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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to December 31, 2013

ITEM 1.                              REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING Global Value Advantage Portfolio (formerly, ING WisdomTreeSM Global High-Yielding Equity Index Portfolio)

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Shareholder Expense Examples	15
Report of Independent Registered Public Accounting Firm	17
Statements of Assets and Liabilities	18
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	27
Notes to Financial Statements	30
Summary Portfolios of Investments	49
Tax Information	93
Shareholder Meeting Information	94
Director/Trustee and Officer Information	99
Additional Information	103

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As we look forward into 2014, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect, only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversiﬁed one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Please see the "Additional Information" section regarding rebranding details on page 103.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product ("GDP") in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the "tapering" of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed's bond purchases. Surprisingly, on the day before Chairman Bernanke's address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed's decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating "bad" news on the economy, which might prolong the Fed's bond purchases, as "good" news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
WisdomTreeSM Global High-Yielding Equity Index

A fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the Wisdom Tree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

3

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Derek Sasveld, CFA, and Paul Zemsky, CFA, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 16.71% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 16.32%, -2.02%, 22.78% and 33.55%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies were additive over the year. In early April, we began reducing the Portfolio's exposure in multiple equity markets and increasing exposure to high-yield corporate bonds as domestic economic data suggested less than expected growth. During the next several weeks, domestic economic data improved substantially, while interest rates and credit spreads declined. This made U.S. investment grade fixed income less attractive and had the opposite effect on U.S. equities. We reversed the Portfolio's positions that were initiated in April and remained aggressive within U.S. equities for the majority of the reporting period. Over the year, domestic equities were one of the top performing asset classes and, therefore, this position contributed to the Portfolio's outperformance.

In mid-July, yield spreads continued to decline, reverting back to levels seen at the beginning of the year, making high-yield corporate bonds increasingly attractive. We viewed the spikes in yields as a market overreaction to the possibility of the U.S. Federal Reserve Board's (the "Fed") intentions to taper its asset purchases. Against this backdrop, we increased an overweight position to high-yield corporate bonds and reduced the Portfolio's exposure to core fixed income. Maintaining this position for the remainder of the year contributed to results, as high corporate yield bonds outperformed intermediate bonds for the year as a whole.

Our analysis shows that, while having an equal weight between large-cap growth and large-cap value will produce an equivalent return and risk to that of large-cap core over long periods of time, the mix of growth and value often outperforms in the shorter run in our opinion. Given this, we completely eliminated the Portfolio's exposure to large-cap core in October and replaced it with this equal weighted positions in both growth and value.

Security selection detracted from performance during the year, with many of the underlying sleeves underperforming their respective benchmarks. Outperformance was only achieved intermediate fixed income sleeves. The main underperformers versus their respective benchmarks were the large-cap growth sleeve and the mid-cap opportunities sleeve.

Overall, strategic asset allocation differences relative to the Portfolio's S&P Target Risk Growth Index benchmark served as a tailwind to performance over the year. The Portfolio benefited from a higher allocation to domestic and international equities as these asset classes posted strong positive returns relative to other asset classes. Our overweight to emerging market equities and international bonds served as a headwind to Performance as volatility in these asset classes lead to negative returns.

Current Strategy and Outlook: While we don't expect a repeat of the equity returns seen in 2013 in 2014, we remain generally positive on U.S. equities. A less dysfunctional mood in Washington DC should make for less fiscal uncertainty which, in tandem with continued monetary accommodation, will be a tailwind for U.S. equities. Global economic acceleration should mean increased demand for global equities in developed markets, specifically in Europe, which continues to show signs of improved economic sentiment. The Portfolio remains overweight to developed market equities relative to emerging markets. Within fixed income, we continue to prefer high-yield corporate bonds to core fixed income to mitigate the impact of rising interest rates.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Common Stock	59.8%
Exchange-Traded Funds	12.5%
Corporate Bonds/Notes	8.1%
U.S. Treasury Obligations	4.4%
U.S. Government Agency Obligations	3.4%
Collateralized Mortgage Obligations	3.2%
Foreign Government Bonds	2.7%
Asset-Backed Securities	2.0%
Preferred Stock	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

iShares iBoxx $ High Yield Corporate Bond Fund	4.9%
SPDR Barclays Capital High Yield Bond ETF	4.6%
iShares MSCI Emerging Markets Index Fund	3.0%
Apple, Inc.	1.5%
United States Treasury Note, 0.250%, 12/31/15	1.3%
ExxonMobil Corp.	1.0%
United States Treasury Note, 1.500%, 12/31/18	1.0%
Google, Inc. — Class A	0.9%
Ameriprise Financial, Inc.	0.8%
General Electric Co.	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective August 30, 2013, Heather Hackett was removed as a portfolio manager of the Portfolio and Derek Sasveld was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class I	16.71%	12.23%	5.42%
Class S	16.33%	11.95%	5.14%
S&P Target Risk Growth Index	16.32%	11.93%	6.62%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
MSCI EAFE® Index	22.78%	12.44%	6.91%
Russell 3000® Index	33.55%	18.71%	7.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING GLOBAL VALUE ADVANTAGE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Global Value Advantage Portfolio (the "Portfolio") seeks long-term growth of capital and current income.(1) The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.(2)

Performance(3): For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 13.63% compared to the WisdomTreeSM Global High-Yielding Equity Index and the MSCI All Country World IndexSM ("MSCI ACW Index"), which returned 15.13% and 22.80%, respectively, for the same period.

Portfolio Specifics(4): WisdomTree — The Portfolio underperformed the WisdomTreeSM Global High Yielding Equity Index by approximately 114 basis points (1.14%) for the period from January 1, 2013 through July 1, 2013.

Health care and financials were the top contributors to performance for the period. Conversely, materials and energy contributed the least to performance.

Global Value Advantage — The Portfolio underperformed the MSCI ACW Index by approximately 69 basis points (0.69%) for the period from inception on July 12, 2013 through December 31, 2013.

The Portfolio's underperformance was driven by security selection. From a regional perspective, unfavorable security selection in Japan and North America hurt performance, but selections within Developed Asia and Emerging Markets contributed to relative performance. Strong security selection within financials and information technology added value, particularly overweights in Lincoln National Corporation, AXA SA, Apple Inc. and Catcher Technology Co., Ltd. Conversely, security selection was the weakest in industrials and health care. Within industrials, overweight positions in CNH Industrial NV and Komatsu Ltd. detracted the most. Within health care, overweight positions in Merck & Co., Inc. and Johnson & Johnson also detracted from performance. Another key detractor from performance was an overweight position in Nissan Motor Co., Ltd. The Portfolio's modest residual cash position also hurt returns.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	23.3%
Industrials	12.2%
Information Technology	12.2%
Consumer Discretionary	10.1%
Energy	9.3%
Health Care	9.2%
Consumer Staples	7.1%
Materials	6.3%
Telecommunication Services	5.5%
Utilities	3.9%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Apple, Inc.	3.7%
ExxonMobil Corp.	2.9%
General Electric Co.	2.4%
Statoil ASA	2.1%
Johnson & Johnson	2.1%
Intel Corp.	2.1%
EMC Corp.	2.1%
Lincoln National Corp.	2.0%
JPMorgan Chase & Co.	2.0%
Oracle Corp.	1.9%

Portfolio holdings are subject to change daily.

(1)  Effective July 12, 2013, the Portfolio's name changed from ING WisdomTreeSM Global High Yielding Equity Index Portfolio. In addition to the name change, related changes were made to the the investment objective, principal investment strategies, and primary benchmark. From July 1, 2013 through the close of business on July 11, 2013, the Portfolio was in a transition period in preparation for the strategy change.

(2)  Additionally, effective July 12, 2013, Stever Wetter was removed as a portfolio manager of the Portfolio and Christopher Corapi, Martin Jansen, David Rabinowitz, and James Ying were added as portfolio managers of the Portfolio.

(3)  The Portfolio's net return, during its time as ING WisdomTreeSM Global High Yielding Equity Index Portfolio, may at times have appeared to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, have been the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio's closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio's daily net asset value ("NAV"), so that the NAV doesn't include "stale" prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

(4)  Please note that this discussion refers to the Portfolio's gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING GLOBAL VALUE ADVANTAGE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	13.46%	11.32%	0.90%
Class S	13.63%	11.58%	1.16%
MSCI ACW Index	22.80%	14.92%	4.25%
WisdomTreeSM Global High-Yielding Equity Index	15.13%	12.46%	1.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Advantage Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Beginning on July 12, 2013 the Portfolio changed its benchmark from the WisdomTreeSM Global High-Yielding Equity Index to the MSCI ACW Index because the MSCI ACW Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

7

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 30.66% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: Unfavorable sector allocation, including the allocation to cash, detracted from results during the reporting period. Stock selection within the information technology and consumer staples sectors were the largest detractors. In contrast, stock selection within the financials and consumer discretionary sectors contributed to performance.

Key detractors from performance were Jabil Circuit, Inc. ("Jabil") and EMC Corp. ("EMC").

Within the information technology sector, an overweight position in Jabil detracted from performance. Its shares performed poorly in November, after the company reduced its long-term revenue and margin targets for its largest, most profitable segment, Diversified Manufacturing Services. Furthermore, the company guided down substantially on its fiscal first quarter earnings call in December, as it announced its disengagement from a major customer (Blackberry) as well as weakness at Apple.

An overweight in EMC, a leader in storage solutions, detracted from performance. The company reported weak third quarter results, including a 4% revenue shortfall and earnings per share that were $0.05 below expectations. Core EMC storage was the reason for the shortfall, driven by weak U.S. federal sales and late-in-the-quarter orders, which led to revenue push-out.

The main individual contributors to performance were Gilead Sciences, Inc. ("Gilead") and Actavis Plc. ("Actavis").

The Portfolio's overweight position in biopharmaceutical company Gilead contributed to performance. The stock benefited from continued strong earnings results, driven by its dominating HIV franchise, combined with several key catalysts, including impressive data on Sofosbuvir for hepatitis C ("HCV") and its eventual Food and Drug Administration approval in December for use in the treatment of HCV genotypes 1-4. Furthermore, the company announced positive Phase 3 data in December from all three ION trials for its Sofosbuvir/Ledipasvir HCV combination, in our opinion affirming its place as the most efficacious, simplest and most convenient all-oral hepatitis C regimen. Investors are also starting to assign more value to Gilead's' oncology pipeline drugs as they receive impressive clinical trial data for Idelalisib in indolent non-Hodgkin's lymphoma and CLL.

The Portfolio's overweight position in generic drug company Actavis contributed to performance. The stock performed well on news that it would acquire Ireland-based specialty pharmaceutical company Warner Chilcott. The deal is expected to be significantly accretive to earnings, driven by operational and tax synergies improving 2014 earnings visibility and, potentially, driving attractive earnings growth for several years. Actavis also benefited from continued strong earnings, combined with several catalysts, including launches of generic Lidoderm, Exalgo, Zovirax and Suboxone. Actavis' balance sheet offers significant flexibility to pursue more mergers and acquisitions and management could leverage its new tax rate to drive significant synergies.

Current Strategy and Outlook: We adhere to our investment process and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. The Portfolio is currently overweight the consumer staples and energy sectors and underweight the financials and consumer discretionary sectors.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Information Technology	17.7%
Financials	17.0%
Health Care	12.0%
Energy	11.6%
Industrials	11.2%
Consumer Discretionary	11.1%
Consumer Staples	9.5%
Utilities	3.0%
Materials	2.7%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Apple, Inc.	4.3%
ExxonMobil Corp.	3.6%
Google, Inc. — Class A	3.0%
Johnson & Johnson	2.9%
Oracle Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Verizon Communications, Inc.	2.3%
Bank of America Corp.	2.1%
Boeing Co.	2.0%
Citigroup, Inc.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective June 30, 2013, Vincent Costa was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	30.07%	16.99%	—	5.40%	—
Class I	30.66%	17.53%	7.24%	—	—
Class S	30.34%	17.25%	6.96%	—	—
Class S2	30.17%	—	—	—	21.46%
S&P 500® Index	32.39%	17.94%	7.41%	6.06%	23.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

9

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of -0.12% compared to the Barclays U.S. Aggregate Bond Index, which returned -2.02% for the same period.

Portfolio Specifics: The Portfolio outperformed the benchmark, driven by favorable asset allocation and security selection. In our view, we believed that the U.S. was the most credible story in the developed world of how to grow in a time of debt, which would support U.S. spread assets and pressure interest rates higher. Furthermore, we felt fears of the U.S. Federal Reserve Board (the "Fed") tapering its asset purchase program, especially in May and June, were overblown and the Fed would remain committed to keeping short-term rates down.

The Fed did remain accommodative for the year. Therefore, the Portfolio's overweight to higher yielding spread assets, including investment grade and high yield corporate bonds and an underweight to weak performing treasuries benefited performance. Spreads tightened over the period, with U.S. investment grade and high yield bonds ending the year at post-crisis tights. Spreads widened meaningfully in the middle of the period when tapering concerns surfaced in May and continued into June. This resulted in a simultaneous cheapening of fixed income assets across the risk spectrum, despite no real changes to global liquidity conditions or the economy. As valuations moved into slightly cheap territory, the Portfolio was able to take advantage of the attractive risk-adjusted carry (yield) and roll down opportunities along a steeper yield curve. We continue to remain constructive on corporate bonds as, in our opinion, credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates. Security selection of investment grade corporate bonds was also favorable.

The Portfolio's out-of-benchmark allocation to non-agency mortgage-backed securities ("MBS") was additive for performance. As non-agency MBS continue to season, we believe that the yield advantage will provide positive relative returns. In addition, we have more conviction across borrower types as fundamentals in housing improve. The Portfolio's out-of-benchmark exposure to emerging market debt ("EMD") was unfavorable and we reduced the Portfolio's allocation to the asset class during the reporting period.

While the Portfolio's overweight to commercial mortgage-backed securities ("CMBS") had a neutral impact, our security selection within the sector was strong, as the bonds we owned benefited from the ongoing recovery in commercial real estate. Additionally, selection of specific asset-backed securities ("ABS") was a positive for results.

While our preference had been to take credit risk over interest rate risk, duration management of U.S. interest rates was traded around that of the benchmark throughout the year. The performance of our duration exposures detracted from performance.

Current Strategy and Outlook: At its final meeting of the year, the Fed announced that it would begin to taper its large-scale asset purchases by moderately $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of MBS per month and $40 billion of long-term treasuries per month. The Fed stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. The Fed also reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its large scale asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, provided inflation remains below its long-term objectives. The Fed's aim is to support the mortgage markets and the ongoing housing recovery.

We believe economic growth in the U.S. may exceed its long-term trend, but the growth rate is slower than has been in the past. We believe the Fed's commitment to forward guidance on zero interest rates will keep policy dovish despite reducing asset purchases. Price swings resulting from the Fed's imperfect communication may distort valuations and create investment opportunities in our opinion.

We believe signs of inflation pressure have not arisen, and above-target core inflation is highly unlikely in 2014. However, higher inflation expectations are likely to precede Fed interest rate hikes, especially if potential growth is higher than expectations in our opinion. Extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. Continuation of this trend alongside a reduction of tail risks has moved many valuations, in our view, from cheap to fair. We believe valuations are likely to become significantly richer before the turn of the cycle, and yield will provide a balance to slightly higher rates. Security selection remains an important lever given the valuations of financial assets.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Corporate Bonds/Notes	27.1%
U.S. Government Agency Obligations	23.1%
Collateralized Mortgage Obligations	15.3%
Affiliated Investment Companies	13.7%
U.S. Treasury Obligations	13.5%
Asset-Backed Securities	9.7%
Preferred Stock	0.2%
Liabilities in Excess of Other Assets*	(2.6)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	4.9%
United States Treasury Note, 0.625%, 12/15/16	3.4%
United States Treasury Note, 3.625%, 08/15/43	2.8%
United States Treasury Note, 1.500%, 12/31/18	2.7%
ING Emerging Markets Local Currency Debt Fund — Class P	2.4%
ING Investment Grade Credit Fund — Class P	2.4%
ING Emerging Markets Corporate Debt Fund — Class P	2.1%
United States Treasury Note, 0.250%, 12/31/15	2.0%
Fannie Mae, 3.500%, 06/25/42	1.8%
United States Treasury Note, 2.750%, 11/15/23	1.4%

Portfolio holdings are subject to change daily.

*  Effective May 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-0.62%	6.99%	—	4.26%	—
Class I	-0.12%	7.57%	4.63%	—	—
Class S	-0.38%	7.30%	4.36%	—	—
Class S2	-0.44%	—	—	—	8.07%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	4.85%	4.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

11

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The first quarter of 2013 saw a continuation of the same major issues and market themes as in 2012. Congress was able to address the "fiscal cliff" issues and push back the debt ceiling debate during the quarter. The Federal Open Market Committee ("FOMC") continued to view the U.S. recovery as slow and at risk without additional policy accommodation. Elevated unemployment and slow global growth, particularly in the euro zone, remained a concern. Household spending and the signs of improvement in the housing sector continued to be one of the bright spots for the economy. The FOMC still anticipated that the first increase in the Federal Funds rate would be in 2015 based on its revised outlook for when unemployment would fall to their target level or 6.5%. It announced plans on continuing purchases of $85 million per month of agency mortgage-backed securities and longer-term U.S. Treasury securities for the foreseeable future in order to provide additional accommodations and economic stimulus. The major economic themes driving the markets during the second and third quarters were a continuing weak economic recovery, an improving but still weak labor market, an improved housing market that was no longer a headwind due to increasing prices and affordability and tame inflation.

The uncertainty as to the timing of the start of tapering of the quantitative easing monthly asset purchases and the potential amount of cuts also had an impact on asset prices and longer-term interest rates. The FOMC did not announce the start of tapering in September, as the vast majority of market participants and observers had anticipated. The FOMC's tapering delay was primarily due to the uncertainty surrounding the impact from the political stalemate in Congress over raising the debt ceiling limit and extending the continuing budget resolution. The FOMC continued to project that the Federal Funds rate would remain in the 0.00% to 0.25% range until sometime in 2015 as it anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range.

The FOMC announced in its post-December 18 meeting statement that they would start the tapering of the quantitative easing by reducing the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities to $75 billion, beginning in January 2014. This action was long anticipated by the market due to the improving labor market, inflation running well below the FOMC's comfort range and other economic indicators showing modest but steady growth for the most part. The unemployment rate for November as reported just prior to the December FOMC meeting showed that unemployment had fallen to 7.0% and was expected to continue to decline. The FOMC, through both words and actions, tried to make it clear that the start of tapering was not the start of the eventual raising of short-term interest rates which it still projected to most likely be in 2015. Yields on money market securities remained range bound thought out the year at the extreme low end of their historical trading levels, offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of the current market conditions and risks, as well as the low absolute level of rates. The Portfolio continued to waive fees in order to maintain a 0.00% net yield as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 50 day weighted average maturity ("WAM",) which was one day shorter than the peer average of 51-days for the iMoneyNet First Tier Retail category at the end of the period, but did have a higher WAM for the majority of the 2013.

The Portfolio continued to limited exposure to the European banks during the reporting period, despite an increase in exposure by our peers. In particular, we invested in those issuers who we had the highest confidence of being able to weather the difficult economic and credit conditions in the euro zone. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt. This was done in order to further reduce credit risk and maintain excess daily and weekly liquidity over the minimum requirements.

Outlook and Current Strategy: Our current strategy for the Portfolio is to continue to maintain an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pick-up relative to the increased risk. That said these backups would likely be temporary in light of the FOMC position on holding the Fed Funds rate in the 0.00% to 0.25% range for the foreseeable future. Credit exposure and risk will remain limited but could be increased as credit conditions potentially improve, particularly in Europe.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repurchase agreement and other lower risk short-term liquidity securities, including U.S. government securities.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Asset Backed Commercial Paper	22.4%
Other Note	19.8%
Financial Company Commercial Paper	18.7%
Government Agency Repurchase Agreement	11.2%
Government Agency Debt	9.4%
Treasury Debt	7.1%
Certificates of Deposit	5.1%
Other Commercial Paper	3.5%
Other Instrument	3.1%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Goldman Sachs Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14, $50,000,003 to be received upon repurchase (Collateralized by $50,258,000, Federal Farm Credit Bank, 1.625%, Market Value plus accrued interest $51,000,604 due 11/19/14), 01/02/14	6.5%
United States Treasury Bill, 0.079%, 03/06/14	4.8%
Deutsche Bank Repurchase Agreement dated 12/31/13, 0.02%, due 1/2/14, $35,964,040 to be received upon repurchase (Collateralized by $44,227,000, various US Govt Agncy Obg, 0.000%-4.375%, Market Value plus accrued interest $36,683,371 due 2/25/14-03/23/28), 01/02/14	4.7%
Wells Fargo Bank NA, 0.380%, 03/23/14	4.0%
Toronto Dominion Bank Ltd., 0.220%, 01/03/14	3.7%
BNP Paribas Finance, Inc., 0.170%, 01/31/14	3.6%
Jupiter Securitization Company LLC, 0.282%, 07/01/14	3.6%
Federal Home Loan Bank Discount Notes, 0.060%, 02/11/14	3.5%
Federal Home Loan Bank Discount Notes, 0.055%, 02/19/14	3.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/14	3.1%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY PORTFOLIO

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 37.76% compared to the Russell 2000® Index, which returned 38.82% for the same period.

Portfolio Specifics: Underperformance was primarily due to unfavorable sector allocation. The Portfolio's underweight allocation to the pharmaceuticals and biotechnology sector detracted from returns. Additionally, the Portfolio's allocation to cash was a drag on performance. Stock selection within the consumer durables and industrial materials sectors contributed to performance, while unfavorable stock selection within the software and services and transportation sectors detracted the most value.

The main individual contributors to performance were Carrizo Oil & Gas, Inc. and La-Z-Boy Inc. Within the energy sector, shares of Carrizo Oil & Gas, Inc. outperformed during the period due to relatively positive outlook for 2013 and positive sentiment around production growth expectations over the next several years associated with their shift toward liquids. Furthermore, investors have begun to speculate about the company's position in the Utica shale and what it might be worth.

Within the consumer durables sector, an overweight position in La-Z-Boy Inc. added value. The company has been benefiting from various multi-year efforts, including cutting costs during the downturn, which have finally become more visible. In addition, the company has been supported by an improving home furnishing environment. The broader industry tailwind, combined with the company's own initiatives, are driving top-line growth and thus leading to upward revisions of estimates and sentiment.

Key detractors from performance were American Campus Communities, Inc. ("ACC") and Thompson Creek Metals Co., Inc. ("Thompson"). Shares of Thompson, a North American mining company, detracted from performance. The company operates two molybdenum mines in North America, along with roasting facilities to further process the output. Thompson released a fourth quarter 2012 earnings per share loss, which included a large write-down of its interest in the Endako mine in Canada due to operational issues. Furthermore, investors began worrying about copper prices, which has raised concern about the mine Thompson is planning on completing this year. We have been reducing the Portfolio's exposure to the mining industry and are positioning to redeploy the funds into other opportunities within the industrials sector.

Within real estate, the Portfolio's position in non-benchmark company ACC detracted from performance. Its shares underperformed due to concerns about leasing activity for the upcoming school year, as well as pricing. We believe that the concerns are valid and feel that, even with leasing activity slowing down somewhat, the stock price reflects a majority of the concerns. We continue to hold the Portfolio's position in ACC and will continue to maintain dialogue with the company's management.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals, our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Portfolio is well positioned as we think that investors will continue to focus on companies' fundamentals due to the ongoing economic uncertainty.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	22.4%
Industrials	19.6%
Information Technology	16.1%
Consumer Discretionary	15.1%
Health Care	9.7%
Energy	5.9%
Materials	4.8%
Utilities	2.6%
Consumer Staples	1.9%
Exchange-Traded Funds	0.9%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

HB Fuller Co.	1.2%
Brady Corp.	1.1%
Heartland Express, Inc.	1.1%
Commercial Metals Co.	1.0%
Healthsouth Corp.	1.0%
Webster Financial Corp.	1.0%
Cardtronics, Inc.	1.0%
PTC, Inc.	1.0%
Curtiss-Wright Corp.	1.0%
Unit Corp.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	37.04%	18.95%	—	19.72%	—
Class I	37.76%	19.54%	10.13%	—	—
Class S	37.37%	19.25%	9.82%	—	—
Class S2	37.19%	—	—	—	25.41%
Russell 2000® Index	38.82%	20.08%	9.07%	20.74%	27.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class I	$1,000.00	$1,115.50	0.64%	$3.41	$1,000.00	$1,021.98	0.64%	$3.26
Class S	1,000.00	1,113.70	0.89	4.74	1,000.00	1,020.72	0.89	4.53
ING Global Value Advantage Portfolio
Class ADV	$1,000.00	$1,146.20	1.28%	$6.92	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,147.40	1.03	5.58	1,000.00	1,020.01	1.03	5.24
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,166.40	1.04%	$5.68	$1,000.00	$1,019.96	1.04%	$5.30
Class I	1,000.00	1,168.90	0.59	3.23	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	1,167.50	0.84	4.59	1,000.00	1,020.97	0.84	4.28
Class S2	1,000.00	1,166.50	0.99	5.41	1,000.00	1,020.21	0.99	5.04

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,014.30	0.99%	$5.03	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,016.90	0.49	2.49	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,015.10	0.74	3.76	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	1,015.20	0.89	4.52	1,000.00	1,020.72	0.89	4.53
ING Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.23%	$1.16	$1,000.00	$1,024.05	0.23%	$1.17
Class S	1,000.00	1,000.00	0.23	1.16	1,000.00	1,024.05	0.23	1.17
ING Small Company Portfolio
Class ADV	$1,000.00	$1,196.40	1.34%	$7.42	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,199.10	0.84	4.66	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,197.60	1.09	6.04	1,000.00	1,019.71	1.09	5.55
Class S2	1,000.00	1,196.40	1.24	6.86	1,000.00	1,018.95	1.24	6.31

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Global Value Advantage Portfolio (formally known as ING WisdomTreeSM Global High-Yielding Equity Index Portfolio), and ING Small Company Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio and ING Money Market Portfolio, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$523,340,561	$178,964,012	$4,404,203,134
Short-term investments at fair value**	14,562,243	1,268,000	116,611,981
Total investments at fair value	$537,902,804	$180,232,012	$4,520,815,115
Short-term investments at amortized cost	217,290	—	—
Cash	5,129,945	860	639,199
Cash collateral for futures	2,041,542	13,260	2,123,800
Cash pledged for centrally cleared swaps (Note 2)	125,000	—	—
Foreign currencies at value***	1,120,906	117,700	—
Receivables:
Investment securities sold	1,837,636	—	—
Investment securities sold on a delayed-delivery or when-issued basis	1,264,661	—	—
Fund shares sold	50,639	4,016	57,285
Dividends	600,737	190,243	4,849,319
Interest	995,911	—	—
Foreign tax reclaims	128,957	287,832	50,547
Variation margin	—	—	165,760
Unrealized appreciation on forward foreign currency contracts	341,701	—	—
Upfront payments paid on OTC swap agreements	36,771	—	—
Unrealized appreciation on OTC swap agreements	21,991	—	—
Variation margin receivable on centrally cleared swaps	13,599	—	—
Prepaid expenses	2,043	674	16,445
Total assets	551,832,133	180,846,597	4,528,717,470
LIABILITIES:
Payable for investment securities purchased	2,256,230	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,543,804	—	—
Payable for fund shares redeemed	142,989	11,041	17,098,794
Payable for foreign cash collateral for futures****	22,418	—	—
Payable upon receipt of securities loaned	1,883,965	—	17,290,795
Unrealized depreciation on forward foreign currency contracts	453,457	—	—
Upfront payments received on OTC swap agreements	136,980	—	—
Unrealized depreciation on OTC swap agreements	27,205	—	—
Payable for investment management fees	228,873	69,362	1,885,759
Payable for administrative fees	25,175	15,078	207,427
Payable for distribution and shareholder service fees	1,222	37,970	729,030
Payable for directors fees	2,685	898	21,450
Other accrued expenses and liabilities	164,196	72,662	555,192
Total liabilities	7,889,199	207,011	37,788,447
NET ASSETS	$543,942,934	$180,639,586	$4,490,929,023
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$550,961,624	$190,008,059	$3,454,347,325
Undistributed (distributions in excess of) net investment income	8,592,107	5,125,253	(1,512,035)
Accumulated net realized loss	(66,763,329)	(34,223,907)	(185,570,539)
Net unrealized appreciation	51,152,532	19,730,181	1,223,664,272
NET ASSETS	$543,942,934	$180,639,586	$4,490,929,023
+ Including securities loaned at value	$1,837,855	$—	$16,872,570
* Cost of investments in securities	$472,080,516	$159,251,414	$3,182,322,493
** Cost of short-term investments	$14,564,081	$1,268,000	$116,611,981
*** Cost of foreign currencies	$1,126,566	$117,282	$—
**** Cost of payable for foreign cash collateral for futures	$22,418	$—	$—

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
Class ADV:
Net Assets	n/a	$1,312,195	$1,441,995,044
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	146,792	45,985,731
Net asset value and redemption price per share	n/a	$8.94	$31.36
Class I:
Net Assets	$538,114,041	n/a	$2,182,314,381
Shares authorized	500,000,000	n/a	unlimited
Par value	$0.001	n/a	$1.000
Shares outstanding	38,402,254	n/a	68,913,066
Net asset value and redemption price per share	$14.01	n/a	$31.67
Class S:
Net Assets	$5,828,893	$179,327,391	$865,453,095
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	418,633	19,856,043	27,581,808
Net asset value and redemption price per share	$13.92	$9.03	$31.38
Class S2:
Net Assets	n/a	n/a	$1,166,503
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$1.000
Shares outstanding	n/a	n/a	37,574
Net asset value and redemption price per share	n/a	n/a	$31.05

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$1,799,782,876	$—	$699,427,190
Investments in affiliates at fair value**	277,916,789	—	—
Short-term investments at fair value***	32,064,505	—	35,031,562
Total investments at fair value	$2,109,764,170	$—	$734,458,752
Repurchase agreements	—	85,964,000	—
Short-term investments at amortized cost	7,149,124	685,090,420	—
Cash	55,171	656	284
Cash collateral for futures	654,913	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	8,043,000	—	—
Receivables:
Investment securities sold	2,318,674	—	1,642,924
Investment securities sold on a delayed-delivery or when-issued basis	73,266,799	—	—
Fund shares sold	21,247,505	572,241	103,995
Dividends	815	286	639,636
Interest	11,262,025	265,601	—
Foreign tax reclaims	—	—	12,824
Unrealized appreciation on forward foreign currency contracts	653,931	—	—
Prepaid expenses	7,743	3,896	2,584
Total assets	2,234,423,870	771,897,100	736,860,999
LIABILITIES:
Payable for investment securities purchased	2,089,987	—	854,529
Payable for investment securities purchased on a delayed-delivery or when-issued basis	192,642,559	—	—
Payable for fund shares redeemed	632,149	3,015,909	3,741,126
Payable upon receipt of securities loaned	3,835,172	—	25,787,562
Unrealized depreciation on forward foreign currency contracts	698,889	—	—
Upfront payments received on OTC swap agreements	6,387,436	—	—
Unrealized depreciation on OTC swap agreements	995,925	—	—
Payable for investment management fees	682,782	166,021	442,104
Payable for administrative fees	93,879	36,524	32,420
Payable for distribution and shareholder service fees	254,106	17	29,931
Payable for directors fees	10,657	4,350	3,267
Other accrued expenses and liabilities	304,944	15,590	80,346
Total liabilities	208,628,485	3,238,411	30,971,285
NET ASSETS	$2,025,795,385	$768,658,689	$705,889,714
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,244,464,527	$768,688,595	$451,408,068
Undistributed (distributions in excess of) net investment income	2,598,958	(137,755)	2,066,500
Accumulated net realized gain (loss)	(226,909,700)	107,849	64,709,009
Net unrealized appreciation	5,641,600	—	187,706,137
NET ASSETS	$2,025,795,385	$768,658,689	$705,889,714
+ Including securities loaned at value	$3,748,094	$—	$25,195,589
* Cost of investments in securities	$1,775,428,834	$—	$511,721,053
** Cost of investments in affiliates	$295,040,103	$—	$—
*** Cost of short-term investments	$32,064,480	$—	$35,031,562

See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
Class ADV:
Net Assets	$37,057,894	n/a	$7,232,870
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	2,983,107	n/a	302,078
Net asset value and redemption price per share	$12.42	n/a	$23.94
Class I:
Net Assets	$846,915,867	$768,521,009	$571,880,272
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	67,748,918	768,292,780	23,214,656
Net asset value and redemption price per share	$12.50	$1.00	$24.63
Class S:
Net Assets	$1,140,316,572	$137,680	$126,745,627
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	91,704,743	137,645	5,228,102
Net asset value and redemption price per share	$12.43	$1.00	$24.24
Class S2:
Net Assets	$1,505,052	n/a	$30,945
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	121,123	n/a	1,286
Net asset value and redemption price per share	$12.43	n/a	$24.06

See Accompanying Notes to Financial Statements
21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,669,093	$7,156,597	$78,893,398
Interest	5,099,539	—	15,003
Securities lending income, net	129,688	1,945	17,641
Total investment income	14,898,320	7,158,542	78,926,042
EXPENSES:
Investment management fees	2,684,406	826,051	21,449,732
Distribution and shareholder service fees:
Class ADV	—	6,716	6,806,243
Class S	14,152	445,583	2,050,623
Class S2	—	—	4,643
Transfer agent fees	709	226	10,996
Administrative service fees	295,276	179,575	2,359,398
Shareholder reporting expense	37,868	12,604	413,388
Professional fees	43,511	34,887	266,496
Custody and accounting expense	341,927	135,115	390,334
Directors fees	16,106	5,387	128,699
License fee (Note 4)	—	179,230	—
Miscellaneous expense	22,178	11,015	195,047
Interest expense	1,317	915	3,041
Total expenses	3,457,450	1,837,304	34,078,640
Net recouped/waived and reimbursed fees	—	17,538	(681,541)
Net expenses	3,457,450	1,854,842	33,397,099
Net investment income	11,440,870	5,303,700	45,528,943
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	47,977,725	18,835,580	513,548,361
Foreign currency related transactions	(1,210,829)	(232,237)	(1,409)
Futures	1,557,000	143,186	(647,326)
Swaps	(1,372,906)	—	—
Written options	2,121	—	—
Net realized gain	46,953,111	18,746,529	512,899,626
Net change in unrealized appreciation (depreciation) on:
Investments	22,864,876	(1,173,112)	574,127,038
Foreign currency related transactions	(23,370)	12,903	1,480
Futures	(217,481)	(19,396)	1,781,356
Swaps	1,643,988	—	—
Written options	(56,654)	—	—
Net change in unrealized appreciation (depreciation)	24,211,359	(1,179,605)	575,909,874
Net realized and unrealized gain	71,164,470	17,566,924	1,088,809,500
Increase in net assets resulting from operations	$82,605,340	$22,870,624	$1,134,338,443
*Foreign taxes withheld	$252,957	$558,823	$280,602

See Accompanying Notes to Financial Statements
22

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,009,711	$3,268	$6,712,544
Interest, net of foreign taxes withheld*	72,728,827	1,986,359	—
Dividends from affiliated funds	12,522,225	—	—
Securities lending income, net	229,561	—	1,236,773
Total investment income	86,490,324	1,989,627	7,949,317
EXPENSES:
Investment management fees	8,525,348	2,173,368	4,901,256
Distribution and shareholder service fees:
Class ADV	183,744	—	34,604
Class S	2,926,953	337	304,785
Class S2	2,025	—	912
Transfer agent fees	5,750	921	1,133
Administrative service fees	1,172,198	478,126	359,414
Shareholder reporting expense	229,695	85,075	73,000
Professional fees	84,199	63,805	43,088
Custody and accounting expense	293,156	87,057	71,080
Directors fees	63,940	26,098	19,605
Miscellaneous expense	106,143	24,693	29,165
Interest expense	1,043	2,245	459
Total expenses	13,594,194	2,941,725	5,838,501
Net waived and reimbursed fees	(405)	(952,098)	(182)
Net expenses	13,593,789	1,989,627	5,838,319
Net investment income	72,896,535	—	2,110,998
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	434,552	107,849	79,092,778
Capital gain distributions from affiliated underlying funds	3,261,493	—	—
Sale of investments in affiliates	1,745,814	—	—
Foreign currency related transactions	857,149	—	—
Futures	4,308,536	—	—
Swaps	(6,214,029)	—	—
Written options	(2,092,721)	—	—
Net realized gain	2,300,794	107,849	79,092,778
Net change in unrealized appreciation (depreciation) on:
Investments	(62,298,383)	—	126,299,108
Affiliated underlying funds	(26,243,655)	—	—
Foreign currency related transactions	1,837,346	—	—
Futures	(1,710,228)	—	—
Swaps	7,344,719	—	—
Net change in unrealized appreciation (depreciation)	(81,070,201)	—	126,299,108
Net realized and unrealized gain (loss)	(78,769,407)	107,849	205,391,886
Increase (decrease) in net assets resulting from operations	$(5,872,872)	$107,849	$207,502,884
*Foreign taxes withheld	$—	$913	$13,151

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Global Value Advantage Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$11,440,870	$13,774,177	$5,303,700	$6,303,147
Net realized gain (loss)	46,953,111	22,041,463	18,746,529	(4,841,267)
Net change in unrealized appreciation (depreciation)	24,211,359	33,197,059	(1,179,605)	23,551,220
Increase in net assets resulting from operations	82,605,340	69,012,699	22,870,624	25,013,100
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(45,612)	(39,120)
Class I	(11,524,626)	(16,407,669)	—	—
Class S	(108,216)	(165,089)	(6,360,001)	(7,076,900)
Total distributions	(11,632,842)	(16,572,758)	(6,405,613)	(7,116,020)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,587,067	3,421,064	7,314,087	7,159,670
Reinvestment of distributions	11,632,842	16,572,757	6,405,613	7,116,020
	19,219,909	19,993,821	13,719,700	14,275,690
Cost of shares redeemed	(72,065,977)	(77,456,866)	(31,238,818)	24,866,837
Net decrease in net assets resulting from capital share transactions	(52,846,068)	(57,463,045)	(17,519,118)	(10,951,147)
Net increase (decrease) in net assets	18,126,430	(5,023,104)	(1,054,107)	7,305,933
NET ASSETS:
Beginning of year or period	525,816,504	530,839,608	181,693,693	174,387,760
End of year or period	$543,942,934	$525,816,504	$180,639,586	$181,693,693
Undistributed net investment income at end of year or period	$8,592,107	$11,818,189	$5,125,253	$6,400,245

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$45,528,943	$60,554,036	$72,896,535	$87,167,168
Net realized gain	512,899,626	201,921,770	2,300,794	53,778,489
Net change in unrealized appreciation (depreciation)	575,909,874	315,186,751	(81,070,201)	69,675,925
Increase (decrease) in net assets resulting from operations	1,134,338,443	577,662,557	(5,872,872)	210,621,582
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11,891,951)	(17,283,832)	(1,083,732)	(1,377,112)
Class I	(26,741,182)	(33,859,750)	(29,108,399)	(46,331,028)
Class S	(8,705,057)	(12,215,984)	(35,876,256)	(52,405,250)
Class S2	(10,811)	(11,472)	(50,560)	(52,316)
Total distributions	(47,349,001)	(63,371,038)	(66,118,947)	(100,165,706)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,000,910	211,287,361	141,538,526	315,624,658
Proceeds from shares issued in merger (Note 15)	270,921,112	—	—	—
Reinvestment of distributions	47,326,587	63,344,871	66,105,078	100,145,495
	405,248,609	274,632,232	207,643,604	415,770,153
Cost of shares redeemed	(891,753,358)	(788,623,530)	(368,540,853)	(738,335,864)
Net decrease in net assets resulting from capital share transactions	(486,504,749)	(513,991,298)	(160,897,249)	(322,565,711)
Net increase (decrease) in net assets	600,484,693	300,221	(232,889,068)	(212,109,835)
NET ASSETS:
Beginning of year or period	3,890,444,330	3,890,144,109	2,258,684,453	2,470,794,288
End of year or period	$4,490,929,023	$3,890,444,330	$2,025,795,385	$2,258,684,453
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,512,035)	$(466,290)	$2,598,958	$(7,063,051)

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$—	$344,257	$2,110,998	$2,986,347
Net realized gain	107,849	154,584	79,092,778	57,728,705
Net change in unrealized appreciation	—	—	126,299,108	21,377,778
Increase in net assets resulting from operations	107,849	498,841	207,502,884	82,092,830
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(4,517)	—
Class I	—	(344,254)	(2,661,798)	(1,896,687)
Class S	—	—	(323,038)	(158,247)
Class S2	—	—	(435)	(158)
Net realized gains:
Class ADV	—	—	(561,010)	(231,384)
Class I	(160,387)	—	(41,429,239)	(16,798,543)
Class S	(24)	—	(9,277,948)	(4,016,404)
Class S2	—	—	(20,332)	(8,048)
Total distributions	(160,411)	(344,254)	(54,278,317)	(23,109,471)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	97,970,752	105,169,901	70,836,881	50,498,757
Reinvestment of distributions	160,411	344,254	54,278,317	23,109,471
	98,131,163	105,514,155	125,115,198	73,608,228
Cost of shares redeemed	(305,023,492)	(306,536,128)	(152,172,113)	(150,976,912)
Net decrease in net assets resulting from capital share transactions	(206,892,329)	(201,021,973)	(27,056,915)	(77,368,684)
Net increase (decrease) in net assets	(206,944,891)	(200,867,386)	126,167,652	(18,385,325)
NET ASSETS:
Beginning of year or period	975,603,580	1,176,470,966	579,722,062	598,107,387
End of year or period	$768,658,689	$975,603,580	$705,889,714	$579,722,062
Undistributed (distributions in excess of) net investment income/accumulated net investment loss at end of year or period	$(137,755)	$(131,928)	$2,066,500	$2,945,290

See Accompanying Notes to Financial Statements
26

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-13	12.27	0.28	•	1.74	2.02	0.28	—	—
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
Class S
12-31-13	12.20	0.24	•	1.73	1.97	0.25	—	—
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
ING Global Value Advantage Portfolio
Class ADV
12-31-13	8.15	0.23	•	0.85	1.08	0.29	—	—
12-31-12	7.38	0.25	•	0.81	1.06	0.29	—	—
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—
12-31-09	5.99	0.22		1.55	1.77	—	—	—
Class S
12-31-13	8.23	0.25	•	0.85	1.10	0.30	—	—
12-31-12	7.44	0.27	•	0.83	1.10	0.31	—	—
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—
12-31-09	5.98	0.23		1.56	1.79	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-13	24.31	0.22	•	7.09	7.31	0.26	—	—
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
Class I
12-31-13	24.54	0.35	•	7.17	7.52	0.39	—	—
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
Class S
12-31-13	24.32	0.28	•	7.10	7.38	0.32	—	—
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
Class S2
12-31-13	24.08	0.22		7.04	7.26	0.29	—	—
12-31-12	21.23	0.35	•	2.90	3.25	0.40	—	—
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16	—	—
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—
02-27-09(5)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-13	0.28	—	14.01	16.71	0.64	0.64		0.64		2.13		538,114	210
12-31-12	0.36	—	12.27	13.64	0.64	0.64		0.64		2.57		520,249	234
12-31-11	0.31	—	11.13	(1.40)	0.65	0.65		0.65		2.51		524,887	259
12-31-10	0.30	—	11.58	14.22	0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	0.43	—	10.42	19.23	0.63	0.63	†	0.63	†	2.55	†	631,106	337
Class S
12-31-13	0.25	—	13.92	16.33	0.89	0.89		0.89		1.88		5,829	210
12-31-12	0.33	—	12.20	13.49	0.89	0.89		0.89		2.32		5,567	234
12-31-11	0.28	—	11.05	(1.66)	0.90	0.90		0.90		2.25		5,953	259
12-31-10	0.28	—	11.50	13.87	0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	0.40	—	10.36	18.94	0.88	0.88	†	0.88	†	2.30	†	7,374	337
ING Global Value Advantage Portfolio
Class ADV
12-31-13	0.29	—	8.94	13.46	1.27	1.28		1.28		2.70		1,312	122
12-31-12	0.29	—	8.15	14.74	1.33	1.34		1.34		3.25		1,485	23
12-31-11	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812	25
12-31-10	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695	47
12-31-09	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1	66
Class S
12-31-13	0.30	—	9.03	13.63	1.02	1.03		1.03		2.96		179,327	122
12-31-12	0.31	—	8.23	15.12	1.08	1.09		1.09		3.54		180,208	23
12-31-11	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576	25
12-31-10	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216	47
12-31-09	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257	66
ING Growth and Income Portfolio
Class ADV
12-31-13	0.26	—	31.36	30.07	1.09	1.04		1.04		0.80		1,441,995	49
12-31-12	0.34	—	24.31	15.24	1.09	1.04		1.04		1.23		1,251,577	57
12-31-11	0.19	—	21.39	(0.72)	1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	0.19	—	21.74	13.55	1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	0.20	—	19.31	29.69	1.11	1.11	†	1.11	†	1.10	†	1,302	104
Class I
12-31-13	0.39	—	31.67	30.66	0.59	0.59		0.59		1.25		2,182,314	49
12-31-12	0.45	—	24.54	15.78	0.59	0.59		0.59		1.68		1,865,425	57
12-31-11	0.29	—	21.59	(0.27)	0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	0.23	—	21.94	14.14	0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	0.26	—	19.42	30.24	0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
Class S
12-31-13	0.32	—	31.38	30.34	0.84	0.84		0.84		1.00		865,453	49
12-31-12	0.39	—	24.32	15.47	0.84	0.84		0.84		1.42		772,713	57
12-31-11	0.26	—	21.40	(0.51)	0.83	0.83		0.83		1.13		795,131	75
12-31-10	0.17	—	21.77	13.81	0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	0.23	—	19.28	30.03	0.86	0.86	†	0.86	†	1.34	†	481,897	104
Class S2
12-31-13	0.29	—	31.05	30.17	1.09	0.99		0.99		0.85		1,167	49
12-31-12	0.40	—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	0.16	—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16	—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5)-12-31-09	0.09	—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104

See Accompanying Notes to Financial Statements
27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)		($)		($)		($)		($)
ING Intermediate Bond Portfolio
Class ADV
12-31-13	12.88	0.39		(0.47)		(0.08)		0.38		—		—
12-31-12	12.34	0.42	•	0.67		1.09		0.55		—		—
12-31-11	12.04	0.47	•	0.38		0.85		0.55		—		—
12-31-10	11.62	0.57	•	0.48		1.05		0.63		—		—
12-31-09	11.12	0.47		0.76		1.23		0.73		—		—
Class I
12-31-13	12.96	0.45	•	(0.47)		(0.02)		0.44		—		—
12-31-12	12.40	0.49	•	0.67		1.16		0.60		—		—
12-31-11	12.07	0.54	•	0.37		0.91		0.58		—		—
12-31-10	11.57	0.61	•	0.53		1.14		0.64		—		—
12-31-09	11.08	0.53	•	0.75		1.28		0.79		—		—
Class S
12-31-13	12.89	0.44		(0.49)		(0.05)		0.41		—		—
12-31-12	12.34	0.45	•	0.67		1.12		0.57		—		—
12-31-11	12.01	0.51	•	0.37		0.88		0.55		—		—
12-31-10	11.52	0.57	•	0.52		1.09		0.60		—		—
12-31-09	11.00	0.50	•	0.75		1.25		0.73		—		—
Class S2
12-31-13	12.92	0.44	•	(0.50)		(0.06)		0.43		—		—
12-31-12	12.37	0.41		0.69		1.10		0.55		—		—
12-31-11	12.08	0.52	•	0.34		0.86		0.57		—		—
12-31-10	11.59	0.55	•	0.53		1.08		0.59		—		—
02-27-09(5) -12-31-09	10.79	0.42	•	1.15		1.57		0.77		—		—
ING Money Market Portfolio(a)
Class I
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—
Class S
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—
12-31-12	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—
12-31-11	1.00	—		0.00	*	0.00		—		0.00	*	0.00	*
03-15-10(5) -12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-13	19.13	(0.02)		6.64		6.62		0.01		1.80		—
12-31-12	17.39	0.01		2.41		2.42		—		0.68		—
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)		0.06		—		—
12-31-10	14.60	0.04	•	3.42		3.46		0.08		—		—
12-31-09	11.58	0.08	•	3.02		3.10		0.08		—		—
Class I
12-31-13	19.63	0.08	•	6.84		6.92		0.12		1.80		—
12-31-12	17.82	0.10	•	2.47		2.57		0.08		0.68		—
12-31-11	18.34	0.07		(0.52)		(0.45)		0.07		—		—
12-31-10	14.82	0.09		3.52		3.61		0.09		—		—
12-31-09	11.70	0.09		3.11		3.20		0.08		—		—
Class S
12-31-13	19.35	0.03		6.72		6.75		0.06		1.80		—
12-31-12	17.57	0.05	•	2.44		2.49		0.03		0.68		—
12-31-11	18.09	0.02		(0.50)		(0.48)		0.04		—		—
12-31-10	14.64	0.04		3.47		3.51		0.06		—		—
12-31-09	11.57	0.05	•	3.09		3.14		0.07		—		—

						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-13	0.38		—	12.42	(0.62)	0.99	0.99		0.99		3.05		37,058	389
12-31-12	0.55		—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
Class I
12-31-13	0.44		—	12.50	(0.12)	0.49	0.49		0.49		3.57		846,916	389
12-31-12	0.60		—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
Class S
12-31-13	0.41		—	12.43	(0.38)	0.74	0.74		0.74		3.31		1,140,317	389
12-31-12	0.57		—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
Class S2
12-31-13	0.43		—	12.43	(0.44)	0.99	0.89		0.89		3.45		1,505	389
12-31-12	0.55		—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5) -12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(a)
Class I
12-31-13	0.00	*	—	1.00	0.02	0.34	0.23		0.23		0.00		768,521	—
12-31-12	0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
Class S
12-31-13	0.00	*	—	1.00	0.02	0.59	0.23		0.23		0.00		138	—
12-31-12	—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) -12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-13	1.81		—	23.94	37.04	1.34	1.34		1.34		(0.13)		7,233	36
12-31-12	0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
Class I
12-31-13	1.92		—	24.63	37.76	0.84	0.84		0.84		0.38		571,880	36
12-31-12	0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
Class S
12-31-13	1.86		—	24.24	37.37	1.09	1.09		1.09		0.12		126,746	36
12-31-12	0.71		—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07		—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128

See Accompanying Notes to Financial Statements
28

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S2
12-31-13	19.22	(0.02	)•	6.70	6.68	0.04	1.80	—
12-31-12	17.47	0.03		2.41	2.44	0.01	0.68	—
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5) -12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S2
12-31-13	1.84	—	24.06	37.19	1.34	1.24		1.24		(0.11)		31	36
12-31-12	0.69	—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5) -12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, the "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen separate active diversified and non-diversified series. The two diversified series that are in this report are ING Global Value Advantage Portfolio ("Global Value Advantage") formerly, ING WisdomTreeSM Global High-Yielding Equity Index Portfolio and ING Small Company Portfolio ("Small Company"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios." The investment objective of the Portfolios is described in the Portfolios' Prospectus.

Each Portfolio offers at least two of the following classes of shares: Adviser Class ("Class ADV"), Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser ("ING IM" or the "Sub-Adviser") to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Investment Adviser's or Sub-Adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $400,763 and $653,931, respectively, which represents the gross payments to be received by the Portfolios on open OTC swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2013. At December 31, 2013, there was no collateral posted by any counterparty.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2013, Balanced and Intermediate Bond had a net liability position of $617,642 and $8,082,250, respectively, on open OTC swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2013, Intermediate Bond had posted $8,043,000 in cash collateral to certain counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2013, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$78,833,148	$64,278,961
Intermediate Bond	97,914,116	182,380,011

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2013.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Global Value Advantage and Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2013, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$50,323,025	$19,921,344
Intermediate Bond	215,751,916	75,109,551
Global Value Advantage	3,476,644	—
Growth and Income	36,697,154	—

Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio's for open futures contracts at December 31, 2013.

F.  Options Contracts. Certain Portfolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2013, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2013. There were no open written foreign currency options at December 31, 2013.

During the year ended December 31, 2013, Balanced and Intermediate Bond have purchased interest rate swaptions to gain exposure to interest rates. There were no open purchased interest rate swaptions for either Portfolio at December 31, 2013. In addition, Intermediate Bond has written interest rate swaptions to generate income. There were no open written interest rate swaptions at December 31, 2013.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2013.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements ("MRA") which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2013.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices ("CDX"). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2013, Balanced and Intermediate Bond had average notional amounts of $3,443,600 and $80,256,500 on credit default swaps to buy protection and average notional amounts of $1,144,000 and $15,479,000 on credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for both Portfolio's for open credit default swaps to buy protection at December 31, 2013. There were no open credit default swaps to sell protection at December 31, 2013.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2013, Balanced has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $18,695,511.

For the year ended December 31, 2013, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $15,943,642 and $73,499,153, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for Balanced for open interest rate swaps at December 31, 2013. There were no open interest rate swaps for Intermediate Bond at December 31, 2013.

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2013, Balanced posted $125,000 in cash collateral as initial margin for centrally cleared interest rate swaps.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$632,357,146	$681,061,703
Global Value Advantage	214,570,640	231,970,149
Growth and Income	2,054,722,369	2,808,442,560
Intermediate Bond	1,461,064,179	1,574,534,692
Small Company	229,099,689	304,984,667

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$455,662,360	$461,136,506
Intermediate Bond	7,369,781,923	7,493,876,551

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million;
0.43% on the next $500 million;
0.41% thereafter
Growth and Income	0.500% on the first $10 billion;
0.450% on the next $5 billion; and
0.425% thereafter
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio (except Global Value Advantage)

a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.03% thereafter. For Global Value Advantage, IFS is entitled to receive a fee at an annual rate of 0.10% of the Portfolio's average daily net assets.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to the Portfolios is reflected as brokerage commission recapture in the Statements of Operations.

Prior to July 12, 2013, when Global Value Advantage was ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, the Portfolio paid an annual licensing fee to WisdomTree Investments, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. For the year ended December 31, 2013, the Distributor waived $681,541, $405, and $182 for Growth and Income, Intermediate Bond, and Small Company, respectively. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

net assets attributable to the distribution fee paid by Class ADV of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. During the year ended December 31, 2013, the Distributor waived $135 for Money Market. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that this waiver will continue.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2013, IID waived $200 of Class S specific distribution fees and ING Investments waived $951,763 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this contractual waiver requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Companies/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.16%
	Growth and Income	46.16%
	Intermediate Bond	39.52%
	Money Market	89.30%
	Small Company	51.84%
ING National Trust	Money Market	9.31%
	Small Company	7.03%
ING Solution 2025 Portfolio	Small Company	7.43%
ING Solution 2035 Portfolio	Small Company	6.59%
ING Solution 2045 Portfolio	Small Company	5.68%
ING USA Annuity and Life Insurance Company	Global Value Advantage	97.18%
	Growth and Income	47.90%
	Intermediate Bond	54.46%
	Small Company	14.79%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors/trustees as described in the Plan to defer the receipt of all or a portion of the directors'/trustees' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the below Portfolio had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Global Value Advantage	Custody	$51,388
	Shareholder reporting	11,392

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Global Value Advantage	1.34%	N/A	1.09%	N/A
Small Company	1.45%	0.95%	1.20%	1.35%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, there are no waived and reimbursed fees that are subject to recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	7	$3,749,286	1.08%
Global Value Advantage	7	2,197,429	1.09%
Growth and Income	29	2,991,414	1.11%
Intermediate Bond	10	3,003,100	1.09%
Money Market	10	7,077,800	1.15%
Small Company	6	1,953,333	1.10%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	3,900,000	$72,745
Options Purchased	31,776,605	405,167
Options Terminated in Closing Sell Transactions	(10,300,000)	(104,581)
Options Expired	(23,276,605)	(335,627)
Balance at 12/31/13	2,100,000	$37,704

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	4,814,000	$357,948
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(4,814,000)	(357,948)
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	5,400,000	$56,736
Options Written	36,364,688	214,656
Options Terminated in Closing Purchase Transactions	(17,569,844)	(115,551)
Options Expired	(24,194,844)	(155,841)
Balance at 12/31/13	—	$—

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interst rate swaptions for Intermediate Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	51,670,000	$3,857,166
Options Purchased	448,552,000	3,697,415
Options Terminated in Closing Sell Transactions	(500,222,000)	(7,554,581)
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	—	$—
Options Written	312,745,000	3,731,913
Options Terminated in Closing Purchase Transactions	(312,745,000)	(3,731,913)
Options Expired	—	—
Balance at 12/31/13	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12-31-13	544,796	—	904,528	(5,431,175)	(3,981,851)	7,132,513	—	11,524,626	(71,012,966)	(52,355,827)
12-31-12	272,783	—	1,396,397	(6,459,373)	(4,790,193)	3,216,222	—	16,407,668	(76,096,062)	(56,472,172)
Class S
12-31-13	34,801	—	8,534	(81,205)	(37,870)	454,554	—	108,216	(1,053,011)	(490,241)
12-31-12	18,248	—	14,110	(114,451)	(82,093)	204,842	—	165,089	(1,360,804)	(990,873)
Global Value Advantage
Class ADV
12-31-13	46,920	—	5,443	(87,712)	(35,349)	390,030	—	45,612	(732,384)	(296,742)
12-31-12	151,205	—	5,181	(84,270)	72,116	1,174,896	—	39,120	(654,593)	559,423
Class S
12-31-13	819,208	—	752,663	(3,618,924)	(2,047,053)	6,924,057	—	6,360,001	(30,506,434)	(17,222,376)
12-31-12	772,233	—	931,171	(3,128,222)	(1,424,818)	5,984,774	—	7,076,900	(24,212,235)	(11,150,561)
Growth and Income
Class ADV
12-31-13	1,229,454	886,651	382,137	(8,000,800)	(5,502,558)	9,564,397	23,183,620	11,891,951	(198,987,932)	(154,347,964)
12-31-12	1,714,025	—	716,044	(8,033,706)	(5,603,637)	40,995,421	—	17,283,832	(190,466,475)	(132,187,222)
Class I
12-31-13	10,633,556	8,750,399	849,096	(27,339,586)	(7,106,535)	51,585,606	231,206,800	26,718,804	(526,847,988)	(217,336,778)
12-31-12	6,864,378	—	1,388,462	(19,016,964)	(10,764,124)	165,449,511	—	33,833,583	(454,574,220)	(255,291,126)
Class S
12-31-13	1,485,386	631,491	279,350	(6,587,175)	(4,190,948)	25,617,444	16,527,516	8,705,057	(165,876,887)	(115,026,870)
12-31-12	182,071	—	505,881	(6,072,084)	(5,384,132)	4,317,479	—	12,215,984	(143,513,545)	(126,980,082)
Class S2
12-31-13	8,532	123	349	(1,670)	7,334	233,463	3,176	10,775	(40,551)	206,863
12-31-12	22,449	—	480	(2,933)	19,996	524,950	—	11,472	(69,290)	467,132
Intermediate Bond
Class ADV
12-31-13	677,544	—	87,257	(458,645)	306,156	8,735,924	—	1,083,732	(5,838,053)	3,981,603
12-31-12	1,398,716	—	106,891	(202,187)	1,303,420	17,907,899	—	1,377,112	(2,605,745)	16,679,266
Class I
12-31-13	2,896,960	—	2,327,564	(14,756,853)	(9,532,329)	37,485,182	—	29,094,530	(190,414,507)	(123,834,795)
12-31-12	13,571,376	—	3,577,104	(37,098,802)	(19,950,322)	173,524,387	—	46,310,817	(478,030,373)	(258,195,169)
Class S
12-31-13	7,349,411	—	2,886,264	(13,317,263)	(3,081,588)	93,761,496	—	35,876,256	(170,956,813)	(41,319,061)
12-31-12	9,683,970	—	4,066,019	(20,040,810)	(6,290,821)	123,829,509	—	52,405,250	(257,514,263)	(81,279,504)
Class S2
12-31-13	121,292	—	4,071	(103,101)	22,262	1,555,924	—	50,560	(1,331,480)	275,004
12-31-12	28,406	—	4,049	(14,489)	17,966	362,863	—	52,316	(185,483)	229,696

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Money Market
Class I
12-31-13	97,965,837	—	160,387	(305,022,157)	(206,895,933)	97,965,837	—	160,387	(305,022,157)	(206,895,933)
12-31-12	105,147,565	—	344,253	(306,333,946)	(200,842,128)	105,147,563	—	344,254	(306,333,946)	(200,842,129)
Class S
12-31-13	4,915	—	24	(1,335)	3,604	4,915	—	24	(1,335)	3,604
12-31-12	22,338	—	— *	(202,183)	(179,845)	22,338	—	— *	(202,182)	(179,844)
Small Company
Class ADV
12-31-13	50,981	—	29,625	(103,342)	(22,736)	1,085,894	—	565,528	(2,244,916)	(593,494)
12-31-12	40,250	—	12,380	(69,181)	(16,551)	743,738	—	231,384	(1,276,143)	(301,021)
Class I
12-31-13	1,229,124	—	2,252,991	(4,321,623)	(839,508)	27,025,188	—	44,091,036	(94,484,562)	(23,368,338)
12-31-12	2,064,007	—	977,784	(6,118,868)	(3,077,077)	39,495,576	—	18,695,232	(117,544,976)	(59,354,168)
Class S
12-31-13	2,025,319	—	497,718	(2,517,774)	5,263	42,702,881	—	9,600,986	(55,181,288)	(2,877,421)
12-31-12	547,502	—	221,232	(1,722,312)	(953,578)	10,223,632	—	4,174,648	(32,112,408)	(17,714,128)
Class S2
12-31-13	1,093	—	1,084	(12,034)	(9,857)	22,918	—	20,767	(261,347)	(217,662)
12-31-12	1,909	—	437	(2,344)	2	35,811	—	8,207	(43,385)	633

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

Balanced

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$28,171	$(28,171)	$—
Citigroup Global Markets	443,955	(443,955)	—
First Clearing LLC	107,146	(107,146)	—
Goldman Sachs & Company	174,765	(174,765)	—
Janney Montgomery Scott	104,452	(104,452)	—
JPMorgan Clearing Corp.	110,760	(110,760)	—
JPMorgan Securities	243,582	(243,582)	—
Morgan Stanley & Co. LLC	625,024	(625,024)	—
Total	$1,837,855	$(1,837,855)	$—

(1)  Collateral with a fair value of $1,883,965 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Growth and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$11,377,314	$(11,377,314)	$—
SG Americas Security LLC	5,495,256	(5,495,256)	—
Total	$16,872,570	$(16,872,570)	$—

(1)  Collateral with a fair value of $17,290,795 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,439,766	$(1,439,766)	$—
Citigroup Global Markets	1,235,690	(1,235,690)	—
HBC Securities (USA) Inc.	61,075	(61,075)	—
JPMorgan Clearing Corp.	701,500	(701,500)	—
Janney Montgomery Scott	51,572	(51,572)	—
Morgan Stanley & Co. LLC	60,215	(60,215)	—
UBS Securities, LLC	198,276	(198,276)	—
Total	$3,748,094	$(3,748,094)	$—

(1)  Collateral with a fair value of $3,835,172 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$—	$—	$—
BNP PrimeBrokerage	100,186	(100,186)	—
Barclays Capital Inc.	629,686	(629,686)	—
Citigroup Global Markets	273,480	(273,480)	—
Deutsche Bank Securities	1,321,787	(1,321,787)	—
Goldman Sachs & Company	6,849,307	(6,849,307)	—
JPMorgan Clearing Corp.	4,823,934	(4,823,934)	—
Janney Montgomery Scott	2,845	(2,845)	—
Morgan Stanley & Co. LLC	11,193,719	(11,193,719)	—
Nomura Securities International, Inc.	645	(645)	—
Total	$25,195,589	$(25,195,589)	$—

(1)  Collateral with a fair value of $25,787,562 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A

Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Balanced and Intermediate Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(3,298)	$(3,034,110)	$3,037,408
Global Value Advantage	—	(173,079)	173,079
Growth and Income(1)	(116,007,516)	774,313	115,233,203
Intermediate Bond	—	2,884,421	(2,884,421)
Money Market	—	(5,827)	5,827

(1)  $115,988,228 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$11,632,842	$—	$16,572,758	$—
Global Value Advantage	6,405,613	—	7,116,020	—
Growth and Income	47,349,001	—	63,371,038	—
Intermediate Bond	66,118,947	—	100,165,706	—
Money Market	159,096	1,315	344,254	—
Small Company	13,616,038	40,662,279	2,055,092	21,054,379

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gains	Deferred	(Depreciation)	Amount	Character	Expiration
Balanced	$8,603,489	$—	$—	$—	$49,237,968	$(64,733,789)	ST	2017
Global Value Advantage	5,130,752	—	—	—	19,684,942	(27,482,697)	ST	2017
						(6,695,973)	ST	2018
						$(34,178,670)
Growth and Income	—	(1,018,509)	—	—	1,197,797,695	$(3,724,767)	ST	2014
						(28,697,136)	ST	2015
						(89,468,936)	ST	2016
						(30,055,855)	ST	2017
						(7,757,268)	LT	None
						$(159,703,962)*
Intermediate Bond	2,527,907	—	—	(4,690,227)	6,686,610	$(222,172,483)	ST	2017
Money Market	109,916	—	—	—	—	$—	—	—
Small Company	14,878,644	—	62,922,932	—	181,957,832	$(3,141,553)	ST	2015
						(1,570,776)	ST	2016
						(520,509)	ST	2017
						$(5,232,838)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — REORGANIZATIONS

On March 22, 2013, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING UBS U.S. Large Cap Equity Portfolio and ING Growth and

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

Income Core Portfolio ("Acquired Portfolios"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolios' shareholders on February 27, 2013. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies, restrictions and portfolio holdings. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income	$45,862,312
Net realized and unrealized loss on investments	$1,112,276,532
Net increase in net assets resulting from operations	$1,158,138,844

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio's statement of operations since March 22, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Growth and Income Core Portfolio	$126,942	$4,077,079	$77,061	$14,883	1.2161
Growth and Income	ING UBS U.S Large Cap Equity Portfolio	143,979	4,077,079	81,753	8,900	0.4094

The net assets of Growth and Income after the acquisition were $4,348,000,540.

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 17 — SUBSEQUENT EVENTS

On September 12, 2013, the Board approved a proposal to reorganize ING Bond Portfolio (the "Disappearing Portfolio"), which is not included in this report, with and into Intermediate Bond (the "Reorganization"). The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 14, 2014.

On October 22, 2013, the Board approved a proposal to reorganize ING PIMCO Total Return Bond Portfolio, which is not included in this report, with and into Intermediate Bond (the "Reorganization"). The Reorganization will take place on or about March 21, 2014.

In connection with the above Reorganizations, the Board approved new advisory fee breakpoints and a new expense limitation agreement for Intermediate Bond. Contingent on shareholder approval on or about March 14, 2014: (1) the new advisory fee is 0.40% on the first $4 billion; 0.38% on the next $3 billion; and 0.36% thereafter; and (2) the new expense limitation agreement, through May 1, 2015, is 1.05%, 0.55%, 0.80%, and 0.95% for Class ADV, Class I, Class S, and Class S2, respectively.

On January 23, 2014, the Board approved a new side letter expense limitation agreement for Global Value Advantage. Effective January 1, 2014, the new side letter agreement, through May 1, 2015, is 1.15% and 0.90% for Class ADV and Class S, respectively.

On January 23, 2014, the Board approved a new expense limitation agreement for Growth and Income. Effective January 1, 2014, the new expense limitation agreement, through May 1, 2015, is 1.30%, 0.70%, 0.95%, and 1.10% for Class ADV, Class I, Class S, and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified

48

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 59.8%
		Consumer Discretionary: 8.8%
88,698		Best Buy Co., Inc.	$3,537,276	0.7
43,919		Comcast Corp. - Class A	2,282,251	0.4
36,180	@	Delphi Automotive PLC	2,175,503	0.4
30,244	@	Discovery Communications, Inc. - Class A	2,734,663	0.5
28,908		Home Depot, Inc.	2,380,285	0.4
70,704		Macy's, Inc.	3,775,594	0.7
35,837		Nike, Inc.	2,818,222	0.5
26,801		Starbucks Corp.	2,100,930	0.4
49,726		Walt Disney Co.	3,799,066	0.7
574,828		Other Securities	22,348,054	4.1
			47,951,844	8.8
		Consumer Staples: 4.7%
58,867		Coca-Cola Enterprises, Inc.	2,597,801	0.5
51,965		CVS Caremark Corp.	3,719,135	0.7
30,168		Mead Johnson Nutrition Co.	2,526,872	0.5
25,908		PepsiCo, Inc.	2,148,809	0.4
35,785		Whole Foods Market, Inc.	2,069,447	0.4
354,648		Other Securities	12,270,101	2.2
			25,332,165	4.7
		Energy: 5.2%
56,933		ExxonMobil Corp.	5,761,620	1.0
41,441		Halliburton Co.	2,103,131	0.4
39,950		Statoil ASA ADR	963,993	0.2
44,561		Statoil ASA	1,083,568	0.2
364,109		Other Securities	18,459,933	3.4
			28,372,245	5.2
		Financials: 11.7%
35,998		Ameriprise Financial, Inc.	4,141,570	0.8
44,893		Arthur J. Gallagher & Co.	2,106,828	0.4
165,357		Bank of America Corp.	2,574,608	0.5
51,083		Citigroup, Inc.	2,661,935	0.5
56,870		JPMorgan Chase & Co.	3,325,758	0.6
39,066		Lincoln National Corp.	2,016,587	0.4
26,862		Prudential Financial, Inc.	2,477,214	0.4
26,750		Travelers Cos., Inc.	2,421,945	0.4
2,993,955		Other Securities(a)	41,965,237	7.7
			63,691,682	11.7
Shares			Value	Percentage of Net Assets
		Health Care: 7.0%
12,226	@	Actavis PLC	$2,053,968	0.4
37,480	@	Gilead Sciences, Inc.	2,816,622	0.5
39,027		Johnson & Johnson	3,574,483	0.7
99,754		Pfizer, Inc.	3,055,465	0.6
342,894		Other Securities	26,396,867	4.8
			37,897,405	7.0
		Industrials: 7.6%
43,723		Ametek, Inc.	2,302,890	0.4
27,283		Flowserve Corp.	2,150,719	0.4
136,793		General Electric Co.	3,834,308	0.7
17,749		Roper Industries, Inc.	2,461,431	0.5
20,766		Union Pacific Corp.	3,488,688	0.6
611,010		Other Securities	27,248,098	5.0
			41,486,134	7.6
		Information Technology: 8.4%
14,220		Apple, Inc.	7,978,984	1.5
138,178		EMC Corp.	3,475,177	0.6
4,210	@	Google, Inc. - Class A	4,718,189	0.9
92,545		Intel Corp.	2,402,468	0.4
40,612		Intuit, Inc.	3,099,508	0.6
2,519		Mastercard, Inc.	2,104,524	0.4
50,898		NetApp, Inc.	2,093,944	0.4
55,446		Oracle Corp.	2,121,364	0.4
527,274		Other Securities	17,568,931	3.2
			45,563,089	8.4
		Materials: 3.0%
71,490		International Paper Co.	3,505,155	0.6
23,649		Monsanto Co.	2,756,291	0.5
297,018		Other Securities(a)	10,057,017	1.9
			16,318,463	3.0
		Telecommunication Services: 1.1%
26,292		Verizon Communications, Inc.	1,291,989	0.2
777,288		Other Securities	4,571,770	0.9
			5,863,759	1.1
		Utilities: 2.3%
477,664		Other Securities	12,720,066	2.3
		Total Common Stock (Cost $274,081,315)	325,196,852	59.8

See Accompanying Notes to Financial Statements
49

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.5%
286,300		iShares iBoxx $ High Yield Corporate Bond Fund	$26,591,544	4.9
394,000		iShares MSCI Emerging Markets Index Fund	16,457,380	3.0
612,100		SPDR Barclays Capital High Yield Bond ETF	24,826,776	4.6
2,502		Other Securities	235,588	0.0
		Total Exchange- Traded Funds (Cost $67,469,092)	68,111,288	12.5
PREFERRED STOCK: 0.1%
		Financials: 0.0%
6,550		Other Securities	152,400	0.0
		Utilities: 0.1%
64,990		Other Securities	385,932	0.1
		Total Preferred Stock (Cost $567,768)	538,332	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.6%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$341,628	0.1
220,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	240,900	0.1
100,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	96,282	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	77,484	0.0
127,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	128,680	0.0
2,055,000		Other Securities	2,025,625	0.4
			2,910,599	0.6
		Communications: 1.1%
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	124,130	0.0
Principal Amount†			Value	Percentage of Net Assets
70,000	#	COX Communications, Inc., 4.500%, 06/30/43	$56,435	0.0
180,000	#	Gannett Co., Inc., 6.375%, 10/15/23	186,750	0.0
35,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	36,444	0.0
95,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	98,444	0.0
69,000	#	News America, Inc., 4.000%, 10/01/23	68,221	0.0
68,000	#	News America, Inc., 5.400%, 10/01/43	68,870	0.0
280,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	286,300	0.1
200,000	#	Softbank Corp., 4.500%, 04/15/20	196,000	0.0
200,000	#	Sprint Corp., 7.875%, 09/15/23	215,500	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	366,959	0.1
100,000	#,L	T-Mobile USA, Inc., 5.250%, 09/01/18	105,625	0.0
860,000		Verizon Communications, Inc., 2.450%-6.550%, 11/01/22-09/15/43	928,104	0.2
3,350,000		Other Securities	3,335,483	0.6
			6,073,265	1.1
		Consumer, Cyclical: 0.4%
200,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	212,500	0.0
135,000	#	Glencore Funding LLC, 2.500%, 01/15/19	130,805	0.0
80,000	#	PNK Finance Corp., 6.375%, 08/01/21	82,200	0.0
200,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	213,000	0.1
70,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	68,075	0.0
1,370,000		Other Securities(a)	1,322,339	0.3
			2,028,919	0.4

See Accompanying Notes to Financial Statements
50

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 0.7%
75,000		Coca-Cola Co/The, 3.200%, 11/01/23	$72,163	0.0
75,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	75,836	0.0
110,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	106,700	0.0
70,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	76,300	0.0
160,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	160,183	0.0
190,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	198,669	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	108,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	167,594	0.1
106,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	105,414	0.0
149,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	147,873	0.1
69,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	68,230	0.0
2,705,000		Other Securities	2,705,938	0.5
			3,993,150	0.7
		Diversified: 0.1%
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	479,813	0.1
		Energy: 0.9%
90,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	90,956	0.0
600,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,026	0.0
136,240	#	QGOG Atlantic/ Alaskan Rigs Ltd., 5.250%, 07/30/18	141,690	0.0
400,000	#,L	Reliance Industries Ltd., 5.875%, 12/31/49	342,000	0.1
95,000		Statoil ASA, 3.700%, 03/01/24	94,354	0.0
3,972,000		Other Securities(a)	4,100,377	0.8
			4,857,403	0.9
Principal Amount†				Value	Percentage of Net Assets
			Financial: 3.1%
BRL	868,000	#	Banco Votorantim SA, 6.250%, 05/16/16	$409,745	0.1
	400,000		Barclays Bank PLC, 7.625%, 11/21/22	427,000	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	108,783	0.0
	200,000	#	BPCE SA, 5.700%, 10/22/23	206,456	0.1
	150,000	#	Caixa Economica Federal, 4.500%, 10/03/18	149,400	0.0
	89,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	118,036	0.0
	430,000	#	Credit Suisse AG, 6.500%, 08/08/23	458,487	0.1
	200,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	211,560	0.0
	113,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	111,426	0.0
	100,000	#	HBOS PLC, 6.750%, 05/21/18	113,563	0.0
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,413	0.1
	200,000	#	Itau Unibanco Holding SA/ Cayman Island, 5.125%, 05/13/23	185,500	0.0
	491,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	469,449	0.1
	124,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	123,576	0.0
	527,000		Morgan Stanley, 2.125%-5.000%, 03/22/17-11/24/25	530,442	0.1
	200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	193,555	0.0
	107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	104,001	0.0
	200,000	#	Societe Generale SA, 7.875%, 12/29/49	201,450	0.1
	200,000	#	Standard Chartered PLC, 3.950%, 01/11/23	185,566	0.0

See Accompanying Notes to Financial Statements
51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
200,000	#	Standard Chartered PLC, 5.200%, 01/26/24	$199,668	0.1
12,002,000		Other Securities	12,223,039	2.2
			16,941,115	3.1
		Industrial: 0.2%
200,000	#	Bombardier, Inc., 6.125%, 01/15/23	199,500	0.0
77,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	75,233	0.0
45,000	#	Sealed Air Corp., 8.375%, 09/15/21	51,300	0.0
902,000		Other Securities	913,323	0.2
			1,239,356	0.2
		Technology: 0.3%
140,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	145,250	0.0
104,000		Intel Corp., 4.250%, 12/15/42	91,939	0.0
1,603,000		Other Securities	1,584,515	0.3
			1,821,704	0.3
		Utilities: 0.7%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	222,750	0.1
200,000	#	Calpine Corp., 6.000%, 01/15/22	206,000	0.0
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	132,999	0.1
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	98,393	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	214,000	0.0
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	76,518	0.0
47,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	46,537	0.0
50,148	#	Juniper Generation, LLC, 6.790%, 12/31/14	48,485	0.0
2,383,000		Other Securities	2,525,299	0.5
			3,570,981	0.7
		Total Corporate Bonds/Notes (Cost $44,197,330)	43,916,305	8.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.2%
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	$72,630	0.0
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	73,470	0.0
170,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	180,400	0.1
38,594	#	Bear Stearns Commercial Mortgage Securities Trust 2002 Top6, 7.412%, 10/15/36	39,213	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	197,940	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,145	0.0
130,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.500%, 11/11/41	138,796	0.1
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	117,385	0.0
70,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	69,082	0.0
40,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	40,336	0.0
984,202	#,^	Citigroup Commercial Mortgage Trust, 2.237%, 09/10/45	112,917	0.0
234,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	228,573	0.1

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,024,392	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	$108,489	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	81,609	0.0
1,027,487	^	Commercial Mortgage Trust, 1.800%, 01/10/46	98,500	0.0
980,743	^	Commercial Mortgage Trust, 1.942%, 08/15/45	108,248	0.0
1,798,082	^	Commercial Mortgage Trust, 2.006%, 10/15/45	207,467	0.1
1,154,263	^	Commercial Mortgage Trust, 2.231%, 05/15/45	138,070	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	110,844	0.1
25,253	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	25,325	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.570%, 05/15/36	53,516	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	305,858	0.1
949,844	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.382%, 11/10/46	34,819	0.0
158,833	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	34,226	0.0
140,184	#	Fosse Master PLC, 1.646%, 10/18/54	141,915	0.0
60,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	37,596	0.0
50,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	50,073	0.0
Principal Amount†			Value	Percentage of Net Assets
46,447	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	$47,052	0.0
122,641	#	Gracechurch Mortgage Financing PLC, 1.787%, 11/20/56	124,131	0.0
13,299	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	13,297	0.0
979,303	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	126,105	0.0
120,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	122,352	0.0
73,561		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	62,431	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	38,110	0.0
3,194,743	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	92,299	0.0
2,205,233	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	231,404	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	26,924	0.0
230,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	229,104	0.1
100,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	100,288	0.0
90,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	91,975	0.0

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
190,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	$192,940	0.0
1,622,011	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 1.043%, 08/15/46	82,305	0.0
285,478	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	290,070	0.1
90,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	91,528	0.0
1,475,893	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	37,377	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.247%, 02/15/40	178,683	0.1
8,561,241	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	156,867	0.0
100,000	#	LB-UBS Commercial Mortgage Trust, 5.237%, 10/15/36	102,105	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	76,407	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	187,340	0.1
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	171,322	0.0
2,071,704	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	206,650	0.1
1,433,833	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	101,862	0.0
1,640,652	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	157,089	0.0
1,565,540	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	170,579	0.1
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	29,978	0.0
Principal Amount†			Value	Percentage of Net Assets
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	$29,922	0.0
100,000		Morgan Stanley Capital I Trust 2004-HQ4, 5.150%, 04/14/40	99,972	0.0
200,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	202,268	0.0
80,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	71,207	0.0
200,524		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	203,639	0.0
146,480		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	150,852	0.0
90,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	89,700	0.0
150,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	151,700	0.0
300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	310,547	0.1
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	141,220	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	100,240	0.0
140,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	147,141	0.1
63,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	60,913	0.0
406,680	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	408,401	0.1
480,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%-5.271%, 07/13/15-08/13/42	462,788	0.1

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
887,000		Morgan Stanley Capital I, 5.073%-5.336%, 06/15/40-08/13/42	$908,898	0.2
110,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	117,687	0.0
5,145,124	#,^	RBSCF Trust, 0.956%, 04/15/24	42,836	0.0
196,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	199,036	0.0
251,096	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	251,699	0.0
250,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	273,055	0.0
979,491	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.170%, 08/10/49	120,182	0.0
1,426,146	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	166,289	0.1
983,664	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.136%, 10/15/45	113,728	0.0
1,115,584	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.591%, 06/15/45	105,035	0.0
6,913,782		Other Securities	6,274,245	1.2
		Total Collateralized Mortgage Obligations (Cost $17,372,447)	17,624,216	3.2
U.S. TREASURY OBLIGATIONS: 4.4%
		U.S. Treasury Bonds: 0.6%
660,000		3.125%, due 02/15/43	562,856	0.1
2,749,000		3.625%, due 08/15/43	2,585,993	0.5
			3,148,849	0.6
		U.S. Treasury Notes: 3.8%
7,025,000		0.250%, due 12/31/15	7,006,616	1.3
5,658,000		1.500%, due 12/31/18	5,591,473	1.0
3,063,000		2.375%, due 12/31/20	3,047,446	0.6
Principal Amount†			Value	Percentage of Net Assets
5,127,000		0.625%-2.750%, due 11/30/14- 11/15/23	$5,066,367	0.9
			20,711,902	3.8
		Total U.S. Treasury Obligations (Cost $24,037,839)	23,860,751	4.4
ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.2%
190,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	191,229	0.0
250,000	#	Motor PLC, 1.286%, 02/25/20	250,297	0.1
100,000	#	Smart Trust, 1.590%, 10/14/16	100,703	0.0
580,000		Other Securities	589,456	0.1
			1,131,685	0.2
		Credit Card Asset-Backed Securities: 0.1%
300,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	301,298	0.1
150,000		Other Securities	157,250	0.0
			458,548	0.1
		Home Equity Asset-Backed Securities: 0.0%
652,772		Other Securities	331,889	0.0
		Other Asset-Backed Securities: 1.7%
250,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	248,222	0.0
286,030	#	Ares VR CLO Ltd., 2.138%, 02/24/18	280,803	0.1
500,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	495,270	0.1
26,605	#	Atrium CDO Corp., 0.566%, 10/27/16	26,551	0.0
250,000	#	Atrium III, 6.336%, 10/27/16	243,382	0.1
500,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	499,683	0.1
828	#	Ballyrock CLO III Ltd., 0.968%, 07/25/17	828	0.0
250,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.015%, 06/20/17	241,525	0.0
250,000	#	Blackrock Senior Income Series II, 2.088%, 05/25/17	244,282	0.0
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	249,745	0.0

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
200,000	#	Castle Garden Funding, 1.989%, 10/27/20	$197,276	0.1
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	108,520	0.0
200,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	194,593	0.1
200,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	192,426	0.0
146,917	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	148,047	0.0
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	490,249	0.1
195,291	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	194,458	0.0
250,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	247,491	0.0
250,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	250,083	0.1
250,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	239,729	0.0
280,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	272,095	0.1
100,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	100,298	0.0
425,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	425,000	0.1
143,239	#	Katonah VI Ltd., 2.445%, 09/20/16	142,882	0.0
225,000	#	Madison Park Funding I Ltd., 1.009%, 05/10/19	223,452	0.0
330,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	331,462	0.1
300,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	287,481	0.1
Principal Amount†				Value	Percentage of Net Assets
	200,000	#	Stanfield Arnage CLO Ltd., 2.436%, 08/27/21	$197,100	0.0
	300,000	#	Stanfield Azure CLO Ltd., 0.936%, 05/27/20	293,886	0.1
	300,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	296,034	0.1
	100,000	#	Stanfield Veyron CLO Ltd., 1.844%, 07/15/18	95,497	0.0
	50,000	#	Trade MAPS 1 Ltd., 2.420%, 12/10/18	50,344	0.0
	600,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	594,854	0.1
	400,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	392,234	0.1
	746,682		Other Securities	695,919	0.1
				9,191,701	1.7
			Total Asset-Backed Securities (Cost $11,038,636)	11,113,823	2.0
FOREIGN GOVERNMENT BONDS: 2.7%
	111,700	#	Belize Government International Bond, 5.000%, 02/20/38	71,488	0.0
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	254,033	0.1
	100,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	100,500	0.0
	250,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	224,375	0.0
	20,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	19,000	0.0
	200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	204,500	0.0
	200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	199,500	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	250,230	0.1

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	$9,700	0.0
EUR	56,274,534		Other Securities(a)	13,410,238	2.5
			Total Foreign Government Bonds (Cost $15,193,960)	14,743,564	2.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%
			Federal Home Loan Mortgage Corporation##: 1.4%
	6,946,964	^	4.000%-6.500%, due 08/15/16- 01/15/42	7,466,934	1.4
			Federal National Mortgage Association##: 1.4%
	7,339,956	W	0.665%-7.500%, due 06/01/16- 11/25/42	7,756,190	1.4
			Government National Mortgage Association: 0.6%
	20,250,772	^	0.630%-7.000%, due 04/20/28- 10/20/60	3,012,007	0.6
			Total U.S. Government Agency Obligations (Cost $18,084,425)	18,235,131	3.4
# of Contracts				Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
			Options on Currencies: 0.0%
	2,100,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	$299	0.0
			Total Purchased Options (Cost $37,704)	299	0.0
			Total Long-Term Investments (Cost $472,080,516)	523,340,561	96.2
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
			Securities Lending Collateralcc(1): 0.3%
	1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	$1,000,000	0.2
	883,965		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $883,966, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.750%, Market Value plus accrued interest $901,644, due 01/02/14-03/01/47)	883,965	0.1
				1,883,965	0.3
			Foreign Government Bonds: 0.1%
NGN	35,000,000		Nigeria Government Bond, 10.800%, 01/23/14	217,290	0.0
NGN	69,200,000	Z	Nigeria Treasury Bill, 9.170%, 03/06/14	425,591	0.1
				642,881	0.1

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
12,252,687	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,252,687)	$12,252,687	2.3
	Total Short-Term Investments (Cost $14,781,371)	14,779,533	2.7
	Total Investments in Securities (Cost $486,861,887)	$538,120,094	98.9
	Assets in Excess of Other Liabilities	5,822,840	1.1
	Net Assets	$543,942,934	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security

&  Payment-in-kind

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

BRL  Brazilian Real

CAD  Canadian Dollar

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

MXN  Mexican Peso

NGN  Nigerian Naira

PLN  Polish Zloty

TRY  Turkish New Lira

Cost for federal income tax purposes is $488,846,208.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,441,502
Gross Unrealized Depreciation	(6,167,616)
Net Unrealized Appreciation	$49,273,886

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$41,338,654	$6,613,190	$—	$47,951,844
Consumer Staples	19,716,837	5,615,328	—	25,332,165
Energy	24,064,581	4,307,664	—	28,372,245
Financials	49,004,631	14,687,051	—	63,691,682
Health Care	31,672,582	6,224,823	—	37,897,405
Industrials	34,803,352	6,682,782	—	41,486,134
Information Technology	43,907,756	1,655,333	—	45,563,089
Materials	11,632,162	4,686,301	—	16,318,463
Telecommunication Services	2,067,937	3,795,822	—	5,863,759
Utilities	10,719,965	2,000,101	—	12,720,066
Total Common Stock	268,928,457	56,268,395	—	325,196,852

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Exchange-Traded Funds	$68,111,288	$—	$—	$68,111,288
Preferred Stock	538,332	—	—	538,332
Purchased Options	—	299	—	299
Corporate Bonds/Notes	—	43,916,305	—	43,916,305
Collateralized Mortgage Obligations	—	17,624,216	—	17,624,216
Short-Term Investments	12,252,687	2,526,846	—	14,779,533
Foreign Government Bonds	—	14,743,564	—	14,743,564
U.S. Treasury Obligations	—	23,860,751	—	23,860,751
Asset-Backed Securities	—	10,638,479	475,344	11,113,823
U.S. Government Agency Obligations	—	18,235,131	—	18,235,131
Total Investments, at fair value	$349,830,764	$187,813,986	$475,344	$538,120,094
Other Financial Instruments+
Forward Foreign Currency Contracts	—	341,701	—	341,701
Futures	254,868	—	—	254,868
OTC Swaps	—	58,762	—	58,762
Total Assets	$350,085,632	$188,214,449	$475,344	$538,775,425
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(30,282)	$—	$(30,282)
Forward Foreign Currency Contracts	—	(453,457)	—	(453,457)
Futures	(210,816)	—	—	(210,816)
OTC Swaps	—	(164,185)	—	(164,185)
Total Liabilities	$(210,816)	$(647,924)	$—	$(858,740)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	787,861	Buy	02/07/14	$1,087,000	$1,083,849	$(3,151)
Barclays Bank PLC	New Zealand Dollar	1,105,336	Buy	02/07/14	899,000	906,637	7,637
Barclays Bank PLC	British Pound	375,168	Buy	02/07/14	610,000	621,112	11,112
Barclays Bank PLC	Malaysian Ringgit	886,448	Buy	02/07/14	272,000	270,071	(1,929)
Barclays Bank PLC	Norwegian Krone	1,709,303	Buy	02/07/14	276,842	281,433	4,591
Barclays Bank PLC	Swedish Krona	2,681,172	Buy	02/07/14	408,000	416,593	8,593
Barclays Bank PLC	Canadian Dollar	213,337	Buy	02/07/14	201,000	200,654	(346)
Barclays Bank PLC	Swedish Krona	646,109	Buy	02/07/14	98,000	100,390	2,390
Barclays Bank PLC	Australian Dollar	438,845	Buy	02/07/14	400,000	390,906	(9,094)
Barclays Bank PLC	EU Euro	998,189	Buy	02/07/14	1,375,000	1,373,194	(1,806)
Barclays Bank PLC	Norwegian Krone	1,754,384	Buy	02/07/14	285,036	288,855	3,819
Barclays Bank PLC	Swedish Krona	1,819,123	Buy	02/07/14	278,468	282,650	4,182
Barclays Bank PLC	Indian Rupee	239,825	Buy	02/07/14	3,820	3,850	30
Barclays Bank PLC	EU Euro	25,475	Buy	02/07/14	34,623	35,046	423
Barclays Bank PLC	EU Euro	5,315,822	Buy	02/07/14	7,224,548	7,312,903	88,355
Barclays Bank PLC	Japanese Yen	830,648,420	Buy	02/07/14	8,125,155	7,889,033	(236,122)
Barclays Bank PLC	New Zealand Dollar	584,888	Buy	02/07/14	480,544	479,746	(798)
Barclays Bank PLC	Mexican Peso	3,691,731	Buy	03/07/14	281,000	281,307	307
Barclays Bank PLC	Mexican Peso	3,470,335	Buy	03/07/14	265,000	264,437	(563)
Barclays Bank PLC	Russian Ruble	9,938,745	Buy	03/07/14	300,869	299,383	(1,486)
Barclays Bank PLC	South African Rand	1,504,792	Buy	03/07/14	143,756	142,140	(1,616)
Barclays Bank PLC	Polish Zloty	1,584,378	Buy	03/07/14	517,821	522,392	4,571

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	535,845	Buy	03/07/14	$15,926	$16,141	$215
Barclays Bank PLC	Chilean Peso	508,365,013	Buy	03/07/14	941,364	960,563	19,199
Citigroup, Inc.	Japanese Yen	11,491,425	Buy	02/07/14	110,000	109,139	(861)
Citigroup, Inc.	Australian Dollar	363,363	Buy	02/07/14	321,981	323,670	1,689
Citigroup, Inc.	Australian Dollar	194,253	Buy	02/07/14	173,000	173,033	33
Citigroup, Inc.	Malaysian Ringgit	899,942	Buy	02/07/14	278,000	274,182	(3,818)
Citigroup, Inc.	New Zealand Dollar	114,483	Buy	02/07/14	94,000	93,903	(97)
Citigroup, Inc.	Canadian Dollar	52,456	Buy	02/07/14	49,000	49,337	337
Citigroup, Inc.	EU Euro	331,103	Buy	02/07/14	450,000	455,493	5,493
Citigroup, Inc.	Thai Baht	4,334,011	Buy	02/07/14	133,445	131,664	(1,781)
Citigroup, Inc.	Australian Dollar	341,244	Buy	02/07/14	310,146	303,967	(6,179)
Citigroup, Inc.	Norwegian Krone	5,535,477	Buy	02/07/14	906,341	911,403	5,062
Citigroup, Inc.	Swedish Krona	4,649,804	Buy	02/07/14	713,209	722,473	9,264
Citigroup, Inc.	Mexican Peso	3,396,551	Buy	03/07/14	261,000	258,815	(2,185)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	03/07/14	10,796	10,793	(3)
Citigroup, Inc.	Turkish Lira	3,809	Buy	03/07/14	1,828	1,749	(79)
Credit Suisse Group AG	Swiss Franc	178,409	Buy	02/07/14	201,000	200,048	(952)
Credit Suisse Group AG	Norwegian Krone	2,768,113	Buy	02/07/14	450,000	455,763	5,763
Credit Suisse Group AG	Swiss Franc	417,294	Buy	02/07/14	468,000	467,908	(92)
Credit Suisse Group AG	Philippine Peso	22,965,498	Buy	02/07/14	524,926	519,876	(5,050)
Credit Suisse Group AG	Singapore Dollar	99,066	Buy	02/07/14	78,894	78,502	(392)
Credit Suisse Group AG	Canadian Dollar	991,507	Buy	02/07/14	928,439	932,562	4,123
Credit Suisse Group AG	Danish Krone	849,772	Buy	02/07/14	154,926	156,750	1,824
Credit Suisse Group AG	British Pound	1,081,077	Buy	02/07/14	1,773,070	1,789,785	16,715
Credit Suisse Group AG	Mexican Peso	3,831,054	Buy	03/07/14	293,000	291,923	(1,077)
Credit Suisse Group AG	Mexican Peso	3,316,330	Buy	03/07/14	255,000	252,702	(2,298)
Credit Suisse Group AG	Peruvian Nuevo Sol	5,795	Buy	03/07/14	2,031	2,052	21
Deutsche Bank AG	Chinese Offshore Yuan	1,341,261	Buy	01/14/14	213,000	221,381	8,381
Deutsche Bank AG	Chinese Offshore Yuan	3,280,737	Buy	01/14/14	521,000	541,501	20,501
Deutsche Bank AG	New Zealand Dollar	251,715	Buy	02/07/14	206,000	206,466	466
Deutsche Bank AG	EU Euro	974,960	Buy	02/07/14	1,336,000	1,341,239	5,239
Deutsche Bank AG	EU Euro	529,294	Buy	02/07/14	723,000	728,143	5,143
Deutsche Bank AG	New Zealand Dollar	255,832	Buy	02/07/14	210,000	209,843	(157)
Deutsche Bank AG	Australian Dollar	428,014	Buy	02/07/14	380,000	381,258	1,258
Deutsche Bank AG	Philippine Peso	15,588,480	Buy	02/07/14	353,000	352,880	(120)
Deutsche Bank AG	EU Euro	99,826	Buy	02/07/14	137,000	137,329	329
Deutsche Bank AG	British Pound	521,010	Buy	02/07/14	851,000	862,563	11,563
Deutsche Bank AG	Japanese Yen	1,634,218	Buy	02/07/14	16,000	15,521	(479)
Deutsche Bank AG	Norwegian Krone	4,088,985	Buy	02/07/14	664,000	673,242	9,242
Deutsche Bank AG	South Korean Won	1,303,304,705	Buy	02/07/14	1,223,645	1,237,700	14,055
Deutsche Bank AG	Peruvian Nuevo Sol	767,040	Buy	03/07/14	272,000	271,564	(436)
Deutsche Bank AG	Mexican Peso	3,630,124	Buy	03/07/14	278,000	276,613	(1,387)
Goldman Sachs & Co.	Taiwan New Dollar	7,994,440	Buy	03/07/14	268,000	268,295	295
HSBC	Australian Dollar	327,950	Buy	02/07/14	292,000	292,125	125
JPMorgan Chase & Co.	British Pound	162,360	Buy	02/07/14	266,000	268,797	2,797
JPMorgan Chase & Co.	New Zealand Dollar	245,785	Buy	02/07/14	202,000	201,601	(399)
JPMorgan Chase & Co.	EU Euro	998,323	Buy	02/07/14	1,375,000	1,373,379	(1,621)
JPMorgan Chase & Co.	Canadian Dollar	216,469	Buy	02/07/14	203,000	203,599	599
UBS AG	Swedish Krona	1,848,071	Buy	02/07/14	283,000	287,148	4,148
UBS AG	Swedish Krona	1,858,136	Buy	02/07/14	284,000	288,712	4,712
UBS AG	New Zealand Dollar	237,454	Buy	02/07/14	196,000	194,769	(1,231)
UBS AG	Swiss Franc	51,452	Buy	02/07/14	56,959	57,693	734
							$7,730
Barclays Bank PLC	Canadian Dollar	270,693	Sell	02/07/14	254,000	254,600	(600)
Barclays Bank PLC	Australian Dollar	507,969	Sell	02/07/14	450,000	452,479	(2,479)
Barclays Bank PLC	EU Euro	397,386	Sell	02/07/14	542,000	546,678	(4,678)
Barclays Bank PLC	Swiss Franc	232,604	Sell	02/07/14	260,000	260,816	(816)
Barclays Bank PLC	Norwegian Krone	154,688	Sell	02/07/14	25,338	25,469	(131)
Barclays Bank PLC	Swedish Krona	1,840,560	Sell	02/07/14	280,000	285,981	(5,981)
Barclays Bank PLC	Norwegian Krone	1,703,467	Sell	02/07/14	276,842	280,472	(3,630)
Barclays Bank PLC	Norwegian Krone	2,447,961	Sell	02/07/14	396,000	403,051	(7,051)
Barclays Bank PLC	New Zealand Dollar	336,190	Sell	02/07/14	275,000	275,755	(755)
Barclays Bank PLC	Norwegian Krone	2,358,845	Sell	02/07/14	380,048	388,378	(8,330)
Barclays Bank PLC	Swedish Krona	1,848,574	Sell	02/07/14	283,424	287,226	(3,802)
Barclays Bank PLC	Swedish Krona	2,802,932	Sell	02/07/14	429,700	435,512	(5,812)
Barclays Bank PLC	Mexican Peso	3,809,440	Sell	03/07/14	293,000	290,277	2,723
Barclays Bank PLC	Taiwan New Dollar	8,018,560	Sell	03/07/14	272,000	269,105	2,895

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Romanian New Leu	4,811	Sell	03/07/14	$1,452	$1,476	$(24)
Barclays Bank PLC	Russian Ruble	10,015,739	Sell	03/07/14	297,684	301,702	(4,018)
Barclays Bank PLC	Hungarian Forint	9,684,703	Sell	03/07/14	43,236	44,661	(1,425)
Barclays Bank PLC	Mexican Peso	2,274,259	Sell	03/07/14	173,224	173,297	(73)
Barclays Bank PLC	Mexican Peso	12,631,711	Sell	03/07/14	949,060	962,527	(13,467)
Citigroup, Inc.	Japanese Yen	49,631,479	Sell	01/08/14	472,533	471,303	1,230
Citigroup, Inc.	Swedish Krona	1,807,971	Sell	02/07/14	274,000	280,917	(6,917)
Citigroup, Inc.	Norwegian Krone	2,218,822	Sell	02/07/14	362,000	365,324	(3,324)
Citigroup, Inc.	New Zealand Dollar	352,220	Sell	02/07/14	290,000	288,904	1,096
Citigroup, Inc.	Australian Dollar	689,493	Sell	02/07/14	625,000	614,174	10,826
Citigroup, Inc.	Turkish Lira	84,329	Sell	03/07/14	38,506	38,715	(209)
Citigroup, Inc.	Mexican Peso	3,790,275	Sell	03/07/14	291,000	288,816	2,184
Citigroup, Inc.	Chilean Peso	147,451,200	Sell	03/07/14	278,000	278,611	(611)
Citigroup, Inc.	South African Rand	661,064	Sell	03/07/14	62,362	62,444	(82)
Citigroup, Inc.	Czech Koruna	6,054,396	Sell	03/07/14	299,223	305,040	(5,817)
Citigroup, Inc.	South African Rand	78,800	Sell	03/07/14	7,434	7,444	(10)
Credit Suisse Group AG	EU Euro	236,825	Sell	02/07/14	324,000	325,797	(1,797)
Credit Suisse Group AG	Chilean Peso	147,364,000	Sell	03/07/14	277,000	278,447	(1,447)
Deutsche Bank AG	Chinese Offshore Yuan	1,341,261	Sell	01/14/14	212,780	221,381	(8,601)
Deutsche Bank AG	Chinese Offshore Yuan	3,280,737	Sell	01/14/14	526,206	541,501	(15,295)
Deutsche Bank AG	Japanese Yen	11,362,956	Sell	02/07/14	109,000	107,919	1,081
Deutsche Bank AG	EU Euro	396,489	Sell	02/07/14	542,000	545,444	(3,444)
Deutsche Bank AG	Australian Dollar	323,992	Sell	02/07/14	288,333	288,599	(266)
Deutsche Bank AG	Norwegian Krone	3,270,243	Sell	02/07/14	529,000	538,438	(9,438)
Deutsche Bank AG	Australian Dollar	39,371	Sell	02/07/14	34,766	35,070	(304)
Deutsche Bank AG	New Zealand Dollar	221,998	Sell	02/07/14	182,000	182,091	(91)
Deutsche Bank AG	British Pound	124,898	Sell	02/07/14	204,000	206,776	(2,776)
Deutsche Bank AG	EU Euro	442,465	Sell	02/07/14	609,000	608,693	307
Deutsche Bank AG	British Pound	76,299	Sell	02/07/14	125,000	126,317	(1,317)
Deutsche Bank AG	Malaysian Ringgit	761,386	Sell	02/07/14	235,359	231,969	3,390
Deutsche Bank AG	Chilean Peso	209,048,150	Sell	03/07/14	391,000	395,000	(4,000)
Deutsche Bank AG	Mexican Peso	3,400,291	Sell	03/07/14	262,000	259,100	2,900
Deutsche Bank AG	Polish Zloty	1,118,176	Sell	03/07/14	362,397	368,679	(6,282)
Deutsche Bank AG	Taiwan New Dollar	22,665	Sell	03/07/14	765	760	5
Deutsche Bank AG	Israeli New Shekel	91,981	Sell	03/07/14	26,057	26,463	(406)
Deutsche Bank AG	Colombian Peso	8,721,415	Sell	03/07/14	4,449	4,504	(55)
Goldman Sachs & Co.	Brazilian Real	740,526	Sell	03/07/14	305,838	308,972	(3,134)
Goldman Sachs & Co.	Brazilian Real	390,283	Sell	03/07/14	161,187	162,838	(1,651)
JPMorgan Chase & Co.	Canadian Dollar	263,589	Sell	02/07/14	246,000	247,919	(1,919)
JPMorgan Chase & Co.	Australian Dollar	318,170	Sell	02/07/14	281,000	283,414	(2,414)
JPMorgan Chase & Co.	British Pound	161,944	Sell	02/07/14	266,000	268,108	(2,108)
JPMorgan Chase & Co.	Australian Dollar	317,494	Sell	02/07/14	287,000	282,812	4,188
JPMorgan Chase & Co.	British Pound	536,450	Sell	02/07/14	880,000	888,124	(8,124)
JPMorgan Chase & Co.	New Zealand Dollar	61,826	Sell	02/07/14	51,000	50,712	288
JPMorgan Chase & Co.	Swedish Krona	1,808,457	Sell	02/07/14	278,468	280,992	(2,524)
JPMorgan Chase & Co.	Australian Dollar	215,984	Sell	02/07/14	195,000	192,391	2,609
JPMorgan Chase & Co.	Mexican Peso	3,334,250	Sell	03/07/14	257,000	254,067	2,933
JPMorgan Chase & Co.	Mexican Peso	258,325	Sell	03/07/14	19,812	19,684	128
UBS AG	Norwegian Krone	662,868	Sell	02/07/14	109,000	109,140	(140)
UBS AG	EU Euro	785,092	Sell	02/07/14	1,087,000	1,080,039	6,961
UBS AG	EU Euro	673,693	Sell	02/07/14	921,735	926,790	(5,055)
UBS AG	New Zealand Dollar	305,169	Sell	02/07/14	250,000	250,311	(311)
UBS AG	New Zealand Dollar	304,479	Sell	02/07/14	250,000	249,745	255
UBS AG	New Zealand Dollar	133,660	Sell	02/07/14	110,000	109,633	367
UBS AG	Swedish Krona	1,164,338	Sell	02/07/14	178,000	180,911	(2,911)
							$(119,486)

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	4	03/06/14	$671,454	$(2,646)
Australia 10-Year Bond	3	03/17/14	307,147	2,713
Australia 3-Year Bond	6	03/17/14	581,521	1,776
Canada 10-Year Bond	8	03/20/14	954,502	(11,870)
Euro-Bund	35	03/06/14	6,700,990	(29,466)
Euro-Schatz	48	03/06/14	7,283,533	(9,477)
Long Gilt	9	03/27/14	1,588,130	(15,740)
S&P 500 E-Mini	71	03/21/14	6,535,905	100,206
U.S. Treasury 2-Year Note	50	03/31/14	10,990,625	(20,437)
U.S. Treasury Long Bond	51	03/20/14	6,543,937	(121,180)
			$42,157,744	$(106,121)
Short Contracts
Euro-Bobl 5-Year	(3)	03/06/14	$(513,537)	$3,645
Short Gilt	(2)	03/27/14	(341,955)	715
U.S. Treasury 10-Year Note	(35)	03/20/14	(4,306,641)	78,289
U.S. Treasury 5-Year Note	(20)	03/31/14	(2,386,250)	10,129
U.S. Treasury Ultra Long Bond	(25)	03/20/14	(3,406,250)	57,395
			$(10,954,633)	$150,173

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	1,036,000	$(90,749)	$(79,471)	$(11,278)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	300,000	(26,279)	(22,473)	(3,806)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD	466,000	(40,819)	(35,036)	(5,783)
							$(157,847)	$(136,980)	$(20,867)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD	211,000	$47,547	$33,044	$14,503
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD	215,000	11,215	3,727	7,488
							$58,762	$36,771	$21,991

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

ING Balanced Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.473%	09/16/20	USD	6,100,000	$(30,282)	$(30,282)
				$(30,282)	$(30,282)

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.390% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	7,000,000	$(4,068)	$—	$(4,068)
Receive a fixed rate equal to 5.440% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	5,600,000	(2,270)	—	(2,270)
				$(6,338)	$—	$(6,338)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$299
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	341,701
Credit contracts	Upfront payments paid on OTC swap agreements	36,771
Credit contracts	Unrealized appreciation on OTC swap agreements	21,991
Equity contracts	Net Assets — Unrealized appreciation**	100,206
Interest rate contracts	Net Assets — Unrealized appreciation**	154,662
Total Asset Derivatives		$655,630

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$453,457
Interest rate contracts	Unrealized depreciation on OTC swap agreements	6,338
Credit contracts	Upfront payments received on OTC swap agreements	136,980
Credit contracts	Unrealized depreciation on OTC swap agreements	20,867
Interest rate contracts	Net Assets — Unrealized depreciation**	210,816
Interest rate contracts	Net Assets — Unrealized depreciation***	30,282
Total Liability Derivatives		$858,740

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(82,636)	$—	$(82,636)
Equity contracts	—	—	1,545,092	—	—	1,545,092
Foreign exchange contracts	(241,560)	(877,900)	—	—	158,539	(960,921)
Interest rate contracts	45,045	—	11,908	(1,290,270)	(156,418)	(1,389,735)
Total	$(196,515)	$(877,900)	$1,557,000	$(1,372,906)	$2,121	$(888,200)

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$270,119	$—	$270,119
Equity contracts	—	—	(46,469)	—	—	(46,469)
Foreign exchange contracts	35,139	(27,588)	—	—	(56,654)	(49,103)
Interest rate contracts	77,596	—	(171,012)	1,373,869	—	1,280,453
Total	$112,735	$(27,588)	$(217,481)	$1,643,988	$(56,654)	$1,455,000

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	UBS AG	Totals
Assets:299
Purchased options	$—	$—	$—	$299	$—	$—	$—	$—	$299
Forward foreign currency contracts	161,042	37,214	28,446	83,860	295	125	13,542	17,177	341,701
Credit default swaps	—	—	—	58,762	—	—	—	—	58,762
Total Assets	$161,042	$37,214	$28,446	$142,921	$295	$125	$13,542	$17,177	$400,762
Liabilities:
Forward foreign currency contracts	$319,983	$31,973	$13,105	$54,854	$4,785	$—	$19,109	$9,648	$453,457
Credit default swaps	—	—	—	117,028	—	40,819	—	—	157,847
Interest rate swaps	—	—	—	6,338	—	—	—	—	6,338
Total Liabilities	$319,983	$31,973	$13,105	$178,220	$4,785	$40,819	$19,109	$9,648	$617,642
Net OTC derivative instruments by counterparty, at fair value	$(158,941)	$5,241	$15,341	$(35,299)	$(4,490)	$(40,694)	$(5,567)	$7,529	$(216,880)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(158,941)	$5,241	$15,341	$(35,299)	$(4,490)	$(40,694)	$(5,567)	$7,529	$(216,880)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
64

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Consumer Discretionary: 10.1%
38,409	Brinker International, Inc.	$1,779,873	1.0
64,500	Fuji Heavy Industries Ltd.	1,853,663	1.0
50,898	Macy's, Inc.	2,717,953	1.5
26,900	Nike, Inc.	2,115,416	1.2
21,939	Renault S.A.	1,765,579	1.0
34,100	Walt Disney Co.	2,605,240	1.5
603,000	Yue Yuen Industrial Holdings	2,016,264	1.1
56,063	Other Securities	3,295,401	1.8
		18,149,389	10.1
	Consumer Staples: 7.1%
49,338	British American Tobacco PLC	2,648,187	1.5
33,400	CVS Caremark Corp.	2,390,438	1.3
72,200	Japan Tobacco, Inc.	2,349,298	1.3
39,810	Kraft Foods Group, Inc.	2,146,555	1.2
334,230	Tesco PLC	1,856,101	1.0
12,812	Other Securities	1,478,332	0.8
		12,868,911	7.1
	Energy: 9.3%
53,500	Canadian Natural Resources Ltd.	1,810,440	1.0
51,100	ExxonMobil Corp.	5,171,320	2.9
31,799	Lukoil OAO ADR	1,989,256	1.1
23,900	Occidental Petroleum Corp.	2,272,890	1.3
160,138	Statoil ASA	3,893,998	2.1
71,327	Other Securities	1,723,528	0.9
		16,861,432	9.3
	Financials: 23.3%
120,005	AXA S.A.	3,341,867	1.8
214,766	Banco Bilbao Vizcaya Argentaria S.A.	2,656,782	1.5
62,700	Blackstone Group LP	1,975,050	1.1
2,373,000	China Construction Bank	1,796,626	1.0
144,262	Fifth Third Bancorp.	3,033,830	1.7
63,950	Hyundai Marine & Fire Insurance Co., Ltd.	1,970,242	1.1
61,737	JPMorgan Chase & Co.	3,610,380	2.0
34,338	KBC Groep NV	1,952,312	1.1
657,003	Legal & General Group PLC	2,428,597	1.3
70,478	Lincoln National Corp.	3,638,074	2.0
53,685	Macquarie Group Ltd.	2,634,997	1.5
931,600	Mizuho Financial Group, Inc.	2,022,533	1.1
25,200	Prudential Financial, Inc.	2,323,944	1.3
222,113	Regions Financial Corp.	2,196,698	1.2
Shares			Value	Percentage of Net Assets
43,300		Sumitomo Mitsui Financial Group, Inc.	$2,251,746	1.2
4,747,400		Other Securities	4,312,832	2.4
			42,146,510	23.3
		Health Care: 9.2%
42,067		Johnson & Johnson	3,852,917	2.1
39,913		Novartis AG	3,199,002	1.8
92,400		Pfizer, Inc.	2,830,212	1.6
12,183		Roche Holding AG - Genusschein	3,412,778	1.9
34,523		Zimmer Holdings, Inc.	3,217,198	1.8
			16,512,107	9.2
		Industrials: 12.2%
17,500		Boeing Co.	2,388,575	1.3
217,588	@	CNH Industrial NV	2,480,006	1.4
27,545	@	Eaton Corp. PLC	2,096,726	1.2
153,000		General Electric Co.	4,288,590	2.4
155,200		Mitsubishi Corp.	2,979,517	1.6
23,766		Siemens AG	3,258,774	1.8
2,720,682		Other Securities	4,597,574	2.5
			22,089,762	12.2
		Information Technology: 12.2%
11,834		Apple, Inc.	6,640,176	3.7
147,166		EMC Corp.	3,701,225	2.1
146,100		Intel Corp.	3,792,756	2.1
63,613		Microchip Technology, Inc.	2,846,682	1.6
90,232		Oracle Corp.	3,452,276	1.9
229,000		Other Securities	1,491,180	0.8
			21,924,295	12.2
		Materials: 6.3%
24,745		BASF AG	2,641,141	1.4
110,632	@	BHP Billiton PLC	3,432,919	1.9
56,587		Freeport-McMoRan Copper & Gold, Inc.	2,135,594	1.2
65,100		International Paper Co.	3,191,853	1.8
			11,401,507	6.3
		Telecommunication Services: 5.5%
188,493	@	Orange S.A.	2,340,174	1.3
80,700		Mobile Telesystems OJSC ADR	1,745,541	1.0
966,782		Telecom Corp. of New Zealand Ltd.	1,835,141	1.0
53,000		Verizon Communications, Inc.	2,604,420	1.4
68,693		Other Securities	1,422,728	0.8
			9,948,004	5.5

See Accompanying Notes to Financial Statements
65

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Utilities: 3.2%
27,203	DTE Energy Co.	$1,806,007	1.0
35,200	Entergy Corp.	2,227,104	1.2
97,674	Suez Environnement S.A.	1,751,602	1.0
		5,784,713	3.2
	Total Common Stock (Cost $157,863,179)	177,686,630	98.4
PREFERRED STOCK: 0.7%
	Utilities: 0.7%
215,108	Other Securities	1,277,382	0.7
	Total Preferred Stock (Cost $1,388,235)	1,277,382	0.7
	Total Long-Term Investments (Cost $159,251,414)	178,964,012	99.1
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,268,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,268,000)	1,268,000	0.7
	Total Short-Term Investments (Cost $1,268,000)	1,268,000	0.7
	Total Investments in Securities (Cost $160,519,414)	$180,232,012	99.8
	Assets in Excess of Other Liabilities	407,574	0.2
	Net Assets	$180,639,586	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

Cost for federal income tax purposes is $160,554,450.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,307,085
Gross Unrealized Depreciation	(1,629,523)
Net Unrealized Appreciation	$19,677,562

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$10,909,394	$7,239,995	$—	$18,149,389
Consumer Staples	4,536,993	8,331,918	—	12,868,911
Energy	9,254,650	7,606,782	—	16,861,432
Financials	20,869,351	21,277,159	—	42,146,510
Health Care	9,900,327	6,611,780	—	16,512,107
Industrials	12,974,491	9,115,271	—	22,089,762
Information Technology	20,433,115	1,491,180	—	21,924,295
Materials	5,327,447	6,074,060	—	11,401,507
Telecommunication Services	4,349,961	5,598,043	—	9,948,004
Utilities	4,033,111	1,751,602	—	5,784,713
Total Common Stock	102,588,840	75,097,790	—	177,686,630

See Accompanying Notes to Financial Statements
66

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Preferred Stock	$1,277,382	$—	$—	$1,277,382
Short-Term Investments	1,268,000	—	—	1,268,000
Total Investments, at fair value	$105,134,222	$75,097,790	$—	$180,232,012
Other Financial Instruments+
Futures	10,202	—	—	10,202
Total Assets	$105,144,424	$75,097,790	$—	$180,242,214

(1)  For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio's policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $707,474 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING Global Value Advantage Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	3	03/21/14	$276,165	$10,202
			$276,165	$10,202

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$10,202
Total Asset Derivatives		$10,202

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$143,186
Total	$143,186
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(19,396)
Total	$(19,396)

See Accompanying Notes to Financial Statements
67

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 11.1%
1,343,981		Best Buy Co., Inc.	$53,597,962	1.2
1,631,006		Comcast Corp. - Class A	84,755,227	1.9
736,017	@	Delphi Automotive PLC	44,256,702	1.0
1,202,098		Macy's, Inc.	64,192,033	1.4
857,836		Nike, Inc.	67,460,223	1.5
882,470		Starbucks Corp.	69,176,823	1.5
980,125		Walt Disney Co.	74,881,550	1.7
72,816		Other Securities	38,794,909	0.9
			497,115,429	11.1
		Consumer Staples: 9.5%
560,278		Costco Wholesale Corp.	66,678,685	1.5
896,256		CVS Caremark Corp.	64,145,042	1.4
1,022,830		Kraft Foods Group, Inc.	55,150,994	1.2
1,474,385		Mondelez International, Inc.	52,045,790	1.2
989,143		Procter & Gamble Co.	80,526,132	1.8
1,515,219		Other Securities	106,582,119	2.4
			425,128,762	9.5
		Energy: 11.6%
1,385,452		Canadian Natural Resources Ltd.	46,883,696	1.1
319,637		EOG Resources, Inc.	53,647,874	1.2
1,601,858		ExxonMobil Corp.	162,108,030	3.6
944,526		Halliburton Co.	47,934,694	1.1
541,900		Hess Corp.	44,977,700	1.0
569,775		Occidental Petroleum Corp.	54,185,603	1.2
508,291		Range Resources Corp.	42,854,014	1.0
1,295,723		Other Securities	66,253,989	1.4
			518,845,600	11.6
		Financials: 17.0%
6,025,968		Bank of America Corp.	93,824,322	2.1
1,367,376		Blackstone Group LP	43,072,344	1.0
1,713,794		Citigroup, Inc.	89,305,805	2.0
2,773,053		Fifth Third Bancorp.	58,317,305	1.3
850,550		Gaming and Leisure Properties, Inc.	43,216,445	1.0
1,482,195	@	Invesco Ltd.	53,951,898	1.2
1,802,857		JPMorgan Chase & Co.	105,431,077	2.3
837,806		Prudential Financial, Inc.	77,262,469	1.7
5,469,454		Regions Financial Corp.	54,092,900	1.2
554,016		Travelers Cos., Inc.	50,160,609	1.1
1,669,727	@	XL Group PLC	53,164,108	1.2
905,626		Other Securities	42,501,028	0.9
			764,300,310	17.0
Shares			Value	Percentage of Net Assets
		Health Care: 12.0%
453,683	@	Actavis PLC	$76,218,744	1.7
648,287		Amgen, Inc.	74,008,444	1.7
1,156,504	@	Gilead Sciences, Inc.	86,911,275	1.9
1,410,920		Johnson & Johnson	129,226,163	2.9
1,725,100		Merck & Co., Inc.	86,341,255	1.9
490,651		Zimmer Holdings, Inc.	45,723,767	1.0
1,022,867		Other Securities	39,206,492	0.9
			537,636,140	12.0
		Industrials: 11.2%
657,509		Boeing Co.	89,743,403	2.0
816,283		Fluor Corp.	65,539,362	1.5
646,932		General Dynamics Corp.	61,814,353	1.4
327,080		Roper Industries, Inc.	45,359,454	1.0
492,478		Union Pacific Corp.	82,736,304	1.8
1,901,539		Other Securities	158,919,685	3.5
			504,112,561	11.2
		Information Technology: 17.7%
347,285		Apple, Inc.	194,865,086	4.3
696,067	@	Cognizant Technology Solutions Corp.	70,288,846	1.6
2,506,711		EMC Corp.	63,043,782	1.4
119,276	@	Google, Inc. - Class A	133,673,806	3.0
269,274		International Business Machines Corp.	50,507,724	1.1
1,034,206	L	Microchip Technology, Inc.	46,280,718	1.0
1,733,502		NetApp, Inc.	71,316,272	1.6
2,814,145		Oracle Corp.	107,669,188	2.4
3,099,801		Other Securities	59,134,308	1.3
			796,779,730	17.7
		Materials: 2.7%
497,099		Monsanto Co.	57,936,888	1.3
1,263,873		Other Securities	64,388,288	1.4
			122,325,176	2.7
		Telecommunication Services: 2.3%
2,126,276		Verizon Communications, Inc.	104,485,203	2.3
		Utilities: 3.0%
2,718,550		Other Securities	133,474,223	3.0
		Total Common Stock (Cost $3,182,322,493)	4,404,203,134	98.1

See Accompanying Notes to Financial Statements
68

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
		Utilities: —%
20,000,000	X	Mirant Corp. Escrow Shares	$—	—
10,000,000	X	Southern Energy Escrow Shares	—	—
		Total Corporate Bonds/Notes (Cost $—)	—	—
		Total Long-Term Investments (Cost $3,182,322,493)	4,404,203,134	98.1
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.4%
4,106,566		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $4,106,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $4,188,705, due 01/31/14-01/01/44)	4,106,566	0.1
864,531		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $864,531, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $881,822, due 05/15/14-08/15/43)	864,531	0.0
Principal Amount†		Value	Percentage of Net Assets
4,106,566	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,106,568, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,188,697, due 01/15/14-05/01/51)	$4,106,566	0.1
4,106,566	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,106,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $4,188,697, due 12/15/15-08/15/53)	4,106,566	0.1
4,106,566	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,106,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $4,188,705, due 03/28/14-04/15/30)	4,106,566	0.1
		17,290,795	0.4

See Accompanying Notes to Financial Statements
69

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
99,321,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $99,321,186)	$99,321,186	2.2
	Total Short-Term Investments (Cost $116,611,981)	116,611,981	2.6
	Total Investments in Securities (Cost $3,298,934,474)	$4,520,815,115	100.7
	Liabilities in Excess of Other Assets	(29,886,092)	(0.7)
	Net Assets	$4,490,929,023	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,323,019,695.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,234,653,557
Gross Unrealized Depreciation	(36,858,137)
Net Unrealized Appreciation	$1,197,795,420

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$4,404,203,134	$—	$—	$4,404,203,134
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	99,321,186	17,290,795	—	116,611,981
Total Investments, at fair value	$4,503,524,320	$17,290,795	$—	$4,520,815,115
Other Financial Instruments+
Futures	1,781,356	—	—	1,781,356
Total Assets	$4,505,305,676	$17,290,795	$—	$4,522,596,471

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Growth and Income Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	518	03/21/14	$47,684,490	$1,781,356
			$47,684,490	$1,781,356

See Accompanying Notes to Financial Statements
70

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,781,356
Total Asset Derivatives		$1,781,356

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(647,326)
Total	$(647,326)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,781,356
Total	$1,781,356

See Accompanying Notes to Financial Statements
71

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.1%
		Basic Materials: 1.5%
1,980,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$1,989,478	0.1
2,443,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	2,352,182	0.1
1,580,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	1,568,150	0.1
2,937,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,801,334	0.1
1,444,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	1,463,098	0.1
21,013,000		Other Securities	20,505,608	1.0
			30,679,850	1.5
		Communications: 3.3%
1,500,000	#	COX Communications, Inc., 4.500%, 06/30/43	1,209,311	0.1
2,940,000		News America, Inc., 3.000%, 09/15/22	2,764,688	0.1
1,772,000	#	News America, Inc., 4.000%, 10/01/23	1,751,999	0.1
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,655,500	0.1
7,550,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	7,682,082	0.4
7,640,000		Verizon Communications, Inc., 5.150%, 09/15/23	8,205,818	0.4
3,532,000		Verizon Communications, Inc., 6.550%, 09/15/43	4,133,210	0.2
38,752,000		Other Securities	38,370,673	1.9
			66,773,281	3.3
		Consumer, Cyclical: 1.0%
1,505,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,568,963	0.1
1,760,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	1,711,600	0.1
18,711,000		Other Securities(a)	17,627,526	0.8
			20,908,089	1.0
Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 2.5%
2,026,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	$2,048,584	0.1
2,835,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	2,749,950	0.1
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	3,124,812	0.2
2,689,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	2,674,127	0.1
3,777,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	3,748,446	0.2
1,756,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,736,399	0.1
33,997,000		Other Securities	33,974,073	1.7
			50,056,391	2.5
		Energy: 2.8%
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,681,288	0.2
3,770,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	4,884,046	0.2
4,000,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
48,110,000		Other Securities(a)	48,318,573	2.4
			56,883,907	2.8
		Financial: 12.1%
7,036,400	L	Aegon NV, 2.956%, 07/29/49	6,030,054	0.3
6,383,000		American International Group, Inc., 3.375%-8.175%, 01/16/18-05/15/68	7,293,679	0.4
12,029,000		Bank of America Corp., 2.600%- 8.000%, 01/15/19- 12/29/49	12,078,952	0.6
3,674,000	#	BPCE SA, 5.700%, 10/22/23	3,792,597	0.2
12,633,000		Citigroup, Inc., 1.700%-5.900%, 07/25/16-12/29/49	12,608,462	0.6
4,321,000		Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	4,581,677	0.2

See Accompanying Notes to Financial Statements
72

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
1,339,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$1,775,849	0.1
6,170,000	#	Credit Suisse AG, 6.500%, 08/08/23	6,578,762	0.3
2,500,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	2,644,500	0.2
1,325,000		ERP Operating L.P., 3.000%, 04/15/23	1,210,341	0.1
2,912,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,871,436	0.1
8,546,000		General Electric Capital Corp., 3.150%-7.125%, 10/17/16-12/15/49	9,108,165	0.4
4,564,000		Goldman Sachs Group, Inc./The, 1.838%-2.900%, 07/19/18-11/29/23	4,646,077	0.2
6,991,000		Goldman Sachs Group, Inc., 2.375%-6.750%, 01/22/18-10/01/37	7,141,258	0.4
4,428,000		Hartford Financial Services Group, Inc., 5.125%- 8.125%, 04/15/22- 03/30/40	5,127,128	0.3
2,489,000	#	HBOS PLC, 6.750%, 05/21/18	2,826,571	0.1
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,995,513	0.2
5,801,000		Intesa Sanpaolo SpA, 3.125%- 3.875%, 01/15/16- 01/15/19	5,809,322	0.3
5,132,000		JPMorgan Chase & Co., 3.375%- 6.000%, 05/01/23- 12/29/49	4,868,868	0.2
3,133,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	3,122,285	0.2
9,486,000		Morgan Stanley, 2.125%-5.000%, 03/22/17-11/24/25	9,550,122	0.5
2,294,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,220,078	0.1
Principal Amount†			Value	Percentage of Net Assets
2,390,000	#	Simon Property Group L.P., 1.500%, 02/01/18	$2,323,008	0.1
5,822,000		SLM Corp., 4.875%-6.000%, 01/25/17-06/17/19	6,021,034	0.3
3,859,000	#	Societe Generale SA, 7.875%, 12/29/49	3,886,978	0.2
4,033,000	#	Standard Chartered PLC, 5.200%, 01/26/24	4,026,309	0.2
1,740,000		Wells Fargo & Co., 3.450%, 02/13/23	1,645,623	0.1
7,176,000		Wells Fargo & Co., 5.375%, 11/02/43	7,349,982	0.3
97,999,000		Other Securities	98,706,816	4.9
			243,841,446	12.1
		Industrial: 0.7%
1,630,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,592,586	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,647,300	0.1
10,259,000		Other Securities	10,536,124	0.5
			13,776,010	0.7
		Technology: 1.2%
5,134,000		EMC Corp./MA, 1.875%-3.375%, 06/01/18-06/01/23	5,020,276	0.2
19,747,000		Other Securities	19,496,249	1.0
			24,516,525	1.2
		Utilities: 2.0%
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,507,876	0.1
1,394,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	1,422,214	0.1
131,737	#	Juniper Generation, LLC, 6.790%, 12/31/14	127,369	0.0
2,236,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	2,097,990	0.1
33,414,000		Other Securities	34,944,008	1.7
			41,099,457	2.0
		Total Corporate Bonds/Notes (Cost $545,943,763)	548,534,956	27.1

See Accompanying Notes to Financial Statements
73

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	$3,449,067	0.2
2,700,000	#	Arkle Master Issuer PLC, 1.938%, 05/17/60	2,743,362	0.1
3,130,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	3,254,061	0.2
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	2,694,182	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	1,895,791	0.1
1,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	1,649,735	0.1
1,849,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	1,835,748	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	1,549,298	0.1
2,630,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	2,790,894	0.1
8,248,454		BCAP LLC Trust 2007-AA2, 0.375%, 05/25/47	5,718,439	0.3
642,947		Bear Stearns Alternative-A Trust, 0.805%, 07/25/34	614,705	0.0
3,134,797		Bear Stearns ARM Trust 2006-2, 2.702%, 07/25/36	2,612,349	0.1
4,170,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	4,211,277	0.2
Principal Amount†			Value	Percentage of Net Assets
3,060,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	$3,134,067	0.2
3,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	3,012,511	0.1
1,277,040		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	1,247,633	0.1
900,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	907,570	0.0
14,404,906	#,^	Citigroup Commercial Mortgage Trust, 2.237%, 09/10/45	1,652,668	0.1
5,501,894	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	5,374,295	0.3
3,689,654		Citigroup Mortgage Loan Trust, Inc., 2.845%, 09/25/37	3,048,075	0.1
15,123,574	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	1,601,679	0.1
52,131,250	^	Commercial Mortgage Trust, 1.473%, 08/10/46	4,256,767	0.2
16,947,608	^	Commercial Mortgage Trust, 1.800%, 01/10/46	1,624,689	0.1
9,248,414	^	Commercial Mortgage Trust, 1.942%, 08/15/45	1,020,774	0.1
21,490,807	^	Commercial Mortgage Trust, 2.231%, 05/15/45	2,570,685	0.1
54,306,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	2,529,193	0.1
2,080,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	2,073,206	0.1
7,346,920		Commercial Mortgage Trust, 5.218%-6.118%, 07/15/44-12/10/49	7,320,244	0.3

See Accompanying Notes to Financial Statements
74

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
9,385,257		Countrywide Alternative Loan Trust, 0.285%- 5.500%, 12/25/35- 06/25/36	$7,992,973	0.4
359,856	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	360,886	0.0
1,610,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	1,641,435	0.1
14,538,248		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.285%- 0.355%, 08/25/36- 10/25/36	8,747,582	0.4
3,445,499		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	2,889,919	0.1
3,460,533	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	745,696	0.0
7,038,484		First Horizon Alternative Mortgage Securities, 0.465%-6.000%, 08/25/36-02/25/37	5,174,099	0.3
4,205,525	#	Fosse Master PLC, 1.646%, 10/18/54	4,257,447	0.2
1,462,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	916,089	0.1
1,280,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	1,281,859	0.1
1,161,181	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	1,176,313	0.0
1,226,406	#	Gracechurch Mortgage Financing PLC, 1.787%, 11/20/56	1,241,314	0.1
Principal Amount†			Value	Percentage of Net Assets
539,573	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	$539,475	0.0
1,504,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.815%, 08/10/38	1,496,638	0.1
16,913,016	^	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	2,230,200	0.1
17,630,481	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	2,270,277	0.1
2,450,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	2,498,011	0.1
2,885,602	#	Holmes Master Issuer PLC, 1.794%, 10/15/54	2,912,978	0.2
1,625,707		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	1,379,722	0.1
3,020,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.471%, 10/15/37	2,928,565	0.2
1,060,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	1,009,912	0.1
77,558,610	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	2,240,723	0.1
21,227,848	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	2,227,525	0.1
15,180,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	408,712	0.0
5,730,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	5,707,679	0.3

See Accompanying Notes to Financial Statements
75

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,500,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	$2,507,195	0.1
2,410,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	2,462,889	0.1
2,671,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	2,712,332	0.1
475,796	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	483,450	0.0
1,710,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	1,780,430	0.1
3,560,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	3,620,460	0.2
35,333,325	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	894,820	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.247%, 02/15/40	1,231,972	0.1
2,120,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	2,197,096	0.1
2,920,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	3,040,859	0.1
2,175,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	2,163,560	0.1
148,763,964	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	2,725,787	0.2
34,926,195	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	576,796	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.237%, 10/15/36	2,042,093	0.1
2,120,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	1,799,803	0.1
Principal Amount†			Value	Percentage of Net Assets
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	$4,381,689	0.2
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	4,665,547	0.2
4,040,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	3,845,221	0.2
19,797,062	#,^	UBS-Barclays Commercial Mortgage Trust, 1.792%, 05/10/63	1,775,121	0.1
5,620,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%- 4.983%, 07/15/40	5,613,668	0.3
5,850,000		LB-UBS Commercial Mortgage Trust, 5.323%-5.350%, 11/15/40	6,072,991	0.3
53,824,838	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	5,368,958	0.3
22,624,900	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	1,607,309	0.1
38,581,835	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	3,694,137	0.2
13,465,263	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	1,467,155	0.0
846,250	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	844,048	0.1
800,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	799,432	0.0
1,954,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	1,976,155	0.1
2,160,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,922,585	0.1
1,315,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	1,310,622	0.1

See Accompanying Notes to Financial Statements
76

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
3,240,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	$3,276,722	0.2
2,010,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,944,970	0.1
2,575,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	2,665,529	0.2
2,585,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	2,591,211	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	738,741	0.0
301,020	#	Morgan Stanley Capital I, 7.350%, 07/15/32	313,780	0.0
3,490,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	3,668,021	0.2
1,520,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	1,469,634	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.422%, 07/15/33	1,169,203	0.0
2,668,923		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.835%, 03/25/36	2,098,446	0.1
6,690,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%-5.271%, 07/13/15-08/13/42	6,432,354	0.3
11,230,000		Morgan Stanley Capital I, 5.073%- 5.336%, 06/15/40- 08/13/42	11,487,563	0.6
2,890,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	3,091,961	0.2
4,370,000	#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	4,372,469	0.2
49,242,415	#,^	RBSCF Trust, 0.956%, 04/15/24	409,968	0.0
4,000,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	4,061,960	0.2
Principal Amount†			Value	Percentage of Net Assets
4,715,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.410%, 03/15/42	$4,743,667	0.2
3,060,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	2,956,468	0.2
2,002,052		WaMu Mortgage Pass Through Certificates, 1.831%, 10/25/36	1,599,500	0.1
4,919,933		WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 2.277%, 07/25/37	4,094,472	0.2
1,729,370		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,831,748	0.1
3,001,705		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,623,016	0.1
17,599,437	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	2,052,098	0.1
3,292,248		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, 2.619%, 03/25/36	3,236,058	0.2
27,799,570	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.591%, 06/15/45	2,617,385	0.1
822,774		Wells Fargo Mortgage-Backed Securities Trust, 5.000%, 12/25/33	827,404	0.1
3,397,979	#	Wells Fargo Mortgage-Backed Securities Trust, 5.236%, 06/26/35	3,210,730	0.2
2,789,974		Wells Fargo Mortgage Backed Securities Trust, 5.044%-5.573%, 05/25/35-04/25/36	2,752,592	0.1
10,954,617		Other Securities	10,600,519	0.5
		Total Collateralized Mortgage Obligations (Cost $301,733,655)	309,191,362	15.3

See Accompanying Notes to Financial Statements
77

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 13.5%
		U.S. Treasury Bonds: 2.8%
60,652,000		3.625%, due 08/15/43	$57,055,518	2.8
		U.S. Treasury Notes: 10.7%
40,855,000		0.250%, due 12/31/15	40,748,082	2.0
67,936,000		0.625%, due 12/15/16	67,657,327	3.4
2,425,000		1.375%, due 09/30/18	2,394,215	0.1
54,429,000		1.500%, due 12/31/18	53,789,024	2.7
22,805,000		2.375%, due 12/31/20	22,689,196	1.1
29,812,000		2.750%, due 11/15/23	29,115,621	1.4
			216,393,465	10.7
		Total U.S. Treasury Obligations (Cost $276,144,642)	273,448,983	13.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.1%
		Federal Home Loan Mortgage Corporation##: 8.1%
7,065,796		3.000%, due 02/01/27	7,213,599	0.3
5,000,000	^	4.000%, due 11/15/38	1,493,870	0.1
5,062,000	W	4.000%, due 08/15/40	5,200,018	0.3
6,559,025		4.000%, due 10/01/41	6,753,748	0.3
7,546,991		4.000%, due 12/01/41	7,771,605	0.4
4,953,732		4.500%, due 10/01/41	5,258,352	0.3
1,271,727	^	4.896%, due 03/15/33	1,345,252	0.1
4,543,808		5.000%, due 02/15/35	4,940,048	0.2
4,351,366	^	5.000%, due 02/15/40	868,232	0.0
14,526,771		5.500%, due 02/15/36	15,798,546	0.8
6,464,125		5.500%, due 08/15/36	7,016,530	0.3
6,063,646		5.500%, due 06/15/37	6,611,269	0.3
6,925,459		5.500%, due 07/15/37	7,512,253	0.4
5,948,129	^	5.833%, due 05/15/36	741,278	0.0
7,410,497	^	5.883%, due 07/15/40	1,168,272	0.1
1,282,395	^	6.000%, due 04/15/33	285,143	0.0
14,840,110		6.000%, due 10/15/37	16,303,041	0.8
Principal Amount†			Value	Percentage of Net Assets
5,213,866	^	6.318%, due 06/15/36	$816,826	0.0
15,636,837	^	6.383%, due 05/15/41	3,175,258	0.2
5,684,330	^	6.433%, due 09/15/33	931,213	0.0
9,540,625	^	6.433%, due 12/15/39	1,424,234	0.1
21,851,666	^	6.533%, due 11/15/25	3,533,473	0.2
54,630,501		2.375%-19.360%, due 08/15/16- 01/15/42	58,581,084	2.9
			164,743,144	8.1
		Federal National Mortgage Association##: 11.7%
24,583,000	W	2.500%, due 01/15/28	24,337,170	1.2
11,711,799	^	3.000%, due 10/25/32	1,516,215	0.1
18,494,000	W	3.000%, due 09/25/42	17,562,076	0.8
8,764,105		3.000%, due 05/01/43	8,345,399	0.4
9,167,000	W	3.500%, due 01/25/26	9,589,184	0.5
36,143,000	W	3.500%, due 06/25/42	35,914,284	1.8
1,969,661	^	4.000%, due 11/01/18	123,199	0.0
17,491,000	W	4.000%, due 08/25/40	18,010,264	0.9
10,046,343		4.000%, due 07/01/42	10,366,436	0.5
1,353,482	^	4.000%, due 08/25/43	272,889	0.0
8,034,744		4.500%, due 09/01/41	8,532,690	0.4
5,335,013		4.500%, due 10/01/41	5,665,631	0.3
5,998,074	^	5.000%, due 05/25/18	416,215	0.0
7,309,402		5.000%, due 07/01/37	7,969,151	0.4
13,153,957	^	5.500%, due 11/25/40	2,251,815	0.1
2,054,479	^	6.000%, due 08/25/33	423,253	0.0
8,142,084	^	6.285%, due 02/25/42	1,559,738	0.1
3,021,634	^	6.535%, due 08/25/26	428,094	0.0
10,066,705	^	6.575%, due 01/25/37	1,743,320	0.1
24,514,786	^	6.585%, due 10/25/35	4,200,089	0.2
72,080,125		2.212%-32.627%, due 06/01/16- 07/01/42	78,322,853	3.9
			237,549,965	11.7

See Accompanying Notes to Financial Statements
78

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Government National Mortgage Association: 3.3%
8,631,000		3.000%, due 01/15/43	$8,341,727	0.4
16,252,810	^	4.000%, due 08/16/26	2,226,911	0.1
12,864,266	^	4.500%, due 12/20/37	1,610,953	0.1
6,142,932		4.500%, due 05/20/39	6,542,560	0.3
5,412,505		4.500%, due 08/20/41	5,810,818	0.3
12,051,224	^	5.000%, due 06/16/39	270,613	0.0
4,845,670	^	5.000%, due 11/20/39	911,850	0.0
6,292,863	^	5.000%, due 10/20/40	1,078,776	0.1
10,565,894	^	5.683%, due 06/20/40	1,624,527	0.1
8,973,483	^	6.033%, due 06/20/38	975,314	0.0
14,637,794	^	6.033%, due 04/20/39	2,043,558	0.1
10,244,768	^	6.133%, due 05/20/39	1,162,376	0.1
7,255,969	^	6.233%, due 04/20/38	1,020,021	0.1
4,643,699	^	6.333%, due 05/16/38	740,579	0.0
12,638,701	^	6.333%, due 01/16/39	2,177,024	0.1
8,426,514	^	6.483%, due 09/16/40	1,498,022	0.1
3,600,440	^	6.603%, due 02/16/35	663,096	0.0
9,161,374	^	6.833%, due 04/20/36	1,053,115	0.1
23,522,119		1.625%-24.689%, due 04/20/28- 10/20/60	25,978,382	1.3
			65,730,222	3.3
		Total U.S. Government Agency Obligations (Cost $452,351,947)	468,023,331	23.1
ASSET-BACKED SECURITIES: 9.7%
		Automobile Asset-Backed Securities: 1.0%
4,700,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	4,730,409	0.2
2,500,000	#	Motor PLC, 1.286%, 02/25/20	2,502,970	0.1
1,000,000		SMART Trust/ Australia, 1.180%, 02/14/19	987,700	0.0
3,300,000		SMART Trust, 1.050%, 10/14/18	3,279,847	0.2
Principal Amount†			Value	Percentage of Net Assets
4,250,000	#	Smart Trust, 1.590%, 10/14/16	$4,279,865	0.2
4,890,000		Other Securities	5,010,629	0.3
			20,791,420	1.0
		Credit Card Asset-Backed Securities: 0.5%
4,200,000	#	Cards II Trust, 0.617%, 09/15/17	4,206,489	0.2
5,400,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	5,423,366	0.3
			9,629,855	0.5
		Home Equity Asset-Backed Securities: 0.4%
14,440,859		GSAA Trust, 0.225%-0.255%, 10/25/36-12/25/36	7,342,110	0.4
874,027		Other Securities	863,688	0.0
			8,205,798	0.4
		Other Asset-Backed Securities: 7.8%
982,120	#	Aimco CDO, 0.492%, 10/20/19	969,603	0.0
1,000,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	993,437	0.1
3,060,000	#	Apidos CDO II, 1.038%, 12/21/18	2,982,187	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	2,184,358	0.1
4,985,725	#	Ares VR CLO Ltd., 2.138%, 02/24/18	4,894,611	0.3
4,315,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	4,274,176	0.2
324,575	#	Atrium CDO Corp., 0.566%, 10/27/16	323,928	0.0
1,750,000	#	Atrium CDO Corp., 0.816%, 10/27/16	1,735,519	0.1
1,525,000	#	Atrium III, 2.236%, 10/27/16	1,501,874	0.1
1,250,000	#	Atrium IV, 2.092%, 06/08/19	1,238,391	0.1
3,000,000	#	Atrium V, 0.927%, 07/20/20	2,858,910	0.1
1,600,000	#	Babson CLO, Inc. 2005-II, 0.942%, 07/20/19	1,551,040	0.1
1,900,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	1,872,706	0.1
3,975	#	Ballyrock CLO III Ltd., 0.968%, 07/25/17	3,974	0.0
1,549,061	#	Black Diamond CLO 2005-1 Delaware Corp., 0.665%, 06/20/17	1,498,597	0.1

See Accompanying Notes to Financial Statements
79

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
2,500,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.742%, 01/21/21	$2,494,223	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.492%, 01/21/21	4,233,765	0.2
2,050,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	2,047,913	0.1
3,500,000	#	Castle Garden Funding, 0.989%, 10/27/20	3,451,731	0.2
1,000,000	#	Castle Garden Funding, 4.989%, 10/27/20	1,001,356	0.0
1,700,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,844,842	0.1
4,500,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	4,378,351	0.2
4,500,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	4,329,585	0.2
1,075,474	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,083,745	0.1
700,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.958%, 05/22/17	696,378	0.1
4,800,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	4,706,386	0.2
4,250,000	#	Eaton Vance CDO IX Ltd., 0.892%, 04/20/19	4,103,303	0.2
2,760,000	#	Emporia Preferred Funding I Corp., 2.394%, 10/12/18	2,747,975	0.1
2,023,919	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	2,015,293	0.1
5,969,144		FBR Securitization Trust, 0.845%, 10/25/35	5,070,507	0.2
2,575,000	#	Fraser Sullivan CLO II Ltd., 0.645%, 12/20/20	2,484,141	0.1
2,500,000	#	Fraser Sullivan CLO II Ltd., 0.965%, 12/20/20	2,408,750	0.1
Principal Amount†			Value	Percentage of Net Assets
447,007	#	Gulf Stream - Compass CLO 2005-I Ltd., 0.991%, 05/15/17	$446,324	0.0
6,100,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	6,038,793	0.3
3,000,000	#	Gulf Stream - Compass CLO 2005-II Ltd., 1.038%, 01/24/20	2,969,202	0.2
3,475,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 2.238%, 10/28/19	3,428,581	0.2
3,150,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	3,151,042	0.1
4,100,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	4,047,504	0.2
2,850,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	2,732,908	0.1
5,745,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	5,582,801	0.3
2,225,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	2,154,325	0.1
1,855,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd., 2.538%, 08/07/21	1,822,037	0.1
850,000	#	Hewett's Island Clo IV Ltd., 0.989%, 05/09/18	844,403	0.0
1,600,000	#	Hewett's Island Clo IV Ltd., 1.889%, 05/09/18	1,579,154	0.1
1,880,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	1,885,595	0.1
9,750,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	9,750,000	0.5
1,500,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	1,454,947	0.1

See Accompanying Notes to Financial Statements
80

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
2,740,000		Madison Park Funding I Ltd., 4.989%, 05/10/19	$2,742,296	0.1
3,740,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	3,756,568	0.2
1,926,347	#	Mesa West Capital CDO Ltd., 0.425%, 02/25/47	1,895,526	0.1
1,250,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	1,221,742	0.1
1,500,000	#	Oak Hill Credit Partners IV Ltd, 1.938%, 05/17/21	1,479,050	0.1
800,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	766,616	0.0
900,000	#	Stanfield Arnage CLO Ltd., 2.436%, 08/27/21	886,948	0.0
2,100,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	2,072,238	0.1
3,900,000	#	Stanfield Veyron CLO Ltd., 0.924%, 07/15/18	3,776,713	0.2
2,010,000	#	Trade MAPS 1 Ltd., 2.420%, 12/10/18	2,023,819	0.1
2,875,000	#	WhiteHorse III Ltd./ Corp, 0.992%, 05/01/18	2,850,344	0.2
500,000	#	WhiteHorse III Ltd/ Corp, 2.092%, 05/01/18	490,292	0.0
9,312,293		Other Securities	8,826,048	0.4
			158,657,371	7.8
		Total Asset-Backed Securities (Cost $195,754,827)	197,284,444	9.7
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
140,000	P	Wells Fargo & Co.	$3,299,800	0.2
		Total Preferred Stock (Cost $3,500,000)	3,299,800	0.2
Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 13.7%
	Affiliated Investment Companies: 13.7%
4,388,221	ING Emerging Markets Corporate Debt Fund - Class P	$42,258,565	2.1
10,736,670	ING Emerging Markets Hard Currency Sovereign Debt Fund - Class P	99,206,835	4.9
5,640,005	ING Emerging Markets Local Currency Debt Fund - Class P	49,180,846	2.4
1,051,012	ING Floating Rate Fund - Class P	10,751,857	0.5
3,451,447	ING High Yield Bond Fund - Class P	28,819,586	1.4
4,521,242	ING Investment Grade Credit Fund - Class P	47,699,100	2.4
	Total Investment Companies (Cost $295,040,103)	277,916,789	13.7
	Total Long-Term Investments (Cost $2,070,468,937)	2,077,699,665	102.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Commercial Paper: 0.7%
4,250,000	Jupiter Securitization Company, 0.250%, 07/01/14	$4,244,603	0.2
3,000,000	Jupiter Securitization Company, 0.300%, 09/12/14	2,993,730	0.1
3,650,000	Kinder Morgan Energy Partners LP, 0.260%, 01/17/14	3,649,552	0.2
3,500,000	Pacific Gas & Electric, 0.200%, 01/22/14	3,499,572	0.2
		14,387,457	0.7

See Accompanying Notes to Financial Statements
81

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1): 0.2%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	$1,000,000	0.1
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.0
835,172	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $835,173, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.750%, Market Value plus accrued interest $851,875, due 01/02/14-03/01/47)	835,172	0.0
Principal Amount†		Value	Percentage of Net Assets
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	$1,000,000	0.1
		3,835,172	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
20,991,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $20,991,000)	$20,991,000	1.0
	Total Short-Term Investments (Cost $39,213,604)	39,213,629	1.9
	Total Investments in Securities (Cost $2,109,682,541)	$2,116,913,294	104.5
	Liabilities in Excess of Other Assets	(91,117,909)	(4.5)
	Net Assets	$2,025,795,385	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements
82

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $2,110,382,663.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,192,120
Gross Unrealized Depreciation	(45,607,489)
Net Unrealized Appreciation	$6,584,631

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Preferred Stock	$3,299,800	$—	$—	$3,299,800
Corporate Bonds/Notes	—	548,534,956	—	548,534,956
Collateralized Mortgage Obligations	—	309,191,362	—	309,191,362
Short-Term Investments	20,991,000	18,222,629	—	39,213,629
U.S. Treasury Obligations	—	273,448,983	—	273,448,983
U.S. Government Agency Obligations	—	468,023,331	—	468,023,331
Asset-Backed Securities	—	183,615,099	13,669,345	197,284,444
Investment Companies	277,916,789	—	—	277,916,789
Total Investments, at fair value	$302,207,589	$1,801,036,360	$13,669,345	$2,116,913,294
Other Financial Instruments+
Forward Foreign Currency Contracts	—	653,931	—	653,931
Futures	66,008	—	—	66,008
Total Assets	$302,273,597	$1,801,690,291	$13,669,345	$2,117,633,233
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(698,889)	$—	$(698,889)
Futures	(614,278)	—	—	(614,278)
OTC Swaps	—	(7,383,361)	—	(7,383,361)
Total Liabilities	$(614,278)	$(8,082,250)	$—	$(8,696,528)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
83

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$65,302,417	$1,748,209	$(20,355,406)	$(4,436,655)	$42,258,565	$2,545,907	$1,119,595	$762,273
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	107,201,338	4,075,187	—	(12,069,690)	99,206,835	5,399,897	—	1,309,498
ING Emerging Markets Local Currency Debt Fund — Class P	83,280,000	1,281,490	(25,048,780)	(10,331,864)	49,180,846	2,465,369	626,219	1,189,722
ING Floating Rate Fund — Class P	—	10,730,800	—	21,057	10,751,857	230,800	—	—
ING High Yield Bond Fund — Class P	—	28,475,850	—	343,736	28,819,586	885,897	—	—
ING Investment Grade Credit Fund — Class P	—	47,469,339	—	229,761	47,699,100	994,355	—	—
	$255,783,755	$93,780,875	$(45,404,186)	$(26,243,655)	$277,916,789	$12,522,225	$1,745,814	$3,261,493

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,169,569	Buy	02/07/14	$2,948,585	$2,984,646	$36,061
Citigroup, Inc.	Czech Koruna	15,217,477	Buy	03/07/14	752,084	766,705	14,621
Credit Suisse Group AG	Singapore Dollar	960,891	Buy	02/07/14	765,229	761,431	(3,798)
Deutsche Bank AG	Chinese Offshore Yuan	35,546,565	Buy	01/14/14	5,645,000	5,867,126	222,126
Deutsche Bank AG	Chinese Offshore Yuan	2,672,177	Buy	01/14/14	428,597	441,055	12,458
Deutsche Bank AG	South Korean Won	1,305,178,470	Buy	02/07/14	1,225,405	1,239,480	14,075
Deutsche Bank AG	Chinese Offshore Yuan	1,781,258	Buy	01/14/14	287,000	294,005	7,005
							$302,548
Barclays Bank PLC	Indian Rupee	45,436,038	Sell	02/07/14	723,734	729,372	(5,638)
Barclays Bank PLC	Romanian New Leu	1,951,487	Sell	03/07/14	588,941	598,764	(9,823)
Barclays Bank PLC	Russian Ruble	186,156,369	Sell	03/07/14	5,532,876	5,607,550	(74,674)
Barclays Bank PLC	Hungarian Forint	720,846,235	Sell	03/07/14	3,218,117	3,324,216	(106,099)
Barclays Bank PLC	Chilean Peso	200,893,440	Sell	03/07/14	372,004	379,591	(7,587)
Citigroup, Inc.	Thai Baht	117,833,548	Sell	02/07/14	3,628,104	3,579,686	48,418
Citigroup, Inc.	Turkish Lira	9,829,816	Sell	03/07/14	4,717,255	4,512,822	204,433
Citigroup, Inc.	South African Rand	47,731,665	Sell	03/07/14	4,502,775	4,508,673	(5,898)
Credit Suisse Group AG	Philippine Peso	25,044,644	Sell	02/07/14	572,449	566,942	5,507
Credit Suisse Group AG	Peruvian Nuevo Sol	5,461,503	Sell	03/07/14	1,913,631	1,933,597	(19,966)
Deutsche Bank AG	Chinese Offshore Yuan	40,000,000	Sell	01/14/14	6,345,681	6,602,186	(256,505)
Deutsche Bank AG	Indonesian Rupiah	52,884,352,940	Sell	02/07/14	4,313,569	4,299,234	14,335
Deutsche Bank AG	Malaysian Ringgit	16,820,052	Sell	02/07/14	5,199,398	5,124,506	74,892
Deutsche Bank AG	Polish Zloty	11,484,194	Sell	03/07/14	3,721,988	3,786,507	(64,519)
Deutsche Bank AG	Colombian Peso	5,539,002,950	Sell	03/07/14	2,825,589	2,860,390	(34,801)
Deutsche Bank AG	Mexican Peso	65,707,552	Sell	03/07/14	4,932,185	5,006,868	(74,683)
Goldman Sachs & Co.	Brazilian Real	8,247,104	Sell	03/07/14	3,406,064	3,440,962	(34,898)
							$(347,506)

See Accompanying Notes to Financial Statements
84

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	733	03/31/14	$161,122,563	$(303,395)
U.S. Treasury 5-Year Note	141	03/31/14	16,823,062	(13,571)
U.S. Treasury Long Bond	63	03/20/14	8,083,688	(165,553)
U.S. Treasury Ultra Long Bond	59	03/20/14	8,038,750	(131,759)
			$194,068,063	$(614,278)
Short Contracts
U.S. Treasury 10-Year Note	(28)	03/20/14	(3,445,313)	66,008
			$(3,445,313)	$66,008

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.19	Buy	(5.000)	06/20/18	USD	63,000,000	$(5,518,534)	$(4,789,383)	$(729,151)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	9,228,000	(808,334)	(691,250)	(117,084)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD	12,061,000	(1,056,493)	(906,803)	(149,690)
							$(7,383,361)	$(6,387,436)	$(995,925)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$653,931
Interest rate contracts	Net Assets — Unrealized appreciation*	66,008
Total Asset Derivatives		$719,939
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$698,889
Credit contracts	Upfront payments received on OTC swap agreements	6,387,436
Credit contracts	Unrealized depreciation on OTC swap agreements	995,925
Interest rate contracts	Net Assets — Unrealized depreciation*	614,278
Total Liability Derivatives		$8,696,528

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
85

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(2,547,191)	$—	$(2,547,191)
Foreign exchange contracts	—	1,337,029	—	—	—	1,337,029
Interest rate contracts	634,281	—	4,308,536	(3,666,838)	(2,092,721)	(816,742)
Total	$634,281	$1,337,029	$4,308,536	$(6,214,029)	$(2,092,721)	$(2,026,904)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$2,568,091	$—	$2,568,091
Foreign exchange contracts	—	1,837,346	—	—	—	1,837,346
Interest rate contracts	848,066	—	(1,710,228)	4,776,628	—	3,914,466
Total	$848,066	$1,837,346	$(1,710,228)	$7,344,719	$—	$8,319,903

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$36,061	$267,472	$5,507	$344,891	$—	$—	$653,931
Total Assets	$36,061	$267,472	$5,507	$344,891	$—	$—	$653,931
Liabilities:
Forward foreign currency contracts	$203,821	$5,898	$23,764	$430,508	$34,898	$—	$698,889
Credit default swaps	—	5,518,534	—	808,334	—	1,056,493	7,383,361
Total Liabilities	$203,821	$5,524,432	$23,764	$1,238,842	$34,898	$1,056,493	$8,082,250
Net OTC derivative instruments by counterparty, at fair value	$(167,760)	$(5,256,960)	$(18,257)	$(893,951)	$(34,898)	$(1,056,493)	$(7,428,319)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$90,000	$5,563,000	$—	$1,450,000	$—	$940,000	$8,043,000
Net Exposure(1)	$(77,760)	$306,040	$(18,257)	$556,049	$(34,898)	$(116,493)	$614,681

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
86

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 22.4%
17,500,000		Concord Minutemen Capital Co., 0.220%, due 04/02/14	$17,490,268	2.3
16,750,000		Concord Minutemen Capital Co., 0.300%, due 04/01/14	16,737,438	2.2
17,250,000		Crown Point Capital Co., 0.220%,due 04/02/14	17,240,407	2.3
17,000,000		Crown Point Capital Co., 0.300%,due 04/01/14	16,987,250	2.2
27,750,000		Jupiter Securitization Company LLC, 0.282%,due 07/01/14	27,710,343	3.6
7,250,000		Jupiter Securitization Company LLC, 0.301%,due 06/06/14	7,240,575	0.9
1,000,000		Old Line Funding LLC, 0.160%,due 01/03/14	999,991	0.1
17,750,000	#	Old Line Funding LLC, 0.214%,due 01/04/14	17,750,000	2.3
10,000,000		Old Line Funding LLC, 0.230%,due 06/05/14	9,990,097	1.3
5,750,000		Old Line Funding LLC, 0.240%,due 04/01/14	5,746,550	0.8
1,500,000		Thunder Bay Funding LLC, 0.170%, due 03/25/14	1,499,412	0.2
18,000,000		Thunder Bay Funding LLC, 0.190%, due 04/03/14	17,991,260	2.3
8,525,000		Thunder Bay Funding LLC, 0.200%, due 04/01/14	8,520,738	1.1
6,450,000		Thunder Bay Funding LLC, 0.240%, due 04/01/14	6,446,130	0.8
		Total Asset Backed Commercial Paper (Cost $172,350,459)	172,350,459	22.4
CERTIFICATES OF DEPOSIT: 5.1%
1,500,000		Nordea Bank Finland NY, 0.250%, due 01/06/14	1,500,027	0.2
14,500,000		Standard Chartered Bank HK, 0.325%, due 01/03/14	14,499,739	1.9
7,500,000		Standard Chartered Bank, 0.500%, due 01/02/15	7,500,000	1.0
2,500,000		Svenska Handelsbanken NY, 0.180%,due 04/04/14	2,500,000	0.3
9,750,000		Svenska Handelsbanken NY, 0.240%,due 01/03/14	9,750,000	1.2
3,700,000		Toronto Dominion Bank NY, 0.550%, due 09/18/14	3,705,566	0.5
		Total Certificates of Deposit (Cost $39,455,332)	39,455,332	5.1
Principal Amount†			Value	Percentage of Net Assets
FINANCIAL COMPANY COMMERCIAL PAPER: 18.7%
14,500,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 01/18/14	$14,500,000	1.9
4,750,000		BNP Paribas Finance, Inc., 0.110%, due 01/03/14	4,749,971	0.6
27,750,000		BNP Paribas Finance, Inc., 0.170%, due 01/31/14	27,746,069	3.6
10,000,000		Caterpillar Financial Services Corp., 0.180%,due 01/06/14	9,999,750	1.3
23,000,000		Commonwealth Bank of Australia, 0.160%, due 01/02/14	22,999,898	3.0
16,750,000		Nordea Bank AB, 0.117%,due 01/03/14	16,749,891	2.2
10,500,000		Standard Chartered Bank, 0.170%, due 01/03/14	10,499,901	1.4
28,800,000		Toronto Dominion Bank Ltd., 0.220%, due 01/03/14	28,799,697	3.7
7,530,000		Westpac Banking Group, 0.257%, due 04/02/14	7,525,332	1.0
		Total Financial Company Commercial Paper (Cost $143,570,509)	143,570,509	18.7
GOVERNMENT AGENCY DEBT: 9.4%
2,250,000		Federal Home Loan Bank Discount Notes, 0.025%,due 01/10/14	2,249,986	0.3
25,300,000		Federal Home Loan Bank Discount Notes, 0.055%,due 02/19/14	25,298,106	3.3
27,250,000		Federal Home Loan Bank Discount Notes, 0.060%,due 02/11/14	27,248,138	3.5
615,000		Freddie Mac Discount Notes, 0.070%, due 01/06/14	614,994	0.1
16,500,000		Freddie Mac Discount Notes, 0.072%, due 02/03/14	16,498,911	2.2
		Total Government Agency Debt (Cost $71,910,135)	71,910,135	9.4

See Accompanying Notes to Financial Statements
87

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 11.2%
35,964,000	Deutsche Bank Repurchase Agreement dated 12/31/13, 0.02%, due 1/2/14, $35,964,040 to be received upon repurchase (Collateralized by $44,227,000, various US Govt Agncy Obg, 0.000%-4.375%, Market Value plus accrued interest $36,683,371 due 2/25/14-03/23/28), due 01/02/14	$35,964,000	4.7
50,000,000	Goldman Sachs Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14, $50,000,003 to be received upon repurchase (Collateralized by $50,258,000, Federal Farm Credit Bank, 1.625%, Market Value plus accrued interest $51,000,604 due 11/19/14), due 01/02/14	50,000,000	6.5
	Total Government Agency Repurchase Agreement (Cost $85,964,000)	85,964,000	11.2
OTHER COMMERCIAL PAPER: 3.5%
7,250,000	Cargill Global Fund PLC, 0.080%, due 01/02/14	7,249,984	0.9
13,500,000	Cargill Global Fund PLC, 0.080%, due 01/03/14	13,499,940	1.8
6,250,000	Toyota Motor Credit Corp., 0.230%, due 01/03/14	6,249,920	0.8
	Total Other Commercial Paper (Cost $26,999,844)	26,999,844	3.5
OTHER INSTRUMENT: 3.1%
23,500,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%,due 01/02/14	23,500,000	3.1
	Total Other Instrument (Cost $23,500,000)	23,500,000	3.1
Principal Amount†			Value	Percentage of Net Assets
OTHER NOTE: 19.8%
3,800,000		American Honda Finance, 0.242%, due 03/12/14	$3,800,000	0.5
3,250,000	#	American Honda Finance, 0.288%, due 01/17/14	3,250,000	0.4
2,550,000	#	American Honda Finance, 1.850%, due 09/19/14	2,577,087	0.3
1,750,000	#	Australia & New Zealand Banking Group Ltd., 2.125%,due 01/10/14	1,750,751	0.2
5,250,000		BHP Billiton Finance USA Ltd., 5.500%, due 04/01/14	5,318,735	0.7
487,000		Caterpillar, Inc., 1.375%,due 05/27/14	489,144	0.1
5,750,000	#	Commonwealth Bank of Australia, 0.984%,due 03/17/14	5,759,083	0.7
230,000	#	Commonwealth Bank of Australia, 2.125%,due 03/17/14	230,819	0.0
204,000		General Electric Capital Corp., 3.125%,due 03/12/14	205,001	0.0
3,000,000		JPMorgan Chase Bank NA, 0.331%, due 01/22/14	2,997,108	0.4
10,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/14	10,500,000	1.4
4,900,000	#	Rabobank Nederland, 4.200%,due 05/13/14	4,966,362	0.6
15,250,000	#	Royal Bank of Canada, 0.408%,due 10/01/14	15,250,000	2.0
20,500,000		Svenska Handelsbanken AB, 0.386%,due 01/04/14	20,500,000	2.7
7,500,000		Toyota Motor Credit Corp., 0.264%, due 03/11/14	7,500,000	1.0
11,000,000		Toyota Motor Credit Corp., 0.289%, due 02/24/14	11,000,000	1.4
1,200,000		Toyota Motor Credit Corp., 0.403%, due 01/27/14	1,200,179	0.2
4,250,000		Toyota Motor Credit Corp., 0.678%, due 01/17/14	4,250,763	0.6
1,500,000		Wal-Mart Stores, Inc., 3.200%,due 05/15/14	1,516,676	0.2
30,750,000		Wells Fargo Bank NA, 0.380%,due 03/23/14	30,750,000	4.0
18,500,000		Westpac Banking Corp, 0.533%, due 01/28/14	18,500,000	2.4
		Total Other Note (Cost $152,311,708)	152,311,708	19.8

See Accompanying Notes to Financial Statements
88

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
TREASURY DEBT: 7.1%
8,750,000	United States Treasury Bill, 0.061%, due 03/13/14	$8,748,947	1.1
9,000,000	United States Treasury Bill, 0.065%, due 03/20/14	8,998,732	1.2
37,250,000	United States Treasury Bill, 0.079%, due 03/06/14	37,244,754	4.8
	Total Treasury Debt (Cost $54,992,433)	54,992,433	7.1
	Total Investments in Securities (Cost $771,054,420)	$771,054,420	100.3
	Liabilities in Excess of Other Assets	(2,395,731)	(0.3)
	Net Assets	$768,658,689	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Certificates of Deposit	$—	$39,455,332	$—	$39,455,332
Government Agency Debt	—	71,910,135	—	71,910,135
Government Agency Repurchase Agreement	—	85,964,000	—	85,964,000
Treasury Debt	—	54,992,433	—	54,992,433
Asset Backed Commercial Paper	—	172,350,459	—	172,350,459
Financial Company Commercial Paper	—	143,570,509	—	143,570,509
Other Note	—	152,311,708	—	152,311,708
Other Commercial Paper	—	26,999,844	—	26,999,844
Other Instrument	23,500,000	—	—	23,500,000
Total Investments, at fair value	$23,500,000	$747,554,420	$—	$771,054,420

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio's government agency repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2013:

Counterparty	Government Agency Repurchase Agreement, at Fair Value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$35,964,000	$(35,964,000)	$—
Goldman Sachs	50,000,000	(50,000,000)	—
Totals	$85,964,000	$(85,964,000)	$—

(1)  Collateral with a fair value of $36,683,371 and $51,000,604, respectively, has been pledged in connection with the above government agency repurchase agreements.

  Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
89

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 15.1%
76,300	@	Bally Technologies, Inc.	$5,985,735	0.8
128,900		Cheesecake Factory	6,222,003	0.9
220,000		Finish Line	6,197,400	0.9
116,600	@	Jack in the Box, Inc.	5,832,332	0.8
211,011		La-Z-Boy, Inc.	6,541,341	0.9
96,250		Monro Muffler, Inc.	5,424,650	0.8
201,800		Wolverine World Wide, Inc.	6,853,128	1.0
1,938,177		Other Securities(a)	63,263,095	9.0
			106,319,684	15.1
		Consumer Staples: 1.9%
434,225		Other Securities	13,729,708	1.9
		Energy: 5.9%
206,200	@	EPL Oil & Gas, Inc.	5,876,700	0.8
719,151	@	Key Energy Services, Inc.	5,681,293	0.8
133,100	@	Unit Corp.	6,870,622	1.0
1,883,365		Other Securities(a)	23,011,479	3.3
			41,440,094	5.9
		Financials: 22.4%
351,182		CubeSmart	5,597,841	0.8
853,650		DCT Industrial Trust, Inc.	6,086,525	0.9
231,679		First American Financial Corp.	6,533,348	0.9
294,725		FirstMerit Corp.	6,551,737	0.9
197,118		LaSalle Hotel Properties	6,083,061	0.8
85,237		MarketAxess Holdings, Inc.	5,699,798	0.8
169,400		MB Financial Corp.	5,436,046	0.8
89,418		Prosperity Bancshares, Inc.	5,668,207	0.8
393,100		Radian Group, Inc.	5,550,572	0.8
500,800		Susquehanna Bancshares, Inc.	6,430,272	0.9
226,300		Webster Financial Corp.	7,056,034	1.0
121,055		Wintrust Financial Corp.	5,583,057	0.8
2,493,666		Other Securities(a)	86,011,172	12.2
			158,287,670	22.4
		Health Care: 9.7%
217,837		Healthsouth Corp.	7,258,329	1.0
1,786,879		Other Securities(a)	61,067,587	8.7
			68,325,916	9.7
Shares			Value	Percentage of Net Assets
		Industrials: 19.6%
181,485		Actuant Corp.	$6,649,610	0.9
173,700		Barnes Group, Inc.	6,654,447	0.9
440,460	@	Blount International, Inc.	6,373,456	0.9
247,400		Brady Corp.	7,652,082	1.1
111,715		Curtiss-Wright Corp.	6,952,024	1.0
122,700		Forward Air Corp.	5,387,757	0.7
385,600		Heartland Express, Inc.	7,565,472	1.1
153,096	@	HUB Group, Inc.	6,105,469	0.9
293,000	@	Orbital Sciences Corp.	6,826,900	1.0
59,300	@	Teledyne Technologies, Inc.	5,447,298	0.8
98,300		Toro Co.	6,251,880	0.9
96,013		Watts Water Technologies, Inc.	5,940,324	0.8
129,952		Woodward Governor Co.	5,927,111	0.8
1,526,256		Other Securities	54,859,673	7.8
			138,593,503	19.6
		Information Technology: 16.1%
304,600	@	Aruba Networks, Inc.	5,452,340	0.8
161,453	@	Cardtronics, Inc.	7,015,133	1.0
84,800	@	Commvault Systems, Inc.	6,349,824	0.9
237,100		EVERTEC, Inc.	5,846,886	0.8
118,500		j2 Global, Inc.	5,926,185	0.8
105,989	@	Micros Systems, Inc.	6,080,589	0.9
217,600	@	Progress Software Corp.	5,620,608	0.8
198,100	@	PTC, Inc.	7,010,759	1.0
217,300	@	QLIK Technologies, Inc.	5,786,699	0.8
3,063,612		Other Securities	58,727,983	8.3
			113,817,006	16.1
		Materials: 4.8%
368,047		Commercial Metals Co.	7,482,396	1.0
161,400		HB Fuller Co.	8,399,256	1.2
95,800		Minerals Technologies, Inc.	5,754,706	0.8
337,700		Zep, Inc.	6,132,632	0.9
676,176		Other Securities(a)	6,336,916	0.9
			34,105,906	4.8
		Utilities: 2.6%
461,282		Other Securities	18,431,060	2.6
		Total Common Stock (Cost $506,861,694)	693,050,547	98.1

See Accompanying Notes to Financial Statements
90

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.9%
55,300	iShares Russell 2000 Index Fund	$6,376,643	0.9
	Total Exchange- Traded Funds (Cost $4,859,359)	6,376,643	0.9
	Total Long-Term Investments (Cost $511,721,053)	699,427,190	99.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 3.7%
6,124,550	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,247,041, due 01/15/14-05/01/51)	$6,124,550	0.8
6,124,550	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $6,124,557, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $6,247,041, due 12/15/15-08/15/53)	6,124,550	0.9
Principal Amount†		Value	Percentage of Net Assets
6,124,550	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $6,124,560, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $6,247,043, due 01/24/14-02/01/47)	$6,124,550	0.9
6,124,550	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $6,247,041, due 06/01/17-09/01/44)	6,124,550	0.9
1,289,362	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $1,289,362, collateralized by various U.S. Government Securities, 0.000%- 2.500%, Market Value plus accrued interest $1,315,150, due 01/23/14- 08/15/23)	1,289,362	0.2
		25,787,562	3.7

See Accompanying Notes to Financial Statements
91

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
9,244,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,244,000)	$9,244,000	1.3
	Total Short-Term Investments (Cost $35,031,562)	35,031,562	5.0
	Total Investments in Securities (Cost $546,752,615)	$734,458,752	104.0
	Liabilities in Excess of Other Assets	(28,569,038)	(4.0)
	Net Assets	$705,889,714	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $552,500,920.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$195,772,288
Gross Unrealized Depreciation	(13,814,456)
Net Unrealized Appreciation	$181,957,832

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$693,050,547	$—	$—	$693,050,547
Exchange-Traded Funds	6,376,643	—	—	6,376,643
Short-Term Investments	9,244,000	25,787,562	—	35,031,562
Total Investments, at fair value	$708,671,190	$25,787,562	$—	$734,458,752

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
92

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.2824
Class S	NII	$0.2479
ING Global Value Advantage Portfolio
Class ADV	NII	$0.2878
Class S	NII	$0.3007
ING Growth and Income Portfolio
Class ADV	NII	$0.2581
Class I	NII	$0.3911
Class S	NII	$0.3165
Class S2	NII	$0.2920
Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.3802
Class I	NII	$0.4446
Class S	NII	$0.4111
Class S2	NII	$0.4323
ING Money Market Portfolio
All Classes	STCG	$0.0002
ING Small Company Portfolio
Class ADV	NII	$0.0145
Class I	NII	$0.1157
Class S	NII	$0.0627
Class S2	NII	$0.0385
All Classes	STCG	$0.3731
All Classes	LTCG	$1.4277

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	40.86%
ING Global Value Advantage Portfolio	18.79%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	1.44%
ING Small Company Portfolio	44.63%

For the year ended December 31, 2013, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

The Portfolios designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Money Market Portfolio	100.00%
ING Small Company Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

93

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Variable Funds and ING Variable Portfolios, Inc. Registrants were held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement for the Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

5  To elect 13 nominees to the Board.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Balanced Portfolio	1	*	30,555,708.030	2,188,562.220	2,232,050.363	0.000	34,976,320.613
	2	*	30,412,685.445	2,360,799.141	2,202,836.027	0.000	34,976,320.613
	4	*	24,303,959.108	3,911,440.808	6,760,920.697	0.000	34,976,320.613

*  Proposals Passed

ING Balanced Portfolio, Inc.	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	33,810,074.947	1,166,245.666	0.000	0.000	34,976,320.613
John V. Boyer	5	*	33,693,860.137	1,282,460.476	0.000	0.000	34,976,320.613
Patricia W. Chadwick	5	*	33,803,120.947	1,173,199.666	0.000	0.000	34,976,320.613
Albert E. DePrince, Jr.	5	*	33,652,675.137	1,323,645.476	0.000	0.000	34,976,320.613
Peter S. Drotch	5	*	33,614,159.137	1,362,161.476	0.000	0.000	34,976,320.613
J. Michael Earley	5	*	33,597,832.137	1,378,488.476	0.000	0.000	34,976,320.613
Martin J. Gavin**	5	*	33,592,211.137	1,384,109.476	0.000	0.000	34,976,320.613
Russell H. Jones	5	*	33,658,387.911	1,317,932.702	0.000	0.000	34,976,320.613
Patrick W. Kenny	5	*	33,498,888.137	1,477,432.476	0.000	0.000	34,976,320.613
Shaun P. Mathews	5	*	33,668,997.137	1,307,323.476	0.000	0.000	34,976,320.613
Joseph E. Obermeyer	5	*	33,564,965.137	1,411,355.476	0.000	0.000	34,976,320.613
Sheryl K. Pressler	5	*	33,852,426.947	1,123,893.666	0.000	0.000	34,976,320.613
Roger B. Vincent	5	*	33,621,958.137	1,354,362.476	0.000	0.000	34,976,320.613

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Intermediate Bond Portfolio	1	*	122,891,857.893	6,917,235.103	13,006,090.855	5,513.141	142,820,696.992
	2	*	122,075,520.108	7,245,825.888	13,493,837.355	5,513.641	142,820,696.992
	4	*	117,376,341.780	13,440,943.893	11,997,897.928	5,513.391	142,820,696.992

*  Proposals Passed

ING Intermediate Bond Portfolio	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	136,549,100.622	6,271,596.370	0.000	0.000	142,820,696.992
John V. Boyer	5	*	136,532,102.447	6,288,594.545	0.000	0.000	142,820,696.992
Patricia W. Chadwick	5	*	136,527,177.712	6,293,519.280	0.000	0.000	142,820,696.992
Albert E. DePrince, Jr.	5	*	136,539,593.447	6,281,103.545	0.000	0.000	142,820,696.992
Peter S. Drotch	5	*	136,635,275.447	6,185,421.545	0.000	0.000	142,820,696.992
J. Michael Earley	5	*	136,529,791.447	6,290,905.545	0.000	0.000	142,820,696.992

94

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Intermediate Bond Portfolio	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Martin J. Gavin**	5	*	136,741,901.447	6,078,795.545	0.000	0.000	142,820,696.992
Russell H. Jones	5	*	136,698,080.369	6,122,616.623	0.000	0.000	142,820,696.992
Patrick W. Kenny	5	*	136,613,168.447	6,207,528.545	0.000	0.000	142,820,696.992
Shaun P. Mathews	5	*	136,508,632.622	6,312,064.370	0.000	0.000	142,820,696.992
Joseph E. Obermeyer	5	*	136,570,464.447	6,250,232.545	0.000	0.000	142,820,696.992
Sheryl K. Pressler	5	*	136,571,248.712	6,249,448.280	0.000	0.000	142,820,696.992
Roger B. Vincent	5	*	136,505,222.447	6,315,474.545	0.000	0.000	142,820,696.992

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Growth and Income Portfolio	1	*	120,667,992.622	8,511,852.211	13,162,858.563	21,321.680	142,364,025.076
	2	*	120,312,034.540	8,811,335.197	13,219,333.659	21,321.680	142,364,025.076
	4	*	115,456,468.292	14,419,528.133	12,466,706.721	21,321.930	142,364,025.076

*  Proposals Passed

ING Variable Funds	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	135,984,097.846	6,379,927.230	0.000	0.000	142,364,025.076
John V. Boyer	5	*	135,874,607.112	6,489,417.964	0.000	0.000	142,364,025.076
Patricia W. Chadwick	5	*	135,937,601.683	6,426,423.393	0.000	0.000	142,364,025.076
Albert E. DePrince, Jr.	5	*	135,474,264.436	6,889,760.640	0.000	0.000	142,364,025.076
Peter S. Drotch	5	*	135,559,451.422	6,804,573.654	0.000	0.000	142,364,025.076
J. Michael Earley	5	*	135,657,299.876	6,706,725.200	0.000	0.000	142,364,025.076
Martin J. Gavin**	5	*	135,727,048.650	6,636,976.426	0.000	0.000	142,364,025.076
Russell H. Jones	5	*	135,942,221.701	6,421,803.375	0.000	0.000	142,364,025.076
Patrick W. Kenny	5	*	135,742,495.575	6,621,529.501	0.000	0.000	142,364,025.076
Shaun P. Mathews	5	*	135,729,532.265	6,634,492.811	0.000	0.000	142,364,025.076
Joseph E. Obermeyer	5	*	135,726,003.650	6,638,021.426	0.000	0.000	142,364,025.076
Sheryl K. Pressler	5	*	136,077,559.846	6,286,465.230	0.000	0.000	142,364,025.076
Roger B. Vincent	5	*	135,646,954.510	6,717,070.566	0.000	0.000	142,364,025.076

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Value Advantage Portfolio	1	*	18,103,277.000	1,019,487.000	2,565,664.000	0.000	21,688,428.000
	2	*	18,407,585.667	816,522.667	2,464,319.666	0.000	21,688,428.000
	4	*	17,774,631.000	2,033,686.000	1,880,111.000	0.000	21,688,428.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Small Company Portfolio	1	*	18,714,122.000	1,687,122.000	1,880,968.000	0.000	22,282,212.000
	2	*	18,706,758.667	1,807,103.667	1,768,349.666	0.000	22,282,212.000
	4	*	17,793,645.667	2,638,849.667	1,849,716.666	0.000	22,282,212.000

*  Proposals Passed

95

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Variable Portfolios, Inc.	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	980,377,634.237	49,269,114.925	0.000	0.000	1,029,646,749.162
John V. Boyer	5	*	980,864,708.237	48,782,040.925	0.000	0.000	1,029,646,749.162
Patricia W. Chadwick	5	*	980,769,531.237	48,877,217.925	0.000	0.000	1,029,646,749.162
Albert E. DePrince, Jr.	5	*	979,807,468.973	49,839,280.189	0.000	0.000	1,029,646,749.162
Peter S. Drotch	5	*	981,149,180.973	48,497,568.189	0.000	0.000	1,029,646,749.162
J. Michael Earley	5	*	981,054,494.237	48,592,254.925	0.000	0.000	1,029,646,749.162
Martin J. Gavin**	5	*	981,585,764.237	48,060,984.925	0.000	0.000	1,029,646,749.162
Russell H. Jones	5	*	981,602,525.973	48,044,223.189	0.000	0.000	1,029,646,749.162
Patrick W. Kenny	5	*	980,748,578.973	48,898,170.189	0.000	0.000	1,029,646,749.162
Shaun P. Mathews	5	*	981,535,233.237	48,111,515.925	0.000	0.000	1,029,646,749.162
Joseph E. Obermeyer	5	*	980,237,431.237	49,409,317.925	0.000	0.000	1,029,646,749.162
Sheryl K. Pressler	5	*	980,025,511.237	49,621,237.925	0.000	0.000	1,029,646,749.162
Roger B. Vincent	5	*	980,862,692.237	48,784,056.925	0.000	0.000	1,029,646,749.162

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for each Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement for each Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To elect 13 nominees to the Board.

4  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

5  To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Portfolio.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	341,645,066.496	38,924,087.067	29,820,107.885	59,551.000	410,448,812.448
	2	*	341,887,475.932	39,445,917.908	29,055,867.858	59,550.750	410,448,812.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	375,291,578.803	35,157,233.645	0.000	0.000	410,448,812.448
John V. Boyer	3	*	375,540,214.257	34,908,598.191	0.000	0.000	410,448,812.448
Patricia W. Chadwick	3	*	375,656,650.803	34,792,161.645	0.000	0.000	410,448,812.448
Albert E. DePrince, Jr.	3	*	375,555,835.257	34,892,977.191	0.000	0.000	410,448,812.448
Peter S. Drotch	3	*	375,409,689.257	35,039,123.191	0.000	0.000	410,448,812.448
J. Michael Earley	3	*	375,516,545.257	34,932,267.191	0.000	0.000	410,448,812.448
Martin J. Gavin**	3	*	375,498,211.257	34,950,601.191	0.000	0.000	410,448,812.448
Russell H. Jones	3	*	375,298,343.257	35,150,469.191	0.000	0.000	410,448,812.448
Patrick W. Kenny	3	*	375,530,471.257	34,918,341.191	0.000	0.000	410,448,812.448
Shaun P. Mathews	3	*	373,929,757.257	36,519,055.191	0.000	0.000	410,448,812.448
Joseph E. Obermeyer	3	*	375,417,166.257	35,031,646.191	0.000	0.000	410,448,812.448
Sheryl K. Pressler	3	*	375,457,339.803	34,991,472.645	0.000	0.000	410,448,812.448
Roger B. Vincent	3	*	375,573,210.257	34,875,602.191	0.000	0.000	410,448,812.448

96

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
4	*	320,259,756.739	59,633,501.101	30,496,003.858	59,550.750	410,448,812.448
5	*	333,856,638.510	46,072,876.553	30,459,746.635	59,550.750	410,448,812.448

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	373,080,173.215	29,000,395.180	31,242,815.053	59,551.000	433,382,934.448
	2	*	373,212,141.125	29,527,747.192	30,583,494.881	59,551.250	433,382,934.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	396,179,301.764	37,203,632.684	0.000	0.000	433,382,934.448
John V. Boyer	3	*	396,367,733.327	37,015,201.121	0.000	0.000	433,382,934.448
Patricia W. Chadwick	3	*	396,447,449.764	36,935,484.684	0.000	0.000	433,382,934.448
Albert E. DePrince, Jr.	3	*	396,378,882.327	37,004,052.121	0.000	0.000	433,382,934.448
Peter S. Drotch	3	*	396,278,394.327	37,104,540.121	0.000	0.000	433,382,934.448
J. Michael Earley	3	*	396,351,988.327	37,030,946.121	0.000	0.000	433,382,934.448
Martin J. Gavin**	3	*	396,339,001.327	37,043,933.121	0.000	0.000	433,382,934.448
Russell H. Jones	3	*	396,199,804.327	37,183,130.121	0.000	0.000	433,382,934.448
Patrick W. Kenny	3	*	396,361,081.327	37,021,853.121	0.000	0.000	433,382,934.448
Shaun P. Mathews	3	*	395,265,913.327	38,117,021.121	0.000	0.000	433,382,934.448
Joseph E. Obermeyer	3	*	396,283,966.327	37,098,968.121	0.000	0.000	433,382,934.448
Sheryl K. Pressler	3	*	396,311,026.764	37,071,907.684	0.000	0.000	433,382,934.448
Roger B. Vincent	3	*	396,390,316.327	36,992,618.121	0.000	0.000	433,382,934.448
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	4	*	350,424,790.959	51,351,550.358	31,547,041.881	59,551.250	433,382,934.448
	5	*	360,282,975.891	39,571,229.004	33,469,178.303	59,551.250	433,382,934.448

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	414,331,117.693	23,795,767.851	46,250,538.904	59,551.000	484,436,975.448
	2	*	412,866,942.171	25,752,755.872	45,757,726.405	59,551.000	484,436,975.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	434,532,769.911	49,904,205.537	0.000	0.000	484,436,975.448
John V. Boyer	3	*	434,679,658.428	49,757,317.020	0.000	0.000	484,436,975.448
Patricia W. Chadwick	3	*	434,731,103.911	49,705,871.537	0.000	0.000	484,436,975.448
Albert E. DePrince, Jr.	3	*	434,856,738.428	49,580,237.020	0.000	0.000	484,436,975.448
Peter S. Drotch	3	*	434,791,402.428	49,645,573.020	0.000	0.000	484,436,975.448
J. Michael Earley	3	*	434,670,173.428	49,766,802.020	0.000	0.000	484,436,975.448
Martin J. Gavin**	3	*	434,661,164.428	49,775,811.020	0.000	0.000	484,436,975.448
Russell H. Jones	3	*	434,568,871.428	49,868,104.020	0.000	0.000	484,436,975.448

97

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Patrick W. Kenny	3	*	434,844,636.428	49,592,339.020	0.000	0.000	484,436,975.448
Shaun P. Mathews	3	*	434,140,380.428	50,296,595.020	0.000	0.000	484,436,975.448
Joseph E. Obermeyer	3	*	434,626,390.428	49,810,585.020	0.000	0.000	484,436,975.448
Sheryl K. Pressler	3	*	434,812,570.911	49,624,404.537	0.000	0.000	484,436,975.448
Roger B. Vincent	3	*	434,694,182.428	49,742,793.020	0.000	0.000	484,436,975.448
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	4	*	397,142,567.572	40,516,210.471	46,718,646.405	59,551.000	484,436,975.448
	5	*	403,305,754.614	32,687,169.930	48,384,499.904	59,551.000	484,436,975.448

*  Proposals Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

98

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company/Trust are managed under the direction of the Company's/Trust's Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Independent Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions held by Director/Trustee
Independent Directors/ Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director/ Trustee	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/ Trustee	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/ Trustee	May 2013 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	May 2013 - Present	Retired.	171	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/ Trustee	December 2007 - Present	Retired.	171	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/ Trustee	May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	May 2013 - Present	Consultant (May 2001 - Present).	171	None.

99

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions held by Director/Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director/Trustee who is an "Interested Person":
Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee ("Independent Director/Trustee") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Director/Trustee who shall retire from and cease to be a member of the Board of Directors/Trustees as of the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 73. A majority vote of the Board's other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Independent Director/Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's current affiliation with any of the Funds, ING or any of ING's affiliates.

100

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014-Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

101

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	June 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

102

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Balanced Portfolio, Inc.	Voya Balanced Portfolio, Inc.
ING Balanced Portfolio	Voya Balanced Portfolio
ING Variable Portfolios, Inc.	Voya Variable Portfolios, Inc.
ING Global Value Advantage Portfolio	Voya Global Value Advantage Portfolio
ING Small Company Portfolio	Voya Small Company Portfolio
ING Variable Funds	Voya Variable Funds
ING Growth and Income Portfolio	Voya Growth and Income Portfolio
ING Intermediate Bond Portfolio	Voya Intermediate Bond Portfolio
ING Intermediate Bond Portfolio	Voya Intermediate Bond Portfolio
ING Money Market Portfolio	Voya Money Market Portfolio
ING Money Market Portfolio	Voya Money Market Portfolio

103

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(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPALL (1213-022114)

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Variable Product Index Funds

■	ING Australia Index Portfolio
■	ING Emerging Markets Index Portfolio
■	ING Euro STOXX 50® Index Portfolio
■	ING FTSE 100 Index® Portfolio
■	ING Hang Seng Index Portfolio
■	ING International Index Portfolio
■	ING Japan TOPIX Index Portfolio
■	ING RussellTM Large Cap Growth Index Portfolio
■	ING RussellTM Large Cap Index Portfolio
■	ING RussellTM Large Cap Value Index Portfolio
■	ING RussellTM Mid Cap Growth Index Portfolio
■	ING RussellTM Mid Cap Index Portfolio
■	ING RussellTM Small Cap Index Portfolio
■	ING U.S. Bond Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	34
Report of Independent Registered Public Accounting Firm	37
Statements of Assets and Liabilities	38
Statements of Operations	46
Statements of Changes in Net Assets	50
Financial Highlights	57
Notes to Financial Statements	64
Summary Portfolios of Investments	86
Tax Information	142
Shareholder Meeting Information	144
Director and Officer Information	147
Additional Information	151

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 151.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
Russell Top 200® Growth Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Standard & Poor’s ASX 200 Index
An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float-adjusted, covering approximately 80% of Australian equity market capitalization.

Tokyo Stock Price Index®	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

ING AUSTRALIA INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	44.1%
Materials	17.6%
Consumer Staples	8.1%
Industrials	6.5%
Energy	5.9%
Telecommunication Services	5.2%
Health Care	4.7%
Consumer Discretionary	4.5%
Utilities	1.6%
Information Technology	0.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 1.91% compared to the S&P ASX 200 Index, which returned 3.58% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by investing all, or substantially all, of its assets in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.

Six out of ten sectors posted positive returns for the year with consumer discretionary, financials and telecommunication services posting the largest gains. Conversely, materials and utilities detracted the most from performance.

Current Outlook and Strategy: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe, positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Commonwealth Bank of Australia	9.4%
BHP Billiton Ltd.	9.2%
Westpac Banking Corp.	7.5%
Australia & New Zealand Banking Group Ltd.	6.6%
National Australia Bank Ltd.	6.1%
Telstra Corp., Ltd.	4.9%
Wesfarmers Ltd.	3.8%
Woolworths Ltd.	3.2%
CSL Ltd.	2.5%
Rio Tinto Ltd.	2.2%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING AUSTRALIA INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV and I March 2, 2011
Class ADV	1.37%	2.78%
Class I	1.91%	3.34%
S&P ASX 200 Index	3.58%	3.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING EMERGING MARKETS INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	25.9%
Information Technology	15.5%
Energy	11.0%
Materials	9.6%
Consumer Discretionary	8.6%
Consumer Staples	8.4%
Telecommunication Services	7.2%
Industrials	6.3%
Utilities	3.2%
Health Care	1.5%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of –6.52% compared to the MSCI Emerging Markets Index (“MSCI EM IndexSM”), which returned –2.60% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks which make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as MSCI EM IndexSM.

Effective April 30, 2013, the Portfolio switched its benchmark from the MSCI Emerging Markets 50 Index to the MSCI EM IndexSM. Transaction costs associated with this change in benchmark were the primary detractors that led to relative underperformance. Among the leading individual detractors from performance were positions in Vale S.A. Sponsored ADR Pfd Class A, Samsung Electronics Co., Ltd. and Gazprom OAO Sponsored ADR. Conversely, portfolio allocations within Poland, Colombia and China contributed to performance. Among the leading individual contributors to performance were positions in Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co., Ltd. and Naspers Limited Class N.

MSCI emerging market futures were used to hedge the Portfolio’s cash position. These were modest detractors from performance.

Current Outlook and Strategy: We believe global economic expansion is gradually moving forward and is being fueled by improving manufacturing production, consumer strength and growth catalysts in the areas of energy and technology. In our opinion, risks and uncertainties remain in parts of Europe and the Emerging Markets; however, we expect the overall improvement in global economic conditions to support earnings growth in 2014.

The Portfolio continues to invest in MSCI emerging markets futures, which allowed it to maintain equity-like exposures for its cash positions, while retaining their cash-like liquidity.
Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
Samsung Electronics Co., Ltd.	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Tencent Holdings Ltd.	1.6%
China Mobile Ltd.	1.6%
China Construction Bank	1.4%
Industrial and Commercial Bank of China Ltd.	1.3%
Naspers Ltd.	1.0%
Bank of China Ltd.	0.9%
MTN Group Ltd.	0.9%
Hyundai Motor Co.	0.9%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Effective April 30, 2013, the Portfolio changed its benchmark from the MSCI Emerging Markets 50 Index to the MSCI Emerging Markets Index because the MSCI Emerging Markets Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests. Additionally, the Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S and S2 December 19, 2011
Class ADV	–6.69%	5.55%
Class I	–6.30%	5.98%
Class S	–6.52%	5.73%
Class S2	–6.61%	5.64%
MSCI EM IndexSM	–2.60%	8.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	26.3%
Industrials	12.5%
Health Care	9.9%
Consumer Staples	9.3%
Consumer Discretionary	9.2%
Energy	8.6%
Telecommunication Services	6.5%
Materials	6.0%
Utilities	5.6%
Information Technology	4.4%
Assets in Excess of Other Liabilities	1.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 26.09% compared to the EURO STOXX 50® Index, which returned 26.99% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the EURO STOXX 50® Index by investing all, or substantially all, of its assets in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.

All ten sectors posted positive returns for the year with financials, industrials and telecommunication services posting the strongest gains. Conversely, utilities and information technology contributed the least to performance.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Total S.A.	5.4%
Sanofi	4.8%
Bayer AG	4.3%
Siemens AG	4.2%
Banco Santander Central Hispano S.A.	3.8%
BASF AG	3.6%
DaimlerChrysler AG	3.2%
BNP Paribas	3.1%
SAP AG	3.1%
Allianz AG	3.0%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EURO STOXX 50® INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	25.45%	6.86%
Class I	26.09%	7.38%
EURO STOXX 50® Index	26.99%	6.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	20.5%
Energy	18.1%
Consumer Staples	15.7%
Health Care	8.3%
Telecommunication Services	8.2%
Consumer Discretionary	7.8%
Industrials	7.7%
Materials	7.5%
Utilities	3.9%
Information Technology	1.1%
Assets in Excess of Other Liabilities	1.2%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 19.44% compared to the FTSE 100 Index®, which returned 20.91% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

Nine out of ten sectors posted positive returns for the year with telecommunication services, information technology and consumer discretionary posting the largest gains. Conversely, the materials sector was negative and both utilities and consumer staples were positive, but contributed the least to performance.

Current Outlook and Strategy: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
HSBC Holdings PLC	7.1%
Vodafone Group PLC	6.5%
BP PLC	5.2%
Royal Dutch Shell PLC — Class A	4.7%
GlaxoSmithKline PLC	4.4%
British American Tobacco PLC	3.5%
Royal Dutch Shell PLC — Class B	3.2%
Diageo PLC	2.8%
AstraZeneca PLC	2.5%
BG Group PLC	2.5%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING FTSE 100 INDEX® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	18.86%	12.27%
Class I	19.44%	12.80%
FTSE 100 Index®	20.91%	13.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	55.8%
Energy	9.8%
Information Technology	8.2%
Telecommunication Services	7.3%
Consumer Discretionary	5.5%
Industrials	4.7%
Utilities	4.5%
Consumer Staples	3.0%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 3.84% compared to the Hang Seng Index, which returned 6.51% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

Only five sectors posted positive returns for the year, led by information technology, consumer discretionary and industrials, which posted the largest gains. Materials and energy detracted the most from performance.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
HSBC Holdings PLC	14.8%
Tencent Holdings Ltd.	7.3%
China Construction Bank	6.5%
China Mobile Ltd.	6.4%
AIA Group Ltd.	6.2%
Industrial and Commercial Bank of China Ltd.	4.8%
Bank of China Ltd.	3.8%
CNOOC Ltd.	3.4%
Hutchison Whampoa Ltd.	3.0%
China Life Insurance Co., Ltd. (HKD)	2.4%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING HANG SENG INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	3.60%	9.31%
Class I	4.15%	9.85%
Class S	3.84%	9.58%
Hang Seng Index	6.51%	11.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	24.5%
Industrials	12.6%
Consumer Discretionary	11.3%
Consumer Staples	10.5%
Health Care	9.6%
Materials	7.2%
Energy	6.9%
Telecommunication Services	5.5%
Information Technology	4.3%
Utilities	3.3%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 21.09% compared to the MSCI EAFE® Index, which returned 22.78% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. This approach is employed because of the relatively large number of illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

All ten sectors posted positive returns for the year with telecommunication services, consumer discretionary and health care posting the largest gains. Conversely, materials and utilities contributed the least to performance results.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.
Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
Nestle S.A.	1.7%
HSBC Holdings PLC	1.5%
Roche Holding AG — Genusschein	1.4%
Vodafone Group PLC	1.4%
Novartis AG	1.3%
Toyota Motor Corp.	1.2%
BP PLC	1.1%
Royal Dutch Shell PLC — Class A	1.0%
GlaxoSmithKline PLC	1.0%
Total S.A.	1.0%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	20.89%	11.21%	1.79%	—
Class I	21.45%	11.83%	2.31%	—
Class S	21.09%	11.50%	2.03%	—
Class S2	20.89%	—	—	17.46%
MSCI EAFE® Index	22.78%	12.44%	2.50%	17.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING JAPAN TOPIX INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Industrials	20.3%
Consumer Discretionary	19.8%
Financials	19.3%
Information Technology	9.8%
Consumer Staples	6.8%
Materials	6.7%
Health Care	5.4%
Telecommunication Services	5.3%
Utilities	2.1%
Energy	1.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Japan TOPIX Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 25.44% compared to the TOPIX Index, which returned 27.03% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing in most of the stocks which make up the TOPIX Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index. This approach is employed because of the relatively large number of illiquid stocks in the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

All ten sectors posted positive returns for the year, with telecommunication services, financials and consumer discretionary posting the strongest gains. Conversely, energy and utilities contributed the least to performance.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Toyota Motor Corp.	4.7%
Mitsubishi UFJ Financial Group, Inc.	2.7%
Softbank Corp.	2.4%
Sumitomo Mitsui Financial Group, Inc.	2.1%
Honda Motor Co., Ltd.	2.0%
Mizuho Financial Group, Inc.	1.5%
Nippon Telegraph & Telephone Corp.	1.2%
Mitsubishi Estate Co., Ltd.	1.1%
Japan Tobacco, Inc.	1.1%
Fanuc Ltd.	1.1%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING JAPAN TOPIX INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	24.80%	6.00%
Class I	25.44%	6.54%
TOPIX Index	27.03%	7.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Japan TOPIX Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Information Technology	31.9%
Consumer Discretionary	17.3%
Consumer Staples	13.6%
Health Care	11.7%
Industrials	11.1%
Financials	3.9%
Materials	3.9%
Energy	3.7%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 31.68% compared to the Russell Top 200® Growth Index, which returned 32.66% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

All ten sectors posted positive returns for the year with health care, consumer discretionary and industrials posting the largest gains. Telecommunication services and financials were positive for the year, but contributed the least to performance results.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Apple, Inc.	6.0%
Microsoft Corp.	4.7%
Google, Inc. — Class A	4.6%
International Business Machines Corp.	2.9%
Coca-Cola Co.	2.4%
Amazon.com, Inc.	2.2%
Philip Morris International, Inc.	2.1%
Verizon Communications, Inc.	2.1%
Oracle Corp.	2.0%
Qualcomm, Inc.	1.9%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV	31.36%	18.76%
Class I	32.00%	19.34%
Class S	31.68%	19.04%
Russell Top 200® Growth Index	32.66%	19.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Information Technology	20.0%
Financials	15.6%
Health Care	13.1%
Consumer Discretionary	11.4%
Energy	10.9%
Industrials	10.5%
Consumer Staples	10.4%
Materials	2.9%
Telecommunication Services	2.7%
Utilities	1.7%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 31.67% compared to the Russell Top 200® Index, which returned 32.41% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200®Index.

All ten sectors posted positive returns for the year with health care, consumer discretionary and industrials posting the largest gains. Telecommunication services and utilities were positive for the year, but contributed the least to performance results.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.
Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Apple, Inc.	3.9%
ExxonMobil Corp.	3.4%
Microsoft Corp.	2.3%
Google, Inc. — Class A	2.3%
General Electric Co.	2.2%
Johnson & Johnson	1.9%
Chevron Corp.	1.8%
Procter & Gamble Co.	1.7%
JPMorgan Chase & Co.	1.7%
Wells Fargo & Co.	1.6%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	31.39%	16.20%	7.70%	—
Class I	32.05%	16.79%	8.25%	—
Class S	31.67%	16.50%	7.98%	—
Class S2	31.51%	—	—	21.59%
Russell Top 200® Index	32.41%	17.16%	8.63%	22.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	27.1%
Energy	18.0%
Health Care	14.4%
Industrials	9.8%
Information Technology	8.1%
Consumer Staples	7.1%
Consumer Discretionary	5.5%
Utilities	3.3%
Telecommunication Services	3.2%
Materials	1.9%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 31.28% compared to the Russell Top 200® Value Index, which returned 32.14% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

All ten sectors posted positive returns for the year with information technology, consumer discretionary and industrials posting the largest gains. Conversely, telecommunication services and materials contributed the least to performance.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
ExxonMobil Corp.	6.7%
General Electric Co.	4.3%
Chevron Corp.	3.6%
Johnson & Johnson	3.3%
Procter & Gamble Co.	3.3%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.3%
Berkshire Hathaway, Inc.	3.2%
Pfizer, Inc.	3.1%
AT&T, Inc.	2.8%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV	30.91%	17.59%
Class I	31.58%	18.15%
Class S	31.28%	17.87%
Russell Top 200® Value Index	32.14%	18.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Consumer Discretionary	25.6%
Information Technology	16.3%
Industrials	15.5%
Health Care	13.2%
Consumer Staples	8.0%
Financials	8.0%
Materials	5.8%
Energy	5.5%
Telecommunication Services	1.5%
Utilities	0.7%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 34.90% compared to the Russell Midcap® Growth Index, which returned 35.74% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

All ten sectors posted positive returns for the year with consumer discretionary, health care and consumer staples posting the largest gains. Conversely, telecommunication services and utilities contributed the least to performance.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Actavis PLC	1.0%
Alexion Pharmaceuticals, Inc.	0.9%
Crown Castle International Corp.	0.8%
Intuit, Inc.	0.7%
Discovery Communications, Inc. — Class A	0.7%
VF Corp.	0.7%
T. Rowe Price Group, Inc.	0.7%
Whole Foods Market, Inc.	0.7%
LinkedIn Corp.	0.7%
Kroger Co.	0.7%
Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	34.49%	21.55%
Class I	35.24%	22.17%
Class S	34.90%	21.90%
Class S2	34.72%	21.71%
Russell Midcap® Growth Index	35.74%	22.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	19.2%
Consumer Discretionary	18.2%
Information Technology	13.6%
Industrials	13.6%
Health Care	11.1%
Energy	6.2%
Utilities	5.8%
Materials	5.6%
Consumer Staples	5.6%
Telecommunication Services	1.1%
Liabilities in Excess of Other Assets*	—%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 33.88% compared to the Russell Midcap® Index, which returned 34.76% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

All ten sectors posted positive returns for the year with the largest gains coming from consumer discretionary, health care and industrials. Conversely, utilities and telecommunications were the two sectors that contributed the least to overall performance results.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
Actavis PLC	0.5%
Alexion Pharmaceuticals, Inc.	0.5%
Aon PLC	0.5%
IntercontinentalExchange Group, Inc.	0.4%
Pioneer Natural Resources Co.	0.4%
Cigna Corp.	0.4%
Crown Castle International Corp.	0.4%
Noble Energy, Inc.	0.4%
Delta Airlines, Inc.	0.4%
Ameriprise Financial, Inc.	0.4%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	33.51%	21.37%	10.30%	—
Class I	34.20%	22.01%	10.85%	—
Class S	33.88%	21.70%	10.56%	—
Class S2	33.74%	—	—	27.01%
Russell Midcap® Index	34.76%	22.36%	11.22%	27.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	21.5%
Information Technology	16.4%
Industrials	14.4%
Consumer Discretionary	13.0%
Health Care	12.4%
Energy	5.1%
Materials	4.7%
Consumer Staples	3.6%
Utilities	2.9%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	5.2%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 38.38% compared to the Russell 2000® Index, which returned 38.82% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing in most of the stocks which make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

All ten sectors of the benchmark posted positive returns for the year, with the strongest performance coming from health care, consumer staples, and consumer discretionary. Conversely, utilities and telecommunications contributed the least to performance.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
Athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
Middleby Corp.	0.3%
CoStar Group, Inc.	0.3%
Ultimate Software Group, Inc.	0.3%
Isis Pharmaceuticals, Inc.	0.3%
CNO Financial Group, Inc.	0.2%
PTC, Inc.	0.2%
Brunswick Corp.	0.2%
WEX, Inc.	0.2%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager and Kai Yee Wong was added as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	38.04%	19.31%	11.54%	—
Class I	38.75%	19.88%	12.08%	—
Class S	38.38%	19.60%	11.79%	—
Class S2	38.16%	—	—	26.40%
Russell 2000® Index	38.82%	20.08%	12.32%	27.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)
U.S. Treasury Obligations	39.2%
U.S. Government Agency Obligations	34.1%
Corporate Bonds/Notes	23.1%
Foreign Government Bonds	3.8%
Collateralized Mortgage Obligations	1.8%
Municipal Bonds	0.8%
Asset-Backed Securities	0.4%
Liabilities in Excess of Other Assets*	(3.2)%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser. *

Performance**: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of –2.54% compared to the Barclays U.S. Aggregate Bond Index, which returned –2.02% for the same period.

Portfolio Specifics***: As designed, the Portfolio performed similarly with the benchmark. The U.S. Federal Reserve Board (the “Fed”) was accommodative and remained committed to keeping short-term rates down during the year. Spreads tightened over the period, with U.S. investment grade corporate bond spreads ending the year at post-crisis tights. Spreads widened meaningfully in the middle of the period when Fed tapering concerns surfaced in May and continued into June. This resulted in a significant and simultaneous cheapening of fixed income assets across the risk spectrum, despite no real changes to global liquidity conditions or the economy. In the second quarter when the market feared Fed tapering, the Portfolio modestly underperformed the index. This impact was mostly offset with positive relative performance in the third quarter.

Duration and curve position throughout the investment period was kept very close to that of the Index and had essentially no impact to relative returns over the period.

Throughout the year, Treasury futures were used to manage duration. These holdings, along with cash bonds, helped the Portfolio’s duration and curve management to be in line with the Index over the period. Credit default swaps were used for both sector management and issue selection which, when combined with cash bonds, were also in line with the Index for the investment period.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
United States Treasury Note, 1.875%, 09/30/17	2.8%
Fannie Mae, 3.000%, 09/25/42	2.7%
United States Treasury Note, 2.750%, 11/15/23	2.4%
United States Treasury Note, 2.375%, 07/31/17	2.0%
United States Treasury Note, 0.125%, 07/31/14	1.9%
Fannie Mae, 2.500%, 01/15/28	1.8%
United States Treasury Note, 2.375%, 12/31/20	1.8%
United States Treasury Bill, 0.250%, 09/15/14	1.7%
United States Treasury Note, 3.625%, 08/15/43	1.6%
Fannie Mae, 3.500%, 06/25/42	1.5%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Fed announced at its final meeting of the year it would begin to taper its large scale asset purchases by $10 billion a month starting in January 2014. The Fed will continue to purchase assets, but at a slower pace of $35 billion of agency mortgage-backed securities (“MBS”) per month and $40 billion of long-term U.S. Treasuries per month. The Fed stated that it will consider reducing the pace of asset purchases in measured steps provided the economic recovery continues. IT also reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its asset purchase program ends. The Fed believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, provided that inflation remains below its long-term objectives. The Fed’s aim is to support the mortgage market and the housing recovery.

We believe economic growth in the U.S. is likely to exceed its long-term trend, but the growth rate is slower than has been in the past. The Fed’s commitment to forward guidance on zero interest rates will keep policy accommodative despite reducing asset purchases in our opinion. We believe, however, price swings resulting from the Fed’s communications may distort valuations and create investment opportunities.

Signs of inflation pressure have not arisen and above-target core inflation is very unlikely in 2014 in our view. However, higher inflation expectations are likely to precede Fed interest rate hikes, especially if potential growth is higher than expectations in our opinion. We believe extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. Continuation of this trend, alongside a reduction of tail risks, has moved many valuations from cheap to fair in our opinion. We believe valuations are likely to become significantly richer before the turn of the cycle and yields will provide a balance to slightly higher rates.

*	Effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING U.S. BOND INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class I March 7, 2008	Since Inception of Classes ADV and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	–3.02%	3.53%	—	3.60%	—
Class I	–2.54%	4.05%	4.10%	—	—
Class S	–2.80%	3.78%	—	3.82%	—
Class S2	–2.91%	—	—	—	4.06%
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.60%	4.55%	4.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to February 21, 2012, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING Australia Index Portfolio
Class ADV	$1,000.00	$1,113.20	0.92%	$4.90	$1,000.00	$1,020.57	0.92%	$4.69
Class I	1,000.00	1,115.90	0.42	2.24	1,000.00	1,023.09	0.42	2.14
ING Emerging Markets Index Portfolio
Class ADV	1,000.00	1,077.70	1.07	5.60	1,000.00	1,019.81	1.07	5.45
Class I	1,000.00	1,080.20	0.57	2.99	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	1,078.40	0.82	4.30	1,000.00	1,021.07	0.82	4.18
Class S2	1,000.00	1,077.50	0.97	5.08	1,000.00	1,020.32	0.97	4.94
ING Euro STOXX 50® Index Portfolio
Class ADV	1,000.00	1,270.60	0.94	5.38	1,000.00	1,020.47	0.94	4.79
Class I	1,000.00	1,272.30	0.44	2.52	1,000.00	1,022.99	0.44	2.24
ING FTSE 100 Index® Portfolio
Class ADV	1,000.00	1,197.40	0.92	5.10	1,000.00	1,020.57	0.92	4.69
Class I	1,000.00	1,200.00	0.42	2.33	1,000.00	1,023.09	0.42	2.14

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,133.40	1.26%	$6.78	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,136.70	0.76	4.09	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,135.40	1.01	5.44	1,000.00	1,020.11	1.01	5.14
ING International Index Portfolio
Class ADV	1,000.00	1,173.20	0.99	5.42	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,175.70	0.50	2.74	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,174.30	0.75	4.11	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,173.80	0.90	4.93	1,000.00	1,020.67	0.90	4.58
ING Japan TOPIX Index Portfolio
Class ADV	1,000.00	1,089.90	0.92	4.85	1,000.00	1,020.57	0.92	4.69
Class I	1,000.00	1,093.00	0.42	2.22	1,000.00	1,023.09	0.42	2.14
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	1,000.00	1,192.20	0.99	5.47	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,195.60	0.49	2.71	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,194.00	0.74	4.09	1,000.00	1,021.48	0.74	3.77
ING RussellTM Large Cap Index Portfolio
Class ADV	1,000.00	1,164.10	0.87	4.75	1,000.00	1,020.82	0.87	4.43
Class I	1,000.00	1,166.80	0.37	2.02	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,166.10	0.62	3.39	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,164.90	0.77	4.20	1,000.00	1,021.32	0.77	3.92
ING RussellTM Large Cap Value Index Portfolio
Class ADV	1,000.00	1,137.40	0.99	5.33	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,140.30	0.49	2.64	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,138.20	0.74	3.99	1,000.00	1,021.48	0.74	3.77
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	1,000.00	1,176.50	0.99	5.43	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,179.90	0.49	2.69	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,178.80	0.74	4.06	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	1,177.70	0.89	4.89	1,000.00	1,020.72	0.89	4.53
ING RussellTM Mid Cap Index Portfolio
Class ADV	1,000.00	1,161.00	0.93	5.07	1,000.00	1,020.52	0.93	4.74
Class I	1,000.00	1,164.10	0.43	2.35	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,163.10	0.68	3.71	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,162.20	0.83	4.52	1,000.00	1,021.02	0.83	4.23
ING RussellTM Small Cap Index Portfolio
Class ADV	1,000.00	1,195.20	0.95	5.26	1,000.00	1,020.42	0.95	4.84
Class I	1,000.00	1,198.20	0.45	2.49	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,197.30	0.70	3.88	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,195.20	0.85	4.70	1,000.00	1,020.92	0.85	4.33

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING U.S. Bond Index Portfolio
Class ADV	$1,000.00	$999.60	0.90%	$4.54	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,002.30	0.40	2.02	1,000.00	1,023.19	0.40	2.04
Class S	1,000.00	1,000.40	0.65	3.28	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	999.50	0.80	4.03	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Australia Index Portfolio, ING Emerging Markets Index Portfolio , ING Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Hang Seng Index Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, and ING U.S. Bond Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$201,797,606	$589,492,801	$513,902,064	$465,538,019
Investments in affiliates at fair value**	—	—	10,688,135	—
Short-term investments at fair value***	4,745,541	27,616,469	—	—
Total investments at fair value	$206,543,147	$617,109,270	$524,590,199	$465,538,019
Cash	—	562	294,799	2,703,688
Cash collateral for futures	515,816	1,078,616	1,271,586	384,798
Foreign currencies at value****	185,619	840,426	6,625,868	1,193,727
Foreign cash collateral for futures*****	112,500	—	887,886	430,728
Receivables:
Investment securities sold	196,437	—	940	43,395
Fund shares sold	16,071	86,773	208,520	34,615
Dividends	366,952	219,619	—	1,188,713
Interest	—	12,265	—	—
Foreign tax reclaims	—	—	160,315	38,890
Unrealized appreciation on forward foreign currency contracts	—	—	961	77,950
Prepaid expenses	8,765	2,244	1,971	1,732
Total assets	207,945,307	619,349,775	534,043,045	471,636,255

LIABILITIES:
Payable for investment securities purchased	415,510	115	—	—
Payable for fund shares redeemed	47,874	463,513	130,995	110,967
Payable upon receipt of securities loaned	3,256,541	11,761,469	—	—
Unrealized depreciation on forward foreign currency contracts	5,399	—	8,382	10,647
Payable for investment management fees	59,602	204,108	153,463	135,417
Payable for distribution and shareholder service fees	—	—	14,898	2,374
Payable to custodian due to bank overdraft	185,360	—	—	—
Payable for directors fees	1,015	2,180	2,831	2,437
Other accrued expenses and liabilities	47,812	453,020	195,134	154,630
Total liabilities	4,019,113	12,884,405	505,703	416,472
NET ASSETS	$203,926,194	$606,465,370	$533,537,342	$471,219,783

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$195,240,241	$614,341,631	$436,375,569	$298,846,060
Undistributed net investment income	7,996,268	8,392,969	17,842,119	16,640,601
Accumulated net realized gain (loss)	(6,578,562)	(5,417,673)	(75,361,016)	31,895,049
Net unrealized appreciation (depreciation)	7,268,247	(10,851,557)	154,680,670	123,838,073
NET ASSETS	$203,926,194	$606,465,370	$533,537,342	$471,219,783
__________________
+ Including securities loaned at value	$3,075,694	$11,075,961	$—	$—
* Cost of investments in securities	$194,639,458	$600,742,986	$364,332,558	$342,036,950
** Cost of investments in affiliates	$—	$—	$5,860,609	$—
*** Cost of short-term investments	$4,745,541	$27,616,469	$—	$—
**** Cost of foreign currencies	$183,542	$841,451	$6,609,047	$1,185,126
***** Cost of foreign cash collateral for futures	$112,500	$—	$887,886	$430,728

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
Class ADV
Net assets	$2,978	$3,330	$36,736,039	$6,057,449
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	300	3,093,460	445,854
Net asset value and redemption price per share	$9.93	$11.10	$11.88	$13.59

Class I
Net assets	$203,923,216	$606,455,360	$496,801,303	$465,162,334
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,373,463	54,227,113	41,542,435	34,003,031
Net asset value and redemption price per share	$10.01	$11.18	$11.96	$13.68

Class S
Net assets	n/a	$3,343	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$11.14	n/a	n/a

Class S2
Net assets	n/a	$3,337	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$11.12	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$120,208,691	$645,540,911	$387,720,551	$474,344,006
Investments in affiliates at fair value**	—	2,630,872	—	—
Short-term investments at fair value***	1,947,004	30,534,801	3,062,998	5,147,313
Total investments at fair value	$122,155,695	$678,706,584	$390,783,549	$479,491,319
Cash	—	278	11,385,334	694
Cash collateral for futures	78,801	4,070,521	325,832	282,567
Foreign currencies at value****	23,794	331,437	964,959	—
Foreign cash collateral for futures*****	121,052	—	1,115,376	—
Receivables:
Investment securities sold	—	11,543	—	—
Fund shares sold	97,487	385,338	43,094	696
Dividends	62	584,993	290,544	580,222
Interest	—	—	105	—
Foreign tax reclaims	—	468,879	—	—
Unrealized appreciation on forward foreign currency contracts	38	—	14,172	—
Prepaid expenses	477	2,079	1,488	1,669
Reimbursement due from manager	—	24,165	—	—
Total assets	122,477,406	684,585,817	404,924,453	480,357,167

LIABILITIES:
Payable for investment securities purchased	—	855,018	—	—
Payable for fund shares redeemed	18,472	3,451,014	88,394	1,872,348
Payable upon receipt of securities loaned	611,004	2,607,418	3,062,998	264,258
Unrealized depreciation on forward foreign currency contracts	241	—	328,527	—
Payable for investment management fees	52,099	208,727	117,346	139,273
Payable for administrative fees	10,420	55,620	—	39,792
Payable for distribution and shareholder service fees	9,531	30,083	6,007	43,194
Payable to custodian due to bank overdraft	10,341	—	—	—
Payable for directors fees	681	2,551	2,076	2,142
Other accrued expenses and liabilities	71,434	134,898	158,566	54,460
Total liabilities	784,223	7,345,329	3,763,914	2,415,467
NET ASSETS	$121,693,183	$677,240,488	$401,160,539	$477,941,700

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$102,132,632	$654,464,659	$315,985,911	$407,841,926
Undistributed net investment income	3,013,701	13,327,588	5,919,267	5,773,767
Accumulated net realized gain (loss)	(6,464,473)	(168,864,224)	22,996,250	(157,232,580)
Net unrealized appreciation	23,011,323	178,312,465	56,259,111	221,558,587
NET ASSETS	$121,693,183	$677,240,488	$401,160,539	$477,941,700
__________________
+ Including securities loaned at value	$572,628	$2,478,231	$2,913,257	$258,801
* Cost of investments in securities	$97,222,167	$469,571,628	$331,618,999	$252,948,139
** Cost of investments in affiliates	$—	$1,608,620	$—	$—
*** Cost of short-term investments	$1,947,004	$30,534,801	$3,062,998	$5,147,313
**** Cost of foreign currencies	$23,803	$328,903	$987,077	$—
***** Cost of foreign cash collateral for futures	$121,052	$—	$1,115,376	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,816,325	$11,587,269	$14,855,186	$23,241
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	128,778	1,171,770	1,303,262	1,077
Net asset value and redemption price per share	$14.10	$9.89	$11.40	$21.59

Class I
Net assets	$79,093,847	$540,134,770	$386,305,353	$269,977,050
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,561,040	53,810,135	33,547,800	12,371,216
Net asset value and redemption price per share	$14.22	$10.04	$11.52	$21.82

Class S
Net assets	$40,783,011	$122,813,086	n/a	$207,941,409
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,877,998	12,319,605	n/a	9,570,000
Net asset value and redemption price per share	$14.17	$9.97	n/a	$21.73

Class S2
Net assets	n/a	$2,705,363	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	272,506	n/a	n/a
Net asset value and redemption price per share	n/a	$9.93	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$766,436,031	$159,611,053	$336,443,245	$2,372,652,355
Investments in affiliates at fair value**	—	—	—	1,089,861
Short-term investments at fair value***	6,872,026	2,874,136	7,236,967	45,077,972
Total investments at fair value	$773,308,057	$162,485,189	$343,680,212	$2,418,820,188
Cash	16,712	14,483	44,684	37,588
Cash collateral for futures	388,803	150,421	52,588	341,807
Receivables:
Fund shares sold	777,317	12,235	33,380	178,783
Dividends	1,042,511	238,231	205,602	2,999,397
Prepaid expenses	2,776	602	1,247	8,508
Reimbursement due from manager	3,797	—	—	4,215
Total assets	775,539,973	162,901,161	344,017,713	2,422,390,486

LIABILITIES:
Payable for fund shares redeemed	1,973,961	539,739	1,379,668	6,525,344
Payable upon receipt of securities loaned	286,026	30,136	6,451,966	41,519,069
Payable for investment management fees	161,025	47,298	98,166	594,582
Payable for administrative fees	64,410	13,513	28,047	198,196
Payable for distribution and shareholder service fees	133,203	23,404	69,151	110,098
Payable for directors fees	3,548	748	1,573	10,478
Other accrued expenses and liabilities	51,721	46,560	59,429	169,345
Total liabilities	2,673,894	701,398	8,088,000	49,127,112
NET ASSETS	$772,866,079	$162,199,763	$335,929,713	$2,373,263,374

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$585,710,444	$112,069,050	$291,339,234	$1,289,965,543
Undistributed net investment income	11,239,061	2,592,641	1,220,404	23,482,604
Accumulated net realized gain (loss)	(223,165,423)	(10,487,958)	(103,092,930)	60,509,941
Net unrealized appreciation	399,081,997	58,026,030	146,463,005	999,305,286
NET ASSETS	$772,866,079	$162,199,763	$335,929,713	$2,373,263,374
__________________
+ Including securities loaned at value	$280,282	$29,529	$6,307,897	$40,494,203
* Cost of investments in securities	$367,635,886	$101,697,218	$190,015,144	$1,373,820,681
** Cost of investments in affiliates	$—	$—	$—	$838,768
*** Cost of short-term investments	$6,872,026	$2,874,136	$7,236,967	$45,077,972

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
Class ADV
Net assets	$32,824,362	$49,812	$7,322	$94,802,250
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,325,150	2,736	300	6,037,165
Net asset value and redemption price per share	$14.12	$18.21	$24.40	$15.70

Class I
Net assets	$168,428,216	$49,681,174	$5,456,168	$1,951,562,766
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,743,762	2,704,985	221,753	121,901,418
Net asset value and redemption price per share	$14.34	$18.37	$24.60	$16.01

Class S
Net assets	$568,258,923	$112,468,777	$328,357,721	$309,018,107
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	39,880,297	6,151,623	13,387,580	19,458,203
Net asset value and redemption price per share	$14.25	$18.28	$24.53	$15.88

Class S2
Net assets	$3,354,578	n/a	$2,108,502	$17,880,251
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	232,775	n/a	86,201	1,135,763
Net asset value and redemption price per share	$14.41	n/a	$24.46	$15.74

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$1,009,226,820	$4,140,827,737
Short-term investments at fair value**	108,921,170	77,034,538
Total investments at fair value	$1,118,147,990	$4,217,862,275
Short-term investments at amortized cost	—	254,655,196
Cash	5,362	8,557
Cash collateral for futures	2,578,333	—
Cash pledged for centrally cleared swaps (Note 2)	—	600,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	320,000
Foreign currencies at value***	2,745	—
Receivables:
Investment securities sold	8,038	—
Investment securities sold on a delayed-delivery or when-issued basis	—	255,780,187
Fund shares sold	432,093	3,426,835
Dividends	1,141,868	1,727
Interest	—	21,829,081
Upfront payments paid on OTC swap agreements	—	148,076
Unrealized appreciation on OTC swap agreements	—	149,757
Variation margin receivable on centrally cleared swaps	—	20,919
Prepaid expenses	3,705	15,392
Total assets	1,122,320,134	4,754,818,002

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	728,684,303
Payable for fund shares redeemed	5,159,149	4,789,980
Payable upon receipt of securities loaned	51,336,162	8,774,097
Payable for investment management fees	294,412	948,716
Payable for administrative fees	88,814	342,212
Payable for distribution and shareholder service fees	100,379	48,783
Payable for directors fees	4,644	20,511
Other accrued expenses and liabilities	81,238	352,664
Total liabilities	57,064,798	743,961,266
NET ASSETS	$1,065,255,336	$4,010,856,736

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$596,364,081	$4,039,870,789
Undistributed net investment income	9,354,516	1,102,215
Accumulated net realized gain (loss)	55,386,126	(36,254,284)
Net unrealized appreciation	404,150,613	6,138,016
NET ASSETS	$1,065,255,336	$4,010,856,736
__________________
+ Including securities loaned at value	$49,779,722	$8,557,086
* Cost of investments in securities	$607,503,637	$4,135,015,550
** Cost of short-term investments	$108,921,170	$77,019,809
*** Cost of foreign currencies	$2,745	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio
Class ADV
Net assets	$63,291,385	$12,857,298
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,815,989	1,242,820
Net asset value and redemption price per share	$16.59	$10.35

Class I
Net assets	$655,514,706	$3,794,207,039
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	38,720,587	365,621,369
Net asset value and redemption price per share	$16.93	$10.38

Class S
Net assets	$332,998,599	$201,854,003
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	19,813,466	19,502,135
Net asset value and redemption price per share	$16.81	$10.35

Class S2
Net assets	$13,450,646	$1,938,396
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	810,563	187,173
Net asset value and redemption price per share	$16.59	$10.36

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,464,004	$11,026,746	$18,400,753	$18,132,588
Interest, net of foreign taxes withheld*	9,966	186,582	—	—
Securities lending income, net	62,694	119,388	1,476,771	208,316
Total investment income	9,536,664	11,332,716	19,877,524	18,340,904

EXPENSES:
Investment management fees	1,218,314	2,397,862	3,396,937	2,924,127
Distribution and shareholder service fees:
Class ADV	15	15	82,126	24,054
Class S	—	7	—	—
Class S2	—	15	—	—
Transfer agent fees	334	1,221	710	650
Administrative service fees	203,050	435,971	566,149	487,349
Shareholder reporting expense	653	7,936	45,910	27,049
Professional fees	26,401	36,461	53,619	51,819
Custody and accounting expense	92,212	524,832	206,260	134,625
Directors fees	6,092	13,079	16,985	14,621
License fee	7,026	130,790	169,843	76,258
Miscellaneous expense	13,059	5,686	24,321	13,231
Interest expense	220	6,935	556	1,191
Total expenses	1,567,376	3,560,810	4,563,416	3,754,974
Net waived and reimbursed fees	(710,679)	(1,089,938)	(1,981,533)	(1,705,729)
Net expenses	856,697	2,470,872	2,581,883	2,049,245
Net investment income	8,679,967	8,861,844	17,295,641	16,291,659

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,316,229)	(4,547,569)	20,957,241	32,284,283
Foreign currency related transactions	23,626	(493,288)	541,580	375,432
Futures	695,645	(488,271)	725,367	1,433,587
Sale of affiliated	—	—	49,532	—
Net realized gain (loss)	(596,958)	(5,529,128)	22,273,720	34,093,302
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(3,495,548)	(19,603,767)	82,080,459	35,874,812
Affiliated	—	—	3,151,311	—
Foreign currency related transactions	2,195	(3,460)	36,867	82,009
Futures	105,687	204,134	378,003	259,953
Net change in unrealized appreciation (depreciation)	(3,387,666)	(19,403,093)	85,646,640	36,216,774
Net realized and unrealized gain (loss)	(3,984,624)	(24,932,221)	107,920,360	70,310,076
Increase (decrease) in net assets resulting from operations	$4,695,343	$(16,070,377)	$125,216,001	$86,601,735

__________________ * Foreign taxes withheld	$126,898	$1,375,433	$2,711,009	$203,725
# Foreign taxes accrued on Indian investments	$—	$10,106	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,173,942	$14,407,849	$7,557,541	$8,329,721
Interest	—	—	573	—
Securities lending income, net	9,251	520,386	184,246	37
Total investment income	4,183,193	14,928,235	7,742,360	8,329,758

EXPENSES:
Investment management fees	817,060	1,932,526	2,491,055	1,927,565
Distribution and shareholder service fees:
Class ADV	8,197	43,666	61,422	2,066
Class S	123,400	258,123	—	453,473
Class S2	—	10,278	—	—
Transfer agent fees	318	1,211	460	1,050
Administrative service fees	136,175	510,235	415,171	428,343
Shareholder reporting expense	4,045	11,698	19,568	35,877
Professional fees	21,827	40,473	40,774	40,786
Custody and accounting expense	117,387	170,399	154,007	47,045
Directors fees	4,085	15,307	12,455	12,850
License fee	54,471	153,069	29,181	—
Miscellaneous expense	14,004	14,776	19,652	27,587
Interest expense	1,227	237	963	—
Total expenses	1,302,196	3,161,998	3,244,708	2,976,642
Net waived and reimbursed fees	(136,175)	(299,498)	(1,453,106)	(428,342)
Net expenses	1,166,021	2,862,500	1,791,602	2,548,300
Net investment income	3,017,172	12,065,735	5,950,758	5,781,458

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,297,714	(178,934)	26,761,346	20,031,251
Sale of investments in affiliates	—	(1,957)	—	—
Foreign currency related transactions	(15,089)	226,185	(1,162,183)	—
Futures	(202,894)	5,964,074	2,492,336	1,127,002
Net realized gain	1,079,731	6,009,368	28,091,499	21,158,253
Net change in unrealized appreciation (depreciation) on:
Investments	(66,331)	83,356,313	68,205,655	92,096,985
Affiliated	—	725,272	—	—
Foreign currency related transactions	(26)	19,174	(160,561)	—
Futures	50,542	899,750	195,860	140,324
Net change in unrealized appreciation (depreciation)	(15,815)	85,000,509	68,240,954	92,237,309
Net realized and unrealized gain	1,063,916	91,009,877	96,332,453	113,395,562
Increase in net assets resulting from operations	$4,081,088	$103,075,612	$102,283,211	$119,177,020

__________________ * Foreign taxes withheld	$234,760	$1,090,920	$595,496	$240

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$15,361,207	$3,589,829	$3,376,584	$32,710,975
Interest	—	—	—	104
Dividends from affiliated	—	—	—	620
Securities lending income, net	3,383	1,311	175,553	920,663
Total investment income	15,364,590	3,591,140	3,552,137	33,632,362

EXPENSES:
Investment management fees	1,773,933	673,114	1,416,189	6,387,171
Distribution and shareholder service fees:
Class ADV	123,181	204	32	369,629
Class S	1,326,473	255,958	769,353	653,501
Class S2	11,645	—	10,010	62,629
Transfer agent fees	1,105	298	578	2,583
Administrative service fees	709,568	149,576	314,705	2,095,534
Shareholder reporting expense	44,636	37	24,743	69,714
Professional fees	52,979	27,215	30,621	151,461
Custody and accounting expense	61,310	13,690	42,486	214,305
Directors fees	21,287	4,487	9,441	62,867
Miscellaneous expense	23,333	11,411	15,193	48,158
Interest expense	89	—	92	137
Total expenses	4,149,539	1,135,990	2,633,443	10,117,689
Net waived and reimbursed fees	(64,416)	(149,576)	(316,707)	(31,154)
Net expenses	4,085,123	986,414	2,316,736	10,086,535
Net investment income	11,279,467	2,604,726	1,235,401	23,545,827

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,300,814	4,561,714	35,532,166	58,504,044
Futures	5,257,256	1,204,992	1,354,802	12,420,517
Net realized gain	10,558,070	5,766,706	36,886,968	70,924,561
Net change in unrealized appreciation (depreciation) on:
Investments	170,966,468	30,964,301	55,194,274	506,085,792
Affiliated	—	—	—	251,093
Futures	371,785	90,454	11,446	(1,075,467)
Net change in unrealized appreciation (depreciation)	171,338,253	31,054,755	55,205,720	505,261,418
Net realized and unrealized gain	181,896,323	36,821,461	92,092,688	576,185,979
Increase in net assets resulting from operations	$193,175,790	$39,426,187	$93,328,089	$599,731,806

__________________ * Foreign taxes withheld	$5,564	$2,695	$704	$6,601

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,098,447	$23,327
Interest	—	80,980,714
Securities lending income, net	2,115,887	167,722
Total investment income	14,214,334	81,171,763

EXPENSES:
Investment management fees	3,063,754	11,343,777
Distribution and shareholder service fees:
Class ADV	246,706	61,978
Class S	656,889	554,003
Class S2	53,789	4,873
Transfer agent fees	1,443	5,412
Administrative service fees	928,804	4,102,155
Shareholder reporting expense	11,543	140,012
Professional fees	63,323	286,901
Custody and accounting expense	90,430	443,746
Directors fees	27,864	123,066
Miscellaneous expense	40,532	143,488
Interest expense	275	4,215
Total expenses	5,185,352	17,213,626
Net waived and reimbursed fees	(56,679)	(975)
Net expenses	5,128,673	17,212,651
Net investment income	9,085,661	63,959,112

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	46,311,202	(19,661,945)
Foreign currency related transactions	(430)	—
Futures	11,963,591	139,169
Swaps	—	580,074
Net realized gain (loss)	58,274,363	(18,942,702)
Net change in unrealized appreciation (depreciation) on:
Investments	230,491,619	(156,424,968)
Foreign currency related transactions	152	—
Futures	1,489,152	—
Swaps	—	313,697
Net change in unrealized appreciation (depreciation)	231,980,923	(156,111,271)
Net realized and unrealized gain (loss)	290,255,286	(175,053,973)
Increase (decrease) in net assets resulting from operations	$299,340,947	$(111,094,861)

__________________ * Foreign taxes withheld	$9,280	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Australia Index Portfolio		ING Emerging Markets Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$8,679,967	$8,727,679	$8,861,844	$882,836
Net realized gain (loss)	(596,958)	(2,735,001)	(5,529,128)	2,360,490
Net change in unrealized appreciation (depreciation)	(3,387,666)	36,925,511	(19,403,093)	6,461,732
Increase (decrease) in net assets resulting from operations	4,695,343	42,918,189	(16,070,377)	9,705,058

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(155)	(97)	—	—
Class I	(10,345,176)	(7,171,688)	(766,853)	—
Net realized gains:
Class ADV	—	(11)	(16)	(3)
Class I	—	(737,845)	(2,734,933)	(60,877)
Class S	—	—	(15)	(3)
Class S2	—	—	(15)	(3)
Total distributions	(10,345,331)	(7,909,641)	(3,501,832)	(60,886)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,186,544	20,220,938	618,514,259	100,512,177
Reinvestment of distributions	10,345,175	7,909,534	3,501,787	60,878
	62,531,719	28,130,472	622,016,046	100,573,055
Cost of shares redeemed	(47,285,863)	(58,520,274)	(108,246,081)	(59,342,600)
Net increase (decrease) in net assets resulting from capital share transactions	15,245,856	(30,389,802)	513,769,965	41,230,455
Net increase in net assets	9,595,868	4,618,746	494,197,756	50,874,627

NET ASSETS:
Beginning of year or period	194,330,326	189,711,580	112,267,614	61,392,987
End of year or period	$203,926,194	$194,330,326	$606,465,370	$112,267,614
Undistributed net investment income at end of year or period	$7,996,268	$10,351,220	$8,392,969	$764,622

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Euro STOXX 50® Index Portfolio		ING FTSE 100 Index® Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$17,295,641	$22,271,147	$16,291,659	$20,073,144
Net realized gain (loss)	22,273,720	(47,211,450)	34,093,302	11,264,744
Net change in unrealized appreciation	85,646,640	184,899,117	36,216,774	53,579,599
Increase in net assets resulting from operations	125,216,001	159,958,814	86,601,735	84,917,487

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(475,786)	(160,508)	(184,534)	(67,538)
Class I	(22,415,790)	(28,413,701)	(21,360,733)	(18,501,001)
Net realized gains:
Class ADV	—	—	(90,539)	(138,360)
Class I	—	—	(9,747,029)	(27,532,191)
Total distributions	(22,891,576)	(28,574,209)	(31,382,835)	(46,239,090)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	99,789,260	128,690,079	52,525,929	48,515,954
Reinvestment of distributions	22,891,576	28,574,209	31,382,835	46,239,090
	122,680,836	157,264,288	83,908,764	94,755,044
Cost of shares redeemed	(380,796,747)	(275,140,003)	(214,179,959)	(124,671,379)
Net decrease in net assets resulting from capital share transactions	(258,115,911)	(117,875,715)	(130,271,195)	(29,916,335)
Net increase (decrease) in net assets	(155,791,486)	13,508,890	(75,052,295)	8,762,062

NET ASSETS:
Beginning of year or period	689,328,828	675,819,938	546,272,078	537,510,016
End of year or period	$533,537,342	$689,328,828	$471,219,783	$546,272,078
Undistributed net investment income at end of year or period	$17,842,119	$22,896,474	$16,640,601	$21,546,333

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Hang Seng Index Portfolio		ING International Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,017,172	$3,609,990	$12,065,735	$9,332,078
Net realized gain (loss)	1,079,731	(257,727)	6,009,368	(586,415)
Net change in unrealized appreciation (depreciation)	(15,815)	35,049,187	85,000,509	55,616,235
Increase in net assets resulting from operations	4,081,088	38,401,450	103,075,612	64,361,898

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(59,347)	(10,796)	(162,139)	(131,826)
Class I	(3,243,544)	(1,246,556)	(8,444,603)	(6,872,113)
Class S	(2,017,644)	(521,718)	(2,134,036)	(2,066,057)
Class S2	—	—	(44,782)	(10,178)
Total distributions	(5,320,535)	(1,779,070)	(10,785,560)	(9,080,174)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,186,745	23,075,320	268,656,945	161,073,623
Reinvestment of distributions	5,320,535	1,779,070	10,785,560	9,080,174
	32,507,280	24,854,390	279,442,505	170,153,797
Cost of shares redeemed	(63,630,128)	(49,797,819)	(138,291,449)	(108,499,372)
Net increase (decrease) in net assets resulting from capital share transactions	(31,122,848)	(24,943,429)	141,151,056	61,654,425
Net increase (decrease) in net assets	(32,362,295)	11,678,951	233,441,108	116,936,149

NET ASSETS:
Beginning of year or period	154,055,478	142,376,527	443,799,380	326,863,231
End of year or period	$121,693,183	$154,055,478	$677,240,488	$443,799,380
Undistributed net investment income at end of year or period	$3,013,701	$5,318,851	$13,327,588	$10,768,742

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Japan TOPIX Index Portfolio		ING RussellTM Large Cap Growth Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$5,950,758	$8,175,215	$5,781,458	$5,796,438
Net realized gain	28,091,499	1,197,055	21,158,253	12,863,675
Net change in unrealized appreciation	68,240,954	27,171,414	92,237,309	34,827,883
Increase in net assets resulting from operations	102,283,211	36,543,684	119,177,020	53,487,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(254,382)	(57,013)	(4,525)	(2,473)
Class I	(7,936,125)	(6,912,160)	(3,593,992)	(2,776,854)
Class S	—	—	(2,198,353)	(1,709,063)
Net realized gains:
Class ADV	(62,669)	(415,115)	—	—
Class I	(1,736,562)	(26,601,217)	—	—
Total distributions	(9,989,738)	(33,985,505)	(5,796,870)	(4,488,390)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,279,822	50,646,985	39,580,692	54,345,446
Reinvestment of distributions	9,989,738	33,985,505	5,796,870	4,488,390
	71,269,560	84,632,490	45,377,562	58,833,836
Cost of shares redeemed	(193,593,033)	(89,953,863)	(74,855,264)	(89,268,777)
Net decrease in net assets resulting from capital share transactions	(122,323,473)	(5,321,373)	(29,477,702)	(30,434,941)
Net increase (decrease) in net assets	(30,030,000)	(2,763,194)	83,902,448	18,564,665

NET ASSETS:
Beginning of year or period	431,190,539	433,953,733	394,039,252	375,474,587
End of year or period	$401,160,539	$431,190,539	$477,941,700	$394,039,252
Undistributed net investment income at end of year or period	$5,919,267	$8,264,486	$5,773,767	$5,792,179

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Index Portfolio		ING RussellTM Large Cap Value Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$11,279,467	$10,004,203	$2,604,726	$2,133,393
Net realized gain	10,558,070	4,869,275	5,766,706	4,777,493
Net change in unrealized appreciation	171,338,253	62,371,007	31,054,755	8,854,897
Increase in net assets resulting from operations	193,175,790	77,244,485	39,426,187	15,765,783

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(312,521)	(183,812)	(464)	(457)
Class I	(2,382,110)	(2,699,230)	(767,986)	(839,456)
Class S	(7,284,570)	(9,476,883)	(1,366,612)	(881,924)
Class S2	(35,086)	(6,412)	—	—
Net realized gains:
Class ADV	—	—	(259)	—
Class I	—	—	(322,393)	—
Class S	—	—	(636,162)	—
Total distributions	(10,014,287)	(12,366,337)	(3,093,876)	(1,721,837)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	113,782,644	146,964,672	48,324,597	55,775,860
Reinvestment of distributions	10,014,287	12,366,337	3,093,876	1,721,837
	123,796,931	159,331,009	51,418,473	57,497,697
Cost of shares redeemed	(142,196,338)	(121,582,435)	(45,692,524)	(42,011,375)
Net increase (decrease) in net assets resulting from capital share transactions	(18,399,407)	37,748,574	5,725,949	15,486,322
Net increase in net assets	164,762,096	102,626,722	42,058,260	29,530,268

NET ASSETS:
Beginning of year or period	608,103,983	505,477,261	120,141,503	90,611,235
End of year or period	$772,866,079	$608,103,983	$162,199,763	$120,141,503
Undistributed net investment income at end of year or period	$11,239,061	$9,985,007	$2,592,641	$2,132,366

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Mid Cap Growth Index Portfolio		ING RussellTM Mid Cap Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$1,235,401	$2,320,465	$23,545,827	$24,192,490
Net realized gain	36,886,968	7,720,104	70,924,561	60,006,225
Net change in unrealized appreciation	55,205,720	30,315,797	505,261,418	164,990,482
Increase in net assets resulting from operations	93,328,089	40,356,366	599,731,806	249,189,197

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(33)	(6)	(662,302)	(261,842)
Class I	(44,082)	(26,673)	(20,852,248)	(15,896,653)
Class S	(2,243,685)	(960,548)	(2,507,370)	(1,568,684)
Class S2	(13,730)	(2,809)	(106,775)	(33,862)
Net realized gains:
Class ADV	—	—	(2,086,473)	(1,127,552)
Class I	—	—	(51,989,924)	(48,770,203)
Class S	—	—	(7,323,879)	(6,066,804)
Class S2	—	—	(308,924)	(120,626)
Total distributions	(2,301,530)	(990,036)	(85,837,895)	(73,846,226)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,884,142	17,939,157	531,044,482	217,237,946
Reinvestment of distributions	2,301,498	990,031	85,837,895	73,846,226
	29,185,640	18,929,188	616,882,377	291,084,172
Cost of shares redeemed	(62,063,642)	(54,013,618)	(459,545,393)	(254,448,082)
Net increase (decrease) in net assets resulting from capital share transactions	(32,878,002)	(35,084,430)	157,336,984	36,636,090
Net increase in net assets	58,148,557	4,281,900	671,230,895	211,979,061

NET ASSETS:
Beginning of year or period	277,781,156	273,499,256	1,702,032,479	1,490,053,418
End of year or period	$335,929,713	$277,781,156	$2,373,263,374	$1,702,032,479
Undistributed net investment income at end of year or period	$1,220,404	$2,297,797	$23,482,604	$24,097,713

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Small Cap Index Portfolio		ING U.S. Bond Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$9,085,661	$11,940,025	$63,959,112	$69,885,509
Net realized gain (loss)	58,274,363	30,884,276	(18,942,702)	61,675,764
Net change in unrealized appreciation (depreciation)	231,980,923	69,082,405	(156,111,271)	15,984,078
Increase (decrease) in net assets resulting from operations	299,340,947	111,906,706	(111,094,861)	147,545,351

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(526,886)	(147,736)	(185,915)	(190,096)
Class I	(8,414,097)	(4,807,912)	(76,309,083)	(85,371,071)
Class S	(2,877,533)	(1,233,899)	(3,703,486)	(5,430,033)
Class S2	(97,188)	(28,185)	(16,365)	(6,506)
Net realized gains:
Class ADV	(1,678,614)	(1,299,828)	(130,294)	(206,884)
Class I	(21,284,903)	(26,424,716)	(40,401,841)	(88,919,303)
Class S	(8,495,888)	(9,554,036)	(2,305,905)	(6,252,564)
Class S2	(287,275)	(182,495)	(7,573)	(2,089)
Total distributions	(43,662,384)	(43,678,807)	(123,060,462)	(186,378,546)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	190,939,304	138,271,941	1,251,230,708	938,802,613
Reinvestment of distributions	43,662,384	43,678,807	123,060,462	186,378,546
	234,601,688	181,950,748	1,374,291,170	1,125,181,159
Cost of shares redeemed	(217,920,494)	(157,229,418)	(1,157,768,130)	(864,538,333)
Net increase in net assets resulting from capital share transactions	16,681,194	24,721,330	216,523,040	260,642,826
Net increase (decrease) in net assets	272,359,757	92,949,229	(17,632,283)	221,809,631

NET ASSETS:
Beginning of year or period	792,895,579	699,946,350	4,028,489,019	3,806,679,388
End of year or period	$1,065,255,336	$792,895,579	$4,010,856,736	$4,028,489,019
Undistributed net investment income at end of year or period	$9,354,516	$11,900,500	$1,102,215	$1,294,068

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Australia Index Portfolio
Class ADV
12-31-13	10.27	0.38		(0.20)	0.18	0.52	—	—	0.52	—	9.93	1.37	1.27	0.92	0.92	3.74	3	13
12-31-12	8.72	0.37	•	1.54	1.91	0.32	0.04	—	0.36	—	10.27	22.26	1.27	0.92	0.92	3.93	3	10
03-02-11(5)–12-31-11	10.00	0.27		(1.55)	(1.28)	—	—	—	—	—	8.72	(12.80)	1.32	0.97	0.97	3.40	3	22
Class I
12-31-13	10.34	0.44		(0.20)	0.24	0.57	—	—	0.57	—	10.01	1.91	0.77	0.42	0.42	4.27	203,923	13
12-31-12	8.76	0.41	•	1.56	1.97	0.35	0.04	—	0.39	—	10.34	22.91	0.77	0.42	0.42	4.42	194,327	10
03-02-11(5)–12-31-11	10.00	0.31	•	(1.55)	(1.24)	—	—	—	—	—	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22

ING Emerging Markets Index Portfolio
Class ADV
12-31-13	11.95	0.13		(0.93)	(0.80)	—	0.05	—	0.05	—	11.10	(6.69)	1.32	1.07	1.07	1.13	3	19
12-31-12	10.31	0.17		1.48	1.65	—	0.01	—	0.01	—	11.95	16.01	1.40	1.15	1.15	1.55	4	61
12-19-11(5)–12-31-11	10.00	(0.00	)*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.22	1.22	(0.08)	3	—
Class I
12-31-13	12.00	0.22	•	(0.98)	(0.76)	0.01	0.05	—	0.06	—	11.18	(6.30)	0.82	0.57	0.57	2.03	606,455	19
12-31-12	10.32	0.16	•	1.53	1.69	—	0.01	—	0.01	—	12.00	16.38	0.90	0.65	0.65	1.39	112,257	61
12-19-11(5)–12-31-11	10.00	0.00	*	0.32	0.32	—	—	—	—	—	10.32	3.20	0.97	0.72	0.72	0.35	61,384	—
Class S
12-31-13	11.97	0.15		(0.93)	(0.78)	—	0.05	—	0.05	—	11.14	(6.52)	1.07	0.82	0.82	1.38	3	19
12-31-12	10.31	0.20		1.47	1.67	—	0.01	—	0.01	—	11.97	16.20	1.15	0.90	0.90	1.80	4	61
12-19-11(5)–12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.22	0.97	0.97	0.11	3	—
Class S2
12-31-13	11.96	0.14		(0.93)	(0.79)	—	0.05	—	0.05	—	11.12	(6.61)	1.32	0.97	0.97	1.23	3	19
12-31-12	10.31	0.18		1.48	1.66	—	0.01	—	0.01	—	11.96	16.10	1.40	1.05	1.05	1.65	4	61
12-19-11(5)–12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.12	1.12	0.03	3	—

ING Euro STOXX 50® Index Portfolio
Class ADV
12-31-13	9.90	0.21	•	2.21	2.42	0.44	—	—	0.44	—	11.88	25.45	1.29	0.94	0.94	1.97	36,736	17
12-31-12	8.41	0.21	•	1.58	1.79	0.30	—	—	0.30	—	9.90	21.83	1.31	0.96	0.96	2.33	9,377	20
12-31-11	10.49	0.47	•	(2.16)	(1.69)	0.39	—	—	0.39	—	8.41	(17.27)	1.27	0.92	0.92	4.54	3,241	34
12-31-10	11.63	0.18	•	(1.25)	(1.07)	0.05	0.02	—	0.07	—	10.49	(9.13)	1.25	0.90	0.90	1.79	4,937	27
08-17-09(5)–12-31-09	10.00	0.06	•	1.57	1.63	—	—	—	—	—	11.63	16.30	1.32	0.97	0.97	1.29	665	1
Class I
12-31-13	9.94	0.32	•	2.17	2.49	0.47	—	—	0.47	—	11.96	26.09	0.79	0.44	0.44	3.09	496,801	17
12-31-12	8.50	0.28	•	1.56	1.84	0.40	—	—	0.40	—	9.94	22.42	0.81	0.46	0.46	3.23	679,952	20
12-31-11	10.57	0.38	•	(2.05)	(1.67)	0.40	—	—	0.40	—	8.50	(16.99)	0.77	0.42	0.42	3.68	672,579	34
12-31-10	11.66	0.31	•	(1.32)	(1.01)	0.06	0.02	—	0.08	—	10.57	(8.64)	0.75	0.40	0.40	3.00	873,679	27
08-17-09(5)–12-31-09	10.00	0.07	•	1.59	1.66	—	—	—	—	—	11.66	16.60	0.82	0.47	0.47	1.42	824,138	1

ING FTSE 100 Index® Portfolio
Class ADV
12-31-13	12.25	0.30	•	1.89	2.19	0.57	0.28	—	0.85	—	13.59	18.86	1.27	0.92	0.92	2.43	6,057	8
12-31-12	11.48	0.37	•	1.34	1.71	0.31	0.63	—	0.94	—	12.25	15.24	1.26	0.91	0.91	3.15	2,642	7
12-31-11	12.46	0.36	•	(0.81)	(0.45)	0.35	0.18	—	0.53	—	11.48	(4.13)	1.26	0.91	0.91	2.90	2,562	12
12-31-10	11.60	0.22	•	0.79	1.01	0.07	0.08	—	0.15	—	12.46	8.87	1.24	0.89	0.89	1.88	3,734	14
08-17-09(5)–12-31-09	10.00	0.06	•	1.54	1.60	—	—	—	—	0.00 *	11.60	16.00 (a)	1.33	0.98	0.98	1.25	759	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING FTSE 100 Index® Portfolio (continued)
Class I
12-31-13	12.31	0.42	•	1.84	2.26	0.61	0.28	—	0.89	—	13.68	19.44	0.77	0.42		0.42		3.35		465,162	8
12-31-12	11.59	0.43	•	1.34	1.77	0.42	0.63	—	1.05	—	12.31	15.74	0.76	0.41		0.41		3.63		543,630	7
12-31-11	12.53	0.41	•	(0.80)	(0.39)	0.37	0.18	—	0.55	—	11.59	(3.61)	0.76	0.41		0.41		3.35		534,948	12
12-31-10	11.61	0.31	•	0.77	1.08	0.08	0.08	—	0.16	—	12.53	9.43	0.74	0.39		0.39		2.74		665,191	14
08-17-09(5)–12-31-09	10.00	0.11	•	1.45	1.56	—	—	—	—	0.05	11.61	16.10 (a)	0.83	0.48		0.48		2.38		619,886	8

ING Hang Seng Index Portfolio
Class ADV
12-31-13	14.12	0.27	•	0.21	0.48	0.50	—	—	0.50	—	14.10	3.60	1.36	1.26		1.26		1.94		1,816	9
12-31-12	11.10	0.21	•	2.90	3.11	0.09	—	—	0.09	—	14.12	28.14	1.34	1.24		1.24		1.69		1,607	9
12-31-11	13.98	0.23	•	(2.77)	(2.54)	0.34	—	—	0.34	—	11.10	(18.71)	1.37	1.27		1.27		1.85		1,874	15
12-31-10	13.04	0.16	•	0.79	0.95	0.01	—	—	0.01	—	13.98	7.30	1.34	1.24	†	1.24	†	1.22	†	1,147	9
05-04-09(5)–12-31-09	10.00	0.13	•	2.94	3.07	0.02	—	0.01	0.03	—	13.04	30.72	1.39	1.28	†	1.28	†	1.58	†	4	3
Class I
12-31-13	14.23	0.32	•	0.24	0.56	0.57	—	—	0.57	—	14.22	4.15	0.86	0.76		0.76		2.31		79,094	9
12-31-12	11.20	0.31	•	2.89	3.20	0.17	—	—	0.17	—	14.23	28.70	0.84	0.74		0.74		2.49		97,820	9
12-31-11	14.04	0.27	•	(2.76)	(2.49)	0.35	—	—	0.35	—	11.20	(18.23)	0.87	0.77		0.77		2.11		94,207	15
12-31-10	13.04	0.25	•	0.76	1.01	0.01	—	—	0.01	—	14.04	7.76	0.84	0.74	†	0.74	†	1.92	†	137,227	9
05-04-09(5)–12-31-09	10.00	0.04	•	3.07	3.11	0.06	—	0.01	0.07	—	13.04	31.14	0.89	0.78	†	0.78	†	0.48	†	101,683	3
Class S
12-31-13	14.19	0.28	•	0.24	0.52	0.54	—	—	0.54	—	14.17	3.84	1.11	1.01		1.01		2.06		40,783	9
12-31-12	11.16	0.29	•	2.87	3.16	0.13	—	—	0.13	—	14.19	28.41	1.09	0.99		0.99		2.29		54,629	9
12-31-11	14.00	0.26	•	(2.77)	(2.51)	0.33	—	—	0.33	—	11.16	(18.45)	1.12	1.02		1.02		1.97		46,295	15
12-31-10	13.03	0.21	•	0.77	0.98	0.01	—	—	0.01	—	14.00	7.53	1.09	0.99	†	0.99	†	1.63	†	84,603	9
05-04-09(5)–12-31-09	10.00	0.06	•	3.03	3.09	0.05	—	0.01	0.06	—	13.03	30.93	1.14	1.03	†	1.03	†	0.71	†	43,353	3

ING International Index Portfolio
Class ADV
12-31-13	8.35	0.17	•	1.55	1.72	0.18	—	—	0.18	—	9.89	20.89	1.06	0.99		0.99		1.92		11,587	3
12-31-12	7.25	0.17	•	1.13	1.30	0.20	—	—	0.20	—	8.35	18.12	1.09	0.99		0.99		2.28		6,036	6
12-31-11	8.47	0.19	•	(1.22)	(1.03)	0.19	—	—	0.19	—	7.25	(12.63)	1.07	1.00		1.00		2.31		3,036	9
12-31-10	8.17	0.13	•	0.44	0.57	0.27	—	—	0.27	—	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20
12-31-09	6.43	0.09	•	1.65	1.74	—	—	—	—	—	8.17	27.06	1.08	0.99	†	0.99	†	1.13	†	1,641	92
Class I
12-31-13	8.46	0.22	•	1.57	1.79	0.21	—	—	0.21	—	10.04	21.45	0.56	0.50		0.50		2.41		540,135	3
12-31-12	7.33	0.20		1.15	1.35	0.22	—	—	0.22	—	8.46	18.72	0.59	0.50		0.50		2.69		349,512	6
12-31-11	8.54	0.22	•	(1.22)	(1.00)	0.21	—	—	0.21	—	7.33	(12.17)	0.57	0.51		0.51		2.73		249,268	9
12-31-10	8.21	0.18	•	0.44	0.62	0.29	—	—	0.29	—	8.54	7.84	0.57	0.50	†	0.50	†	2.31	†	256,723	20
12-31-09	6.41	0.18	•	1.62	1.80	—	—	—	—	—	8.21	28.08	0.58	0.50	†	0.50	†	2.54	†	216,453	92
Class S
12-31-13	8.41	0.20	•	1.55	1.75	0.19	—	—	0.19	—	9.97	21.09	0.81	0.75		0.75		2.24		122,813	3
12-31-12	7.28	0.19		1.14	1.33	0.20	—	—	0.20	—	8.41	18.50	0.84	0.75		0.75		2.50		86,454	6
12-31-11	8.49	0.21	•	(1.23)	(1.02)	0.19	—	—	0.19	—	7.28	(12.44)	0.82	0.76		0.76		2.55		74,367	9
12-31-10	8.17	0.16	•	0.44	0.60	0.28	—	—	0.28	—	8.49	7.63	0.82	0.75	†	0.75	†	2.09	†	107,028	20
12-31-09	6.41	0.11	•	1.65	1.76	—	—	—	—	—	8.17	27.46	0.83	0.75	†	0.75	†	1.51	†	112,086	92

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Index Portfolio (continued)
Class S2
12-31-13	8.40	0.19	•	1.54	1.73	0.20	—	—	0.20	—	9.93	20.89	1.06	0.90		0.90		2.06		2,705	3
12-31-12	7.30	0.15	•	1.17	1.32	0.22	—	—	0.22	—	8.40	18.29	1.09	0.90		0.90		1.93		1,797	6
12-31-11	8.52	0.12	•	(1.16)	(1.04)	0.18	—	—	0.18	—	7.30	(12.60)	1.07	0.91		0.91		1.60		192	9
12-31-10	8.19	0.15	•	0.44	0.59	0.26	—	—	0.26	—	8.52	7.44	1.07	0.90	†	0.90	†	1.91	†	5	20
02-27-09(5)–12-31-09	5.05	0.10	•	3.04	3.14	—	—	—	—	—	8.19	62.18	1.08	0.90	†	0.90	†	1.69	†	5	92

ING Japan TOPIX Index Portfolio
Class ADV
12-31-13	9.35	0.10	•	2.21	2.31	0.21	0.05	—	0.26	—	11.40	24.80	1.27	0.92		0.92		0.92		14,855	5
12-31-12	9.38	0.16	•	0.54	0.70	0.09	0.64	—	0.73	—	9.35	7.60	1.25	0.90		0.90		1.68		5,739	9
12-31-11	11.12	0.10	•	(1.60)	(1.50)	0.16	0.08	—	0.24	—	9.38	(13.72)	1.32	0.97		0.97		0.97		10,069	45
12-31-10	9.80	0.09	•	1.25	1.34	0.01	0.01	—	0.02	—	11.12	13.63	1.27	0.92		0.92		0.94		8,580	9
08-17-09(5)–12-31-09	10.00	(0.04	)•	(0.16)	(0.20)	—	—	—	—	—	9.80	(2.00)	1.29	0.94		0.94		(1.02)		327	5
Class I
12-31-13	9.42	0.15	•	2.23	2.38	0.23	0.05	—	0.28	—	11.52	25.44	0.77	0.42		0.42		1.45		386,305	5
12-31-12	9.47	0.19		0.57	0.76	0.17	0.64	—	0.81	—	9.42	8.19	0.75	0.40		0.40		1.91		425,451	9
12-31-11	11.19	0.16	•	(1.62)	(1.46)	0.18	0.08	—	0.26	—	9.47	(13.29)	0.82	0.47		0.47		1.54		423,885	45
12-31-10	9.82	0.14	•	1.25	1.39	0.01	0.01	—	0.02	—	11.19	14.13	0.77	0.42		0.42		1.39		404,703	9
08-17-09(5)–12-31-09	10.00	0.01		(0.19)	(0.18)	—	—	—	—	—	9.82	(1.80)	0.79	0.44		0.44		0.31		504,443	5

ING RussellTM Large Cap Growth Index Portfolio
Class ADV
12-31-13	16.62	0.18	•	4.99	5.17	0.20	—	—	0.20	—	21.59	31.36	1.09	0.99		0.99		0.98		23	10
12-31-12	14.70	0.17	•	1.87	2.04	0.12	—	—	0.12	—	16.62	13.90	1.09	0.99		0.99		1.02		366	17
12-31-11	14.30	0.10		0.43	0.53	0.13	—	—	0.13	—	14.70	3.70	1.09	0.99		0.99		0.76		263	16
12-31-10	12.81	0.10	•	1.46	1.56	0.07	—	—	0.07	—	14.30	12.18	1.08	0.98	†	0.98	†	0.81	†	242	23
05-01-09(5)–12-31-09	10.00	0.07	•	2.74	2.81	—	—	—	—	—	12.81	28.10	1.12	1.02	†	0.98	†	0.87	†	151	5
Class I
12-31-13	16.78	0.28	•	5.04	5.32	0.28	—	—	0.28	—	21.82	32.00	0.59	0.49		0.49		1.46		269,977	10
12-31-12	14.82	0.25	•	1.90	2.15	0.19	—	—	0.19	—	16.78	14.50	0.59	0.49		0.49		1.50		228,977	17
12-31-11	14.39	0.19	•	0.42	0.61	0.18	—	—	0.18	—	14.82	4.21	0.59	0.49		0.49		1.27		221,400	16
12-31-10	12.84	0.17	•	1.47	1.64	0.09	—	—	0.09	—	14.39	12.80	0.58	0.48	†	0.48	†	1.30	†	239,910	23
05-01-09(5)–12-31-09	10.00	0.08		2.76	2.84	—	—	—	—	—	12.84	28.40	0.62	0.52	†	0.48	†	1.45	†	241,608	5
Class S
12-31-13	16.71	0.23	•	5.02	5.25	0.23	—	—	0.23	—	21.73	31.68	0.84	0.74		0.74		1.21		207,941	10
12-31-12	14.76	0.21	•	1.89	2.10	0.15	—	—	0.15	—	16.71	14.26	0.84	0.74		0.74		1.26		164,697	17
12-31-11	14.34	0.15		0.42	0.57	0.15	—	—	0.15	—	14.76	3.92	0.84	0.74		0.74		1.03		153,812	16
12-31-10	12.82	0.13	•	1.46	1.59	0.07	—	—	0.07	—	14.34	12.47	0.83	0.73	†	0.73	†	1.05	†	147,272	23
05-01-09(5)–12-31-09	10.00	0.07		2.75	2.82	—	—	—	—	—	12.82	28.20	0.87	0.77	†	0.73	†	1.19	†	144,502	5

ING RussellTM Large Cap Index Portfolio
Class ADV
12-31-13	10.90	0.16	•	3.23	3.39	0.17	—	—	0.17	—	14.12	31.39	0.88	0.87		0.87		1.30		32,824	6
12-31-12	9.65	0.16	•	1.29	1.45	0.20	—	—	0.20	—	10.90	15.05	0.88	0.87		0.87		1.50		17,492	3
12-31-11	9.58	0.12	•	0.07	0.19	0.12	—	—	0.12	—	9.65	1.92	0.88	0.87		0.87		1.26		8,964	9
12-31-10	8.85	0.10	•	0.93	1.03	0.30	—	—	0.30	—	9.58	11.74	0.89	0.87	†	0.87	†	1.15	†	10,161	11
12-31-09	7.19	0.10	•	1.56	1.66	—	—	—	—	—	8.85	23.09	0.90	0.87	†	0.87	†	1.31	†	6,835	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Index Portfolio (continued)
Class I
12-31-13	11.04	0.23	•	3.27	3.50	0.20		—	—	0.20		—	14.34	32.05	0.38	0.37		0.37		1.80		168,428	6
12-31-12	9.78	0.19		1.33	1.52	0.26		—	—	0.26		—	11.04	15.56	0.38	0.37		0.37		1.96		128,779	3
12-31-11	9.68	0.17	•	0.09	0.26	0.16		—	—	0.16		—	9.78	2.57	0.38	0.37		0.37		1.76		98,853	9
12-31-10	8.92	0.15	•	0.92	1.07	0.31		—	—	0.31		—	9.68	12.19	0.39	0.37	†	0.37	†	1.64	†	340,889	11
12-31-09	7.21	0.15	•	1.56	1.71	0.00	*	—	—	0.00	*	—	8.92	23.73	0.40	0.37	†	0.37	†	2.02	†	251,504	44
Class S
12-31-13	10.98	0.19	•	3.25	3.44	0.17		—	—	0.17		—	14.25	31.67	0.63	0.62		0.62		1.54		568,259	6
12-31-12	9.72	0.18		1.31	1.49	0.23		—	—	0.23		—	10.98	15.38	0.63	0.62		0.62		1.70		461,214	3
12-31-11	9.64	0.15	•	0.06	0.21	0.13		—	—	0.13		—	9.72	2.13	0.63	0.62		0.62		1.50		397,371	9
12-31-10	8.89	0.12	•	0.93	1.05	0.30		—	—	0.30		—	9.64	12.00	0.64	0.62	†	0.62	†	1.39	†	454,246	11
12-31-09	7.20	0.12	•	1.57	1.69	—		—	—	—		—	8.89	23.47	0.65	0.62	†	0.62	†	1.51	†	440,738	44
Class S2
12-31-13	11.13	0.18	•	3.29	3.47	0.19		—	—	0.19		—	14.41	31.51	0.88	0.77		0.77		1.42		3,355	6
12-31-12	9.87	0.17	•	1.32	1.49	0.23		—	—	0.23		—	11.13	15.17	0.88	0.77		0.77		1.59		618	3
12-31-11	9.81	0.14	•	0.07	0.21	0.15		—	—	0.15		—	9.87	2.01	0.88	0.77		0.77		1.47		289	9
12-31-10	8.79	0.11	•	0.91	1.02	—		—	—	—		—	9.81	11.60	0.89	0.77	†	0.77	†	1.17	†	48	11
02-27-09(5)–12-31-09	5.89	0.00	*•	2.90	2.90	0.00	*	—	—	0.00	*	—	8.79	49.26	0.90	0.77	†	0.77	†	(0.06	)†	4	44

ING RussellTM Large Cap Value Index Portfolio
Class ADV
12-31-13	14.19	0.23	•	4.10	4.33	0.20		0.11	—	0.31		—	18.21	30.91	1.09	0.99		0.99		1.41		50	17
12-31-12	12.42	0.21		1.76	1.97	0.20		—	—	0.20		—	14.19	15.92	1.11	1.00		1.00		1.70		32	28
12-31-11	12.52	0.19		(0.13)	0.06	0.16		—	—	0.16		—	12.42	0.35	1.09	0.99		0.99		1.54		26	20
12-31-10	12.61	0.16	•	1.18	1.34	0.17		1.26	—	1.43		—	12.52	10.86	1.11	1.01	†	1.01	†	1.30	†	27	30
05-01-09(5)–12-31-09	10.00	0.10	•	2.51	2.61	—		—	—	—		—	12.61	26.10	1.17	1.06	†	1.06	†	1.30	†	26	87
Class I
12-31-13	14.30	0.31	•	4.14	4.45	0.27		0.11	—	0.38		—	18.37	31.58	0.59	0.49		0.49		1.91		49,681	17
12-31-12	12.51	0.30	•	1.75	2.05	0.26		—	—	0.26		—	14.30	16.47	0.61	0.50		0.50		2.21		43,907	28
12-31-11	12.60	0.26	•	(0.14)	0.12	0.21		—	—	0.21		—	12.51	0.83	0.59	0.49		0.49		2.04		41,335	20
12-31-10	12.65	0.22	•	1.19	1.41	0.20		1.26	—	1.46		—	12.60	11.38	0.61	0.51	†	0.51	†	1.81	†	45,590	30
05-01-09(5)–12-31-09	10.00	0.15	•	2.50	2.65	—		—	—	—		—	12.65	26.50	0.67	0.56	†	0.56	†	1.89	†	48,211	87
Class S
12-31-13	14.24	0.27	•	4.12	4.39	0.24		0.11	—	0.35		—	18.28	31.28	0.84	0.74		0.74		1.66		112,469	17
12-31-12	12.47	0.27	•	1.73	2.00	0.23		—	—	0.23		—	14.24	16.11	0.86	0.75		0.75		1.97		76,203	28
12-31-11	12.57	0.22	•	(0.14)	0.08	0.18		—	—	0.18		—	12.47	0.56	0.84	0.74		0.74		1.79		49,250	20
12-31-10	12.64	0.19	•	1.19	1.38	0.19		1.26	—	1.45		—	12.57	11.13	0.86	0.76	†	0.76	†	1.58	†	43,502	30
05-01-09(5)–12-31-09	10.00	0.12	•	2.52	2.64	—		—	—	—		—	12.64	26.40	0.92	0.81	†	0.81	†	1.51	†	30,119	87

ING RussellTM Mid Cap Growth Index Portfolio
Class ADV
12-31-13	18.24	0.03		6.24	6.27	0.11		—	—	0.11		—	24.40	34.49	1.09	0.99		0.99		0.14		7	24
12-31-12	15.86	0.10		2.30	2.40	0.02		—	—	0.02		—	18.24	15.13	1.10	1.00		1.00		0.58		5	20
12-31-11	16.29	0.01	•	(0.41)	(0.40)	0.03		—	—	0.03		—	15.86	(2.46)	1.09	0.99		0.99		0.08		5	24
12-31-10	13.11	0.03		3.30	3.33	0.02		0.13	—	0.15		—	16.29	25.52	1.09	0.99	†	0.99	†	0.23	†	5	25
05-01-09(5)–12-31-09	10.00	0.02		3.09	3.11	—		—	—	—		—	13.11	31.10	1.14	1.04	†	1.04	†	0.30	†	4	42

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Mid Cap Growth Index Portfolio (continued)
Class I
12-31-13	18.37	0.14	•	6.29	6.43	0.20	—	—	0.20	—	24.60	35.24	0.59	0.49		0.49		0.65		5,456	24
12-31-12	15.96	0.18	•	2.33	2.51	0.10	—	—	0.10	—	18.37	15.74	0.60	0.50		0.50		1.03		3,905	20
12-31-11	16.38	0.09	•	(0.40)	(0.31)	0.11	—	—	0.11	—	15.96	(2.00)	0.59	0.49		0.49		0.53		4,020	24
12-31-10	13.14	0.10		3.32	3.42	0.05	0.13	—	0.18	—	16.38	26.22	0.59	0.49	†	0.49	†	0.73	†	12,615	25
05-01-09(5)–12-31-09	10.00	0.05	•	3.09	3.14	—	—	—	—	—	13.14	31.40	0.64	0.54	†	0.54	†	0.72	†	9,644	42
Class S
12-31-13	18.32	0.08	•	6.28	6.36	0.15	—	—	0.15	—	24.53	34.90	0.84	0.74		0.74		0.39		328,358	24
12-31-12	15.91	0.14	•	2.33	2.47	0.06	—	—	0.06	—	18.32	15.50	0.85	0.75		0.75		0.80		272,387	20
12-31-11	16.33	0.06		(0.41)	(0.35)	0.07	—	—	0.07	—	15.91	(2.20)	0.84	0.74		0.74		0.34		267,999	24
12-31-10	13.13	0.07		3.30	3.37	0.04	0.13	—	0.17	—	16.33	25.85	0.84	0.74	†	0.74	†	0.48	†	325,749	25
05-01-09(5)–12-31-09	10.00	0.06	•	3.07	3.13	—	—	—	—	—	13.13	31.30	0.89	0.79	†	0.79	†	0.67	†	271,776	42
Class S2
12-31-13	18.28	0.05	•	6.27	6.32	0.14	—	—	0.14	—	24.46	34.72	1.09	0.89		0.89		0.24		2,109	24
12-31-12	15.88	0.11	•	2.32	2.43	0.03	—	—	0.03	—	18.28	15.30	1.10	0.90		0.90		0.64		1,484	20
12-31-11	16.30	0.04		(0.42)	(0.38)	0.04	—	—	0.04	—	15.88	(2.34)	1.09	0.89		0.89		0.18		1,476	24
12-31-10	13.11	0.05		3.30	3.35	0.03	0.13	—	0.16	—	16.30	25.71	1.09	0.89	†	0.89	†	0.32	†	1,781	25
05-01-09(5)–12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	—	13.11	31.10	1.14	0.94	†	0.94	†	0.47	†	1,619	42

ING RussellTM Mid Cap Index Portfolio
Class ADV
12-31-13	12.25	0.10	•	3.90	4.00	0.13	0.42	—	0.55	—	15.70	33.51	0.93	0.93		0.93		0.69		94,802	14
12-31-12	10.99	0.13	•	1.66	1.79	0.10	0.43	—	0.53	—	12.25	16.42	0.94	0.93		0.93		1.12		46,214	10
12-31-11	11.45	0.09	•	(0.33)	(0.24)	0.13	0.09	—	0.22	—	10.99	(2.31)	0.95	0.93		0.93		0.81		25,606	12
12-31-10	9.24	0.11	•	2.15	2.26	0.05	—	—	0.05	—	11.45	24.48	0.95	0.93	†	0.93	†	1.08	†	13,988	8
12-31-09	6.63	0.10	•	2.51	2.61	—	—	—	—	—	9.24	39.37	0.93	0.93	†	0.93	†	1.18	†	2,856	7
Class I
12-31-13	12.45	0.16		3.99	4.15	0.17	0.42	—	0.59	—	16.01	34.20	0.43	0.43		0.43		1.17		1,951,563	14
12-31-12	11.14	0.18	•	1.70	1.88	0.14	0.43	—	0.57	—	12.45	17.04	0.44	0.43		0.43		1.54		1,455,088	10
12-31-11	11.57	0.15		(0.34)	(0.19)	0.15	0.09	—	0.24	—	11.14	(1.88)	0.45	0.43		0.43		1.26		1,311,921	12
12-31-10	9.29	0.15	•	2.19	2.34	0.06	—	—	0.06	—	11.57	25.22	0.45	0.43	†	0.43	†	1.46	†	1,389,676	8
12-31-09	6.63	0.13	•	2.53	2.66	—	—	—	—	—	9.29	40.12	0.43	0.43	†	0.43	†	1.59	†	1,285,223	7
Class S
12-31-13	12.36	0.13	•	3.95	4.08	0.14	0.42	—	0.56	—	15.88	33.88	0.68	0.68		0.68		0.93		309,018	14
12-31-12	11.07	0.16	•	1.67	1.83	0.11	0.43	—	0.54	—	12.36	16.69	0.69	0.68		0.68		1.31		193,939	10
12-31-11	11.50	0.12		(0.34)	(0.22)	0.12	0.09	—	0.21	—	11.07	(2.07)	0.70	0.68		0.68		1.01		149,956	12
12-31-10	9.25	0.12	•	2.18	2.30	0.05	—	—	0.05	—	11.50	24.88	0.70	0.68	†	0.68	†	1.22	†	162,362	8
12-31-09	6.62	0.10	•	2.53	2.63	—	—	—	—	—	9.25	39.73	0.68	0.68	†	0.68	†	1.33	†	103,065	7
Class S2
12-31-13	12.27	0.12	•	3.92	4.04	0.15	0.42	—	0.57	—	15.74	33.74	0.93	0.83		0.83		0.81		17,880	14
12-31-12	11.02	0.15	•	1.65	1.80	0.12	0.43	—	0.55	—	12.27	16.48	0.94	0.83		0.83		1.29		6,791	10
12-31-11	11.48	0.11	•	(0.34)	(0.23)	0.14	0.09	—	0.23	—	11.02	(2.18)	0.95	0.83		0.83		1.01		2,570	12
12-31-10	9.25	0.16	•	2.10	2.26	0.03	—	—	0.03	—	11.48	24.49	0.95	0.83	†	0.83	†	1.49	†	428	8
02-27-09(5)–12-31-09	5.52	0.08	•	3.65	3.73	—	—	—	—	—	9.25	67.57	0.93	0.83	†	0.83	†	1.19	†	5	7

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Small Cap Index Portfolio
Class ADV
12-31-13	12.64	0.09	•	4.54	4.63	0.16	0.52	—	0.68	—	16.59	38.04	0.96	0.95		0.95		0.59		63,291	13
12-31-12	11.58	0.15	•	1.61	1.76	0.07	0.63	—	0.70	—	12.64	15.53	0.97	0.95		0.95		1.23		33,777	15
12-31-11	12.20	0.05	•	(0.58)	(0.53)	0.09	—	—	0.09	—	11.58	(4.45)	0.97	0.95		0.95		0.46		21,501	15
12-31-10	9.74	0.08	•	2.43	2.51	0.05	—	—	0.05	—	12.20	25.77	0.97	0.95	†	0.95	†	0.73	†	13,051	23
12-31-09	7.72	0.06	•	1.96	2.02	—	—	—	—	—	9.74	26.17	0.97	0.95	†	0.95	†	0.74	†	1,972	16
Class I
12-31-13	12.86	0.16	•	4.63	4.79	0.20	0.52	—	0.72	—	16.93	38.75	0.46	0.45		0.45		1.07		655,515	13
12-31-12	11.76	0.21		1.64	1.85	0.12	0.63	—	0.75	—	12.86	16.04	0.47	0.45		0.45		1.65		553,728	15
12-31-11	12.34	0.11		(0.58)	(0.47)	0.11	—	—	0.11	—	11.76	(3.92)	0.47	0.45		0.45		0.90		504,085	15
12-31-10	9.81	0.11	•	2.48	2.59	0.06	—	—	0.06	—	12.34	26.43	0.47	0.45	†	0.45	†	1.08	†	550,465	23
12-31-09	7.75	0.10	•	1.96	2.06	—	—	—	—	—	9.81	26.58	0.47	0.45	†	0.45	†	1.23	†	514,616	16
Class S
12-31-13	12.78	0.12	•	4.60	4.72	0.17	0.52	—	0.69	—	16.81	38.38	0.71	0.70		0.70		0.84		332,999	13
12-31-12	11.68	0.17		1.64	1.81	0.08	0.63	—	0.71	—	12.78	15.84	0.72	0.70		0.70		1.41		199,428	15
12-31-11	12.27	0.08		(0.58)	(0.50)	0.09	—	—	0.09	—	11.68	(4.19)	0.72	0.70		0.70		0.62		172,182	15
12-31-10	9.77	0.09	•	2.45	2.54	0.04	—	—	0.04	—	12.27	26.07	0.72	0.70	†	0.70	†	0.85	†	205,956	23
12-31-09	7.73	0.07		1.97	2.04	—	—	—	—	—	9.77	26.39	0.72	0.70	†	0.70	†	0.95	†	136,697	16
Class S2
12-31-13	12.64	0.10	•	4.54	4.64	0.17	0.52	—	0.69	—	16.59	38.16	0.96	0.85		0.85		0.71		13,451	13
12-31-12	11.59	0.17	•	1.61	1.78	0.10	0.63	—	0.73	—	12.64	15.67	0.97	0.85		0.85		1.40		5,962	15
12-31-11	12.22	0.08	•	(0.60)	(0.52)	0.11	—	—	0.11	—	11.59	(4.38)	0.97	0.85		0.85		0.64		2,178	15
12-31-10	9.74	0.12	•	2.39	2.51	0.03	—	—	0.03	—	12.22	25.81	0.97	0.85	†	0.85	†	1.07	†	143	23
02-27-09(5)–12-31-09	6.03	0.06		3.65	3.71	—	—	—	—	—	9.74	61.53	0.97	0.85	†	0.85	†	0.83	†	5	16

ING U.S. Bond Index Portfolio
Class ADV
12-31-13	10.94	0.11		(0.43)	(0.32)	0.16	0.11	—	0.27	—	10.35	(3.02)	0.90	0.90		0.90		1.07		12,857	197
12-31-12	11.04	0.14		0.22	0.36	0.20	0.26	—	0.46	—	10.94	3.35	0.91	0.91		0.91		1.27		11,313	145
12-31-11	10.71	0.17	•	0.54	0.71	0.20	0.18	—	0.38	—	11.04	6.75	0.94	0.94		0.94		1.54		9,397	284
12-31-10	10.37	0.20	•	0.38	0.58	0.24	—	—	0.24	—	10.71	5.58	0.96	0.95	†	0.95	†	1.82	†	3,714	279
12-31-09	10.12	0.23	•	0.30	0.53	0.20	0.08	—	0.28	—	10.37	5.29	0.94	0.94	†	0.94	†	2.27	†	1,432	380
Class I
12-31-13	10.97	0.17		(0.44)	(0.27)	0.21	0.11	—	0.32	—	10.38	(2.54)	0.40	0.40		0.40		1.57		3,794,207	197
12-31-12	11.07	0.20		0.21	0.41	0.25	0.26	—	0.51	—	10.97	3.85	0.41	0.41		0.41		1.78		3,752,746	145
12-31-11	10.74	0.23		0.53	0.76	0.25	0.18	—	0.43	—	11.07	7.20	0.44	0.44		0.44		2.05		3,479,437	284
12-31-10	10.39	0.25	•	0.38	0.63	0.28	—	—	0.28	—	10.74	6.14	0.46	0.45	†	0.45	†	2.36	†	3,655,181	279
12-31-09	10.12	0.28	•	0.31	0.59	0.24	0.08	—	0.32	—	10.39	5.88	0.44	0.44	†	0.44	†	2.66	†	3,501,280	380
Class S
12-31-13	10.94	0.14		(0.44)	(0.30)	0.18	0.11	—	0.29	—	10.35	(2.80)	0.65	0.65		0.65		1.33		201,854	197
12-31-12	11.04	0.17		0.22	0.39	0.23	0.26	—	0.49	—	10.94	3.59	0.66	0.66		0.66		1.53		263,816	145
12-31-11	10.71	0.19		0.54	0.73	0.22	0.18	—	0.40	—	11.04	6.96	0.69	0.69		0.69		1.79		317,638	284
12-31-10	10.36	0.23	•	0.38	0.61	0.26	—	—	0.26	—	10.71	5.89	0.71	0.70	†	0.70	†	2.10	†	249,203	279
12-31-09	10.10	0.26		0.29	0.55	0.21	0.08	—	0.29	—	10.36	5.54	0.69	0.69	†	0.69	†	2.59	†	265,749	380

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING U.S. Bond Index Portfolio (continued)
Class S2
12-31-13	10.95	0.14		(0.45)	(0.31)	0.17	0.11	—	0.28	—	10.36	(2.91)	0.90	0.80		0.80		1.18		1,938	197
12-31-12	11.05	0.14	•	0.23	0.37	0.21	0.26	—	0.47	—	10.95	3.48	0.91	0.81		0.81		1.31		615	145
12-31-11	10.72	0.17	•	0.56	0.73	0.22	0.18	—	0.40	—	11.05	6.87	0.94	0.84		0.84		1.59		207	284
12-31-10	10.37	0.21	•	0.39	0.60	0.25	—	—	0.25	—	10.72	5.78	0.96	0.85	†	0.85	†	1.97	†	3	279
02-27-09(5)–12-31-09	9.99	0.20		0.47	0.67	0.21	0.08	—	0.29	—	10.37	6.74	0.94	0.84	†	0.84	†	2.42	†	3	380

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

(a)	Excluding a payment by affiliate in the period ended December 31, 2009, FTSE 100 Index® total return would have been 15.08% and 15.18% on classes ADV and I, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series that are in this report are: ING Australia Index Portfolio (“Australia Index”), ING Emerging Markets Index Portfolio (“Emerging Markets Index”), ING Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), ING FTSE 100 Index® Portfolio (“FTSE 100 Index®”), ING Hang Seng Index Portfolio (“Hang Seng Index”), ING International Index Portfolio (“International Index”), ING Japan TOPIX Index Portfolio (“Japan TOPIX Index”), ING RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), ING RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), and ING U.S. Bond Index Portfolio (“U.S. Bond Index”) (each a “Portfolio”, collectively the “Portfolios”). All of the Portfolios are diversified, except Australia Index, Emerging Markets Index, FTSE 100 Index®, and Hang Seng Index, which are non-diversified Portfolios of the Company. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Company is authorized to offer four classes of shares, referred to as Adviser Class (“Class ADV”), Class I, Class S, and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.

There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or Sub-Adviser’s

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolio’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index, Japan TOPIX Index and U.S. Bond Index would incur if the counterparties to its derivative transactions failed to perform would be $961, $77,950, $38, $14,172 and $297,833, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and swaps were they to be unwound as of December 31, 2013. As of December 31, 2013, certain counterparties have pledged $514,000 principal amount in U.S. Treasury Bills as collateral to U.S. Bond Index.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2013, Australia Index, Euro STOXX® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index had a net liability position of $5,399, $8,382, $10,647, $241, and $328,527, respectively, on

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2013, there was no collateral posted by any Portfolio for open OTC derivative instruments.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2013, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2013, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Australia Index	$4,163,263	$868,719
Euro STOXX 50® Index	6,108,507	1,073,033
FTSE 100 Index®	5,255,122	1,026,136
Hang Seng Index	4,441,632	1,057,112
Japan TOPIX Index	8,795,382	2,806,104

For the year ended December 31, 2013, the above Portfolios used forward foreign currency contracts to protect their non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract as of December 31, 2013.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, the below Portfolios have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market. Australia Index also uses futures contracts as a substitute for purchasing additional securities in the index to increase market exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2013, the Portfolios had average notional values on futures contracts purchased as disclosed below:

Australia Index	$4,564,037
Emerging Markets Index	12,642,909
Euro STOXX 50® Index	7,596,160
FTSE 100 Index®	8,824,296
Hang Seng Index	4,824,812
International Index	28,408,294
Japan TOPIX Index	10,891,715
RussellTM Large Cap Growth Index	4,491,222
RussellTM Large Cap Index	22,653,206
RussellTM Large Cap Value Index	4,843,930
RussellTM Mid Cap Growth Index	3,936,046
RussellTM Mid Cap Index	38,336,742
RussellTM Small Cap Index	41,711,290

J. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties may enter into swap pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed in a table following the Summary Portfolio of Investments for U.S. Bond Index. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same

For the year ended December 31, 2013, U.S. Bond Index had an average notional amount of $31,000,000 on credit default swaps to sell protection on credit indices. The Portfolio enters in credit default swaps on CDX indices to gain additional exposure to certain sectors of the credit market. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps to sell protection at December 31, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2013, U.S. Bond Index had posted $600,000 in cash collateral as initial margin for centrally cleared credit default swaps.

K. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price. At December 31, 2013, U.S. Bond had posted $320,000 in cash collateral for delayed-delivery securities.

N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Australia Index	$42,115,592	$26,076,409
Emerging Markets Index	583,791,506	75,911,347
Euro STOXX 50® Index	92,604,620	347,962,174
FTSE 100 Index®	37,661,067	175,584,095
Hang Seng Index	12,064,073	40,789,214
International Index	157,111,553	12,949,664
Japan TOPIX Index	18,679,908	155,624,987
RussellTM Large Cap Growth Index	42,565,147	70,191,562
RussellTM Large Cap Index	46,436,802	42,030,238
RussellTM Large Cap Value Index	31,360,947	24,359,789
RussellTM Mid Cap Growth Index	75,514,540	104,735,311
RussellTM Mid Cap Index	475,605,405	288,598,562
RussellTM Small Cap Index	116,104,170	143,103,275
U.S. Bond Index	268,782,214	165,527,716

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$8,129,196,608	$7,856,608,801

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.60%
Emerging Markets Index(2)	0.55%
Euro STOXX 50® Index(1)	0.60%
FTSE 100 Index®(1)	0.60%
Hang Seng Index(3)	0.60% on the first $250 million; 0.50% on the next $250 million; and 0.45% thereafter
International Index	0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% thereafter
Japan TOPIX Index(1)	0.60%
RussellTM Large Cap Growth Index(3)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES (continued)

RussellTM Large Cap Index	0.25% on the first $1 billion; 0.23% on the next $1 billion; and 0.21% thereafter
RussellTM Large Cap Value Index(3)	0.45% on the first $250 million; 0.35% on the next $250 million; and 0.30% thereafter
RussellTM Mid Cap Growth Index(3)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter
RussellTM Mid Cap Index	0.31% on the first $2 billion; 0.24% on the next $2 billion; and 0.18% thereafter
RussellTM Small Cap Index	0.33% on the first $1 billion; 0.31% on the next $1 billion; and 0.29% thereafter
U.S. Bond Index	0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; and 0.24% thereafter

(1)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of the Portfolio’s advisory fee. This side agreement will renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this side agreement requires approval by the Board.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.15% of the Portfolio’s advisory fee. This side agreement will renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this side agreement requires approval by the Board.

(3)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the Portfolio’s advisory fee. This side agreement will renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this side agreement requires approval by the Board.

The Investment Adviser entered into a sub-advisory agreement with ING IM. ING IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

IFS acts as administrator to the Portfolios and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Pursuant to a side agreement, IFS has agreed to waive the administration fee for Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index. Any fees waived or reimbursed are not eligible for recoupment. There is no guarantee these waivers will continue. Termination or modification of these contractual waivers requires approval by the Board.

Hang Seng Data Services Limited receives an annual licensing fee for the Hang Seng Index. Standard & Poor’s Financial Services LLC, MSCI Inc., STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Emerging Markets Index and International Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index, respectively.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this contractual waiver requires approval by the Board. The Distributor has also contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee these waivers will continue.

Class S shares of the Portfolios have a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S. Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Companies/Subsidiary	Portfolios	Percentage
ING Index Solution 2025 Portfolio	International Index	10.36%
ING Index Solution 2035 Portfolio	International Index	11.34%
ING Index Solution 2045 Portfolio	International Index	7.50%
ING Life Insurance and Annuity Company	International Index	12.86%
	RussellTM Large Cap Growth Index	9.90%
	RussellTM Large Cap Index	29.68%
	RussellTM Large Cap Value Index	10.14%
	RussellTM Mid Cap Index	14.12%
	RussellTM Small Cap Index	21.35%
ING National Trust	RussellTM Large Cap Index	10.67%
	RussellTM Large Cap Value Index	9.52%
	RussellTM Small Cap Index	5.39%
ING Retirement Conservative Portfolio	U.S. Bond Index	6.69%
ING Retirement Growth Portfolio	Australia Index	55.52%
	Emerging Markets Index	46.10%
	Euro STOXX 50® Index	51.68%
	FTSE 100 Index®	54.80%
	Hang Seng Index	36.06%
	Japan TOPIX Index	53.45%
	RussellTM Mid Cap Index	32.36%
	RussellTM Small Cap Index	27.06%
	U.S. Bond Index	28.93%
ING Retirement Moderate Growth Portfolio	Australia Index	29.59%
	Emerging Markets Index	25.93%
	Euro STOXX 50® Index	27.54%
	FTSE 100 Index®	29.20%
	Hang Seng Index	19.22%
	Japan TOPIX Index	28.48%
	RussellTM Mid Cap Index	19.11%
	RussellTM Small Cap Index	12.18%
	U.S. Bond Index	27.34%
ING Retirement Moderate Portfolio	Australia Index	13.46%
	Emerging Markets Index	11.79%
	Euro STOXX 50® Index	12.53%
	FTSE 100 Index®	13.28%
	Hang Seng Index	8.74%
	Japan TOPIX Index	12.95%
	RussellTM Mid Cap Index	7.76%
	U.S. Bond Index	16.43%
ING Solution 2025 Portfolio	International Index	6.73%
ING Solution 2035 Portfolio	International Index	8.53%
ING Solution 2045 Portfolio	International Index	5.88%
ING USA Annuity and Life Insurance Company	Euro STOXX 50® Index	6.66%
	Hang Seng Index	32.44%
	International Index	9.86%
	RussellTM Large Cap Growth Index	40.40%
	RussellTM Large Cap Index	56.37%
	RussellTM Large Cap Value Index	53.19%
	RussellTM Mid Cap Growth Index	92.34%
	RussellTM Mid Cap Index	8.09%
	RussellTM Small Cap Index	23.96%
ReliaStar Life Insurance Company	RussellTM Large Cap Growth Index	34.90%
	RussellTM Large Cap Value Index	20.33%
Security Life of Denver Insurance Company	RussellTM Large Cap Growth Index	10.61%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios. These security purchases were related to the initial subscriptions of shares of the portfolio by affiliated ING Portfolios.

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts defined are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Portfolio	Accrued Expenses	Amount
Euro Stoxx 50® Index	Custody	$76,004
	License	68,307
FTSE 100® Index	Custody	44,350
	Misc.	27,702
	Postage	46,070
Hang Seng Index	Custody	42,539

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
International Index	1.00%	0.50%	0.75%	0.90%
RussellTM Large Cap Growth Index(1)	N/A	N/A	N/A	N/A
RussellTM Large Cap Index	0.87%	0.37%	0.62%	0.77%
RussellTM Large Cap Value Index(1)	N/A	N/A	N/A	N/A
RussellTM Mid Cap Index	0.93%	0.43%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%

(1)	Pursuant to a side letter agreement, through May 1, 2014, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. The amounts waived are not eligible for recoupment. Termination or modification of this side letter agreement requires approval by the Board.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
International Index	$203,421	$331,151	$296,569	$831,141
RussellTM Large Cap Index	50,067	78,829	62,087	190,983
RussellTM Mid Cap Index	235,653	189,841	18,628	444,122
RussellTM Small Cap Index	147,228	137,893	45,921	331,042

The Expense Limitation Agreements are contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with BNY (the “Credit Agreement”) for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	11	$2,902,273	1.09%
Emerging Markets Index	23	7,505,000	1.12%
Euro STOXX 50® Index	8	1,424,375	1.10%
FTSE 100 Index®	22	825,636	1.10%
Hang Seng Index	8	4,068,125	1.10%
International Index	6	729,167	1.13%
Japan TOPIX Index	10	2,870,000	1.16%
RussellTM Large Cap Growth Index	2	902,500	1.11%
RussellTM Large Cap Index	2	1,372,500	1.12%
RussellTM Mid Cap Growth Index	3	663,333	1.09%
RussellTM Small Cap Index	7	943,571	1.13%
U.S. Bond Index	11	12,540,000	1.10%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV
12/31/2013	—	—	—	(1)	(1)	—	—	—	(12)	(12)
12/31/2012	—	—	—*	—	—	—	—	1	—	1
Class I
12/31/2013	5,194,866	—	963,238	(4,576,415)	1,581,689	52,186,544	—	10,345,175	(47,285,851)	15,245,868
12/31/2012	2,411,691	—	837,874	(6,112,901)	(2,863,336)	20,220,938	—	7,909,533	(58,520,274)	(30,389,803)
Emerging Markets Index
Class ADV
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
Class I
12/31/2013	54,356,491	—	307,714	(9,793,453)	44,870,752	618,514,259	—	3,501,787	(108,246,048)	513,769,998
12/31/2012	8,880,439	—	5,280	(5,480,110)	3,405,609	100,512,177	—	60,878	(59,342,600)	41,230,455
Class S
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
Class S2
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
Euro STOXX 50® Index
Class ADV
12/31/2013	3,146,597	—	49,202	(1,049,722)	2,146,077	33,984,875	—	475,786	(10,557,738)	23,902,923
12/31/2012	1,465,062	—	18,995	(922,273)	561,784	13,432,326	—	160,508	(8,189,694)	5,403,140
Class I
12/31/2013	6,759,009	—	2,308,526	(35,914,703)	(26,847,168)	65,804,385	—	22,415,790	(370,239,009)	(282,018,834)
12/31/2012	15,593,591	—	3,362,568	(29,700,392)	(10,744,233)	115,257,753	—	28,413,701	(266,950,309)	(123,278,855)
FTSE 100 Index®
Class ADV
12/31/2013	1,193,207	—	23,057	(986,106)	230,158	14,742,533	—	275,073	(12,173,072)	2,844,534
12/31/2012	298,578	—	17,628	(323,691)	(7,485)	3,570,414	—	205,898	(3,881,891)	(105,579)
Class I
12/31/2013	3,132,046	—	2,598,810	(15,884,719)	(10,153,863)	37,783,396	—	31,107,762	(202,006,887)	(133,115,729)
12/31/2012	4,301,819	—	3,934,461	(10,246,373)	(2,010,093)	44,945,540	—	46,033,192	(120,789,488)	(29,810,756)
Hang Seng Index
Class ADV
12/31/2013	52,175	—	4,432	(41,611)	14,996	715,475	—	59,347	(563,568)	211,254
12/31/2012	114,549	—	851	(170,387)	(54,987)	1,452,559	—	10,796	(2,154,767)	(691,412)
Class I
12/31/2013	791,709	—	240,977	(2,343,698)	(1,311,012)	10,598,675	—	3,243,544	(32,654,791)	(18,812,572)
12/31/2012	772,849	—	97,846	(2,411,332)	(1,540,637)	8,819,866	—	1,246,557	(31,354,007)	(21,287,584)
Class S
12/31/2013	1,111,061	—	150,234	(2,233,975)	(972,680)	15,872,595	—	2,017,644	(30,411,769)	(12,521,530)
12/31/2012	972,075	—	41,016	(1,312,346)	(299,255)	12,802,895	—	521,717	(16,289,045)	(2,964,433)
International Index
Class ADV
12/31/2013	608,161	—	18,217	(177,122)	449,256	5,442,835	—	162,139	(1,581,019)	4,023,955
12/31/2012	522,290	—	17,120	(235,657)	303,753	4,088,849	—	131,826	(1,766,379)	2,454,296
Class I
12/31/2013	23,186,556	—	938,270	(11,627,290)	12,497,536	215,822,524	—	8,444,603	(106,101,785)	118,165,342
12/31/2012	17,811,322	—	883,305	(11,402,281)	7,292,346	140,023,550	—	6,872,113	(89,854,952)	57,040,711

*	Amount is less than 0.500 share or $0.50.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Index (continued)
Class S
12/31/2013	5,120,505	—	238,169	(3,320,962)	2,037,712	46,426,609	—	2,134,036	(30,152,264)	18,408,381
12/31/2012	1,983,549	—	266,932	(2,184,320)	66,161	15,377,542	—	2,066,057	(16,783,513)	660,086
Class S2
12/31/2013	104,829	—	5,014	(51,388)	58,455	964,977	—	44,782	(456,381)	553,378
12/31/2012	198,980	—	1,315	(12,510)	187,785	1,583,682	—	10,178	(94,528)	1,499,332
Japan TOPIX Index
Class ADV
12/31/2013	1,937,168	—	29,114	(1,276,870)	689,412	20,820,861	—	317,051	(13,658,470)	7,479,442
12/31/2012	555,946	—	51,543	(1,067,025)	(459,536)	5,357,998	—	472,128	(10,044,277)	(4,214,151)
Class I
12/31/2013	3,790,571	—	882,544	(16,297,211)	(11,624,096)	40,458,961	—	9,672,687	(179,934,563)	(129,802,915)
12/31/2012	5,268,857	—	3,642,759	(8,479,991)	431,625	45,288,987	—	33,513,377	(79,909,586)	(1,107,222)
RussellTM Large Cap Growth Index
Class ADV
12/31/2013	2,876	—	250	(24,056)	(20,930)	53,839	—	4,525	(503,426)	(445,062)
12/31/2012	4,251	—	148	(264)	4,135	69,311	—	2,473	(4,406)	67,378
Class I
12/31/2013	260,450	—	197,039	(1,730,705)	(1,273,216)	4,973,932	—	3,593,992	(32,683,420)	(24,115,496)
12/31/2012	597,977	—	165,387	(2,058,631)	(1,295,267)	9,786,351	—	2,776,854	(33,893,675)	(21,330,470)
Class S
12/31/2013	1,800,393	—	120,855	(2,207,867)	(286,619)	34,552,921	—	2,198,353	(41,668,418)	(4,917,144)
12/31/2012	2,680,713	—	102,095	(3,345,010)	(562,202)	44,489,784	—	1,709,063	(55,370,696)	(9,171,849)
RussellTM Large Cap Index
Class ADV
12/31/2013	1,288,430	—	26,174	(594,623)	719,981	15,901,163	—	312,521	(7,234,250)	8,979,434
12/31/2012	996,928	—	17,275	(338,134)	676,069	10,665,647	—	183,812	(3,561,853)	7,287,606
Class I
12/31/2013	1,906,734	—	197,032	(2,021,016)	82,750	24,099,261	—	2,382,110	(26,149,199)	332,172
12/31/2012	2,697,459	—	251,091	(1,399,160)	1,549,390	28,834,788	—	2,699,231	(14,987,805)	16,546,214
Class S
12/31/2013	5,740,785	—	605,534	(8,482,834)	(2,136,515)	70,759,364	—	7,284,570	(107,926,636)	(29,882,702)
12/31/2012	9,916,481	—	885,690	(9,669,972)	1,132,199	107,111,380	—	9,476,882	(102,960,907)	13,627,355
Class S2
12/31/2013	244,055	—	2,881	(69,710)	177,226	3,022,856	—	35,086	(886,253)	2,171,689
12/31/2012	32,344	—	591	(6,707)	26,228	352,857	—	6,412	(71,870)	287,399
RussellTM Large Cap Value Index
Class ADV
12/31/2013	434	—	47	(10)	471	7,135	—	723	(164)	7,694
12/31/2012	430	—	34	(311)	153	5,720	—	457	(4,431)	1,746
Class I
12/31/2013	108,936	—	69,762	(544,267)	(365,569)	1,769,736	—	1,090,379	(8,847,067)	(5,986,952)
12/31/2012	335,388	—	61,907	(631,223)	(233,928)	4,501,429	—	839,456	(8,525,855)	(3,184,970)
Class S
12/31/2013	2,871,110	—	128,465	(2,198,709)	800,866	46,547,726	—	2,002,774	(36,845,293)	11,705,207
12/31/2012	3,797,000	—	65,183	(2,461,105)	1,401,078	51,268,711	—	881,924	(33,481,089)	18,669,546
RussellTM Mid Cap Growth Index
Class ADV
12/31/2013	—	—	—	—	—	—	—	—	—	—
12/31/2012	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2013	128,183	—	2,165	(121,131)	9,217	2,761,969	—	44,082	(2,650,254)	155,797
12/31/2012	78,854	—	1,458	(119,604)	(39,292)	1,387,041	—	26,673	(2,075,868)	(662,154)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($
RussellTM Mid Cap Growth Index (continued)
Class S
12/31/2013	1,125,771	—	110,363	(2,718,988)	(1,482,854)	23,453,605	—	2,243,685	(58,790,838)	(33,093,548)
12/31/2012	916,072	—	52,602	(2,937,804)	(1,969,130)	16,371,126	—	960,549	(51,548,641)	(34,216,966)
Class S2
12/31/2013	33,151	—	676	(28,815)	5,012	668,568	—	13,731	(622,550)	59,749
12/31/2012	9,946	—	154	(21,814)	(11,714)	180,990	—	2,809	(389,109)	(205,310)
RussellTM Mid Cap Index
Class ADV
12/31/2013	2,699,666	—	207,029	(643,620)	2,263,075	37,369,235	—	2,748,775	(9,108,289)	31,009,721
12/31/2012	1,661,710	—	116,952	(334,683)	1,443,979	19,551,333	—	1,389,394	(3,939,462)	17,001,265
Class I
12/31/2013	27,701,721	—	5,397,772	(28,117,705)	4,981,788	392,590,929	—	72,842,172	(398,545,631)	66,887,470
12/31/2012	11,438,480	—	5,375,466	(17,634,676)	(820,730)	136,186,898	—	64,666,855	(211,357,132)	(10,503,379)
Class S
12/31/2013	6,531,996	—	733,333	(3,501,165)	3,764,164	91,380,739	—	9,831,249	(49,854,970)	51,357,018
12/31/2012	4,725,288	—	637,886	(3,216,732)	2,146,442	56,988,171	—	7,635,489	(38,297,247)	26,326,413
Class S2
12/31/2013	697,328	—	31,231	(146,102)	582,457	9,703,579	—	415,699	(2,036,503)	8,082,775
12/31/2012	380,076	—	12,982	(73,009)	320,049	4,511,544	—	154,488	(854,241)	3,811,791
RussellTM Small Cap Index
Class ADV
12/31/2013	1,667,314	—	168,230	(692,102)	1,143,442	24,074,604	—	2,205,500	(10,002,102)	16,278,002
12/31/2012	1,029,034	—	120,030	(333,833)	815,231	12,459,830	—	1,447,563	(4,036,371)	9,871,022
Class I
12/31/2013	3,538,275	—	2,226,312	(10,087,117)	(4,322,530)	52,134,351	—	29,699,000	(147,957,410)	(66,124,059)
12/31/2012	4,145,288	—	2,553,772	(6,537,740)	161,320	50,788,920	—	31,232,628	(81,080,609)	940,939
Class S
12/31/2013	7,238,885	—	857,724	(3,888,733)	4,207,876	106,531,390	—	11,373,421	(55,756,911)	62,147,900
12/31/2012	5,736,888	—	886,437	(5,759,435)	863,890	70,745,151	—	10,787,936	(71,008,726)	10,524,361
Class S2
12/31/2013	579,397	—	29,326	(269,742)	338,981	8,198,959	—	384,463	(4,204,071)	4,379,351
12/31/2012	356,502	—	17,484	(90,263)	283,723	4,278,040	—	210,680	(1,103,712)	3,385,008
U.S. Bond Index
Class ADV
12/31/2013	559,044	—	29,659	(380,119)	208,584	5,983,221	—	316,209	(4,042,044)	2,257,386
12/31/2012	807,463	—	36,395	(660,838)	183,020	8,858,010	—	396,980	(7,288,012)	1,966,978
Class I
12/31/2013	113,443,189	—	10,936,850	(100,843,093)	23,536,946	1,216,588,484	—	116,710,924	(1,071,035,530)	262,263,878
12/31/2012	79,940,334	—	15,928,482	(68,132,208)	27,736,608	887,062,375	—	174,290,373	(751,408,079)	309,944,669
Class S
12/31/2013	2,559,289	—	563,286	(7,730,458)	(4,607,883)	26,946,568	—	6,009,391	(82,338,639)	(49,382,680)
12/31/2012	3,847,908	—	1,070,953	(9,577,477)	(4,658,616)	42,266,111	—	11,682,597	(105,626,942)	(51,678,234)
Class S2
12/31/2013	162,173	—	2,256	(33,368)	131,061	1,712,435	—	23,938	(351,917)	1,384,456
12/31/2012	56,045	—	784	(19,479)	37,350	616,117	—	8,596	(215,300)	409,413

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

Australia Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$233,777	$(233,777)	$—
Citigroup Global Markets	63,328	(63,328)	—
Credit Suisse Securities	117,841	(117,841)	—
Deutsche Bank AG	470,162	(470,162)	—
Goldman Sachs & Company	854,548	(854,548)	—
JPMorgan Securities PLC	351,254	(351,254)	—
Macquarie Bank Ltd.	55,951	(55,951)	—
Merrill Lynch	46,763	(46,763)	—
Merrill Lynch International Ltd.	46,904	(46,904)	—
Morgan Stanley & Co. LLC	49,732	(49,732)	—
Scotia Capital	101,667	(101,667)	—
UBS AG	644,784	(644,784)	—
UBS Securities, LLC	38,983	(38,983)	—
Total	$3,075,694	$(3,075,694)	$—

(1)	Collateral with a fair value of $3,256,541 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$47,475	$(47,475)	$—
Citigroup Global Markets	461,103	(461,103)	—
Citigroup Global Markets Ltd.	136,587	(136,587)	—
Credit Suisse Securities	358,564	(358,564)	—
Deutsche Bank AG	236,486	(236,486)	—
Deutsche Bank Securities	50,615	(50,615)	—
Goldman Sachs & Company	701,559	(701,559)	—
Goldman Sachs International	1,346,504	(1,346,504)	—
HSBC Bank PLC	718,341	(718,341)	—
JPMorgan Securities PLC	384,171	(384,171)	—
Macquarie Bank Ltd.	1,426,324	(1,426,324)	—
Merrill Lynch	64,545	(64,545)	—
Merrill Lynch International Ltd.	413,854	(413,854)	—
Mizuho Securities USA	109,369	(109,369)	—
Morgan Stanley & Co. LLC	3,880,621	(3,880,621)	—
UBS AG	215,325	(215,325)	—
UBS Securities, LLC	524,518	(524,518)	—
Total	$11,075,961	$(11,075,961)	$—

(1)	Collateral with a fair value of $11,761,469 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hang Seng Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$288,322	$(288,322)	$—
Goldman Sachs & Company	152,937	(152,937)	—
Merrill Lynch	131,369	(131,369)	—
Total	$572,628	$(572,628)	$—

(1)	Collateral with a fair value of $611,004 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$408,504	$(408,504)	$—
Credit Suisse Securities	104,340	(104,340)	—
Goldman Sachs & Company	196,975	(196,975)	—
Goldman Sachs International	110,828	(110,828)	—
Macquarie Bank Ltd.	208,828	(208,828)	—
Merrill Lynch	635	(635)	—
Morgan Stanley & Co. LLC	115,203	(115,203)	—
Nomura Securities International, Inc.	100,098	(100,098)	—
Scotia Capital	24,669	(24,669)	—
Societe Generale	122,719	(122,719)	—
UBS AG	257,287	(257,287)	—
UBS Securities, LLC	828,145	(828,145)	—
Total	$2,478,231	$(2,478,231)	$—

(1)	Collateral with a fair value of $2,607,418 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$32,903	$(32,903)	$—
Barclays Capital Securities	20,898	(20,898)	—
Citigroup Global Markets	326,177	(326,177)	—
Credit Suisse Securities	538,935	(538,935)	—
Deutsche Bank AG	198,831	(198,831)	—
Deutsche Bank Securities	39,568	(39,568)	—
Goldman Sachs & Company	192,776	(192,776)	—
HSBC Bank PLC	87,028	(87,028)	—
Macquarie Bank Ltd.	25,668	(25,668)	—
Merrill Lynch International Ltd.	17,451	(17,451)	—
Morgan Stanley & Co. LLC	305,094	(305,094)	—
Nomura International PLC	6,067	(6,067)	—
Nomura Securities International	226,221	(226,221)	—
Societe Generale	794,978	(794,978)	—
UBS Securities, LLC	100,662	(100,662)	—
Total	$2,913,257	$(2,913,257)	$—

(1)	Collateral with a fair value of $3,062,998 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Large Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$53,672	$(53,672)	$—
Deutsche Bank Securities	185,161	(185,161)	—
UBS Securities, LLC	19,968	(19,968)	—
Total	$258,801	$(258,801)	$—

(1)	Collateral with a fair value of $264,258 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Large Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$173,785	$(173,785)	$—
UBS Securities, LLC	106,497	(106,497)	—
Total	$280,282	$(280,282)	$—

(1)	Collateral with a fair value of $286,026 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Large Cap Value Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$26,685	$(26,685)	$—
Deutsche Bank Securities	2,844	(2,844)	—
Total	$29,529	$(29,529)	$—

(1)	Collateral with a fair value of $30,136 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$17,403	$(17,403)	$—
Credit Suisse Securities	213,886	(213,886)	—
Deutsche Bank Securities	183,688	(183,688)	—
Goldman Sachs & Company	2,853,021	(2,853,021)	—
JPMorgan Clearing Corp.	1,126,233	(1,126,233)	—
Morgan Stanley & Co. LLC	1,558,877	(1,558,877)	—
National Financial	268,248	(268,248)	—
UBS Securities, LLC	86,541	(86,541)	—
Total	$6,307,897	$(6,307,897)	$—

(1)	Collateral with a fair value of $6,451,966 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

RussellTM Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$10,640	$(10,640)	$—
Barclays Capital Inc.	418,411	(418,411)	—
Citigroup Global Markets	634,239	(634,239)	—
Commerz Markets LLC	8,192	(8,192)	—
Deutsche Bank Securities	4,620,104	(4,620,104)	—
Goldman Sachs & Company	9,305,595	(9,305,595)	—
JPMorgan Clearing Corp.	5,675,109	(5,675,109)	—
Merrill Lynch	206,737	(206,737)	—
Morgan Stanley & Co. LLC	16,726,134	(16,726,134)	—
National Financial	2,887,502	(2,887,502)	—
SG Americas Security LLC	1,540	(1,540)	—
Total	$40,494,203	$(40,494,203)	$—

(1)	Collateral with a fair value of $41,519,069 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

RussellTM Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$359,649	$(359,649)	$—
BNP PrimeBrokerage	350,203	(350,203)	—
Barclays Capital Inc.	466,686	(466,686)	—
Citadel	149,724	(149,724)
Citigroup Global Markets	2,378,093	(2,378,093)	—
Deutsche Bank Securities	4,903,275	(4,903,275)	—
Goldman Sachs & Company	6,106,216	(6,106,216)	—
JPMorgan Clearing Corp.	9,991,437	(9,991,437)	—
Janney Montgomery Scott	46,609	(46,609)
Merrill Lynch	873,179	(873,179)	—
Morgan Stanley & Co. LLC	21,408,077	(21,408,077)	—
National Financial	1,889,898	(1,889,898)	—
SG Americas Security LLC	830,391	(830,391)	—
Scotia Capital	20,025	(20,025)
Wells Fargo Securities	6,260	(6,260)
Total	$49,779,722	$(49,779,722)	$—

(1)	Collateral with a fair value of $51,336,162 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,746,300	$(2,746,300)	$—
Citigroup Global Markets	814,348	(814,348)	—
Credit Suisse Securities USA	3,296,367	(3,296,367)	—
Goldman Sachs & Company	1,107,842	(1,107,842)	—
Merrill Lynch	61,942	(61,942)	—
Morgan Stanley & Co. LLC	282,011	(282,011)	—
Wells Fargo Securities	248,276	(248,276)
Total	$8,557,086	$(8,557,086)	$—

(1)	Collateral with a fair value of $8,774,097 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, and Japan TOPIX Index). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Emerging Markets Index, Hang Seng Index, and International Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (Australia Index, Emerging Markets Index, FTSE 100® Index and Hang Seng Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Investment by Funds-of-Funds (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, Japan TOPIX Index, RussellTM Mid Cap Index, RussellTM Small Cap Index and U.S. Bond Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

to minimize any adverse effects of the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$(689,588)	$689,588
Emerging Markets Index	(466,644)	466,644
Euro STOXX 50® Index	541,580	(541,580)
FTSE 100 Index®	347,876	(347,876)
Hang Seng Index	(1,787)	1,787
International Index	1,278,671	(1,278,671)
Japan TOPIX Index	(105,470)	105,470
RussellTM Large Cap Growth Index	(3,000)	3,000
RussellTM Large Cap Index	(11,126)	11,126
RussellTM Large Cap Value Index	(9,389)	9,389
RussellTM Mid Cap Growth Index	(11,264)	11,264
RussellTM Mid Cap Index	(32,241)	32,241
RussellTM Small Cap Index	284,059	(284,059)
U.S. Bond Index(1)	16,063,884	(16,063,884)

(1)	$15,804,891 relates to the tax treatment of paydowns.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$10,345,331	$—	$7,909,583	$58
Emerging Markets Index	3,055,303	446,529	—	60,886
Euro STOXX 50® Index	22,891,576	—	28,574,209	—
FTSE 100 Index®	22,485,519	8,897,316	18,568,539	27,670,551
Hang Seng Index	5,320,535	—	1,779,070	—
International Index	10,785,560	—	9,080,174	—
Japan TOPIX Index	8,563,129	1,426,609	6,969,173	27,016,332
RussellTM Large Cap Growth Index	5,796,870	—	4,488,390	—
RussellTM Large Cap Index	10,014,287	—	12,366,337	—
RussellTM Large Cap Value Index	2,135,062	958,814	1,721,837	—
RussellTM Mid Cap Growth Index	2,301,530	—	990,036	—
RussellTM Mid Cap Index	35,714,984	50,122,911	22,377,052	51,469,174
RussellTM Small Cap Index	12,737,750	30,924,634	6,186,454	37,492,353
U.S. Bond Index	89,404,861	33,655,601	151,529,254	34,849,292

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Australia Index	$7,992,317	$—	$4,141,760	$(3,446,365)	LT	None
Emerging Markets Index	8,394,068	—	(11,888,884)	(4,380,346)	ST	None
Euro STOXX 50® Index	17,844,708	—	125,156,484	(805,470)	ST	2018
				(45,024,863)	LT	None
				$(45,830,333)
FTSE 100 Index®	17,435,005	33,142,535	121,803,253	—	—	—
Hang Seng Index	3,015,620	—	19,759,312	(348,360)	ST	2016
				(211,429)	ST	2017
				(1,897,933)	ST	None
				(754,740)	LT	None
				$(3,212,462)
International Index	13,338,418	—	165,992,209	(48,436,202)	ST	2015
				(14,301,357)	ST	2016
				(91,978,946)	ST	2017
				(1,826,920)	ST	2018
				$(156,543,425)*
Japan TOPIX Index	8,378,002	25,419,661	51,382,690	—	—	—
RussellTM Large Cap Growth Index	5,779,361	—	221,350,886	(13,255,297)	ST	2015
				(143,769,582)	ST	2016
				$(157,024,879)
RussellTM Large Cap Index	11,267,120	—	393,194,844	(17,688,641)	ST	2015
				(65,341,389)	ST	2016
				(125,559,316)	ST	2017
				(8,688,924)	ST	2018
				$(217,278,270)*
RussellTM Large Cap Value Index	2,594,317	2,735,245	54,106,246	(6,204,057)	ST	2015
				(3,099,362)	ST	2016
				$(9,303,419)*
RussellTM Mid Cap Growth Index	1,224,563	—	145,965,107	(102,595,032)	ST	2016
RussellTM Mid Cap Index	35,480,815	60,201,159	987,639,842	—	—	—
RussellTM Small Cap Index	17,320,359	51,631,106	399,953,426	—	—	—
U.S. Bond Index	1,470,220	—	1,980,718	(29,963,775)	ST	None
				(2,444,311)	LT	None
				$(32,408,086)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 15 — SUBSEQUENT EVENTS

On October 22, 2013, the Board approved a proposal to reorganize ING American Funds International Portfolio (the “Disappearing Portfolio”), which is not included in this report, with and into International Index (the “Reorganization”). The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 14, 2014. Additionally, if shareholder approval is obtained, the Investment Adviser would be contractually obligated to further limit expenses of International Index to 0.98%, 0.48%, 0.73%, and 0.88% for Class ADV, Class I, Class S, and Class S2, respectively, via a side letter agreement through May 1, 2016.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

On January 23, 2014, the Board approved a new expense limitation agreement for Hang Seng Index. Effective January 1, 2014, the new expense limitation agreement, through May 1, 2015, is 1.25%, 0.75%, and 1.00% for Class ADV, Class I, and Class S, respectively.

On January 23, 2014, the Board approved a new expense limitation agreement for RussellTM Mid Cap Growth Index. Effective January 1, 2014, the new expense limitation agreement, through May 1, 2015, is 1.00%, 0.50%, 0.75%, and 0.90% for Class ADV, Class I, Class S, and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING AUSTRALIA INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 4.5%
64,739		Crown Ltd.	$976,763	0.5
239,751		Tattersall’s Ltd.	664,694	0.3
45,421		Twenty-First Century Fox, Inc.	1,571,111	0.7
2,146,958		Other Securities(a)	6,063,629	3.0
			9,276,197	4.5

		Consumer Staples: 8.1%
90,286		Coca-Cola Amatil Ltd.	971,256	0.5
195,488		Wesfarmers Ltd.	7,696,913	3.8
214,357		Woolworths Ltd.	6,491,000	3.2
584,777		Other Securities	1,365,240	0.6
			16,524,409	8.1

		Energy: 5.9%
188,818		Oil Search Ltd.	1,371,734	0.7
188,222		Origin Energy Ltd.	2,372,081	1.2
164,821		Santos Ltd.	2,160,118	1.1
106,645		Woodside Petroleum Ltd.	3,714,275	1.8
1,253,588		Other Securities(a)	2,345,566	1.1
			11,963,774	5.9

		Financials: 44.1%
502,866		AMP Ltd.	1,976,473	1.0
33,086		ASX Ltd.	1,088,031	0.5
468,931		Australia & New Zealand Banking Group Ltd.	13,537,159	6.6
69,593		Bendigo Bank Ltd.	731,569	0.4
422,808		CFS Retail Property Trust	735,972	0.4
72,917	@, X	Chapter HA Units Contingent	—	—
275,511		Commonwealth Bank of Australia	19,196,747	9.4
803,658		Dexus Property Group	722,794	0.4
258,513		Goodman Group	1,095,255	0.5
267,153		GPT Group	812,449	0.4
390,946		Insurance Australia Group	2,035,508	1.0
90,647		Lend Lease Corp., Ltd.	904,628	0.4
55,160		Macquarie Group Ltd.	2,707,393	1.3
624,199		Mirvac Group	938,614	0.5
401,166		National Australia Bank Ltd.	12,521,167	6.1
208,671		QBE Insurance Group Ltd.	2,152,582	1.1
394,099		Stockland	1,274,163	0.6
219,906		Suncorp Group Ltd	2,581,217	1.3
332,304		Westfield Group	2,999,805	1.5
512,067		Westfield Retail Trust	1,360,372	0.7
531,398		Westpac Banking Corp.	15,404,476	7.5
1,776,390		Other Securities	5,184,597	2.5
			89,960,971	44.1

COMMON STOCK: (continued)
		Health Care: 4.7%
83,255		CSL Ltd.	$5,132,393	2.5
22,037		Ramsay Health Care Ltd.	852,859	0.4
67,694		Sonic Healthcare Ltd.	1,004,608	0.5
522,898		Other Securities(a)	2,496,277	1.3
			9,486,137	4.7

		Industrials: 6.5%
166,710		Asciano Group	859,463	0.4
367,788		Aurizon Holdings Ltd.	1,606,322	0.8
265,356		Brambles Ltd.	2,174,041	1.1
57,618		Seek Ltd.	692,706	0.3
373,445		Sydney Airport	1,269,201	0.6
253,234		Transurban Group	1,548,622	0.8
231,429	@, X	Virgin Australia Holdings Ltd.	—	—
1,873,071		Other Securities(a)	5,065,772	2.5
			13,216,127	6.5

		Information Technology: 0.8%
87,033		Computershare Ltd.	886,898	0.4
122,573		Other Securities(a)	745,267	0.4
			1,632,165	0.8

		Materials: 17.6%
206,247		Amcor Ltd.	1,948,159	1.0
548,513		BHP Billiton Ltd.	18,700,360	9.2
290,795		Fortescue Metals Group Ltd.	1,519,058	0.7
278,383		Incitec Pivot Ltd.	667,820	0.3
75,784		James Hardie Industries SE	879,528	0.4
130,470		Newcrest Mining Ltd.	916,195	0.5
62,934		Orica Ltd.	1,345,759	0.7
74,480		Rio Tinto Ltd.	4,558,697	2.2
2,847,822		Other Securities(a)	5,328,339	2.6
			35,863,915	17.6

		Telecommunication Services: 5.2%
2,126,767		Telstra Corp., Ltd.	9,982,174	4.9
168,579		Other Securities	691,785	0.3
			10,673,959	5.2

		Utilities: 1.6%
94,726		AGL Energy Ltd.	1,273,375	0.6
142,847		APA Group	766,682	0.4
965,585		Other Securities	1,159,895	0.6
			3,199,952	1.6

		Total Common Stock
		(Cost $194,639,458)	201,797,606	99.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING AUSTRALIA INDEX PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 1.6%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14–01/01/44)	$1,000,000	0.5
256,541	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $256,541, collateralized by various U.S. Government Securities, 0.000%–4.750%, Market Value plus accrued interest $261,672, due 05/15/14–08/15/43)	256,541	0.1
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15–08/15/53)	1,000,000	0.5
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14–04/15/30)	1,000,000	0.5
		3,256,541	1.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
1,489,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $1,489,000)	$1,489,000	0.7

	Total Short-Term Investments
	(Cost $4,745,541)	4,745,541	2.3

	Total Investments in Securities (Cost $199,384,999)	$206,543,147	101.3
	Liabilities in Excess of Other Assets	(2,616,953)	(1.3)
	Net Assets	$203,926,194	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $202,517,196.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,261,628
Gross Unrealized Depreciation	(22,235,677)
Net Unrealized Appreciation	$4,025,951

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING AUSTRALIA INDEX PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$478,161	$8,798,036	$—	$9,276,197
Consumer Staples	—	16,524,409	—	16,524,409
Energy	62,301	11,901,473	—	11,963,774
Financials	2,707,393	87,253,578	—	89,960,971
Health Care	570,179	8,915,958	—	9,486,137
Industrials	118,762	13,097,365	—	13,216,127
Information Technology	192,989	1,439,176	—	1,632,165
Materials	214,289	35,649,626	—	35,863,915
Telecommunication Services	—	10,673,959	—	10,673,959
Utilities	—	3,199,952	—	3,199,952
Total Common Stock	4,344,074	197,453,532	—	201,797,606
Short-Term Investments	1,489,000	3,256,541	—	4,745,541
Total Investments, at fair value	$5,833,074	$200,710,073	$—	$206,543,147
Other Financial Instruments+
Futures	115,402	—	—	115,402
Total Assets	$5,948,476	$200,710,073	$—	$206,658,549
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5,399)	$—	$(5,399)
Total Liabilities	$—	$(5,399)	$—	$(5,399)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Australia Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Australian Dollar	2,110,000	Buy	03/19/14	$1,880,097	$1,874,698	$(5,399)
							$(5,399)

ING Australia Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	19	03/20/14	$2,255,502	$115,402
			$2,255,502	$115,402

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING AUSTRALIA INDEX PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$115,402
Total Asset Derivatives		$115,402
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,399
Total Liability Derivatives		$5,399

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$102,155	$—	$102,155
Equity contracts	—	695,645	695,645
Total	$102,155	$695,645	$797,800

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$1,866	$—	$1,866
Equity contracts	—	105,687	105,687
Total	$1,866	$105,687	$107,553

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

Credit Suisse Group AG
Liabilities:
Forward foreign currency contracts	$5,399
Total Liabilities	$5,399
Net OTC derivative instruments by counterparty, at fair value	$(5,399)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(5,399)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING EMERGING MARKETS
INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Consumer Discretionary: 8.3%
99,700	X	Chongqing Changan Automobile Co. Ltd.	$196,718	0.0
215,700		Grupo Televisa S.A.	1,300,164	0.2
37,707		Grupo Televisa SAB ADR	1,141,014	0.2
10,563	@	Hyundai Mobis	2,940,781	0.5
23,989	@	Hyundai Motor Co.	5,384,732	0.9
41,062	@	Kia Motors Corp.	2,186,615	0.4
61,031		Naspers Ltd.	6,388,388	1.0
14,984,620		Other Securities(a)	31,056,293	5.1
			50,594,705	8.3

		Consumer Staples: 8.4%
275,565		AMBEV SA ADR	2,025,403	0.3
388,000		AMBEV SA	2,848,431	0.5
54,300		BRF — Brasil Foods SA	1,133,528	0.2
47,930		BRF SA ADR	1,000,299	0.2
40,825		Magnit OJSC GDR	2,711,517	0.4
822,300		Wal-Mart de Mexico SA de CV	2,157,699	0.4
10,905,285		Other Securities(a)	38,952,208	6.4
			50,829,085	8.4

		Energy: 10.6%
3,913,600		China Petroleum & Chemical Corp.	3,211,211	0.5
2,745,000		CNOOC Ltd.	5,105,090	0.9
1,462,280		Gazprom OAO	7,883,494	1.3
79,038		Lukoil OAO	4,925,069	0.8
3,260,000		PetroChina Co., Ltd.	3,577,987	0.6
152,671		Petroleo Brasileiro SA ADR	2,242,737	0.4
462,900		Petroleo Brasileiro SA	3,137,341	0.5
112,021	#	Reliance Industries Ltd. GDR	3,260,069	0.5
84,568		Sasol Ltd.	4,162,082	0.7
12,251,110		Other Securities(a)	26,626,896	4.4
			64,131,976	10.6

		Financials: 25.2%
152,879		Banco Bradesco SA ADR	1,915,574	0.3
11,716,000		Bank of China Ltd.	5,408,384	0.9
11,161,000		China Construction Bank	8,450,125	1.4
1,153,000		China Life Insurance Co., Ltd. (HKD)	3,634,020	0.6
392,160		China Life Insurance Co., Ltd. (TWD)	398,781	0.1
385,200		Grupo Financiero Banorte	2,695,353	0.4
89,324		HDFC Bank Ltd. ADR	3,076,319	0.5
233,158		Housing Development Finance Corp.	3,002,042	0.5
11,403,000		Industrial and Commercial Bank of China Ltd.	7,732,495	1.3
168,733	@, X	IOI Properties Group Sdn Bhd	129,299	0.0
182,397		Itau Unibanco Holding S.A. ADR	2,475,127	0.4

COMMON STOCK: (continued)
		Financials: (continued)
206,500		Itau Unibanco Holding S.A.	$2,743,997	0.4
59,930	@	KB Financial Group, Inc.	2,422,364	0.4
670,200		Malayan Banking BHD	2,036,870	0.3
292,000		Ping An Insurance Group Co. of China Ltd.	2,623,367	0.4
904,297		Sberbank	2,790,616	0.5
196,101		Sberbank of Russia ADR	2,466,951	0.4
66,630	@	Shinhan Financial Group Co., Ltd.	2,991,343	0.5
181,508		Standard Bank Group Ltd.	2,242,741	0.4
590,751,090		Other Securities(a)	93,851,055	15.5
			153,086,823	25.2

		Health Care: 1.5%
6,246,298		Other Securities	9,433,828	1.5

		Industrials: 6.3%
15,100,241		Other Securities(a)	37,970,340	6.3

		Information Technology: 15.0%
1,446,000	@, L, X	Hanergy Solar Group Ltd.	147,317	0.0
1,728,810		Hon Hai Precision Industry Co., Ltd.	4,663,123	0.8
82,560	@	SK Hynix, Inc.	2,887,747	0.5
72,960		Infosys Ltd. ADR	4,129,536	0.7
189,000		MediaTek, Inc.	2,817,024	0.5
4,344	@	NAVER Corp.	2,993,571	0.5
17,089		Samsung Electronics Co., Ltd.	22,267,775	3.7
3,815,000		Taiwan Semiconductor Manufacturing Co., Ltd.	13,470,612	2.2
71,793		Tata Consultancy Services Ltd.	2,523,243	0.4
157,500		Tencent Holdings Ltd.	10,084,327	1.6
13,816,749		Other Securities(a)	25,192,720	4.1
			91,176,995	15.0

		Materials: 9.3%
1,752,600	@	Cemex SA de CV	2,059,119	0.3
5,140	@, X	Hyundai Hysco Co. Ltd.	202,122	0.0
8,422	@, X	Hyundai Steel Co.	688,699	0.1
7,263	@	LG Chem Ltd.	2,065,899	0.4
10,148		POSCO	3,157,677	0.5
145,577		Vale SA ADR	2,039,534	0.3
351,600		Vale SA	5,133,293	0.9
15,484,599		Other Securities(a)	40,902,763	6.8
			56,249,106	9.3

		Telecommunication Services: 7.2%
132,041		America Movil S.A.B de CV ADR	3,085,798	0.5
2,847,200		America Movil SAB de CV	3,318,989	0.5
930,500		China Mobile Ltd.	9,692,392	1.6
260,477		MTN Group Ltd.	5,394,842	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EMERGING MARKETS
INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: (continued)
16,346,417		Other Securities(a)	$22,149,599	3.7
			43,641,620	7.2

		Utilities: 3.0%
89,791,136		Other Securities	18,061,121	3.0
		Total Common Stock
		(Cost $585,102,864)	575,175,599	94.8

PREFERRED STOCK: 2.4%
		Consumer Discretionary: 0.3%
9,232	@	Hyundai Motor Co.	1,125,076	0.2
63,800		Other Securities	425,378	0.1
			1,550,454	0.3

		Energy: 0.4%
343,400		Petroleo Brasileiro SA	2,486,075	0.4

		Financials: 0.7%
173,100		Banco Bradesco SA	2,134,356	0.3
147,100		Sberbank of Russia	360,223	0.1
452,330		Other Securities	1,927,527	0.3
			4,422,106	0.7

		Information Technology: 0.5%
3,182		Samsung Electronics Co., Ltd.	3,060,157	0.5

		Materials: 0.3%
279,200		Other Securities	1,851,118	0.3

		Utilities: 0.2%
139,459		Other Securities	927,964	0.2
		Total Preferred Stock
		(Cost $15,620,804)	14,297,874	2.4

RIGHTS: 0.0%
		Consumer Staples: 0.0%
84,367		Other Securities	19,328	0.0

		Total Rights
		(Cost $19,318)	19,328	0.0
		Total Long-Term Investments
		(Cost $600,742,986)	589,492,801	97.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
		Securities Lending Collateralcc(1): 2.0%
2,793,351		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,793,354, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $2,849,218, due 12/15/15–08/15/53)	2,793,351	0.5

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
2,793,351		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,793,356, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,849,218, due 04/30/15–03/01/48)	$2,793,351	0.4
2,793,351		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,793,356, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $2,849,219, due 01/24/14–02/01/47)	2,793,351	0.5
2,793,351		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,793,353, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $2,849,218, due 06/01/17–09/01/44)	2,793,351	0.5
588,065		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $588,065, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $599,827, due 01/23/14–08/15/23)	588,065	0.1
			11,761,469	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EMERGING MARKETS
INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.6%
15,855,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $15,855,000)	$15,855,000	2.6

	Total Short-Term Investments
	(Cost $27,616,469)	27,616,469	4.6

	Total Investments in Securities (Cost $628,359,455)	$617,109,270	101.8
	Liabilities in Excess of Other Assets	(10,643,900)	(1.8)
	Net Assets	$606,465,370	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $628,995,466.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$43,482,568
Gross Unrealized Depreciation	(55,368,764)
Net Unrealized Depreciation	$(11,886,196)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$7,479,324	$43,115,381	$—	$50,594,705
Consumer Staples	22,063,175	28,765,910	—	50,829,085
Energy	13,049,946	51,082,030	—	64,131,976
Financials	30,061,624	123,025,199	—	153,086,823
Health Care	2,279,000	7,154,828	—	9,433,828
Industrials	7,518,767	30,451,573	—	37,970,340
Information Technology	7,085,799	83,943,879	147,317	91,176,995
Materials	20,674,226	35,372,758	202,122	56,249,106
Telecommunication Services	12,085,784	31,555,836	—	43,641,620
Utilities	5,388,475	12,672,646	—	18,061,121
Total Common Stock	127,686,120	447,140,040	349,439	575,175,599
Preferred Stock	9,752,418	4,545,456	—	14,297,874
Rights	—	19,328	—	19,328
Short-Term Investments	15,855,000	11,761,469	—	27,616,469
Total Investments, at fair value	$153,293,538	$463,466,293	$349,439	$617,109,270
Other Financial Instruments+
Futures	401,315	—	—	401,315
Total Assets	$153,694,853	$463,466,293	$349,439	$617,510,585

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EMERGING MARKETS
INDEX PORTFOLIO

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Emerging Markets Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	352	03/21/14	$17,895,680	$401,315
			$17,895,680	$401,315

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$401,315
Total Asset Derivatives		$401,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(488,271)
Total	$(488,271)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$204,134
Total	$204,134

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING EURO STOXX 50® INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%
		Consumer Discretionary: 7.7%
63,680		Bayerische Motoren Werke AG	$7,478,143	1.4
194,699		DaimlerChrysler AG	16,896,920	3.2
41,995		Inditex S.A.	6,933,870	1.3
52,935		LVMH Moet Hennessy Louis Vuitton S.A.	9,670,948	1.8
			40,979,881	7.7

		Consumer Staples: 9.3%
147,335		Anheuser-Busch InBev Worldwide, Inc.	15,667,112	2.9
123,101		Carrefour S.A.	4,886,308	0.9
115,784		Groupe Danone	8,352,912	1.6
47,220		L’Oreal S.A.	8,292,476	1.6
311,614		Unilever NV	12,528,582	2.3
			49,727,390	9.3

		Energy: 8.6%
530,060		ENI S.p.A.	12,808,239	2.4
160,042		Repsol YPF S.A.	4,038,373	0.8
470,754		Total S.A.	28,894,737	5.4
			45,741,349	8.6

		Financials: 26.3%
89,607		Allianz AG	16,122,666	3.0
264,664		Assicurazioni Generali S.p.A.	6,218,110	1.2
404,259		AXA S.A.	11,257,695	2.1
2,245,749		Banco Santander Central Hispano S.A.	20,194,974	3.8
1,146,009		Banco Bilbao Vizcaya Argentaria S.A.	14,176,808	2.6
209,609		BNP Paribas	16,351,094	3.1
201,953		Deutsche Bank AG	9,702,146	1.8
765,155	**, @	ING Groep NV	10,688,135	2.0
2,760,922		Intesa Sanpaolo S.p.A.	6,791,070	1.3
31,888		Muenchener Rueckversicherungs AG	7,033,563	1.3
158,226		Societe Generale	9,200,956	1.7
19,261		Unibail-Rodamco SE	4,935,831	0.9
1,069,564		UniCredit SpA	7,889,829	1.5
			140,562,877	26.3

		Health Care: 9.9%
163,811		Bayer AG	23,000,896	4.3
42,684		Essilor International SA	4,541,911	0.8
238,718		Sanofi	25,493,967	4.8
			53,036,774	9.9

		Industrials: 12.5%
90,798		Cie de Saint-Gobain	5,001,816	0.9
187,860		Deutsche Post AG	6,861,613	1.3
115,018		European Aeronautic Defence and Space Co. NV	8,829,991	1.7

COMMON STOCK: (continued)
		Industrials: (continued)
185,814		Koninklijke Philips NV	$6,841,920	1.3
110,023		Schneider Electric S.A.	9,598,612	1.8
164,780		Siemens AG	22,594,496	4.2
104,425		Vinci S.A.	6,864,014	1.3
			66,592,462	12.5

		Information Technology: 4.4%
76,037		ASML Holding NV	7,121,782	1.3
187,815		SAP AG	16,287,688	3.1
			23,409,470	4.4

		Materials: 6.0%
61,933		Air Liquide	8,765,645	1.7
182,069		BASF AG	19,433,014	3.6
146,484		CRH PLC	3,712,198	0.7
			31,910,857	6.0

		Telecommunication Services: 6.5%
602,313		Deutsche Telekom AG	10,378,010	1.9
383,236		Orange S.A.	4,757,943	0.9
788,700		Telefonica S.A.	12,895,898	2.4
251,918		Vivendi	6,644,969	1.3
			34,676,820	6.5

		Utilities: 5.6%
396,529		E.ON AG	7,331,019	1.4
1,261,596		Enel S.p.A.	5,504,866	1.0
302,381		Gaz de France	7,111,855	1.3
998,600		Iberdrola S.A.	6,372,853	1.2
95,613		RWE AG	3,503,181	0.7
			29,823,774	5.6

		Total Common Stock
		(Cost $365,204,173)	516,461,654	96.8

PREFERRED STOCK: 1.5%
		Consumer Discretionary: 1.5%
28,496		Volkswagen AG	8,019,340	1.5

		Total Preferred Stock
		(Cost $4,884,427)	8,019,340	1.5

RIGHTS: 0.0%
		Energy: 0.0%
160,042		Other Securities	109,205	0.0

		Total Rights
		(Cost $104,567)	109,205	0.0

		Total Investments in Securities (Cost $370,193,167)	$524,590,199	98.3
		Assets in Excess of Other Liabilities	8,947,143	1.7
		Net Assets	$533,537,342	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EURO STOXX 50® INDEX PORTFOLIO

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

**	Investment in affiliate

Cost for federal income tax purposes is $399,451,134.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$156,468,529
Gross Unrealized Depreciation	(31,329,464)
Net Unrealized Appreciation	$125,139,065

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities(1):

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$40,979,881	$—	$40,979,881
Consumer Staples	—	49,727,390	—	49,727,390
Energy	—	45,741,349	—	45,741,349
Financials	—	140,562,877	—	140,562,877
Health Care	—	53,036,774	—	53,036,774
Industrials	—	66,592,462	—	66,592,462
Information Technology	—	23,409,470	—	23,409,470
Materials	—	31,910,857	—	31,910,857
Telecommunication Services	—	34,676,820	—	34,676,820
Utilities	—	29,823,774	—	29,823,774
Total Common Stock	—	516,461,654	—	516,461,654
Preferred Stock	—	8,019,340	—	8,019,340
Rights	109,205	—	—	109,205
Total Investments, at fair value	$109,205	$524,480,994	$—	$524,590,199
Other Financial Instruments+
Forward Foreign Currency Contracts	—	961	—	961
Futures	272,715	—	—	272,715
Total Assets	$381,920	$524,481,955	$—	$524,863,875
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(8,382)	$—	$(8,382)
Total Liabilities	$—	$(8,382)	$—	$(8,382)

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $12,655,357 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EURO STOXX 50® INDEX PORTFOLIO

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Groep NV	$11,645,211	$1,100,909	$(5,209,296)	$3,151,311	$10,688,135	$—	$49,532	$—
	$11,645,211	$1,100,909	$(5,209,296)	$3,151,311	$10,688,135	$—	$49,532	$—

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Euro STOXX 50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	3,430,000	Buy	03/19/14	$4,717,643	$4,718,604	$961
							$961
Bank of America	EU Euro	900,000	Sell	03/19/14	$1,229,736	$1,238,118	$(8,382)
							$(8,382)

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	221	03/19/14	$9,449,278	$272,715
			$9,449,278	$272,715

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$961
Equity contracts	Net Assets — Unrealized appreciation*	272,715
Total Asset Derivatives		$273,676
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$8,382
Total Liability Derivatives		$8,382

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$653,362	$—	$653,362
Equity contracts	—	725,367	725,367
Total	$653,362	$725,367	$1,378,730

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING EURO STOXX 50® INDEX PORTFOLIO

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(26,647)	$—	$(26,647)
Equity contracts	—	378,003	378,003
Total	$(26,647)	$378,003	$351,356

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Bank of America	Citigroup, Inc.	Totals
Assets:
Forward foreign currency contracts	$—	$961	$961
Total Assets	$—	$961	$961
Liabilities:
Forward foreign currency contracts	$8,382	$—	$8,382
Total Liabilities	$8,382	$—	$8,382
Net OTC derivative instruments by counterparty, at fair value	$(8,382)	$961	$(7,421)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(8,382)	$961	$(7,421)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING FTSE 100 INDEX® PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 7.8%
156,532		British Sky Broadcasting PLC	$2,187,736	0.5
289,202	@	Compass Group PLC	4,643,126	1.0
602,390		ITV PLC	1,938,588	0.4
381,165		Kingfisher PLC	2,433,385	0.5
23,949		Next PLC	2,164,799	0.5
130,837	@	Pearson PLC	2,917,134	0.6
188,062	@	Reed Elsevier PLC	2,804,699	0.6
214,500	@	WPP PLC	4,912,921	1.0
994,588		Other Securities	12,573,940	2.7
			36,576,328	7.8

		Consumer Staples: 15.7%
56,075		Associated British Foods PLC	2,274,171	0.5
304,062		British American Tobacco PLC	16,320,340	3.5
405,289	@	Diageo PLC	13,430,768	2.8
156,772		Imperial Tobacco Group PLC	6,077,785	1.3
103,807		Reckitt Benckiser PLC	8,246,041	1.7
152,119		SABMiller PLC	7,830,377	1.7
1,292,835		Tesco PLC	7,179,584	1.5
194,131		Unilever PLC	7,987,716	1.7
679,934		Other Securities	4,806,525	1.0
			74,153,307	15.7

		Energy: 18.1%
547,633		BG Group PLC	11,784,224	2.5
3,001,859	@	BP PLC	24,327,530	5.2
1,547,709		Glencore Xstrata PLC	8,052,085	1.7
621,225	@	Royal Dutch Shell PLC — Class A	22,263,744	4.7
399,185	@	Royal Dutch Shell PLC — Class B	15,057,407	3.2
145,439		Tullow Oil PLC	2,064,167	0.4
89,608		Other Securities	1,710,245	0.4
			85,259,402	18.1

		Financials: 20.5%
473,898		Aviva PLC	3,545,464	0.8
2,586,773	@	Barclays PLC	11,697,142	2.5
3,029,837	@	HSBC Holdings PLC	33,250,063	7.1
126,588		Land Securities Group PLC	2,022,193	0.4
943,178		Legal & General Group PLC	3,486,437	0.7
7,781,707	@	Lloyds TSB Group PLC	10,211,113	2.2
786,403		Old Mutual PLC	2,467,436	0.5
410,593	@	Prudential PLC	9,174,340	2.0
318,125	@	Standard Chartered PLC	7,185,510	1.5
378,719		Standard Life PLC	2,261,683	0.5
1,686,035		Other Securities	11,051,117	2.3
			96,352,498	20.5

COMMON STOCK: (continued)
		Health Care: 8.3%
200,729	@	AstraZeneca PLC	$11,908,700	2.5
782,306	@	GlaxoSmithKline PLC	20,901,354	4.4
89,018		Shire PLC	4,195,190	0.9
144,283	@	Smith & Nephew PLC	2,060,760	0.5
			39,066,004	8.3

		Industrials: 7.7%
522,014		BAE Systems PLC	3,766,243	0.8
162,520		Experian Group Ltd.	3,002,143	0.6
327,610	@	International Consolidated Airlines Group SA	2,182,818	0.5
301,186	@	Rolls-Royce Holdings PLC	6,370,532	1.4
42,514		Wolseley PLC	2,417,069	0.5
1,273,279		Other Securities	18,383,497	3.9
			36,122,302	7.7

		Information Technology: 1.1%
224,745		ARM Holdings PLC	4,086,532	0.9
176,528		Other Securities	1,181,714	0.2
			5,268,246	1.1

		Materials: 7.5%
210,259		Anglo American PLC	4,601,608	1.0
339,855	@	BHP Billiton PLC	10,545,726	2.2
116,926		CRH PLC	2,969,090	0.6
200,758	@	Rio Tinto PLC	11,344,823	2.4
318,425		Other Securities	5,992,968	1.3
			35,454,215	7.5

		Telecommunication Services: 8.2%
1,266,989		BT Group PLC	7,989,596	1.7
7,837,157		Vodafone Group PLC	30,856,554	6.5
			38,846,150	8.2

		Utilities: 3.9%
829,018		Centrica PLC	4,780,660	1.0
600,182	@	National Grid PLC	7,849,946	1.7
154,212	@	Scottish & Southern Energy PLC	3,504,364	0.7
148,019		Other Securities	2,304,597	0.5
			18,439,567	3.9

		Total Common Stock
		(Cost $342,036,950)	$465,538,019	98.8
		Assets in Excess of Other Liabilities	5,681,764	1.2
		Net Assets	$471,219,783	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING FTSE 100 INDEX® PORTFOLIO

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $343,772,667.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$128,761,773
Gross Unrealized Depreciation	(6,996,421)
Net Unrealized Appreciation	$121,765,352

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities(1):

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$2,187,736	$34,388,592	$—	$36,576,328
Consumer Staples	—	74,153,307	—	74,153,307
Energy	845,741	84,413,661	—	85,259,402
Financials	891,687	95,460,811	—	96,352,498
Health Care	—	39,066,004	—	39,066,004
Industrials	941,678	35,180,624	—	36,122,302
Information Technology	—	5,268,246	—	5,268,246
Materials	—	35,454,215	—	35,454,215
Telecommunication Services	—	38,846,150	—	38,846,150
Utilities	—	18,439,567	—	18,439,567
Total Common Stock	4,866,842	460,671,177	—	465,538,019
Total Investments, at fair value	$4,866,842	$460,671,177	$—	$465,538,019
Other Financial Instruments+
Forward Foreign Currency Contracts	—	77,950	—	77,950
Futures	231,800	—	—	231,800
Total Assets	$5,098,642	$460,749,127	$—	$465,847,769
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(10,647)	$—	$(10,647)
Total Liabilities	$—	$(10,647)	$—	$(10,647)

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $3,925,164 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	British Pound	3,100,000	Buy	03/19/14	$5,052,762	$5,130,712	$77,950
							$77,950
Brown Brothers Harriman & Co.	British Pound	600,000	Sell	03/19/14	$982,394	$993,041	$(10,647)
							$(10,647)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING FTSE 100 INDEX® PORTFOLIO

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	61	03/21/14	$6,765,375	$231,800
			$6,765,375	$231,800

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$77,950
Equity contracts	Net Assets — Unrealized appreciation*	231,800
Total Asset Derivatives		$309,750
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,647
Total Liability Derivatives		$10,647

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$162,924	$—	$162,924
Equity contracts	—	1,433,587	1,433,587
Total	$162,924	$1,433,587	$1,596,511

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$70,012	$—	$70,012
Equity contracts	—	259,953	259,953
Total	$70,012	$259,953	$329,965

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING FTSE 100 INDEX® PORTFOLIO

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Credit Suisse Group AG	Brown Brothers Harriman & Co.	Totals
Assets:
Forward foreign currency contracts	$77,950	$—	$77,950
Total Assets	$77,950	$—	$77,950
Liabilities:
Forward foreign currency contracts	$—	$10,647	$10,647
Total Liabilities	$—	$10,647	$10,647
Net OTC derivative instruments by counterparty, at fair value	$77,950	$(10,647)	$67,303
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$77,950	$(10,647)	$67,303

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING HANG SENG INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 5.5%
574,000		Belle International Holdings	$666,851	0.6
289,000	@	Galaxy Entertainment Group Ltd.	2,601,942	2.1
729,028		Li & Fung Ltd.	942,354	0.8
300,800		Sands China Ltd.	2,465,157	2.0
			6,676,304	5.5

		Consumer Staples: 3.0%
147,286		China Resources Enterprise	489,985	0.4
100,000		Hengan International Group Co., Ltd.	1,183,131	0.9
244,000		Tingyi Cayman Islands Holding Corp.	706,124	0.6
903,000		Want Want China Holdings Ltd.	1,306,953	1.1
			3,686,193	3.0

		Energy: 9.8%
518,000	L	China Coal Energy Co.—Class H	292,079	0.2
3,180,438		China Petroleum & Chemical Corp.	2,609,633	2.1
422,341		China Shenhua Energy Co., Ltd.	1,336,609	1.1
2,221,714		CNOOC Ltd.	4,131,894	3.4
402,000		Kunlun Energy Co. Ltd.	710,596	0.6
2,622,604		PetroChina Co., Ltd.	2,878,418	2.4
			11,959,229	9.8

		Financials: 55.8%
1,500,200		AIA Group Ltd.	7,551,238	6.2
9,901,746		Bank of China Ltd.	4,570,881	3.8
1,089,451		Bank of Communications Co., Ltd.	770,961	0.6
170,584		Bank of East Asia Ltd.	724,136	0.6
460,629		BOC Hong Kong Holdings Ltd.	1,479,384	1.2
172,739		Cheung Kong Holdings Ltd.	2,732,865	2.2
10,474,107		China Construction Bank	7,930,070	6.5
927,911		China Life Insurance Co., Ltd. (HKD)	2,924,586	2.4
508,991		China Overseas Land & Investment Ltd.	1,436,702	1.2
254,000		China Resources Land Ltd.	631,940	0.5
277,706		Hang Lung Properties Ltd.	880,297	0.7
94,943		Hang Seng Bank Ltd.	1,542,022	1.3
118,226		Henderson Land Development Co., Ltd.	675,892	0.6
136,541		Hong Kong Exchanges and Clearing Ltd.	2,282,329	1.9

COMMON STOCK: (continued)
		Financials: (continued)
1,654,335		HSBC Holdings PLC	$18,034,432	14.8
8,636,340		Industrial and Commercial Bank of China Ltd.	5,856,394	4.8
460,193		New World Development Ltd.	582,721	0.5
253,716		Ping An Insurance Group Co. of China Ltd.	2,279,418	1.9
371,265		Sino Land Co.	509,149	0.4
166,555		Sun Hung Kai Properties Ltd.	2,116,808	1.7
78,591		Swire Pacific Ltd.	923,417	0.8
188,637		Wharf Holdings Ltd.	1,444,988	1.2
			67,880,630	55.8

		Industrials: 4.7%
144,818		Cathay Pacific Airways Ltd.	306,849	0.2
141,096		China Merchants Holdings International Co., Ltd.	516,914	0.4
201,811	L	Citic Pacific Ltd.	309,484	0.3
210,697		Cosco Pacific Ltd.	290,002	0.2
265,464		Hutchison Whampoa Ltd.	3,617,150	3.0
180,143		MTR Corp.	682,781	0.6
			5,723,180	4.7

		Information Technology: 8.2%
838,000		Lenovo Group Ltd.	1,021,540	0.9
138,875		Tencent Holdings Ltd.	8,891,816	7.3
			9,913,356	8.2

		Telecommunication Services: 7.3%
750,101		China Mobile Ltd.	7,813,297	6.4
739,110		China Unicom Ltd.	1,110,942	0.9
			8,924,239	7.3

		Utilities: 4.5%
237,654		China Resources Power Holdings Co.	564,061	0.5
235,931		CLP Holdings Ltd.	1,866,062	1.5
712,423		Hong Kong & China Gas	1,635,713	1.4
173,322		Power Assets Holdings Ltd.	1,379,724	1.1
			5,445,560	4.5

		Total Common Stock
		(Cost $97,222,167)	120,208,691	98.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING HANG SENG INDEX PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.5%
611,004
Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $611,005, collateralized by various U.S. Government Agency Obligations, 1.372%–8.500%, Market Value plus accrued interest $623,224, due 05/01/17–12/01/44)

	(Cost $611,004)	$611,004	0.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
1,336,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $1,336,000)	$1,336,000	1.1
	Total Short-Term Investments
	(Cost $1,947,004)	1,947,004	1.6

	Total Investments in Securities (Cost $99,169,171)	$122,155,695	100.4
	Liabilities in Excess of Other Assets	(462,512)	(0.4)
	Net Assets	$121,693,183	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $102,421,182.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,272,069
Gross Unrealized Depreciation	(4,537,556)
Net Unrealized Appreciation	$19,734,513

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$6,676,304	$—	$6,676,304
Consumer Staples	—	3,686,193	—	3,686,193
Energy	—	11,959,229	—	11,959,229
Financials	—	67,880,630	—	67,880,630
Industrials	—	5,723,180	—	5,723,180
Information Technology	—	9,913,356	—	9,913,356
Telecommunication Services	—	8,924,239	—	8,924,239
Utilities	—	5,445,560	—	5,445,560
Total Common Stock	—	120,208,691	—	120,208,691
Short-Term Investments	1,336,000	611,004	—	1,947,004
Total Investments, at fair value	$1,336,000	$120,819,695	$—	$122,155,695
Other Financial Instruments+
Forward Foreign Currency Contracts	—	38	—	38
Futures	25,012	—	—	25,012
Total Assets	$1,361,012	$120,819,733	$—	$122,180,745

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING HANG SENG INDEX PORTFOLIO

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(241)	$—	$(241)
Total Liabilities	$—	$(241)	$—	$(241)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Hang Seng Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Hong Kong Sar Dollar	16,700,000	Buy	03/19/14	$2,154,068	$2,153,827	$(241)
							$(241)
Barclays Bank PLC	Hong Kong Sar Dollar	4,600,000	Sell	03/19/14	$593,307	$593,269	$38
							$38

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	10	01/29/14	$1,504,520	$25,012
			$1,504,520	$25,012

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$38
Equity contracts	Net Assets — Unrealized appreciation*	25,012
Total Asset Derivatives		$25,050
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$241
Total Liability Derivatives		$241

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING HANG SENG INDEX PORTFOLIO

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(11,244)	$—	$(11,244)
Equity contracts	—	(202,894)	(202,894)
Total	$(11,244)	$(202,894)	$(214,138)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(203)	$—	$(203)
Equity contracts	—	50,542	50,542
Total	$(203)	$50,542	$50,339

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Totals
Assets:
Forward foreign currency contracts	$38	$—	$38
Total Assets	$38	$—	$38
Liabilities:
Forward foreign currency contracts	$—	$241	$241
Total Liabilities	$—	$241	$241
Net OTC derivative instruments by counterparty, at fair value	$38	$(241)	$(203)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$38	$(241)	$(203)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING INTERNATIONAL INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 10.9%
47,184		DaimlerChrysler AG	$4,094,855	0.6
81,000		Honda Motor Co., Ltd.	3,343,447	0.5
135,889		Toyota Motor Corp.	8,285,844	1.2
3,718,715		Other Securities(a)	58,230,013	8.6
			73,954,159	10.9

		Consumer Staples: 10.5%
39,240		Anheuser-Busch InBev Worldwide, Inc.	4,172,651	0.6
93,141		British American Tobacco PLC	4,999,286	0.8
122,459	@	Diageo PLC	4,058,137	0.6
47,683	@	Koninklijke Ahold NV	856,921	0.1
157,292		Nestle S.A.	11,527,940	1.7
78,616	@	Unilever NV	3,160,792	0.5
2,059,828		Other Securities(a)	42,012,738	6.2
			70,788,465	10.5

		Energy: 6.9%
167,701		BG Group PLC	3,608,669	0.5
919,637		BP PLC	7,452,881	1.1
123,613		ENI S.p.A.	2,986,954	0.4
521,622		Glencore Xstrata PLC	2,713,782	0.4
185,831	@	Royal Dutch Shell PLC — Class A	6,659,896	1.0
121,900	@	Royal Dutch Shell PLC — Class B	4,598,113	0.7
104,523	@	Total S.A.	6,415,590	1.0
657,019		Other Securities(a)	12,386,112	1.8
			46,821,997	6.9

		Financials: 24.5%
592,400		AIA Group Ltd.	2,981,838	0.4
22,249		Allianz AG	4,003,183	0.6
134,446		Australia & New Zealand Banking Group Ltd.	3,881,204	0.6
558,058		Banco Santander Central Hispano S.A.	5,018,355	0.7
743,892	@	Barclays PLC	3,363,809	0.5
275,650		Banco Bilbao Vizcaya Argentaria S.A.	3,409,953	0.5
48,811		BNP Paribas	3,807,629	0.6
78,866		Commonwealth Bank of Australia	5,495,137	0.8
874,585	@, X	GPT Group	—	—
904,047	@	HSBC Holdings PLC	9,921,200	1.5
188,342	**, @	ING Groep NV	2,630,872	0.4
2,440,970	@	Lloyds TSB Group PLC	3,203,027	0.5
62,000		Mitsubishi Estate Co., Ltd.	1,855,415	0.3
630,921		Mitsubishi UFJ Financial Group, Inc.	4,188,935	0.6
114,867		National Australia Bank Ltd.	3,585,221	0.5
125,315	@	Prudential PLC	2,800,054	0.4

COMMON STOCK: (continued)
		Financials: (continued)
118,188	@	Standard Chartered PLC	$2,669,520	0.4
62,900		Sumitomo Mitsui Financial Group, Inc.	3,271,013	0.5
179,464		UBS AG — Reg	3,436,261	0.5
151,923		Westpac Banking Corp.	4,404,033	0.6
12,201,389		Other Securities	92,020,310	13.6
			165,946,969	24.5

		Health Care: 9.6%
60,777	@	AstraZeneca PLC	3,605,732	0.5
40,481		Bayer AG	5,683,985	0.9
240,376	@	GlaxoSmithKline PLC	6,422,274	1.0
112,223		Novartis AG	8,994,604	1.3
19,598		Novo-Nordisk A/S	3,592,349	0.5
34,357		Roche Holding AG — Genusschein	9,624,299	1.4
58,490		Sanofi	6,246,459	0.9
511,857		Other Securities(a)	20,829,403	3.1
			64,999,105	9.6

		Industrials: 12.6%
108,518		ABB Ltd.	2,869,218	0.4
47,032	@	Koninklijke Philips NV	1,731,781	0.3
71,200		Mitsubishi Corp.	1,366,892	0.2
38,808		Siemens AG	5,321,321	0.8
5,683,227		Other Securities(a)	74,027,083	10.9
			85,316,295	12.6

		Information Technology: 4.3%
45,385		SAP AG	3,935,877	0.6
1,674,487		Other Securities(a)	24,936,478	3.7
			28,872,355	4.3

		Materials: 7.2%
44,949		BASF AG	4,797,602	0.7
156,964		BHP Billiton Ltd.	5,351,347	0.8
103,057	@	BHP Billiton PLC	3,197,866	0.5
7,496		Koninklijke DSM NV	589,925	0.1
62,097	@	Rio Tinto PLC	3,509,098	0.5
2,404,703		Other Securities(a)	31,575,353	4.6
			49,021,191	7.2

		Telecommunication Services: 5.5%
157,221	@	Koninklijke KPN NV	507,998	0.1
47,200		Softbank Corp.	4,141,836	0.6
201,282		Telefonica S.A.	3,291,127	0.5
2,376,722		Vodafone Group PLC	9,357,660	1.4
2,742,380		Other Securities(a)	19,799,156	2.9
			37,097,777	5.5

		Utilities: 3.3%
2,632,217		Other Securities	22,349,093	3.3

		Total Common Stock
		(Cost $469,588,029)	645,167,406	95.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.4%
		Consumer Discretionary: 0.4%
14,644		Other Securities	$2,785,614	0.4

		Materials: 0.0%
1,934		Other Securities	189,467	0.0

		Total Preferred Stock
		(Cost $1,564,166)	2,975,081	0.4
RIGHTS: 0.0%
		Energy: 0.0%
42,935		Other Securities	29,296	0.0

		Financials: —%
15,860	@, X	Immoeast AG	—	—

		Total Rights
		(Cost $28,053)	29,296	0.0

		Total Long-Term Investments
		(Cost $471,180,248)	648,171,783	95.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateralcc(1): 0.4%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15–08/15/53)	1,000,000	0.1
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,020,000, due 06/01/17–09/01/44)	1,000,000	0.2

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
607,418		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $607,419, collateralized by various U.S. Government Agency Obligations, 1.372%–8.500%, Market Value plus accrued interest $619,566, due 05/01/17–12/01/44)	$607,418	0.1
			2,607,418	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.1%
27,927,383		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
		(Cost $27,927,383)	27,927,383	4.1

		Total Short-Term Investments
		(Cost $30,534,801)	30,534,801	4.5

		Total Investments in Securities (Cost $501,715,049)	$678,706,584	100.2
		Liabilities in Excess of Other Assets	(1,466,096)	(0.2)
		Net Assets	$677,240,488	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

**	Investment in affiliate

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $512,745,197.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$183,995,334
Gross Unrealized Depreciation	(18,033,947)
Net Unrealized Appreciation	$165,961,387

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL INDEX PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities(1):

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,196,974	$72,757,185	$—	$73,954,159
Consumer Staples	1,050,871	69,737,594	—	70,788,465
Energy	617,565	46,204,432	—	46,821,997
Financials	2,029,100	163,917,869	—	165,946,969
Health Care	3,592,349	61,406,756	—	64,999,105
Industrials	1,723,667	83,592,628	—	85,316,295
Information Technology	533,480	28,338,875	—	28,872,355
Materials	60,560	48,960,631	—	49,021,191
Telecommunication Services	701,024	36,396,753	—	37,097,777
Utilities	491,556	21,857,537	—	22,349,093
Total Common Stock	11,997,146	633,170,260	—	645,167,406
Preferred Stock	—	2,975,081	—	2,975,081
Rights	29,296	—	—	29,296
Short-Term Investments	27,927,383	2,607,418	—	30,534,801
Total Investments, at fair value	$39,953,825	$638,752,759	$—	$678,706,584
Other Financial Instruments+
Futures	1,290,651	—	—	1,290,651
Total Assets	$41,244,476	$638,752,759	$—	$679,997,235

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $2,848,729 and $5,876,140 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Groep NV	$1,388,005	$538,612	$(21,017)	$725,272	$2,630,872	$—	$(1,957)	$—
	$1,388,005	$538,612	$(21,017)	$725,272	$2,630,872	$—	$(1,957)	$—

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL INDEX PORTFOLIO

ING International Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	337	03/21/14	$32,314,930	$1,290,651
			$32,314,930	$1,290,651

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,290,651
Total Asset Derivatives		$1,290,651

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$5,964,074
Total	$5,964,074

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$899,750
Total	$899,750

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING JAPAN TOPIX INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Consumer Discretionary: 19.8%
73,000		Bridgestone Corp.	$2,765,744	0.7
55,100		Denso Corp.	2,910,861	0.7
5,200		Fast Retailing Co., Ltd.	2,147,719	0.5
74,500		Fuji Heavy Industries Ltd.	2,141,052	0.5
196,900		Honda Motor Co., Ltd.	8,127,467	2.0
305,800		Nissan Motor Co., Ltd.	2,562,606	0.7
253,000		Panasonic Corp.	2,949,275	0.7
811,000	@, L, X	Sansui Electric Co., Ltd.	—	—
121,412		Sony Corp.	2,092,938	0.5
306,160		Toyota Motor Corp.	18,668,133	4.7
3,171,596		Other Securities(a)	35,064,839	8.8
			79,430,634	19.8

		Consumer Staples: 6.8%
137,400		Japan Tobacco, Inc.	4,470,826	1.1
60,600		Kao Corp.	1,907,799	0.5
91,400		Seven & I Holdings Co., Ltd.	3,639,221	0.9
1,250,948		Other Securities(a)	17,252,355	4.3
			27,270,201	6.8

		Energy: 1.1%
580,910		Other Securities	4,349,381	1.1

		Financials: 19.3%
428,440		Sumitomo Mitsui Trust Holdings, Inc.	2,266,968	0.6
109,900		Dai-ichi Life Insurance Co., Ltd.	1,838,959	0.5
217,000		Daiwa Securities Group, Inc.	2,173,374	0.6
153,000		Mitsubishi Estate Co., Ltd.	4,578,685	1.1
1,651,900		Mitsubishi UFJ Financial Group, Inc.	10,967,619	2.7
103,000		Mitsui Fudosan Co., Ltd.	3,715,280	0.9
65,211		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,752,805	0.4
2,826,300		Mizuho Financial Group, Inc.	6,135,986	1.5
446,300		Nomura Holdings, Inc.	3,448,923	0.9
132,800		ORIX Corp.	2,333,544	0.6
165,052		Sumitomo Mitsui Financial Group, Inc.	8,583,263	2.1
53,000		Sumitomo Realty & Development Co., Ltd.	2,640,855	0.7
84,700		Tokio Marine Holdings, Inc.	2,834,882	0.7
3,456,257		Other Securities(a)	24,201,383	6.0
			77,472,526	19.3

COMMON STOCK: (continued)
		Health Care: 5.4%
52,200		Astellas Pharma, Inc.	$3,094,773	0.8
87,000		Takeda Pharmaceutical Co., Ltd.	3,990,259	1.0
561,505		Other Securities(a)	14,525,703	3.6
			21,610,735	5.4

		Industrials: 20.3%
19,300		Central Japan Railway Co.	2,274,546	0.6
30,300		Daikin Industries Ltd.	1,890,803	0.5
41,000		East Japan Railway Co.	3,265,970	0.8
24,300		Fanuc Ltd.	4,452,748	1.1
175,100		Itochu Corp.	2,164,698	0.5
108,100		Komatsu Ltd.	2,219,432	0.5
121,000		Kubota Corp.	2,007,055	0.5
171,300		Mitsubishi Corp.	3,288,604	0.8
222,000		Mitsubishi Electric Corp.	2,791,530	0.7
388,000		Mitsubishi Heavy Industries Ltd.	2,403,106	0.6
196,200		Mitsui & Co., Ltd.	2,735,252	0.7
440,000		Toshiba Corp.	1,852,318	0.5
6,919,974		Other Securities(a)	50,336,420	12.5
			81,682,482	20.3

		Information Technology: 9.8%
128,566		Canon, Inc.	4,102,335	1.0
533,146		Hitachi Ltd.	4,042,394	1.0
5,100		Keyence Corp.	2,183,746	0.5
38,400		Kyocera Corp.	1,919,676	0.5
23,420		Murata Manufacturing Co., Ltd.	2,082,819	0.5
13,400		Nintendo Co., Ltd.	1,793,639	0.5
2,049,348		Other Securities(a)	23,101,174	5.8
			39,225,783	9.8

		Materials: 6.7%
980,355		Nippon Steel Corp.	3,287,921	0.8
41,700		Shin-Etsu Chemical Co., Ltd.	2,439,003	0.6
3,846,035		Other Securities(a)	21,346,462	5.3
			27,073,386	6.7

		Telecommunication Services: 5.3%
66,900		KDDI Corp.	4,122,062	1.0
85,900		Nippon Telegraph & Telephone Corp.	4,626,609	1.2
181,100		NTT DoCoMo, Inc.	2,982,044	0.7
107,150		Softbank Corp.	9,402,494	2.4
			21,133,209	5.3

		Utilities: 2.1%
1,138,100		Other Securities	8,455,701	2.1

		Total Common Stock
		(Cost $331,598,160)	387,704,038	96.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING JAPAN TOPIX INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

RIGHTS: 0.0%
	Health Care: 0.0%
3,700	Other Securities	$16,513	0.0
	Total Rights
	(Cost $20,839)	16,513	0.0

	Total Long-Term Investments
	(Cost $331,618,999)	387,720,551	96.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc(1): 0.8%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15–08/15/53)	1,000,000	0.2
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,020,000, due 01/24/14–02/01/47)	1,000,000	0.3
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,020,000, due 06/01/17–09/01/44)	1,000,000	0.3

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
62,998	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $62,998, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $64,258, due 01/23/14-08/15/23)	$62,998	0.0
		3,062,998	0.8

	Total Short-Term Investments
	(Cost $3,062,998)	3,062,998	0.8

	Total Investments in Securities (Cost $334,681,997)	$390,783,549	97.4
	Assets in Excess of Other Liabilities	10,376,990	2.6
	Net Assets	$401,160,539	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $339,872,773.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,307,420
Gross Unrealized Depreciation	(30,396,644)
Net Unrealized Appreciation	$50,910,776

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING JAPAN TOPIX INDEX PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$379,244	$79,051,390	$—	$79,430,634
Consumer Staples	124,022	27,146,179	—	27,270,201
Energy	—	4,349,381	—	4,349,381
Financials	624,926	76,847,600	—	77,472,526
Health Care	82,813	21,527,922	—	21,610,735
Industrials	87,377	81,595,105	—	81,682,482
Information Technology	141,590	39,084,193	—	39,225,783
Materials	64,956	27,008,430	—	27,073,386
Telecommunication Services	—	21,133,209	—	21,133,209
Utilities	—	8,455,701	—	8,455,701
Total Common Stock	1,504,928	386,199,110	—	387,704,038
Rights	16,513	—	—	16,513
Short-Term Investments	—	3,062,998	—	3,062,998
Total Investments, at fair value	$1,521,441	$389,262,108	$—	$390,783,549
Other Financial Instruments+
Forward Foreign Currency Contracts	—	14,172	—	14,172
Futures	496,556	—	—	496,556
Total Assets	$2,017,997	$389,276,280	$—	$391,294,277
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(328,527)	$—	$(328,527)
Total Liabilities	$—	$(328,527)	$—	$(328,527)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Japan TOPIX Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Japanese Yen	1,486,000,000	Buy	03/19/14	$14,444,687	$14,116,160	$(328,527)
							$(328,527)
Barclays Bank PLC	Japanese Yen	121,000,000	Sell	03/19/14	$1,162,486	$1,149,432	$13,054
Citigroup, Inc.	Japanese Yen	45,472,500	Sell	01/06/14	432,923	431,805	1,118
							$14,172

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING JAPAN TOPIX INDEX PORTFOLIO

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	113	03/13/14	$13,976,118	$496,556
			$13,976,118	$496,556

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$14,172
Equity contracts	Net Assets — Unrealized appreciation*	496,556
Total Asset Derivatives		$510,728
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$328,527
Total Liability Derivatives		$328,527

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(854,126)	$—	$(854,126)
Equity contracts	—	2,492,336	2,492,336
Total	$(854,126)	$2,492,336	$1,638,210

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(220,223)	$—	$(220,223)
Equity contracts	—	195,860	195,860
Total	$(220,223)	$195,860	$(24,363)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING JAPAN TOPIX INDEX PORTFOLIO

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Totals
Assets:
Forward foreign currency contracts	$13,054	$1,118	$—	$14,172
Total Assets	$13,054	$1,118	$—	$14,172
Liabilities:
Forward foreign currency contracts	$—	$—	$328,527	$328,527
Total Liabilities	$—	$—	$328,527	$328,527
Net OTC derivative instruments by counterparty, at fair value	$13,054	$1,118	$(328,527)	$(314,355)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$13,054	$1,118	$(328,527)	$(314,355)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING RUSSELLTM LARGE CAP
GROWTH INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 17.3%
26,421	@	Amazon.com, Inc.	$10,536,431	2.2
174,223		Comcast Corp. — Class A	9,053,498	1.9
104,969		Home Depot, Inc.	8,643,147	1.8
78,223		Lowe’s Cos., Inc.	3,875,950	0.8
72,043		McDonald’s Corp.	6,990,332	1.4
50,899		Nike, Inc.	4,002,697	0.8
3,707	@	Priceline.com, Inc.	4,309,017	0.9
53,802		Starbucks Corp.	4,217,539	0.9
51,722		TJX Cos., Inc.	3,296,243	0.7
105,244		Twenty-First Century Fox, Inc.	3,702,484	0.8
507,329		Other Securities	24,264,993	5.1
			82,892,331	17.3

		Consumer Staples: 13.6%
144,334		Altria Group, Inc.	5,540,982	1.2
274,848		Coca-Cola Co.	11,353,971	2.4
67,024		Colgate-Palmolive Co.	4,370,635	0.9
31,359		Costco Wholesale Corp.	3,732,035	0.8
111,124		PepsiCo, Inc.	9,216,625	1.9
117,523		Philip Morris International, Inc.	10,239,779	2.1
51,271		Walgreen Co.	2,945,006	0.6
76,721		Wal-Mart Stores, Inc.	6,037,175	1.3
191,644		Other Securities	11,604,646	2.4
			65,040,854	13.6

		Energy: 3.7%
18,301		EOG Resources, Inc.	3,071,640	0.6
60,950		Halliburton Co.	3,093,212	0.7
95,534		Schlumberger Ltd.	8,608,569	1.8
74,550		Other Securities	2,878,645	0.6
			17,652,066	3.7

		Financials: 3.9%
68,087		American Express Co.	6,177,534	1.3
149,341		Other Securities	12,745,220	2.6
			18,922,754	3.9

		Health Care: 11.7%
113,804		AbbVie, Inc.	6,009,989	1.3
53,893		Amgen, Inc.	6,152,425	1.3
17,059	@	Biogen Idec, Inc.	4,772,255	1.0
101,622		Bristol-Myers Squibb Co.	5,401,209	1.1
29,973	@	Celgene Corp.	5,064,238	1.1
51,344	@	Express Scripts Holding Co.	3,606,403	0.7
109,607	@	Gilead Sciences, Inc.	8,236,966	1.7
161,788		Other Securities	16,603,614	3.5
			55,847,099	11.7

		Industrials: 11.1%
41,960		3M Co.	5,884,890	1.2
54,517		Boeing Co.	7,441,025	1.6
56,539		Honeywell International, Inc.	5,165,969	1.1

COMMON STOCK: (continued)
		Industrials: (continued)
33,544		Union Pacific Corp.	$5,635,392	1.2
52,052		United Parcel Service, Inc. — Class B	5,469,624	1.1
61,898		United Technologies Corp.	7,043,993	1.5
177,751		Other Securities	16,300,208	3.4
			52,941,101	11.1

		Information Technology: 31.9%
46,183	@	Accenture PLC	3,797,166	0.8
51,060		Apple, Inc.	28,650,277	6.0
93,255	@	eBay, Inc.	5,118,767	1.1
122,424	@	Facebook, Inc.	6,691,696	1.4
19,379	@	Google, Inc. — Class A	21,718,239	4.6
74,806		International Business Machines Corp.	14,031,361	2.9
8,398		Mastercard, Inc.	7,016,193	1.5
600,094		Microsoft Corp.	22,461,518	4.7
255,127		Oracle Corp.	9,761,159	2.0
124,158		Qualcomm, Inc.	9,218,731	1.9
79,705		Texas Instruments, Inc.	3,499,847	0.7
37,542		Visa, Inc.	8,359,853	1.8
240,276		Other Securities(a)	12,052,756	2.5
			152,377,563	31.9

		Materials: 3.9%
66,144		EI Du Pont de Nemours & Co.	4,297,375	0.9
38,360		Monsanto Co.	4,470,858	1.0
101,539		Other Securities	9,678,392	2.0
			18,446,625	3.9

		Telecommunication Services: 2.1%
205,589		Verizon Communications, Inc.	10,102,643	2.1
11,253		Other Securities	120,970	0.0
			10,223,613	2.1

		Total Common Stock
		(Cost $252,948,139)	474,344,006	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending Collateralcc(1): 0.1%
264,258
Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $264,258, collateralized by various U.S. Government Securities, 0.000%–4.500%, Market Value plus accrued interest $269,543, due 03/15/14–02/15/43)

		(Cost $264,258)	264,258	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
GROWTH INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.0%
4,883,055	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $4,883,055)	$4,883,055	1.0

	Total Short-Term Investments
	(Cost $5,147,313)	5,147,313	1.1

	Total Investments in Securities (Cost $258,095,452)	$479,491,319	100.3
	Liabilities in Excess of Other Assets	(1,549,619)	(0.3)
	Net Assets	$477,941,700	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $258,140,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$222,050,293
Gross Unrealized Depreciation	(699,407)
Net Unrealized Appreciation	$221,350,886

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$474,344,006	$—	$—	$474,344,006
Short-Term Investments	4,883,055	264,258	—	5,147,313
Total Investments, at fair value	$479,227,061	$264,258	$—	$479,491,319
Other Financial Instruments+
Futures	162,719	—	—	162,719
Total Assets	$479,389,780	$264,258	$—	$479,654,038

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING RussellTM Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	62	03/21/14	$5,707,410	$162,719
			$5,707,410	$162,719

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
GROWTH INDEX PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$162,719
Total Asset Derivatives		$162,719

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,127,002
Total	$1,127,002

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$140,324
Total	$140,324

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 11.4%
21,372	@	Amazon.com, Inc.	$8,522,940	1.1
152,525		Comcast Corp. — Class A	7,925,962	1.0
84,919		Home Depot, Inc.	6,992,230	0.9
58,279		McDonald’s Corp.	5,654,811	0.7
16,917		Time Warner Cable, Inc.	2,292,254	0.3
54,189		Time Warner, Inc.	3,778,057	0.5
104,684		Walt Disney Co.	7,997,858	1.0
1,076,242		Other Securities	45,105,641	5.9
			88,269,753	11.4

		Consumer Staples: 10.4%
116,771		Altria Group, Inc.	4,482,839	0.6
222,344		Coca-Cola Co.	9,185,031	1.2
71,173		CVS Caremark Corp.	5,093,852	0.6
89,894		PepsiCo, Inc.	7,455,808	1.0
95,075		Philip Morris International, Inc.	8,283,885	1.1
159,318		Procter & Gamble Co.	12,970,078	1.7
93,610		Wal-Mart Stores, Inc.	7,366,171	0.9
452,487		Other Securities	25,209,531	3.3
			80,047,195	10.4

		Energy: 10.9%
112,686		Chevron Corp.	14,075,608	1.8
71,069		ConocoPhillips	5,021,025	0.6
258,468		ExxonMobil Corp.	26,156,962	3.4
46,835		Occidental Petroleum Corp.	4,454,008	0.6
77,279		Schlumberger Ltd.	6,963,611	0.9
452,497		Other Securities	27,498,331	3.6
			84,169,545	10.9

		Financials: 15.6%
55,079		American Express Co.	4,997,318	0.6
626,661		Bank of America Corp.	9,757,112	1.3
104,617	@	Berkshire Hathaway, Inc.	12,403,391	1.6
176,878		Citigroup, Inc.	9,217,113	1.2
26,654		Goldman Sachs Group, Inc.	4,724,688	0.6
219,713		JPMorgan Chase & Co.	12,848,816	1.7
280,643		Wells Fargo & Co.	12,741,192	1.6
933,810		Other Securities	54,195,456	7.0
			120,885,086	15.6

		Health Care: 13.1%
92,059		AbbVie, Inc.	4,861,636	0.6
43,593		Amgen, Inc.	4,976,577	0.7
95,477		Bristol-Myers Squibb Co.	5,074,603	0.7
88,669	@	Gilead Sciences, Inc.	6,663,475	0.9
163,285		Johnson & Johnson	14,955,273	1.9
175,523		Merck & Co., Inc.	8,784,926	1.1

COMMON STOCK: (continued)
		Health Care: (continued)
388,788		Pfizer, Inc.	$11,908,577	1.5
59,294		UnitedHealth Group, Inc.	4,464,838	0.6
483,323		Other Securities	39,642,829	5.1
			101,332,734	13.1

		Industrials: 10.5%
40,122		3M Co.	5,627,110	0.7
44,104		Boeing Co.	6,019,755	0.8
601,078		General Electric Co.	16,848,216	2.2
27,132		Union Pacific Corp.	4,558,176	0.6
53,437		United Technologies Corp.	6,081,131	0.8
481,747		Other Securities	41,909,524	5.4
			81,043,912	10.5

		Information Technology: 20.0%
54,564		Apple, Inc.	30,616,406	3.9
310,681		Cisco Systems, Inc.	6,974,789	0.9
99,035	@	Facebook, Inc.	5,413,253	0.7
15,677	@	Google, Inc. — Class A	17,569,371	2.3
60,514		International Business Machines Corp.	11,350,611	1.5
288,953		Intel Corp.	7,501,220	1.0
6,793		Mastercard, Inc.	5,675,280	0.7
485,444		Microsoft Corp.	18,170,169	2.3
206,394		Oracle Corp.	7,896,634	1.0
100,436		Qualcomm, Inc.	7,457,373	1.0
30,372		Visa, Inc.	6,763,237	0.9
702,225		Other Securities(a)	29,328,704	3.8
			154,717,047	20.0

		Materials: 2.9%
318,126		Other Securities	22,220,614	2.9

		Telecommunication Services: 2.7%
312,745		AT&T, Inc.	10,996,114	1.4
166,312		Verizon Communications, Inc.	8,172,572	1.1
85,400		Other Securities	1,665,032	0.2
			20,833,718	2.7

		Utilities: 1.7%
253,607		Other Securities	12,916,427	1.7

		Total Common Stock
		(Cost $367,635,886)	766,436,031	99.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
INDEX PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc(1): 0.0%
286,026
Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $286,026, collateralized by various U.S. Government Securities, 0.000%–4.500%, Market Value plus accrued interest $291,747, due 03/15/14–02/15/43)

	(Cost $286,026)	$286,026	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
6,586,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $6,586,000)	6,586,000	0.9

	Total Short-Term Investments
	(Cost $6,872,026)	6,872,026	0.9

	Total Investments in Securities (Cost $374,507,912)	$773,308,057	100.1
	Liabilities in Excess of Other Assets	(441,978)	(0.1)
	Net Assets	$772,866,079	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $380,113,213.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$400,775,051
Gross Unrealized Depreciation	(7,580,207)
Net Unrealized Appreciation	$393,194,844

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$766,436,031	$—	$—	$766,436,031
Short-Term Investments	6,586,000	286,026	—	6,872,026
Total Investments, at fair value	$773,022,031	$286,026	$—	$773,308,057
Other Financial Instruments+
Futures	281,852	—	—	281,852
Total Assets	$773,303,883	$286,026	$—	$773,589,909

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
INDEX PORTFOLIO

ING RussellTM Large Cap Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	87	03/21/14	$8,008,785	$281,852
			$8,008,785	$281,852

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$281,852
Total Asset Derivatives		$281,852

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$5,257,256
Total	$5,257,256

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$371,785
Total	$371,785

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING RUSSELLTM LARGE CAP
VALUE INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 5.5%
60,733		Ford Motor Co.	$937,110	0.6
22,599		Time Warner, Inc.	1,575,602	1.0
33,967		Walt Disney Co.	2,595,079	1.6
122,163		Other Securities	3,736,994	2.3
			8,844,785	5.5

		Consumer Staples: 7.1%
26,269		CVS Caremark Corp.	1,880,072	1.2
43,260		Mondelez International, Inc.	1,527,078	1.0
66,443		Procter & Gamble Co.	5,409,124	3.3
13,156		Wal-Mart Stores, Inc.	1,035,246	0.6
33,723		Other Securities	1,588,816	1.0
			11,440,336	7.1

		Energy: 18.0%
11,488		Anadarko Petroleum Corp.	911,228	0.6
46,994		Chevron Corp.	5,870,021	3.6
29,640		ConocoPhillips	2,094,066	1.3
107,791		ExxonMobil Corp.	10,908,449	6.7
19,531		Occidental Petroleum Corp.	1,857,398	1.2
15,012		Phillips 66	1,157,876	0.7
110,342		Other Securities	6,349,159	3.9
			29,148,197	18.0

		Financials: 27.1%
35,790		American International Group, Inc.	1,827,079	1.1
261,337		Bank of America Corp.	4,069,017	2.5
28,138		Bank of New York Mellon Corp.	983,142	0.6
43,628	@	Berkshire Hathaway, Inc.	5,172,536	3.2
14,162		Capital One Financial Corp.	1,084,951	0.7
73,768		Citigroup, Inc.	3,844,050	2.4
11,115		Goldman Sachs Group, Inc.	1,970,245	1.2
91,628		JPMorgan Chase & Co.	5,358,405	3.3
21,675		Metlife, Inc.	1,168,716	0.7
36,913		Morgan Stanley	1,157,592	0.7
12,835		PNC Financial Services Group, Inc.	995,739	0.6
44,840		US Bancorp.	1,811,536	1.1
117,042		Wells Fargo & Co.	5,313,707	3.3
144,735		Other Securities	9,274,889	5.7
			44,031,604	27.1

		Health Care: 14.4%
37,790		Abbott Laboratories	1,448,491	0.9
18,767		Eli Lilly & Co.	957,117	0.6
59,310		Johnson & Johnson	5,432,203	3.3
24,630		Medtronic, Inc.	1,413,516	0.9
73,202		Merck & Co., Inc.	3,663,760	2.2
162,132		Pfizer, Inc.	4,966,103	3.1
8,701		Thermo Fisher Scientific, Inc.	968,856	0.6
24,727		UnitedHealth Group, Inc.	1,861,943	1.1

COMMON STOCK: (continued)
		Health Care: (continued)
38,238		Other Securities	$2,707,885	1.7
			23,419,874	14.4

		Industrials: 9.8%
13,058		Caterpillar, Inc.	1,185,797	0.7
11,565		Danaher Corp.	892,818	0.6
11,471	@	Eaton Corp. PLC	873,173	0.5
7,682		FedEx Corp.	1,104,441	0.7
250,668		General Electric Co.	7,026,224	4.3
64,532		Other Securities	4,857,687	3.0
			15,940,140	9.8

		Information Technology: 8.1%
5,530		Apple, Inc.	3,102,938	1.9
129,562		Cisco Systems, Inc.	2,908,667	1.8
47,128		Hewlett-Packard Co.	1,318,641	0.8
112,673		Intel Corp.	2,924,991	1.8
21,683	@	Yahoo!, Inc.	876,861	0.6
76,940		Other Securities(a)	1,984,783	1.2
			13,116,881	8.1

		Materials: 1.9%
25,481		Dow Chemical Co.	1,131,357	0.7
25,073		Freeport-McMoRan Copper & Gold, Inc.	946,255	0.6
12,639		Other Securities	967,711	0.6
			3,045,323	1.9

		Telecommunication Services: 3.2%
130,424		AT&T, Inc.	4,585,708	2.8
31,646		Other Securities	651,757	0.4
			5,237,465	3.2

		Utilities: 3.3%
14,005		Dominion Resources, Inc.	905,983	0.6
17,110		Duke Energy Corp.	1,180,761	0.7
10,294		NextEra Energy, Inc.	881,372	0.5
64,354		Other Securities	2,418,332	1.5
			5,386,448	3.3

		Total Common Stock
		(Cost $101,697,218)	159,611,053	98.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc(1): 0.0%
30,136
Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $30,136, collateralized by various U.S. Government Securities, 0.000%–2.750%, Market Value plus accrued interest $30,739, due 02/27/14–02/15/25)

		(Cost $30,136)	30,136	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
VALUE INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.8%
2,844,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $2,844,000)	$2,844,000	1.8

	Total Short-Term Investments
	(Cost $2,874,136)	2,874,136	1.8

	Total Investments in Securities (Cost $104,571,354)	$162,485,189	100.2
	Liabilities in Excess of Other Assets	(285,426)	(0.2)
	Net Assets	$162,199,763	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $108,378,942.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$58,473,176
Gross Unrealized Depreciation	(4,366,929)
Net Unrealized Appreciation	$54,106,247

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$159,611,053	$—	$—	$159,611,053
Short-Term Investments	2,844,000	30,136	—	2,874,136
Total Investments, at fair value	$162,455,053	$30,136	$—	$162,485,189
Other Financial Instruments+
Futures	112,196	—	—	112,196
Total Assets	$162,567,249	$30,136	$—	$162,597,385

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING RussellTM Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	35	03/21/14	$3,221,925	$112,196
			$3,221,925	$112,196

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM LARGE CAP
VALUE INDEX PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$112,196
Total Asset Derivatives		$112,196

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,204,992
Total	$1,204,992

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$90,454
Total	$90,454

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.1%
		Consumer Discretionary: 25.6%
3,856	@	Autozone, Inc.	$1,842,937	0.6
23,761	@	Bed Bath & Beyond, Inc.	1,908,008	0.6
3,360	@	Chipotle Mexican Grill, Inc.	1,790,141	0.5
30,546		Coach, Inc.	1,714,547	0.5
33,981	@	Delphi Automotive PLC	2,043,278	0.6
26,602	@	Discovery Communications, Inc.—Class A	2,405,353	0.7
35,567	@	Dollar General Corp.	2,145,401	0.7
24,363		Harley-Davidson, Inc.	1,686,894	0.5
26,092		L Brands, Inc.	1,613,790	0.5
32,325		Macy’s, Inc.	1,726,155	0.5
37,545		Mattel, Inc.	1,786,391	0.5
21,904	@	Michael Kors Holdings Ltd.	1,778,386	0.5
5,460	@	NetFlix, Inc.	2,010,208	0.6
28,105		Omnicom Group, Inc.	2,090,169	0.6
12,009	@	O’Reilly Automotive, Inc.	1,545,678	0.5
23,893		Ross Stores, Inc.	1,790,303	0.5
38,068		VF Corp.	2,373,159	0.7
8,764		Wynn Resorts Ltd.	1,702,056	0.5
1,026,964		Other Securities(a)	51,867,757	15.5
			85,820,611	25.6

		Consumer Staples: 8.0%
16,302		Hershey Co.	1,585,043	0.5
56,528		Kroger Co.	2,234,552	0.7
41,062		Lorillard, Inc.	2,081,022	0.6
22,010		Mead Johnson Nutrition Co.	1,843,558	0.5
40,312		Whole Foods Market, Inc.	2,331,243	0.7
346,550		Other Securities(a)	16,813,146	5.0
			26,888,564	8.0

		Energy: 5.5%
45,815		Cabot Oil & Gas Corp.	1,775,789	0.5
10,957		Pioneer Natural Resources Co.	2,016,855	0.6
272,061		Other Securities(a)	14,822,194	4.4
			18,614,838	5.5

		Financials: 8.0%
25,906	@	Aon PLC	2,173,254	0.7
7,904		IntercontinentalExchange Group, Inc.	1,777,768	0.5
21,138		Moody’s Corp.	1,658,699	0.5
28,189		T. Rowe Price Group, Inc.	2,361,393	0.7
63,288		Weyerhaeuser Co.	1,998,002	0.6
376,542		Other Securities(a)	16,763,155	5.0
			26,732,271	8.0

COMMON STOCK: (continued)
		Health Care: 13.2%
18,853	@	Actavis PLC	$3,167,304	1.0
21,212	@	Alexion Pharmaceuticals, Inc.	2,822,469	0.9
25,099		AmerisourceBergen Corp.	1,764,711	0.5
32,233	@	Cerner Corp.	1,796,667	0.5
41,423	@	Mylan Laboratories	1,797,758	0.5
13,704	@	Perrigo Co. PLC	2,103,016	0.6
25,307	@	Vertex Pharmaceuticals, Inc.	1,880,310	0.6
54,346		Zoetis, Inc.	1,776,571	0.5
450,398		Other Securities(a)	27,317,146	8.1
			44,425,952	13.2

		Industrials: 15.5%
32,244		Fastenal Co.	1,531,912	0.4
15,180		Rockwell Automation, Inc.	1,793,669	0.5
38,417	@	Seadrill LTD	1,578,170	0.5
6,411		WW Grainger, Inc.	1,637,498	0.5
803,701		Other Securities(a)	45,660,934	13.6
			52,202,183	15.5

		Information Technology: 16.3%
17,371		Amphenol Corp.	1,549,146	0.5
28,946	@	Fiserv, Inc.	1,709,261	0.5
32,274		Intuit, Inc.	2,463,152	0.7
10,522	@	LinkedIn Corp.	2,281,485	0.7
24,895		Motorola Solutions, Inc.	1,680,413	0.5
1,222,986		Other Securities(a)	45,036,205	13.4
			54,719,662	16.3

		Materials: 5.8%
41,582		International Paper Co.	2,038,765	0.6
9,627		Sherwin-Williams Co.	1,766,555	0.5
238,432		Other Securities	15,733,562	4.7
			19,538,882	5.8

		Telecommunication Services: 1.5%
36,311	@	Crown Castle International Corp.	2,666,317	0.8
96,996		Other Securities(a)	2,425,544	0.7
			5,091,861	1.5

		Utilities: 0.7%
50,998		Other Securities	2,404,792	0.7

		Total Common Stock
		(Cost $190,011,925)	336,439,616	100.1

PREFERRED STOCK: 0.0%
		Telecommunication Services: 0.0%
161		Other Securities	3,629	0.0

		Total Preferred Stock
		(Cost $3,219)	3,629	0.0

		Total Long-Term Investments
		(Cost $190,015,144)	336,443,245	100.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1): 1.9%
1,532,343	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,532,344, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,562,990, due 01/15/14–05/01/51)	$1,532,343	0.4
1,532,343	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,532,345, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,562,990, due 12/15/15–08/15/53)	1,532,343	0.5
1,532,343	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,532,346, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,562,990, due 01/24/14–02/01/47)	1,532,343	0.4
1,532,343	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,532,344, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,562,990, due 06/01/17–09/01/44)	1,532,343	0.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
322,594	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $322,594, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $329,046, due 01/23/14–08/15/23)	$322,594	0.1
		6,451,966	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
785,001	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $785,001)	785,001	0.3

	Total Short-Term Investments
	(Cost $7,236,967)	7,236,967	2.2

	Total Investments in Securities (Cost $197,252,111)	$343,680,212	102.3
	Liabilities in Excess of Other Assets	(7,750,499)	(2.3)
	Net Assets	$335,929,713	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $197,715,104.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,557,895
Gross Unrealized Depreciation	(2,592,787)
Net Unrealized Appreciation	$145,965,108

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$336,439,616	$—	$—	$336,439,616
Preferred Stock	3,629	—	—	3,629
Short-Term Investments	785,001	6,451,966	—	7,236,967
Total Investments, at fair value	$337,228,246	$6,451,966	$—	$343,680,212
Other Financial Instruments+
Futures	34,905	—	—	34,905
Total Assets	$337,263,151	$6,451,966	$—	$343,715,117

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING RussellTM Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	8	03/21/14	$1,071,520	$34,905
			$1,071,520	$34,905

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$34,905
Total Asset Derivatives		$34,905

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,354,802
Total	$1,354,802

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$11,446
Total	$11,446

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.0%
		Consumer Discretionary: 18.2%
14,464	@	Autozone, Inc.	$6,912,924	0.3
89,123	@	Bed Bath & Beyond, Inc.	7,156,577	0.3
127,477	@	Delphi Automotive PLC	7,665,192	0.3
99,794	@	Discovery Communications, Inc. — Class A	9,023,373	0.4
133,424	@	Dollar General Corp.	8,048,136	0.3
39,019	@	Liberty Media Corp.	5,714,332	0.2
215,991	@	Liberty Media Corp. — Interactive	6,339,336	0.3
156,452		Macy’s, Inc.	8,354,537	0.4
111,768		McGraw-Hill Cos., Inc.	8,740,258	0.4
20,481	@	NetFlix, Inc.	7,540,490	0.3
105,443		Omnicom Group, Inc.	7,841,796	0.3
142,824		VF Corp.	8,903,648	0.4
6,963,102		Other Securities(a)	338,788,103	14.3
			431,028,702	18.2

		Consumer Staples: 5.6%
212,040		Kroger Co.	8,381,941	0.4
154,031		Lorillard, Inc.	7,806,291	0.3
82,556		Mead Johnson Nutrition Co.	6,914,891	0.3
151,245		Whole Foods Market, Inc.	8,746,498	0.4
1,937,333		Other Securities(a)	100,463,811	4.2
			132,313,432	5.6

		Energy: 6.2%
146,233		Noble Energy, Inc.	9,959,929	0.4
55,686		Pioneer Natural Resources Co.	10,250,122	0.4
3,221,648		Other Securities(a)	127,159,884	5.4
			147,369,935	6.2

		Financials: 19.2%
82,170		Ameriprise Financial, Inc.	9,453,658	0.4
126,046	@	Aon PLC	10,573,999	0.5
356,660		Fifth Third Bancorp.	7,500,560	0.3
31,006	**	ING U.S., INC	1,089,861	0.1
46,540		IntercontinentalExchange Group, Inc.	10,467,777	0.4
203,140		ProLogis, Inc.	7,506,023	0.3
220,259		SunTrust Bank	8,107,734	0.3
105,741		T. Rowe Price Group, Inc.	8,857,924	0.4
119,552		Ventas, Inc.	6,847,938	0.3
76,224		Vornado Realty Trust	6,767,929	0.3
237,442		Weyerhaeuser Co.	7,496,044	0.3
12,654,833		Other Securities(a)	369,772,340	15.6
			454,441,787	19.2

		Health Care: 11.1%
70,728	@	Actavis PLC	11,882,304	0.5

COMMON STOCK: (continued)
		Health Care: (continued)
141,563		Agilent Technologies, Inc.	$8,095,988	0.3
79,579	@	Alexion Pharmaceuticals, Inc.	10,588,782	0.5
139,381		Cardinal Health, Inc.	9,312,045	0.4
120,909	@	Cerner Corp.	6,739,468	0.3
116,338		Cigna Corp.	10,177,248	0.4
155,390	@	Mylan Laboratories	6,743,926	0.3
51,491	@	Perrigo Co. PLC	7,901,809	0.3
115,551		St. Jude Medical, Inc.	7,158,384	0.3
94,942	@	Vertex Pharmaceuticals, Inc.	7,054,190	0.3
3,677,240		Other Securities(a)	177,408,637	7.5
			263,062,781	11.1

		Industrials: 13.6%
349,238		Delta Airlines, Inc.	9,593,568	0.4
121,865	@	Ingersoll-Rand PLC — Class A	7,506,884	0.3
144,220		Paccar, Inc.	8,533,497	0.4
60,848		Parker Hannifin Corp.	7,827,487	0.3
5,319,047		Other Securities(a)	290,086,076	12.2
			323,547,512	13.6

		Information Technology: 13.6%
489,880		Applied Materials, Inc.	8,665,977	0.4
121,073		Intuit, Inc.	9,240,291	0.4
39,471	@	LinkedIn Corp.	8,558,497	0.3
419,964	@	Micron Technology, Inc.	9,138,417	0.4
86,145		Western Digital Corp.	7,227,566	0.3
8,502,769		Other Securities(a)	280,943,672	11.8
			323,774,420	13.6

		Materials: 5.6%
181,371		International Paper Co.	8,892,620	0.4
129,579		Nucor Corp.	6,916,927	0.3
2,447,661		Other Securities(a)	117,795,943	4.9
			133,605,490	5.6

		Telecommunication Services: 1.1%
136,225	@	Crown Castle International Corp.	10,003,002	0.4
942,425		Other Securities(a)	16,144,406	0.7
			26,147,408	1.1

		Utilities: 5.8%
257,558		PPL Corp.	7,749,920	0.3
99,322		Sempra Energy	8,915,143	0.4
3,484,264		Other Securities	121,577,890	5.1
			138,242,953	5.8

		Total Common Stock
		(Cost $1,374,475,124)	2,373,534,420	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

PREFERRED STOCK: 0.0%
	Telecommunication Services: 0.0%
9,219	Other Securities	$207,796	0.0

	Total Preferred Stock
	(Cost $184,325)	207,796	0.0

	Total Long-Term Investments
	(Cost $1,374,659,449)	2,373,742,216	100.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc(1): 1.7%
9,860,785	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $9,860,790, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $10,058,000, due 01/15/14–05/01/51)	9,860,785	0.4
9,860,785	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $9,860,796, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $10,058,001, due 12/15/15–08/15/53)	9,860,785	0.4
9,860,785	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $9,860,801, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $10,058,004, due 01/24/14–02/01/47)	9,860,785	0.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
9,860,785	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $9,860,790, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $10,058,001, due 06/01/17–09/01/44)	$9,860,785	0.4
2,075,929	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $2,075,929, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $2,117,448, due 01/23/14–08/15/23)	2,075,929	0.1
		41,519,069	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
3,558,903	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $3,558,903)	3,558,903	0.2

	Total Short-Term Investments
	(Cost $45,077,972)	45,077,972	1.9

	Total Investments in Securities (Cost $1,419,737,421)	$2,418,820,188	101.9
	Liabilities in Excess of Other Assets	(45,556,814)	(1.9)
	Net Assets	$2,373,263,374	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

**	Investment in affiliate

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

Cost for federal income tax purposes is $1,431,180,347.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,027,467,051
Gross Unrealized Depreciation	(39,827,210)
Net Unrealized Appreciation	$987,639,841

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$2,373,534,420	$—	$—	$2,373,534,420
Preferred Stock	207,796	—	—	207,796
Short-Term Investments	3,558,903	41,519,069	—	45,077,972
Total Investments, at fair value	$2,377,301,119	$41,519,069	$—	$2,418,820,188
Other Financial Instruments+
Futures	222,518	—	—	222,518
Total Assets	$2,377,523,637	$41,519,069	$—	$2,419,042,706

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended September 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 9/30/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING U.S., INC	$—	$838,768	$—	$251,093	$1,089,861	$620	$—	$—
	$—	$838,768	$—	$251,093	$1,089,861	$620	$—	$—

ING RussellTM Mid Cap Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	51	03/21/14	$6,830,940	$222,518
			$6,830,940	$222,518

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM MID CAP
GROWTH INDEX PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$222,518
Total Asset Derivatives		$222,518

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$12,420,517
Total	$12,420,517

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,075,467)
Total	$(1,075,467)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING RUSSELLTM SMALL CAP
INDEX PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Consumer Discretionary: 13.0%
55,516		Brunswick Corp.	$2,557,067	0.2
70,220	@	Fifth & Pacific Co., Inc.	2,251,956	0.2
43,155		Sotheby’s	2,295,846	0.2
36,560	@	Tenneco, Inc.	2,068,199	0.2
63,306		Wolverine World Wide, Inc.	2,149,872	0.2
5,169,340		Other Securities(a)	126,611,326	12.0
			137,934,266	13.0

		Consumer Staples: 3.6%
100,290	@	Darling International, Inc.	2,094,055	0.2
23,999	@	Hain Celestial Group, Inc.	2,178,629	0.2
425,871	@	Rite Aid Corp.	2,154,907	0.2
32,256	@	United Natural Foods, Inc.	2,431,780	0.2
1,089,937		Other Securities	29,927,545	2.8
			38,786,916	3.6

		Energy: 5.1%
171,374	@	Kodiak Oil & Gas Corp.	1,921,102	0.2
4,054,372		Other Securities(a)	51,939,474	4.9
			53,860,576	5.1

		Financials: 21.5%
146,586		CNO Financial Group, Inc.	2,593,106	0.2
28,141		Financial Engines, Inc.	1,955,237	0.2
70,112		First American Financial Corp.	1,977,158	0.2
100,816		FirstMerit Corp.	2,241,140	0.2
152,455		Northstar Realty Finance Corp.	2,050,520	0.2
36,100		Prosperity Bancshares, Inc.	2,288,379	0.2
11,669,003		Other Securities(a)	216,091,105	20.3
			229,196,645	21.5

		Health Care: 12.4%
40,367	@	Align Technology, Inc.	2,306,974	0.2
32,634	@	Alnylam Pharmaceuticals, Inc.	2,099,345	0.2
22,848	@	Athenahealth, Inc.	3,073,056	0.3
40,600	@	Cepheid, Inc.	1,896,832	0.2
12,980	@, X	Clinical Data, Inc.	12,980	0.0
58,309		Healthsouth Corp.	1,942,856	0.2
66,412	@	Isis Pharmaceuticals, Inc.	2,645,854	0.3
42,590	@, X	Trius Therapeutics, Inc. — CVR	—	—
44,130	@	Viropharma, Inc.	2,199,881	0.2
26,885	@	WellCare Health Plans, Inc.	1,893,242	0.2
50,098		West Pharmaceutical Services, Inc.	2,457,808	0.2
7,275,994		Other Securities(a)	111,219,024	10.4
			131,747,852	12.4

COMMON STOCK: (continued)
		Industrials: 14.4%
27,158		Acuity Brands, Inc.	$2,968,912	0.3
30,155		Belden CDT, Inc.	2,124,420	0.2
32,753		Clarcor, Inc.	2,107,655	0.2
15,915	@	CoStar Group, Inc.	2,937,591	0.3
30,763		EnerSys	2,156,179	0.2
41,008		Heico Corp.	2,376,414	0.2
3,750	@, X	Hyster-Yale Materials Handling, Inc. — B shares	349,350	0.0
12,252	@	Middleby Corp.	2,940,112	0.3
29,954	@	Moog, Inc.	2,035,075	0.2
24,807	@	Teledyne Technologies, Inc.	2,278,771	0.2
43,671		Woodward Governor Co.	1,991,834	0.2
5,217,880		Other Securities(a)	129,044,362	12.1
			153,310,675	14.4

		Information Technology: 16.4%
77,619	@	ARRIS Group, Inc.	1,891,187	0.2
55,900	@	Aspen Technology, Inc.	2,336,620	0.2
28,340	@	Commvault Systems, Inc.	2,122,099	0.2
22,650		FEI Co.	2,024,004	0.2
46,710		MAXIMUS, Inc.	2,054,773	0.2
73,271	@	PTC, Inc.	2,593,061	0.2
153,095	@	SunEdison, Inc.	1,997,890	0.2
20,940	@	Tyler Technologies, Inc.	2,138,602	0.2
17,470	@	Ultimate Software Group, Inc.	2,676,753	0.3
25,050	@	WEX, Inc.	2,480,701	0.2
7,812,383		Other Securities(a)	152,357,237	14.3
			174,672,927	16.4

		Materials: 4.7%
43,086		Axiall Corp.	2,044,000	0.2
65,669		PolyOne Corp.	2,321,399	0.2
2,253,949		Other Securities(a)	46,004,545	4.3
			50,369,944	4.7

		Telecommunication Services: 0.8%
944,465		Other Securities(a)	8,469,035	0.8

		Utilities: 2.9%
43,002		Cleco Corp.	2,004,753	0.2
36,616		Idacorp, Inc.	1,898,174	0.2
33,784		Southwest Gas Corp.	1,888,863	0.2
788,475		Other Securities(a)	24,899,995	2.3
			30,691,785	2.9

		Total Common Stock
		(Cost $607,331,086)	1,009,040,621	94.8

REAL ESTATE INVESTMENT TRUSTS: 0.0%
		Financials: 0.0%
8,082		Other Securities	147,093	0.0

		Total Real Estate Investment Trusts
		(Cost $172,551)	147,093	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM SMALL CAP
INDEX PORTFOLIO

Shares		Value	Percentage of Net Assets

RIGHTS: 0.0%
	Energy: 0.0%
85,783	Other Securities(a)	$13,725	0.0

	Total Rights
	(Cost $—)	13,725	0.0

WARRANTS: 0.0%
	Energy: 0.0%
11,987	Other Securities	25,381	0.0

	Total Warrants
	(Cost $—)	25,381	0.0

	Total Long-Term Investments
	(Cost $607,503,637)	1,009,226,820	94.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.2%
	Securities Lending Collateralcc(1): 4.8%
7,401,069	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,401,081, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $7,549,103, due 01/31/14–01/01/44)	7,401,069	0.7
12,192,346	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $12,192,353, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $12,436,193, due 01/15/14–05/01/51)	12,192,346	1.2
12,192,346	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $12,192,359, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $12,436,193, due 12/15/15–08/15/53)	12,192,346	1.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
12,192,346	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $12,192,366, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $12,436,197, due 01/24/14–02/01/47)	$12,192,346	1.1
7,358,055	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,358,067, collateralized by various U.S. Government Agency Obligations, 1.372%–8.500%, Market Value plus accrued interest $7,505,216, due 05/01/17–12/01/44)	7,358,055	0.7
		51,336,162	4.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.4%
57,585,008	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $57,585,008)	57,585,008	5.4

	Total Short-Term Investments
	(Cost $108,921,170)	108,921,170	10.2

	Total Investments in Securities (Cost $716,424,807)	$1,118,147,990	105.0
	Liabilities in Excess of Other Assets	(52,892,654)	(5.0)
	Net Assets	$1,065,255,336	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM SMALL CAP
INDEX PORTFOLIO

Cost for federal income tax purposes is $718,194,561.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$430,448,095
Gross Unrealized Depreciation	(30,494,666)
Net Unrealized Appreciation	$399,953,429

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$137,934,266	$—	$—	$137,934,266
Consumer Staples	38,786,916	—	—	38,786,916
Energy	53,860,576	—	—	53,860,576
Financials	229,196,645	—	—	229,196,645
Health Care	131,734,872	—	12,980	131,747,852
Industrials	152,513,725	796,950	—	153,310,675
Information Technology	174,672,927	—	—	174,672,927
Materials	50,369,944	—	—	50,369,944
Telecommunication Services	8,469,035	—	—	8,469,035
Utilities	30,691,785	—	—	30,691,785
Total Common Stock	1,008,230,691	796,950	12,980	1,009,040,621
Real Estate Investment Trusts	147,093	—	—	147,093
Rights	13,725	—	—	13,725
Warrants	—	25,381	—	25,381
Short-Term Investments	57,585,008	51,336,162	—	108,921,170
Total Investments, at fair value	$1,065,976,517	$52,158,493	$12,980	$1,118,147,990
Other Financial Instruments+
Futures	2,427,433	—	—	2,427,433
Total Assets	$1,068,403,950	$52,158,493	$12,980	$1,120,575,423

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING RussellTM Small Cap Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	530	03/21/14	$61,554,200	$2,427,433
			$61,554,200	$2,427,433

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING RUSSELLTM SMALL CAP
INDEX PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$2,427,433
Total Asset Derivatives		$2,427,433

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$11,963,591
Total	$11,963,591

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,489,152
Total	$1,489,152

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING U.S. BOND INDEX PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 23.1%
		Basic Materials: 1.6%
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	$5,155,545	0.1
1,240,000		Rio Tinto Finance USA PLC, 1.375%–2.250%, 06/17/16–12/14/18	1,247,052	0.1
3,000,000		Teck Resources Ltd., 4.750%, 01/15/22	3,029,631	0.1
3,350,000		Teck Resources Ltd, 2.500%, 02/01/18	3,371,973	0.1
1,500,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	1,517,762	0.0
46,874,000		Other Securities(a)	48,256,606	1.2
			62,578,569	1.6

		Communications: 3.3%
14,505,000		AT&T, Inc., 1.400%–6.500%, 05/15/16–09/01/37	15,458,191	0.4
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	271,557	0.0
5,595,000		Deutsche Telekom International Finance BV, 5.750%, 03/23/16	6,145,996	0.2
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,468,251	0.0
8,010,000		NBCUniversal Media, LLC, 2.875%–4.450%, 04/30/15–01/15/43	8,203,839	0.2
6,105,000		Telefonica Emisiones SAU, 3.192%–5.462%, 02/16/16–02/16/21	6,416,827	0.2
6,825,000		Time Warner Cable, Inc., 4.125%–5.850%, 05/01/17–09/15/42	7,006,298	0.2
5,825,000		Time Warner, Inc., 4.875%–6.500%, 03/15/20–12/15/43	6,417,832	0.1
18,030,000		Verizon Communications, Inc., 1.100%–7.750%, 09/15/16–09/15/43	20,089,453	0.5
6,500,000		Viacom, Inc., 2.500%–5.850%, 12/15/16–09/01/43	6,608,612	0.2
51,846,000		Other Securities(a)	54,143,758	1.3
			132,230,614	3.3

		Consumer, Cyclical: 1.1%
6,550,000		CVS Caremark Corp., 1.200%–5.300%, 05/18/15–12/05/43	6,669,190	0.2
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	503,261	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	499,184	0.0
300,000		Ford Motor Co., 4.750%, 01/15/43	270,625	0.0
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	612,435	0.0

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	$746,715	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	397,133	0.0
34,066,187		Other Securities	35,761,744	0.9
			45,460,287	1.1

		Consumer, Non-cyclical: 3.0%
5,500,000		Cigna Corp., 4.000%–5.125%, 06/15/20–02/15/22	5,829,457	0.2
4,920,000		Pfizer, Inc., 6.200%, 03/15/19	5,835,873	0.2
5,750,000		UnitedHealth Group, Inc., 0.850%–6.000%, 10/15/15–03/15/23	5,782,384	0.1
98,143,000		Other Securities	100,717,301	2.5
			118,165,015	3.0

		Energy: 2.7%
103,097,000		Other Securities	108,183,349	2.7

		Financial: 7.4%
2,955,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	3,036,254	0.1
9,000,000		American International Group, Inc., 2.375%–8.250%, 08/24/15–06/01/22	10,409,011	0.3
6,325,000		American Express Co., 7.000%, 03/19/18	7,561,171	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	501,131	0.0
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	502,160	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	492,856	0.0
13,725,000		Bank of America Corp., 6.500%, 08/01/16	15,505,064	0.4
13,510,000		Bank of America Corp., 1.500%–5.700%, 10/09/15–07/24/23	13,957,824	0.3
12,849,000		Citigroup, Inc., 1.700%–8.125%, 08/07/15–07/15/39	15,349,122	0.4
5,500,000		Credit Suisse New York, 6.000%, 02/15/18	6,371,547	0.2
4,250,000		Ford Motor Credit Co. LLC, 1.700%–4.375%, 05/09/16–08/06/23	4,291,251	0.1
5,650,000		Ford Motor Credit Co., LLC, 2.500%–5.875%, 05/15/15–09/20/22	5,972,322	0.1
9,000,000		General Electric Capital Corp., 1.625%–6.750%, 07/02/15–01/14/38	10,776,059	0.3
20,590,000		Goldman Sachs Group, Inc., 3.625%–6.750%, 02/07/16–10/01/37	22,231,193	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,000,000	#	Hyundai Capital America, 1.875%, 08/09/16	$1,004,189	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,004,375	0.0
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,322,666	0.1
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,725,739	0.1
14,750,000		JPMorgan Chase & Co., 1.100%–5.500%, 10/15/15–10/15/40	15,491,949	0.4
6,395,000		MetLife, Inc., 3.048%–6.750%, 06/01/16–08/13/42	7,065,530	0.2
16,450,000		Morgan Stanley, 2.125%–6.625%, 10/15/15–05/22/23	18,418,855	0.5
7,695,000		Prudential Financial, Inc., 3.875%–6.200%, 01/14/15–11/15/40	8,390,175	0.2
3,983,000	#	Wells Fargo & Co., 5.606%, 01/15/44	4,138,042	0.1
9,000,000		Wells Fargo & Co., 3.450%–4.600%, 04/01/21–02/13/23	9,718,008	0.2
105,517,000		Other Securities(a)	108,162,326	2.7
			298,398,819	7.4

		Government: 0.0%
1,000,000		Other Securities	951,931	0.0

		Industrial: 1.4%
1,379,000		General Electric Co., 2.700%–5.250%, 12/06/17–10/09/22	1,463,618	0.0
56,202,000		Other Securities(a)	56,438,532	1.4
			57,902,150	1.4

		Technology: 1.0%
9,540,000		International Business Machines Corp., 1.625%–3.375%, 07/22/16–08/01/23	9,639,929	0.3
28,935,000		Other Securities	28,819,055	0.7
			38,458,984	1.0

		Utilities: 1.6%
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	259,727	0.0
5,920,000		Southern Co., 2.375%, 09/15/15	6,060,991	0.2
56,353,000		Other Securities	57,731,561	1.4
			64,052,279	1.6

		Total Corporate Bonds/Notes
		(Cost $910,763,194)	926,381,997	23.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
1,450,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	$1,485,898	0.1
6,371,291	L	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%–5.886%, 07/15/44–11/15/44	6,838,650	0.2
7,973,200	L	Greenwich Capital Commercial Funding Corp., 5.224%–5.820%, 04/10/37–03/10/39	8,614,705	0.2
7,104,484		JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%–5.706%, 03/15/46–02/12/51	7,730,844	0.2
1,145,853		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	1,163,652	0.0
1,110,718		Morgan Stanley Capital I, Inc., 5.385%, 06/15/38	1,120,378	0.0
3,530,000		Morgan Stanley Bank of America Merrill Lynch Trust, 1.689%–3.134%, 12/15/48	3,379,551	0.1
6,770,328		Morgan Stanley Capital I, 4.970%–5.331%, 04/14/40–03/15/44	7,006,147	0.2
30,576,920		Other Securities(a)	32,699,295	0.8

		Total Collateralized Mortgage Obligations
		(Cost $63,885,491)	70,039,120	1.8

MUNICIPAL BONDS: 0.8%
		California: 0.1%
4,335,000		Other Securities	5,618,117	0.1

		Connecticut: 0.1%
3,735,000		Other Securities	4,184,507	0.1

		Illinois: 0.1%
4,400,000		Other Securities	4,540,888	0.1

		New Jersey: 0.2%
5,760,000		Other Securities	6,579,308	0.2

		New York: 0.1%
3,495,000		Other Securities	4,178,517	0.1

		Ohio: 0.1%
3,355,000		Other Securities	4,238,875	0.1

		Washington: 0.1%
3,900,000		Other Securities	4,019,106	0.1

		Total Municipal Bonds
		(Cost $31,563,003)	33,359,318	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 0.4%
		Automobile Asset-Backed Securities: 0.2%
908,925		Bank of America Auto Trust, 0.780%, 06/15/16	$911,082	0.0
8,184,752		Other Securities	8,204,390	0.2
			9,115,472	0.2

		Credit Card Asset-Backed Securities: 0.2%
6,283,000		Other Securities	6,949,822	0.2

		Other Asset-Backed Securities: 0.0%
1,348,013		Other Securities	1,381,600	0.0

		Total Asset-Backed Securities
		(Cost $17,585,649)	17,446,894	0.4

U.S. TREASURY OBLIGATIONS: 39.2%
		U.S. Treasury Bills: 2.3%
6,340,000		0.125%, due 12/31/14	6,338,517	0.2
70,060,000		0.250%, due 09/15/14	70,124,315	1.7
15,921,000		0.250%, due 11/30/14	15,936,236	0.4
			92,399,068	2.3

		U.S. Treasury Bonds: 3.6%
14,532,000		2.750%, due 11/15/42	11,443,950	0.3
7,612,000		3.125%, due 02/15/43	6,491,605	0.2
70,029,000		3.625%, due 08/15/43	65,876,491	1.6
23,645,000		3.500%, due 02/15/39	22,189,367	0.6
26,505,000		4.375%, due 05/15/40	28,695,797	0.7
9,995,000		3.875%–6.000%, due 02/15/26–08/15/40	10,559,334	0.2
			145,256,544	3.6

		U.S. Treasury Notes: 33.3%
57,333,000		0.250%, due 02/28/15	57,373,305	1.4
25,975,000		0.250%, due 10/15/15	25,942,531	0.6
27,732,000		0.250%, due 12/15/15	27,672,432	0.7
29,048,000		0.375%, due 04/15/15	29,116,088	0.7
15,697,000		0.375%, due 02/15/16	15,684,741	0.4
33,823,000		0.375%, due 03/15/16	33,774,126	0.8
26,291,000		0.625%, due 08/15/16	26,296,127	0.7
36,269,100		0.625%, due 09/30/17	35,512,563	0.9
23,037,000		0.750%, due 02/28/18	22,424,170	0.6
34,597,000		1.000%, due 08/31/19	32,698,213	0.8
46,620,000		1.250%, due 10/31/15	47,396,689	1.2
28,376,000		1.750%, due 10/31/20	27,193,288	0.7
108,163,000		1.875%, due 09/30/17	110,917,803	2.8
18,650,000		2.625%, due 04/30/18	19,567,934	0.5
135,898,300		0.125%–2.500%, due 01/31/15–08/15/23	133,680,092	3.3
51,172,000		0.625%, due 07/15/16	51,233,969	1.3
16,290,000		0.625%, due 11/15/16	16,240,364	0.4
55,029,000		0.625%, due 12/15/16	54,803,271	1.4
29,467,000		1.250%, due 11/30/18	28,821,260	0.7
57,697,000		1.500%, due 12/31/18	57,018,599	1.4
24,900,000		2.000%, due 11/30/20	24,212,337	0.6
71,300,000		2.375%, due 12/31/20	70,937,939	1.8
101,122,000		2.750%, due 11/15/23	98,759,891	2.4
48,376,000		0.250%–1.375%, due 11/30/15–04/30/20	48,039,166	1.2

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
74,766,000		0.125%, due 07/31/14	$74,779,159	1.9
34,625,000		2.375%, due 03/31/16	36,120,904	0.9
77,155,000		2.375%, due 07/31/17	80,611,930	2.0
26,255,000		2.750%, due 02/15/19	27,499,040	0.7
17,970,000		0.500%–8.125%, due 08/15/14–05/15/20	20,034,610	0.5
			1,334,362,541	33.3

		Total U.S. Treasury Obligations
		(Cost $1,586,404,751)	1,572,018,153	39.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.1%
		Federal Home Loan Bank: 0.2%
8,000,000		2.000%, due 04/15/21	7,484,032	0.2

		Federal Home Loan Mortgage Corporation: 6.4%##
21,246,000		1.000%, due 09/29/17	21,008,661	0.5
37,400,000	W	3.500%, due 07/15/41	37,119,500	1.0
185,469,916	W	0.500%–6.750%, due 04/17/15–03/01/42	196,819,155	4.9
			254,947,316	6.4

		Federal National Mortgage Association: 19.7%##
27,130,000		0.375%, due 03/16/15	27,181,764	0.7
24,450,000		0.875%, due 08/28/14	24,569,023	0.6
72,700,000	W	2.500%, due 01/15/28	71,973,000	1.8
15,000,000	W	3.000%, due 09/25/26	15,312,304	0.4
114,637,000	W	3.000%, due 09/25/42	108,860,373	2.7
54,385,845		3.000%, due 05/01/43	51,787,552	1.3
61,636,000	W	3.500%, due 06/25/42	61,245,961	1.5
27,838,294		3.500%, due 11/01/42	27,691,289	0.7
24,390,000	W	4.000%, due 08/25/40	25,114,078	0.6
17,846,622		4.000%, due 07/01/42	18,415,245	0.5
23,200,000	W	5.000%, due 01/13/40	25,199,193	0.6
310,569,574		1.375%–7.250%, due 01/01/14–07/01/42	332,084,599	8.3
			789,434,381	19.7

		Government National Mortgage Association: 7.1%
19,067,233		2.500%, due 02/20/41	19,638,147	0.5
39,961,000		3.000%, due 01/15/43	38,621,683	0.9
58,574,000		3.500%, due 10/20/41	59,107,117	1.5
20,000,000		4.000%, due 09/20/40	20,800,782	0.5
138,446,338		3.500%–7.000%, due 10/15/36–01/20/43	148,053,503	3.7
			286,221,232	7.1

		Other U.S. Agency Obligations: 0.7%
22,990,000		1.100%, due 11/06/18	21,996,441	0.5
6,585,000		1.875%–7.125%, due 08/25/16–01/15/38	7,972,537	0.2
			29,968,978	0.7

		Total U.S. Government Agency Obligations
		(Cost $1,369,405,131)	1,368,055,939	34.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: 3.8%
9,000,000	L	European Investment Bank, 2.375%–4.000%, 03/14/14–02/16/21	$9,193,972	0.2
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	11,116,105	0.3
7,040,000		Inter-American Development Bank, 3.000%–3.200%, 04/22/14–08/07/42	6,878,941	0.2
8,295,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14	8,330,445	0.2
10,000,000		KFW, 2.625%, 01/25/22	9,760,300	0.2
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	10,947,500	0.3
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,640,033	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,605,889	0.3
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,675,825	0.2
62,524,000		Other Securities	67,377,306	1.7

		Total Foreign Government Bonds
		(Cost $155,408,331)	153,526,316	3.8

		Total Long-Term Investments
		(Cost $4,135,015,550)	4,140,827,737	103.2

SHORT-TERM INVESTMENTS: 8.3%
		Commercial Paper: 8.1%
25,000,000		Comcast Corp., 0.250%, 01/17/14	24,997,049	0.6
45,950,000		Concord Minutemen Capital, 0.400%, 01/03/14	45,948,486	1.1
8,000,000		Crown Point, 0.180%, 01/06/14	7,999,756	0.2
28,730,000		Crown Point, 0.190%, 01/03/14	28,729,548	0.7
5,895,000		Devon Energy Corp., 0.260%, 02/14/14	5,893,087	0.1
2,500,000		Devon Energy Corp., 0.270%, 01/29/14	2,499,453	0.1
16,500,000		Dominion Resources Inc., 0.280%, 01/30/14	16,496,186	0.4
8,300,000		General Mls Inc., 0.150%, 01/17/14	8,299,412	0.2
16,700,000		General Mls Inc., 0.280%, 01/06/14	16,699,212	0.5
360,000		Jupiter Securitization Company, 0.180%, 01/07/14	359,988	0.0

SHORT-TERM INVESTMENTS: (continued)
		Commercial Paper: (continued)
25,000,000		Jupiter Securitization Company, 0.310%, 06/13/14	$24,973,999	0.7
15,000,000		Jupiter Securitization Company, 0.250%, 07/01/14	14,980,950	0.4
20,000,000		Kinder Morgan Energy Partners LP, 0.260%, 01/17/14	19,997,544	0.5
15,000,000		Mondelez Int. Inc., 0.240%, 01/27/14	14,997,276	0.4
25,000,000		Pacific Gas and Electric, 0.200%, 01/08/14	24,998,889	0.6
1,500,000		Potash Corp., 0.240%, 01/15/14	1,499,850	0.0
3,000,000		Thunder Bay Funding LLC, 0.200%, 04/01/14	2,998,469	0.1
1,247,000		United Healthcare Corp., 0.140%, 01/10/14	1,246,952	0.0
8,500,000		Virginia Electirc, 0.280%, 01/30/14	8,498,035	0.2
7,000,000		Vodafone Group PLC, 0.480%, 04/17/14	6,993,280	0.2
500,000		Vodafone Group PLC, 0.660%, 01/28/14	499,892	0.0
17,500,000		Vodafone Group PLC, 0.280%, 03/14/14	17,490,025	0.5
25,000,000		VW Credit Inc., 0.260%, 01/30/14	24,994,583	0.6
			322,091,921	8.1

		Securities Lending Collateralcc(1): 0.2%
2,083,850		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,083,852, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $2,125,527, due 12/15/15–08/15/53)	2,083,850	0.1
2,083,850		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,083,853, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,125,527, due 04/30/15–03/01/48)	2,083,850	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,083,850	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,083,853, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $2,125,528, due 01/24/14–02/01/47)	$2,083,850	0.0
2,083,850	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,083,851, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $2,125,527, due 06/01/17–09/01/44)	2,083,850	0.1
438,697	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $438,697, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $447,471, due 01/23/14–08/15/23)	438,697	0.0
		8,774,097	0.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.0%
823,716	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $823,716)	$823,716	0.0

	Total Short-Term Investments
	(Cost $331,675,005)	331,689,734	8.3

	Total Investments in Securities (Cost $4,466,690,555)	$4,472,517,471	111.5
	Liabilities in Excess of Other Assets	(461,660,735)	(11.5)
	Net Assets	$4,010,856,736	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $4,470,536,753.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,173,307
Gross Unrealized Depreciation	(60,192,589)
Net Unrealized Appreciation	$1,980,718

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$926,381,997	$—	$926,381,997
Collateralized Mortgage Obligations	—	70,039,120	—	70,039,120
Municipal Bonds	—	33,359,318	—	33,359,318
Short-Term Investments	823,716	330,866,018	—	331,689,734
U.S. Treasury Obligations	—	1,572,018,153	—	1,572,018,153
Asset-Backed Securities	—	17,446,894	—	17,446,894
U.S. Government Agency Obligations	—	1,368,055,939	—	1,368,055,939
Foreign Government Bonds	—	153,526,316	—	153,526,316
Total Investments, at fair value	$823,716	$4,471,693,755	$—	$4,472,517,471
Other Financial Instruments+
Centrally Cleared Swaps	—	161,343	—	161,343
OTC Swaps	—	297,833	—	297,833
Total Assets	$823,716	$4,472,152,931	$—	$4,472,976,647

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

ING U.S. Bond Index Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2013

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.20	Sell	1.000	06/20/18	USD 15,000,000	$298,212	$111,780
CDX.NA.IG.21	Sell	1.000	12/20/18	USD 20,000,000	357,834	49,563
					$656,046	$161,343

ING U.S. Bond Index Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.20	Sell	1.000	06/20/18	USD 15,000,000	$297,833	$148,076	$149,757
						$297,833	$148,076	$149,757

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING U.S. BOND INDEX PORTFOLIO

of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Upfront payments paid on OTC swap agreements	$148,076
Credit contracts	Unrealized appreciation on OTC swap agreements	149,757
Credit contracts	Net Assets — Unrealized Appreciation*	161,343
Total Asset Derivatives		$459,176

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$580,074	$580,074
Interest Rate Contracts	139,169	—	139,169
Total	$139,169	$580,074	$719,243

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit Contracts	$313,697
Total	$313,697

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

Barclays Bank PLC
Assets:
Credit default swaps	$297,833
Total Assets	$297,833

Net OTC derivative instruments by counterparty, at fair value	$297,833

Total collateral pledged by the Portfolio/(Received from counterparty)	$—

Net Exposure(1)	$297,833

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Australia Index Portfolio
Class ADV	NII	$0.5172
Class I	NII	$0.5660
ING Emerging Markets Index Portfolio
Class ADV	NII	$—
Class I	NII	$0.0143
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0426
All Classes	LTCG	$0.0084
ING Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.4390
Class I	NII	$0.4657
ING FTSE 100 Index® Portfolio
Class ADV	NII	$0.5715
Class I	NII	$0.6145
All Classes	STCG	$0.0268
All Classes	LTCG	$0.2536
ING Hang Seng Index Portfolio
Class ADV	NII	$0.5015
Class I	NII	$0.5679
Class S	NII	$0.5354
ING International Index Portfolio
Class ADV	NII	$0.1838
Class I	NII	$0.2102
Class S	NII	$0.1922
Class S2	NII	$0.2019
ING Japan TOPIX Index Portfolio
Class ADV	NII	$0.2058
Class I	NII	$0.2317
All Classes	STCG	$0.0105
All Classes	LTCG	$0.0402
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	NII	$0.2026
Class I	NII	$0.2758
Class S	NII	$0.2296
ING RussellTM Large Cap Index Portfolio
Class ADV	NII	$0.1701
Class I	NII	$0.2010
Class S	NII	$0.1746
Class S2	NII	$0.1917
ING RussellTM Large Cap Value Index Portfolio
Class ADV	NII	$0.2002
Class I	NII	$0.2668
Class S	NII	$0.2406
All Classes	LTCG	$0.1120
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	NII	$0.1092
Class I	NII	$0.2010
Class S	NII	$0.1528
Class S2	NII	$0.1386
ING RussellTM Mid Cap Index Portfolio
Class ADV	NII	$0.1336
Class I	NII	$0.1684
Class S	NII	$0.1439
Class S2	NII	$0.1461
All Classes	STCG	$0.0789
All Classes	LTCG	$0.3408
ING RussellTM Small Cap Index Portfolio
Class ADV	NII	$0.1619
Class I	NII	$0.2039
Class S	NII	$0.1747
Class S2	NII	$0.1745
All Classes	STCG	$0.0134
All Classes	LTCG	$0.5024
ING U.S. Bond Index Portfolio
Class ADV	NII	$0.1572
Class I	NII	$0.2092
Class S	NII	$0.1821
Class S2	NII	$0.1690
All Classes	STCG	$0.0230
All Classes	LTCG	$0.0844

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Emerging Markets Index Portfolio	0.03%
ING RussellTM Large Cap Growth Index Portfolio	100.00%
ING RussellTM Large Cap Index Portfolio	100.00%
ING RussellTM Large Cap Value Index Portfolio	100.00%
ING RussellTM Mid Cap Growth Index Portfolio	100.00%
ING RussellTM Mid Cap Index Portfolio	70.40%
ING RussellTM Small Cap Index Portfolio	91.56%

The Portfolios designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Emerging Markets Index Portfolio	100.00%
ING FTSE 100 Index® Portfolio	100.00%
ING Japan TOPIX Index Portfolio	100.00%
ING RussellTM Mid Cap Index Portfolio	100.00%
ING RussellTM Small Cap Index Portfolio	100.00%
ING U.S. Bond Index Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

TAX INFORMATION (UNAUDITED) (CONTINUED)

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Emerging Markets Index Portfolio	$1,013,507	$0.0187	100.00%
ING Euro STOXX 50® Index Portfolio	$1,123,778	$0.0252	91.24%
ING Hang Seng Index Portfolio	$165,376	$0.0193	99.76%
ING International Index Portfolio	$555,872	$0.0082	89.52%
ING Japan TOPIX Index Portfolio	$563,109	$0.0162	100.00%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Variable Portfolios, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for each Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement for each Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

5	To elect 13 nominees to the Board.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Australia Index Portfolio	1	*	15,519,772.079	954,079.000	1,984,623.000	0.000	18,458,474.079
	2	*	15,401,119.413	1,041,786.333	2,015,568.333	0.000	18,458,474.079
	4	*	15,003,651.079	1,675,453.000	1,779,370.000	0.000	18,458,474.079

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Index Portfolio	1	*	9,253,403.663	0.000	0.000	0.000	9,253,403.663
	2	*	9,253,403.663	0.000	0.000	0.000	9,253,403.663
	4	*	9,253,403.663	0.000	0.000	0.000	9,253,403.663

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Euro STOXX 50® Index Portfolio	1	*	62,322,779.000	2,086,664.000	2,636,624.000	0.000	67,046,067.000
	2	*	62,322,779.000	2,086,664.000	2,636,624.000	0.000	67,046,067.000
	4	*	60,463,881.667	3,541,625.667	3,040,559.666	0.000	67,046,067.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING FTSE 100 Index® Portfolio	1	*	42,493,519.000	111,229.000	1,303,889.000	1,641.140	43,910,278.140
	2	*	42,493,519.000	111,229.000	1,303,889.000	1,641.140	43,910,278.140
	4	*	41,650,309.000	111,229.000	2,147,099.000	1,641.140	43,910,278.140

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Hang Seng Index Portfolio	1	*	9,846,478.000	1,003,450.000	553,397.000	1,566.715	11,404,891.715
	2	*	9,840,369.250	1,005,618.250	557,337.250	1,566.965	11,404,891.715
	4	*	9,403,680.250	1,335,647.250	663,997.250	1,566.965	11,404,891.715

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Index Portfolio	1	*	38,453,004.000	2,810,527.000	3,614,650.000	8,273.547	44,886,454.547
	2	*	38,163,714.500	3,001,774.500	3,712,691.500	8,274.047	44,886,454.547
	4	*	35,996,693.250	4,899,539.250	3,981,948.250	8,273.797	44,886,454.547

*  Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Japan Topix Index® Portfolio	1	*	43,313,786.000	2,350,725.000	257,117.000	0.000	45,921,628.000
	2	*	43,313,786.000	2,350,725.000	257,117.000	0.000	45,921,628.000
	4	*	40,814,766.000	2,350,725.000	2,756,137.000	0.000	45,921,628.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Large Cap Growth Index Portfolio	1	*	19,285,006.000	1,243,069.000	2,034,665.000	0.000	22,562,740.000
	2	*	19,257,896.000	1,298,561.000	2,006,283.000	0.000	22,562,740.000
	4	*	18,273,142.667	2,206,196.667	2,083,400.666	0.000	22,562,740.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Large Cap Index Portfolio	1	*	34,811,224.000	1,796,544.000	3,590,204.000	0.000	40,197,972.000
	2	*	34,701,130.000	1,989,402.000	3,507,440.000	0.000	40,197,972.000
	4	*	33,606,225.667	3,402,814.667	3,188,931.666	0.000	40,197,972.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Large Cap Value Index Portfolio	1	*	6,850,051.000	346,367.000	809,347.000	0.000	8,005,765.000
	2	*	6,779,999.334	434,407.333	791,358.333	0.000	8,005,765.000
	4	*	6,458,653.334	761,006.333	786,105.333	0.000	8,005,765.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Mid Cap Growth Index Portfolio	1	*	12,945,485.000	695,097.000	1,464,028.000	0.000	15,104,610.000
	2	*	12,908,399.000	792,190.000	1,404,021.000	0.000	15,104,610.000
	4	*	12,405,868.334	1,357,386.333	1,341,355.333	0.000	15,104,610.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Mid Cap Index Portfolio	1	*	102,176,178.000	5,974,934.000	7,793,901.000	0.000	115,945,013.000
	2	*	101,429,097.667	6,428,127.667	8,087,787.666	0.000	115,945,013.000
	4	*	97,054,340.000	10,646,562.000	8,244,111.000	0.000	115,945,013.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING RussellTM Small Cap Index Portfolio	1	*	43,703,089.000	2,545,059.000	4,379,879.000	0.000	50,628,027.000
	2	*	43,593,721.000	2,797,813.000	4,236,493.000	0.000	50,628,027.000
	4	*	42,409,802.667	4,446,241.667	3,771,982.666	0.000	50,628,027.000

* Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING U.S. Bond Index Portfolio	1	*	311,925,837.000	21,800,056.000	39,737,407.000	4,437.421	373,467,737.421
	2	*	310,773,338.750	23,833,500.750	38,856,460.750	4,437.171	373,467,737.421
	4	*	288,960,597.500	50,956,895.500	33,545,807.500	4,436.921	373,467,737.421

*  Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Variable Portfolios, Inc.

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	980,377,634.237	49,269,114.925	0.000	0.000	1,029,646,749.162
John V. Boyer	5	*	980,864,708.237	48,782,040.925	0.000	0.000	1,029,646,749.162
Patricia W. Chadwick	5	*	980,769,531.237	48,877,217.925	0.000	0.000	1,029,646,749.162
Albert E. DePrince, Jr.	5	*	979,807,468.973	49,839,280.189	0.000	0.000	1,029,646,749.162
Peter S. Drotch	5	*	981,149,180.973	48,497,568.189	0.000	0.000	1,029,646,749.162
J. Michael Earley	5	*	981,054,494.237	48,592,254.925	0.000	0.000	1,029,646,749.162
Martin J. Gavin**	5	*	981,585,764.237	48,060,984.925	0.000	0.000	1,029,646,749.162
Russell H. Jones	5	*	981,602,525.973	48,044,223.189	0.000	0.000	1,029,646,749.162
Patrick W. Kenny	5	*	980,748,578.973	48,898,170.189	0.000	0.000	1,029,646,749.162
Shaun P. Mathews	5	*	981,535,233.237	48,111,515.925	0.000	0.000	1,029,646,749.162
Joseph E. Obermeyer	5	*	980,237,431.237	49,409,317.925	0.000	0.000	1,029,646,749.162
Sheryl K. Pressler	5	*	980,025,511.237	49,621,237.925	0.000	0.000	1,029,646,749.162
Roger B. Vincent	5	*	980,862,692.237	48,784,056.925	0.000	0.000	1,029,646,749.162

*	Proposal Passed
**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December 2007– Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013–Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011– December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014– Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Variable Portfolios, Inc.	Voya Variable Portfolios, Inc.
ING Australia Index Portfolio	Voya Australia Index Portfolio
ING Emerging Markets Index Portfolio	Voya Emerging Markets Index Portfolio
ING Euro STOXX 50® Index Portfolio	Voya Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio	Voya FTSE 100 Index® Portfolio
ING Hang Seng Index Portfolio	Voya Hang Seng Index Portfolio
ING International Index Portfolio	Voya International Index Portfolio
ING Japan TOPIX Index® Portfolio	Voya Japan TOPIX Index® Portfolio
ING RussellTM Large Cap Growth Index Portfolio	Voya RussellTM Large Cap Growth Index Portfolio
ING RussellTM Large Cap Index Portfolio	Voya RussellTM Large Cap Index Portfolio
ING RussellTM Large Cap Value Index Portfolio	Voya RussellTM Large Cap Value Index Portfolio
ING RussellTM Mid Cap Growth Index Portfolio	Voya RussellTM Mid Cap Growth Index Portfolio
ING RussellTM Mid Cap Index Portfolio	Voya RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio	Voya RussellTM Small Cap Index Portfolio
ING U.S. Bond Index Portfolio	Voya U.S. Bond Index Portfolio

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPALL     (1213-021914)

Annual Report

December 31, 2013

Classes I and S

Domestic Equity Index Portfolios

■	ING Index Plus LargeCap Portfolio
■	ING Index Plus MidCap Portfolio
■	ING Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Summary Portfolios of Investments	28
Tax Information	38
Shareholder Meeting Information	39
Director and Officer Information	40
Additional Information	44

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 44.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

3

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Information Technology	18.0%
Financials	15.7%
Health Care	14.0%
Consumer Discretionary	12.6%
Energy	11.1%
Consumer Staples	9.2%
Industrials	9.1%
Materials	3.7%
Utilities	3.2%
Telecommunication Services	2.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 32.92% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: For the one-year period, security selection was the strongest within the health care and consumer discretionary sectors. Within health care, overweight positions in Gilead Sciences, Inc. and Amgen, Inc. contributed the most to performance. Within consumer discretionary, overweight positions in Best Buy Co., Inc. and Michael Kors Holdings Ltd. contributed the most. Conversely, security selection was the weakest in the energy and information technology sectors. Within energy, out of benchmark positions in Statoil ASA and Royal Dutch Shell Plc. detracted the most from performance. Within information technology, overweight positions in EMC Corp. and Citrix Systems, Inc. detracted the most from performance.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Apple, Inc.	3.7%
ExxonMobil Corp.	3.4%
Google, Inc. — Class A	2.5%
JPMorgan Chase & Co.	2.1%
Johnson & Johnson	2.0%
Pfizer, Inc.	1.8%
Oracle Corp.	1.6%
Comcast Corp. — Class A	1.5%
Walt Disney Co.	1.5%
Intel Corp.	1.5%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or until inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective September 30, 2013, Steve Wetter was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class I	32.92%	16.37%	6.51%
Class S	32.67%	16.09%	6.24%
S&P 500® Index	32.39%	17.94%	7.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	23.2%
Industrials	15.6%
Information Technology	15.6%
Consumer Discretionary	13.3%
Health Care	9.2%
Materials	8.0%
Energy	5.1%
Utilities	4.9%
Consumer Staples	3.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 34.56% compared to the S&P MidCap 400 Index, which returned 33.50% for the same period.

Portfolio Specifics: For the one-year period, security selection was the strongest within the financials and materials sectors. Within financials, an overweight position in SVB Financial Group and not owning Camden Property Trust contributed the most to performance. Within materials, an underweight position in Royal Gold, Inc. and an overweight position in Packaging Corporation of America contributed the most. Conversely, security selection was the weakest in the industrials and consumer staples sectors. Within industrials, an underweight position in Towers Watson & Co. and not owning Manpower, Inc. detracted the most from performance. Within consumer staples, an underweight position in Green Mountain Coffee Roasters, Inc. and an overweight position in The Hillshire Brands Co. detracted the most from performance.

Current Strategy and Outlook: We believe the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has made a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or until inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Affiliated Managers Group, Inc.	1.5%
LKQ Corp.	1.3%
BE Aerospace, Inc.	1.3%
Polaris Industries, Inc.	1.2%
Ansys, Inc.	1.1%
Green Mountain Coffee Roasters, Inc.	1.1%
SL Green Realty Corp.	1.1%
Packaging Corp. of America	1.1%
Henry Schein, Inc.	1.1%
Cooper Cos., Inc.	1.0%
Portfolio holdings are subject to change daily.

*	Effective September 30, 2013, Steve Wetter was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class I	34.56%	20.25%	8.91%
Class S	34.23%	19.95%	8.64%
S&P MidCap 400 Index	33.50%	21.89%	10.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	20.7%
Information Technology	17.8%
Consumer Discretionary	17.1%
Industrials	15.6%
Health Care	11.2%
Materials	5.7%
Energy	4.6%
Consumer Staples	3.6%
Utilities	2.5%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 42.70% compared to the S&P SmallCap 600 Index, which returned 41.31% for the same period.

Portfolio Review: For the one-year period, security selection was the strongest within the financials and information technology sectors. Within financials, an overweight position in Financial Engines, Inc. and an out-of-benchmark position in SVB Financial Group contributed the most to performance. Within information technology, an out-of-benchmark position in Finisar Corp. and an underweight position in Cirrus Logic, Inc. contributed the most. Conversely, security selection was the weakest in the health care and energy sectors. Within health care, underweight positions in Medidata Solutions, Inc. and Questcor Pharmaceuticals, Inc. detracted the most from performance. Within energy, an out of benchmark position in World Fuel Services Corp. and an overweight position in C&J Energy Services, Inc. detracted the most from performance.

Current Strategy and Outlook: We believe the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has indicated a commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or until inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
Toro Co.	1.1%
Financial Engines, Inc.	1.0%
Teledyne Technologies, Inc.	0.9%
ProAssurance Corp.	0.9%
LaSalle Hotel Properties	0.9%
HB Fuller Co.	0.9%
MarketAxess Holdings, Inc.	0.9%
Susquehanna Bancshares, Inc.	0.9%
Tanger Factory Outlet Centers, Inc.	0.9%
La-Z-Boy, Inc.	0.9%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

*	Effective September 30, 2013, Steve Wetter was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class I	42.70%	19.55%	8.56%
Class S	42.28%	19.25%	8.29%
S&P SmallCap 600 Index	41.31%	21.37%	10.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,166.40	0.44%	$2.40	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	1,165.20	0.69	3.77	1,000.00	1,021.73	0.69	3.52
ING Index Plus MidCap Portfolio
Class I	1,000.00	1,174.50	0.49	2.69	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,172.80	0.74	4.05	1,000.00	1,021.48	0.74	3.77
ING Index Plus SmallCap Portfolio
Class I	1,000.00	1,221.20	0.49	2.74	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,219.40	0.74	4.14	1,000.00	1,021.48	0.74	3.77

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2014

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$727,884,910	$714,247,806	$346,828,155
Short-term investments at fair value**	8,462,715	20,320,263	20,540,432
Total investments at fair value	$736,347,625	$734,568,069	$367,368,587
Cash	17,437	409	3,694
Cash collateral for futures	340,340	263,250	124,280
Receivables:
Investment securities sold	36,531,021	7,789,296	—
Fund shares sold	5,971	1,163	36,541
Dividends	963,818	689,873	224,492
Prepaid expenses	2,656	2,661	1,231
Total assets	774,208,868	743,314,721	367,758,825

LIABILITIES:
Payable for investment securities purchased	34,519,957	2,881,882	—
Payable for fund shares redeemed	920,355	1,157,940	1,836,588
Payable upon receipt of securities loaned	—	15,847,655	16,043,873
Payable for investment management fees	215,978	243,358	116,627
Payable for administrative fees	33,939	33,461	16,036
Payable for distribution and shareholder service fees	28,737	28,475	22,475
Payable for directors fees	3,467	3,409	1,530
Other accrued expenses and liabilities	111,354	99,878	45,670
Total liabilities	35,833,787	20,296,058	18,082,799
NET ASSETS	$738,375,081	$723,018,663	$349,676,026

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$763,197,926	$550,818,987	$322,581,158
Undistributed net investment income	10,640,329	5,152,285	1,863,316
Accumulated net realized gain (loss)	(167,311,400)	27,611,729	(55,321,033)
Net unrealized appreciation	131,848,226	139,435,662	80,552,585
NET ASSETS	$738,375,081	$723,018,663	$349,676,026
_______________
+ Including securities loaned at value	$—	$15,528,937	$15,668,116
* Cost of investments in securities	$596,298,530	$575,008,484	$266,397,721
** Cost of short-term investments	$8,462,715	$20,320,263	$20,540,432

Class I
Net assets	$601,490,787	$588,001,323	$243,564,488
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	29,994,933	24,893,856	11,143,647
Net asset value and redemption price per share	$20.05	$23.62	$21.86

Class S
Net assets	$136,884,294	$135,017,340	$106,111,538
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,881,805	5,782,177	4,907,073
Net asset value and redemption price per share	$19.89	$23.35	$21.62

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,111,827	$8,800,388	$3,066,319
Securities lending income, net	39,724	83,051	579,159
Total investment income	14,151,551	8,883,439	3,645,478

EXPENSES:
Investment management fees	2,426,917	2,727,474	1,223,817
Distribution and shareholder service fees:
Class S	330,256	322,031	243,437
Transfer agent fees	845	721	384
Administrative service fees	381,362	375,015	168,269
Shareholder reporting expense	62,370	59,090	25,685
Professional fees	70,400	64,338	34,420
Custody and accounting expense	71,960	71,590	30,620
Directors fees	20,802	20,456	9,179
Miscellaneous expense	24,454	27,647	13,740
Interest expense	—	60	—
Total expenses	3,389,366	3,668,422	1,749,551
Net expenses	3,389,366	3,668,422	1,749,551
Net investment income	10,762,185	5,215,017	1,895,927

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	93,144,725	82,958,054	34,513,950
Futures	1,530,705	1,926,939	665,633
Net realized gain	94,675,430	84,884,993	35,179,583
Net change in unrealized appreciation (depreciation) on:
Investments	90,737,644	109,644,703	70,613,707
Futures	299,222	170,650	121,914
Net change in unrealized appreciation (depreciation)	91,036,866	109,815,353	70,735,621
Net realized and unrealized gain	185,712,296	194,700,346	105,915,204
Increase in net assets resulting from operations	$196,474,481	$199,915,363	$107,811,131
_______________
* Foreign taxes withheld	$72,516	$—	$886

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Portfolio		ING Index Plus MidCap Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$10,762,185	$12,289,625	$5,215,017	$7,429,457
Net realized gain	94,675,430	56,654,639	84,884,993	64,041,050
Net change in unrealized appreciation	91,036,866	23,694,952	109,815,353	28,691,193
Increase in net assets resulting from operations	196,474,481	92,639,216	199,915,363	100,161,700

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(10,204,197)	(8,968,806)	(6,251,618)	(4,505,206)
Class S	(2,123,002)	(1,799,851)	(1,180,347)	(757,920)
Total distributions	(12,327,199)	(10,768,657)	(7,431,965)	(5,263,126)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,649,799	5,759,419	9,954,963	8,605,321
Reinvestment of distributions	12,327,199	10,768,657	7,431,965	5,263,126
	20,976,998	16,528,076	17,386,928	13,868,447
Cost of shares redeemed	(110,132,145)	(132,078,871)	(96,141,714)	(99,076,797)
Net decrease in net assets resulting from capital share transactions	(89,155,147)	(115,550,795)	(78,754,786)	(85,208,350)
Net increase (decrease) in net assets	94,992,135	(33,680,236)	113,728,612	9,690,224

NET ASSETS:
Beginning of year or period	643,382,946	677,063,182	609,290,051	599,599,827
End of year or period	$738,375,081	$643,382,946	$723,018,663	$609,290,051
Undistributed net investment income at end of year or period	$10,640,329	$12,176,134	$5,152,285	$7,369,233

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$1,895,927	$2,720,593
Net realized gain	35,179,583	16,581,922
Net change in unrealized appreciation	70,735,621	12,652,058
Increase in net assets resulting from operations	107,811,131	31,954,573

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,985,531)	(1,074,889)
Class S	(735,068)	(262,188)
Total distributions	(2,720,599)	(1,337,077)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,532,869	6,663,183
Reinvestment of distributions	2,720,599	1,337,077
	20,253,468	8,000,260
Cost of shares redeemed	(39,413,714)	(51,197,252)
Net decrease in net assets resulting from capital share transactions	(19,160,246)	(43,196,992)
Net increase (decrease) in net assets	85,930,286	(12,579,496)
NET ASSETS:
Beginning of year or period	263,745,740	276,325,236
End of year or period	$349,676,026	$263,745,740
Undistributed net investment income at end of year or period	$1,863,316	$2,687,988

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Portfolio
Class I
12-31-13	15.37	0.28	•	4.72	5.00	0.32	—	—	0.32	—	20.05	32.92	0.44	0.44		0.44		1.60		601,491	80
12-31-12	13.64	0.27	•	1.70	1.97	0.24	—	—	0.24	—	15.37	14.45	0.45	0.45		0.45		1.84		516,227	166
12-31-11	13.89	0.21	•	(0.20)	0.01	0.26	—	—	0.26	—	13.64	(0.09)	0.44	0.44		0.44		1.54		544,124	130
12-31-10	12.42	0.22	•	1.50	1.72	0.25	—	—	0.25	—	13.89	13.96	0.44	0.44	†	0.44	†	1.75	†	631,278	157
12-31-09	10.44	0.21	•	2.12	2.33	0.35	—	—	0.35	—	12.42	23.20	0.45	0.45	†	0.45	†	2.01	†	678,612	142
Class S
12-31-13	15.24	0.24	•	4.68	4.92	0.27	—	—	0.27	—	19.89	32.67	0.69	0.69		0.69		1.35		136,884	80
12-31-12	13.53	0.23	•	1.68	1.91	0.20	—	—	0.20	—	15.24	14.11	0.70	0.70		0.70		1.59		127,156	166
12-31-11	13.78	0.18	•	(0.21)	(0.03)	0.22	—	—	0.22	—	13.53	(0.34)	0.69	0.69		0.69		1.28		132,939	130
12-31-10	12.33	0.19	•	1.48	1.67	0.22	—	—	0.22	—	13.78	13.63	0.69	0.69	†	0.69	†	1.50	†	171,456	157
12-31-09	10.34	0.18	•	2.12	2.30	0.31	—	—	0.31	—	12.33	23.01	0.70	0.70	†	0.70	†	1.76	†	184,661	142
ING Index Plus MidCap Portfolio
Class I
12-31-13	17.76	0.17	•	5.92	6.09	0.23	—	—	0.23	—	23.62	34.56	0.49	0.49		0.49		0.81		588,001	66
12-31-12	15.22	0.21	•	2.48	2.69	0.15	—	—	0.15	—	17.76	17.70	0.50	0.50		0.50		1.24		491,445	164
12-31-11	15.51	0.14		(0.30)	(0.16)	0.13	—	—	0.13	—	15.22	(1.15)	0.49	0.49		0.49		0.83		482,378	101
12-31-10	12.85	0.11	•	2.70	2.81	0.15	—	—	0.15	—	15.51	21.91	0.48	0.48	†	0.48	†	0.84	†	549,499	162
12-31-09	9.94	0.15	•	2.95	3.10	0.19	—	—	0.19	—	12.85	31.71	0.52	0.52	†	0.52	†	1.38	†	512,163	132
Class S
12-31-13	17.56	0.12	•	5.85	5.97	0.18	—	—	0.18	—	23.35	34.23	0.74	0.74		0.74		0.56		135,017	66
12-31-12	15.05	0.17	•	2.44	2.61	0.10	—	—	0.10	—	17.56	17.38	0.75	0.75		0.75		0.99		117,845	164
12-31-11	15.34	0.09	•	(0.29)	(0.20)	0.09	—	—	0.09	—	15.05	(1.39)	0.74	0.74		0.74		0.58		117,222	101
12-31-10	12.72	0.08	•	2.66	2.74	0.12	—	—	0.12	—	15.34	21.57	0.73	0.73	†	0.73	†	0.59	†	144,975	162
12-31-09	9.82	0.12	•	2.93	3.05	0.15	—	—	0.15	—	12.72	31.47	0.77	0.77	†	0.77	†	1.13	†	138,978	132
ING Index Plus SmallCap Portfolio
Class I
12-31-13	15.48	0.13	•	6.43	6.56	0.18	—	—	0.18	—	21.86	42.70	0.49	0.49		0.49		0.70		243,564	55
12-31-12	13.85	0.16	•	1.55	1.71	0.08	—	—	0.08	—	15.48	12.38	0.51	0.51		0.51		1.06		176,644	144
12-31-11	14.06	0.08		(0.17)	(0.09)	0.12	—	—	0.12	—	13.85	(0.74)	0.50	0.50		0.50		0.52		186,300	115
12-31-10	11.52	0.12	•	2.51	2.63	0.09	—	—	0.09	—	14.06	22.84	0.49	0.49	†	0.49	†	0.99	†	215,343	160
12-31-09	9.41	0.09	•	2.20	2.29	0.18	—	—	0.18	—	11.52	24.85	0.52	0.52	†	0.52	†	0.90	†	197,476	98
Class S
12-31-13	15.32	0.08	•	6.36	6.44	0.14	—	—	0.14	—	21.62	42.28	0.74	0.74		0.74		0.45		106,112	55
12-31-12	13.70	0.12	•	1.54	1.66	0.04	—	—	0.04	—	15.32	12.14	0.76	0.76		0.76		0.82		87,102	144
12-31-11	13.91	0.05		(0.18)	(0.13)	0.08	—	—	0.08	—	13.70	(0.98)	0.75	0.75		0.75		0.26		90,025	115
12-31-10	11.41	0.09	•	2.47	2.56	0.06	—	—	0.06	—	13.91	22.47	0.74	0.74	†	0.74	†	0.74	†	109,387	160
12-31-09	9.30	0.06	•	2.19	2.25	0.14	—	—	0.14	—	11.41	24.65	0.77	0.77	†	0.77	†	0.65	†	103,173	98

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio,” collectively the “Portfolios”) that are in this report are: ING Index Plus LargeCap Portfolio (“Index Plus LargeCap”), ING Index Plus MidCap Portfolio (“Index Plus MidCap”), and ING Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Company is authorized to offer four classes of shares, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, the Portfolios do not currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. Investments in open-end mutual funds are valued at net asset value (“NAV”).

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges,

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H.  Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2013.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During year ended December 31, 2013, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2013, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $7,167,737, $5,914,612 and $2,320,298, respectively.

I.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$544,124,167	$638,833,017
Index Plus MidCap	442,134,049	527,341,936
Index Plus SmallCap	164,967,746	186,197,062

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and	Index Plus LargeCap	76.63%
Annuity Company	Index Plus MidCap	77.36
	Index Plus SmallCap	61.57

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolios	Percentage
ING USA Annuity and	Index Plus LargeCap	17.91%
Life Insurance	Index Plus MidCap	17.50
Company	Index Plus SmallCap	29.04

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “Notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2013.

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus MidCap	3	$675,000	1.08%

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2013	395,221	—	608,376	(4,598,698)	(3,595,101)	6,996,235	—	10,204,197	(80,964,805)	(63,764,373)
12/31/2012	304,013	—	596,330	(7,189,224)	(6,288,881)	4,537,172	—	8,968,806	(107,234,969)	(93,728,991)
Class S
12/31/2013	87,773	—	127,407	(1,674,306)	(1,459,126)	1,653,564	—	2,123,002	(29,167,340)	(25,390,774)
12/31/2012	81,751	—	120,391	(1,683,897)	(1,481,755)	1,222,247	—	1,799,851	(24,843,902)	(21,821,804)
Index Plus MidCap
Class I
12/31/2013	391,651	—	317,825	(3,485,127)	(2,775,651)	7,962,169	—	6,251,618	(73,724,808)	(59,511,021)
12/31/2012	439,377	—	261,931	(4,717,409)	(4,016,101)	7,406,262	—	4,505,206	(79,190,296)	(67,278,828)
Class S
12/31/2013	93,665	—	60,593	(1,082,494)	(928,236)	1,992,794	—	1,180,347	(22,416,906)	(19,243,765)
12/31/2012	72,117	—	44,505	(1,193,997)	(1,077,375)	1,199,059	—	757,920	(19,886,501)	(17,929,522)
Index Plus SmallCap
Class I
12/31/2013	838,756	—	118,398	(1,222,516)	(265,362)	15,696,541	—	1,985,531	(22,401,455)	(4,719,383)
12/31/2012	398,791	—	71,947	(2,516,879)	(2,046,141)	5,956,204	—	1,074,889	(37,300,755)	(30,269,662)
Class S
12/31/2013	89,555	—	44,228	(912,458)	(778,675)	1,836,328	—	735,068	(17,012,259)	(14,440,863)
12/31/2012	46,924	—	17,703	(951,112)	(886,485)	706,979	—	262,188	(13,896,497)	(12,927,330)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$15,528,937	$(15,528,937)	$—

(1)	Collateral with a fair value of $15,847,655 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,642,641	$(1,642,641)	$—
Citigroup Global Markets	1,072,174	(1,072,174)	—
Credit Suisse Securities USA	553,372	(553,372)	—
Deutsche Bank Securities	1,611,415	(1,611,415)	—
Goldman Sachs & Company	1,827,177	(1,827,177)	—
JPMorgan Clearing Corp.	2,882,613	(2,882,613)	—
Merrill Lynch	1,421,260	(1,421,260)	—
Morgan Stanley & Co. LLC	4,167,475	(4,167,475)	—
SG Americas Security LLC	293,895	(293,895)	—
UBS Securities, LLC	196,094	(196,094)	—
Total	$15,668,116	$(15,668,116)	$—

(1)	Collateral with a fair value of $16,043,873 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$317	$29,209	$(29,526)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
	Ordinary Income	Ordinary Income
Index Plus LargeCap	$12,327,199	$10,768,657
Index Plus MidCap	7,431,965	5,263,126
Index Plus SmallCap	2,720,599	1,337,077

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Index Plus LargeCap	$10,765,556	$—	$130,168,926	$(70,615,471)	2016
				(95,016,629)	2017
				$(165,632,100)
Index Plus MidCap	5,216,241	29,924,512	137,122,879	—	—
Index Plus SmallCap	1,896,536	—	79,496,317	(54,264,765)	2018

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk—some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 12.6%
141,731		ADT Corp.	$5,735,854	0.8
148,502		Best Buy Co., Inc.	5,922,260	0.8
217,021		Comcast Corp. — Class A	11,277,496	1.5
129,677		Home Depot, Inc.	10,677,604	1.4
117,051		Macy’s, Inc.	6,250,524	0.9
145,593		Walt Disney Co.	11,123,305	1.5
709,612		Other Securities	42,117,972	5.7
			93,105,015	12.6

		Consumer Staples: 9.2%
184,202		Altria Group, Inc.	7,071,515	1.0
78,972		Coca-Cola Co.	3,262,333	0.4
131,290		Coca-Cola Enterprises, Inc.	5,793,828	0.8
129,440		CVS Caremark Corp.	9,264,021	1.2
123,513		Kraft Foods Group, Inc.	6,659,821	0.9
79,149		Procter & Gamble Co.	6,443,520	0.9
113,175		Whole Foods Market, Inc.	6,544,910	0.9
427,076		Other Securities	23,138,525	3.1
			68,178,473	9.2

		Energy: 11.1%
160,141		Cabot Oil & Gas Corp.	6,207,065	0.8
56,312		Chevron Corp.	7,033,932	1.0
44,511		EOG Resources, Inc.	7,470,726	1.0
248,107		ExxonMobil Corp.	25,108,428	3.4
136,934		Halliburton Co.	6,949,401	1.0
93,571		Occidental Petroleum Corp.	8,898,602	1.2
440,466		Other Securities	19,990,671	2.7
			81,658,825	11.1

		Financials: 15.7%
54,027		Ameriprise Financial, Inc.	6,215,806	0.8
49,052	@	Berkshire Hathaway, Inc.	5,815,605	0.8
204,534		Citigroup, Inc.	10,658,267	1.5
301,059		Fifth Third Bancorp.	6,331,271	0.9
309,833		Host Hotels & Resorts, Inc.	6,023,154	0.8
260,709		JPMorgan Chase & Co.	15,246,262	2.1
115,767		Lincoln National Corp.	5,975,893	0.8
71,987		Prudential Financial, Inc.	6,638,641	0.9
75,885		Travelers Cos., Inc.	6,870,628	0.9
147,231		Wells Fargo & Co.	6,684,287	0.9
1,320,726		Other Securities	39,155,950	5.3
			115,615,764	15.7

COMMON STOCK: (continued)
		Health Care: 14.0%
48,248	@	Celgene Corp.	$8,151,982	1.1
141,717	@	Gilead Sciences, Inc.	10,650,032	1.4
160,959		Johnson & Johnson	14,742,235	2.0
43,555		McKesson Corp.	7,029,777	1.0
420,674		Pfizer, Inc.	12,885,245	1.8
118,077		UnitedHealth Group, Inc.	8,891,198	1.2
607,280		Other Securities	40,735,051	5.5
			103,085,520	14.0

		Industrials: 9.1%
70,735		Boeing Co.	9,654,620	1.3
69,913		General Dynamics Corp.	6,680,187	0.9
318,432		General Electric Co.	8,925,649	1.2
51,936		Union Pacific Corp.	8,725,248	1.2
551,698		Other Securities	33,447,368	4.5
			67,433,072	9.1

		Information Technology: 18.0%
49,272		Apple, Inc.	27,647,012	3.7
394,582		Cisco Systems, Inc.	8,858,366	1.2
310,550		EMC Corp.	7,810,332	1.1
16,569	@	Google, Inc. — Class A	18,569,044	2.5
423,025		Intel Corp.	10,981,729	1.5
239,691		Microsoft Corp.	8,971,634	1.2
149,725		NetApp, Inc.	6,159,687	0.8
300,176		Oracle Corp.	11,484,734	1.6
485,616		Other Securities	32,720,718	4.4
			133,203,256	18.0

		Materials: 3.7%
131,408		International Paper Co.	6,442,934	0.9
70,548		Monsanto Co.	8,222,369	1.1
193,468		Other Securities	12,716,919	1.7
			27,382,222	3.7

		Telecommunication Services: 2.0%
205,715		Verizon Communications, Inc.	10,108,835	1.4
130,327		Other Securities	4,582,297	0.6
			14,691,132	2.0

		Utilities: 3.2%
90,397		DTE Energy Co.	6,001,457	0.8
541,933		Other Securities	17,530,174	2.4
			23,531,631	3.2

		Total Common Stock (Cost $596,298,530)	727,884,910	98.6

See Accompanying Notes to Financial Statements

28

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
8,462,715	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $8,462,715)	$8,462,715	1.1

	Total Short-Term Investments (Cost $8,462,715)	8,462,715	1.1

	Total Investments in Securities (Cost $604,761,245)	$736,347,625	99.7
	Assets in Excess of Other Liabilities	2,027,456	0.3
	Net Assets	$738,375,081	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $606,178,699.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,474,427
Gross Unrealized Depreciation	(3,305,501)
Net Unrealized Appreciation	$130,168,926

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$727,884,910	$—	$—	$727,884,910
Short-Term Investments	8,462,715	—	—	8,462,715
Total Investments, at fair value	$736,347,625	$—	$—	$736,347,625
Other Financial Instruments+
Futures	261,846	—	—	261,846
Total Assets	$736,609,471	$—	$—	$736,609,471

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	77	03/21/14	$7,088,235	$261,846
			$7,088,235	$261,846

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$261,846
Total Liability Derivatives		$261,846

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

29

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,530,705
Total	$1,530,705

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$299,222
Total	$299,222

See Accompanying Notes to Financial Statements

30

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 13.3%
83,795	@	Bally Technologies, Inc.	$6,573,718	0.9
139,324		Brinker International, Inc.	6,456,274	0.9
124,702		Cheesecake Factory	6,019,365	0.9
121,465	@	Life Time Fitness, Inc.	5,708,855	0.8
291,777	@	LKQ Corp.	9,599,463	1.3
60,579		Polaris Industries, Inc.	8,822,726	1.2
1,821,606		Other Securities	52,862,322	7.3
			96,042,723	13.3

		Consumer Staples: 3.9%
67,717		Energizer Holdings, Inc.	7,329,688	1.0
277,946		Flowers Foods, Inc.	5,967,501	0.8
105,032	@, L	Green Mountain Coffee Roasters, Inc.	7,938,319	1.1
166,704		Other Securities	6,923,629	1.0
			28,159,137	3.9

		Energy: 5.1%
232,430		Superior Energy Services	6,184,962	0.9
707,081		Other Securities(a)	30,665,141	4.2
			36,850,103	5.1

		Financials: 23.2%
49,279	@	Affiliated Managers Group, Inc.	10,687,630	1.5
152,178		Arthur J. Gallagher & Co.	7,141,714	1.0
45,391	@	Everest Re Group Ltd.	7,075,095	1.0
182,416		Fidelity National Financial, Inc.	5,919,399	0.8
225,629		First American Financial Corp.	6,362,738	0.9
61,582		Jones Lang LaSalle, Inc.	6,305,381	0.8
95,330		Mid-America Apartment Communities, Inc.	5,790,344	0.8
91,894		Prosperity Bancshares, Inc.	5,825,161	0.8
68,706	@	Signature Bank	7,380,399	1.0
84,961		SL Green Realty Corp.	7,848,697	1.1
67,247	@	SVB Financial Group	7,051,520	1.0
1,697,079		Synovus Financial Corp.	6,109,484	0.8
181,962		Webster Financial Corp.	5,673,575	0.8
2,538,966		Other Securities(a)	78,644,632	10.9
			167,815,769	23.2

		Health Care: 9.2%
61,414		Cooper Cos., Inc.	7,605,510	1.0
68,222	@	Henry Schein, Inc.	7,795,046	1.1
116,470	@	Mednax, Inc.	6,217,169	0.9
87,057	@	WellCare Health Plans, Inc.	6,130,554	0.8
678,395		Other Securities(a)	39,039,796	5.4
			66,788,075	9.2

COMMON STOCK: (continued)
		Industrials: 15.6%
68,811		Acuity Brands, Inc.	$7,522,418	1.0
80,716		Alaska Air Group, Inc.	5,922,133	0.8
105,032	@	BE Aerospace, Inc.	9,140,935	1.3
101,525	@	Clean Harbors, Inc.	6,087,439	0.8
89,264		Regal-Beloit Corp.	6,580,542	0.9
46,905		Towers Watson & Co.	5,985,547	0.8
113,891		Trinity Industries, Inc.	6,209,337	0.9
169,506		Waste Connections, Inc.	7,395,547	1.0
1,600,566		Other Securities	58,293,443	8.1
			113,137,341	15.6

		Information Technology: 15.6%
92,948	@	Ansys, Inc.	8,105,066	1.1
163,049		Broadridge Financial Solutions ADR	6,443,696	0.9
75,411	@	Commvault Systems, Inc.	5,646,776	0.8
155,002	@	Informatica Corp.	6,432,583	0.9
124,622	@	Micros Systems, Inc.	7,149,564	1.0
175,913	@	PTC, Inc.	6,225,561	0.9
3,002,970		Other Securities	72,435,684	10.0
			112,438,930	15.6

		Materials: 8.0%
91,692		Albemarle Corp.	5,812,356	0.8
305,213		Commercial Metals Co.	6,204,980	0.9
66,810		Domtar Corp.	6,302,855	0.9
100,635		Minerals Technologies, Inc.	6,045,145	0.8
123,193		Packaging Corp. of America	7,795,653	1.1
329,428		Steel Dynamics, Inc.	6,437,023	0.9
145,601		Worthington Industries	6,126,890	0.8
350,836		Other Securities	12,760,956	1.8
			57,485,858	8.0

		Utilities: 4.9%
89,659		Energen Corp.	6,343,374	0.9
282,370		Great Plains Energy, Inc.	6,844,649	0.9
510,680		Other Securities	22,341,847	3.1
			35,529,870	4.9

		Total Common Stock (Cost $575,008,484)	714,247,806	98.8

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.2%
3,763,821	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,763,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $3,839,097, due 12/15/15–08/15/53)	$3,763,821	0.5
3,763,821	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,763,827, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,839,098, due 04/30/15–03/01/48)	3,763,821	0.6
3,763,821	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,763,827, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $3,839,099, due 01/24/14–02/01/47)	3,763,821	0.5
3,763,821	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,763,823, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $3,839,097, due 06/01/17–09/01/44)	3,763,821	0.5
792,371	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $792,371, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $808,219, due 01/23/14–08/15/23)	792,371	0.1
		15,847,655	2.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
4,472,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,472,608)	$4,472,608	0.6

	Total Short-Term Investments (Cost $20,320,263)	20,320,263	2.8

	Total Investments in Securities (Cost $595,328,747)	$734,568,069	101.6
	Liabilities in Excess of Other Assets	(11,549,406)	(1.6)
	Net Assets	$723,018,663	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $597,445,190.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$144,922,183
Gross Unrealized Depreciation	(7,799,304)
Net Unrealized Appreciation	$137,122,879

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$714,247,806	$—	$—	$714,247,806
Short-Term Investments	4,472,608	15,847,655	—	20,320,263
Total Investments, at fair value	$718,720,414	$15,847,655	$—	$734,568,069
Other Financial Instruments+
Futures	196,340	—	—	196,340
Total Assets	$718,916,754	$15,847,655	$—	$734,764,409

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	45	03/21/14	$6,027,300	$196,340
			$6,027,300	$196,340

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$196,340
Total Liability Derivatives		$196,340

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,926,939
Total	$1,926,939

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$170,650
Total	$170,650

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 17.1%
40,393	@	Childrens Place Retail Stores, Inc.	$2,301,189	0.7
28,372		DineEquity, Inc.	2,370,481	0.7
90,281		Finish Line	2,543,216	0.7
36,050	@, L	Hibbett Sporting Goods, Inc.	2,422,920	0.7
57,986	@	Jack in the Box, Inc.	2,900,460	0.8
96,111		La-Z-Boy, Inc.	2,979,441	0.9
46,225		Monro Muffler, Inc.	2,605,241	0.7
58,578		Papa John’s International, Inc.	2,659,441	0.8
50,924		Pool Corp.	2,960,721	0.9
34,510	L	Sturm Ruger & Co., Inc.	2,522,336	0.7
64,210		Wolverine World Wide, Inc.	2,180,572	0.6
1,184,438		Other Securities(a)	31,224,936	8.9
			59,670,954	17.1

		Consumer Staples: 3.6%
30,724		Andersons, Inc.	2,739,659	0.8
38,337		Casey’s General Stores, Inc.	2,693,174	0.8
182,682		Other Securities	7,166,353	2.0
			12,599,186	3.6

		Energy: 4.6%
65,345	@	Carrizo Oil & Gas, Inc.	2,925,496	0.8
868,286		Other Securities(a)	13,214,931	3.8
			16,140,427	4.6

		Financials: 20.7%
58,345		Cash America International, Inc.	2,234,613	0.6
50,036	@	Encore Capital Group, Inc.	2,514,809	0.7
54,887		EPR Properties	2,698,245	0.8
52,479		Financial Engines, Inc.	3,646,241	1.0
73,214		Geo Group, Inc.	2,358,955	0.7
101,364		LaSalle Hotel Properties	3,128,093	0.9
46,682		MarketAxess Holdings, Inc.	3,121,625	0.9
77,006		MB Financial Corp.	2,471,123	0.7
56,139	@	Portfolio Recovery Associates, Inc.	2,966,385	0.8
75,360		PrivateBancorp, Inc.	2,180,165	0.6
65,797		ProAssurance Corp.	3,189,839	0.9
37,729		Sovran Self Storage, Inc.	2,458,799	0.7
50,806	@	Stifel Financial Corp.	2,434,624	0.7
241,898		Susquehanna Bancshares, Inc.	3,105,970	0.9
93,369		Tanger Factory Outlet Centers, Inc.	2,989,675	0.9

COMMON STOCK: (continued)
		Financials: (continued)
57,995		Wintrust Financial Corp.	$2,674,729	0.8
1,038,784		Other Securities(a)	28,338,683	8.1
			72,512,573	20.7

		Health Care: 11.2%
37,991	@	Centene Corp.	2,239,570	0.6
91,335	@	Impax Laboratories, Inc.	2,296,162	0.7
1,079,512		Other Securities(a)	34,673,638	9.9
			39,209,370	11.2

		Industrials: 15.6%
62,431		Actuant Corp.	2,287,472	0.6
45,234		Curtiss-Wright Corp.	2,814,912	0.8
95,199		Healthcare Services Group	2,700,796	0.8
131,235		Knight Transportation, Inc.	2,406,850	0.7
35,820	@	Teledyne Technologies, Inc.	3,290,425	0.9
58,802		Toro Co.	3,739,807	1.1
43,249		Watts Water Technologies, Inc.	2,675,816	0.8
928,997		Other Securities	34,751,865	9.9
			54,667,943	15.6

		Information Technology: 17.8%
36,078	@	CACI International, Inc.	2,641,631	0.8
65,401	@	Cardtronics, Inc.	2,841,674	0.8
32,729	@	Coherent, Inc.	2,434,710	0.7
45,784		Heartland Payment Systems, Inc.	2,281,875	0.7
55,108		j2 Global, Inc.	2,755,951	0.8
87,554	@	Microsemi Corp.	2,184,472	0.6
81,514		MKS Instruments, Inc.	2,440,529	0.7
52,275	@	Plexus Corp.	2,262,985	0.6
87,504	@	Progress Software Corp.	2,260,228	0.6
1,569,702		Other Securities(a)	40,061,042	11.5
			62,165,097	17.8

		Materials: 5.7%
60,085		HB Fuller Co.	3,126,823	0.9
498,586		Other Securities	16,730,104	4.8
			19,856,927	5.7

		Telecommunication Services: 0.4%
37,323		Other Securities	1,249,394	0.4

		Utilities: 2.5%
46,236		Southwest Gas Corp.	2,585,055	0.7
157,305		Other Securities	6,171,229	1.8
			8,756,284	2.5

		Total Common Stock (Cost $266,397,721)	346,828,155	99.2

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

RIGHTS: —%
		Materials: —%
15,300	@, X	Gerber Scientific	$—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $266,397,721)	346,828,155	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.9%
		Securities Lending Collateralcc(1): 4.6%
3,810,422		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,810,428, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $3,886,637, due 01/31/14–01/01/44)	3,810,422	1.1
802,185		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $802,185, collateralized by various U.S. Government Securities, 0.000%–4.750%, Market Value plus accrued interest $818,229, due 05/15/14–08/15/43)	802,185	0.2
3,810,422		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,810,424, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $3,886,630, due 01/15/14–05/01/51)	3,810,422	1.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
3,810,422		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,810,426, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $3,886,630, due 12/15/15–08/15/53)	$3,810,422	1.1
3,810,422		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,810,428, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $3,886,632, due 01/24/14–02/01/47)	3,810,422	1.1
			16,043,873	4.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
4,496,559		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,496,559)	4,496,559	1.3

		Total Short-Term Investments (Cost $20,540,432)	20,540,432	5.9

		Total Investments in Securities (Cost $286,938,153)	$367,368,587	105.1
		Liabilities in Excess of Other Assets	(17,692,561)	(5.1)
		Net Assets	$349,676,026	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $287,872,270.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$83,520,539
Gross Unrealized Depreciation	(4,024,222)
Net Unrealized Appreciation	$79,496,317

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$346,828,155	$—	$—	$346,828,155
Rights	—	—	—	—
Short-Term Investments	4,496,559	16,043,873	—	20,540,432
Total Investments, at fair value	$351,324,714	$16,043,873	$—	$367,368,587
Other Financial Instruments+
Futures	122,150	—	—	122,150
Total Assets	$351,446,864	$16,043,873	$—	$367,490,737

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	26	03/21/14	$3,019,640	$122,150
			$3,019,640	$122,150

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$122,150
Total Liability Derivatives		$122,150

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$665,633
Total	$665,633

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$121,914
Total	$121,914

See Accompanying Notes to Financial Statements

37

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Index Plus LargeCap Portfolio
Class I	NII	$0.3181
Class S	NII	$0.2748
ING Index Plus MidCap Portfolio
Class I	NII	$0.2317
Class S	NII	$0.1846
ING Index Plus SmallCap Portfolio
Class I	NII	$0.1768
Class S	NII	$0.1357

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Portfolio	100.00%
ING Index Plus MidCap Portfolio	100.00%
ING Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

38

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Variable Portfolios, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for each Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement for each Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

5	To elect 13 nominees to the Board.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Plus LargeCap Portfolio	1*	26,723,916.637	1,733,984.316	2,791,301.000	0.000	31,249,201.953
	2*	26,445,605.472	1,942,862.481	2,860,734.000	0.000	31,249,201.953
	4*	25,200,553.241	3,474,637.712	2,574,011.000	0.000	31,249,201.953

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Plus MidCap Portfolio	1*	23,445,996.000	1,568,763.000	2,132,620.000	0.000	27,147,379.000
	2*	23,450,002.667	1,490,428.667	2,206,947.666	0.000	27,147,379.000
	4*	22,379,128.334	2,672,580.333	2,095,670.333	0.000	27,147,379.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Plus SmallCap Portfolio	1*	12,372,270.000	643,568.000	1,256,099.000	0.000	14,271,937.000
	2*	12,322,068.000	648,177.000	1,301,692.000	0.000	14,271,937.000
	4*	11,776,077.000	1,256,511.000	1,239,349.000	0.000	14,271,937.000

*	Proposals Passed

ING Variable Portfolios, Inc.	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	980,377,634.237	49,269,114.925	0.000	0.000	1,029,646,749.162
John V. Boyer	5*	980,864,708.237	48,782,040.925	0.000	0.000	1,029,646,749.162
Patricia W. Chadwick	5*	980,769,531.237	48,877,217.925	0.000	0.000	1,029,646,749.162
Albert E. DePrince, Jr.	5*	979,807,468.973	49,839,280.189	0.000	0.000	1,029,646,749.162
Peter S. Drotch	5*	981,149,180.973	48,497,568.189	0.000	0.000	1,029,646,749.162
J. Michael Earley	5*	981,054,494.237	48,592,254.925	0.000	0.000	1,029,646,749.162
Martin J. Gavin**	5*	981,585,764.237	48,060,984.925	0.000	0.000	1,029,646,749.162
Russell H. Jones	5*	981,602,525.973	48,044,223.189	0.000	0.000	1,029,646,749.162
Patrick W. Kenny	5*	980,748,578.973	48,898,170.189	0.000	0.000	1,029,646,749.162
Shaun P. Mathews	5*	981,535,233.237	48,111,515.925	0.000	0.000	1,029,646,749.162
Joseph E. Obermeyer	5*	980,237,431.237	49,409,317.925	0.000	0.000	1,029,646,749.162
Sheryl K. Pressler	5*	980,025,511.237	49,621,237.925	0.000	0.000	1,029,646,749.162
Roger B. Vincent	5*	980,862,692.237	48,784,056.925	0.000	0.000	1,029,646,749.162

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

39

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	June 1998–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December 2007– Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013–Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

40

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

41

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011– December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014– Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

42

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

43

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Variable Portfolios, Inc.	Voya Variable Portfolios, Inc.
ING Index Plus LargeCap Portfolio	Voya Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio	Voya Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio	Voya Index Plus SmallCap Portfolio

44

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-AIP (1213-021714)

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $410,857 for year ended December 31, 2013 and $374,307 for year ended December 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $45,600 for year ended December 31, 2013 and $48,000 for year ended December 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $78,641 in the year ended December 31, 2013 and $79,162 in the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $3,987 in the year ended December 31, 2013 and $12,444 in the year ended December 31, 2012.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 21, 2013

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre- Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October  1, 2013  through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre- Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act ( i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre- Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:

October 1, 2013 to December 31, 2014

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

12

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Australia Index Portfolio, ING Emerging Markets Index Portfolio, ING Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Global Value Advantage Portfolio (formerly, ING WisdomTreeSM Global High-Yielding Equity Index Portfolio), ING Hang Seng Index Portfolio, ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, ING Index Plus SmallCap Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING Small Company Portfolio, and ING U.S. Bond Index Portfolio,  each a series of ING Variable Portfolios, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified reports thereon dated February 18, 2014, February 21, 2014, and February 26, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 26, 2014

14

ING GLOBAL VALUE ADVANTAGE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 10.1%
13,663		Bayerische Motoren Werke AG	$1,604,489	0.9
42,400		Best Buy Co., Inc.	1,690,912	0.9
38,409		Brinker International, Inc.	1,779,873	1.0
64,500		Fuji Heavy Industries Ltd.	1,853,663	1.0
50,898		Macy’s, Inc.	2,717,953	1.5
26,900		Nike, Inc.	2,115,416	1.2
21,939		Renault S.A.	1,765,579	1.0
34,100		Walt Disney Co.	2,605,240	1.5
603,000		Yue Yuen Industrial Holdings	2,016,264	1.1
			18,149,389	10.1

		Consumer Staples: 7.1%
49,338		British American Tobacco PLC	2,648,187	1.5
12,812		Casino Guichard Perrachon S.A.	1,478,332	0.8
33,400		CVS Caremark Corp.	2,390,438	1.3
72,200		Japan Tobacco, Inc.	2,349,298	1.3
39,810		Kraft Foods Group, Inc.	2,146,555	1.2
334,230		Tesco PLC	1,856,101	1.0
			12,868,911	7.1

		Energy: 9.3%
53,500		Canadian Natural Resources Ltd.	1,810,440	1.0
71,327		ENI S.p.A.	1,723,528	0.9
51,100		ExxonMobil Corp.	5,171,320	2.9
31,799		Lukoil OAO ADR	1,989,256	1.1
23,900		Occidental Petroleum Corp.	2,272,890	1.2
160,138		Statoil ASA	3,893,998	2.2
			16,861,432	9.3

		Financials: 23.3%
1,166,000		Agile Property Holdings Ltd.	1,253,789	0.7
120,005		AXA S.A.	3,341,867	1.9
3,471,800		Bank of China Ltd.	1,602,665	0.9
214,766		Banco Bilbao Vizcaya Argentaria S.A.	2,656,782	1.5
62,700		Blackstone Group LP	1,975,050	1.1
2,373,000		China Construction Bank	1,796,626	1.0
144,262		Fifth Third Bancorp.	3,033,830	1.7
63,950		Hyundai Marine & Fire Insurance Co., Ltd.	1,970,242	1.1
109,600		Itau Unibanco Holding S.A.	1,456,378	0.8
61,737		JPMorgan Chase & Co.	3,610,380	2.0
34,338		KBC Groep NV	1,952,312	1.1
657,003		Legal & General Group PLC	2,428,597	1.3
70,478		Lincoln National Corp.	3,638,074	2.0
53,685		Macquarie Group Ltd.	2,634,997	1.4
931,600		Mizuho Financial Group, Inc.	2,022,533	1.1
25,200		Prudential Financial, Inc.	2,323,944	1.3
222,113		Regions Financial Corp.	2,196,697	1.2
43,300		Sumitomo Mitsui Financial Group, Inc.	2,251,747	1.2
			42,146,510	23.3

		Health Care: 9.2%
42,067		Johnson & Johnson	3,852,917	2.1
39,913		Novartis AG	3,199,002	1.8
92,400		Pfizer, Inc.	2,830,212	1.6
12,183		Roche Holding AG—Genusschein	3,412,778	1.9
34,523		Zimmer Holdings, Inc.	3,217,198	1.8
			16,512,107	9.2

		Industrials: 12.2%
17,500		Boeing Co.	2,388,575	1.3
1,191,000		China Railway Construction Corp. Ltd	1,188,981	0.7
217,588	@	CNH Industrial NV	2,480,006	1.4
27,545	@	Eaton Corp. PLC	2,096,726	1.2
153,000		General Electric Co.	4,288,590	2.4
1,400,000		Jiangsu Expressway Co. Ltd.	1,720,594	0.9
72,800		Komatsu Ltd.	1,494,678	0.8
155,200		Mitsubishi Corp.	2,979,517	1.6
23,766		Siemens AG	3,258,774	1.8
56,882		Sydney Airport	193,321	0.1
			22,089,762	12.2

		Information Technology: 12.2%
11,834		Apple, Inc.	6,640,176	3.7
229,000		Catcher Technology Co., Ltd.	1,491,180	0.9
147,166		EMC Corp.	3,701,225	2.0
146,100		Intel Corp.	3,792,756	2.1
63,613		Microchip Technology, Inc.	2,846,682	1.6
90,232		Oracle Corp.	3,452,276	1.9
			21,924,295	12.2

		Materials: 6.3%
24,745		BASF AG	2,641,141	1.5
110,632	@	BHP Billiton PLC	3,432,919	1.9
56,587		Freeport-McMoRan Copper & Gold, Inc.	2,135,594	1.2
65,100		International Paper Co.	3,191,853	1.7
			11,401,507	6.3

		Telecommunication Services: 5.5%
188,493	@	Orange S.A.	2,340,174	1.3
80,700		Mobile Telesystems OJSC—ADR ADR	1,745,541	1.0
68,693		MTN Group Ltd.	1,422,728	0.8
966,782		Telecom Corp. of New Zealand Ltd.	1,835,141	1.0
53,000		Verizon Communications, Inc.	2,604,420	1.4
			9,948,004	5.5

		Utilities: 3.2%
27,203		DTE Energy Co.	1,806,007	1.0
35,200		Entergy Corp.	2,227,104	1.2

ING GLOBAL VALUE ADVANTAGE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: (continued)
97,674	Suez Environnement S.A.	$1,751,602	1.0
		5,784,713	3.2

	Total Common Stock (Cost $157,863,179)	177,686,630	98.4

PREFERRED STOCK: 0.7%
	Utilities: 0.7%
215,108	Cia Energetica de Minas Gerais	1,277,382	0.7

	Total Preferred Stock (Cost $1,388,235)	1,277,382	0.7

	Total Long-Term Investments (Cost $159,251,414)	178,964,012	99.1

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,268,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,268,000)	1,268,000	0.7

	Total Short-Term Investments (Cost $1,268,000)	1,268,000	0.7

	Total Investments in Securities (Cost $160,519,414)	$180,232,012	99.8
	Assets in Excess of Other Liabilities	407,574	0.2
	Net Assets	$180,639,586	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $160,554,450.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,307,085
Gross Unrealized Depreciation	(1,629,523)
Net Unrealized Appreciation	$19,677,562

ING SMALL COMPANY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 15.1%
61,600	@, L	Aeropostale, Inc.	$559,944	0.1
124,300	@	AMC Entertainment Holdings, Inc.	2,554,365	0.4
76,300	@	Bally Technologies, Inc.	5,985,735	0.8
128,900		Cheesecake Factory	6,222,003	0.9
93,200	@	Childrens Place Retail Stores, Inc.	5,309,604	0.8
277,036	@	Express, Inc.	5,172,262	0.7
220,000		Finish Line	6,197,400	0.9
50,643		Gildan Activewear, Inc.	3,031,313	0.4
70,300	@, L	Hibbett Sporting Goods, Inc.	4,724,863	0.7
168,555	@, L	Imax Corp.	4,969,001	0.7
116,600	@	Jack in the Box, Inc.	5,832,332	0.8
211,011		La-Z-Boy, Inc.	6,541,341	0.9
107,757	@	Life Time Fitness, Inc.	5,064,579	0.7
96,250		Monro Muffler, Inc.	5,424,650	0.8
320,097	@	Orient-Express Hotels Ltd.	4,836,666	0.7
98,800		Papa John’s International, Inc.	4,485,520	0.6
64,916		Pool Corp.	3,774,216	0.5
135,900		Regis Corp.	1,971,909	0.3
65,072	@	Ruby Tuesday, Inc.	450,949	0.1
133,600	@	Sally Beauty Holdings, Inc.	4,038,728	0.6
58,600	L	Sturm Ruger & Co., Inc.	4,283,074	0.6
59,900		Vail Resorts, Inc.	4,506,277	0.6
201,800		Wolverine World Wide, Inc.	6,853,128	1.0
47,901		Wyndham Worldwide Corp.	3,529,825	0.5
			106,319,684	15.1

		Consumer Staples: 1.9%
72,500		Casey’s General Stores, Inc.	5,093,125	0.7
216,425		Flowers Foods, Inc.	4,646,645	0.6
145,300		Pinnacle Foods, Inc.	3,989,938	0.6
			13,729,708	1.9

		Energy: 5.9%
193,700	@, L	Bill Barrett Corp.	5,187,286	0.7
111,015	@	Carrizo Oil & Gas, Inc.	4,970,141	0.7
257,050	@	Cloud Peak Energy, Inc.	4,626,900	0.7
206,200	@	EPL Oil & Gas, Inc.	5,876,700	0.8
719,151	@	Key Energy Services, Inc.	5,681,293	0.8
468,000	@, L	Nordic American Tankers Ltd.	4,539,600	0.7
853,600	@	Petroquest Energy, Inc.	3,687,552	0.5
133,100	@	Unit Corp.	6,870,622	1.0
			41,440,094	5.9

		Financials: 22.4%
117,900		American Campus Communities, Inc.	3,797,559	0.5
88,588		Cash America International, Inc.	3,392,920	0.5
188,400		Colony Financial, Inc.	3,822,636	0.5
351,182		CubeSmart	5,597,841	0.8
185,200		CyrusOne, Inc.	4,135,516	0.6
853,650		DCT Industrial Trust, Inc.	6,086,524	0.9
106,935	@	Encore Capital Group, Inc.	5,374,553	0.8
96,918		EPR Properties	4,764,489	0.7
135,700		EverBank Financial Corp.	2,488,738	0.3
231,679		First American Financial Corp.	6,533,348	0.9
72,800		First Financial Holdings, Inc.	4,841,928	0.7
125,692	@	First NBC Bank Holding Co.	4,059,852	0.6
294,725		FirstMerit Corp.	6,551,737	0.9
41,700		Jones Lang LaSalle, Inc.	4,269,663	0.6
197,118		LaSalle Hotel Properties	6,083,061	0.9
85,237		MarketAxess Holdings, Inc.	5,699,798	0.8
169,400		MB Financial Corp.	5,436,046	0.8
93,372	L	National Retail Properties, Inc.	2,831,973	0.4
71,772		Primerica, Inc.	3,079,737	0.4
100,136		ProAssurance Corp.	4,854,593	0.7
89,418		Prosperity Bancshares, Inc.	5,668,207	0.8
393,100		Radian Group, Inc.	5,550,572	0.8
205,711	L	Redwood Trust, Inc.	3,984,622	0.6
154,600		Selective Insurance Group	4,183,476	0.6
46,333	@	Signature Bank	4,977,091	0.7
105,500	@	Springleaf Holdings, Inc.	2,667,040	0.4
186,600		Starwood Property Trust, Inc.	5,168,820	0.7
211,100		Sterling Bancorp/DE	2,822,407	0.4
107,985	@	Stifel Financial Corp.	5,174,641	0.7
500,800		Susquehanna Bancshares, Inc.	6,430,272	0.9
50,724	@	SVB Financial Group	5,318,919	0.7
226,300		Webster Financial Corp.	7,056,034	1.0
121,055		Wintrust Financial Corp.	5,583,057	0.8
			158,287,670	22.4

		Health Care: 9.7%
47,556	@, L	Acceleron Pharma, Inc.	1,883,218	0.3
69,991	@	Acorda Therapeutics, Inc.	2,043,737	0.3
36,745	@	Align Technology, Inc.	2,099,977	0.3
211,400	@	AMN Healthcare Services, Inc.	3,107,580	0.4
46,049	@	Amsurg Corp.	2,114,570	0.3
84,109	@	Centene Corp.	4,958,226	0.7
21,700	@	Cubist Pharmaceuticals, Inc.	1,494,479	0.2
144,500	@	Envision Healthcare Holdings, Inc.	5,132,640	0.7
103,324	@	Haemonetics Corp.	4,353,040	0.6
217,837		Healthsouth Corp.	7,258,329	1.0
69,275	@	Impax Laboratories, Inc.	1,741,573	0.2
142,200	@	InterMune, Inc.	2,094,606	0.3
112,100	@	Masimo Corp.	3,276,683	0.5

ING SMALL COMPANY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
70,748	@	Medicines Co.	$2,732,288	0.4
76,514	@	Mednax, Inc.	4,084,317	0.6
146,952	@	Nektar Therapeutics	1,667,905	0.2
126,436		Owens & Minor, Inc.	4,622,500	0.7
97,880		Steris Corp.	4,703,134	0.7
108,700	@	Thoratec Corp.	3,978,420	0.6
70,700	@	WellCare Health Plans, Inc.	4,978,694	0.7
			68,325,916	9.7

		Industrials: 19.6%
181,485		Actuant Corp.	6,649,610	0.9
26,700		Acuity Brands, Inc.	2,918,844	0.4
129,994	@	Atlas Air Worldwide Holdings, Inc.	5,349,253	0.7
173,700		Barnes Group, Inc.	6,654,447	0.9
440,460	@	Blount International, Inc.	6,373,456	0.9
247,400		Brady Corp.	7,652,082	1.1
60,233		Clarcor, Inc.	3,875,994	0.5
65,722	@	Clean Harbors, Inc.	3,940,691	0.6
111,715		Curtiss-Wright Corp.	6,952,024	1.0
207,671	@	Diana Shipping, Inc.	2,759,948	0.4
122,700		Forward Air Corp.	5,387,757	0.8
29,500	@	FTI Consulting, Inc.	1,213,630	0.2
157,900		Healthcare Services Group	4,479,623	0.6
385,600		Heartland Express, Inc.	7,565,472	1.1
153,096	@	HUB Group, Inc.	6,105,468	0.9
181,600		KAR Auction Services, Inc.	5,366,280	0.8
78,234	@	Mobile Mini, Inc.	3,221,676	0.4
293,000	@	Orbital Sciences Corp.	6,826,900	1.0
72,900		Regal-Beloit Corp.	5,374,188	0.8
162,994		Resources Connection, Inc.	2,335,704	0.3
59,300	@	Teledyne Technologies, Inc.	5,447,298	0.8
143,169	@	Tetra Tech, Inc.	4,005,869	0.6
98,300		Toro Co.	6,251,880	0.9
102,400		Universal Forest Products, Inc.	5,339,136	0.7
107,239		Waste Connections, Inc.	4,678,838	0.7
96,013		Watts Water Technologies, Inc.	5,940,324	0.8
129,952		Woodward Governor Co.	5,927,111	0.8
			138,593,503	19.6

		Information Technology: 16.1%
97,900	@	Advanced Energy Industries, Inc.	2,237,994	0.3
39,043	@	Ansys, Inc.	3,404,549	0.5
304,600	@	Aruba Networks, Inc.	5,452,340	0.8
227,338	@	Bankrate, Inc.	4,078,444	0.6
110,412	@	Blackhawk Network Holdings, Inc.	2,789,007	0.4
34,400	@	CACI International, Inc.	2,518,768	0.4
161,453	@	Cardtronics, Inc.	7,015,133	1.0
210,102	@	CommScope Holding Co., Inc.	3,975,130	0.6
84,800	@	Commvault Systems, Inc.	6,349,824	0.9
237,100		EVERTEC, Inc.	5,846,886	0.8
291,500	@	Fairchild Semiconductor International, Inc.	3,891,525	0.5
194,800	@	Finisar Corp.	4,659,616	0.7
95,100		Flir Systems, Inc.	2,862,510	0.4
386,700	@	Formfactor, Inc.	2,327,934	0.3
427,573	@	Integrated Device Technology, Inc.	4,356,969	0.6
118,500		j2 Global, Inc.	5,926,185	0.8
105,989	@	Micros Systems, Inc.	6,080,589	0.9
202,400	@	Microsemi Corp.	5,049,880	0.7
176,682		MKS Instruments, Inc.	5,289,859	0.7
68,700		Plantronics, Inc.	3,191,115	0.5
48,762	@	Plexus Corp.	2,110,907	0.3
320,000	@	Polycom, Inc.	3,593,600	0.5
217,600	@	Progress Software Corp.	5,620,608	0.8
198,100	@	PTC, Inc.	7,010,759	1.0
217,300	@	QLIK Technologies, Inc.	5,786,699	0.8
132,200	@	Riverbed Technolgoy, Inc.	2,390,176	0.3
			113,817,006	16.1

		Materials: 4.8%
368,047		Commercial Metals Co.	7,482,396	1.0
161,400		HB Fuller Co.	8,399,256	1.2
95,800		Minerals Technologies, Inc.	5,754,706	0.8
554,300	@, L	Thompson Creek Metals Co., Inc.	1,208,374	0.2
121,876		Worthington Industries	5,128,542	0.7
337,700		Zep, Inc.	6,132,632	0.9
			34,105,906	4.8

		Utilities: 2.6%
108,000		Cleco Corp.	5,034,960	0.7
148,597		El Paso Electric Co.	5,217,241	0.7
92,300		Idacorp, Inc.	4,784,832	0.7
112,385		Portland General Electric Co.	3,394,027	0.5
			18,431,060	2.6

		Total Common Stock (Cost $506,861,694)	693,050,547	98.1

EXCHANGE-TRADED FUNDS: 0.9%
55,300		iShares Russell 2000 Index Fund	6,376,643	0.9

		Total Exchange-Traded Funds (Cost $4,859,359)	6,376,643	0.9

		Total Long-Term Investments (Cost $511,721,053)	699,427,190	99.0

ING SMALL COMPANY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 3.7%
6,124,550	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,247,041, due 01/15/14-05/01/51)	$6,124,550	0.8
6,124,550	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $6,124,557, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $6,247,041, due 12/15/15-08/15/53)	6,124,550	0.9
6,124,550	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $6,124,560, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $6,247,043, due 01/24/14-02/01/47)	6,124,550	0.9
6,124,550	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $6,247,041, due 06/01/17-09/01/44)	6,124,550	0.9
1,289,362	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $1,289,362, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $1,315,150, due 01/23/14-08/15/23)	1,289,362	0.2
		25,787,562	3.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
9,244,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,244,000)	9,244,000	1.3

	Total Short-Term Investments (Cost $35,031,562)	35,031,562	5.0

	Total Investments in Securities (Cost $546,752,615)	$734,458,752	104.0
	Liabilities in Excess of Other Assets	(28,569,038)	(4.0)
	Net Assets	$705,889,714	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $552,500,920.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$195,772,288
Gross Unrealized Depreciation	(13,814,456)
Net Unrealized Appreciation	$181,957,832

ING AUSTRALIA INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 4.5%
85,496		Aristocrat Leisure Ltd.	$359,216	0.2
32,157		Automotive Holdings Group	108,725	0.1
15,557		Breville Group Ltd.	124,045	0.1
64,739		Crown Ltd.	976,763	0.5
90,640	L	David Jones Ltd.	244,977	0.1
10,287		Domino’s Pizza Enterprises Ltd.	148,620	0.1
133,872		Echo Entertainment Group Ltd.	294,891	0.1
358,652	L	John Fairfax Holdings Ltd.	205,587	0.1
8,654		Flight Centre Ltd.	368,563	0.2
11,726		G.U.D. Holdings Ltd.	60,405	0.0
44,659		G8 Education Ltd.	126,378	0.1
98,012	L	Harvey Norman Holdings Ltd.	277,364	0.1
18,503		Invocare Ltd.	182,718	0.1
16,667	L	JB Hi-Fi Ltd.	320,889	0.2
34,291		Kathmandu Holdings Ltd.	99,058	0.1
99,704	L	Myer Holdings Ltd.	245,600	0.1
52,415		Navitas Ltd.	301,625	0.2
11,391	@, L	News Corp.	202,647	0.1
159,690		Pacific Brands Ltd.	91,520	0.0
15,785		Premier Investments Ltd.	115,858	0.1
8,228		REA Group Ltd.	277,921	0.1
4,593		Reject Shop Ltd.	71,102	0.0
18,314		Retail Food Group Ltd.	75,221	0.0
106,283		Seven West Media Ltd.	223,957	0.1
26,578		Sky Network Television Ltd.	130,698	0.1
21,588		SKYCITY Entertainment Group Ltd.	69,441	0.0
30,411		Slater & Gordon Ltd.	131,425	0.1
96,142		Southern Cross Media Group Ltd.	145,461	0.1
56,006		STW Communications Group Ltd.	75,000	0.0
23,688		Super Retail Group Ltd.	281,621	0.1
125,181		TABCORP Holdings Ltd.	406,440	0.2
239,751		Tattersall’s Ltd.	664,694	0.3
271,786	@	Ten Network Holdings Ltd.	68,138	0.0
24,039		Trade Me Ltd.	81,048	0.0
45,421		Twenty-First Century Fox, Inc.	1,571,111	0.8
13,683		Village Roadshow Ltd.	92,364	0.0
22,280	L	Wotif.Com Holdings Ltd.	55,106	0.0
			9,276,197	4.5

		Consumer Staples: 8.1%
90,286		Coca-Cola Amatil Ltd.	971,256	0.5
287,976		Goodman Fielder Ltd.	176,453	0.1
39,134		GrainCorp Ltd.	297,149	0.1
147,537		Metcash Ltd.	416,648	0.2
110,130		Treasury Wine Estates Ltd.	474,990	0.2
195,488		Wesfarmers Ltd.	7,696,913	3.8
214,357		Woolworths Ltd.	6,491,000	3.2
			16,524,409	8.1

		Energy: 5.9%
30,916	@, L	Aquila Resources Ltd.	63,738	0.0
73,290	@	Aurora Oil and Gas Ltd.	198,296	0.1
91,784	@	Australian Worldwide Exploration Ltd.	109,895	0.1
218,429		Beach Petroleum Ltd.	279,671	0.1
38,844	@, L	Buru Energy Ltd.	60,891	0.0
23,147		Caltex Australia Ltd.	415,972	0.2
64,319	@, L	Drillsearch Energy Ltd.	77,731	0.0
190,376	@, L	Horizon Oil Ltd.	52,029	0.0
33,113	@	Karoon Gas Australia Ltd.	128,920	0.1
51,724	@	Linc Energy Ltd.	62,301	0.0
188,818		Oil Search Ltd.	1,371,734	0.7
188,222		Origin Energy Ltd.	2,372,081	1.2
139,096	@, L	Paladin Resources Ltd.	57,979	0.0
164,821		Santos Ltd.	2,160,118	1.1
159,145	@	Senex Energy Ltd.	105,463	0.1
101,869	@, L	Whitehaven Coal Ltd.	174,314	0.1
106,645		Woodside Petroleum Ltd.	3,714,275	1.8
37,536		WorleyParsons Ltd.	558,366	0.3
			11,963,774	5.9

		Financials: 44.1%
49,210		Abacus Property Group	102,139	0.0
502,866		AMP Ltd.	1,976,473	1.0
68,200		Ardent Leisure Group	122,630	0.1
33,086		ASX Ltd.	1,088,031	0.5
59,834		Australand Property Group	206,025	0.1
468,931		Australia & New Zealand Banking Group Ltd.	13,537,159	6.6
54,833		Bank of Queensland Ltd.	596,969	0.3
69,593		Bendigo Bank Ltd.	731,569	0.4
82,883		BWP Trust	162,426	0.1
422,808		CFS Retail Property Trust	735,972	0.4
91,019		Challenger Financial Services Group Ltd.	505,498	0.2
72,917	@, X	Chapter HA Units Contingent	—	—
37,817		Charter Hall Group	123,597	0.1
52,443		Charter Hall Retail REIT	168,341	0.1
275,511		Commonwealth Bank of Australia	19,196,747	9.4
342,041		Commonwealth Property Office Fund	380,884	0.2
219,986		Cromwell Property Group	191,637	0.1
803,658		Dexus Property Group	722,794	0.4
244,731		Federation Centres Ltd	513,009	0.2
37,955		FlexiGroup Ltd./Australia	151,965	0.1
258,513		Goodman Group	1,095,255	0.5
267,153		GPT Group	812,449	0.4
118,337		Henderson Group PLC	445,009	0.2
105,281		Investa Office Fund	294,845	0.1
390,946		Insurance Australia Group	2,035,508	1.0
35,317		IOOF Holdings Ltd.	283,273	0.1
90,647		Lend Lease Corp., Ltd.	904,628	0.4

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
55,160		Macquarie Group Ltd.	$2,707,394	1.3
21,575		Magellan Financial Group Ltd.	208,199	0.1
624,199		Mirvac Group	938,614	0.5
401,166		National Australia Bank Ltd.	12,521,167	6.1
8,095		Perpetual Ltd.	350,049	0.2
36,595		Platinum Asset Management Ltd.	225,924	0.1
208,671		QBE Insurance Group Ltd.	2,152,582	1.1
110,238		Shopping Centres Australasia Property Group	152,178	0.1
394,099		Stockland	1,274,163	0.6
219,906		Suncorp Group Ltd	2,581,216	1.3
332,304		Westfield Group	2,999,805	1.5
512,067		Westfield Retail Trust	1,360,372	0.7
531,398		Westpac Banking Corp.	15,404,476	7.5
			89,960,971	44.1

		Health Care: 4.7%
26,644		Acrux Ltd.	61,044	0.0
26,352		Ansell Ltd.	486,357	0.2
9,694	@	Cochlear Ltd.	510,749	0.3
83,255		CSL Ltd.	5,132,393	2.5
31,623	@	Mesoblast Ltd.	165,480	0.1
85,785		Primary Health Care Ltd.	380,058	0.2
22,037		Ramsay Health Care Ltd.	852,859	0.4
125,614	L	ResMed, Inc.	596,131	0.3
197,102		Sigma Pharmaceuticals Ltd.	114,521	0.1
9,343		Sirtex Medical Ltd.	98,115	0.0
67,694		Sonic Healthcare Ltd.	1,004,608	0.5
10,741	@	Virtus Health Ltd.	83,822	0.1
			9,486,137	4.7

		Industrials: 6.5%
64,259	L	ALS Ltd./Queensland	506,966	0.2
166,710		Asciano Group	859,463	0.4
367,788		Aurizon Holdings Ltd.	1,606,322	0.8
27,696	L	Bradken Ltd.	149,567	0.1
265,356		Brambles Ltd.	2,174,041	1.1
18,425	L	Cabcharge Australia Ltd.	65,840	0.0
24,973		Cardno Ltd.	154,252	0.1
88,487		CSR Ltd.	209,913	0.1
23,338		Decmil Group Ltd.	51,881	0.0
74,305		Downer EDI Ltd.	323,802	0.2
14,157	L	Forge Group Ltd.	22,085	0.0
51,097		GWA Group Ltd.	139,045	0.1
24,759		Leighton Holdings Ltd.	357,563	0.2
64,957		Macquarie Atlas Roads Group	159,838	0.1
9,711		McMillan Shakespeare Ltd.	102,586	0.0
39,120		Mermaid Marine Australia Ltd.	118,762	0.1
26,783		Mineral Resources Ltd.	284,979	0.1
15,545	L	Monadelphous Group Ltd.	258,889	0.1
46,292		NRW Holdings Ltd.	56,863	0.0
388,363	@	Qantas Airways Ltd.	380,950	0.2
100,645		Qube Logistics Holdings Ltd.	186,385	0.1
36,022		SAI Global Ltd.	125,073	0.1
57,618		Seek Ltd.	692,706	0.3
16,707		Seven Group Holdings Ltd.	120,205	0.1
34,769		Skilled Group Ltd.	105,927	0.1
373,445		Sydney Airport	1,269,201	0.6
116,279		Toll Holdings Ltd.	591,411	0.3
75,527		Transfield Services Ltd.	60,543	0.0
270,587	@	Transpacific Industries Group Ltd.	283,717	0.1
253,234		Transurban Group	1,548,622	0.8
28,070	L	UGL Ltd.	183,526	0.1
231,429	@, X	Virgin Australia Holdings Ltd.	—	—
192,198	@, L	Virgin Australia Holdings Ltd.	65,204	0.0
			13,216,127	6.5

		Information Technology: 0.8%
36,565		carsales.com.au Ltd.	333,562	0.2
87,033		Computershare Ltd.	886,898	0.4
20,892		Iress Market Technology Ltd.	176,319	0.1
53,236	@	Recall Holdings Ltd.	192,989	0.1
11,880	L	SMS Management & Technology Ltd.	42,397	0.0
			1,632,165	0.8

		Materials: 17.6%
76,227		Adelaide Brighton Ltd.	250,386	0.1
17,030	L	Alacer Gold Corp.	34,896	0.0
423,888	@	Alumina Ltd.	420,841	0.2
206,247		Amcor Ltd.	1,948,160	1.0
215,796		Arrium Ltd.	338,878	0.2
147,716		Atlas Iron Ltd.	152,703	0.1
40,817		Ausdrill Ltd.	37,730	0.0
18,911		BC Iron Ltd.	87,781	0.0
134,844	@	Beadell Resources Ltd.	96,031	0.1
548,513		BHP Billiton Ltd.	18,700,360	9.2
93,237	@	BlueScope Steel Ltd.	486,456	0.2
131,397		Boral Ltd.	561,939	0.3
61,586		DuluxGroup Ltd.	295,321	0.1
75,972		Evolution Mining Ltd.	42,072	0.0
23,042		Fletcher Building Ltd.	159,472	0.1
290,795		Fortescue Metals Group Ltd.	1,519,058	0.7
71,750		Iluka Resources Ltd.	555,992	0.3
278,383		Incitec Pivot Ltd.	667,820	0.3
39,868		Independence Group NL	111,387	0.1
75,784		James Hardie Industries SE	879,528	0.4
328,532	@, L	Lynas Corp. Ltd.	86,896	0.0
35,517	@	Medusa Mining Ltd.	65,246	0.0
109,929		Mount Gibson Iron Ltd.	99,995	0.1
130,470		Newcrest Mining Ltd.	916,195	0.5
69,195		Northern Star Resources Ltd	48,797	0.0
30,670		Nufarm Ltd.	120,488	0.1
62,934		Orica Ltd.	1,345,759	0.7
206,890	@	Orora Ltd.	214,288	0.1
53,943		OZ Minerals Ltd.	152,456	0.1
85,022		Pan Australian Resources Ltd.	137,929	0.1
70,026		Regis Resources Ltd.	183,767	0.1
109,679	@	Resolute Mining Ltd.	54,837	0.0
74,480		Rio Tinto Ltd.	4,558,697	2.2

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
16,091	@	Sandfire Resources NL	$93,374	0.1
70,844	@	Silver Lake Resources Ltd.	34,123	0.0
28,507	@	Sims Group Ltd.	277,724	0.1
35,333	@, L	Sirius Resources NL	72,133	0.0
25,563		Western Areas NL	54,400	0.0
			35,863,915	17.6

		Telecommunication Services: 5.2%
26,719		iiNET Ltd.	155,749	0.1
27,905		M2 Telecommunications Group Ltd.	156,620	0.1
19,658		Singapore Telecommunications Ltd.	56,777	0.0
45,219		Telecom Corp. of New Zealand Ltd.	88,610	0.0
2,126,767		Telstra Corp., Ltd.	9,982,174	4.9
49,078		TPG Telecom Ltd.	234,029	0.1
			10,673,959	5.2

		Utilities: 1.6%
94,726		AGL Energy Ltd.	1,273,375	0.6
142,847		APA Group	766,681	0.4
197,019		DUET Group	351,995	0.2
131,780	@	Energy World Corp. Ltd.	44,839	0.0
158,317		Envestra Ltd.	161,354	0.1
275,533		SP AusNet	306,825	0.2
202,936		Spark Infrastructure Group	294,883	0.1
			3,199,952	1.6

		Total Common Stock (Cost $194,639,458)	201,797,606	99.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateralcc(1): 1.6%
1,000,000		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	1,000,000	0.5
256,541		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $256,541, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $261,672, due 05/15/14-08/15/43)	256,541	0.1
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.5
1,000,000		Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	1,000,000	0.5
			3,256,541	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
1,489,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,489,000)	1,489,000	0.7

	Total Short-Term Investments (Cost $4,745,541)	4,745,541	2.3

	Total Investments in Securities (Cost $199,384,999)	$206,543,147	101.3
	Liabilities in Excess of Other Assets	(2,616,953)	(1.3)
	Net Assets	$203,926,194	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $202,517,196.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,261,628
Gross Unrealized Depreciation	(22,235,677)
Net Unrealized Appreciation	$4,025,951

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Consumer Discretionary: 8.3%
65,100		Anhanguera Educacional Participacoes SA	$411,143	0.1
154,000	L	Anta Sports Products Ltd	191,078	0.0
43,177		Arcelik A/S	244,208	0.0
3,097,000		Astra International Tbk PT	1,734,487	0.3
275,100		Astro Malaysia Holdings Bhd	252,225	0.0
13,762		Bajaj Auto Ltd.	425,655	0.1
167,000		BEC World PCL	257,440	0.0
740,000		Belle International Holdings	859,704	0.1
464,000		Brilliance China Automotive Holdings Ltd.	757,903	0.1
79,500	@	Byd Co., Ltd.	390,831	0.1
15,290	@	Cheil Communications, Inc.	399,133	0.1
238,650		Cheng Shin Rubber Industry Co. Ltd.	625,185	0.1
99,700	X	Chongqing Changan Automobile Co. Ltd.	196,718	0.0
22,800		Cia Hering	288,956	0.0
37,273	@	Cyfrowy Polsat SA	245,165	0.0
43,200		Cyrela Brazil Realty SA	263,677	0.0
390,000		Dongfeng Motor Group Co., Ltd.	612,486	0.1
26,000		Eclat Textile Co. Ltd	293,582	0.1
30,600		El Puerto de Liverpool SAB de CV	349,369	0.1
46,000		Estacio Participacoes SA	397,949	0.1
195,510		Far Eastern Department Stores Co., Ltd.	193,783	0.0
30,328	L	Foschini Group Ltd./The	277,299	0.0
670,000		Geely Automobile Holdings Ltd.	325,312	0.1
323,700		Genting Bhd	1,015,285	0.2
490,600		Genting Malaysia BHD	656,799	0.1
47,000		Giant Manufacturing Co., Ltd.	323,823	0.1
1,170,500		Global Mediacom Tbk PT	182,932	0.0
112,000		Golden Eagle Retail Group Ltd.	148,270	0.0
1,657,000		GOME Electrical Appliances Holdings Ltd.	306,389	0.1
162,500		Great Wall Motor Co. Ltd.	900,316	0.2
215,700		Grupo Televisa S.A.	1,300,164	0.2
37,707		Grupo Televisa SAB ADR	1,141,014	0.2
332,000		Guangzhou Automobile Group Co. Ltd.	364,355	0.1
133,000		Haier Electronics Group Co. Ltd.	386,534	0.1
5,730	@	Halla Visteon Climate Control Corp.	210,927	0.0
11,057	@	Hankook Tire Co. Ltd.	637,115	0.1
12,537		Hero Honda Motors Ltd	421,016	0.1
516,600		Home Product Center PCL	147,709	0.0
39,000		Hotai Motor Co. Ltd.	481,928	0.1
2,441	@	Hyundai Department Store Co. Ltd.	373,255	0.1
10,563	@	Hyundai Mobis	2,940,781	0.5
23,989	@	Hyundai Motor Co.	5,384,732	0.9
2,287	@	Hyundai Wia Corp.	412,728	0.1
29,962		Imperial Holdings Ltd.	579,392	0.1
270,500		Intime Retail Group Co. Ltd.	281,989	0.0
74,320		Jollibee Foods Corp.	290,449	0.1
17,255	@	Jumbo SA	275,133	0.0
15,680	@	Kangwon Land, Inc.	460,405	0.1
41,062	@	Kia Motors Corp.	2,186,616	0.4
31,600		Kroton Educacional SA	525,852	0.1
16,205	@	LG Electronics, Inc.	1,047,831	0.2
22,800		Lojas Americanas SA	132,108	0.0
19,900		Lojas Renner SA	514,528	0.1
1,703	@	Lotte Shopping Co. Ltd.	652,364	0.1
67,980	@	Mahindra & Mahindra Ltd. GDR	953,897	0.2
261,000	@	Matahari Department Store Tbk PT	236,199	0.0
648,500		Media Nusantara Citra Tbk PT	140,482	0.0
35,000		Merida Industry Co. Ltd.	254,254	0.0
242,800		Minor International PCL	153,551	0.0
38,045		Mr Price Group Ltd.	594,634	0.1
58,600		MRV Engenharia e Participacoes SA	209,388	0.0
61,031		Naspers Ltd.	6,388,388	1.1
36,037		OPAP S.A.	479,841	0.1
366,000		POU Chen Corp.	547,975	0.1
93,081		Ruentex Industries Ltd.	239,502	0.0
113,332		SACI Falabella	1,016,526	0.2
94,000		Shenzhou International Group Holdings Ltd.	353,484	0.1
1,129	@	Shinsegae Co., Ltd.	270,414	0.0
204,194	L	Steinhoff International Holdings Ltd.	879,786	0.1
30,151		Tata Motors Ltd. ADR	928,651	0.1
69,964	L	Truworths International Ltd.	512,595	0.1
70,300		UMW Holdings Bhd	259,182	0.0
117,751		Woolworths Holdings Ltd./South Africa	839,123	0.1
8,589		Coway Co., Ltd.	541,086	0.1
66,000		Yulon Motor Co., Ltd.	119,720	0.0
			50,594,705	8.3

		Consumer Staples: 8.4%
32,864		Almacenes Exito SA	510,839	0.1
275,565		AMBEV SA ADR	2,025,403	0.3
388,000		AMBEV SA	2,848,431	0.5
510	@	Amorepacific Corp.	483,508	0.1
531	@	Amorepacific Group	234,265	0.0
34,342		Anadolu Efes Biracilik Ve Malt Sanayii AS	371,466	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Staples: (continued)
34,463		BIM Birlesik Magazalar AS	$696,009	0.1
21,500		Biostime International Holdings Ltd.	192,016	0.0
54,300		BRF — Brasil Foods SA	1,133,528	0.2
47,930		BRF SA ADR	1,000,299	0.2
22,600		British American Tobacco Malaysia Bhd	442,409	0.1
175,372		Cencosud SA	631,600	0.1
437,500		Charoen Pokphand Foods PCL	427,484	0.1
1,161,500		Charoen Pokphand Indonesia Tbk PT	323,125	0.1
385,000		China Agri-Industries Holdings Ltd.	192,424	0.0
215,000		China Mengniu Diary Co., Ltd.	1,022,553	0.2
194,000		China Resources Enterprise	645,392	0.1
19,900		Cia Brasileira de Distribuicao Grupo Pao de Acucar	884,904	0.2
24,236		Cia Cervecerias Unidas SA	290,352	0.1
1,285	@	CJ CheilJedang Corp.	337,707	0.1
65,700		Coca-Cola Femsa SAB de CV	794,650	0.1
10,464		Coca-Cola Icecek AS	252,054	0.0
65,000	L	Controladora Comercial Mexicana SA de CV	278,291	0.0
701,400		CP ALL PCL	899,316	0.2
32,772		Dabur India Ltd.	90,306	0.0
3,333	@	E-Mart Co. Ltd.	842,938	0.1
49,868		Embotelladora Andina SA	228,997	0.0
53,700		Embotelladoras Arca SAB de CV	335,818	0.1
14,425	L	Eurocash SA	228,030	0.0
260,600		Felda Global Ventures Holdings Bhd	357,515	0.1
162,200		Fomento Economico Mexicano SA de CV ADR	1,570,258	0.3
14,136	@	Fomento Economico Mexicano SAB de CV ADR	1,383,490	0.2
17,000		Godrej Consumer Products Ltd.	235,925	0.0
257,000		Grupo Bimbo SAB de CV	791,284	0.1
55,500		Grupo Comercial Chedraui, S.A. de C.V.	196,087	0.0
78,500		Gudang Garam Tbk PT	271,509	0.0
115,500		Hengan International Group Co., Ltd.	1,366,516	0.2
98,196		Hindustan Lever Ltd.	906,531	0.2
57,800		Hypermarcas SA	432,413	0.1
202,500		Indofood CBP Sukses Makmur TBK PT	170,040	0.0
738,500		Indofood Sukses Makmur Tbk PT	401,332	0.1
506,200		IOI Corp. Bhd	728,574	0.1
330,698		ITC Ltd.	1,722,047	0.3
121,700		JBS SA	452,393	0.1
9,991	@	Kernel Holding SA	126,273	0.0
248,000		Kimberly-Clark Corp.	704,311	0.1
17,514	@	KT&G Corp.	1,236,973	0.2
88,100		Kuala Lumpur Kepong BHD	669,727	0.1
1,510	@	LG Household & Health Care Ltd.	785,178	0.1
126	@	Lotte Confectionery Co. Ltd.	228,277	0.0
6,200		M Dias Branco SA	262,795	0.0
40,825		Magnit OJSC GDR	2,711,517	0.5
17,012	L	Massmart Holdings Ltd.	210,963	0.0
28,900		Natura Cosmeticos S.A.	506,768	0.1
587	@	Orion Corp.	528,526	0.1
41,767		Pick n Pay Stores Ltd.	207,389	0.0
82,600		PPB Group Bhd	407,606	0.1
93,000		President Chain Store Corp.	645,702	0.1
35,000		Raia Drogasil SA	219,265	0.0
66,300		Shoprite Holdings Ltd.	1,038,216	0.2
60,100		Souza Cruz S.A.	614,183	0.1
26,532		Spar Group Ltd./The	333,076	0.1
61,450		Standard Foods Corp.	192,110	0.0
377,500		Sun Art Retail Group Ltd.	533,135	0.1
26,360		Tiger Brands Ltd.	671,733	0.1
310,000		Tingyi Cayman Islands Holding Corp.	897,125	0.2
58,000		Tsingtao Brewery Co., Ltd.	491,513	0.1
13,588		Ulker Biskuvi Sanayi AS	96,121	0.0
244,500		Unilever Indonesia Tbk PT	523,801	0.1
191,000		Uni-President China Holdings Ltd.	194,782	0.0
704,020		Uni-President Enterprises Corp.	1,270,428	0.2
12,996		United Spirits Ltd.	548,882	0.1
141,540		Universal Robina Corp.	361,565	0.1
95,948		Vina Concha y Toro SA	180,127	0.0
822,300		Wal-Mart de Mexico SA de CV	2,157,699	0.4
936,000		Want Want China Holdings Ltd.	1,354,715	0.2
96,000		Wumart Stores, Inc.	155,991	0.0
39,849		Yantai Changyu Pioneer Wine Co. Ltd.	132,585	0.0
			50,829,085	8.4

		Energy: 10.6%
2,306,500		Adaro Energy Tbk PT	207,229	0.0
258		AK Transneft OAO	675,652	0.1
191,000		Banpu PCL	176,145	0.0
30,054		Bharat Petroleum Corp. Ltd.	169,202	0.0
181,100		Bumi Armada Bhd	222,816	0.0
64,371		Cairn India Ltd.	337,318	0.1
619,000	L	China Coal Energy Co. — Class H	349,028	0.1
252,000		China Oilfield Services Ltd.	784,962	0.1
3,913,600		China Petroleum & Chemical Corp.	3,211,211	0.5
527,500		China Shenhua Energy Co., Ltd.	1,669,413	0.3
2,745,000		CNOOC Ltd.	5,105,090	0.8
78,051		Coal India Ltd.	366,599	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Energy: (continued)
17,400		Cosan SA Industria e Comercio	$291,911	0.1
752,904		Ecopetrol SA	1,443,391	0.2
68,050		Empresas COPEC SA	911,698	0.2
21,614		Exxaro Resources Ltd.	302,247	0.1
176,000		Formosa Petrochemical Corp.	482,674	0.1
387,100		Gazprom OAO ADR	3,309,705	0.5
1,075,180		Gazprom OAO	4,573,789	0.8
8,088	@	GS Holdings Corp.	440,168	0.1
65,500		Indo Tambangraya Megah PT	153,707	0.0
162,797		Inner Mongolia Yitai Coal Co.	287,988	0.1
1,500,300		IRPC PCL	149,323	0.0
504,000		Kunlun Energy Co. Ltd.	890,896	0.2
37,089		Lukoil OAO ADR	2,320,184	0.4
41,949		Lukoil OAO	2,604,886	0.4
6,625		MOL Hungarian Oil & Gas PLC	443,906	0.1
14,351		NovaTek OAO GDR	1,967,279	0.3
120,449		Oil & Natural Gas Corp., Ltd.	563,099	0.1
3,260,000		PetroChina Co., Ltd.	3,577,987	0.6
152,671		Petroleo Brasileiro SA ADR	2,242,737	0.4
462,900		Petroleo Brasileiro SA	3,137,340	0.5
39,100		Petronas Dagangan BHD	375,618	0.1
51,543	L	Polski Koncern Naftowy Orlen	700,762	0.1
309,120		Polskie Gornictwo Naftowe I Gazownictwo SA	524,862	0.1
218,700		PTT Exploration & Production PCL	1,110,865	0.2
131,800		PTT PCL	1,149,570	0.2
112,021	#	Reliance Industries Ltd. GDR	3,260,069	0.5
183,643		Rosneft OAO	1,407,718	0.2
572,900	@	Sapurakencana Petroleum Bhd	858,222	0.1
84,568		Sasol Ltd.	4,162,082	0.7
9,236	@	SK Energy Co. Ltd.	1,241,826	0.2
6,733		S-Oil Corp.	472,988	0.1
1,086,878		Surgutneftegas OJSC	856,380	0.1
1,107,536		Surgutneftegas OAO	957,133	0.2
137,000		Tambang Batubara Bukit Asam Persero Tbk PT	115,092	0.0
230,637		Tatneft OAO	1,465,038	0.2
123,100		Thai Oil PCL	211,440	0.0
20,572		Tupras Turkiye Petrol Rafine	410,787	0.1
50,700		Ultrapar Participacoes SA	1,202,359	0.2
304,000	L	Yanzhou Coal Mining Co., Ltd.	279,585	0.0
			64,131,976	10.6

		Financials: 25.2%
214,680	L	African Bank Investments Ltd.	246,606	0.0
250,000		Agile Property Holdings Ltd.	268,823	0.0
3,356,000		Agricultural Bank of China Ltd.	1,655,494	0.3
291,742		Akbank TAS	910,467	0.2
6,500	@, L	Alior Bank SA	175,369	0.0
187,400		Alliance Financial Group Bhd	272,574	0.0
266,899	@	Alpha Bank AE	231,932	0.0
291,700		AMMB Holdings Bhd	645,514	0.1
30,230		Ayala Corp.	353,807	0.1
893,600		Ayala Land, Inc.	500,656	0.1
152,879		Banco Bradesco SA ADR	1,915,574	0.3
98,200		Banco Bradesco SA	1,329,868	0.2
12,340		Banco Davivienda SA	151,277	0.0
2,515,734		Banco de Chile	365,307	0.1
4,859		Banco de Credito e Inversiones	269,670	0.0
89,500		Banco do Brasil S.A.	925,633	0.2
26,900		Banco do Estado do Rio Grande do Sul	143,664	0.0
147,300		Banco Santander Brasil S.A.	872,843	0.1
9,217,962		Banco Santander Chile S.A.	534,359	0.1
27,253		Bancolombia SA	336,356	0.1
11,965		BanColombia SA ADR	586,524	0.1
91,700		Bangkok Bank PCL	499,497	0.1
134,300		Bangkok Bank PCL	730,917	0.1
1,961,000		Bank Central Asia Tbk PT	1,551,264	0.3
503,500		Bank Danamon Indonesia Tbk PT	156,463	0.0
4,916		Bank Handlowy w Warszawie	170,340	0.0
1,492,500		Bank Mandiri Persero TBK PT	965,962	0.2
11,716,000		Bank of China Ltd.	5,408,384	0.9
1,320,000		Bank of Communications Co., Ltd.	934,111	0.2
102,850		Bank of the Philippine Islands	197,383	0.0
21,039		Bank Pekao S.A.	1,249,854	0.2
1,770,500		Bank Rakyat Indonesia	1,058,264	0.2
4,976		Bank Zachodni WBK SA	639,710	0.1
49,520		Barclays Africa Group Ltd.	625,207	0.1
94,700		BB Seguridade Participacoes SA	983,427	0.2
223,530		BDO Unibank, Inc.	346,776	0.1
296,800		BM&F Bovespa S.A.	1,391,378	0.2
1,221,500		Bank Negara Indonesia Persero Tbk PT	397,873	0.1
65,500		BR Malls Participacoes S.A.	473,360	0.1
33,500		BR Properties SA	264,109	0.0
2,637		BRE Bank SA	437,151	0.1
27,480	@	BS Financial Group, Inc.	417,499	0.1
1,299,500		Bumi Serpong Damai PT	137,851	0.0
1,213,487		Cathay Financial Holding Co., Ltd.	1,970,560	0.3
219,100		Central Pattana PCL	275,032	0.0
30,800		CETIP SA — Balcao Organizado de Ativos e Derivativos	315,931	0.1
122,000		Chailease Holding Co. Ltd.	322,176	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
735,660		Chang Hwa Commercial Bank	$453,733	0.1
1,280,000		China Citic Bank	696,978	0.1
11,161,000		China Construction Bank	8,450,125	1.4
2,200,000		China Development Financial Holding Corp.	666,110	0.1
146,000		China Everbright Ltd.	231,629	0.0
1,153,000		China Life Insurance Co., Ltd. (HKD)	3,634,020	0.6
392,160		China Life Insurance Co., Ltd. (TWD)	398,781	0.1
712,880		China Merchants Bank Co., Ltd.	1,524,535	0.3
813,000		China Minsheng Banking Corp. Ltd.	906,125	0.2
634,000		China Overseas Land & Investment Ltd.	1,789,559	0.3
408,400		China Pacific Insurance Group Co., Ltd.	1,606,589	0.3
320,000		China Resources Land Ltd.	796,145	0.1
144,800	@	China Taiping Insurance Holdings Co., Ltd.	296,465	0.0
207,700		China Vanke Co. Ltd.	324,294	0.1
2,131,700		CTBC Financial Holding Co. Ltd	1,458,701	0.2
387,000		Chongqing Rural Commercial Bank	188,294	0.0
703,000		CIMB Group Holdings Bhd	1,638,581	0.3
166,000		CITIC Securities Co. Ltd.	454,568	0.1
158,815		Commercial International Bank	752,503	0.1
169,000		Compartamos SAB de CV	316,086	0.1
12,855		Corp Financiera Colombiana SA	263,761	0.0
18,784,514		Corpbanca	259,183	0.0
773,000		Country Garden Holdings Co. Ltd.	468,591	0.1
10,114	@	Credicorp Ltd.	1,342,431	0.2
26,210		Daewoo Securities Co., Ltd.	221,687	0.0
22,070	@	DGB Financial Group, Inc.	345,759	0.1
47,574		Discovery Holdings Ltd.	383,708	0.1
6,790		Dongbu Insurance Co., Ltd.	361,779	0.1
797,500		E.Sun Financial Holding Co., Ltd.	531,033	0.1
229,522		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	223,496	0.0
1,065,000		Evergrande Real Estate Group Ltd.	408,000	0.1
232,000		Far East Horizon Ltd.	198,680	0.0
214,200		Fibra Uno Administracion SA de CV	686,083	0.1
1,008,445		First Financial Holding Co., Ltd.	627,915	0.1
479,444	L	FirstRand Ltd.	1,643,020	0.3
754,000		Franshion Properties China Ltd.	263,354	0.0
978,000		Fubon Financial Holding Co., Ltd.	1,434,367	0.2
114,000		Greentown China Holdings Ltd.	174,802	0.0
282,849		Growthpoint Properties Ltd.	655,503	0.1
148,403		Grupo Aval	98,038	0.0
39,988		Grupo de Inversiones Suramericana SA	698,236	0.1
385,200		Grupo Financiero Banorte	2,695,353	0.4
323,400		Grupo Financiero Inbursa SA	914,729	0.2
287,900		Grupo Financiero Santander Mexico SAB de CV	782,786	0.1
160,800		Guangzhou R&F Properties Co., Ltd.	235,899	0.0
143,670		Haci Omer Sabanci Holding AS	578,076	0.1
199,200		Haitong Securities Co. Ltd.	348,374	0.1
42,900		Hana Financial Group, Inc.	1,787,529	0.3
36,050		Hanwha Life Insurance Co. Ltd.	259,780	0.0
89,324		HDFC Bank Ltd. ADR	3,076,319	0.5
66,000		Highwealth Construction Corp.	139,852	0.0
82,400		Hong Leong Bank BHD	362,604	0.1
233,158		Housing Development Finance Corp.	3,002,042	0.5
759,550		Hua Nan Financial Holdings Co. Ltd.	444,165	0.1
10,300		Hyundai Marine & Fire Insurance Co., Ltd.	317,334	0.1
23,838		ICICI Bank Ltd. ADR	886,058	0.2
11,403,000		Industrial and Commercial Bank of China Ltd.	7,732,495	1.3
20,450	@	Industrial Bank Of Korea	235,877	0.0
42,575		Investec Ltd.	302,973	0.1
168,733	@, X	IOI Properties Group Sdn Bhd	129,300	0.0
182,397		Itau Unibanco Holding S.A. ADR	2,475,127	0.4
206,500		Itau Unibanco Holding S.A.	2,743,997	0.5
106,900		Kasikornbank PCL	510,986	0.1
183,500		Kasikornbank PLC	890,634	0.1
59,930	@	KB Financial Group, Inc.	2,422,364	0.4
2,250		Komercni Banka AS	501,863	0.1
6,280		Korea Investment Holdings Co., Ltd.	243,116	0.0
43,968		Kotak Mahindra Bank Ltd.	519,017	0.1
575,100		Krung Thai Bank PCL	290,652	0.0
19,743		Liberty Holdings Ltd.	229,194	0.0
3,104,000		Lippo Karawaci Tbk PT	232,386	0.0
239,500		Longfor Properties Co., Ltd.	335,609	0.1
39,746		Mahindra & Mahindra Financial Services Ltd.	206,548	0.0
670,200		Malayan Banking BHD	2,036,870	0.3
1,448,839		Mega Financial Holdings Co., Ltd.	1,221,563	0.2

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
1,815,800		Metro Pacific Investments Corp.	$177,365	0.0
4,940		Mirae Asset Securities Co., Ltd.	180,181	0.0
174,264	L	MMI Holdings Ltd.	420,797	0.1
87,810		Moscow Exchange MICEX-RTS OAO	173,771	0.0
13,200		Multiplan Empreendimentos Imobiliarios SA	279,190	0.1
56,049	@	National Bank of Greece SA	300,910	0.1
28,622	L	Nedcor Ltd.	573,880	0.1
95,900	@	New China Life Insurance Co. Ltd.	322,693	0.1
33,502		OTP Bank Nyrt	636,513	0.1
665,000		People’s Insurance Co. Group of China Ltd.	322,625	0.1
507,960		PICC Property & Casualty Co., Ltd.	755,378	0.1
292,000		Ping An Insurance Group Co. of China Ltd.	2,623,367	0.4
163,739	@	Piraeus Bank SA	346,189	0.1
372,000		Poly Hong Kong Investments Ltd.	199,363	0.0
18,800		Porto Seguro SA	237,067	0.0
137,488		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,792,560	0.3
154,200		Public Bank BHD	919,880	0.2
9,019		Powszechny Zaklad Ubezpieczen SA	1,340,206	0.2
503,777		Redefine Properties Ltd.	467,759	0.1
76,560		Remgro Ltd.	1,518,633	0.3
86,300		RHB Capital Bhd	208,362	0.0
113,856		RMB Holdings Ltd.	525,863	0.1
116,991		RMI Holdings	306,362	0.1
113,126		Ruentex Development Co. Ltd.	219,863	0.0
5,800	@	Samsung Card Co.	205,718	0.0
5,619		Samsung Fire & Marine Insurance Co. Ltd	1,380,771	0.2
9,575		Samsung Life Insurance Co. Ltd.	944,712	0.2
9,005		Samsung Securities Co. Ltd	376,523	0.1
275,233		Sanlam Ltd.	1,398,660	0.2
904,297		Sberbank	2,790,616	0.5
196,101		Sberbank of Russia ADR	2,466,951	0.4
231,500		Shimao Property Holdings Ltd.	533,658	0.1
1,128,853		Shin Kong Financial Holding Co., Ltd.	390,999	0.1
66,630	@	Shinhan Financial Group Co., Ltd.	2,991,343	0.5
26,828		Shriram Transport Finance Co. Ltd.	292,147	0.0
638,500		Shui On Land Ltd.	196,327	0.0
274,400		Siam Commercial Bank PCL	1,206,081	0.2
530,000		Sino-Ocean Land Holdings Ltd.	348,780	0.1
1,091,518		SinoPac Financial Holdings Co., Ltd.	545,289	0.1
1,038,700		SM Prime Holdings, Inc.	344,855	0.1
341,000		Soho China Ltd.	294,396	0.0
181,508		Standard Bank Group Ltd.	2,242,742	0.4
15,377		State Bank of India Ltd. GDR	882,575	0.1
22,000		Sul America SA	137,917	0.0
1,037,903		Taishin Financial Holdings Co., Ltd.	511,210	0.1
735,120		Taiwan Cooperative Financial Holding Co. Ltd.	402,537	0.1
876,100		TMB Bank PCL	55,240	0.0
372,068		Turkiye Garanti Bankasi A/S	1,206,071	0.2
100,611		Turkiye Halk Bankasi AS	569,206	0.1
253,636		Turkiye Is Bankasi	549,146	0.1
131,276		Turkiye Vakiflar Bankasi Tao	233,623	0.0
231,600		UEM Sunrise Bhd	167,233	0.0
497,812,337		VTB Bank OJSC	753,733	0.1
56,130	@	Woori Finance Holdings Co., Ltd.	709,078	0.1
18,810		Woori Investment & Securities Co., Ltd.	171,358	0.0
152,297		Yapi Ve Kredi Bankasi	263,882	0.0
1,421,000		Yuanta Financial Holding Co., Ltd.	850,543	0.1
998,000		Yuexiu Property Co. Ltd	246,612	0.0
			153,086,823	25.2

		Health Care: 1.5%
10,899		Apollo Hospitals Enterprise Ltd.	166,758	0.0
46,644		Aspen Pharmacare Holdings Ltd.	1,196,285	0.2
52,800		Bangkok Dusit Medical Services PCL	189,764	0.0
10,254	@	Celltrion, Inc.	372,604	0.1
42,247		Cipla Ltd.	274,024	0.0
22,031		Dr. Reddy’s Laboratories Ltd. ADR	903,932	0.1
116,500	@	Genomma Lab Internacional SAB de CV	326,751	0.1
398,100	@	IHH Healthcare Bhd	469,505	0.1
3,580,000		Kalbe Farma Tbk PT	368,746	0.1
148,386		Life Healthcare Group Holdings Ltd.	592,647	0.1
62,988		Mediclinic International Ltd.	456,747	0.1
168,263		Network Healthcare Holdings Ltd.	417,646	0.1
44,100		Odontoprev SA	183,746	0.0
34,100	@	Qualicorp SA	325,209	0.0
15,056		Richter Gedeon Nyrt	306,070	0.0
268,000		Shandong Weigao Group Medical Polymer Co., Ltd.	362,657	0.1
110,100		Shanghai Pharmaceuticals Holding Co. Ltd.	269,823	0.0
364,000		Sihuan Pharmaceutical Holdings Group Ltd	333,113	0.1
500,000		Sino Biopharmaceutical	397,464	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
161,600		Sinopharm Group Co.	$464,919	0.1
88,884		Sun Pharmaceutical Industries Ltd.	816,484	0.1
1,346	@	Yuhan Corp.	238,934	0.0
			9,433,828	1.5

		Industrials: 6.3%
318,400		Aboitiz Equity Ventures, Inc.	392,085	0.1
306,000		Air China Ltd.	229,136	0.0
215,600		AirAsia BHD	144,997	0.0
66,000		Airports of Thailand PCL	319,471	0.1
451,300		Alfa SA de CV	1,265,776	0.2
69,600		All America Latina Logistica SA	193,526	0.0
358,900		Alliance Global Group, Inc.	209,466	0.0
320,000		AviChina Industry & Technology Co. Ltd.	186,669	0.0
34,099		Barloworld Ltd.	325,326	0.1
300,000		Beijing Capital International Airport Co., Ltd.	235,496	0.0
82,500		Beijing Enterprises Holdings Ltd.	819,496	0.1
101,351		Bharat Heavy Electricals Ltd.	290,569	0.1
45,721		Bidvest Group Ltd.	1,171,296	0.2
324,000		BTS Group Holdings PCL	86,029	0.0
482,000	@	China Airlines Ltd.	177,381	0.0
692,000		China Communications Construction Co., Ltd.	559,954	0.1
418,000	@	China COSCO Holdings Co., Ltd.	204,417	0.0
387,000		China Everbright International Ltd.	519,904	0.1
82,500		China International Marine Containers Group Co. Ltd.	176,072	0.0
177,088		China Merchants Holdings International Co., Ltd.	648,773	0.1
321,000		China Railway Construction Corp. Ltd	320,456	0.1
651,000		China Railway Group Ltd.	337,066	0.1
577,000	@, L	China Shipping Container Lines Co., Ltd.	150,915	0.0
308,000		China South Locomotive and Rolling Stock Corp.	253,309	0.0
286,000		China State Construction International Holdings Ltd.	514,050	0.1
136,800		CCR SA	1,030,385	0.2
231,000	L	Citic Pacific Ltd.	354,246	0.1
2,557	@	CJ Corp.	282,820	0.0
268,000		Cosco Pacific Ltd.	368,874	0.1
109,000		CTCI Corp.	176,927	0.0
4,640	@	Daelim Industrial Co., Ltd.	414,555	0.1
7,680	@	Daewoo International Corp.	301,186	0.1
15,210	@	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	505,953	0.1
107,300		Dialog Group BHD	117,437	0.0
113,900		DMCI Holdings, Inc.	143,945	0.0
700		Doosan Corp.	92,623	0.0
7,850	@	Doosan Heavy Industries and Construction Co. Ltd.	264,086	0.0
15,720	@	Doosan Infracore Co., Ltd.	188,277	0.0
19,900		EcoRodovias Infraestrutura e Logistica SA	124,836	0.0
95,200		Embraer SA	762,246	0.1
78,366		Enka Insaat Ve Sanayi AS	219,729	0.0
305,000	@	Eva Airways Corp.	170,285	0.0
291,000	@	Evergreen Marine Corp.	177,912	0.0
491,320		Far Eastern New Century Corp.	568,056	0.1
269,500		Gamuda BHD	395,353	0.1
2,145	@	Glovis Co. Ltd.	470,097	0.1
48,900		Grupo Aeroportuario del Pacifico SA de CV	261,419	0.0
33,100		Grupo Aeroportuario del Sureste SA de CV	413,836	0.1
94,100		Grupo Carso SAB de CV	500,536	0.1
6,000	@	GS Engineering & Construction Corp.	173,740	0.0
5	@	Hanjin Kal Corp.	78	0.0
30,930		Hiwin Technologies Corp.	261,380	0.0
9,600	@	Hyundai Development Co-Engineering & Construction	211,547	0.0
11,438	@	Hyundai Engineering & Construction Co. Ltd.	659,345	0.1
6,570	@	Hyundai Heavy Industries	1,604,363	0.3
842	@	Hyundai Merchant Marine Co., Ltd.	9,116	0.0
1,846	@	Hyundai Mipo Dockyard Co., Ltd.	312,257	0.1
183,100		IJM Corp. Bhd	329,058	0.1
129,120		International Container Terminal Services, Inc.	297,244	0.1
343,500		Jasa Marga Persero Tbk PT	133,570	0.0
209,100		JG Summit Holdings, Inc.	181,888	0.0
200,000		Jiangsu Expressway Co. Ltd.	245,799	0.0
832		KCC Corp.	369,962	0.1
110,240		KOC Holding AS	451,959	0.1
6,370	@	Korea Aerospace Industries Ltd	175,246	0.0
4,812	@	Korean Air Lines Co. Ltd.	143,021	0.0
48,324		Lan Airlines SA	759,141	0.1
64,694	@, L	Larsen & Toubro Ltd. GDR	1,166,549	0.2
14,856	@	LG Corp.	902,358	0.2
19,810		Localiza Rent a Car SA	279,443	0.1
2,973	@	LS Cable Ltd.	228,270	0.0

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
98,700		Malaysia Airports Holdings Bhd	$271,195	0.1
67,400		Marcopolo SA — PRF Shares	145,699	0.0
183,000	@	MISC Bhd	318,790	0.1
111,800	@, L	OHL Mexico SAB de CV	286,254	0.1
29,600	@	Promotora y Operadora de Infraestructura SAB de CV	353,708	0.1
27,938	L	Reunert Ltd.	182,436	0.0
2,869	@	S-1 Corp.	203,574	0.0
19,838	@	Samsung Corp.	1,141,486	0.2
5,019	@	Samsung Engineering Co. Ltd.	314,389	0.1
26,210	@	Samsung Heavy Industries Co., Ltd.	947,265	0.2
6,061	@	Samsung Techwin Co., Ltd.	312,939	0.1
430,000		Shanghai Electric Group Co., Ltd.	156,721	0.0
74,000		Shanghai Industrial Holdings Ltd.	271,219	0.0
381,900		Sime Darby Bhd	1,110,964	0.2
53,000		Sinopec Engineering Group Co. Ltd.	79,469	0.0
4,215	@	SK Holdings Co. Ltd	764,198	0.1
23,348		SM Investments Corp.	375,125	0.1
172,000		Taiwan Glass Industry Corp.	191,548	0.0
26,893		TAV Havalimanlari Holding AS	193,623	0.0
333,000		Teco Electric and Machinery Co. Ltd.	382,542	0.1
93,542		Turk Hava Yollari	280,446	0.0
273,500		United Tractors Tbk PT	428,104	0.1
586,000	@	Walsin Lihwa Corp.	188,382	0.0
33,500		Weg S.A.	442,454	0.1
78,000		Weichai Power Co. Ltd.	315,511	0.1
120,000		ENN Energy Holdings Ltd.	889,366	0.2
236,000		Zhejiang Expressway Co., Ltd.	223,437	0.0
74,000		Zhuzhou CSR Times Electric Co., Ltd.	266,908	0.0
			37,970,340	6.3

		Information Technology: 15.0%
105,000		AAC Technologies Holdings, Inc.	510,908	0.1
379,000	@	Acer, Inc.	233,241	0.0
985,000		Advanced Semiconductor Engineering, Inc.	920,181	0.2
50,000		Advantech Co. Ltd.	346,899	0.1
107,000		Asustek Computer, Inc.	963,649	0.2
1,379,000	@	AU Optronics Corp.	440,111	0.1
109,000		Catcher Technology Co., Ltd.	709,776	0.1
79,840		Chicony Electronics Co. Ltd.	201,031	0.0
1,099,000	@	InnoLux Display Corp.	419,919	0.1
55,500		Cielo SA	1,544,379	0.3
687,000		Compal Electronics, Inc.	526,794	0.1
285,000		Delta Electronics, Inc.	1,632,049	0.3
139,000		Epistar Corp.	268,162	0.0
125,650		Foxconn Technology Co., Ltd.	294,041	0.0
1,284,000	@, L	GCL Poly Energy Holdings Ltd.	399,219	0.1
1,446,000	@, L, X	Hanergy Solar Group Ltd.	147,317	0.0
28,459		HCL Technologies Ltd.	581,500	0.1
5,000		Hermes Microvision, Inc.	162,822	0.0
1,728,810		Hon Hai Precision Industry Co., Ltd.	4,663,123	0.8
113,000		HTC Corp.	535,600	0.1
82,560	@	SK Hynix, Inc.	2,887,747	0.5
72,960		Infosys Ltd. ADR	4,129,536	0.7
383,000		Inventec Co., Ltd.	339,149	0.1
101,800		Kingboard Chemicals Holdings	266,443	0.0
51,000		Kinsus Interconnect Technology Corp.	169,579	0.0
16,000		Largan Precision Co. Ltd.	653,963	0.1
978,000		Lenovo Group Ltd.	1,192,203	0.2
36,750	@	LG Display Co., Ltd.	887,451	0.1
355,762		Lite-On Technology Corp.	571,732	0.1
189,000		MediaTek, Inc.	2,817,024	0.5
30,000		MStar Semiconductor, Inc.	349,599	0.1
2,467	@	NCSoft Corp.	582,124	0.1
4,344	@	NAVER Corp.	2,993,571	0.5
2,063	@	NHN Entertainment Corp.	188,443	0.0
87,000		Novatek Microelectronics Corp., Ltd.	356,922	0.1
272,000		Pegatron Corp.	351,639	0.1
24,000		Phison Electronics Corp.	153,562	0.0
116,000		Powertech Technology, Inc.	177,527	0.0
398,000		Quanta Computer, Inc.	930,763	0.2
75,340		Radiant Opto-Electronics Corp.	276,365	0.0
76,760		Realtek Semiconductor Corp.	206,592	0.0
9,110	@	Samsung Electro-Mechanics Co. Ltd.	631,454	0.1
17,089		Samsung Electronics Co., Ltd.	22,267,775	3.7
5,456	@	Samsung SDI Co., Ltd.	840,051	0.1
481,000		Siliconware Precision Industries Co.	574,653	0.1
46,000		Simplo Technology Co. Ltd.	204,165	0.0
3,736	@	SK C&C Co. Ltd.	478,559	0.1
209,000		Synnex Technology International Corp.	331,889	0.1
3,815,000		Taiwan Semiconductor Manufacturing Co., Ltd.	13,470,612	2.2
71,793		Tata Consultancy Services Ltd.	2,523,243	0.4
16,727		Tech Mahindra Ltd.	497,509	0.1
157,500		Tencent Holdings Ltd.	10,084,327	1.7
18,200		Totvs S.A.	285,121	0.0
37,000		TPK Holding Co. Ltd.	218,922	0.0
206,000		Unimicron Technology Corp.	156,483	0.0

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
1,891,000		United Microelectronics Corp.	$789,861	0.1
136,000		Vanguard International Semiconductor Corp.	161,961	0.0
74,529	L	Wipro Ltd. ADR	938,320	0.2
349,800		Wistron Corp.	294,576	0.0
210,000		WPG Holdings Ltd	242,005	0.0
101,800	@	ZTE Corp.	202,854	0.0
			91,176,995	15.0

		Materials: 9.3%
14,115		African Rainbow Minerals Ltd.	254,885	0.0
498,000	@	Aluminum Corp. of China Ltd.	173,787	0.0
97,957		Ambuja Cements Ltd.	289,831	0.1
10,550	@, L	Anglo Platinum Ltd.	397,255	0.1
60,774		AngloGold Ashanti Ltd.	713,410	0.1
192,000		Anhui Conch Cement Co., Ltd.	714,348	0.1
391,820		Asia Cement Corp.	508,282	0.1
41,991		Asian Paints Ltd.	333,103	0.1
5,113		Assore Ltd.	166,195	0.0
202,000		BBMG Corp.	176,281	0.0
36,200		Bradespar SA	384,824	0.1
25,600	@	Braskem SA	227,869	0.0
11,923		CAP SA	226,872	0.0
68,779		Cementos Argos SA	349,240	0.1
29,106	@	Cemex Latam Holdings SA	223,196	0.0
1,752,600	@	Cemex SA de CV	2,059,119	0.4
216,400	L	Zoomlion Heavy Industry Science and Technology Co. Ltd	202,792	0.0
7,692	@	Cheil Industries, Inc.	646,051	0.1
294,000		China BlueChemical Ltd.	184,197	0.0
470,000		China National Building Material Co., Ltd.	507,276	0.1
332,000		China Petrochemical Development Corp.	151,694	0.0
326,000		China Resources Cement Holdings Ltd.	219,642	0.0
1,809,133		China Steel Corp.	1,640,444	0.3
32,406		Cia de Minas Buenaventura SAA ADR	363,595	0.1
115,200		Cia Siderurgica Nacional S.A.	702,162	0.1
44,300		Duratex SA	246,920	0.1
191,180		Empresas CMPC SA	467,899	0.1
240,217		Eregli Demir ve Celik Fabrikalari TAS	288,595	0.1
101,000		Feng Hsin Iron & Steel Co.	185,296	0.0
41,700	@	Fibria Celulose SA	488,717	0.1
511,600		Formosa Chemicals & Fibre Co.	1,444,714	0.2
657,600		Formosa Plastics Corp.	1,779,499	0.3
245,500		Fosun International	244,408	0.0
526,000		Shougang Fushan Resources Group Ltd.	184,938	0.0
121,504		Gold Fields Ltd.	388,432	0.1
20,489		Grupo Argos SA/Colombia	207,013	0.0
49,955		Grupo Argos SA/Colombia	503,174	0.1
588,900		Grupo Mexico SA de CV Series B	1,949,845	0.3
14,350	@	Hanwha Chemical Corp.	293,909	0.1
7,590	@	Hanwha Corp.	282,403	0.1
71,247		Harmony Gold Mining Co., Ltd.	180,640	0.0
177,575		Hindalco Industries Ltd	352,715	0.1
2,721	@	Honam Petrochemical Corp.	599,932	0.1
4,181	@	Hyosung Corp.	278,969	0.1
5,140	@, X	Hyundai Hysco Co. Ltd.	202,123	0.1
8,422	@, X	Hyundai Steel Co.	688,699	0.1
84,024		Impala Platinum Holdings Ltd.	987,832	0.2
239,000		Indocement Tunggal Prakarsa Tbk PT	393,695	0.1
274,400		Indorama Ventures PCL	167,761	0.0
28,500	@	Industrias CH, SA	192,241	0.0
21,485		Industrias Penoles SAB de CV	533,451	0.1
194,000		Jiangxi Copper Co., Ltd.	351,177	0.1
65,259		Jindal Steel & Power Ltd.	275,951	0.1
14,160		Jsw Steel Ltd.	233,328	0.0
22,157		KGHM Polska Miedz SA	863,630	0.1
2,315	@	Korea Kumho Petrochemical	209,501	0.0
1,342	@	Korea Zinc Co., Ltd.	404,825	0.1
12,502	L	Kumba Iron Ore Ltd.	529,273	0.1
73,700		Lafarge Malaysia Bhd	192,828	0.0
283,000		Lee & Man Paper Manufacturing Ltd.	187,047	0.0
7,263	@	LG Chem Ltd.	2,065,899	0.3
45,200		Metalurgica Gerdau SA	448,312	0.1
167,300		Mexichem SA de CV	688,856	0.1
89,600	@	Minera Frisco SAB de CV	184,807	0.0
8,077		MMC Norilsk Nickel	1,327,968	0.2
93,374	L	Nampak Ltd.	365,235	0.1
751,890		Nan Ya Plastics Corp.	1,742,084	0.3
252,000		Nine Dragons Paper Holdings Ltd.	220,117	0.0
54,832	@	Northam Platinum Ltd.	220,335	0.0
2,696	@	OCI Co. Ltd	489,095	0.1
453,000		Petronas Chemicals Group Bhd	957,837	0.2
10,148		POSCO	3,157,677	0.5
82,224	L	PPC Ltd.	246,310	0.0
268,200		PTT Global Chemical PCL	647,716	0.1
88,228	@, L	Sappi Ltd.	275,890	0.1
469,500		Semen Gresik Persero Tbk PT	547,486	0.1
50,240		Sesa Goa Ltd. ADR	661,158	0.1
36,043		Severstal	350,980	0.1
22,500		Siam Cement PCL	274,735	0.0
47,300		Siam Cement PCL	586,487	0.1
14,741		Sociedad Quimica y Minera de Chile SA	375,475	0.1
24,443		Southern Copper Corp.	701,759	0.1
50,700		Suzano Papel e Celulose	198,566	0.0
543,000		Taiwan Cement Corp.	844,316	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
131,000		Taiwan Fertilizer Co., Ltd.	$297,113	0.1
53,192		Tata Steel Ltd.	365,589	0.1
8,620	@	Titan Cement Co. SA	234,800	0.0
112,000		TSRC Corp.	165,597	0.0
5,205		Ultratech Cement Ltd	148,639	0.0
19,355		Uralkali GDR	515,401	0.1
115,550		Uralkali OJSC	604,962	0.1
145,577		Vale SA ADR	2,039,534	0.3
149,300		Vale SA	2,071,247	0.4
202,300		Vale SA	3,062,046	0.5
189,000		Yingde Gases	198,277	0.0
7,377		Zaklady Azotowe w Tarnowie-Moscicach SA	152,433	0.0
1,006,000		Zijin Mining Group Co., Ltd.	216,638	0.0
			56,249,106	9.3

		Telecommunication Services: 7.2%
162,200		Advanced Info Service PCL	989,188	0.2
132,041		America Movil S.A.B de CV ADR	3,085,798	0.5
2,847,200		America Movil SAB de CV	3,318,989	0.6
418,900		Axiata Group Bhd	883,334	0.1
88,231		Bharti Airtel Ltd.	471,719	0.1
406,000		China Communications Services Corp., Ltd.	251,762	0.0
930,500		China Mobile Ltd.	9,692,392	1.6
2,136,000		China Telecom Corp., Ltd.	1,079,138	0.2
738,000		China Unicom Ltd.	1,109,273	0.2
594,000		Chunghwa Telecom Co., Ltd.	1,854,286	0.3
562,500		Digi.Com BHD	852,389	0.1
18,962		Empresa Nacional de Telecom	257,323	0.0
259,000		Far EasTone Telecommunications Co., Ltd.	568,990	0.1
5,845		Globe Telecom, Inc.	216,389	0.0
39,488	@	Hellenic Telecommunications Organization S.A.	525,946	0.1
81,480		Idea Cellular Ltd.	220,191	0.0
10,715		KT Corp. ADR	159,332	0.0
35,250	@	LG Telecom Ltd.	359,394	0.1
357,400		Maxis Bhd	793,778	0.1
13,593		MegaFon OAO GDR	456,104	0.1
82,859		Mobile Telesystems OJSC — ADR ADR	1,792,240	0.3
260,477		MTN Group Ltd.	5,394,842	0.9
120,700		Oi SA	183,666	0.0
560,424	@	Global Telecom Holding	382,951	0.1
6,335		Philippine Long Distance Telephone Co.	381,077	0.1
70,617		Reliance Communications Ltd.	148,748	0.0
170,681		Rostelecom	573,936	0.1
20,777		Sistema JSFC GDR	668,614	0.1
13,991		SK Telecom Co., Ltd. ADR	344,458	0.1
274,000		Taiwan Mobile Co., Ltd.	885,626	0.2
46,700		Telefonica Brasil SA	887,384	0.2
18,904		Telefonica O2 Czech Republic A/S	280,809	0.0
164,400		Telekom Malaysia BHD	278,662	0.1
112,292		Telekomunikacja Polska S.A.	364,265	0.1
7,153,500		Telekomunikasi Indonesia Persero Tbk PT	1,266,090	0.2
133,200		Tim Participacoes SA	696,135	0.1
763,000	@	True Corp. PCL	175,158	0.0
83,519		Turk Telekomunikasyon AS	231,658	0.0
123,530	@	Turkcell Iletisim Hizmet AS	654,672	0.1
56,424	L	Vodacom Group Pty Ltd.	715,385	0.1
443,000		XL Axiata Tbk PT	189,529	0.0
			43,641,620	7.2

		Utilities: 3.0%
338,100		Aboitiz Power Corp.	259,463	0.0
408,804		AES Gener SA	226,276	0.0
16,900		AES Tiete S.A.	136,747	0.0
389,403		Aguas Andinas SA	251,509	0.1
294,000		Beijing Enterprises Water Group Ltd.	185,108	0.0
26,592		CEZ A/S	693,639	0.1
298,000		China Gas Holdings Ltd.	438,694	0.1
416,000		China Longyuan Power Group Corp.	536,496	0.1
144,000		China Resources Gas Group Ltd.	502,181	0.1
300,000		China Resources Power Holdings Co.	712,037	0.1
54,600		Cia de Saneamento Basico do Estado de Sao Paulo	612,362	0.1
14,900		Cia Paranaense de Energia	192,814	0.0
1,439,055		Colbun SA	328,453	0.1
10,400		Cia de Saneamento de Minas Gerais-COPASA	163,984	0.0
40,200		CPFL Energia S.A.	325,281	0.1
540,000		Datang International Power Generation Co., Ltd.	249,729	0.0
102,840		E.CL SA	132,898	0.0
40,700		EDP — Energias do Brasil S.A.	195,802	0.0
37,400		Centrais Eletricas Brasileiras SA	157,415	0.0
512,488		Empresa Nacional de Electricidad S.A.	762,973	0.1
1,347,900		Energy Development Corp.	162,278	0.0
3,099,067		Enersis SA	929,514	0.2
55,152,543	@	Federal Grid Co. Unified Energy System JSC	151,753	0.0
37,468		GAIL India Ltd.	207,560	0.0
88,100		Glow Energy PCL	189,555	0.0
402,000		Guangdong Investment Ltd.	393,276	0.1
504,000		Huaneng Power International, Inc.	456,933	0.1

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
68,175		Interconexion Electrica SA ESP	$321,447	0.1
142,340		Isagen SA ESP	239,692	0.0
40,770	@	Korea Electric Power Corp.	1,346,475	0.2
4,535	@	Korea Gas Corp.	286,656	0.1
141,345		NTPC Ltd.	313,408	0.1
1,743,000		Perusahaan Gas Negara PT	642,492	0.1
93,300		Petronas Gas BHD	692,139	0.1
122,508		PGE SA	659,752	0.1
117,117		Power Grid Corp. of India Ltd.	189,282	0.0
19,487		Public Power Corp.	289,650	0.1
19,089,524		RusHydro Management Co.	330,299	0.1
144,134		Tata Power Co. Ltd.	213,082	0.0
207,441		Tauron Polska Energia SA	300,634	0.1
453,800		Tenaga Nasional BHD	1,578,133	0.3
27,000		Tractebel Energia S.A.	411,309	0.1
862,100		YTL Corp. Bhd	426,777	0.1
459,100	@	YTL Power International	265,164	0.0
			18,061,121	3.0

		Total Common Stock (Cost $585,102,864)	575,175,599	94.8

PREFERRED STOCK: 2.4%
		Consumer Discretionary: 0.3%
3,494	@	Hyundai Motor Co.	414,452	0.1
5,738	@	Hyundai Motor Co.	710,624	0.1
63,800		Lojas Americanas SA	425,378	0.1
			1,550,454	0.3

		Energy: 0.4%
343,400		Petroleo Brasileiro SA	2,486,075	0.4

		Financials: 0.7%
173,100		Banco Bradesco SA	2,134,356	0.4
15,410		Grupo de Inversiones Suramericana SA	279,296	0.0
436,920		Investimentos Itau SA	1,648,231	0.3
147,100		Sberbank of Russia	360,223	0.0
			4,422,106	0.7

		Information Technology: 0.5%
3,182		Samsung Electronics Co., Ltd.	3,060,157	0.5

		Materials: 0.3%
135,100		Gerdau SA	1,050,221	0.2
81,100		Klabin SA	421,442	0.1
63,000	@	Usinas Siderurgicas de Minas Gerais SA	379,455	0.0
			1,851,118	0.3

		Utilities: 0.2%
111,459		Cia Energetica de Minas Gerais	661,880	0.1
28,000		Cia Energetica de Sao Paulo	266,084	0.1
			927,964	0.2

		Total Preferred Stock (Cost $15,620,804)	14,297,874	2.4

RIGHTS: 0.0%
		Consumer Staples: 0.0%
84,367	@	IOI Corp. Bhd	19,328	0.0

		Total Rights (Cost $19,318)	19,328	0.0

		Total Long-Term Investments (Cost $600,742,986)	589,492,801	97.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
		Securities Lending Collateralcc(1): 2.0%
2,793,351		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,793,354, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,849,218, due 12/15/15-08/15/53)	2,793,351	0.5
2,793,351		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,793,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,849,218, due 04/30/15-03/01/48)	2,793,351	0.4
2,793,351		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,793,356, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,849,219, due 01/24/14-02/01/47)	2,793,351	0.5

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,793,351	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,793,353, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,849,218, due 06/01/17-09/01/44)	$2,793,351	0.5
588,065	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $588,065, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $599,827, due 01/23/14-08/15/23)	588,065	0.1
		11,761,469	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
15,855,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $15,855,000)	15,855,000	2.6

	Total Short-Term Investments (Cost $27,616,469)	27,616,469	4.6

	Total Investments in Securities (Cost $628,359,455)	$617,109,270	101.8
	Liabilities in Excess of Other Assets	(10,643,900)	(1.8)
	Net Assets	$606,465,370	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $628,995,466.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$43,482,568
Gross Unrealized Depreciation	(55,368,764)
Net Unrealized Depreciation	$(11,886,196)

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%
		Consumer Discretionary: 7.7%
63,680		Bayerische Motoren Werke AG	$7,478,143	1.4
194,699		DaimlerChrysler AG	16,896,920	3.2
41,995		Inditex S.A.	6,933,870	1.3
52,935		LVMH Moet Hennessy Louis Vuitton S.A.	9,670,948	1.8
			40,979,881	7.7

		Consumer Staples: 9.3%
147,335		Anheuser-Busch InBev Worldwide, Inc.	15,667,112	2.9
123,101		Carrefour S.A.	4,886,308	0.9
115,784		Groupe Danone	8,352,912	1.6
47,220		L’Oreal S.A.	8,292,476	1.6
311,614		Unilever NV	12,528,582	2.3
			49,727,390	9.3

		Energy: 8.6%
530,060		ENI S.p.A.	12,808,239	2.4
160,042		Repsol YPF S.A.	4,038,373	0.8
470,754		Total S.A.	28,894,737	5.4
			45,741,349	8.6

		Financials: 26.3%
89,607		Allianz AG	16,122,666	3.0
264,664		Assicurazioni Generali S.p.A.	6,218,110	1.2
404,259		AXA S.A.	11,257,695	2.1
2,245,749		Banco Santander Central Hispano S.A.	20,194,974	3.8
1,146,009		Banco Bilbao Vizcaya Argentaria S.A.	14,176,808	2.6
209,609		BNP Paribas	16,351,094	3.1
201,953		Deutsche Bank AG	9,702,146	1.8
765,155	**, @	ING Groep NV	10,688,135	2.0
2,760,922		Intesa Sanpaolo S.p.A.	6,791,070	1.3
31,888		Muenchener Rueckversicherungs AG	7,033,563	1.3
158,226		Societe Generale	9,200,956	1.7
19,261		Unibail-Rodamco SE	4,935,831	0.9
1,069,564		UniCredit SpA	7,889,829	1.5
			140,562,877	26.3

		Health Care: 9.9%
163,811		Bayer AG	23,000,896	4.3
42,684		Essilor International SA	4,541,911	0.8
238,718		Sanofi	25,493,967	4.8
			53,036,774	9.9

		Industrials: 12.5%
90,798		Cie de Saint-Gobain	5,001,816	0.9
187,860		Deutsche Post AG	6,861,613	1.3
115,018		European Aeronautic Defence and Space Co. NV	8,829,991	1.7
185,814		Koninklijke Philips NV	6,841,920	1.3
110,023		Schneider Electric S.A.	9,598,612	1.8
164,780		Siemens AG	22,594,496	4.2
104,425		Vinci S.A.	6,864,014	1.3
			66,592,462	12.5

		Information Technology: 4.4%
76,037		ASML Holding NV	7,121,782	1.3
187,815		SAP AG	16,287,688	3.1
			23,409,470	4.4

		Materials: 6.0%
61,933		Air Liquide	8,765,645	1.7
182,069		BASF AG	19,433,014	3.6
146,484		CRH PLC	3,712,198	0.7
			31,910,857	6.0

		Telecommunication Services: 6.5%
602,313		Deutsche Telekom AG	10,378,010	1.9
383,236		Orange S.A.	4,757,943	0.9
788,700		Telefonica S.A.	12,895,898	2.4
251,918		Vivendi	6,644,969	1.3
			34,676,820	6.5

		Utilities: 5.6%
396,529		E.ON AG	7,331,019	1.4
1,261,596		Enel S.p.A.	5,504,866	1.0
302,381		Gaz de France	7,111,855	1.3
998,600		Iberdrola S.A.	6,372,853	1.2
95,613		RWE AG	3,503,181	0.7
			29,823,774	5.6

		Total Common Stock (Cost $365,204,173)	516,461,654	96.8

PREFERRED STOCK: 1.5%
		Consumer Discretionary: 1.5%
28,496		Volkswagen AG	8,019,340	1.5

		Total Preferred Stock (Cost $4,884,427)	8,019,340	1.5

RIGHTS: 0.0%
		Energy: 0.0%
160,042	@	Repsol SA	109,205	0.0

		Total Rights (Cost $104,567)	109,205	0.0

		Total Investments in Securities (Cost $370,193,167)	$524,590,199	98.3
		Assets in Excess of Other Liabilities	8,947,143	1.7
		Net Assets	$533,537,342	100.0

@	Non-income producing security

**	Investment in affiliate

Cost for federal income tax purposes is $399,451,134.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$156,468,529
Gross Unrealized Depreciation	(31,329,464)
Net Unrealized Appreciation	$125,139,065

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 7.8%
156,532		British Sky Broadcasting PLC	$2,187,736	0.5
71,288	@	Burberry Group PLC	1,796,132	0.4
29,364		Carnival PLC	1,215,619	0.3
289,202	@	Compass Group PLC	4,643,126	1.0
262,084		GKN PLC	1,624,071	0.3
41,701		InterContinental Hotels Group PLC	1,391,001	0.3
602,390		ITV PLC	1,938,588	0.4
381,165		Kingfisher PLC	2,433,385	0.5
258,567		Marks & Spencer Group PLC	1,856,750	0.4
23,949		Next PLC	2,164,799	0.5
130,837	@	Pearson PLC	2,917,133	0.6
48,720	@	Persimmon PLC	1,001,650	0.2
188,062	@	Reed Elsevier PLC	2,804,699	0.6
33,713	@	Sports Direct International PLC	400,219	0.1
81,092	@	TUI Travel PLC	555,841	0.1
29,015		Whitbread PLC	1,805,739	0.4
139,044		William Hill PLC	926,919	0.2
214,500	@	WPP PLC	4,912,921	1.0
			36,576,328	7.8

		Consumer Staples: 15.7%
56,075		Associated British Foods PLC	2,274,171	0.5
304,062		British American Tobacco PLC	16,320,340	3.5
31,817		Coca-Cola HBC AG	931,215	0.2
405,289	@	Diageo PLC	13,430,768	2.8
156,772		Imperial Tobacco Group PLC	6,077,785	1.3
224,736		J Sainsbury PLC	1,360,160	0.3
103,807		Reckitt Benckiser PLC	8,246,041	1.7
152,119		SABMiller PLC	7,830,377	1.7
75,108		Tate & Lyle PLC	1,007,533	0.2
1,292,835		Tesco PLC	7,179,584	1.5
194,131		Unilever PLC	7,987,716	1.7
348,273		WM Morrison Supermarkets PLC	1,507,617	0.3
			74,153,307	15.7

		Energy: 18.1%
47,882		Amec PLC	864,504	0.2
547,633		BG Group PLC	11,784,224	2.5
3,001,859	@	BP PLC	24,327,530	5.2
1,547,709		Glencore Xstrata PLC	8,052,085	1.7
41,726	@	Petrofac Ltd.	845,741	0.2
621,225	@	Royal Dutch Shell PLC — Class A	22,263,744	4.7
399,185	@	Royal Dutch Shell PLC — Class B	15,057,407	3.2
145,439		Tullow Oil PLC	2,064,167	0.4
			85,259,402	18.1

		Financials: 20.5%
152,442		Aberdeen Asset Management PLC	1,267,663	0.3
31,549		Admiral Group PLC	685,790	0.1
473,898		Aviva PLC	3,545,464	0.7
2,586,773	@	Barclays PLC	11,697,142	2.5
160,654		British Land Co. PLC	1,674,905	0.4
114,050		Hammerson PLC	949,491	0.2
35,168		Hargreaves Lansdown PLC	789,939	0.2
3,029,837	@	HSBC Holdings PLC	33,250,063	7.1
126,588		Land Securities Group PLC	2,022,193	0.4
943,178		Legal & General Group PLC	3,486,437	0.7
7,781,707	@	Lloyds TSB Group PLC	10,211,113	2.2
28,540		London Stock Exchange Group PLC	820,998	0.2
786,403		Old Mutual PLC	2,467,436	0.5
410,593	@	Prudential PLC	9,174,340	1.9
219,061		Resolution Ltd.	1,285,844	0.3
337,217	@	Royal Bank of Scotland Group PLC	1,899,153	0.4
589,138		Royal & Sun Alliance Insurance Group	891,687	0.2
18,216		Schroders PLC	785,647	0.2
318,125	@	Standard Chartered PLC	7,185,510	1.5
378,719		Standard Life PLC	2,261,683	0.5
			96,352,498	20.5

		Health Care: 8.3%
200,729	@	AstraZeneca PLC	11,908,700	2.5
782,306	@	GlaxoSmithKline PLC	20,901,354	4.4
89,018		Shire PLC	4,195,190	0.9
144,283	@	Smith & Nephew PLC	2,060,760	0.5
			39,066,004	8.3

		Industrials: 7.7%
40,565		Aggreko PLC	1,150,455	0.2
80,991		Ashtead Group PLC	1,021,685	0.2
57,776		Babcock International Group	1,298,235	0.3
522,014		BAE Systems PLC	3,766,243	0.8
53,424		Bunzl PLC	1,283,842	0.3
105,847		Capita Group PLC	1,821,977	0.4
40,044		easyJet PLC	1,020,607	0.2
162,520		Experian Group Ltd.	3,002,143	0.6
250,091		Group 4 Securicor PLC	1,088,190	0.2
50,192	@	IMI PLC	1,271,066	0.3
327,610	@	International Consolidated Airlines Group SA	2,182,818	0.5
25,866		Intertek Group PLC	1,349,989	0.3
128,031		Meggitt PLC	1,120,973	0.2
204,159		Melrose Industries PLC	1,035,770	0.2
301,186	@	Rolls-Royce Holdings PLC	6,370,532	1.4
99,765	@	Royal Mail PLC	941,678	0.2
63,084		Smiths Group PLC	1,549,074	0.3
39,249		Travis Perkins PLC	1,219,238	0.3
34,195		Weir Group PLC	1,210,718	0.3
42,514		Wolseley PLC	2,417,069	0.5
			36,122,302	7.7

		Information Technology: 1.1%
224,745		ARM Holdings PLC	4,086,532	0.9
176,528		Sage Group PLC/The	1,181,714	0.2
			5,268,246	1.1

		Materials: 7.5%
210,259		Anglo American PLC	4,601,607	1.0

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
57,206	@	Antofagasta PLC	$784,269	0.2
339,855	@	BHP Billiton PLC	10,545,726	2.2
116,926		CRH PLC	2,969,090	0.6
27,273		Fresnillo PLC	339,112	0.1
32,974		Johnson Matthey PLC	1,794,220	0.4
59,193		Mondi PLC	1,027,508	0.2
14,800		Randgold Resources Ltd.	930,668	0.2
126,979		Rexam PLC	1,117,192	0.2
200,758	@	Rio Tinto PLC	11,344,823	2.4
			35,454,215	7.5

		Telecommunication Services: 8.2%
1,266,989		BT Group PLC	7,989,596	1.7
7,837,157		Vodafone Group PLC	30,856,554	6.5
			38,846,150	8.2

		Utilities: 3.9%
829,018		Centrica PLC	4,780,660	1.0
600,182	@	National Grid PLC	7,849,946	1.7
154,212	@	Scottish & Southern Energy PLC	3,504,364	0.7
38,310		Severn Trent PLC	1,083,141	0.2
109,709		United Utilities Group PLC	1,221,456	0.3
			18,439,567	3.9

		Total Common Stock (Cost $342,036,950)	465,538,019	98.8
		Assets in Excess of Other Liabilities	5,681,764	1.2
		Net Assets	$471,219,783	100.0

@	Non-income producing security

Cost for federal income tax purposes is $343,772,667.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$128,761,773
Gross Unrealized Depreciation	(6,996,421)
Net Unrealized Appreciation	$121,765,352

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 5.5%
574,000		Belle International Holdings	$666,851	0.6
289,000	@	Galaxy Entertainment Group Ltd.	2,601,942	2.1
729,028		Li & Fung Ltd.	942,354	0.8
300,800		Sands China Ltd.	2,465,157	2.0
			6,676,304	5.5

		Consumer Staples: 3.0%
147,286		China Resources Enterprise	489,985	0.4
100,000		Hengan International Group Co., Ltd.	1,183,131	0.9
244,000		Tingyi Cayman Islands Holding Corp.	706,124	0.6
903,000		Want Want China Holdings Ltd.	1,306,953	1.1
			3,686,193	3.0

		Energy: 9.8%
518,000	L	China Coal Energy Co. — Class H	292,079	0.2
3,180,438		China Petroleum & Chemical Corp.	2,609,633	2.1
422,341		China Shenhua Energy Co., Ltd.	1,336,609	1.1
2,221,714		CNOOC Ltd.	4,131,894	3.4
402,000		Kunlun Energy Co. Ltd.	710,596	0.6
2,622,604		PetroChina Co., Ltd.	2,878,418	2.4
			11,959,229	9.8

		Financials: 55.8%
1,500,200		AIA Group Ltd.	7,551,238	6.2
9,901,746		Bank of China Ltd.	4,570,881	3.8
1,089,451		Bank of Communications Co., Ltd.	770,961	0.6
170,584		Bank of East Asia Ltd.	724,136	0.6
460,629		BOC Hong Kong Holdings Ltd.	1,479,384	1.2
172,739		Cheung Kong Holdings Ltd.	2,732,865	2.2
10,474,107		China Construction Bank	7,930,070	6.5
927,911		China Life Insurance Co., Ltd. (HKD)	2,924,586	2.4
508,991		China Overseas Land & Investment Ltd.	1,436,702	1.2
254,000		China Resources Land Ltd.	631,940	0.5
277,706		Hang Lung Properties Ltd.	880,297	0.7
94,943		Hang Seng Bank Ltd.	1,542,022	1.3
118,226		Henderson Land Development Co., Ltd.	675,892	0.6
136,541		Hong Kong Exchanges and Clearing Ltd.	2,282,329	1.9
1,654,335		HSBC Holdings PLC	18,034,432	14.8
8,636,340		Industrial and Commercial Bank of China Ltd.	5,856,394	4.8
460,193		New World Development Ltd.	582,721	0.5
253,716		Ping An Insurance Group Co. of China Ltd.	2,279,418	1.9
371,265		Sino Land Co.	509,149	0.4
166,555		Sun Hung Kai Properties Ltd.	2,116,808	1.7
78,591		Swire Pacific Ltd.	923,417	0.8
188,637		Wharf Holdings Ltd.	1,444,988	1.2
			67,880,630	55.8

		Industrials: 4.7%
144,818		Cathay Pacific Airways Ltd.	306,849	0.2
141,096		China Merchants Holdings International Co., Ltd.	516,914	0.4
201,811	L	Citic Pacific Ltd.	309,484	0.3
210,697		Cosco Pacific Ltd.	290,002	0.2
265,464		Hutchison Whampoa Ltd.	3,617,150	3.0
180,143		MTR Corp.	682,781	0.6
			5,723,180	4.7

		Information Technology: 8.2%
838,000		Lenovo Group Ltd.	1,021,540	0.9
138,875		Tencent Holdings Ltd.	8,891,816	7.3
			9,913,356	8.2

		Telecommunication Services: 7.3%
750,101		China Mobile Ltd.	7,813,297	6.4
739,110		China Unicom Ltd.	1,110,942	0.9
			8,924,239	7.3

		Utilities: 4.5%
237,654		China Resources Power Holdings Co.	564,061	0.5
235,931		CLP Holdings Ltd.	1,866,062	1.5
712,423		Hong Kong & China Gas	1,635,713	1.4
173,322		Power Assets Holdings Ltd.	1,379,724	1.1
			5,445,560	4.5

		Total Common Stock (Cost $97,222,167)	120,208,691	98.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc(1): 0.5%
611,004		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $611,005, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $623,224, due 05/01/17-12/01/44) (Cost $611,004)	611,004	0.5

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
1,336,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,336,000)	$1,336,000	1.1

	Total Short-Term Investments (Cost $1,947,004)	1,947,004	1.6

	Total Investments in Securities (Cost $99,169,171)	$122,155,695	100.4
	Liabilities in Excess of Other Assets	(462,512)	(0.4)
	Net Assets	$121,693,183	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $102,421,182.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,272,069
Gross Unrealized Depreciation	(4,537,556)
Net Unrealized Appreciation	$19,734,513

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 10.9%
7,809		Accor S.A.	$368,820	0.1
10,544		Adidas AG	1,344,554	0.2
9,600		Aisin Seiki Co., Ltd.	390,298	0.1
8,600		Asics Corp.	146,993	0.0
2,876		Bayerische Motoren Werke AG	245,935	0.0
16,336		Bayerische Motoren Werke AG	1,918,388	0.3
4,000		Benesse Holdings, Inc.	160,697	0.0
32,524		Bridgestone Corp.	1,232,234	0.2
51,859		British Sky Broadcasting PLC	724,796	0.1
21,449	@	Burberry Group PLC	540,417	0.1
9,316		Carnival PLC	385,666	0.1
2,681		Christian Dior S.A.	507,464	0.1
25,627		Cie Financiere Richemont SA	2,560,072	0.4
8,967		Cie Generale des Etablissements Michelin	954,099	0.1
92,617	@	Compass Group PLC	1,486,962	0.2
5,520		Continental AG	1,212,690	0.2
22,981		Crown Ltd.	346,731	0.1
10,400		Daihatsu Motor Co., Ltd.	176,413	0.0
47,184		DaimlerChrysler AG	4,094,855	0.6
5,600	L	Dena Co., Ltd.	118,050	0.0
24,600		Denso Corp.	1,299,586	0.2
10,700		Dentsu, Inc.	437,615	0.1
2,800		Don Quijote Holdings Co. Ltd	169,736	0.0
11,792		Electrolux AB	308,155	0.1
7,737		Eutelsat Communications	241,414	0.0
2,600		Fast Retailing Co., Ltd.	1,073,860	0.2
42,081	@	Fiat S.p.A	344,431	0.1
28,900		Fuji Heavy Industries Ltd.	830,556	0.1
104,000	@	Galaxy Entertainment Group Ltd.	936,339	0.1
308,600		Genting International PLC	366,983	0.1
77,843		GKN PLC	482,374	0.1
46,256		Hennes & Mauritz AB	2,130,388	0.3
81,000		Honda Motor Co., Ltd.	3,343,447	0.5
1,596		Hugo Boss AG	227,313	0.0
14,956		Husqvarna AB — B Shares	90,056	0.0
7,700	@	Iida Group Holdings Co. Ltd.	153,693	0.0
10,717		Inditex S.A.	1,769,503	0.3
13,459		InterContinental Hotels Group PLC	448,946	0.1
20,400		Isetan Mitsukoshi Holdings Ltd.	290,408	0.0
58,000		Isuzu Motors Ltd.	361,743	0.1
183,611		ITV PLC	590,890	0.1
25,000		J Front Retailing Co., Ltd.	189,657	0.0
5,000		Jardine Cycle & Carriage Ltd.	142,853	0.0
117,070		Kingfisher PLC	747,383	0.1
6,142		Lagardere SCA	228,321	0.0
288,722		Li & Fung Ltd.	373,207	0.1
7,887		Luxottica Group S.p.A.	422,677	0.1
12,425	@	LVMH Moet Hennessy Louis Vuitton S.A.	2,269,983	0.3
79,675		Marks & Spencer Group PLC	572,140	0.1
133,000		Mazda Motor Corp.	689,215	0.1
48,000		MGM China Holdings Ltd.	205,434	0.0
22,125	@, L	Mitsubishi Motors Corp.	238,027	0.0
10,200		Namco Bandai Holdings, Inc.	226,465	0.0
8,212		Next PLC	742,299	0.1
9,000		NGK Spark Plug Co., Ltd.	213,306	0.0
16,800		Nikon Corp.	321,060	0.1
124,600		Nissan Motor Co., Ltd.	1,044,149	0.2
1,850		Nitori Co., Ltd.	175,153	0.0
5,704		Nokian Renkaat OYJ	273,533	0.0
2,500		Oriental Land Co., Ltd.	360,535	0.1
109,400		Panasonic Corp.	1,275,299	0.2
41,573	@	Pearson PLC	926,909	0.1
14,659	@	Persimmon PLC	301,379	0.1
12,768		Pirelli & C S.p.A.	220,889	0.0
3,740	@	Kering	790,566	0.1
18,906	@	Premiere AG	208,970	0.0
7,971		ProSiebenSat.1 Media AG	395,809	0.1
9,026	@	Publicis Groupe	827,013	0.1
36,300		Rakuten, Inc.	541,721	0.1
33,884	@	Reed Elsevier NV	720,165	0.1
58,942	@	Reed Elsevier PLC	879,043	0.1
9,466		Renault S.A.	761,793	0.1
1,900		Rinnai Corp.	148,026	0.0
1,174		RTL Group SA	151,704	0.0
117,200		Sands China Ltd.	960,493	0.1
2,600		Sankyo Co., Ltd.	119,915	0.0
2,400	L	Sanrio Co., Ltd.	101,057	0.0
9,800		Sega Sammy Holdings, Inc.	249,755	0.0
24,000		Sekisui Chemical Co., Ltd.	294,516	0.0
27,000		Sekisui House Ltd.	377,817	0.1
15,356		SES S.A.	497,481	0.1
85,331		Shangri-La Asia Ltd.	166,611	0.0
72,000		Sharp Corp.	229,241	0.0
900		Shimamura Co., Ltd.	84,363	0.0
4,000		Shimano, Inc.	343,397	0.1
90,000	L	Singapore Press Holdings Ltd.	294,097	0.0
94,292		SJM Holdings Ltd.	316,960	0.1
4,644		Sodexho Alliance S.A.	470,940	0.1
50,500	L	Sony Corp.	870,535	0.1
8,400		Stanley Electric Co., Ltd.	192,575	0.0
11,900		Sumitomo Rubber Industries, Inc.	169,393	0.0
17,800		Suzuki Motor Corp.	479,650	0.1
1,516		Swatch Group AG — BR	1,004,811	0.2
2,693		Swatch Group AG — Reg	303,563	0.1
30,449		TABCORP Holdings Ltd.	98,862	0.0
15,000		Takashimaya Co., Ltd.	149,665	0.0
78,745		Tattersall’s Ltd.	218,315	0.0

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
2,795		Telenet Group Holding NV	$166,781	0.1
5,200		Toho Co., Ltd.	114,399	0.0
8,900		Toyota Industries Corp.	402,321	0.1
135,889		Toyota Motor Corp.	8,285,844	1.2
24,000	@	TUI Travel PLC	164,507	0.0
13,000		USS Co., Ltd.	178,314	0.0
2,651		Valeo SA	293,789	0.0
1,474		Volkswagen AG	400,219	0.1
8,874		Whitbread PLC	552,271	0.1
42,748		William Hill PLC	284,974	0.0
14,625		Wolters Kluwer NV	417,609	0.1
67,147	@	WPP PLC	1,537,939	0.2
82,000		Wynn Macau Ltd.	372,743	0.1
53,100		Yamada Denki Co., Ltd.	173,689	0.0
14,400		Yamaha Motor Co., Ltd.	216,495	0.0
			73,954,159	10.9

		Consumer Staples: 10.5%
31,100		Aeon Co., Ltd.	421,613	0.1
30,000		Ajinomoto Co., Inc.	434,301	0.1
39,240		Anheuser-Busch InBev Worldwide, Inc.	4,172,651	0.6
4,506		Aryzta AG	346,236	0.1
19,200		Asahi Group Holdings, Ltd.	541,818	0.1
17,396		Associated British Foods PLC	705,510	0.1
128		Barry Callebaut AG	160,848	0.0
4,874		Beiersdorf AG	494,151	0.1
93,141		British American Tobacco PLC	4,999,285	0.7
5,251		Carlsberg A/S	581,043	0.1
29,717		Carrefour S.A.	1,179,571	0.2
2,718		Casino Guichard Perrachon S.A.	313,620	0.1
28,106		Coca-Cola Amatil Ltd.	302,352	0.0
9,444		Coca-Cola HBC AG	276,405	0.0
3,934		Colruyt S.A.	219,807	0.0
4,940		Delhaize Group	293,892	0.0
122,459	@	Diageo PLC	4,058,137	0.6
29,645		Distribuidora Internacional de Alimentacion SA	265,440	0.0
2,700		FamilyMart Co., Ltd.	123,354	0.0
379,122		Golden Agri-Resources Ltd.	164,122	0.0
28,432		Groupe Danone	2,051,147	0.3
5,038		Heineken Holding NV	318,905	0.1
11,141		Heineken NV	752,985	0.1
6,708		Henkel AG & Co. KGaA	699,372	0.1
8,750		Henkel KGaA — Vorzug	1,017,057	0.2
47,781		Imperial Tobacco Group PLC	1,852,388	0.3
61,222		J Sainsbury PLC	370,531	0.1
54,600		Japan Tobacco, Inc.	1,776,616	0.3
12,458		Jeronimo Martins	243,601	0.0
26,417		Kao Corp.	831,656	0.1
7,420		Kerry Group PLC	515,490	0.1
9,000		Kikkoman Corp.	170,175	0.0
44,000		Kirin Brewery Co., Ltd.	633,665	0.1
47,683	@	Koninklijke Ahold NV	856,921	0.1
3,400		Lawson, Inc.	254,442	0.0
47		Lindt & Spruengli AG	211,857	0.0
6		Lindt & Spruengli AG	323,525	0.1
11,804	@	L’Oreal S.A.	2,072,943	0.3
3,600		MEIJI Holdings Co., Ltd.	231,398	0.0
41,666		Metcash Ltd.	117,666	0.0
6,395		Metro AG	310,030	0.1
157,292		Nestle S.A.	11,527,940	1.7
9,000		Nippon Meat Packers, Inc.	154,688	0.0
8,250		Nisshin Seifun Group, Inc.	85,324	0.0
2,200		Nissin Food Products Co., Ltd.	92,843	0.0
10,724		Pernod-Ricard S.A.	1,221,803	0.2
31,778		Reckitt Benckiser PLC	2,524,326	0.4
1,261		Remy Cointreau SA	105,925	0.0
47,267		SABMiller PLC	2,433,085	0.4
37,900		Seven & I Holdings Co., Ltd.	1,509,043	0.2
17,800		Shiseido Co., Ltd.	286,249	0.0
4,131	L	Suedzucker AG	111,599	0.0
6,500		Suntory Beverage & Food Ltd.	207,364	0.0
28,370		Svenska Cellulosa AB SCA	874,019	0.1
10,073		Swedish Match AB	323,858	0.1
23,970		Tate & Lyle PLC	321,545	0.1
393,850		Tesco PLC	2,187,193	0.3
5,000		Toyo Suisan Kaisha Ltd.	150,204	0.0
35,377		Treasury Wine Estates Ltd.	152,581	0.0
5,600		Uni-Charm Corp.	319,528	0.1
78,616	@	Unilever NV	3,160,792	0.5
62,995		Unilever PLC	2,591,993	0.4
49,194		Wesfarmers Ltd.	1,936,906	0.3
100,000		Wilmar International Ltd.	271,628	0.0
109,535		WM Morrison Supermarkets PLC	474,159	0.1
62,087		Woolworths Ltd.	1,880,073	0.3
4,300		Yakult Honsha Co., Ltd.	217,271	0.0
			70,788,465	10.5

		Energy: 6.9%
12,887		Subsea 7 SA	247,055	0.0
6,795		Aker Solutions ASA	121,655	0.0
16,452		Amec PLC	297,039	0.1
167,701		BG Group PLC	3,608,669	0.5
919,637		BP PLC	7,452,881	1.1
7,297		Caltex Australia Ltd.	131,134	0.0
8,258	@	CGG SA	143,317	0.0
123,613		ENI S.p.A.	2,986,954	0.4
3,339		Fugro NV	199,177	0.0
17,299		Galp Energia SGPS SA	283,519	0.1
521,622		Glencore Xstrata PLC	2,713,782	0.4
4,800		Idemitsu Kosan Co., Ltd.	109,275	0.0
43,900		Inpex Holdings, Inc.	563,069	0.1
114,600		JX Holdings, Inc.	590,127	0.1
11,423	@	Lundin Petroleum AB	222,297	0.0
7,047	L	Neste Oil OYJ	139,365	0.0
7,425		OMV AG	355,366	0.1
55,148		Origin Energy Ltd.	695,006	0.1
12,936	@	Petrofac Ltd.	262,199	0.0
42,935		Repsol YPF S.A.	1,083,388	0.2
185,831	@	Royal Dutch Shell PLC — Class A	6,659,896	1.0

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Energy: (continued)
121,900	@	Royal Dutch Shell PLC — Class B	$4,598,114	0.7
12,730		Saipem S.p.A.	273,004	0.0
48,760		Santos Ltd.	639,041	0.1
18,324		SeaDrill Ltd.	751,000	0.1
55,424		Statoil ASA	1,347,718	0.2
4,934		Technip S.A.	474,952	0.1
22,354		Tenaris S.A.	487,106	0.1
15,000		TonenGeneral Sekiyu KK	137,641	0.0
104,523	@	Total S.A.	6,415,590	1.0
18,071		Transocean Ltd	884,388	0.1
45,669		Tullow Oil PLC	648,165	0.1
32,943		Woodside Petroleum Ltd.	1,147,352	0.2
10,269		WorleyParsons Ltd.	152,756	0.0
			46,821,997	6.9

		Financials: 24.5%
48,752		3i Group PLC	311,524	0.1
46,302		Aberdeen Asset Management PLC	385,034	0.1
10,303		Admiral Group PLC	223,959	0.0
87,240	@	Aegon NV	826,736	0.1
5,900		Aeon Mall Co., Ltd.	165,279	0.0
11,668		Ageas	497,567	0.1
592,400		AIA Group Ltd.	2,981,838	0.4
22,249		Allianz AG	4,003,183	0.6
147,943		AMP Ltd.	581,478	0.1
59,000		Aozora Bank Ltd.	167,199	0.0
115,000		Ascendas Real Estate Investment Trust	201,266	0.0
56,329		Assicurazioni Generali S.p.A.	1,323,414	0.2
9,940		ASX Ltd.	326,876	0.1
134,446		Australia & New Zealand Banking Group Ltd.	3,881,204	0.6
146,203		Aviva PLC	1,093,817	0.2
87,416		AXA S.A.	2,434,337	0.4
2,647		Baloise Holding AG	337,530	0.1
170,492		Banco de Sabadell SA	445,193	0.1
130,205	@	Banco Espirito Santo S.A.	185,950	0.0
63,365	@	Banco Popular Espanol SA	382,736	0.1
558,058		Banco Santander Central Hispano S.A.	5,018,356	0.7
58,034		Bank Hapoalim BM	325,170	0.1
73,498	@	Bank Leumi Le-Israel BM	300,137	0.1
72,005		Bank of East Asia Ltd.	305,664	0.1
20,000		Bank of Kyoto Ltd.	167,195	0.0
11,634		Bank of Queensland Ltd.	126,660	0.0
62,000		Bank of Yokohama Ltd.	345,912	0.1
197,557	@	Bankia SA	335,377	0.1
743,892	@	Barclays PLC	3,363,809	0.5
275,650		Banco Bilbao Vizcaya Argentaria S.A.	3,409,953	0.5
22,048		Bendigo Bank Ltd.	231,771	0.0
48,811		BNP Paribas	3,807,629	0.6
184,410		BOC Hong Kong Holdings Ltd.	592,262	0.1
44,607		British Land Co. PLC	465,052	0.1
40,770		Capital Shopping Centres Group PLC	209,287	0.0
136,000		CapitaLand Ltd.	327,816	0.1
143,000		CapitaMall Trust	216,406	0.0
111,705		CFS Retail Property Trust	194,442	0.0
66,383		Cheung Kong Holdings Ltd.	1,050,231	0.2
40,000		Chiba Bank Ltd.	269,946	0.0
7,000		Chugoku Bank Ltd.	88,971	0.0
165,560		Sumitomo Mitsui Trust Holdings, Inc.	876,014	0.1
26,000		City Developments Ltd.	198,666	0.0
8,992		CNP Assurances	184,392	0.0
48,573	@	Commerzbank AG	784,136	0.1
78,866		Commonwealth Bank of Australia	5,495,137	0.8
4,325		Corio NV	194,095	0.0
49,112	@	Credit Agricole S.A.	629,566	0.1
8,100		Credit Saison Co., Ltd.	213,532	0.0
74,317	@	Credit Suisse Group	2,293,674	0.3
61,320		CaixaBank	319,404	0.1
42,700		Dai-ichi Life Insurance Co., Ltd.	714,500	0.1
3,473		Daito Trust Construction Co., Ltd.	324,684	0.1
29,000		Daiwa House Industry Co., Ltd.	561,881	0.1
83,000		Daiwa Securities Group, Inc.	831,291	0.1
32,768	@	Danske Bank A/S	752,736	0.1
84,000		DBS Group Holdings Ltd.	1,141,540	0.2
9,633		Delta Lloyd NV	239,225	0.0
50,607		Deutsche Bank AG	2,431,241	0.4
9,501		Deutsche Boerse AG	787,389	0.1
7,849		Deutsche Wohnen AG	151,559	0.0
257,209		Dexus Property Group	231,329	0.0
60,428		Direct Line Insurance Group PLC	249,765	0.0
47,391		DnB NOR ASA	850,581	0.1
12,627		Erste Bank der Oesterreichischen Sparkassen AG	440,184	0.1
5,120		Exor SpA	203,500	0.0
78,502		Federation Centres Ltd	164,557	0.0
126,250		First Pacific Co.	143,949	0.0
46,000		Fukuoka Financial Group, Inc.	201,915	0.0
859		Gecina S.A.	113,738	0.0
11,132		Gjensidige Forsikring ASA	212,909	0.0
148,700		Global Logistic Properties Ltd.	341,108	0.1
81,877		Goodman Group	346,892	0.1
1,117,781	@	Governor & Co. of the Bank of Ireland	389,578	0.1
874,585	@, X	GPT Group	—	—
89,717		GPT Group	272,842	0.0
4,469		Groupe Bruxelles Lambert S.A.	410,529	0.1
17,000		Gunma Bank Ltd.	94,985	0.0
24,000		Hachijuni Bank Ltd.	140,105	0.0
36,064		Hammerson PLC	300,241	0.1
112,682		Hang Lung Properties Ltd.	357,189	0.1
38,873		Hang Seng Bank Ltd.	631,358	0.1
3,357		Hannover Rueckversicheru — Reg	288,605	0.0

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
10,649		Hargreaves Lansdown PLC	$239,196	0.0
51,321		Henderson Land Development Co., Ltd.	293,399	0.0
56,154		Hong Kong Exchanges and Clearing Ltd.	938,633	0.1
904,047	@	HSBC Holdings PLC	9,921,200	1.5
22,101		Hysan Development Co., Ltd.	95,404	0.0
2,025		Icade	188,510	0.0
29,060		ICAP PLC	217,658	0.0
57,293		Immofinanz Immobilien Anlagen AG	265,484	0.0
188,342	**, @	ING Groep NV	2,630,872	0.4
102,251		Insurance Australia Group	532,382	0.1
574,919		Intesa Sanpaolo S.p.A.	1,414,135	0.2
31,131		Investec PLC	226,099	0.0
21,973		Investor AB	757,268	0.1
17,701		Iyo Bank Ltd.	173,665	0.0
44		Japan Prime Realty Investment Corp.	140,816	0.0
60		Japan Real Estate Investment Corp.	321,004	0.1
116		Japan Retail Fund Investment Corp.	236,025	0.0
41,000		Joyo Bank Ltd.	209,640	0.0
11,032		Julius Baer Group Ltd.	530,154	0.1
10,992		KBC Groep NV	624,958	0.1
38,818		Kerry Properties Ltd.	135,161	0.0
10,789		Kinnevik Investment AB	500,190	0.1
5,945		Klepierre	275,566	0.0
37,516		Land Securities Group PLC	599,303	0.1
290,162		Legal & General Group PLC	1,072,577	0.2
26,858		Lend Lease Corp., Ltd.	268,034	0.0
115,327		Link Real Estate Investment Trust	559,343	0.1
2,440,970	@	Lloyds TSB Group PLC	3,203,027	0.5
8,811		London Stock Exchange Group PLC	253,462	0.0
13,955		Macquarie Group Ltd.	684,947	0.1
41,943		Corp. Mapfre S.A.	179,910	0.0
33,496	@	Mediobanca S.p.A.	292,917	0.0
178,756		Mirvac Group	268,797	0.0
62,000		Mitsubishi Estate Co., Ltd.	1,855,415	0.3
630,921		Mitsubishi UFJ Financial Group, Inc.	4,188,935	0.6
33,800		Mitsubishi UFJ Lease & Finance Co., Ltd.	207,797	0.0
40,919		Mitsui Fudosan Co., Ltd.	1,475,976	0.2
25,169		Mitsui Sumitomo Insurance Group Holdings, Inc.	676,517	0.1
1,143,072		Mizuho Financial Group, Inc.	2,481,645	0.4
8,954		Muenchener Rueckversicherungs AG	1,974,991	0.3
114,867		National Australia Bank Ltd.	3,585,221	0.5
48,241		Natixis	283,814	0.0
192,174		New World Development Ltd.	243,341	0.0
66		Nippon Building Fund, Inc.	383,474	0.1
15		Nippon Prologis REIT, Inc.	143,684	0.0
17,826		NKSJ Holdings, Inc.	496,162	0.1
181,300		Nomura Holdings, Inc.	1,401,053	0.2
6,600		Nomura Real Estate Holdings, Inc.	148,717	0.0
139,389		Nordea Bank AB	1,879,354	0.3
241,709		Old Mutual PLC	758,392	0.1
62,700		ORIX Corp.	1,101,756	0.2
12,000		Osaka Securities Exchange Co. Ltd.	341,087	0.1
130,608		Oversea-Chinese Banking Corp.	1,058,609	0.2
898		Partners Group	239,487	0.0
125,315	@	Prudential PLC	2,800,054	0.4
59,739		QBE Insurance Group Ltd.	616,248	0.1
70,218		Resolution Ltd.	412,166	0.1
96,400		Resona Holdings, Inc.	491,878	0.1
106,537	@	Royal Bank of Scotland Group PLC	600,000	0.1
183,624		Royal & Sun Alliance Insurance Group	277,923	0.1
20,389		Sampo OYJ	1,002,177	0.2
9,600		Softbank Investment Corp.	145,770	0.0
5,711		Schroders PLC	246,312	0.0
8,092		Scor S.A.	295,978	0.0
39,470		Segro PLC	218,475	0.0
86,000		Shinsei Bank Ltd.	210,520	0.0
30,000		Shizuoka Bank Ltd.	320,441	0.1
12,900		Hulic Co. Ltd.	190,910	0.0
47,000		Singapore Exchange Ltd.	271,030	0.0
157,843		Sino Land Co.	216,464	0.0
74,185		Skandinaviska Enskilda Banken AB	980,078	0.2
34,857		Societe Generale	2,026,960	0.3
9,900		Sony Financial Holdings, Inc.	180,335	0.0
118,188	@	Standard Chartered PLC	2,669,520	0.4
117,571		Standard Life PLC	702,126	0.1
118,007		Stockland	381,529	0.1
62,900		Sumitomo Mitsui Financial Group, Inc.	3,271,013	0.5
17,000		Sumitomo Realty & Development Co., Ltd.	847,067	0.1
79,915		Sun Hung Kai Properties Ltd.	1,015,669	0.2
64,527		Suncorp Group Ltd	757,406	0.1
9,000		Suruga Bank Ltd.	161,615	0.0
24,884		Svenska Handelsbanken AB	1,223,467	0.2
44,771		Swedbank AB	1,261,168	0.2
33,579		Swire Pacific Ltd.	394,542	0.1
54,000		Swire Properties Ltd.	136,747	0.0
1,631		Swiss Life Holding	339,085	0.1
3,393		Swiss Prime Site AG	262,750	0.0
17,745		Swiss Re Ltd.	1,635,884	0.2
28,600		T&D Holdings, Inc.	400,303	0.1
34,950		Tokio Marine Holdings, Inc.	1,169,766	0.2
20,000		Tokyo Tatemono Co., Ltd.	222,399	0.0

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
25,700	@	Tokyu Fudosan Holdings Corp.	$241,601	0.0
179,464		UBS AG — Reg	3,436,261	0.5
4,752		Unibail-Rodamco SE	1,217,749	0.2
214,424		UniCredit SpA	1,581,737	0.2
52,043		Unione di Banche Italiane SCPA	352,816	0.1
65,000		United Overseas Bank Ltd.	1,097,658	0.2
129		United Urban Investment Corp.	185,415	0.0
1,776		Wendel	258,875	0.0
103,887		Westfield Group	937,818	0.1
147,368		Westfield Retail Trust	391,502	0.1
151,923		Westpac Banking Corp.	4,404,033	0.7
74,264		Wharf Holdings Ltd.	568,873	0.1
46,882		Wheelock & Co., Ltd.	215,980	0.0
7,264		Zurich Insurance Group AG	2,107,026	0.3
			165,946,969	24.5

		Health Care: 9.6%
5,107		Actelion Ltd. — Reg	433,180	0.1
1,900		Alfresa Holdings Corp.	94,306	0.0
21,700		Astellas Pharma, Inc.	1,286,524	0.2
60,777	@	AstraZeneca PLC	3,605,732	0.5
40,481		Bayer AG	5,683,985	0.8
5,060	L	Celesio AG	160,438	0.0
12,200		Chugai Pharmaceutical Co., Ltd.	270,048	0.0
3,365	@	Cochlear Ltd.	177,292	0.0
5,429	L	Coloplast A/S	359,919	0.1
24,257		CSL Ltd.	1,495,363	0.2
34,100		Daiichi Sankyo Co., Ltd.	623,517	0.1
12,900		Eisai Co., Ltd.	499,966	0.1
18,108		Elekta AB	277,109	0.0
10,151	@	Essilor International SA	1,080,146	0.2
6,302		Fresenius AG	969,091	0.1
10,773		Fresenius Medical Care AG & Co. KGaA	768,396	0.1
9,749		Getinge AB	334,176	0.1
240,376	@	GlaxoSmithKline PLC	6,422,275	1.0
7,205		Grifols SA	344,785	0.1
3,400		Hisamitsu Pharmaceutical Co., Inc.	171,334	0.0
12,000		Kyowa Hakko Kogyo Co., Ltd.	132,421	0.0
2,834		Lonza Group AG	269,324	0.0
3,108		Merck KGaA	557,664	0.1
3,200		Miraca Holdings, Inc.	150,964	0.0
13,700		Mitsubishi Tanabe Pharma Corp.	191,074	0.0
112,223		Novartis AG	8,994,604	1.3
19,598		Novo-Nordisk A/S	3,592,349	0.5
11,190		Novozymes A/S	472,668	0.1
11,800		Olympus Corp.	374,258	0.1
4,100		Ono Pharmaceutical Co., Ltd.	359,387	0.1
4,761		Orion Oyj	133,818	0.0
18,600		Otsuka Holdings Co. Ltd.	537,055	0.1
12,294	@	Qiagen NV	287,018	0.0
6,680		Ramsay Health Care Ltd.	258,524	0.0
34,357		Roche Holding AG — Genusschein	9,624,299	1.4
58,490		Sanofi	6,246,459	0.9
3,900		Santen Pharmaceutical Co., Ltd.	181,710	0.0
15,900		Shionogi & Co., Ltd.	345,184	0.1
27,716		Shire PLC	1,306,184	0.2
43,038	@	Smith & Nephew PLC	614,701	0.1
18,521		Sonic Healthcare Ltd.	274,860	0.0
2,479		Sonova Holding AG — Reg	334,280	0.1
5,000		Suzuken Co., Ltd.	161,965	0.0
3,600		Sysmex Corp.	212,635	0.0
39,700		Takeda Pharmaceutical Co., Ltd.	1,820,842	0.3
7,500		Terumo Corp.	362,097	0.1
42,632		Teva Phaemaceutical Industries Ltd.	1,705,766	0.3
5,898		UCB S.A.	439,413	0.1
			64,999,105	9.6

		Industrials: 12.6%
108,518		ABB Ltd.	2,869,218	0.4
18,313		Abertis Infraestructuras S.A.	407,335	0.1
8,465		ACS Actividades de Construccion y Servicios S.A.	291,802	0.0
6,503		Adecco S.A.	516,252	0.1
1,081		Aeroports de Paris	122,748	0.0
13,222		Aggreko PLC	374,986	0.1
16,274		Alfa Laval AB	418,131	0.1
62,000	L	All Nippon Airways Co., Ltd.	123,868	0.0
19,568	L	ALS Ltd./Queensland	154,380	0.0
10,379		Alstom	378,488	0.1
18,000		Amada Co., Ltd.	158,964	0.0
3,912		Andritz AG	245,162	0.0
35		AP Moller — Maersk A/S	360,537	0.1
61		AP Moller — Maersk A/S — Class B	660,139	0.1
52,000		Asahi Glass Co., Ltd.	323,793	0.1
48,028		Asciano Group	247,605	0.0
15,945		Assa Abloy AB	844,194	0.1
18,041	L	Altantia S.p.A.	404,117	0.1
31,153		Atlas Copco AB — Class A	864,996	0.1
19,252		Atlas Copco AB — Class B	489,411	0.1
55,798	@	Auckland International Airport Ltd.	162,049	0.0
96,127		Aurizon Holdings Ltd.	419,837	0.1
17,395		Babcock International Group	390,868	0.1
162,225		BAE Systems PLC	1,170,426	0.2
9,181		Bouygues S.A.	347,188	0.1
78,688		Brambles Ltd.	644,685	0.1
2,517		Brenntag AG	467,147	0.1
16,332		Bunzl PLC	392,477	0.1
11,039		Bureau Veritas SA	322,282	0.1
32,194		Capita Group PLC	554,165	0.1
56,053		Cathay Pacific Airways Ltd.	118,769	0.0
7,100		Central Japan Railway Co.	836,750	0.1
7,000		Chiyoda Corp.	101,616	0.0
19,974		Cie de Saint-Gobain	1,100,314	0.2
47,311	@	CNH Industrial NV	539,238	0.1
54,059		Cobham PLC	246,085	0.0

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
105,000		ComfortDelgro Corp., Ltd.	$167,894	0.0
30,000		Dai Nippon Printing Co., Ltd.	318,665	0.1
11,700		Daikin Industries Ltd.	730,112	0.1
14,064	@	Deutsche Lufthansa AG	298,110	0.1
44,741		Deutsche Post AG	1,634,171	0.2
8,749		DSV A/S	287,252	0.0
17,102		East Japan Railway Co.	1,362,308	0.2
6,743		easyJet PLC	171,860	0.0
10,429		Edenred	349,190	0.1
28,642		European Aeronautic Defence and Space Co. NV	2,198,861	0.3
50,217		Experian Group Ltd.	927,631	0.1
9,500		Fanuc Ltd.	1,740,786	0.3
19,692		Ferrovial SA	381,471	0.1
22,836	@	Finmeccanica S.p.A.	173,338	0.0
75,970		Group 4 Securicor PLC	330,559	0.1
9,013		GEA Group AG	429,791	0.1
1,911		Geberit AG — Reg	579,761	0.1
28,111		Groupe Eurotunnel S.A.	295,540	0.1
60,000		Hankyu Hanshin Holdings, Inc.	324,208	0.1
11,650		Hexagon AB	368,516	0.1
14,000		Hino Motors Ltd.	220,538	0.0
4,500		Hitachi Construction Machinery Co., Ltd.	96,293	0.0
1,664		Hochtief AG	142,409	0.0
307,100		Hutchison Port Holdings Trust	207,293	0.0
106,615		Hutchison Whampoa Ltd.	1,452,711	0.2
66,000		IHI Corp.	285,426	0.0
14,867	@	IMI PLC	376,493	0.1
46,782	@	International Consolidated Airlines Group SA	311,628	0.1
7,796		Intertek Group PLC	406,886	0.1
32,444		Invensys PLC	274,239	0.0
76,300		Itochu Corp.	943,269	0.1
3,100		Japan Airlines Co. Ltd.	152,927	0.0
10,000		JGC Corp.	392,438	0.1
13,100		LIXIL Group Corp.	359,626	0.1
11,000		JTEKT Corp.	187,692	0.0
46,000		Kajima Corp.	173,006	0.0
11,000		Kamigumi Co., Ltd.	100,930	0.0
69,000		Kawasaki Heavy Industries Ltd.	289,785	0.0
25,000		Keihin Electric Express Railway Co., Ltd.	206,128	0.0
34,000		Keio Corp.	226,575	0.0
14,000		Keisei Electric Railway Co., Ltd.	128,819	0.0
69,700		Keppel Corp., Ltd.	619,121	0.1
19,409	@	Kerry Logistics Network Ltd.	27,583	0.0
93,000		Kintetsu Corp.	326,324	0.1
46,600		Komatsu Ltd.	956,758	0.1
15,306		Kone OYJ	690,282	0.1
47,032	@	Koninklijke Philips NV	1,731,781	0.3
4,293		Koninklijke Boskalis Westminster NV	227,073	0.0
3,746		Koninklijke Vopak NV	219,300	0.0
53,000		Kubota Corp.	879,123	0.1
2,803		Kuehne & Nagel International AG	368,425	0.1
6,300		Kurita Water Industries Ltd.	130,695	0.0
12,809		Legrand S.A.	705,939	0.1
8,873		Leighton Holdings Ltd.	128,142	0.0
5,500		Makita Corp.	289,260	0.0
1,957		MAN AG	240,284	0.0
82,000		Marubeni Corp.	590,324	0.1
39,571		Meggitt PLC	346,463	0.1
71,056		Melrose Industries PLC	360,492	0.1
6,248		Metso OYJ	267,178	0.0
71,200		Mitsubishi Corp.	1,366,892	0.2
97,000		Mitsubishi Electric Corp.	1,219,723	0.2
151,000		Mitsubishi Heavy Industries Ltd.	935,229	0.1
88,307		Mitsui & Co., Ltd.	1,231,100	0.2
54,000		Mitsui OSK Lines Ltd.	243,713	0.0
72,658		MTR Corp.	275,389	0.0
6,200		Nabtesco Corp.	143,088	0.0
15,000		NGK Insulators Ltd.	285,463	0.0
4,900		Nidec Corp.	482,722	0.1
43,000		Nippon Express Co., Ltd.	208,146	0.0
80,000		Nippon Yusen KK	255,794	0.0
244,727		Noble Group Ltd.	208,419	0.0
23,000		NSK Ltd.	286,634	0.0
1,439		NWS Holdings Ltd.	2,196	0.0
33,000		Obayashi Corp.	188,225	0.0
5,497	@	OCI	247,550	0.1
32,000		Odakyu Electric Railway Co., Ltd.	289,403	0.0
37,868		Orkla ASA	295,991	0.1
4,410	@	Osram Licht AG	248,741	0.1
11,063		Prysmian S.p.A.	284,841	0.0
5,849	@	Randstad Holdings NV	379,561	0.1
10,755		Rexel SA	282,251	0.0
93,777	@	Rolls-Royce Holdings PLC	1,983,523	0.3
12,163		Safran S.A.	845,678	0.1
51,187		Sandvik AB	722,438	0.1
14,650		Scania AB — B Shares	287,131	0.0
987		Schindler Holding AG	145,606	0.0
2,371		Schindler Holding AG	349,044	0.1
25,998		Schneider Electric S.A.	2,268,114	0.3
10,600		Secom Co., Ltd.	639,551	0.1
16,148		Securitas AB	171,821	0.0
16,443		Seek Ltd.	197,684	0.0
56,000		SembCorp Industries Ltd.	244,310	0.0
30,000	L	SembCorp Marine Ltd.	106,070	0.0
25,764		Serco Group PLC	212,979	0.0
272		SGS S.A.	626,213	0.1
33,000		Shimizu Corp.	166,751	0.0
38,808		Siemens AG	5,321,320	0.8
36,000		Singapore Airlines Ltd.	297,350	0.1
19,044		Skanska AB	389,605	0.1
18,289		SKF AB — B Shares	479,636	0.1
2,500		SMC Corp.	630,971	0.1
19,027		Smiths Group PLC	467,222	0.1
94,274		Snam Rete Gas S.p.A.	526,933	0.1
1,471		Societe BIC S.A.	180,278	0.0
71,600		Sojitz Corp.	127,478	0.0
79,000		Singapore Technologies Engineering Ltd.	248,637	0.0
1,292		Sulzer AG	208,763	0.0
57,500		Sumitomo Corp.	722,668	0.1

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
38,300		Sumitomo Electric Industries Ltd.	$640,225	0.1
31,000		Sumitomo Heavy Industries	142,844	0.0
14,787		Sydney Airport	50,256	0.0
48,000		Taisei Corp.	218,444	0.0
4,519		Thales S.A.	291,222	0.0
6,200		THK Co., Ltd.	154,848	0.0
18,853		TNT Express NV	175,361	0.0
57,000		Tobu Railway Co., Ltd.	276,389	0.0
56,000		Tokyu Corp.	362,830	0.1
37,583		Toll Holdings Ltd.	191,152	0.0
32,000		Toppan Printing Co., Ltd.	256,147	0.0
203,000		Toshiba Corp.	854,592	0.1
14,000		Toto Ltd.	222,056	0.0
10,600		Toyota Tsusho Corp.	262,868	0.0
67,836		Transurban Group	414,843	0.1
11,679		Travis Perkins PLC	362,799	0.1
5,103		Vallourec	278,401	0.0
22,760		Vinci S.A.	1,496,049	0.2
74,597		Volvo AB — B Shares	981,577	0.2
8,772		Wartsila OYJ	432,471	0.1
10,140		Weir Group PLC	359,020	0.1
8,800		West Japan Railway Co.	381,290	0.1
12,842		Wolseley PLC	730,112	0.1
18,400		Yamato Holdings Co., Ltd.	372,109	0.1
1,692		Zodiac Aerospace	299,841	0.1
			85,316,295	12.6

		Information Technology: 4.3%
132,530	@	Alcatel-Lucent	588,134	0.1
18,868		Amadeus IT Holding S.A.	808,220	0.1
69,152		ARM Holdings PLC	1,257,389	0.2
11,200		ASM Pacific Technology Ltd.	93,739	0.0
17,602	@	ASML Holding NV	1,648,639	0.3
2,928		Atos Origin	265,289	0.0
13,700		Brother Industries Ltd.	187,395	0.0
56,400		Canon, Inc.	1,799,633	0.3
6,882		Capgemini S.A.	465,813	0.1
24,483		Computershare Ltd.	249,491	0.0
3,083		Dassault Systemes SA	382,692	0.1
151,152		Telefonaktiebolaget LM Ericsson	1,845,490	0.3
23,400		Fuji Photo Film Co., Ltd.	664,210	0.1
92,000		Fujitsu Ltd.	476,806	0.1
651	L	Gemalto NV	71,646	0.0
3,144		Gemalto NV	346,016	0.1
16,400	@, L	GungHo Online Entertainment, Inc.	118,128	0.0
3,700		Hamamatsu Photonics KK	148,056	0.0
1,600		Hirose Electric Co., Ltd.	228,082	0.0
241,000		Hitachi Ltd.	1,827,299	0.3
21,900		Hoya Corp.	609,080	0.1
5,100		Ibiden Co., Ltd.	95,497	0.0
52,920		Infineon Technologies AG	565,268	0.1
9,500		Kakaku.com, Inc.	166,881	0.0
2,207		Keyence Corp.	945,005	0.1
5,700		Konami Corp.	131,806	0.0
24,500		Konica Minolta Holdings, Inc.	244,836	0.0
16,500		Kyocera Corp.	824,861	0.1
10,000		Murata Manufacturing Co., Ltd.	889,333	0.1
126,000		NEC Corp.	284,408	0.1
2,975		NICE Systems Ltd.	121,657	0.0
5,300		Nintendo Co., Ltd.	709,424	0.1
20,000		Nippon Electric Glass Co., Ltd.	105,063	0.0
184,433	@	Nokia OYJ	1,490,225	0.2
5,700		Nomura Research Institute Ltd.	180,136	0.0
6,600		NTT Data Corp.	243,827	0.0
10,300		Omron Corp.	455,191	0.1
15,737	@	Recall Holdings Ltd.	57,049	0.0
33,000		Ricoh Co., Ltd.	350,949	0.1
5,100		Rohm Co., Ltd.	248,763	0.0
58,004		Sage Group PLC/The	388,290	0.1
45,385		SAP AG	3,935,877	0.6
11,000		Shimadzu Corp.	95,767	0.0
31,848	@	STMicroelectronics NV	255,667	0.0
6,000		TDK Corp.	287,844	0.1
8,500		Tokyo Electron Ltd.	468,373	0.1
5,900		Trend Micro, Inc.	206,754	0.0
7,088		United Internet AG	302,163	0.1
70,600		Yahoo! Japan Corp.	393,694	0.1
11,000		Yaskawa Electric Corp.	174,302	0.0
11,200		Yokogawa Electric Corp.	172,198	0.0
			28,872,355	4.3

		Materials: 7.2%
15,361		Air Liquide	2,174,109	0.3
7,000		Air Water, Inc.	94,872	0.0
11,818		Akzo Nobel NV	916,442	0.1
149,089	@	Alumina Ltd.	148,017	0.0
58,469		Amcor Ltd.	552,284	0.1
69,674		Anglo American PLC	1,524,845	0.2
19,275	@	Antofagasta PLC	264,252	0.0
50,111	@	ArcelorMittal	895,094	0.1
3,019		Arkema	352,494	0.1
64,000		Asahi Kasei Corp.	502,004	0.1
44,949		BASF AG	4,797,602	0.7
156,964		BHP Billiton Ltd.	5,351,347	0.8
103,057	@	BHP Billiton PLC	3,197,866	0.5
15,502		Boliden AB	237,670	0.0
40,190		Boral Ltd.	171,879	0.0
35,473		CRH PLC	898,957	0.1
6,685		Croda International	272,502	0.1
14,000		Daicel Corp.	114,097	0.0
458		EMS-Chemie Holding AG	163,311	0.0
34,903		Fletcher Building Ltd.	244,587	0.0
75,366		Fortescue Metals Group Ltd.	393,698	0.1
10,278		Fresnillo PLC	127,797	0.0
417		Givaudan	596,546	0.1
6,808		HeidelbergCement AG	516,969	0.1
10,000		Hitachi Metals Ltd.	141,493	0.0
11,128		Holcim Ltd.	831,981	0.1
20,258		Iluka Resources Ltd.	156,980	0.0
2,222		Imerys SA	193,421	0.0
87,365		Incitec Pivot Ltd.	209,582	0.0
22,422		Israel Chemicals Ltd.	187,025	0.0
21,136		James Hardie Industries SE	245,299	0.0
24,500		JFE Holdings, Inc.	583,836	0.1
9,827		Johnson Matthey PLC	534,718	0.1

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
12,000		JSR Corp.	$232,595	0.0
8,670	L	K+S AG	267,146	0.0
13,000		Kansai Paint Co., Ltd.	192,243	0.0
125,000		Kobe Steel Ltd.	214,298	0.0
7,496		Koninklijke DSM NV	589,926	0.1
19,600		Kuraray Co., Ltd.	233,961	0.0
9,029		Lafarge S.A.	677,719	0.1
4,127		Lanxess	275,764	0.1
9,373		Linde AG	1,962,583	0.3
70,500		Mitsubishi Chemical Holdings Corp.	326,255	0.1
24,000		Mitsubishi Gas Chemical Co., Inc.	176,922	0.0
57,000		Mitsubishi Materials Corp.	210,697	0.0
38,339		Newcrest Mining Ltd.	269,227	0.0
377,790		Nippon Steel Corp.	1,267,035	0.2
8,100		Nitto Denko Corp.	342,505	0.1
52,033		Norsk Hydro ASA	232,771	0.0
42,000		OJI Paper Co., Ltd.	215,435	0.0
18,021		Orica Ltd.	385,355	0.1
58,469	@	Orora Ltd.	60,560	0.0
4,159		Randgold Resources Ltd.	261,530	0.0
37,979		Rexam PLC	334,148	0.1
21,637		Rio Tinto Ltd.	1,324,336	0.2
62,097	@	Rio Tinto PLC	3,509,098	0.5
20,686		Shin-Etsu Chemical Co., Ltd.	1,209,909	0.2
81,000		Showa Denko KK	114,883	0.0
118		Sika AG	420,487	0.1
2,766		Solvay S.A.	437,775	0.1
29,200		Stora Enso OYJ (Euro Denominated Security)	293,425	0.1
75,000		Sumitomo Chemical Co., Ltd.	294,363	0.1
25,000		Sumitomo Metal Mining Co., Ltd.	327,582	0.1
4,683		Syngenta AG	1,867,099	0.3
56,000		Taiheiyo Cement Corp.	215,362	0.0
51,000		Teijin Ltd.	113,599	0.0
19,035	@	ThyssenKrupp AG	464,172	0.1
76,000		Toray Industries, Inc.	526,453	0.1
8,500		Toyo Seikan Kaisha Ltd.	182,990	0.0
5,489		Umicore	256,473	0.0
27,815		UPM-Kymmene OYJ	471,747	0.1
5,999		Voestalpine AG	288,279	0.1
8,832		Yara International ASA	380,908	0.1
			49,021,191	7.2

		Telecommunication Services: 5.5%
7,699	L	Belgacom S.A.	227,832	0.0
106,997		Bezeq Israeli Telecommunication Corp., Ltd.	181,452	0.0
390,502		BT Group PLC	2,462,495	0.4
139,351		Deutsche Telekom AG	2,401,054	0.4
8,535		Elisa OYJ	226,144	0.0
92,178	@	Orange S.A.	1,144,406	0.2
1,161		Iliad SA	237,879	0.0
22,956		Inmarsat PLC	287,830	0.0
26,800		KDDI Corp.	1,651,289	0.2
157,221	@	Koninklijke KPN NV	507,998	0.1
3,300		Millicom International Cellular S.A.	328,831	0.1
21,500		Nippon Telegraph & Telephone Corp.	1,157,999	0.2
78,800		NTT DoCoMo, Inc.	1,297,543	0.2
30,954		Portugal Telecom SGPS S.A.	134,756	0.0
404,000		Singapore Telecommunications Ltd.	1,174,879	0.2
47,200		Softbank Corp.	4,141,836	0.6
1,167		Swisscom AG	616,752	0.1
38,910		TDC A/S	377,422	0.1
17,382		Tele2 AB	197,419	0.0
115,782		Telecom Corp. of New Zealand Ltd.	219,777	0.0
489,063		Telecom Italia S.p.A.	487,674	0.1
306,893		Telecom Italia S.p.A. RNC	240,801	0.0
201,282		Telefonica S.A.	3,291,127	0.5
12,871		Telekom Austria AG	97,458	0.0
33,648		Telenor ASA	803,972	0.1
114,788		TeliaSonera AB	957,379	0.1
210,541		Telstra Corp., Ltd.	988,193	0.2
59,309		Vivendi	1,564,424	0.2
2,376,722		Vodafone Group PLC	9,357,660	1.4
7,293		Ziggo NV	333,496	0.1
			37,097,777	5.5

		Utilities: 3.3%
27,338		AGL Energy Ltd.	367,497	0.1
44,094		APA Group	236,659	0.0
258,618		Centrica PLC	1,491,360	0.2
33,236		Cheung Kong Infrastructure Holdings Ltd.	210,090	0.0
32,100		Chubu Electric Power Co., Inc.	414,983	0.1
15,044		Chugoku Electric Power Co., Inc.	234,240	0.0
92,103		CLP Holdings Ltd.	728,475	0.1
89,859		E.ON AG	1,661,311	0.2
6,100		Electric Power Development Co., Ltd.	177,856	0.0
11,468		Electricite de France SA	405,707	0.1
10,051		Enagas	262,552	0.0
86,045		Enel Green Power SpA	216,475	0.0
320,392		Enel S.p.A.	1,398,003	0.2
98,271		Energias de Portugal S.A.	360,960	0.1
21,486		Fortum OYJ	491,556	0.1
16,879		Gas Natural SDG S.A.	434,456	0.1
65,745		Gaz de France	1,546,291	0.2
8,800		Hokkaido Electric Power Co., Inc.	101,267	0.0
9,700		Hokuriku Electric Power Co.	131,730	0.0
290,061		Hong Kong & China Gas	665,976	0.1
70,302		Power Assets Holdings Ltd.	559,637	0.1
235,967		Iberdrola S.A.	1,505,891	0.2
34,700		Kansai Electric Power Co., Inc.	399,373	0.1
21,300		Kyushu Electric Power Co., Inc.	272,039	0.0
181,325	@	National Grid PLC	2,371,600	0.4
97,000		Osaka Gas Co., Ltd.	380,979	0.1

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
5,800		Red Electrica de Espana	$387,208	0.1
24,480		RWE AG	896,927	0.1
47,587	@	Scottish & Southern Energy PLC	1,081,383	0.2
11,654		Severn Trent PLC	329,494	0.0
10,100		Shikoku Electric Power Co., Inc.	151,464	0.0
14,122		Suez Environnement S.A.	253,252	0.0
72,454		Terna S.p.A	361,843	0.1
22,200		Tohoku Electric Power Co., Inc.	250,087	0.0
71,300		Tokyo Electric Power Co., Inc.	351,301	0.1
124,079		Tokyo Gas Co., Ltd.	611,549	0.1
33,943		United Utilities Group PLC	377,908	0.1
16,514	@	Veolia Environnement	269,714	0.0
			22,349,093	3.3

		Total Common Stock (Cost $469,588,029)	645,167,406	95.3

PREFERRED STOCK: 0.4%
		Consumer Discretionary: 0.4%
7,544		Porsche AG	787,533	0.1
7,100		Volkswagen AG	1,998,081	0.3
			2,785,614	0.4

		Materials: 0.0%
1,934		Fuchs Petrolub AG	189,467	0.0

		Total Preferred Stock (Cost $1,564,166)	2,975,081	0.4

RIGHTS: 0.0%
		Energy: 0.0%
42,935	@	Repsol SA	29,296	0.0

		Financials: — %
15,860	@, X	Immoeast AG	—	—

		Total Rights (Cost $28,053)	29,296	0.0

		Total Long-Term Investments (Cost $471,180,248)	648,171,783	95.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateralcc(1): 0.4%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.1
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,020,000, due 06/01/17-09/01/44)	1,000,000	0.2
607,418		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $607,419, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $619,566, due 05/01/17-12/01/44)	607,418	0.1
			2,607,418	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.1%
27,927,383		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $27,927,383)	27,927,383	4.1

		Total Short-Term Investments (Cost $30,534,801)	30,534,801	4.5

		Total Investments in Securities (Cost $501,715,049)	$678,706,584	100.2
		Liabilities in Excess of Other Assets	(1,466,096)	(0.2)
		Net Assets	$677,240,488	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

**	Investment in affiliate

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $512,745,197.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$183,995,334
Gross Unrealized Depreciation	(18,033,947)
Net Unrealized Appreciation	$165,961,387

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Consumer Discretionary: 19.8%
2,900		ABC-Mart, Inc.	$126,696	0.0
9,800		Accordia Golf Co., Ltd.	123,629	0.0
700		Aeon Fantasy Co., Ltd.	10,705	0.0
1,900		Aisan Industry Co., Ltd.	18,281	0.0
20,800		Aisin Seiki Co., Ltd.	845,646	0.2
8,000		Akebono Brake Industry Co., Ltd.	35,656	0.0
2,300		Alpen Co., Ltd.	41,349	0.0
1,700		Alpha Corp.	16,953	0.0
2,900		Alpine Electronics, Inc.	40,639	0.0
800		Amiyaki Tei Co., Ltd.	28,373	0.0
400		Amuse, Inc.	7,726	0.0
2,800		AOKI Holdings, Inc.	48,607	0.0
5,800		Aoyama Trading Co., Ltd.	156,857	0.1
3,000		Arata Corp.	9,175	0.0
1,900		Arc Land Sakamoto Co., Ltd.	33,064	0.0
1,200		Asahi Co., Ltd.	16,725	0.0
3,200		Asatsu-DK, Inc.	75,282	0.0
6,000		Ashimori Industry Co. Ltd	7,759	0.0
21,300		Asics Corp.	364,065	0.1
1,500		ASKUL Corp.	43,942	0.0
7,700		Autobacs Seven Co., Ltd.	119,937	0.0
4,200		Avex Group Holdings, Inc.	90,453	0.0
7,900		Belluna Co., Ltd.	38,268	0.0
7,600		Benesse Holdings, Inc.	305,324	0.1
6,400	@	Best Denki Co., Ltd.	9,393	0.0
87	L	BIC Camera, Inc.	48,849	0.0
2,400		Bookoff Corp.	15,827	0.0
73,000		Bridgestone Corp.	2,765,744	0.7
14,000		Calsonic Kansei Corp.	72,343	0.0
2,000		Can Do Co., Ltd.	28,954	0.0
5,800		Canon Sales Co., Inc.	80,946	0.0
22,800		Casio Computer Co., Ltd.	279,388	0.1
700		Central Sports Co., Ltd.	10,170	0.0
2,300		Chiyoda Co., Ltd.	44,336	0.0
2,300		Chofu Seisakusho Co., Ltd.	54,356	0.0
700		Chori Co., Ltd.	7,861	0.0
19,000	@, L	Clarion Co., Ltd.	28,627	0.0
2,700		Cleanup Corp.	24,432	0.0
6,000		Colowide Co., Ltd.	60,301	0.0
1,100		COOKPAD, Inc.	34,441	0.0
1,200		Corona Corp.	12,936	0.0
2,000		Daido Metal Co., Ltd.	20,000	0.0
5,800		Daidoh Ltd.	36,887	0.0
11,500	@	Daiei, Inc.	38,066	0.0
24,000		Daihatsu Motor Co., Ltd.	407,106	0.1
1,300		Daikoku Denki Co., Ltd.	26,653	0.0
2,900		Dainichi Co., Ltd.	22,128	0.0
1,300		Daisyo Corp.	16,347	0.0
9,300		DCM Japan Holdings Co., Ltd.	64,509	0.0
11,900	L	Dena Co., Ltd.	250,857	0.1
55,100		Denso Corp.	2,910,861	0.7
22,000		Dentsu, Inc.	899,770	0.2
8,000		Descente Ltd.	54,282	0.0
6,500		Don Quijote Holdings Co. Ltd	394,031	0.1
1,900		Doshisha Co., Ltd.	26,780	0.0
4,800		Doutor Nichires Holdings Co., Ltd.	80,079	0.0
5,000		Dynic Corp.	8,745	0.0
3,000		Eagle Industry Co., Ltd.	49,931	0.0
15,000	@	Econach Co., Ltd.	7,844	0.0
8,700		EDION Corp.	50,898	0.0
3,200		Exedy Corp.	93,742	0.0
2,300		Yondoshi Holdings, Inc.	34,799	0.0
5,200		Fast Retailing Co., Ltd.	2,147,719	0.6
3,100		FCC Co., Ltd.	61,813	0.0
1,000		Felissimo Corp.	9,556	0.0
2,000		Foster Electric Co., Ltd.	36,935	0.0
8,000		France Bed Holdings Co., Ltd.	15,531	0.0
1,200		F-Tech, Inc.	18,584	0.0
2,300		Fuji Co., Ltd.	39,217	0.0
74,500		Fuji Heavy Industries Ltd.	2,141,052	0.6
3,000		Fuji Kiko Co., Ltd.	9,672	0.0
5,000	L	Fuji Kyuko Co., Ltd.	40,998	0.0
21,400		Fuji Television Network, Inc.	438,249	0.1
10,000		Fujibo Holdings, Inc.	21,578	0.0
2,500		Fujikura Rubber Ltd.	24,288	0.0
8,000		Fujita Kanko, Inc.	30,656	0.0
7,000		Fujitsu General Ltd.	74,764	0.0
2,800		Funai Electric Co., Ltd.	36,457	0.0
3,000		Furukawa Battery Co., Ltd.	17,211	0.0
4,600		Futaba Industrial Co., Ltd.	17,677	0.0
8,000		Gakken Holdings Co., Ltd.	23,473	0.0
1,100		Genki Sushi Co., Ltd.	14,550	0.0
2,900		Geo Corp.	26,045	0.0
11,000		GLOBERIDE, Inc.	16,326	0.0
4,000		Goldwin, Inc.	18,075	0.0
3,000	L	Gourmet Kineya Co., Ltd.	20,165	0.0
12,000	L	GSI Creos Corp.	18,725	0.0
6,500		Gulliver International Co., Ltd.	36,252	0.0
16,000		Gunze Ltd.	40,159	0.0
14,000		H2O Retailing Corp.	112,018	0.0
35,600		Hakuhodo DY Holdings, Inc.	275,997	0.1
3,300		Hakuyosha Co., Ltd.	7,646	0.0
3,100		Happinet Corp.	27,363	0.0
1,500		Hard Off Corp. Co., Ltd.	12,799	0.0
1,400		Haruyama Trading Co., Ltd.	9,872	0.0
32,700	@	Haseko Corp.	249,140	0.1
4,600		Heiwa Corp.	74,466	0.0
1,220		Hiday Hidaka Corp.	25,267	0.0
2,200		Hikari Tsushin, Inc.	165,958	0.1
1,500		Hiramatsu, Inc.	9,377	0.0
2,000		HIS Co., Ltd.	99,930	0.0
7,200		Hitachi Koki Co., Ltd.	52,812	0.0
196,900		Honda Motor Co., Ltd.	8,127,467	2.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
1,210		Honeys Co., Ltd.	$11,777	0.0
3,400		Hoosiers Holdings Co. Ltd.	24,376	0.0
600		House of Rose Co., Ltd.	7,703	0.0
1,200		Hurxley Corp.	8,773	0.0
900		Ichibanya Co., Ltd.	33,045	0.0
3,000		Ichikawa Co., Ltd.	9,532	0.0
7,000	@	Ichikoh Industries Ltd.	11,037	0.0
9,620	@	Iida Group Holdings Co. Ltd.	192,016	0.1
16		Ikyu Corp.	22,713	0.0
2,500		Imasen Electric Industrial	35,895	0.0
2,700	L	Intage, Inc.	33,485	0.0
43,600		Isetan Mitsukoshi Holdings Ltd.	620,675	0.2
129,000		Isuzu Motors Ltd.	804,566	0.2
5,300		Izumi Co., Ltd.	166,061	0.1
20,000	@	Izutsuya Co., Ltd.	16,772	0.0
53,000		J Front Retailing Co., Ltd.	402,073	0.1
30,000	@	Janome Sewing Machine Co., Ltd.	24,554	0.0
13		Japan Best Rescue System Co. Ltd	8,451	0.0
2,000		Japan Vilene Co. Ltd.	11,275	0.0
8,000		Japan Wool Textile Co., Ltd.	58,108	0.0
1,000		Jin Co. Ltd.	42,307	0.0
700	L	Joban Kosan Co. Ltd.	1,079	0.0
5,000		Joshin Denki Co., Ltd.	38,412	0.0
2,000		JP-Holdings, Inc./Japan	7,840	0.0
15,670		JVC Kenwood Holdings, Inc.	31,002	0.0
2,300		Kadokawa Corp.	78,004	0.0
2,300		Kappa Create Co., Ltd.	43,506	0.0
4,000		Kasai Kogyo Co., Ltd.	27,107	0.0
4,000		Kawai Musical Instruments Manufacturing Co., Ltd.	7,109	0.0
17,000		KYB Co. Ltd.	89,533	0.0
4,300		Keihin Corp.	66,765	0.0
6,700	L	Keiyo Co., Ltd.	29,852	0.0
2,900		Kimoto Co., Ltd.	26,935	0.0
74,000	@	Kimuratan Corp.	8,432	0.0
16,000	@	Kinki Nippon Tourist Co., Ltd.	26,685	0.0
5,000	@	Kintetsu Department Store Co. Ltd	17,162	0.0
7,000		Kinugawa Rubber Industrial Co., Ltd.	34,733	0.0
1,800		Kisoji Co., Ltd.	31,793	0.0
2,900		Kohnan Shoji Co., Ltd.	29,935	0.0
12,000		Koito Manufacturing Co., Ltd.	229,292	0.1
3,800		Kojima Co., Ltd.	10,339	0.0
9,000		Komatsu Seiren Co., Ltd.	47,896	0.0
3,100		Komeri Co., Ltd.	79,187	0.0
2,400		Konaka Co., Ltd.	21,403	0.0
2,200	L	Kourakuen Corp.	27,074	0.0
4,860		K’S Holdings Corp.	140,445	0.1
700		Kura Corp.	10,563	0.0
9,000		Kurabo Industries Ltd.	15,921	0.0
1,800		Kyoritsu Maintenance Co., Ltd.	64,751	0.0
1,300		LEC, Inc.	14,962	0.0
5,200		Look, Inc.	13,845	0.0
1,200		Marche Corp.	9,342	0.0
900		Mars Engineering Corp.	16,661	0.0
28,700		Marui Group Co., Ltd.	291,917	0.1
4,500	@	Matsuya Co., Ltd.	48,165	0.0
2,100	L	Matsuya Foods Co., Ltd.	34,531	0.0
332,000		Mazda Motor Corp.	1,720,446	0.4
3,700		Meiko Network Japan Co., Ltd.	39,514	0.0
1,800		Meiwa Estate Co., Ltd.	8,741	0.0
3,000		Misawa Homes Co., Ltd.	46,155	0.0
4,400		Mitsuba Corp.	71,519	0.0
51,900	@, L	Mitsubishi Motors Corp.	558,355	0.2
2,000		Mitsui Home Co., Ltd.	9,808	0.0
9,000	L	Mizuno Corp.	45,706	0.0
600		Monogatari Corp.	18,138	0.0
1,800		MOS Food Services, Inc.	34,135	0.0
4,100		Mr Max Corp.	12,807	0.0
2,600		Musashi Seimitsu Industry Co., Ltd.	56,286	0.0
15,000	@	Naigai Co., Ltd.	14,707	0.0
1,800		Nakayamafuku Co., Ltd.	14,227	0.0
24,000		Namco Bandai Holdings, Inc.	532,860	0.2
2,400		Next Co. Ltd	25,497	0.0
21,000		NGK Spark Plug Co., Ltd.	497,713	0.1
17,900		NHK Spring Co., Ltd.	202,245	0.1
10,000		Nice Holdings, Inc.	23,693	0.0
5,800		Nifco, Inc.	153,843	0.1
1,300		Nihon Eslead Corp.	13,998	0.0
3,700		Nihon Tokushu Toryo Co., Ltd.	21,672	0.0
41,600		Nikon Corp.	795,006	0.2
2,050		Nippon Columbia Co. Ltd.	11,840	0.0
1,800		Nippon Felt Co., Ltd.	7,898	0.0
9,000		Nippon Piston Ring Co., Ltd.	17,229	0.0
20,600		Nippon Television Network Corp.	371,938	0.1
6,000		Nishimatsuya Chain Co., Ltd.	47,057	0.0
305,800		Nissan Motor Co., Ltd.	2,562,606	0.7
9,000		Nissan Shatai Co., Ltd.	130,843	0.1
11,000		Nissei Build Kogyo Co., Ltd.	26,689	0.0
2,900		Nissen Holdings Co., Ltd.	11,140	0.0
16,000		Nisshinbo Industries, Inc.	154,068	0.1
4,900		Nissin Kogyo Co., Ltd.	103,914	0.0
4,450		Nitori Co., Ltd.	421,313	0.1
11,200		NOK Corp.	183,445	0.1
2,800		Noritsu Koki Co., Ltd.	17,684	0.0
2,000		Ohashi Technica, Inc.	18,282	0.0
17,000		Onward Kashiyama Co., Ltd.	128,886	0.0
6,500		Oriental Land Co., Ltd.	937,391	0.3

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
6,100		Pacific Industrial Co., Ltd.	$42,522	0.0
1,000		Pal Co., Ltd.	24,488	0.0
2,000		Paltac Corp.	25,917	0.0
7,000		PanaHome Corp.	51,590	0.0
253,000		Panasonic Corp.	2,949,275	0.8
2,600		Parco Co., Ltd.	24,507	0.0
4,400		Paris Miki Holdings, Inc.	20,182	0.0
1,500		PGM Holdings K K	14,115	0.0
1,600		PIA Corp.	26,626	0.0
1,700		Piolax, Inc.	67,046	0.0
30,200	@, L	Pioneer Corp.	63,234	0.0
2,600		Plenus Co., Ltd.	58,132	0.0
1,850		Adastria Holdings Co. Ltd	66,760	0.0
9,000		Press Kogyo Co., Ltd.	37,376	0.0
1,300		Renaissance, Inc.	9,703	0.0
4,000		Resort Solution Co., Ltd.	9,250	0.0
7,400		Resorttrust, Inc.	134,919	0.1
2,200		Right On Co., Ltd.	15,558	0.0
8,000		Riken Corp.	34,861	0.0
1,600		Ringer Hut Co., Ltd.	22,601	0.0
3,800		Rinnai Corp.	296,051	0.1
3,940	L	Riso Kyoiku Co. Ltd.	19,488	0.0
900		Roland Corp.	12,216	0.0
5,700		Round One Corp.	45,789	0.0
3,700		Royal Holdings Co., Ltd.	55,458	0.0
2,400		Ryohin Keikaku Co., Ltd.	259,590	0.1
5,000		Sagami Chain Co., Ltd.	42,771	0.0
1,900		Saizeriya Co., Ltd.	23,263	0.0
9,000		Sakai Ovex Co., Ltd.	18,774	0.0
600		San Holdings, Inc.	8,058	0.0
11,000		Sanden Corp.	52,283	0.0
4,500		Sangetsu Co., Ltd.	112,159	0.0
7,000		Sankyo Co., Ltd.	322,848	0.1
4,700		Sankyo Seiko Co., Ltd.	15,857	0.0
1,100		Sanoh Industrial Co., Ltd.	7,666	0.0
5,800	L	Sanrio Co., Ltd.	244,222	0.1
811,000	@, L, X	Sansui Electric Co., Ltd.	—	—
5,000		Sanyo Electric Railway Co. Ltd	19,995	0.0
11,000		Sanyo Shokai Ltd.	29,782	0.0
4,800		Scroll Corp.	15,566	0.0
24,100		Sega Sammy Holdings, Inc.	614,193	0.2
14,000		Seiko Holdings Corp.	69,037	0.0
3,700		Seiren Co., Ltd.	29,421	0.0
49,000		Sekisui Chemical Co., Ltd.	601,304	0.2
66,000		Sekisui House Ltd.	923,552	0.2
6,800		Senshukai Co., Ltd.	56,890	0.0
157,000		Sharp Corp.	499,873	0.1
5,600		Shimachu Co., Ltd.	132,589	0.1
2,700		Shimamura Co., Ltd.	253,089	0.1
9,400		Shimano, Inc.	806,982	0.2
2,400		Shimojima Co., Ltd.	22,335	0.0
5,000		Shinyei Kaisha	12,475	0.0
5,000		Shiroki Corp.	10,649	0.0
1,400		Shobunsha Publications, Inc.	8,659	0.0
16,000		Shochiku Co., Ltd.	147,274	0.1
4,600		Showa Corp.	74,208	0.0
16,900		Sky Perfect Jsat Corp.	91,471	0.0
121,412		Sony Corp.	2,092,938	0.5
2,200		Dunlop Sports Co. Ltd.	26,321	0.0
1,200		St. Marc Holdings Co., Ltd.	57,382	0.0
17,400		Stanley Electric Co., Ltd.	398,906	0.1
6,500		Start Today Co. Ltd.	161,626	0.1
2,000		Studio Alice Co., Ltd.	26,333	0.0
10,000		Suminoe Textile Co., Ltd.	27,605	0.0
17,700		Sumitomo Forestry Co., Ltd.	206,097	0.1
18,800		Sumitomo Rubber Industries, Inc.	267,613	0.1
46,400		Suzuki Motor Corp.	1,250,324	0.3
19,000	@, L	Yamada SxL Home Co. Ltd	25,125	0.0
7,000		T RAD Co., Ltd.	19,050	0.0
2,600		Tachi-S Co., Ltd.	35,993	0.0
2,500		Taiho Kogyo Co., Ltd.	29,186	0.0
2,400		Takamatsu Construction Group Co., Ltd.	43,139	0.0
30,000		Takashimaya Co., Ltd.	299,331	0.1
4,500		Takata Corp.	129,114	0.1
1,040		Take And Give Needs Co., Ltd.	22,689	0.0
2,000		Takihyo Co., Ltd.	7,850	0.0
2,300		Tamron Co., Ltd.	55,792	0.0
4,000		TBK Co., Ltd.	21,719	0.0
2,400		TPR Co., Ltd.	40,768	0.0
3,000		T-Gaia Corp.	33,817	0.0
11,000		Toabo Corp.	8,371	0.0
6,000		Toei Co., Ltd.	33,976	0.0
16,400		Toho Co., Ltd.	360,795	0.1
5,400		Tokai Rika Co., Ltd.	107,518	0.0
2,600		Tokai Rubber Industries, Inc.	25,442	0.0
6,000		Tokai Senko KK	7,138	0.0
820		Token Corp.	39,393	0.0
12,300		Tokyo Broadcasting System, Inc.	152,903	0.1
700		Tokyo Derica Co. Ltd.	10,092	0.0
18,000		Tokyo Dome Corp.	119,386	0.0
17,000		Tokyotokeiba Co., Ltd.	68,913	0.0
5,900		Tomy Co., Ltd.	26,302	0.0
4,000		Tonichi Carlife Group, Inc.	17,445	0.0
3,100		Topre Corp.	45,954	0.0
2,200		Toridoll.corp	19,752	0.0
18,000		Toyo Tire & Rubber Co., Ltd.	102,766	0.0
6,700		Toyoda Gosei Co., Ltd.	156,081	0.1
8,400		Toyota Boshoku Corp.	105,028	0.0
20,700		Toyota Industries Corp.	935,734	0.3
306,160		Toyota Motor Corp.	18,668,133	4.7
5,000		TS Tech Co., Ltd.	168,755	0.1
11,850		TSI Holdings Co. Ltd.	79,351	0.0
5,000		Tsukamoto Corp. Co., Ltd.	7,700	0.0
600		Tsutsumi Jewelry Co., Ltd.	13,960	0.0
5,100		TV Asahi Corp.	113,124	0.0
2,700		Tv Tokyo Holdings Corp.	43,045	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
3,700		Unipres Corp.	$69,388	0.0
2,500		United Arrows Ltd.	93,550	0.0
38,000	@	Unitika Ltd.	23,134	0.0
3,100	L	U-Shin Ltd.	22,689	0.0
27,600		USS Co., Ltd.	378,575	0.1
1,200		ValueCommerce Co. Ltd.	14,766	0.0
13,000		Wacoal Holdings Corp.	132,362	0.1
1,200		Watabe Wedding Corp.	7,455	0.0
2,600	L	WATAMI Co., Ltd.	34,130	0.0
300		Wowow, Inc.	10,194	0.0
2,500		Xebio Co., Ltd.	47,990	0.0
87,500		Yamada Denki Co., Ltd.	286,210	0.1
17,000		Yamaha Corp.	270,274	0.1
33,900		Yamaha Motor Co., Ltd.	509,666	0.1
2,900		Yamato International, Inc.	12,211	0.0
1,500		Yellow Hat Ltd.	26,732	0.0
1,900		Yokohama Reito Co., Ltd.	14,414	0.0
26,000		Yokohama Rubber Co., Ltd.	255,671	0.1
5,000		Yomiuri Land Co., Ltd.	35,883	0.0
1,600		Yorozu Corp.	29,289	0.0
5,200		Yoshinoya D&C Co., Ltd.	63,615	0.0
2,400		Zenrin Co., Ltd.	23,403	0.0
8,200	L	Zensho Holdings Co., Ltd.	87,924	0.0
			79,430,634	19.8

		Consumer Staples: 6.8%
81,700		Aeon Co., Ltd.	1,107,581	0.3
2,300		Aeon Hokkaido Corp.	14,710	0.0
1,300		Ain Pharmaciez, Inc.	63,845	0.0
60,000		Ajinomoto Co., Inc.	868,601	0.2
3,300		Arcs Co., Ltd.	63,212	0.0
1,500		Ariake Japan Co., Ltd.	36,942	0.0
50,200		Asahi Group Holdings, Ltd.	1,416,628	0.4
2,600		Belc Co., Ltd.	45,488	0.0
9,200		Calbee, Inc.	223,424	0.1
2,100		Cawachi Ltd.	39,532	0.0
2,200		CFS Corp.	8,524	0.0
3,300		Chubu Shiryo Co., Ltd.	18,215	0.0
5,670		Coca-Cola Central Japan Co., Ltd.	117,788	0.0
8,700		Coca-Cola West Co., Ltd.	184,265	0.1
1,720		Cocokara Fine Holdings, Inc.	45,294	0.0
1,000		Cosmos Pharmaceutical Corp.	108,503	0.0
1,300		Create SD Holdings	44,988	0.0
800		Daikokutenbussan Co., Ltd.	21,080	0.0
16		Dr Ci:Labo Co., Ltd.	48,880	0.0
1,200		Dydo Drinco, Inc.	50,339	0.0
1,600		Eco’s Co., Ltd.	9,569	0.0
8,000		Ezaki Glico Co., Ltd.	90,491	0.0
7,100		FamilyMart Co., Ltd.	324,374	0.1
5,200		Fancl Corp.	56,201	0.0
6,500		Fuji Oil Co., Ltd.	96,795	0.0
2,000		Fujicco Co., Ltd.	22,653	0.0
19,000	L	Fujiya Co., Ltd.	35,938	0.0
2,400		Harashin Narus Holdings Co., Ltd.	34,848	0.0
12,000	@	Hayashikane Sangyo Co., Ltd.	9,468	0.0
3,800		Heiwado Co., Ltd.	54,423	0.0
2,900		Hokuto Corp.	54,413	0.0
7,500		House Foods Corp.	113,282	0.0
3,300		Inageya Co., Ltd.	31,305	0.0
6,600		Ito En Ltd.	138,108	0.0
1,200		Itochu-Shokuhin Co., Ltd.	39,066	0.0
12,000		Itoham Foods, Inc.	52,231	0.0
9,000		Izumiya Co., Ltd.	39,703	0.0
137,400		Japan Tobacco, Inc.	4,470,825	1.1
17,000	L	J-Oil Mills, Inc.	45,745	0.0
9,000		Kagome Co., Ltd.	147,161	0.1
1,100		Kameda Seika Co. Ltd.	29,140	0.0
60,600		Kao Corp.	1,907,799	0.5
2,100		Kasumi Co., Ltd.	12,969	0.0
2,800		Kato Sangyo Co., Ltd.	51,113	0.0
13,000		Kewpie Corp.	180,552	0.1
2,600		KEY Coffee, Inc.	39,086	0.0
21,000		Kikkoman Corp.	397,076	0.1
107,000		Kirin Brewery Co., Ltd.	1,540,957	0.4
1,700		Kirindo Co., Ltd.	10,971	0.0
3,800		Kobayashi Pharmaceutical Co., Ltd.	212,124	0.1
4,400		Kose Corp.	139,734	0.0
200		Kusuri No Aoki Co. Ltd.	11,180	0.0
11,000		Kyodo Shiryo Co., Ltd.	11,717	0.0
10,000		Kyokuyo Co. Ltd.	25,304	0.0
8,600		Lawson, Inc.	643,589	0.2
700		Life Corp.	11,140	0.0
30,000		Lion Corp.	167,376	0.1
1,900		Mandom Corp.	60,158	0.0
7,000		Marudai Food Co., Ltd.	20,489	0.0
10,000		Maruetsu, Inc.	32,956	0.0
49,000		Maruha Nichiro Holdings, Inc.	85,326	0.0
3,900		Matsumotokiyoshi Holdings Co., Ltd.	135,981	0.0
4,900		Megmilk Snow Brand Co., Ltd.	61,713	0.0
7,600		MEIJI Holdings Co., Ltd.	488,507	0.1
700		Meito Sangyo Co., Ltd.	6,939	0.0
912		Milbon Co., Ltd.	35,696	0.0
700		Ministop Co., Ltd.	10,931	0.0
15,000		Mitsui Sugar Co., Ltd.	57,619	0.0
14,000		Miyoshi Oil & Fat Co., Ltd.	20,904	0.0
15,000		Morinaga & Co., Ltd.	30,800	0.0
26,000		Morinaga Milk Industry Co., Ltd.	77,106	0.0
7,000		Morozoff Ltd.	21,005	0.0
1,000		Nagatanien Co., Ltd.	8,705	0.0
2,000		Nakamuraya Co., Ltd.	7,526	0.0
2,000		Natori Co., Ltd.	19,166	0.0
8,000		Nichimo Co. Ltd	15,224	0.0
29,000		Nichirei Corp.	147,905	0.1
510		Nihon Chouzai Co., Ltd.	13,579	0.0
18,000		Nippon Beet Sugar Manufacturing Co., Ltd.	31,820	0.0
15,000		Nippon Flour Mills Co., Ltd.	73,896	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Staples: (continued)
15,000		Nippon Formula Feed Manufacturing Co., Ltd.	$17,399	0.0
19,000		Nippon Meat Packers, Inc.	326,564	0.1
30,800		Nippon Suisan Kaisha Ltd.	70,030	0.0
5,000		Nisshin Oillio Group Ltd.	16,251	0.0
25,950		Nisshin Seifun Group, Inc.	268,381	0.1
10,100		Nissin Food Products Co., Ltd.	426,233	0.1
13,000		Oenon Holdings, Inc.	30,161	0.0
1,000		OIE Sangyo Co., Ltd.	7,880	0.0
2,000		Okuwa Co., Ltd.	17,359	0.0
2,300		Olympic Group Corp.	16,499	0.0
3,900		Pigeon Corp.	189,148	0.1
2,500		Pola Orbis Holdings, Inc.	89,276	0.0
9,000		Prima Meat Packers Ltd.	16,612	0.0
1,500		Rock Field Co., Ltd.	26,834	0.0
2,500		Mitsubishi Shokuhin Co. Ltd.	60,760	0.0
3,500		S Foods, Inc.	35,577	0.0
1,800		Sakata Seed Corp.	22,826	0.0
1,400		San-A Co., Ltd.	38,278	0.0
38,000		Sapporo Holdings Ltd.	159,827	0.1
91,400		Seven & I Holdings Co., Ltd.	3,639,221	0.9
41,900		Shiseido Co., Ltd.	673,810	0.2
4,000		Showa Sangyo Co., Ltd.	12,163	0.0
1,000		Sogo Medical Co., Ltd.	38,083	0.0
2,400		ST Corp.	22,676	0.0
5,000		Starzen Co., Ltd.	12,976	0.0
3,800		Sugi Pharmacy Co., Ltd.	154,374	0.1
4,500		Sundrug Co., Ltd.	201,007	0.1
13,200		Suntory Beverage & Food Ltd.	421,108	0.1
20,000		Takara Holdings, Inc.	186,681	0.1
4,000		Tobu Store Co., Ltd.	9,888	0.0
7,000		Toho Co., Ltd./Hyogo	25,220	0.0
4,300		Torigoe Co., Ltd.	27,282	0.0
13,000		Toyo Suisan Kaisha Ltd.	390,530	0.1
2,100		Tsuruha Holdings, Inc.	192,820	0.1
13,600		Uni-Charm Corp.	775,996	0.2
3,700		Aderans Co. Ltd.	40,939	0.0
21,000		UNY Co., Ltd.	128,825	0.0
3,800		Valor Co., Ltd.	50,207	0.0
2,300		Warabeya Nichiyo Co., Ltd.	41,648	0.0
540		Welcia Holdings Co. Ltd	28,227	0.0
2,500		Yaizu Suisankagaku Industry Co., Ltd.	21,185	0.0
14,600		Yakult Honsha Co., Ltd.	737,712	0.2
11,000		Yamatane Corp.	18,948	0.0
630		Yamaya Corp.	12,428	0.0
20,000		Yamazaki Baking Co., Ltd.	205,164	0.1
900		Yamazawa Co., Ltd.	13,147	0.0
1,600		Yaoko Co., Ltd.	62,981	0.0
4,000		Yomeishu Seizo Co., Ltd.	30,956	0.0
1,000		Yonekyu Corp.	7,888	0.0
			27,270,201	6.8

		Energy: 1.1%
4,700		AOC Holdings, Inc.	15,016	0.0
61,000		Cosmo Oil Co., Ltd.	116,569	0.0
2,000		Fuji Kosan Co., Ltd.	12,927	0.0
11,600		Idemitsu Kosan Co., Ltd.	264,082	0.1
120,500		Inpex Holdings, Inc.	1,545,554	0.4
2,600		Itochu Enex Co., Ltd.	14,320	0.0
700		Japan Drilling Co. Ltd.	41,160	0.0
4,000		Japan Oil Transportation Co., Ltd.	8,892	0.0
3,800		Japan Petroleum Exploration Co.	144,121	0.1
258,510		JX Holdings, Inc.	1,331,184	0.3
4,000		Kanto Natural Gas Development Ltd	26,664	0.0
3,800		Mitsuuroko Co., Ltd.	20,476	0.0
2,300		Modec, Inc.	66,087	0.0
9,500		Nippon Coke & Engineering Co., Ltd.	12,215	0.0
3,600		Nippon Gas Co., Ltd.	38,270	0.0
3,500		Sala Corp.	16,773	0.0
4,000		San-Ai Oil Co., Ltd.	18,823	0.0
5,100		Shinko Plantech Co., Ltd.	39,629	0.0
21,700		Showa Shell Sekiyu KK	220,578	0.1
8,000		Sinanen Co., Ltd.	31,233	0.0
37,000		TonenGeneral Sekiyu KK	339,514	0.1
9,000		Toyo Kanetsu K K	25,294	0.0
			4,349,381	1.1

		Financials: 19.3%
36,000		77 Bank Ltd.	174,356	0.1
43,100		Acom Co., Ltd.	146,852	0.1
11,900		AEON Financial Service Co., Ltd.	319,103	0.1
13,470		Aeon Mall Co., Ltd.	377,340	0.1
1,000		Aichi Bank Ltd.	47,848	0.0
37,500	@	Aiful Corp.	157,091	0.1
3,700		Airport Facilities Co., Ltd.	30,592	0.0
14,000		Akita Bank Ltd.	37,973	0.0
20,000		Aomori Bank Ltd.	51,905	0.0
104,000		Aozora Bank Ltd.	294,724	0.1
20,000		Awa Bank Ltd.	100,270	0.0
1,100		Bank of Iwate Ltd.	55,259	0.0
41,000		Bank of Kyoto Ltd.	342,750	0.1
20,000		Bank of Nagoya Ltd.	67,739	0.0
1,700		Bank of Okinawa Ltd.	67,487	0.0
12,000		Bank of Saga Ltd.	25,799	0.0
2,100		Bank of the Ryukyus Ltd.	27,473	0.0
139,000		Bank of Yokohama Ltd.	775,513	0.2
5,700		Century Leasing System, Inc.	188,249	0.1
85,000		Chiba Bank Ltd.	573,636	0.2
5,100	@	Chiba Kogyo Bank Ltd.	37,700	0.0
17,000		Chugoku Bank Ltd.	216,073	0.1
15,000		Chukyo Bank Ltd.	25,966	0.0
428,440		Sumitomo Mitsui Trust Holdings, Inc.	2,266,968	0.6

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
18,100		Credit Saison Co., Ltd.	$477,152	0.1
6,800		Daibiru Corp.	83,385	0.0
109,900		Dai-ichi Life Insurance Co., Ltd.	1,838,959	0.5
2,500	L	Daiko Clearing Services Corp.	23,950	0.0
33,000		Daikyo, Inc.	89,862	0.0
23,000		Daisan Bank Ltd.	38,921	0.0
30,000		Daishi Bank Ltd.	103,591	0.0
13,000		Daito Bank Ltd.	14,211	0.0
9,600		Daito Trust Construction Co., Ltd.	897,485	0.2
67,000		Daiwa House Industry Co., Ltd.	1,298,138	0.3
217,000		Daiwa Securities Group, Inc.	2,173,374	0.6
500	L	eGuarantee, Inc.	11,814	0.0
17,000		Ehime Bank Ltd.	35,724	0.0
14,000		Eighteenth Bank Ltd.	31,839	0.0
11,800		FIDEA Holdings Co., Ltd.	22,472	0.0
900		Financial Products Group Co. Ltd.	9,044	0.0
19,000		Fukui Bank Ltd.	44,103	0.0
90,000		Fukuoka Financial Group, Inc.	395,050	0.1
10,000		Fukushima Bank Ltd.	8,280	0.0
2,200		Fuyo General Lease Co., Ltd.	86,071	0.0
900		GCA Savvian Corp.	8,691	0.0
1,720		Goldcrest Co., Ltd.	44,833	0.0
50,000		Gunma Bank Ltd.	279,368	0.1
42,000		Hachijuni Bank Ltd.	245,184	0.1
4,600		Heiwa Real Estate Co., Ltd.	80,085	0.0
12,000		Higashi-Nippon Bank Ltd.	28,067	0.0
12,000		Higo Bank Ltd.	65,921	0.0
64,000		Hiroshima Bank Ltd.	265,199	0.1
4,400		Hitachi Capital Corp.	128,344	0.0
25,000		Hokkoku Bank Ltd.	89,694	0.0
29,000		Hokuetsu Bank Ltd.	58,802	0.0
150,000		Hokugin Financial Group, Inc.	299,901	0.1
20,000		Hyakugo Bank Ltd.	80,064	0.0
26,000		Hyakujushi Bank Ltd.	90,537	0.0
3,200		IBJ Leasing Co., Ltd.	93,007	0.0
4,500		Ichiyoshi Securities Co., Ltd.	75,343	0.0
2,500		IwaiCosmo Holdings, Inc.	35,399	0.0
25,000		Iyo Bank Ltd.	245,276	0.1
12,000		Jaccs Co., Ltd.	57,507	0.0
3,100		Jafco Co., Ltd.	169,213	0.1
20,000	@	Japan Asia Investment Co., Ltd.	22,147	0.0
7,311		Japan Securities Finance Co., Ltd.	56,929	0.0
13,700		Jimoto Holdings, Inc.	27,933	0.0
800		Jowa Holdings Co. Ltd	24,946	0.0
83,000		Joyo Bank Ltd.	424,394	0.1
26,000		Juroku Bank Ltd.	95,482	0.0
10,200		kabu.com Securities Co., Ltd.	59,317	0.0
14,000		Kagoshima Bank Ltd.	89,012	0.0
27,000		Kansai Urban Banking Corp.	31,311	0.0
5,900		Keihanshin Building Co. Ltd.	31,522	0.0
14,000		Keiyo Bank Ltd.	67,408	0.0
26,100	@	Kenedix, Inc.	135,081	0.0
1,200		Kita-Nippon Bank Ltd.	30,277	0.0
9,300		Kiyo Bank Ltd./The	123,900	0.0
7,000		Kosei Securities Co., Ltd.	19,878	0.0
3,100		Kyokuto Securities Co., Ltd.	62,947	0.0
2,300		Land Business Co., Ltd.	10,315	0.0
20,900	@	Leopalace21 Corp.	110,730	0.0
6,400		Marusan Securities Co., Ltd.	59,779	0.0
11,800		Matsui Securities Co., Ltd.	151,557	0.1
17,000		Michinoku Bank Ltd.	33,294	0.0
5,000		Mie Bank Ltd.	10,791	0.0
8,000		Minato Bank Ltd.	13,305	0.0
5,000		Mito Securities Co., Ltd.	24,517	0.0
153,000		Mitsubishi Estate Co., Ltd.	4,578,685	1.2
1,651,900		Mitsubishi UFJ Financial Group, Inc.	10,967,619	2.7
57,300		Mitsubishi UFJ Lease & Finance Co., Ltd.	352,271	0.1
103,000		Mitsui Fudosan Co., Ltd.	3,715,280	0.9
65,211		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,752,805	0.5
16,000		Miyazaki Bank Ltd./The	44,753	0.0
2,826,300		Mizuho Financial Group, Inc.	6,135,986	1.5
26,000		Monex Beans Holdings, Inc.	116,736	0.0
3,600		Musashino Bank Ltd.	120,670	0.0
13,000		Nagano Bank Ltd.	22,501	0.0
22,000		Nanto Bank Ltd.	82,257	0.0
79,000		Nishi-Nippon City Bank Ltd.	212,822	0.1
5,800		Nisshin Fudosan Co.	24,113	0.0
48,750		NKSJ Holdings, Inc.	1,356,889	0.4
446,300		Nomura Holdings, Inc.	3,448,923	0.9
13,200		Nomura Real Estate Holdings, Inc.	297,434	0.1
33,000		North Pacific Bank Ltd.	134,382	0.0
13,900		NTT Urban Development Corp.	160,226	0.1
21,000		Ogaki Kyoritsu Bank Ltd.	57,739	0.0
15,000		Oita Bank Ltd.	55,634	0.0
17,000		Okasan Securities Group, Inc.	173,741	0.1
45,000	@	Orient Corp.	105,684	0.0
132,800		ORIX Corp.	2,333,544	0.6
31,400		Osaka Securities Exchange Co. Ltd.	892,510	0.2
1,800		Pocket Card Co., Ltd.	14,768	0.0
600		Relo Holdings, Inc.	30,785	0.0
209,500		Resona Holdings, Inc.	1,068,967	0.3
900		Ricoh Leasing Co., Ltd.	26,661	0.0
15,000		San-In Godo Bank Ltd.	107,622	0.0
26,360		Softbank Investment Corp.	400,260	0.1

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
19,230		Senshu Ikeda Holdings, Inc.	$89,600	0.0
74,700		Seven Bank Ltd.	292,157	0.1
22,000		Shiga Bank Ltd.	115,572	0.0
13,000		Shikoku Bank Ltd.	29,202	0.0
1,200		Shimizu Bank Ltd.	32,201	0.0
191,000		Shinsei Bank Ltd.	467,550	0.1
64,000		Shizuoka Bank Ltd.	683,607	0.2
36,100		Hulic Co. Ltd.	534,253	0.1
21,500		Sony Financial Holdings, Inc.	391,638	0.1
165,052		Sumitomo Mitsui Financial Group, Inc.	8,583,263	2.2
1,920		Sumitomo Real Estate Sales Co., Ltd.	58,751	0.0
53,000		Sumitomo Realty & Development Co., Ltd.	2,640,855	0.7
2,300		Sun Frontier Fudousan Co., Ltd.	36,707	0.0
22,000		Suruga Bank Ltd.	395,059	0.1
74,900		T&D Holdings, Inc.	1,048,345	0.3
7,000		Taiko Bank Ltd.	15,457	0.0
8,000		Takara Leben Co., Ltd.	27,287	0.0
8,000		TOC Co., Ltd.	63,892	0.0
10,000		Tochigi Bank Ltd./The	38,731	0.0
16,000		Toho Bank Ltd.	49,912	0.0
24,000		Tohoku Bank Ltd.	34,247	0.0
23,500		Tokai Tokyo Financial Holdings	227,348	0.1
84,700		Tokio Marine Holdings, Inc.	2,834,882	0.7
5,000		Tokyo Rakutenchi Co., Ltd.	23,414	0.0
44,000		Tokyo Tatemono Co., Ltd.	489,279	0.1
2,700		Tokyo Tatemono Real Estate Sales Co., Ltd.	12,033	0.0
15,000		Tokyo Theatres Co., Inc.	22,599	0.0
4,400		Tokyo Tomin Bank Ltd./The	45,703	0.0
53,296	@	Tokyu Fudosan Holdings Corp.	501,026	0.1
11,000		Tomato Bank Ltd.	18,500	0.0
15,600		TOMONY Holdings, Inc.	63,138	0.0
3,600		Tosei Corp.	29,481	0.0
17,000		Tottori Bank Ltd.	31,514	0.0
13,000		Towa Bank Ltd.	11,611	0.0
11,000		Toyo Securities Co., Ltd.	39,949	0.0
3,800		Tsukuba Bank Ltd.	13,307	0.0
1,200		Yachiyo Bank Ltd.	31,298	0.0
11,000		Yamagata Bank Ltd.	45,372	0.0
23,000		Yamaguchi Financial Group, Inc.	213,283	0.1
9,000		Yamanashi Chuo Bank Ltd.	39,199	0.0
2,500		Zenkoku Hosho Co. Ltd.	109,739	0.0
			77,472,526	19.3

		Health Care: 5.4%
6,000		Alfresa Holdings Corp.	297,808	0.1
700		As One Corp.	16,476	0.0
5,000		ASKA Pharmaceutical Co., Ltd.	36,784	0.0
52,200		Astellas Pharma, Inc.	3,094,773	0.8
1,800		BML, Inc.	60,943	0.0
23,600		Chugai Pharmaceutical Co., Ltd.	522,388	0.1
1,400	L	CMIC Co., Ltd.	18,110	0.0
900		Create Medic Co., Ltd.	8,292	0.0
73,600		Daiichi Sankyo Co., Ltd.	1,345,773	0.3
500		Daiken Medical Co. Ltd	8,343	0.0
17,200		Dainippon Sumitomo Pharma Co., Ltd.	269,403	0.1
600		Daito Pharmaceutical Co. Ltd.	8,379	0.0
2,200		Eiken Chemical Co., Ltd.	41,541	0.0
29,000		Eisai Co., Ltd.	1,123,955	0.3
34	L	EPS Co., Ltd.	44,599	0.0
1,700		Falco Biosystems Ltd.	20,006	0.0
7,600		Hisamitsu Pharmaceutical Co., Inc.	382,982	0.1
1,300		Hogy Medical Co., Ltd.	68,457	0.0
800	@	I’rom Holdings Co., Ltd.	7,741	0.0
9,000		Jeol Ltd.	42,664	0.0
8,000		Kaken Pharmaceutical Co., Ltd.	120,089	0.0
3,500		Kissei Pharmaceutical Co., Ltd.	86,203	0.0
6,900		Kyorin Co., Ltd.	147,839	0.1
30,000		Kyowa Hakko Kogyo Co., Ltd.	331,051	0.1
71		M3, Inc.	177,810	0.1
22,700		Medipal Holdings Corp.	299,673	0.1
6,100		Miraca Holdings, Inc.	287,775	0.1
19,900		Mitsubishi Tanabe Pharma Corp.	277,545	0.1
1,600		Mochida Pharmaceutical Co., Ltd.	95,116	0.0
3,600		Nagaileben Co., Ltd.	54,268	0.0
3,900		Nichii Gakkan Co.	31,277	0.0
3,700	L	Nichi-iko Pharmaceutical Co., Ltd.	57,156	0.0
4,800		Nihon Kohden Corp.	167,523	0.1
8,000		Nikkiso Co., Ltd.	100,871	0.0
5,000		Nippon Chemiphar Co., Ltd.	22,302	0.0
4,000		Nippon Shinyaku Co., Ltd.	77,845	0.0
11,900		Nipro Corp.	107,727	0.0
2,300		Nissui Pharmaceutical Co., Ltd.	23,971	0.0
32,400		Olympus Corp.	1,027,623	0.3
10,700		Ono Pharmaceutical Co., Ltd.	937,914	0.2
46,500		Otsuka Holdings Co. Ltd.	1,342,638	0.3
1,900		Paramount Bed Holdings Co. Ltd.	63,647	0.0
10,000		Rohto Pharmaceutical Co., Ltd.	152,590	0.1
8,200		Santen Pharmaceutical Co., Ltd.	382,056	0.1
3,200		Sawai Pharmaceutical Co., Ltd.	206,624	0.1
3,400		Seikagaku Corp.	41,581	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
1,400		Shin Nippon Biomedical Laboratories Ltd.	$17,785	0.0
35,000		Shionogi & Co., Ltd.	759,839	0.2
3,100		Ship Healthcare Holdings, Inc.	120,377	0.0
8,900		Suzuken Co., Ltd.	288,297	0.1
8,800		Sysmex Corp.	519,774	0.1
1,500		Taiko Pharmaceutical Co. Ltd.	34,111	0.0
5,800		Taisho Pharmaceutical Holdings Co. Ltd.	398,685	0.1
87,000		Takeda Pharmaceutical Co., Ltd.	3,990,259	1.0
17,200		Terumo Corp.	830,410	0.2
7,000		Toho Holdings Co., Ltd.	112,366	0.0
1,600		Tokai Corp./Gifu	46,678	0.0
2,100		Torii Pharmaceutical Co., Ltd.	61,654	0.0
1,400		Towa Pharmaceutical Co., Ltd.	58,711	0.0
2,000		Tsukui Corp.	19,020	0.0
6,800		Tsumura & Co.	180,199	0.1
5,300		Vital KSK Holdings, Inc.	36,756	0.0
5,000		Wakamoto Pharmaceutical Co., Ltd.	12,870	0.0
3,400		ZERIA Pharmaceutical Co., Ltd.	82,813	0.0
			21,610,735	5.4

		Industrials: 20.3%
1,800		Advan Co., Ltd.	20,772	0.0
1,800		Aeon Delight Co., Ltd.	34,512	0.0
6,200		Aica Kogyo Co., Ltd.	122,619	0.0
4,800		Aichi Corp.	21,927	0.0
3,600		Aida Engineering Ltd.	39,018	0.0
1,500		Airtech Japan Ltd.	7,336	0.0
441,000	L	All Nippon Airways Co., Ltd.	881,060	0.2
36,000		Amada Co., Ltd.	317,928	0.1
3,000		Anest Iwata Corp.	18,649	0.0
6,000	@	Arrk Corp.	17,629	0.0
4,300		Asahi Diamond Industrial Co., Ltd.	44,228	0.0
117,000		Asahi Glass Co., Ltd.	728,534	0.2
3,600		Asahi Kogyosha Co., Ltd.	13,099	0.0
6,000		Asanuma Corp.	9,992	0.0
1,500		Asunaro Aoki Construction Co., Ltd.	8,519	0.0
3,000		Azuma Shipping Co. Ltd	8,097	0.0
3,000		Bando Chemical Industries Ltd.	11,813	0.0
4,000		Bunka Shutter Co., Ltd.	24,340	0.0
23,000		Central Glass Co., Ltd.	76,581	0.0
19,300		Central Japan Railway Co.	2,274,546	0.6
1,900		Central Security Patrols Co., Ltd.	17,315	0.0
20,000		Chiyoda Corp.	290,330	0.1
1,300		Chiyoda Integre Co., Ltd.	21,550	0.0
4,000		Chudenko Corp.	72,678	0.0
5,000		Chugai Ro Co., Ltd.	12,360	0.0
5,900		CKD Corp.	64,102	0.0
12,800		COMSYS Holdings Corp.	201,250	0.1
4,000		Cosel Co., Ltd.	46,430	0.0
2,700		CTI Engineering Co., Ltd.	27,100	0.0
69,000		Dai Nippon Printing Co., Ltd.	732,929	0.2
7,000		Dai-Dan Co., Ltd.	38,773	0.0
9,500		Daifuku Co., Ltd.	121,603	0.0
10,000		Daihen Corp.	46,428	0.0
7,000		Daiho Corp.	31,088	0.0
21,000	@	Daiichi Chuo KK	24,819	0.0
9,000		Daiichi Jitsugyo Co., Ltd.	40,318	0.0
30,300		Daikin Industries Ltd.	1,890,803	0.5
3,500		Daiseki Co., Ltd.	68,535	0.0
7,000	@	Daisue Construction Co., Ltd.	8,997	0.0
7,000	@	Danto Holdings Corp.	8,854	0.0
1,200		Denyo Co., Ltd.	17,042	0.0
6		Dream Incubator, Inc.	9,751	0.0
7,000		Duskin Co., Ltd.	132,618	0.1
41,000		East Japan Railway Co.	3,265,970	0.8
49,000		Ebara Corp.	315,434	0.1
700		Ebara Jitsugyo Co. Ltd.	9,074	0.0
700		Endo Lighting Corp.	13,948	0.0
10,000	@	Enshu Ltd.	14,685	0.0
24,300		Fanuc Ltd.	4,452,748	1.1
13,800		Fudo Tetra Corp.	24,031	0.0
65,000		Fuji Electric Holdings Co., Ltd.	304,553	0.1
6,300		Fuji Machine Manufacturing Co., Ltd.	52,262	0.0
37,000		Fujikura Ltd.	173,682	0.1
7,000		Fujitec Co., Ltd.	90,990	0.0
6,000		Fukuda Corp.	28,125	0.0
2,100		Fukushima Industries Corp.	31,730	0.0
11,000		Fukuyama Transporting Co., Ltd.	60,426	0.0
4,000	@	FULLCAST Holdings Co., Ltd.	10,153	0.0
5,000		Funai Consulting Co., Ltd.	39,945	0.0
35,000		Furukawa Co., Ltd.	69,333	0.0
74,000		Furukawa Electric Co., Ltd.	186,030	0.1
4,500		Futaba Corp.	58,778	0.0
1,700		Gakujo Co., Ltd.	16,340	0.0
7,000		Glory Ltd.	181,664	0.1
44,000		GS Yuasa Corp.	253,166	0.1
600		Hamakyorex Co., Ltd.	16,536	0.0
146,000		Hankyu Hanshin Holdings, Inc.	788,906	0.2
23,000		Hanwa Co., Ltd.	123,232	0.0
14,600		Hazama Corp.	52,184	0.0
2,200		Hibiya Engineering Ltd.	27,008	0.0
28,000		Hino Motors Ltd.	441,077	0.1
5,000		Hisaka Works Ltd.	47,122	0.0
11,900		Hitachi Construction Machinery Co., Ltd.	254,640	0.1
3,400		Hitachi Transport System Ltd.	50,826	0.0
17,300		Hitachi Zosen Corp.	132,573	0.0
5,200		Hoshizaki Electric Co., Ltd.	184,916	0.1

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
5,000		Hosokawa Micron Corp.	$32,967	0.0
2,000		Howa Machinery Ltd.	16,960	0.0
5,300		Ichinen Holdings Co., Ltd.	40,703	0.0
1,000		Idec Corp.	8,816	0.0
154,000		IHI Corp.	665,995	0.2
8,200		Iino Kaiun Kaisha Ltd.	50,731	0.0
2,500		Inaba Denki Sangyo Co., Ltd.	77,969	0.0
1,900		Inaba Seisakusho Co., Ltd.	23,357	0.0
7,200		Inabata & Co., Ltd.	78,911	0.0
3,800	L	Inui Steamship Co., Ltd.	14,461	0.0
22,000		Iseki & Co., Ltd.	65,824	0.0
7,000	L	Ishii Iron Works Co., Ltd.	20,714	0.0
175,100		Itochu Corp.	2,164,698	0.6
2,600		Itoki Corp.	14,806	0.0
6,000	@, L	Iwasaki Electric Co., Ltd.	12,280	0.0
22,000		Iwatani International Corp.	111,717	0.0
18,900		Japan Airlines Co. Ltd.	932,361	0.2
7,100		Japan Airport Terminal Co., Ltd.	160,685	0.1
5,100	@	Japan Bridge Corp.	9,715	0.0
16,000		Japan Pulp & Paper Co., Ltd.	50,165	0.0
34,000		Japan Steel Works Ltd.	190,520	0.1
10,000		Japan Transcity Corp.	32,241	0.0
26,000		JGC Corp.	1,020,340	0.3
2,600		JK Holdings Co., Ltd.	14,551	0.0
32,470		LIXIL Group Corp.	891,378	0.2
24,100		JTEKT Corp.	411,216	0.1
20,000		Juki Corp.	43,588	0.0
111,000		Kajima Corp.	417,472	0.1
1,000		Kamei Corp.	7,866	0.0
26,000		Kamigumi Co., Ltd.	238,562	0.1
2,000		Kanaden Corp.	13,569	0.0
3,000		Kanagawa Chuo Kotsu Co., Ltd.	14,696	0.0
2,000		Kanamoto Co., Ltd.	50,914	0.0
9,000		Kandenko Co., Ltd.	50,749	0.0
51,000		Kanematsu Corp.	84,012	0.0
3,400		Katakura Industries Co., Ltd.	38,707	0.0
6,000		Kato Works Co., Ltd.	38,586	0.0
700		Kawada Technologies, Inc.	18,322	0.0
174,000		Kawasaki Heavy Industries Ltd.	730,761	0.2
100,000		Kawasaki Kisen Kaisha Ltd.	253,281	0.1
51,000		Keihan Electric Railway Co., Ltd.	193,945	0.1
58,000		Keihin Electric Express Railway Co., Ltd.	478,216	0.1
64,000		Keio Corp.	426,494	0.1
35,000		Keisei Electric Railway Co., Ltd.	322,048	0.1
3,300		Kimura Chemical Plants Co., Ltd.	15,383	0.0
900		Kimura Unity Co., Ltd.	8,276	0.0
16,000		Kinden Corp.	167,514	0.1
2,000		King Jim Co., Ltd.	12,895	0.0
3,000		Kinki Sharyo Co., Ltd.	9,360	0.0
209,000		Kintetsu Corp.	733,352	0.2
2,500		Kintetsu World Express, Inc.	100,595	0.0
14,000		Kitagawa Iron Works Co., Ltd.	26,916	0.0
11,000		Kitano Construction Corp.	25,533	0.0
4,000		Kitazawa Sangyo Co., Ltd.	7,340	0.0
700		Kito Corp.	13,931	0.0
10,800		Kitz Corp.	54,258	0.0
4,000	@	Kobe Electric Railway Co. Ltd	12,896	0.0
8,900		Kokuyo Co., Ltd.	65,228	0.0
3,950		Komai Tekko, Inc.	12,512	0.0
108,100		Komatsu Ltd.	2,219,432	0.6
1,300		Komatsu Wall Industry Co., Ltd.	25,560	0.0
5,300		Komori Corp.	90,373	0.0
900		Konoike Transport Co. Ltd	13,250	0.0
4,200		Kosaido Co., Ltd.	23,193	0.0
800		KRS Corp.	7,916	0.0
121,000		Kubota Corp.	2,007,055	0.5
18,000	@	Kumagai Gumi Co., Ltd.	52,582	0.0
13,200		Kurita Water Industries Ltd.	273,836	0.1
1,700		Kuroda Electric Co., Ltd.	25,511	0.0
3,000		Kyodo Printing Co., Ltd.	8,277	0.0
2,400		Kyokuto Kaihatsu Kogyo Co. Ltd.	30,969	0.0
8,600		Kyowa Exeo Corp.	113,729	0.0
7,000		Kyudenko Corp.	47,496	0.0
3,700		Mabuchi Motor Co., Ltd.	220,175	0.1
15,000		Maeda Corp.	99,369	0.0
1,200		Maeda Kosen Co. Ltd	14,159	0.0
7,000		Maeda Road Construction Co., Ltd.	115,033	0.0
2,800		Maezawa Industries, Inc.	9,349	0.0
2,900		Maezawa Kasei Industries Co., Ltd.	29,600	0.0
1,500		Maezawa Kyuso Industries Co., Ltd.	18,685	0.0
9,000		Makino Milling Machine Co., Ltd.	77,663	0.0
14,000		Makita Corp.	736,297	0.2
185,000		Marubeni Corp.	1,331,829	0.3
700		Maruka Machinery Co. Ltd.	9,087	0.0
3,000		Maruyama Manufacturing Co., Inc.	7,767	0.0
12,000		Maruzen Showa Unyu Co., Ltd.	41,520	0.0
1,500		Matsuda Sangyo Co., Ltd.	20,102	0.0
4,000		Matsui Construction Co., Ltd.	16,077	0.0
2,000		Max Co., Ltd.	21,964	0.0
23,000		Meidensha Corp.	85,875	0.0
2,800		Meitec Corp.	75,908	0.0
2,400		Meiwa Corp.	8,769	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
33,000		Minebea Co., Ltd.	$241,771	0.1
8,910		Mirait Holdings Corp.	79,316	0.0
8,000		MISUMI Group, Inc.	251,524	0.1
171,300		Mitsubishi Corp.	3,288,604	0.8
222,000		Mitsubishi Electric Corp.	2,791,530	0.7
388,000		Mitsubishi Heavy Industries Ltd.	2,403,106	0.6
9,000		Mitsubishi Kakoki Kaisha Ltd.	15,162	0.0
15,000		Mitsubishi Logistics Corp.	237,456	0.1
2,400		Mitsubishi Pencil Co., Ltd.	53,368	0.0
3,000		Mitsuboshi Belting Co., Ltd.	17,185	0.0
196,200		Mitsui & Co., Ltd.	2,735,252	0.7
88,000		Mitsui Engineering & Shipbuilding Co., Ltd.	181,758	0.1
17,000		Mitsui Matsushima Co., Ltd.	26,485	0.0
119,000		Mitsui OSK Lines Ltd.	537,070	0.2
8,000		Mitsui-Soko Co., Ltd.	37,217	0.0
4,000		Mitsumura Printing Co., Ltd.	10,490	0.0
3,800		Miura Co., Ltd.	94,889	0.0
11,000		Miyaji Engineering Group, Inc.	30,003	0.0
2,900		MonotaRO Co. Ltd.	59,042	0.0
12,800		DMG Mori Seiki Co., Ltd	230,671	0.1
4,000		Morita Holdings Corp.	33,592	0.0
4,700		Moshi Moshi Hotline, Inc.	50,423	0.0
11,100		Nabtesco Corp.	256,174	0.1
1,900		NAC Co., Ltd.	30,035	0.0
22,000		Nachi-Fujikoshi Corp.	124,273	0.0
13,600		Nagase & Co., Ltd.	164,910	0.1
85,000		Nagoya Railroad Co., Ltd.	244,860	0.1
2,900		Namura Shipbuilding Co., Ltd.	39,213	0.0
45,000		Nankai Electric Railway Co., Ltd.	158,696	0.1
800		NEC Capital Solutions Ltd.	22,004	0.0
30,000		NGK Insulators Ltd.	570,926	0.2
10,000		Nichias Corp.	68,472	0.0
2,000		Nichiban Co. Ltd	6,978	0.0
1,100		Nichiden Corp.	23,244	0.0
3,300		Nichiha Corp.	45,313	0.0
4,000		Nichireki Co., Ltd.	39,860	0.0
12,088		Nidec Corp.	1,190,845	0.3
1,300		Nihon M&A Center, Inc.	87,852	0.0
600		Nihon Trim Co., Ltd.	46,388	0.0
4,000		Nikko Co. Ltd./Hyogo	27,825	0.0
7,000		Nippo Corp.	116,371	0.0
16,000		Nippon Carbon Co., Ltd.	30,165	0.0
12,300	L	Nippon Conveyor Co., Ltd.	16,612	0.0
3,000		Nippon Densetsu Kogyo Co., Ltd.	40,862	0.0
91,000		Nippon Express Co., Ltd.	440,496	0.1
1,700		Nippon Kanzai Co., Ltd.	31,784	0.0
12,000		Nippon Koei Co. Ltd.	50,500	0.0
7,400		Nippon Konpo Unyu Soko Co., Ltd.	133,177	0.1
8,000		Nippon Road Co., Ltd.	45,143	0.0
2,000		Nippon Seisen Co., Ltd.	8,799	0.0
8,000		Nippon Sharyo Ltd.	39,800	0.0
112,000		Nippon Sheet Glass Co., Ltd.	146,032	0.1
5,700		Nippon Signal Co., Ltd.	48,216	0.0
19,280		Nippon Steel & Sumikin Bussan Corp.	72,177	0.0
6,000		Nippon Thompson Co., Ltd.	33,306	0.0
181,880		Nippon Yusen KK	581,548	0.2
4,000		Nippon Yusoki Co., Ltd.	28,899	0.0
34,000		Nishimatsu Construction Co., Ltd.	108,165	0.0
26,000		Nishi-Nippon Railroad Co., Ltd.	96,160	0.0
700		Nishio Rent All Co., Ltd.	17,729	0.0
3,300		Nissei Plastic Industrial Co., Ltd.	19,623	0.0
3,800		Nissha Printing Co., Ltd.	60,494	0.0
12,000		Nissin Corp.	33,772	0.0
5,000		Nissin Electric Co., Ltd.	30,585	0.0
2,400		Nitta Corp.	52,827	0.0
14,000		Nitto Boseki Co., Ltd.	74,007	0.0
2,800		Nitto Kogyo Corp.	47,462	0.0
500		Nitto Kohki Co., Ltd.	8,973	0.0
5,000		Nomura Co., Ltd.	41,688	0.0
3,000		Noritake Co., Ltd.	7,359	0.0
5,100		Noritz Corp.	109,178	0.0
12,000		NS United Kaiun Kaisha Ltd.	35,340	0.0
50,000		NSK Ltd.	623,117	0.2
48,000		NTN Corp.	218,312	0.1
1,900		Obara Corp.	59,511	0.0
76,000		Obayashi Corp.	433,487	0.1
5,000		Obayashi Road Corp.	27,646	0.0
72,000		Odakyu Electric Railway Co., Ltd.	651,156	0.2
1,900		Oiles Corp.	38,413	0.0
10,000		Okamura Corp.	85,039	0.0
7,000		OKK Corp.	9,468	0.0
14,000		Okuma Corp.	154,613	0.1
23,000		Okumura Corp.	106,386	0.0
1,900		Onoken Co., Ltd.	23,960	0.0
4,000		Organo Corp.	17,950	0.0
9,200		OSG Corp.	156,227	0.1
2,600		Oyo Corp.	39,723	0.0
11,500		Park24 Co., Ltd.	216,877	0.1
2,000		Pasco Corp.	9,299	0.0
3,600		Pasona Group, Inc.	25,329	0.0
2,800		Pegasus Sewing Machine Manufacturing Co., Ltd.	12,182	0.0
31,000		Penta-Ocean Construction Co., Ltd.	108,853	0.0
2,000		Pilot Corp.	68,801	0.0
4,500		Pronexus, Inc.	28,876	0.0
3,400		PS Mitsubishi Construction Co., Ltd.	16,039	0.0
4,700		Raito Kogyo Co., Ltd.	34,568	0.0
10,000	@	Rasa Industries Ltd.	17,883	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
4,200		Rheon Automatic Machinery Co., Ltd.	$24,511	0.0
13,000		Ryobi Ltd.	52,349	0.0
7,000		Sakai Heavy Industries Ltd.	27,068	0.0
800		Sakai Moving Service Co., Ltd.	25,660	0.0
3,800	@, L	Sanix, Inc.	31,034	0.0
3,000		Sanki Engineering Co., Ltd.	18,854	0.0
6,000		Sanko Metal Industrial Co. Ltd.	14,899	0.0
3,300		Sankyo Tateyama, Inc.	65,590	0.0
26,000		Sankyu, Inc.	101,460	0.0
22,000		Sanwa Holdings Corp.	149,251	0.1
3,000		Sanyo Denki Co. Ltd.	18,688	0.0
23,000		Sasebo Heavy Industries Co., Ltd.	25,816	0.0
9,000		Sata Construction Co., Ltd.	12,254	0.0
1,500		Sato Holding Corp.	34,042	0.0
2,300		Sato Shoji Corp.	14,778	0.0
24,400		Secom Co., Ltd.	1,472,173	0.4
2,000		Seibu Electric Industry Co., Ltd.	8,689	0.0
13,000	@	Seikitokyu Kogyo Co., Ltd.	17,714	0.0
15,000		Seino Holdings Co., Ltd.	157,855	0.1
2,000		Sekisui Jushi Corp.	28,420	0.0
10,000		Senko Co., Ltd.	51,825	0.0
6,000		Shibusawa Warehouse Co., Ltd.	23,755	0.0
1,800		Shibuya Kogyo Co., Ltd.	30,493	0.0
2,600		Shima Seiki Manufacturing Ltd.	48,907	0.0
79,000		Shimizu Corp.	399,192	0.1
1,900		Shin Nippon Air Technologies Co. Ltd.	11,441	0.0
5,000		Shin-Keisei Electric Railway Co., Ltd.	17,675	0.0
10,000		Shinmaywa Industries Ltd.	86,824	0.0
5,100		Shinnihon Corp.	16,121	0.0
13,000		Shinsho Corp.	29,467	0.0
900		Shinwa Co., Ltd./Nagoya	10,101	0.0
2,000		SHO-BOND Holdings Co., Ltd.	91,880	0.0
6,000		Sinfonia Technology Co. Ltd.	9,647	0.0
4,900		Sintokogio Ltd.	36,800	0.0
6,700		SMC Corp.	1,691,003	0.4
2,000		Soda Nikka Co., Ltd.	8,396	0.0
9,100		Sohgo Security Services Co., Ltd.	181,278	0.1
146,700		Sojitz Corp.	261,187	0.1
39,000		Sotetsu Holdings, Inc.	133,597	0.1
2,600		Star Micronics Co., Ltd.	30,338	0.0
3,000		Subaru Enterprise Co., Ltd.	11,263	0.0
2,200		Sugimoto & Co., Ltd.	20,596	0.0
8,600	@	Sumiseki Holdings, Inc.	11,611	0.0
130,300		Sumitomo Corp.	1,637,628	0.4
1,200		Sumitomo Densetsu Co., Ltd.	17,319	0.0
84,500		Sumitomo Electric Industries Ltd.	1,412,506	0.4
65,700		Sumitomo Heavy Industries	302,736	0.1
63,100	@, L	Sumitomo Mitsui Construction Co., Ltd.	76,980	0.0
6,000		Sumitomo Precision Products	25,845	0.0
12,000		Sumitomo Warehouse Co., Ltd.	69,336	0.0
20,000		SWCC Showa Holdings Co., Ltd.	20,349	0.0
11,000		Tadano Ltd.	147,778	0.1
3,000		Nippon Steel & Sumikin Texeng Co., Ltd.	12,475	0.0
14,000		Taiheiyo Kouhatsu, Inc.	14,790	0.0
3,300		Taikisha Ltd.	73,302	0.0
127,500		Taisei Corp.	580,241	0.2
1,800	L	Takaoka Toko Holdings Co. Ltd.	33,574	0.0
2,300		Takara Printing Co., Ltd.	15,566	0.0
9,000		Takara Standard Co., Ltd.	67,859	0.0
5,000		Takasago Thermal Engineering Co., Ltd.	42,272	0.0
8,000		Takashima & Co., Ltd.	19,649	0.0
1,800		Takeei Corp.	21,956	0.0
9,000		Takuma Co., Ltd.	78,927	0.0
1,700		Tanaka Co., Ltd./Tokyo	9,793	0.0
4,000		Tanseisha Co., Ltd.	27,325	0.0
4,100		Tatsuta Electric Wire and Cable Co., Ltd.	24,782	0.0
800		Teikoku Electric Manufacturing Co., Ltd.	20,158	0.0
5,000		Teikoku Sen-I Co., Ltd.	57,807	0.0
14,000		Tekken Corp.	43,149	0.0
4,500		Temp Holdings Co., Ltd.	119,821	0.0
14,100		THK Co., Ltd.	352,155	0.1
24,000		Toa Corp.	57,358	0.0
4,000		TOA Road Corp.	20,095	0.0
20,600	@	Tobishima Corp.	35,888	0.0
131,000		Tobu Railway Co., Ltd.	635,210	0.2
2,400		Tocalo Co., Ltd.	37,359	0.0
29,000		Toda Corp.	100,702	0.0
5,000		Toenec Corp.	29,939	0.0
11,600		TOKAI Holdings Corp.	39,035	0.0
2,000		Tokyo Energy & Systems, Inc.	10,360	0.0
8,000		TOKYO KEIKI INC.	23,804	0.0
7,000	@	Tokyo Kikai Seisakusho Ltd.	7,727	0.0
2,500		Tokyo Sangyo Co. Ltd	9,059	0.0
8,190		Tokyu Construction Co., Ltd.	41,528	0.0
132,000		Tokyu Corp.	855,242	0.2
9,000		Toli Corp.	18,656	0.0
1,900		Tomoe Corp.	9,130	0.0
9,000		Tonami Holdings Co., Ltd.	18,467	0.0
5,400		Toppan Forms Co., Ltd.	49,541	0.0
65,000		Toppan Printing Co., Ltd.	520,299	0.1
3,900		Torishima Pump Manufacturing Co., Ltd.	39,022	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
440,000		Toshiba Corp.	$1,852,318	0.5
12,000		Toshiba Machine Co., Ltd.	69,437	0.0
3,000		Toshiba Plant Systems & Services Corp.	44,775	0.0
5,000		Tosho Printing Co., Ltd.	16,829	0.0
2,800		Totetsu Kogyo Co., Ltd.	52,655	0.0
35,000		Toto Ltd.	555,140	0.2
500	@	Totoku Electric Co., Ltd.	666	0.0
9,600		Toyo Construction Co., Ltd.	33,982	0.0
16,000		Toyo Engineering Corp.	65,138	0.0
8,000		Toyo Logistics Co., Ltd.	19,902	0.0
1,200		Toyo Tanso Co., Ltd.	22,846	0.0
5,000		Toyo Wharf & Warehouse Co., Ltd.	12,998	0.0
24,600		Toyota Tsusho Corp.	610,053	0.2
2,700		Trusco Nakayama Corp.	63,577	0.0
10,000		Tsubakimoto Chain Co.	76,312	0.0
3,000		Tsubakimoto Kogyo Co., Ltd.	8,492	0.0
11,000	@	Tsudakoma Corp.	17,817	0.0
5,000		Tsugami Corp.	29,983	0.0
3,000		Tsukishima Kikai Co., Ltd.	30,937	0.0
3,000		Tsurumi Manufacturing Co., Ltd.	29,397	0.0
4,000		Uchida Yoko Co., Ltd.	10,828	0.0
4,100		Ueki Corp.	8,466	0.0
1,000		Union Tool Co.	22,960	0.0
13,800		Ushio, Inc.	183,428	0.1
12,000	@, L	Wakachiku Construction Co., Ltd.	15,528	0.0
2,000		Wakita & Co. Ltd.	23,553	0.0
600	L	Weathernews, Inc.	13,690	0.0
19,800		West Japan Railway Co.	857,904	0.2
2,000		Yahagi Construction Co., Ltd.	17,370	0.0
1,300		YAMABIKO Corp.	39,749	0.0
42,100		Yamato Holdings Co., Ltd.	851,401	0.2
6,900		Yamazen Corp.	42,334	0.0
2,100		Yasuda Warehouse Co., Ltd.	23,185	0.0
3,000		Yokogawa Bridge Corp.	44,026	0.0
4,000		Yondenko Corp.	13,754	0.0
13,000		Yuasa Trading Co., Ltd.	26,610	0.0
4,000		Yuken Kogyo Co., Ltd.	8,987	0.0
1,500		Yusen Logistics Co. Ltd.	18,966	0.0
2,000		Yushin Precision Equipment Co., Ltd.	43,518	0.0
			81,682,482	20.3

		Information Technology: 9.8%
2,300		A&D Co., Ltd.	13,831	0.0
15,300		Advantest Corp.	190,645	0.1
5,200		Ai Holdings Corp.	64,814	0.0
4,000		Aichi Tokei Denki Co., Ltd.	11,370	0.0
2,100		Aiphone Co., Ltd.	35,614	0.0
1,280		Alpha Systems, Inc.	18,204	0.0
16,600		Alps Electric Co., Ltd.	188,990	0.1
7,200		Amano Corp.	66,130	0.0
12,000		Anritsu Corp.	132,237	0.0
500		Argo Graphics, Inc.	8,438	0.0
3,100		Arisawa Manufacturing Co., Ltd.	17,714	0.0
3,000		Asahi Net, Inc.	15,289	0.0
1,925		Axell Corp.	32,667	0.0
1,800		Broadleaf Co. Ltd.	33,203	0.0
29,700		Brother Industries Ltd.	406,251	0.1
2,500		CAC Corp.	21,867	0.0
1,600		Canon Electronics, Inc.	29,469	0.0
128,566		Canon, Inc.	4,102,335	1.0
4,700		Capcom Co., Ltd.	84,287	0.0
3,000		Computer Institute of Japan Ltd.	11,843	0.0
26,800		Citizen Holdings Co., Ltd.	226,113	0.1
6,200		CMK Corp.	17,583	0.0
1,200		Cresco Ltd.	11,387	0.0
2,700		Cybernet Systems Co., Ltd.	9,200	0.0
3,600		Cybozu, Inc.	14,393	0.0
1,200		Dai-ichi Seiko Co. Ltd	14,489	0.0
23,000		Dainippon Screen Manufacturing Co., Ltd.	130,335	0.0
21,000		Daiwabo Holdings Co., Ltd.	41,127	0.0
5,000		Denki Kogyo Co., Ltd.	34,616	0.0
2,600		Disco Corp.	172,570	0.1
900		DTS Corp.	15,809	0.0
2,400		Dwango Co., Ltd.	62,272	0.0
2,600		Eizo Nanao Corp.	66,532	0.0
900		Enplas Corp.	61,853	0.0
1,000		ESPEC Corp.	7,798	0.0
1,000		Excel Co., Ltd.	11,473	0.0
870		Faith, Inc.	9,402	0.0
2,300		Fuji Soft, Inc.	52,952	0.0
50,900		Fuji Photo Film Co., Ltd.	1,444,798	0.4
215,000		Fujitsu Ltd.	1,114,276	0.3
1,400		Furuno Electric Co., Ltd.	9,813	0.0
5,000		Future Architect, Inc.	26,449	0.0
8,200		GMO internet, Inc.	107,980	0.0
1,200		GMO Payment Gateway, Inc.	47,739	0.0
2,200		Gurunavi, Inc.	65,421	0.0
11,900	L	Gree, Inc.	117,407	0.0
8,800		Hamamatsu Photonics KK	352,134	0.1
1,200		Hioki EE Corp.	15,844	0.0
4,000		Hirose Electric Co., Ltd.	570,205	0.2
6,500		Hitachi High-Technologies Corp.	163,650	0.1
5,000		Hitachi Kokusai Electric, Inc.	70,467	0.0
533,146		Hitachi Ltd.	4,042,394	1.0
3,000		Hochiki Corp.	16,285	0.0
8,000		Hokuriku Electric Industry Co., Ltd.	12,794	0.0
4,200		Horiba Ltd.	143,515	0.1
6,400		Hosiden Corp.	34,610	0.0
54,900		Hoya Corp.	1,526,873	0.4
13,900		Ibiden Co., Ltd.	260,275	0.1
1,800		Icom, Inc.	43,434	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
15,000	@	Ikegami Tsushinki Co., Ltd.	$15,575	0.0
2,600		Ines Corp.	17,128	0.0
1,300		I-Net Corp.	10,413	0.0
4,800		Innotech Corp.	22,280	0.0
2,800		Internet Initiative Japan, Inc.	75,228	0.0
2,800		Information Services International-Dentsu Ltd.	30,449	0.0
6,900		IT Holdings Corp.	108,973	0.0
3,900		Itfor, Inc.	17,344	0.0
2,800		Itochu Techno-Solutions Corp.	113,493	0.0
9,000		Iwatsu Electric Co., Ltd.	8,666	0.0
5,000		Japan Aviation Electronics Industry Ltd.	64,303	0.0
2,300		Japan Cash Machine Co., Ltd.	45,437	0.0
2,200		Japan Digital Laboratory Co.	30,907	0.0
5,000		Japan Radio Co., Ltd.	17,778	0.0
3,000		Jastec Co., Ltd.	21,732	0.0
1,600		JBCC Holdings, Inc.	12,229	0.0
2,900		Kaga Electronics Co., Ltd.	32,739	0.0
13,200		Kakaku.com, Inc.	231,877	0.1
2,400		Kanematsu Electronics Ltd.	30,299	0.0
5,100		Keyence Corp.	2,183,745	0.6
1,800	@	KLab, Inc.	13,693	0.0
1,500		Koa Corp.	15,398	0.0
9,923		Konami Corp.	229,457	0.1
60,000		Konica Minolta Holdings, Inc.	599,598	0.2
38,400		Kyocera Corp.	1,919,676	0.5
1,200		Lasertec Corp.	11,608	0.0
1,000	@	Livesense, Inc.	24,522	0.0
800		Macnica, Inc.	21,379	0.0
6,700	L	Macromill, Inc.	49,650	0.0
2,000		Marubun Corp.	10,826	0.0
800		Maruwa Co., Ltd./Aichi	26,970	0.0
2,300		Marvelous AQL, Inc.	17,037	0.0
300		Panasonic Information Systems	8,641	0.0
2,300		Megachips Corp.	35,200	0.0
1,300		Melco Holdings, Inc.	16,790	0.0
3,200		Mimasu Semiconductor Industry Co., Ltd.	27,311	0.0
1,100		Mitsui High-Tec, Inc.	8,141	0.0
7,900		Mitsumi Electric Co., Ltd.	66,003	0.0
23,420		Murata Manufacturing Co., Ltd.	2,082,819	0.5
3,200		Mutoh Holdings Co., Ltd.	16,073	0.0
1,600		Nagano Keiki Co., Ltd.	10,603	0.0
296,000		NEC Corp.	668,132	0.2
3,000		NEC Fielding Ltd.	33,431	0.0
3,000		NEC Networks & System Integration Corp.	72,480	0.0
500		Neos Corp.	7,093	0.0
9,200	L	Net One systems Co., Ltd.	60,455	0.0
3,000	@	New Japan Radio Co., Ltd.	11,788	0.0
18,900		Nexon Co. Ltd.	174,636	0.1
7,500		Nichicon Corp.	72,721	0.0
3,900		Nidec Copal Electronics Corp.	22,872	0.0
2,000		Nihon Dempa Kogyo Co., Ltd.	17,137	0.0
6,500		Nihon Unisys Ltd.	57,131	0.0
13,400		Nintendo Co., Ltd.	1,793,639	0.5
1,900		Nippon Ceramic Co., Ltd.	29,717	0.0
15,000		Nippon Chemi-Con Corp.	57,791	0.0
43,000		Nippon Electric Glass Co., Ltd.	225,886	0.1
4,000		Nohmi Bosai Ltd.	39,578	0.0
13,000		Nomura Research Institute Ltd.	410,837	0.1
800		NS Solutions Corp.	17,698	0.0
2,600		NSD CO., Ltd.	30,842	0.0
14,600		NTT Data Corp.	539,376	0.1
1,600		OBIC Business Consultants Ltd.	52,110	0.0
7,200		Obic Co., Ltd.	212,743	0.1
1,100		Oizumi Corp.	12,402	0.0
86,000		Oki Electric Industry Ltd.	203,244	0.1
24,400		Omron Corp.	1,078,316	0.3
700		Optex Co., Ltd.	11,400	0.0
4,400		Oracle Corp. Japan	160,839	0.1
3,000		Origin Electric Co. Ltd	9,154	0.0
4,000		Osaki Electric Co., Ltd.	20,854	0.0
1,900		Otsuka Corp.	242,733	0.1
500		Poletowin Pitcrew Holdings, Inc.	17,193	0.0
9,700	@	Renesas Electronics Corp.	57,231	0.0
68,000		Ricoh Co., Ltd.	723,168	0.2
2,000		Riso Kagaku Corp.	41,134	0.0
11,900		Rohm Co., Ltd.	580,447	0.2
1,400		Roland DG Corp.	47,923	0.0
3,100		Ryosan Co., Ltd.	65,932	0.0
2,000		Ryoyo Electro Corp.	20,575	0.0
11,000		Sanken Electric Co., Ltd.	81,067	0.0
1,800		Sanshin Electronics Co., Ltd.	12,463	0.0
2,800		Satori Electric Co., Ltd.	16,612	0.0
7,000		Saxa Holdings, Inc.	10,716	0.0
15,400		Seiko Epson Corp.	414,638	0.1
5,000		Shibaura Mechatronics Corp.	11,558	0.0
29,000		Shimadzu Corp.	252,476	0.1
6,000		Shindengen Electric Manufacturing Co., Ltd.	36,583	0.0
1,500		Shinkawa Ltd.	9,797	0.0
8,000		Shinko Electric Industries	66,575	0.0
1,300		Shinko Shoji Co., Ltd.	10,821	0.0
2,300		Siix Corp.	27,941	0.0
7,000		SMK Corp.	46,336	0.0
1,200		SMS Co. Ltd.	25,831	0.0
600		Softbank Technology Corp.	9,866	0.0
6,400	@	Softbrain Co., Ltd.	8,830	0.0
1,700	@	Sourcenext Corp.	14,345	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
7,900		Square Enix Holdings Co., Ltd.	$138,237	0.0
1,800		SRA Holdings	22,143	0.0
14,500		Sumco Corp.	127,918	0.0
4,944		SCSK Corp.	129,768	0.0
1,500		Suzuden Corp.	7,592	0.0
2,600		SystemPro Co., Ltd.	18,440	0.0
2,200		Tachibana Eletech Co., Ltd.	29,009	0.0
11,500		Taiyo Yuden Co., Ltd.	150,298	0.1
800		Takachiho Koheki Co. Ltd	7,690	0.0
9,000		Tamura Corp.	24,751	0.0
900		TDC Software Engineering, Inc.	7,042	0.0
12,900		TDK Corp.	618,864	0.2
20,000	@	Teac Corp.	20,613	0.0
6,100		TECMO KOEI HOLDINGS CO., Ltd.	72,031	0.0
1,900		TKC Corp.	32,288	0.0
9,000		Toko, Inc.	30,645	0.0
19,400		Tokyo Electron Ltd.	1,068,993	0.3
4,000		Tokyo Seimitsu Co., Ltd.	84,314	0.0
2,200		Tomen Electronics Corp.	24,220	0.0
5,800		Topcon Corp.	88,056	0.0
1,300		Tose Co., Ltd.	9,517	0.0
16,000		Toshiba Tec Corp.	111,009	0.0
700		Toukei Computer Co., Ltd.	9,941	0.0
3,600		Towa Corp.	16,465	0.0
3,600		Toyo Corp./Chuo-ku	37,133	0.0
2,300		Trans Cosmos, Inc.	44,049	0.0
9,800		Trend Micro, Inc.	343,423	0.1
1,200		UKC Holdings Corp.	19,792	0.0
4,400		Ulvac, Inc.	58,133	0.0
8,000		Uniden Corp.	28,233	0.0
6		V Technology Co. Ltd	15,661	0.0
800		Voltage, Inc.	9,549	0.0
17,600		Wacom Co., Ltd.	123,754	0.0
159,700		Yahoo! Japan Corp.	890,551	0.2
6,000		Yamatake Corp.	139,848	0.1
26,000		Yaskawa Electric Corp.	411,986	0.1
22,900		Yokogawa Electric Corp.	352,083	0.1
2,200		Yokowo Co., Ltd.	11,196	0.0
			39,225,783	9.8

		Materials: 6.7%
10,000		Achilles Corp.	14,090	0.0
9,000		ADEKA Corp.	99,180	0.0
8,000		Aichi Steel Corp.	33,157	0.0
19,000		Air Water, Inc.	257,509	0.1
500		Alconix Corp.	11,147	0.0
8,000		Araya Industrial Co., Ltd.	12,592	0.0
3,800		Asahi Holdings, Inc.	64,627	0.0
149,000		Asahi Kasei Corp.	1,168,729	0.3
6,000		Asahi Organic Chemicals Industry Co., Ltd.	12,496	0.0
1,800		Carlit Holdings Co. Ltd.	8,585	0.0
6,000		Chuetsu Pulp & Paper Co., Ltd.	11,408	0.0
7,000		Chugoku Marine Paints Ltd.	37,152	0.0
18,000		Dai Nippon Toryo Co., Ltd.	29,447	0.0
31,000		Daicel Corp.	252,644	0.1
39,000		Daido Steel Co., Ltd.	194,087	0.1
4,000		DKS Co. Ltd	9,504	0.0
8,000		Daiken Corp.	21,453	0.0
4,000		Daiki Aluminium Industry Co., Ltd.	10,379	0.0
2,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	9,127	0.0
9,000		Daio Paper Corp.	90,214	0.0
9,000		Daiso Co., Ltd.	30,285	0.0
3,000		DC Co., Ltd.	19,921	0.0
50,000		Denki Kagaku Kogyo K K	206,664	0.1
82,000		Dainippon Ink & Chemicals	249,988	0.1
27,000		Dowa Holdings Co., Ltd.	264,167	0.1
1,200		Earth Chemical Co., Ltd.	42,161	0.0
400		Ebara-Udylite Co., Ltd.	20,308	0.0
1,100		FP Corp.	78,431	0.0
1,900		Fuji Seal International, Inc.	58,903	0.0
2,000		Fujikura Kasei Co., Ltd.	11,218	0.0
1,400		Fujimi, Inc.	18,147	0.0
1,800		Fujimori Kogyo Co., Ltd.	44,792	0.0
25,338		Furukawa-Sky Aluminum Corp.	95,985	0.0
15,000		Godo Steel Ltd.	27,845	0.0
5,000		Gun-Ei Chemical Industry Co., Ltd.	22,699	0.0
1,000		Hakudo Co., Ltd.	8,492	0.0
3,000		Harima Chemicals, Inc.	13,460	0.0
11,400		Hitachi Chemical Co., Ltd.	181,811	0.1
19,720		Hitachi Metals Ltd.	279,024	0.1
5,000		Hokkan Holdings Ltd.	16,165	0.0
13,000		Hokuetsu Kishu Paper Co. Ltd.	61,278	0.0
2,000		Ihara Chemical Industry Co., Ltd.	15,097	0.0
26,000	@	Ishihara Sangyo Kaisha Ltd.	28,481	0.0
2,000		Ishizuka Glass Co. Ltd	6,866	0.0
1,300		Japan Pile Corp.	12,745	0.0
5		Japan Pure Chemical Co. Ltd.	10,232	0.0
59,247		JFE Holdings, Inc.	1,411,859	0.4
1,600		JSP Corp.	24,369	0.0
22,100		JSR Corp.	428,362	0.1
33,000		Kaneka Corp.	216,683	0.1
28,000		Kansai Paint Co., Ltd.	414,062	0.1
7,000		Kanto Denka Kogyo Co., Ltd.	17,146	0.0
2,000		Koatsu Gas Kogyo Co., Ltd.	11,619	0.0
324,000		Kobe Steel Ltd.	555,461	0.1
1,100		Kohsoku Corp.	9,637	0.0
2,300		Konishi Co., Ltd.	43,165	0.0
7,000		Krosaki Harima Corp.	16,714	0.0
5,000		Kumiai Chemical Industry Co., Ltd.	34,010	0.0
38,100		Kuraray Co., Ltd.	454,792	0.1

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
21,000		Kureha Corp.	$107,422	0.0
12,000		Kurimoto Ltd.	28,468	0.0
2,500		Kyoei Steel Ltd.	47,216	0.0
2,600		Kyowa Leather Cloth Co. Ltd	11,594	0.0
4,300		Lintec Corp.	79,721	0.0
8,200		Maruichi Steel Tube Ltd.	207,127	0.1
1,000		Mitani Sekisan Co. Ltd	12,563	0.0
11,000		Mitsubishi Steel Manufacturing Co., Ltd.	27,942	0.0
147,100		Mitsubishi Chemical Holdings Corp.	680,740	0.2
38,000		Mitsubishi Gas Chemical Co., Inc.	280,126	0.1
142,520		Mitsubishi Materials Corp.	526,818	0.1
51,000		Mitsubishi Paper Mills Ltd.	44,619	0.0
101,000		Mitsui Chemicals, Inc.	244,219	0.1
63,000		Mitsui Mining & Smelting Co., Ltd.	193,725	0.1
800		MORESCO Corp.	14,413	0.0
4,000		Nakabayashi Co. Ltd.	8,022	0.0
17,000	@	Nakayama Steel Works Ltd.	15,359	0.0
4,700		Neturen Co., Ltd.	38,676	0.0
6,000		Nihon Nohyaku Co., Ltd.	85,974	0.0
5,000		Nihon Parkerizing Co., Ltd.	104,413	0.0
18,000		Nihon Yamamura Glass Co., Ltd.	31,799	0.0
6,000		Nippon Carbide Industries Co., Inc.	18,050	0.0
3,000		Nippon Chutetsukan KK	6,704	0.0
5,000	L	Nippon Concrete Industries Co., Ltd.	22,924	0.0
11,000		Nippon Denko Co., Ltd.	33,217	0.0
2,300		Nippon Fine Chemical Co., Ltd.	14,362	0.0
11,000		Nippon Kasei Chemical Co., Ltd.	15,174	0.0
18,000		Nippon Kayaku Co., Ltd.	255,976	0.1
7,000	@	Nippon Kinzoku Co., Ltd.	9,461	0.0
16,000		Nippon Koshuha Steel Co., Ltd.	16,115	0.0
56,000		Nippon Light Metal Holdings Co. Ltd.	75,775	0.0
22,000		Nippon Paint Co., Ltd.	366,038	0.1
11,829		Nippon Paper Industries Co. Ltd.	219,698	0.1
3,000		Nippon Pillar Packing Co., Ltd.	20,650	0.0
19,000		Nippon Shokubai Co., Ltd.	209,916	0.1
16,000		Nippon Soda Co., Ltd.	102,086	0.0
980,355		Nippon Steel Corp.	3,287,921	0.8
5,000		Nippon Synthetic Chemical Industry Co., Ltd.	44,906	0.0
14,000		Nippon Valqua Industries Ltd.	37,657	0.0
19,000	@, L	Nippon Yakin Kogyo Co., Ltd.	64,172	0.0
16,500		Nissan Chemical Industries Ltd.	262,208	0.1
10,076		Nisshin Steel Holdings Co. Ltd.	120,722	0.0
800		Nitta Gelatin, Inc.	7,509	0.0
6,000		Nittetsu Mining Co., Ltd.	29,654	0.0
19,200		Nitto Denko Corp.	811,865	0.2
15,000		NOF Corp.	106,783	0.0
2,200		Ohara, Inc.	13,464	0.0
104,000		OJI Paper Co., Ltd.	533,459	0.1
3,300		Okabe Co., Ltd.	38,941	0.0
9,000		Okamoto Industries, Inc.	28,045	0.0
4,000		Okura Industrial Co., Ltd.	13,809	0.0
1,400		Osaka Steel Co., Ltd.	24,310	0.0
2,600	L	OSAKA Titanium Technologies Co.	45,281	0.0
17,000		Pacific Metals Co., Ltd.	62,112	0.0
2,200		Pack Corp.	39,057	0.0
18,000		Rengo Co., Ltd.	108,338	0.0
5,000		Sakai Chemical Industry Co. Ltd.	15,451	0.0
4,000		Sakata INX Corp.	38,096	0.0
7,000		Sanyo Chemical Industries Ltd.	48,003	0.0
10,000		Sanyo Special Steel Co., Ltd.	48,847	0.0
9,000		Sekisui Plastics Co., Ltd.	24,121	0.0
4,000		Shinagawa Refractories Co., Ltd.	8,524	0.0
41,700		Shin-Etsu Chemical Co., Ltd.	2,439,003	0.6
6,500		Shin-Etsu Polymer Co., Ltd.	23,426	0.0
161,000		Showa Denko KK	228,348	0.1
1,600		Stella Chemifa Corp.	24,112	0.0
18,000		Sumitomo Bakelite Co., Ltd.	64,751	0.0
165,000		Sumitomo Chemical Co., Ltd.	647,598	0.2
61,000		Sumitomo Metal Mining Co., Ltd.	799,301	0.2
44,000		Sumitomo Osaka Cement Co., Ltd.	169,150	0.1
7,000		Sumitomo Seika Chemicals Co., Ltd.	57,420	0.0
3,500		T Hasegawa Co., Ltd.	48,193	0.0
133,000		Taiheiyo Cement Corp.	511,485	0.1
800		Taisei Lamick Co., Ltd.	19,467	0.0
1,200		Taiyo Ink Manufacturing Co., Ltd.	37,765	0.0
29,000		Taiyo Nippon Sanso Corp.	206,496	0.1
11,000		Takasago International Corp.	61,885	0.0
11,000		Takiron Co., Ltd.	45,393	0.0
4,000		Tayca Corp.	11,564	0.0
93,000		Teijin Ltd.	207,152	0.1
2,200		Tenma Corp.	34,481	0.0
3,000	L	Titan Kogyo KK	7,620	0.0
24,000		Toagosei Co., Ltd.	102,723	0.0
4,000		Toda Kogyo Corp.	11,032	0.0
3,000		Toho Titanium Co., Ltd.	20,955	0.0
12,000		Toho Zinc Co., Ltd.	40,206	0.0

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
25,000		Tokai Carbon Co., Ltd.	$87,329	0.0
11,000		Tokushu Tokai Holdings Co., Ltd.	22,484	0.0
34,000		Tokuyama Corp.	129,264	0.0
4,900		Tokyo Ohka Kogyo Co., Ltd.	104,927	0.0
11,000		Tokyo Rope Manufacturing Co., Ltd.	17,270	0.0
12,100		Tokyo Steel Manufacturing Co., Ltd.	62,827	0.0
6,000		Tokyo Tekko Co., Ltd.	23,372	0.0
6,000		Tomoegawa Co., Ltd.	11,357	0.0
15,000		Tomoku Co., Ltd.	51,668	0.0
12,000		Topy Industries Ltd.	22,257	0.0
172,000		Toray Industries, Inc.	1,191,445	0.3
63,000		Tosoh Corp.	293,528	0.1
19,000		Toyo Ink Manufacturing Co., Ltd.	93,810	0.0
7,000		Toyo Kohan Co., Ltd.	32,791	0.0
16,500		Toyo Seikan Kaisha Ltd.	355,215	0.1
100,000		Toyobo Co., Ltd.	184,600	0.1
4,000		TYK Corp.	9,093	0.0
121,000		Ube Industries Ltd./Japan	259,161	0.1
8,000		Wood One Co., Ltd.	23,861	0.0
5,400		Yamato Kogyo Co., Ltd.	172,699	0.1
13,000		Yodogawa Steel Works Ltd.	56,008	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	10,527	0.0
20,000		Zeon Corp.	187,439	0.1
			27,073,386	6.7

		Telecommunication Services: 5.3%
66,900		KDDI Corp.	4,122,062	1.0
85,900		Nippon Telegraph & Telephone Corp.	4,626,609	1.2
181,100		NTT DoCoMo, Inc.	2,982,044	0.7
107,150		Softbank Corp.	9,402,494	2.4
			21,133,209	5.3

		Utilities: 2.1%
71,600		Chubu Electric Power Co., Inc.	925,632	0.2
30,700		Chugoku Electric Power Co., Inc.	478,008	0.1
13,900		Electric Power Development Co., Ltd.	405,279	0.1
20,800		Hokkaido Electric Power Co., Inc.	239,359	0.1
6,000		Hokkaido Gas Co., Ltd.	15,498	0.0
21,700		Hokuriku Electric Power Co.	294,695	0.1
90,500		Kansai Electric Power Co., Inc.	1,041,594	0.3
49,000		Kyushu Electric Power Co., Inc.	625,817	0.2
1,300		Okinawa Electric Power Co., Inc.	43,757	0.0
221,000		Osaka Gas Co., Ltd.	868,004	0.2
20,000		Saibu Gas Co., Ltd.	46,971	0.0
20,000		Shikoku Electric Power Co., Inc.	299,929	0.1
6,000		Shizuoka Gas Co., Ltd.	35,700	0.0
59,000		Toho Gas Co., Ltd.	287,205	0.1
55,500		Tohoku Electric Power Co., Inc.	625,218	0.1
188,100		Tokyo Electric Power Co., Inc.	926,785	0.2
263,000		Tokyo Gas Co., Ltd.	1,296,250	0.3
			8,455,701	2.1

		Total Common Stock (Cost $331,598,160)	387,704,038	96.6

RIGHTS: 0.0%
		Health Care: 0.0%
3,700	@	Nichi-iko Pharmaceutical Co. Ltd.	16,513	0.0

		Total Rights (Cost $20,839)	16,513	0.0

		Total Long-Term Investments (Cost $331,618,999)	387,720,551	96.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc(1): 0.8%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.2
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,020,000, due 01/24/14-02/01/47)	1,000,000	0.3

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,020,000, due 06/01/17-09/01/44)	$1,000,000	0.3
62,998	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $62,998, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $64,258, due 01/23/14-08/15/23)	62,998	0.0
		3,062,998	0.8

	Total Short-Term Investments (Cost $3,062,998)	3,062,998	0.8

	Total Investments in Securities (Cost $334,681,997)	$390,783,549	97.4
	Assets in Excess of Other Liabilities	10,376,990	2.6
	Net Assets	$401,160,539	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $339,872,773.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,307,420
Gross Unrealized Depreciation	(30,396,644)
Net Unrealized Appreciation	$50,910,776

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 17.3%
26,421	@	Amazon.com, Inc.	$10,536,431	2.2
40,387		CBS Corp. — Class B	2,574,267	0.5
174,223		Comcast Corp. — Class A	9,053,498	1.9
35,291	@	DirecTV Group	2,438,255	0.5
97,354		Ford Motor Co.	1,502,172	0.3
104,969		Home Depot, Inc.	8,643,148	1.8
28,090		Las Vegas Sands Corp.	2,215,458	0.5
23,930	@	Liberty Global PLC — Class A	2,129,531	0.4
78,223		Lowe’s Cos., Inc.	3,875,950	0.8
72,043		McDonald’s Corp.	6,990,332	1.5
26,550	@	News Corp — Class A	478,431	0.1
50,899		Nike, Inc.	4,002,697	0.8
3,707	@	Priceline.com, Inc.	4,309,017	0.9
105,565	@	Sirius XM Holdings, Inc.	368,422	0.1
53,802		Starbucks Corp.	4,217,539	0.9
36,152		Target Corp.	2,287,337	0.5
20,908		Time Warner Cable, Inc.	2,833,034	0.6
51,722		TJX Cos., Inc.	3,296,243	0.7
105,244		Twenty-First Century Fox, Inc.	3,702,484	0.8
32,050		Viacom — Class B	2,799,247	0.6
28,730		Walt Disney Co.	2,194,972	0.4
32,322		Yum! Brands, Inc.	2,443,866	0.5
			82,892,331	17.3

		Consumer Staples: 13.6%
144,334		Altria Group, Inc.	5,540,982	1.2
3,630		Archer-Daniels-Midland Co.	157,542	0.0
274,848		Coca-Cola Co.	11,353,971	2.4
67,024		Colgate-Palmolive Co.	4,370,635	0.9
31,359		Costco Wholesale Corp.	3,732,035	0.8
10,120		CVS Caremark Corp.	724,288	0.1
16,641		Estee Lauder Cos., Inc.	1,253,400	0.3
46,321		General Mills, Inc.	2,311,881	0.5
17,210		Kellogg Co.	1,051,015	0.2
23,103		Kimberly-Clark Corp.	2,413,339	0.5
42,718		Kraft Foods Group, Inc.	2,303,355	0.5
111,124		PepsiCo, Inc.	9,216,625	1.9
117,523		Philip Morris International, Inc.	10,239,779	2.1
17,149		Reynolds American, Inc.	857,279	0.2
14,752		Sysco Corp.	532,547	0.1
51,271		Walgreen Co.	2,945,006	0.6
76,721		Wal-Mart Stores, Inc.	6,037,175	1.3
			65,040,854	13.6

		Energy: 3.7%
2,001		Anadarko Petroleum Corp.	158,719	0.0
2,022		Baker Hughes, Inc.	111,736	0.0
18,301		EOG Resources, Inc.	3,071,640	0.7
60,950		Halliburton Co.	3,093,212	0.7
43,594		Kinder Morgan, Inc.	1,569,384	0.3
95,534		Schlumberger Ltd.	8,608,569	1.8
26,933		Williams Cos., Inc.	1,038,806	0.2
			17,652,066	3.7

		Financials: 3.9%
68,087		American Express Co.	6,177,534	1.3
28,418		American Tower Corp.	2,268,325	0.5
3,313		Blackrock, Inc.	1,048,465	0.2
10,822		Charles Schwab Corp.	281,372	0.1
2,687		Chubb Corp.	259,645	0.0
29,523		Franklin Resources, Inc.	1,704,363	0.4
1,781		Loews Corp.	85,915	0.0
26,459		Marsh & McLennan Cos., Inc.	1,279,557	0.3
12,802		Prudential Financial, Inc.	1,180,600	0.2
9,589		Public Storage, Inc.	1,443,336	0.3
16,642		Simon Property Group, Inc.	2,532,247	0.5
7,305		Travelers Cos., Inc.	661,395	0.1
			18,922,754	3.9

		Health Care: 11.7%
113,804		AbbVie, Inc.	6,009,989	1.3
7,295		Aetna, Inc.	500,364	0.1
21,298		Allergan, Inc.	2,365,782	0.5
53,893		Amgen, Inc.	6,152,425	1.3
38,947		Baxter International, Inc.	2,708,764	0.6
13,961		Becton Dickinson & Co.	1,542,551	0.3
17,059	@	Biogen Idec, Inc.	4,772,255	1.0
101,622		Bristol-Myers Squibb Co.	5,401,209	1.1
29,973	@	Celgene Corp.	5,064,238	1.1
15,597		Eli Lilly & Co.	795,447	0.2
51,344	@	Express Scripts Holding Co.	3,606,403	0.8
109,607	@	Gilead Sciences, Inc.	8,236,966	1.7
2,736	@	Intuitive Surgical, Inc.	1,050,843	0.2
26,036		Johnson & Johnson	2,384,637	0.5
16,283		McKesson Corp.	2,628,076	0.5
5,756	@	Regeneron Pharmaceuticals, Inc.	1,584,282	0.3
13,879		Stryker Corp.	1,042,868	0.2
			55,847,099	11.7

		Industrials: 11.1%
41,960		3M Co.	5,884,890	1.2
54,517		Boeing Co.	7,441,025	1.6
8,553		Caterpillar, Inc.	776,698	0.2
36,638		CSX Corp.	1,054,075	0.2
11,181		Cummins, Inc.	1,576,186	0.3
8,732		Danaher Corp.	674,110	0.1
27,885		Deere & Co.	2,546,737	0.5
38,642		Emerson Electric Co.	2,711,896	0.6
56,539		Honeywell International, Inc.	5,165,968	1.1
10,097		Illinois Tool Works, Inc.	848,956	0.2
18,657		Lockheed Martin Corp.	2,773,550	0.6
4,138		Norfolk Southern Corp.	384,131	0.1
10,517		Precision Castparts Corp.	2,832,228	0.6
33,544		Union Pacific Corp.	5,635,392	1.2
52,052		United Parcel Service, Inc. — Class B	5,469,624	1.1

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
61,898		United Technologies Corp.	$7,043,992	1.5
2,711		Waste Management, Inc.	121,643	0.0
			52,941,101	11.1

		Information Technology: 31.9%
46,183	@	Accenture PLC	3,797,166	0.8
14,071	@	Adobe Systems, Inc.	842,571	0.2
51,060		Apple, Inc.	28,650,277	6.0
34,870		Automatic Data Processing, Inc.	2,817,845	0.6
18,089		Broadcom Corp.	536,339	0.1
21,675	@	Cognizant Technology Solutions Corp.	2,188,741	0.5
93,255	@	eBay, Inc.	5,118,767	1.1
75,489		EMC Corp.	1,898,548	0.4
122,424	@	Facebook, Inc.	6,691,696	1.4
19,379	@	Google, Inc. — Class A	21,718,239	4.5
74,806		International Business Machines Corp.	14,031,361	2.9
23,225		Intel Corp.	602,921	0.1
8,398		Mastercard, Inc.	7,016,193	1.5
600,094		Microsoft Corp.	22,461,518	4.7
255,127		Oracle Corp.	9,761,159	2.0
124,158		Qualcomm, Inc.	9,218,731	1.9
42,393	@	Salesforce.com, Inc.	2,339,670	0.5
79,705		Texas Instruments, Inc.	3,499,847	0.7
4,321	@, L	Twitter, Inc.	275,032	0.1
37,542		Visa, Inc.	8,359,853	1.8
6,143	@	VMware, Inc.	551,089	0.1
			152,377,563	31.9

		Materials: 3.9%
11,494		Dow Chemical Co.	510,333	0.1
18,843		Ecolab, Inc.	1,964,760	0.4
66,144		EI Du Pont de Nemours & Co.	4,297,376	0.9
29,175	@	LyondellBasell Industries NV — Class A	2,342,169	0.5
38,360		Monsanto Co.	4,470,858	0.9
9,327		PPG Industries, Inc.	1,768,959	0.4
21,253		Praxair, Inc.	2,763,527	0.6
11,447		Southern Copper Corp.	328,643	0.1
			18,446,625	3.9

		Telecommunication Services: 2.1%
11,253	@	Sprint Corp.	120,970	0.0
205,589		Verizon Communications, Inc.	10,102,643	2.1
			10,223,613	2.1

		Total Common Stock (Cost $252,948,139)	474,344,006	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending Collateralcc(1): 0.1%
264,258		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $264,258, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $269,543, due 03/15/14-02/15/43) (Cost $264,258)	264,258	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.0%
4,883,055		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,883,055)	4,883,055	1.0

		Total Short-Term Investments (Cost $5,147,313)	5,147,313	1.1

		Total Investments in Securities (Cost $258,095,452)	$479,491,319	100.3
		Liabilities in Excess of Other Assets	(1,549,619)	(0.3)
		Net Assets	$477,941,700	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $258,140,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$222,050,293
Gross Unrealized Depreciation	(699,407)
Net Unrealized Appreciation	$221,350,886

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Consumer Discretionary: 11.4%
21,372	@	Amazon.com, Inc.	$8,522,940	1.1
24,284		Carnival Corp.	975,488	0.1
35,674		CBS Corp. — Class B	2,273,861	0.3
152,525		Comcast Corp. — Class A	7,925,962	1.0
28,553	@	DirecTV Group	1,972,727	0.3
224,390		Ford Motor Co.	3,462,338	0.4
48,397	@	General Motors Co.	1,977,985	0.3
84,919		Home Depot, Inc.	6,992,230	0.9
39,817		Johnson Controls, Inc.	2,042,612	0.3
22,727		Las Vegas Sands Corp.	1,792,479	0.2
22,773	@	Liberty Global PLC — Class A	2,026,569	0.3
63,281		Lowe’s Cos., Inc.	3,135,574	0.4
58,279		McDonald’s Corp.	5,654,811	0.7
29,166	@	News Corp — Class A	525,571	0.1
41,175		Nike, Inc.	3,238,002	0.4
2,999	@	Priceline.com, Inc.	3,486,038	0.5
181,041	@	Sirius XM Holdings, Inc.	631,833	0.1
43,526		Starbucks Corp.	3,412,003	0.4
37,298		Target Corp.	2,359,844	0.3
21,706		Thomson Reuters Corp.	820,921	0.1
16,917		Time Warner Cable, Inc.	2,292,254	0.3
54,189		Time Warner, Inc.	3,778,057	0.5
41,843		TJX Cos., Inc.	2,666,654	0.3
115,522		Twenty-First Century Fox, Inc.	4,064,064	0.5
25,922		Viacom — Class B	2,264,028	0.3
104,684		Walt Disney Co.	7,997,858	1.0
26,148		Yum! Brands, Inc.	1,977,050	0.3
			88,269,753	11.4

		Consumer Staples: 10.4%
116,771		Altria Group, Inc.	4,482,839	0.6
38,302		Archer-Daniels-Midland Co.	1,662,307	0.2
222,344		Coca-Cola Co.	9,185,031	1.2
54,222		Colgate-Palmolive Co.	3,535,817	0.5
25,366		Costco Wholesale Corp.	3,018,808	0.4
71,173		CVS Caremark Corp.	5,093,852	0.7
13,464		Estee Lauder Cos., Inc.	1,014,108	0.1
37,479		General Mills, Inc.	1,870,577	0.2
15,102		Kellogg Co.	922,279	0.1
22,355		Kimberly-Clark Corp.	2,335,203	0.3
34,563		Kraft Foods Group, Inc.	1,863,637	0.2
103,730		Mondelez International, Inc.	3,661,669	0.5
89,894		PepsiCo, Inc.	7,455,808	1.0
95,075		Philip Morris International, Inc.	8,283,885	1.1
159,318		Procter & Gamble Co.	12,970,078	1.7
18,325		Reynolds American, Inc.	916,067	0.1
34,506		Sysco Corp.	1,245,666	0.2
55,073		Walgreen Co.	3,163,393	0.4
93,610		Wal-Mart Stores, Inc.	7,366,171	0.9
			80,047,195	10.4

		Energy: 10.9%
29,147		Anadarko Petroleum Corp.	2,311,940	0.3
22,780		Apache Corp.	1,957,713	0.2
25,687		Baker Hughes, Inc.	1,419,464	0.2
112,686		Chevron Corp.	14,075,608	1.8
71,069		ConocoPhillips	5,021,025	0.6
23,607		Devon Energy Corp.	1,460,565	0.2
15,817		EOG Resources, Inc.	2,654,725	0.3
258,468		ExxonMobil Corp.	26,156,962	3.4
49,306		Halliburton Co.	2,502,280	0.3
17,834		Hess Corp.	1,480,222	0.2
38,489		Kinder Morgan, Inc.	1,385,604	0.2
41,197		Marathon Oil Corp.	1,454,254	0.2
17,501		Marathon Petroleum Corp.	1,605,367	0.2
24,842		National Oilwell Varco, Inc.	1,975,684	0.3
46,835		Occidental Petroleum Corp.	4,454,009	0.6
35,994		Phillips 66	2,776,217	0.4
77,279		Schlumberger Ltd.	6,963,611	0.9
38,910		Spectra Energy Corp.	1,385,974	0.2
31,696		Valero Energy Corp.	1,597,478	0.2
39,690		Williams Cos., Inc.	1,530,843	0.2
			84,169,545	10.9

		Financials: 15.6%
19,774	@	ACE Ltd.	2,047,202	0.3
27,106		Aflac, Inc.	1,810,681	0.2
85,827		American International Group, Inc.	4,381,468	0.6
27,236		Allstate Corp.	1,485,451	0.2
55,079		American Express Co.	4,997,318	0.6
22,990		American Tower Corp.	1,835,062	0.2
626,661		Bank of America Corp.	9,757,112	1.3
67,470		Bank of New York Mellon Corp.	2,357,402	0.3
40,796		BB&T Corp.	1,522,507	0.2
104,617	@	Berkshire Hathaway, Inc.	12,403,392	1.6
7,591		Blackrock, Inc.	2,402,324	0.3
33,963		Capital One Financial Corp.	2,601,905	0.3
63,828		Charles Schwab Corp.	1,659,528	0.2
15,068		Chubb Corp.	1,456,021	0.2
176,878		Citigroup, Inc.	9,217,113	1.2
18,422		CME Group, Inc.	1,445,390	0.2
28,512		Discover Financial Services	1,595,246	0.2
20,931		Equity Residential	1,085,691	0.1
23,879		Franklin Resources, Inc.	1,378,535	0.2
26,654		Goldman Sachs Group, Inc.	4,724,688	0.6
219,713		JPMorgan Chase & Co.	12,848,816	1.7
17,856		Loews Corp.	861,373	0.1
32,053		Marsh & McLennan Cos., Inc.	1,550,083	0.2
51,978		Metlife, Inc.	2,802,654	0.4
88,520		Morgan Stanley	2,775,987	0.4
30,773		PNC Financial Services Group, Inc.	2,387,369	0.3

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
26,973		Prudential Financial, Inc.	$2,487,450	0.3
8,325		Public Storage, Inc.	1,253,079	0.2
18,023		Simon Property Group, Inc.	2,742,380	0.3
26,511		State Street Corp.	1,945,642	0.2
21,880		Travelers Cos., Inc.	1,981,015	0.3
107,525		US Bancorp.	4,344,010	0.6
280,643		Wells Fargo & Co.	12,741,192	1.6
			120,885,086	15.6

		Health Care: 13.1%
90,615		Abbott Laboratories	3,473,273	0.5
92,059		AbbVie, Inc.	4,861,636	0.6
21,985		Aetna, Inc.	1,507,951	0.2
17,227		Allergan, Inc.	1,913,575	0.3
43,593		Amgen, Inc.	4,976,577	0.6
31,504		Baxter International, Inc.	2,191,103	0.3
11,290		Becton Dickinson & Co.	1,247,432	0.2
13,800	@	Biogen Idec, Inc.	3,860,550	0.5
95,477		Bristol-Myers Squibb Co.	5,074,603	0.7
24,246	@	Celgene Corp.	4,096,604	0.5
27,352	@	Covidien PLC	1,862,671	0.2
57,616		Eli Lilly & Co.	2,938,416	0.4
47,522	@	Express Scripts Holding Co.	3,337,945	0.4
88,669	@	Gilead Sciences, Inc.	6,663,476	0.9
2,214	@	Intuitive Surgical, Inc.	850,353	0.1
163,285		Johnson & Johnson	14,955,273	1.9
3,447	@	Mallinckrodt PLC — W/I	180,140	0.0
13,172		McKesson Corp.	2,125,961	0.3
59,059		Medtronic, Inc.	3,389,396	0.4
175,523		Merck & Co., Inc.	8,784,926	1.1
388,788		Pfizer, Inc.	11,908,577	1.5
4,655	@	Regeneron Pharmaceuticals, Inc.	1,281,242	0.2
19,293		Stryker Corp.	1,449,676	0.2
20,865		Thermo Fisher Scientific, Inc.	2,323,318	0.3
59,294		UnitedHealth Group, Inc.	4,464,838	0.6
17,461		WellPoint, Inc.	1,613,222	0.2
			101,332,734	13.1

		Industrials: 10.5%
40,122		3M Co.	5,627,111	0.7
44,104		Boeing Co.	6,019,755	0.8
38,231		Caterpillar, Inc.	3,471,757	0.5
59,417		CSX Corp.	1,709,427	0.2
11,029		Cummins, Inc.	1,554,758	0.2
34,797		Danaher Corp.	2,686,328	0.3
22,556		Deere & Co.	2,060,039	0.3
27,502	@	Eaton Corp. PLC	2,093,452	0.3
41,792		Emerson Electric Co.	2,932,963	0.4
18,421		FedEx Corp.	2,648,387	0.3
17,362		General Dynamics Corp.	1,658,939	0.2
601,078		General Electric Co.	16,848,216	2.2
45,734		Honeywell International, Inc.	4,178,716	0.5
21,958		Illinois Tool Works, Inc.	1,846,229	0.2
15,090		Lockheed Martin Corp.	2,243,279	0.3
18,318		Norfolk Southern Corp.	1,700,460	0.2
12,906		Northrop Grumman Corp.	1,479,157	0.2
8,507		Precision Castparts Corp.	2,290,935	0.3
18,874		Raytheon Co.	1,711,872	0.2
27,132		Union Pacific Corp.	4,558,176	0.6
42,110		United Parcel Service, Inc. — Class B	4,424,919	0.6
53,437		United Technologies Corp.	6,081,131	0.8
27,143		Waste Management, Inc.	1,217,906	0.2
			81,043,912	10.5

		Information Technology: 20.0%
37,355	@	Accenture PLC	3,071,328	0.4
29,182	@	Adobe Systems, Inc.	1,747,418	0.2
54,564		Apple, Inc.	30,616,406	4.0
28,210		Automatic Data Processing, Inc.	2,279,650	0.3
33,185		Broadcom Corp.	983,935	0.1
310,681		Cisco Systems, Inc.	6,974,789	0.9
17,530	@	Cognizant Technology Solutions Corp.	1,770,179	0.2
85,766		Corning, Inc.	1,528,350	0.2
75,441	@	eBay, Inc.	4,140,957	0.5
122,110		EMC Corp.	3,071,067	0.4
99,035	@	Facebook, Inc.	5,413,253	0.7
15,677	@	Google, Inc. — Class A	17,569,371	2.3
112,993		Hewlett-Packard Co.	3,161,544	0.4
60,514		International Business Machines Corp.	11,350,611	1.5
288,953		Intel Corp.	7,501,220	1.0
6,793		Mastercard, Inc.	5,675,280	0.7
485,444		Microsoft Corp.	18,170,169	2.3
206,394		Oracle Corp.	7,896,635	1.0
100,436		Qualcomm, Inc.	7,457,373	1.0
34,295	@	Salesforce.com, Inc.	1,892,741	0.2
64,473		Texas Instruments, Inc.	2,831,009	0.4
4,679	@, L	Twitter, Inc.	297,818	0.0
30,372		Visa, Inc.	6,763,237	0.9
5,021	@	VMware, Inc.	450,434	0.1
51,985	@	Yahoo!, Inc.	2,102,273	0.3
			154,717,047	20.0

		Materials: 2.9%
12,113		Air Products & Chemicals, Inc.	1,353,991	0.2
70,316		Dow Chemical Co.	3,122,030	0.4
15,242		Ecolab, Inc.	1,589,283	0.2
53,502		EI Du Pont de Nemours & Co.	3,476,025	0.5
60,133		Freeport-McMoRan Copper & Gold, Inc.	2,269,420	0.3
23,599	@	LyondellBasell Industries NV — Class A	1,894,528	0.2
31,035		Monsanto Co.	3,617,129	0.5
17,445		Mosaic Co.	824,625	0.1
8,290		PPG Industries, Inc.	1,572,281	0.2
17,192		Praxair, Inc.	2,235,476	0.3
9,259		Southern Copper Corp.	265,826	0.0
			22,220,614	2.9

		Telecommunication Services: 2.7%
312,745		AT&T, Inc.	10,996,114	1.4
35,402		CenturyTel, Inc.	1,127,554	0.1
49,998	@	Sprint Corp.	537,478	0.1

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunication Services: (continued)
166,312	Verizon Communications, Inc.	$8,172,572	1.1
		20,833,718	2.7

	Utilities: 1.7%
28,250	American Electric Power Co., Inc.	1,320,405	0.2
33,584	Dominion Resources, Inc.	2,172,549	0.3
41,028	Duke Energy Corp.	2,831,342	0.3
49,743	Exelon Corp.	1,362,461	0.2
24,687	NextEra Energy, Inc.	2,113,701	0.3
25,711	Pacific Gas & Electric Co.	1,035,639	0.1
50,604	Southern Co.	2,080,330	0.3
		12,916,427	1.7

	Total Common Stock (Cost $367,635,886)	766,436,031	99.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc(1): 0.0%
286,026	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $286,026, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $291,747, due 03/15/14-02/15/43) (Cost $286,026)	286,026	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
6,586,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $6,586,000)	6,586,000	0.9

	Total Short-Term Investments (Cost $6,872,026)	6,872,026	0.9

	Total Investments in Securities (Cost $374,507,912)	$773,308,057	100.1
	Liabilities in Excess of Other Assets	(441,978)	(0.1)
	Net Assets	$772,866,079	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $380,113,213.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$400,775,051
Gross Unrealized Depreciation	(7,580,207)
Net Unrealized Appreciation	$393,194,844

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 5.5%
10,125		Carnival Corp.	$406,721	0.3
1,250		CBS Corp. — Class B	79,675	0.0
4,835		Comcast Corp. — Class A	251,251	0.2
60,733		Ford Motor Co.	937,110	0.6
20,187	@	General Motors Co.	825,043	0.5
16,606		Johnson Controls, Inc.	851,888	0.5
1,425	@	Liberty Global PLC — Class A	126,811	0.1
3,168	@	News Corp — Class A	57,087	0.0
39,485	@	Sirius XM Holdings, Inc.	137,803	0.1
3,362		Target Corp.	212,714	0.1
9,050		Thomson Reuters Corp.	342,271	0.2
22,599		Time Warner, Inc.	1,575,602	1.0
12,670		Twenty-First Century Fox, Inc.	445,730	0.3
33,967		Walt Disney Co.	2,595,079	1.6
			8,844,785	5.5

		Consumer Staples: 7.1%
14,764		Archer-Daniels-Midland Co.	640,758	0.4
26,269		CVS Caremark Corp.	1,880,072	1.2
491		Kellogg Co.	29,985	0.0
1,529		Kimberly-Clark Corp.	159,719	0.1
43,260		Mondelez International, Inc.	1,527,078	1.0
66,443		Procter & Gamble Co.	5,409,125	3.3
1,857		Reynolds American, Inc.	92,831	0.1
9,409		Sysco Corp.	339,665	0.2
5,673		Walgreen Co.	325,857	0.2
13,156		Wal-Mart Stores, Inc.	1,035,246	0.6
			11,440,336	7.1

		Energy: 18.0%
11,488		Anadarko Petroleum Corp.	911,228	0.6
9,500		Apache Corp.	816,430	0.5
10,037		Baker Hughes, Inc.	554,645	0.3
46,994		Chevron Corp.	5,870,021	3.6
29,640		ConocoPhillips	2,094,066	1.3
9,844		Devon Energy Corp.	609,048	0.4
423		EOG Resources, Inc.	70,996	0.0
107,791		ExxonMobil Corp.	10,908,449	6.7
7,438		Hess Corp.	617,354	0.4
1,348		Kinder Morgan, Inc.	48,528	0.0
17,184		Marathon Oil Corp.	606,595	0.4
7,299		Marathon Petroleum Corp.	669,537	0.4
10,359		National Oilwell Varco, Inc.	823,851	0.5
19,531		Occidental Petroleum Corp.	1,857,398	1.2
15,012		Phillips 66	1,157,876	0.7
16,224		Spectra Energy Corp.	577,899	0.4
13,222		Valero Energy Corp.	666,389	0.4
7,464		Williams Cos., Inc.	287,887	0.2
			29,148,197	18.0

		Financials: 27.1%
8,248	@	ACE Ltd.	853,915	0.5
11,304		Aflac, Inc.	755,107	0.4
35,790		American International Group, Inc.	1,827,079	1.1
11,362		Allstate Corp.	619,683	0.4
261,337		Bank of America Corp.	4,069,017	2.5
28,138		Bank of New York Mellon Corp.	983,142	0.6
17,009		BB&T Corp.	634,776	0.4
43,628	@	Berkshire Hathaway, Inc.	5,172,536	3.2
2,049		Blackrock, Inc.	648,447	0.4
14,162		Capital One Financial Corp.	1,084,951	0.7
22,999		Charles Schwab Corp.	597,974	0.4
5,385		Chubb Corp.	520,353	0.3
73,768		Citigroup, Inc.	3,844,050	2.4
7,683		CME Group, Inc.	602,808	0.4
11,889		Discover Financial Services	665,190	0.4
8,732		Equity Residential	452,929	0.3
11,115		Goldman Sachs Group, Inc.	1,970,245	1.2
91,628		JPMorgan Chase & Co.	5,358,405	3.3
6,851		Loews Corp.	330,492	0.2
4,438		Marsh & McLennan Cos., Inc.	214,622	0.1
21,675		Metlife, Inc.	1,168,716	0.7
36,913		Morgan Stanley	1,157,592	0.7
12,835		PNC Financial Services Group, Inc.	995,739	0.6
6,930		Prudential Financial, Inc.	639,085	0.4
236		Public Storage, Inc.	35,523	0.0
1,902		Simon Property Group, Inc.	289,408	0.2
11,056		State Street Corp.	811,400	0.5
6,662		Travelers Cos., Inc.	603,177	0.4
44,840		US Bancorp.	1,811,536	1.1
117,042		Wells Fargo & Co.	5,313,707	3.3
			44,031,604	27.1

		Health Care: 14.4%
37,790		Abbott Laboratories	1,448,491	0.9
6,731		Aetna, Inc.	461,679	0.3
5,535		Bristol-Myers Squibb Co.	294,185	0.2
11,405	@	Covidien PLC	776,681	0.5
18,767		Eli Lilly & Co.	957,117	0.6
2,497	@	Express Scripts Holding Co.	175,389	0.1
59,310		Johnson & Johnson	5,432,203	3.3
1,425	@	Mallinckrodt PLC — W/I	74,471	0.0
24,630		Medtronic, Inc.	1,413,516	0.9
73,202		Merck & Co., Inc.	3,663,760	2.3
162,132		Pfizer, Inc.	4,966,103	3.1

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
3,363		Stryker Corp.	$252,696	0.1
8,701		Thermo Fisher Scientific, Inc.	968,856	0.6
24,727		UnitedHealth Group, Inc.	1,861,943	1.1
7,282		WellPoint, Inc.	672,784	0.4
			23,419,874	14.4

		Industrials: 9.8%
2,577		3M Co.	361,424	0.2
13,058		Caterpillar, Inc.	1,185,797	0.7
12,414		CSX Corp.	357,151	0.2
828		Cummins, Inc.	116,723	0.1
11,565		Danaher Corp.	892,818	0.6
11,471	@	Eaton Corp. PLC	873,173	0.5
4,391		Emerson Electric Co.	308,161	0.2
7,682		FedEx Corp.	1,104,441	0.7
7,242		General Dynamics Corp.	691,973	0.4
250,668		General Electric Co.	7,026,224	4.3
5,751		Illinois Tool Works, Inc.	483,544	0.3
6,257		Norfolk Southern Corp.	580,837	0.4
5,383		Northrop Grumman Corp.	616,946	0.4
7,869		Raytheon Co.	713,718	0.4
1,405		United Technologies Corp.	159,889	0.1
10,415		Waste Management, Inc.	467,321	0.3
			15,940,140	9.8

		Information Technology: 8.1%
7,424	@	Adobe Systems, Inc.	444,549	0.3
5,530		Apple, Inc.	3,102,938	1.9
7,793		Broadcom Corp.	231,063	0.2
129,562		Cisco Systems, Inc.	2,908,667	1.8
35,763		Corning, Inc.	637,297	0.4
25,467		EMC Corp.	640,495	0.4
47,128		Hewlett-Packard Co.	1,318,641	0.8
112,673		Intel Corp.	2,924,991	1.8
493	@, L	Twitter, Inc.	31,379	0.0
21,683	@	Yahoo!, Inc.	876,861	0.5
			13,116,881	8.1

		Materials: 1.9%
5,051		Air Products & Chemicals, Inc.	564,601	0.4
25,481		Dow Chemical Co.	1,131,356	0.7
25,073		Freeport-McMoRan Copper & Gold, Inc.	946,255	0.6
7,276		Mosaic Co.	343,937	0.2
312		PPG Industries, Inc.	59,174	0.0
			3,045,323	1.9

		Telecommunication Services: 3.2%
130,424		AT&T, Inc.	4,585,708	2.8
14,766		CenturyTel, Inc.	470,297	0.3
16,880	@	Sprint Corp.	181,460	0.1
			5,237,465	3.2

		Utilities: 3.3%
11,783		American Electric Power Co., Inc.	550,737	0.3
14,005		Dominion Resources, Inc.	905,984	0.6
17,110		Duke Energy Corp.	1,180,761	0.7
20,751		Exelon Corp.	568,370	0.4
10,294		NextEra Energy, Inc.	881,372	0.5
10,718		Pacific Gas & Electric Co.	431,721	0.3
21,102		Southern Co.	867,503	0.5
			5,386,448	3.3

		Total Common Stock (Cost $101,697,218)	159,611,053	98.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc(1): 0.0%
30,136		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $30,136, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $30,739, due 02/27/14-02/15/25) (Cost $30,136)	30,136	0.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.8%
2,844,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,844,000)	2,844,000	1.8

		Total Short-Term Investments (Cost $2,874,136)	2,874,136	1.8

		Total Investments in Securities (Cost $104,571,354)	$162,485,189	100.2
		Liabilities in Excess of Other Assets	(285,426)	(0.2)
		Net Assets	$162,199,763	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $108,378,942.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$58,473,176
Gross Unrealized Depreciation	(4,366,929)
Net Unrealized Appreciation	$54,106,247

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.1%
		Consumer Discretionary: 25.6%
1,303		Aaron’s, Inc.	$38,308	0.0
1,043		Abercrombie & Fitch Co.	34,325	0.0
7,931		Advance Auto Parts, Inc.	877,803	0.3
537		Allison Transmission Holdings, Inc.	14,827	0.0
6,528	@	AMC Networks, Inc.	444,622	0.1
13,483		American Eagle Outfitters	194,155	0.1
2,091	@	Ascena Retail Group, Inc.	44,246	0.0
5,522	@	Autonation, Inc.	274,388	0.1
3,856	@	Autozone, Inc.	1,842,937	0.6
4,199	@	Bally Technologies, Inc.	329,412	0.1
23,761	@	Bed Bath & Beyond, Inc.	1,908,008	0.6
7,924		Best Buy Co., Inc.	316,009	0.1
1,751	@	Big Lots, Inc.	56,540	0.0
25,122		BorgWarner, Inc.	1,404,571	0.4
7,261		Brinker International, Inc.	336,475	0.1
10,914		Burger King Worldwide Inc.	249,494	0.1
5,168	@	Cabela’s, Inc.	344,499	0.1
21,176		Cablevision Systems Corp.	379,686	0.1
24,409	@	Carmax, Inc.	1,147,711	0.3
5,927		Carter’s, Inc.	425,499	0.1
7,196	@	Charter Communications, Inc.	984,125	0.3
16,506		Chico’s FAS, Inc.	310,973	0.1
3,360	@	Chipotle Mexican Grill, Inc.	1,790,141	0.5
164		Choice Hotels International, Inc.	8,054	0.0
12,539		Cinemark Holdings, Inc.	417,925	0.1
4,819		Clear Channel Outdoor Holdings, Inc.	48,865	0.0
30,546		Coach, Inc.	1,714,547	0.5
4,022		Coty, Inc — Class A	61,336	0.0
9,216		Darden Restaurants, Inc.	501,074	0.2
1,658	@	Deckers Outdoor Corp.	140,035	0.0
33,981	@	Delphi Automotive PLC	2,043,278	0.6
10,741		Dick’s Sporting Goods, Inc.	624,052	0.2
1,975		Dillard’s, Inc.	191,990	0.1
26,602	@	Discovery Communications, Inc. — Class A	2,405,353	0.7
22,662	@	Dish Network Corp. — Class A	1,312,583	0.4
35,567	@	Dollar General Corp.	2,145,401	0.6
22,620	@	Dollar Tree, Inc.	1,276,220	0.4
6,116		Domino’s Pizza, Inc.	425,979	0.1
7,115		DSW, Inc.	304,024	0.1
11,589		Dunkin’ Brands Group, Inc.	558,590	0.2
11,587		Expedia, Inc.	807,150	0.2
10,466		Family Dollar Stores, Inc.	679,976	0.2
2,011		Foot Locker, Inc.	83,336	0.0
5,260	@	Fossil Group, Inc.	630,884	0.2
30,350		Gap, Inc.	1,186,078	0.4
8,970		Gentex Corp.	295,920	0.1
15,918		Genuine Parts Co.	1,324,218	0.4
10,690		GNC Holdings, Inc.	624,831	0.2
26,709		Goodyear Tire & Rubber Co.	637,010	0.2
45,623	@	Groupon, Inc.	536,983	0.2
29,600		H&R Block, Inc.	859,584	0.3
10,712		Hanesbrands, Inc.	752,732	0.2
24,363		Harley-Davidson, Inc.	1,686,894	0.5
10,617		Hasbro, Inc.	584,041	0.2
6,139	@	HomeAway, Inc.	250,962	0.1
28,309		International Game Technology	514,091	0.2
21,375		Interpublic Group of Cos., Inc.	378,338	0.1
13,817	@	Jarden Corp.	847,673	0.3
26,092		L Brands, Inc.	1,613,790	0.5
8,568	@	Lamar Advertising Co.	447,678	0.1
1,024		Lear Corp.	82,913	0.0
4,753	@	Liberty Media Corp. — Interactive	139,501	0.0
3,999	@	Liberty Ventures	490,237	0.2
8,776		Lions Gate Entertainment Corp.	277,848	0.1
32,453	@	LKQ Corp.	1,067,704	0.3
32,325		Macy’s, Inc.	1,726,155	0.5
6,645	@	The Madison Square Garden, Inc.	382,619	0.1
22,350		Marriott International, Inc.	1,103,196	0.3
37,545		Mattel, Inc.	1,786,391	0.5
14,061		McGraw-Hill Cos., Inc.	1,099,570	0.3
21,904	@	Michael Kors Holdings Ltd.	1,778,386	0.5
2,249		Morningstar, Inc.	175,624	0.1
5,460	@	NetFlix, Inc.	2,010,208	0.6
18,155		Newell Rubbermaid, Inc.	588,404	0.2
15,766		Nordstrom, Inc.	974,339	0.3
2,760	@	Norwegian Cruise Line Holdings Ltd.	97,897	0.0
430	@	NVR, Inc.	441,184	0.1
28,105		Omnicom Group, Inc.	2,090,169	0.6
12,009	@	O’Reilly Automotive, Inc.	1,545,678	0.5
15,414	@	Pandora Media, Inc.	410,012	0.1
3,055	@	Panera Bread Co.	539,788	0.2
11,228		Petsmart, Inc.	816,837	0.3
7,041		Polaris Industries, Inc.	1,025,451	0.3
42,123		Pulte Homes, Inc.	858,046	0.3
7,804		PVH Corp.	1,061,500	0.3
6,522		Ralph Lauren Corp.	1,151,590	0.4
2,050		Regal Entertainment Group	39,873	0.0
23,893		Ross Stores, Inc.	1,790,303	0.5
18,450	@	Sally Beauty Holdings, Inc.	557,744	0.2
11,920		Scripps Networks Interactive — Class A	1,030,007	0.3
3,347		SeaWorld Entertainment, Inc.	96,293	0.0
17,978		Service Corp. International	325,941	0.1
801	@	Signet Jewelers Ltd.	63,039	0.0
7,178		Six Flags Entertainment Corp.	264,294	0.1
8,990		Starwood Hotels & Resorts Worldwide, Inc.	714,256	0.2
11,183	@	Starz	326,991	0.1
3,176	@	Taylor Morrison Home Corp.	71,301	0.0

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
6,557	@	Tempur Sealy International, Inc.	$353,816	0.1
9,088	@, L	Tesla Motors, Inc.	1,366,653	0.4
4,801		Thor Industries, Inc.	265,159	0.1
12,142		Tiffany & Co.	1,126,535	0.3
15,171		Tractor Supply Co.	1,176,966	0.4
12,182	@	TripAdvisor, Inc.	1,009,035	0.3
5,749		Tupperware Corp.	543,453	0.2
6,920	@	Ulta Salon Cosmetics & Fragrance, Inc.	667,918	0.2
9,101	@	Under Armour, Inc.	794,517	0.2
11,702	@	Urban Outfitters, Inc.	434,144	0.1
38,068		VF Corp.	2,373,159	0.7
5,411	@	Visteon Corp.	443,107	0.1
1,666	L	Weight Watchers International, Inc.	54,861	0.0
607		Whirlpool Corp.	95,214	0.0
10,620		Williams-Sonoma, Inc.	618,934	0.2
14,771		Wyndham Worldwide Corp.	1,088,475	0.3
8,764		Wynn Resorts Ltd.	1,702,056	0.5
847	@, L	zulily, Inc.	35,091	0.0
			85,820,611	25.6

		Consumer Staples: 8.0%
47,076		Avon Products, Inc.	810,649	0.2
16,439		Brown-Forman Corp.	1,242,295	0.4
12,563		Campbell Soup Co.	543,727	0.2
15,022		Church & Dwight Co., Inc.	995,658	0.3
11,966		Clorox Co.	1,109,966	0.3
28,221		Coca-Cola Enterprises, Inc.	1,245,393	0.4
41,908		ConAgra Foods, Inc.	1,412,299	0.4
15,730	@	Constellation Brands, Inc.	1,107,077	0.3
22,180		Dr Pepper Snapple Group, Inc.	1,080,610	0.3
18,591		Flowers Foods, Inc.	399,149	0.1
4,466	@	Fresh Market, Inc.	180,873	0.1
16,218	@, L	Green Mountain Coffee Roasters, Inc.	1,225,756	0.4
9,267	@, L	Herbalife Ltd.	729,313	0.2
16,302		Hershey Co.	1,585,043	0.5
13,373		Hillshire Brands Co.	447,193	0.1
14,575		Hormel Foods Corp.	658,353	0.2
1,026		Ingredion, Inc.	70,240	0.0
1,557		JM Smucker Co.	161,336	0.0
56,528		Kroger Co.	2,234,552	0.7
41,062		Lorillard, Inc.	2,081,022	0.6
14,339		McCormick & Co., Inc.	988,244	0.3
22,010		Mead Johnson Nutrition Co.	1,843,558	0.6
14,589	@	Monster Beverage Corp.	988,696	0.3
6,350		Nu Skin Enterprises, Inc.	877,697	0.3
2,189		Pinnacle Foods, Inc.	60,110	0.0
2,138		Safeway, Inc.	69,635	0.0
1,565	@	Sprouts Farmers Market, Inc.	60,143	0.0
15,202	@	WhiteWave Foods Co.	348,734	0.1
40,312		Whole Foods Market, Inc.	2,331,243	0.7
			26,888,564	8.0

		Energy: 5.5%
1,861	@	Antero Resources Corp.	118,062	0.0
1,211	@	Atwood Oceanics, Inc.	64,655	0.0
45,815		Cabot Oil & Gas Corp.	1,775,789	0.5
16,987	@	Cameron International Corp.	1,011,236	0.3
26,234	@	Cheniere Energy, Inc.	1,131,210	0.3
27,438	@	Cobalt International Energy, Inc.	451,355	0.1
11,384	@	Concho Resources, Inc.	1,229,472	0.4
4,642	@	Continental Resources, Inc.	522,318	0.2
1,775		CVR Energy, Inc.	77,088	0.0
8,280	@	Dresser-Rand Group, Inc.	493,736	0.2
4,413	@	Dril-Quip, Inc.	485,121	0.2
14,963		EQT Corp.	1,343,378	0.4
25,779	@	FMC Technologies, Inc.	1,345,922	0.4
1,045	@	Frank’s International N.V.	28,215	0.0
7,534	@	Gulfport Energy Corp.	475,772	0.1
11,092	@	Kosmos Energy, LLC	124,009	0.0
3,908	@	Laredo Petroleum Holdings, Inc.	108,212	0.0
4,996		Noble Energy, Inc.	340,278	0.1
10,943	@	Oasis Petroleum, Inc.	513,993	0.2
11,762		Oceaneering International, Inc.	927,787	0.3
10,957		Pioneer Natural Resources Co.	2,016,855	0.6
2,052		QEP Resources, Inc.	62,894	0.0
17,725		Range Resources Corp.	1,494,395	0.5
5,545	L	RPC, Inc.	98,978	0.0
7,203		SM Energy Co.	598,641	0.2
2,449	@, L	Solar City	139,152	0.0
38,209	@	Southwestern Energy Co.	1,502,760	0.5
1,069	@	Whiting Petroleum Corp.	66,139	0.0
1,562		World Fuel Services Corp.	67,416	0.0
			18,614,838	5.5

		Financials: 8.0%
5,732	@	Affiliated Managers Group, Inc.	1,243,156	0.4
1,269	@	Allied World Assurance Co. Holdings Ltd.	143,156	0.0
1,146		American Financial Group, Inc.	66,147	0.0
1,063		American Homes 4 Rent	17,221	0.0
6,987		Ameriprise Financial, Inc.	803,854	0.2
25,906	@	Aon PLC	2,173,254	0.6
8,703		Apartment Investment & Management Co.	225,495	0.1
950	@	Arch Capital Group Ltd.	56,705	0.0
13,777		Arthur J. Gallagher & Co.	646,555	0.2
602		Artisan Partners Asset Management, Inc.	39,244	0.0
3,366	@	Axis Capital Holdings Ltd.	160,121	0.1
1,599		Boston Properties, Inc.	160,492	0.1
5,868		Brown & Brown, Inc.	184,196	0.1
5,858		CBL & Associates Properties, Inc.	105,210	0.0
9,485		CBOE Holdings, Inc.	492,841	0.1
30,332	@	CBRE Group, Inc.	797,732	0.2
7,927		Corrections Corp. of America	254,219	0.1
10,971		Digital Realty Trust, Inc.	538,895	0.2
13,047		Eaton Vance Corp.	558,281	0.2
1,596	@	Endurance Specialty Holdings Ltd.	93,637	0.0
6,547		Equity Lifestyle Properties, Inc.	237,198	0.1
2,699		Erie Indemnity Co.	197,351	0.1

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
1,006		Extra Space Storage, Inc.	$42,383	0.0
4,661		Federal Realty Investment Trust	472,672	0.1
7,430	L	Federated Investors, Inc.	213,984	0.1
1,370		Hanover Insurance Group, Inc.	81,803	0.0
7,904		IntercontinentalExchange Group, Inc.	1,777,768	0.5
13,924	@	Lazard Ltd.	631,036	0.2
4,419		Leucadia National Corp.	125,234	0.0
4,834		LPL Financial Holdings, Inc.	227,343	0.1
21,138		Moody’s Corp.	1,658,699	0.5
5,495	@	MSCI, Inc. — Class A	240,241	0.1
2,370	@, L	Nationstar Mortgage Holdings, Inc.	87,595	0.0
11,266	@	Ocwen Financial Corp.	624,700	0.2
13,068		Omega Healthcare Investors, Inc.	389,426	0.1
19,228		Plum Creek Timber Co., Inc.	894,294	0.3
52,715		Progressive Corp.	1,437,538	0.4
13,700		Rayonier, Inc.	576,770	0.2
11,646	@	Realogy Holdings Corp.	576,128	0.2
4,173		Regency Centers Corp.	193,210	0.1
14,825		SEI Investments Co.	514,872	0.2
1,564		Senior Housing Properties Trust	34,768	0.0
520	@	Signature Bank	55,858	0.0
8,097		Spirit Realty Capital, Inc.	79,593	0.0
498	@, L	St. Joe Co.	9,557	0.0
28,189		T. Rowe Price Group, Inc.	2,361,393	0.7
10,263		Tanger Factory Outlet Centers, Inc.	328,621	0.1
1,271		Taubman Centers, Inc.	81,242	0.0
1,020	@	Validus Holdings Ltd.	41,096	0.0
14,374		Ventas, Inc.	823,343	0.2
3,941		Vornado Realty Trust	349,921	0.1
9,340		Waddell & Reed Financial, Inc.	608,221	0.2
63,288		Weyerhaeuser Co.	1,998,002	0.6
			26,732,271	8.0

		Health Care: 13.2%
18,853	@	Actavis PLC	3,167,304	0.9
4,416		Agilent Technologies, Inc.	252,551	0.1
21,212	@	Alexion Pharmaceuticals, Inc.	2,822,469	0.8
13,739	@	Alkermes PLC	558,628	0.2
25,099		AmerisourceBergen Corp.	1,764,711	0.5
20,766	@, L	Ariad Pharmaceuticals, Inc.	141,624	0.0
15,108	@	BioMarin Pharmaceuticals, Inc.	1,061,639	0.3
10,807	@	Brookdale Senior Living, Inc.	293,734	0.1
11,892	@	Bruker BioSciences Corp.	235,105	0.1
22,381	@	Catamaran Corp.	1,062,650	0.3
32,233	@	Cerner Corp.	1,796,667	0.5
2,425	@	Charles River Laboratories International, Inc.	128,622	0.0
1,835		Cigna Corp.	160,526	0.1
838	@	Community Health Systems, Inc.	32,908	0.0
3,891		Cooper Cos., Inc.	481,862	0.1
6,074	@	Covance, Inc.	534,876	0.2
8,748		CR Bard, Inc.	1,171,707	0.4
7,089	@	Cubist Pharmaceuticals, Inc.	488,219	0.2
20,022	@	DaVita, Inc.	1,268,794	0.4
4,347		Densply International, Inc.	210,743	0.1
12,278	@	Edwards Lifesciences Corp.	807,401	0.2
12,198	@	Endo Pharmaceuticals Holdings, Inc.	822,877	0.2
3,450	@	Envision Healthcare Holdings, Inc.	122,544	0.0
2,126	@	HCA Holdings, Inc.	101,432	0.0
28,186	@	Health Management Associates, Inc.	369,237	0.1
9,473	@	Henry Schein, Inc.	1,082,385	0.3
8,581	@	Hologic, Inc.	191,785	0.1
5,882	@	Idexx Laboratories, Inc.	625,668	0.2
13,520	@	Illumina, Inc.	1,495,582	0.4
11,185	@	Incyte Corp., Ltd.	566,297	0.2
5,638	@	Jazz Pharmaceuticals PLC	713,545	0.2
9,501	@	Laboratory Corp. of America Holdings	868,106	0.3
12,175	@	Life Technologies Corp.	922,865	0.3
8,148	@	Medivation, Inc.	520,005	0.2
7,076	@	Mednax, Inc.	377,717	0.1
3,281	@	Mettler Toledo International, Inc.	795,938	0.2
41,423	@	Mylan Laboratories	1,797,758	0.5
8,655	@, L	Myriad Genetics, Inc.	181,582	0.1
8,580		Patterson Cos., Inc.	353,496	0.1
13,704	@	Perrigo Co. PLC	2,103,016	0.6
6,354	@	Pharmacyclics, Inc.	672,126	0.2
2,270	@	Premier, Inc.	83,445	0.0
1,134		Quest Diagnostics	60,714	0.0
1,390	@	Quintiles Transnational Holdings, Inc.	64,413	0.0
15,483	L	Resmed, Inc.	728,940	0.2
6,665	@	Salix Pharmaceuticals Ltd.	599,450	0.2
10,916	@	Seattle Genetics, Inc.	435,439	0.1
5,974	@	Sirona Dental Systems, Inc.	419,375	0.1
19,591		St. Jude Medical, Inc.	1,213,663	0.4
1,898		Techne Corp.	179,684	0.1
11,247	@	Tenet Healthcare Corp.	473,724	0.1
8,289	@	Theravance, Inc.	295,503	0.1
5,057	@	United Therapeutics Corp.	571,846	0.2
6,636		Universal Health Services, Inc.	539,241	0.2
11,784	@	Varian Medical Systems, Inc.	915,499	0.3
1,052	@, L	Veeva Systems, Inc.	33,769	0.0
25,307	@	Vertex Pharmaceuticals, Inc.	1,880,310	0.6
9,314	@	Waters Corp.	931,400	0.3
1,033		Zimmer Holdings, Inc.	96,265	0.0
54,346		Zoetis, Inc.	1,776,571	0.5
			44,425,952	13.2

		Industrials: 15.5%
1,126	@	Aecom Technology Corp.	33,138	0.0
7,056		Alaska Air Group, Inc.	517,699	0.2

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
7,780	@	Allegion Public Ltd.	$343,798	0.1
439	@	Amerco, Inc.	104,412	0.0
12,430	@, L	American Airlines Group, Inc.	313,858	0.1
26,474		Ametek, Inc.	1,394,386	0.4
3,601		AO Smith Corp.	194,238	0.1
2,794	@	Armstrong World Industries, Inc.	160,962	0.0
11,714	@	Avis Budget Group, Inc.	473,480	0.1
8,413		Babcock & Wilcox Co.	287,640	0.1
10,047	@	BE Aerospace, Inc.	874,390	0.3
369		Carlisle Cos., Inc.	29,299	0.0
16,483		CH Robinson Worldwide, Inc.	961,618	0.3
10,932		Chicago Bridge & Iron Co. NV	908,886	0.3
3,206		Cintas Corp.	191,046	0.1
6,638	@	Clean Harbors, Inc.	398,014	0.1
9,305	@	Colfax Corp.	592,635	0.2
2,243		Con-way, Inc.	89,070	0.0
3,616	@	Copa Holdings S.A.	578,958	0.2
12,140	@	Copart, Inc.	444,931	0.1
4,867		Crane Co.	327,306	0.1
42,635		Delta Airlines, Inc.	1,171,183	0.4
14,711		Donaldson Co., Inc.	639,340	0.2
13,728		Dover Corp.	1,325,301	0.4
4,021		Dun & Bradstreet Corp.	493,578	0.1
13,102		Equifax, Inc.	905,217	0.3
22,461		Expeditors International Washington, Inc.	993,899	0.3
32,244		Fastenal Co.	1,531,912	0.5
15,541		Flowserve Corp.	1,225,097	0.4
10,606		Fluor Corp.	851,556	0.3
15,769		Fortune Brands Home & Security, Inc.	720,643	0.2
2,063	@	Genesee & Wyoming, Inc.	198,151	0.1
6,660		Graco, Inc.	520,279	0.2
633		Harsco Corp.	17,743	0.0
4,230	@	HD Supply Holdings, Inc	101,562	0.0
37,645	@	Hertz Global Holdings, Inc.	1,077,400	0.3
10,899	@	Hexcel Corp.	487,076	0.1
4,678		Hubbell, Inc.	509,434	0.2
5,449		Huntington Ingalls Industries, Inc.	490,464	0.1
8,330		IDEX Corp.	615,171	0.2
7,145	@	IHS, Inc.	855,257	0.3
23,130	@	Ingersoll-Rand PLC — Class A	1,424,808	0.4
16,670		Iron Mountain, Inc.	505,935	0.2
9,769		ITT Corp.	424,170	0.1
9,939		JB Hunt Transport Services, Inc.	768,285	0.2
11,977		Kansas City Southern	1,483,112	0.4
3,112		KAR Auction Services, Inc.	91,960	0.0
3,678	@	Kirby Corp.	365,042	0.1
5,059		Landstar System, Inc.	290,640	0.1
5,479		Lennox International, Inc.	466,044	0.1
9,031		Lincoln Electric Holdings, Inc.	644,272	0.2
14,504		Manitowoc Co., Inc.	338,233	0.1
38,789		Masco Corp.	883,226	0.3
3,909	@	MRC Global, Inc.	126,104	0.0
5,137		MSC Industrial Direct Co.	415,429	0.1
833	@, L	Navistar International Corp.	31,812	0.0
3,486	@	Nielsen Holdings NV	159,973	0.0
6,978		Nordson Corp.	518,465	0.2
7,718	@	Old Dominion Freight Line	409,208	0.1
4,963		Paccar, Inc.	293,661	0.1
12,097		Pall Corp.	1,032,479	0.3
9,509		Pitney Bowes, Inc.	221,560	0.1
4,860	@	Quanta Services, Inc.	153,382	0.0
15,172		Robert Half International, Inc.	637,072	0.2
15,180		Rockwell Automation, Inc.	1,793,669	0.5
13,139		Rockwell Collins, Inc.	971,235	0.3
6,918		Rollins, Inc.	209,546	0.1
10,763		Roper Industries, Inc.	1,492,613	0.4
10,701		RR Donnelley & Sons Co.	217,016	0.1
38,417	@	Seadrill LTD	1,578,170	0.5
716		Snap-On, Inc.	78,416	0.0
8,808		Southwest Airlines Co.	165,943	0.1
1,767	@	Spirit Aerosystems Holdings, Inc.	60,219	0.0
1,563		Stanley Black & Decker, Inc.	126,118	0.0
9,379	@	Stericycle, Inc.	1,089,558	0.3
6,288		Toro Co.	399,917	0.1
5,695		TransDigm Group, Inc.	917,009	0.3
1,141		Triumph Group, Inc.	86,796	0.0
38,689	@	United Continental Holdings, Inc.	1,463,605	0.4
10,243	@	United Rentals, Inc.	798,442	0.2
2,908		Valmont Industries, Inc.	433,641	0.1
16,453	@	Verisk Analytics, Inc.	1,081,291	0.3
6,348	@	WABCO Holdings, Inc.	592,967	0.2
10,459		Wabtec Corp.	776,790	0.2
12,661		Waste Connections, Inc.	552,399	0.2
6,411		WW Grainger, Inc.	1,637,498	0.5
1,284		Xylem, Inc.	44,426	0.0
			52,202,183	15.5

		Information Technology: 16.3%
10,934	@, L	3D Systems Corp.	1,016,097	0.3
65,821	@, L	Advanced Micro Devices, Inc.	254,727	0.1
19,318	@	Akamai Technologies, Inc.	911,423	0.3
5,347	@	Alliance Data Systems Corp.	1,405,887	0.4
12,004		Altera Corp.	390,490	0.1
17,371		Amphenol Corp.	1,549,146	0.5
14,469		Analog Devices, Inc.	736,906	0.2
10,131	@	Ansys, Inc.	883,423	0.3
86,324		Applied Materials, Inc.	1,527,072	0.5
46,607	@	Atmel Corp.	364,933	0.1
19,367	@	Autodesk, Inc.	974,741	0.3
24,501	@	Avago Technologies Ltd.	1,295,858	0.4
3,293		Booz Allen Hamilton Holding Corp.	63,061	0.0
13,173		Broadridge Financial Solutions ADR	520,597	0.2
30,753	@	Cadence Design Systems, Inc.	431,157	0.1
1,038	L	CDW Corp./DE	24,248	0.0
20,340	@	Citrix Systems, Inc.	1,286,505	0.4

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
2,593	@	CommScope Holding Co., Inc.	$49,060	0.0
5,071	@	Concur Technologies, Inc.	523,226	0.2
12,818	@	Cree, Inc.	802,022	0.2
2,045	@, L	Dolby Laboratories, Inc.	78,855	0.0
3,016		DST Systems, Inc.	273,672	0.1
25,265	@	Electronic Arts, Inc.	579,579	0.2
5,365	@	Equinix, Inc.	952,019	0.3
8,567	@	F5 Networks, Inc.	778,398	0.2
4,781		Factset Research Systems, Inc.	519,121	0.2
3,217		Fidelity National Information Services, Inc.	172,689	0.0
1,415	@	FireEye, Inc.	61,708	0.0
28,946	@	Fiserv, Inc.	1,709,261	0.5
7,380	@	FleetCor Technologies, Inc.	864,715	0.3
10,752		Flir Systems, Inc.	323,635	0.1
14,745	@	Fortinet, Inc.	282,072	0.1
2,872	@	Freescale Semiconductor Holdings Ltd.	46,096	0.0
10,193	@	Gartner, Inc.	724,213	0.2
18,434	@	Genpact Ltd.	338,633	0.1
8,287		Global Payments, Inc.	538,572	0.2
2,090		Harris Corp.	145,903	0.0
8,119		IAC/InterActiveCorp	557,694	0.2
11,752	@	Informatica Corp.	487,708	0.1
32,274		Intuit, Inc.	2,463,152	0.7
3,522	@, L	IPG Photonics Corp.	273,342	0.1
9,359		Jack Henry & Associates, Inc.	554,146	0.2
19,365	@	JDS Uniphase Corp.	251,358	0.1
10,188	@	Juniper Networks, Inc.	229,943	0.1
4,141	@	Lam Research Corp.	225,477	0.1
7,975		Lender Processing Services, Inc.	298,105	0.1
25,352		Linear Technology Corp.	1,154,784	0.3
10,522	@	LinkedIn Corp.	2,281,485	0.7
7,258		LSI Logic Corp.	79,983	0.0
31,634		Maxim Integrated Products	882,905	0.3
21,426		Microchip Technology, Inc.	958,813	0.3
1,273	@	Micros Systems, Inc.	73,032	0.0
24,895		Motorola Solutions, Inc.	1,680,412	0.5
10,556		National Instruments Corp.	338,003	0.1
17,867	@	NCR Corp.	608,550	0.2
36,967		NetApp, Inc.	1,520,822	0.5
3,807	@	NetSuite, Inc.	392,197	0.1
7,151	@	NeuStar, Inc.	356,549	0.1
46,957	@	ON Semiconductor Corp.	386,926	0.1
3,626	@	Palo Alto Networks, Inc.	208,386	0.1
31,826		Paychex, Inc.	1,449,038	0.4
12,277	@	Rackspace Hosting, Inc.	480,399	0.1
20,610	@	Red Hat, Inc.	1,154,984	0.3
16,780	@	Riverbed Technolgoy, Inc.	303,382	0.1
1,373	@	Rovi Corp.	27,034	0.0
11,146		Sandisk Corp.	786,239	0.2
8,583	@	ServiceNow, Inc.	480,734	0.1
4,076	@	Silicon Laboratories, Inc.	176,532	0.1
17,267	@	Skyworks Solutions, Inc.	493,146	0.1
7,116	@	SolarWinds, Inc.	269,198	0.1
7,487		Solera Holdings, Inc.	529,780	0.2
11,153	@	Splunk, Inc.	765,877	0.2
1,906	@	Stratasys Ltd.	256,738	0.1
55,125		Symantec Corp.	1,299,848	0.4
1,072	@	Tableau Software, Inc.	73,893	0.0
17,761	@	Teradata Corp.	807,948	0.2
17,833	@	TIBCO Software, Inc.	400,886	0.1
13,779		Total System Services, Inc.	458,565	0.1
27,804	@	Trimble Navigation Ltd.	964,799	0.3
9,507	@	Vantiv, Inc.	310,023	0.1
14,096	@	VeriSign, Inc.	842,659	0.2
60,565		Western Union Co.	1,044,746	0.3
4,026	@	Workday, Inc.	334,802	0.1
28,683		Xilinx, Inc.	1,317,123	0.4
514	@	Zebra Technologies Corp.	27,797	0.0
			54,719,662	16.3

		Materials: 5.8%
7,121		Airgas, Inc.	796,484	0.2
3,363		Albemarle Corp.	213,181	0.1
5,083		Aptargroup, Inc.	344,678	0.1
3,496		Avery Dennison Corp.	175,464	0.1
16,168		Ball Corp.	835,239	0.2
4,906		Bemis Co., Inc.	200,950	0.1
17,351		Celanese Corp.	959,684	0.3
3,621		Compass Minerals International, Inc.	289,861	0.1
13,335	@	Crown Holdings, Inc.	594,341	0.2
5,380		Eagle Materials, Inc.	416,573	0.1
16,833		Eastman Chemical Co.	1,358,423	0.4
14,797		FMC Corp.	1,116,582	0.3
715		Greif, Inc. — Class A	37,466	0.0
8,857		International Flavors & Fragrances, Inc.	761,525	0.2
41,582		International Paper Co.	2,038,765	0.6
5,007		Martin Marietta Materials, Inc.	500,400	0.2
1,031		NewMarket Corp.	344,509	0.1
10,511	@	Owens-Illinois, Inc.	376,084	0.1
10,659		Packaging Corp. of America	674,502	0.2
5,629		Rock-Tenn Co.	591,101	0.2
6,131		Rockwood Holdings, Inc.	440,942	0.1
1,850		Royal Gold, Inc.	85,229	0.0
13,481		RPM International, Inc.	559,596	0.2
4,669		Scotts Miracle-Gro Co.	290,505	0.1
21,285		Sealed Air Corp.	724,754	0.2
9,627		Sherwin-Williams Co.	1,766,555	0.5
12,348		Sigma-Aldrich Corp.	1,160,835	0.3
4,793		Silgan Holdings, Inc.	230,160	0.1
1,230	@	Tahoe Resources, Inc.	20,467	0.0
9,687		Valspar Corp.	690,586	0.2
1,906		Westlake Chemical Corp.	232,665	0.1
7,189	@	WR Grace & Co.	710,776	0.2
			19,538,882	5.8

		Telecommunication Services: 1.5%
36,311	@	Crown Castle International Corp.	2,666,317	0.8
5,906	@	Level 3 Communications, Inc.	195,902	0.1
13,868	@	SBA Communications Corp.	1,245,901	0.4
16,341	@	TW Telecom, Inc.	497,910	0.1

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: (continued)
60,881	L	Windstream Holdings, Inc.	$485,831	0.1
			5,091,861	1.5

		Utilities: 0.7%
16,749		Aqua America, Inc.	395,109	0.1
4,939	@	Calpine Corp.	96,360	0.0
5,687		ITC Holdings Corp.	544,928	0.2
21,059		Oneok, Inc.	1,309,449	0.4
2,564		Questar Corp.	58,946	0.0
			2,404,792	0.7

		Total Common Stock (Cost $190,011,925)	336,439,616	100.1

PREFERRED STOCK: 0.0%
		Telecommunication Services: 0.0%
161	@	Intelsat SA	3,629	0.0

		Total Preferred Stock (Cost $3,219)	3,629	0.0

		Total Long-Term Investments (Cost $190,015,144)	336,443,245	100.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateralcc(1): 1.9%
1,532,343		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,532,344, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,562,990, due 01/15/14-05/01/51)	1,532,343	0.4
1,532,343		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,532,345, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,562,990, due 12/15/15-08/15/53)	1,532,343	0.5
1,532,343		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,532,346, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,562,990, due 01/24/14-02/01/47)	1,532,343	0.4
1,532,343		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,532,344, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,562,990, due 06/01/17-09/01/44)	1,532,343	0.5
322,594		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $322,594, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $329,046, due 01/23/14-08/15/23)	322,594	0.1
			6,451,966	1.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
785,001		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $785,001)	785,001	0.3

		Total Short-Term Investments (Cost $7,236,967)	7,236,967	2.2

		Total Investments in Securities (Cost $197,252,111)	$343,680,212	102.3
		Liabilities in Excess of Other Assets	(7,750,499)	(2.3)
		Net Assets	$335,929,713	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $197,715,104.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,557,895
Gross Unrealized Depreciation	(2,592,787)
Net Unrealized Appreciation	$145,965,108

ING RUSSELLTM MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.0%
		Consumer Discretionary: 18.2%
31,299		Aaron’s, Inc.	$920,191	0.0
32,359		Abercrombie & Fitch Co.	1,064,935	0.0
82,253		ADT Corp.	3,328,779	0.1
29,739		Advance Auto Parts, Inc.	3,291,513	0.1
14,192		Allison Transmission Holdings, Inc.	391,841	0.0
24,828	@	AMC Networks, Inc.	1,691,035	0.1
79,585		American Eagle Outfitters	1,146,024	0.1
40,287	@	Apollo Group, Inc. — Class A	1,100,641	0.0
52,694	@	Ascena Retail Group, Inc.	1,115,005	0.0
20,992	@	Autonation, Inc.	1,043,093	0.0
14,464	@	Autozone, Inc.	6,912,924	0.3
15,974	@	Bally Technologies, Inc.	1,253,160	0.1
89,123	@	Bed Bath & Beyond, Inc.	7,156,577	0.3
111,340		Best Buy Co., Inc.	4,440,239	0.2
24,022	@	Big Lots, Inc.	775,670	0.0
94,244		BorgWarner, Inc.	5,269,182	0.2
26,994		Brinker International, Inc.	1,250,902	0.1
41,440		Burger King Worldwide Inc.	947,318	0.0
19,650	@	Cabela’s, Inc.	1,309,869	0.1
80,443		Cablevision Systems Corp.	1,442,343	0.1
91,576	@	Carmax, Inc.	4,305,904	0.2
24,470		Carter’s, Inc.	1,756,701	0.1
26,991	@	Charter Communications, Inc.	3,691,289	0.2
66,986		Chico’s FAS, Inc.	1,262,016	0.1
12,606	@	Chipotle Mexican Grill, Inc.	6,716,225	0.3
11,422		Choice Hotels International, Inc.	560,934	0.0
47,654		Cinemark Holdings, Inc.	1,588,308	0.1
17,448		Clear Channel Outdoor Holdings, Inc.	176,923	0.0
114,588		Coach, Inc.	6,431,824	0.3
23,489		Coty, Inc — Class A	358,207	0.0
24,945		CST Brands, Inc.	915,980	0.0
52,922		Darden Restaurants, Inc.	2,877,369	0.1
14,227	@	Deckers Outdoor Corp.	1,201,612	0.1
127,477	@	Delphi Automotive PLC	7,665,192	0.3
25,955		DeVry, Inc.	921,403	0.0
40,271		Dick’s Sporting Goods, Inc.	2,339,745	0.1
11,157		Dillard’s, Inc.	1,084,572	0.0
99,794	@	Discovery Communications, Inc. — Class A	9,023,373	0.4
85,024	@	Dish Network Corp. — Class A	4,924,590	0.2
133,424	@	Dollar General Corp.	8,048,136	0.3
84,831	@	Dollar Tree, Inc.	4,786,165	0.2
23,252		Domino’s Pizza, Inc.	1,619,502	0.1
116,039	@	D.R. Horton, Inc.	2,589,990	0.1
30,454	@	DreamWorks Animation SKG, Inc.	1,081,117	0.0
29,404		DSW, Inc.	1,256,433	0.1
43,444		Dunkin’ Brands Group, Inc.	2,094,001	0.1
43,474		Expedia, Inc.	3,028,399	0.1
39,241		Family Dollar Stores, Inc.	2,549,488	0.1
61,231		Foot Locker, Inc.	2,537,413	0.1
20,978	@	Fossil Group, Inc.	2,516,101	0.1
48,457		GameStop Corp.	2,386,992	0.1
93,291		Gannett Co., Inc.	2,759,548	0.1
113,818		Gap, Inc.	4,448,007	0.2
50,018	@, L	Garmin Ltd.	2,311,832	0.1
58,560		Gentex Corp.	1,931,894	0.1
63,192		Genuine Parts Co.	5,256,942	0.2
40,086		GNC Holdings, Inc.	2,343,027	0.1
100,146		Goodyear Tire & Rubber Co.	2,388,482	0.1
1,805	@	Graham Holdings Co.	1,197,293	0.1
173,400	@	Groupon, Inc.	2,040,918	0.1
24,487		Guess?, Inc.	760,811	0.0
111,063		H&R Block, Inc.	3,225,270	0.1
40,167		Hanesbrands, Inc.	2,822,535	0.1
91,406		Harley-Davidson, Inc.	6,328,951	0.3
27,708		Harman International Industries, Inc.	2,267,900	0.1
46,794		Hasbro, Inc.	2,574,138	0.1
23,355	@	HomeAway, Inc.	954,752	0.0
18,506	@	Hyatt Hotels Corp.	915,307	0.0
106,146		International Game Technology	1,927,611	0.1
174,727		Interpublic Group of Cos., Inc.	3,092,668	0.1
51,834	@	Jarden Corp.	3,180,016	0.1
97,688	@, L	JC Penney Co., Inc.	893,845	0.0
18,813		John Wiley & Sons, Inc.	1,038,478	0.0
90,543		Kohl’s Corp.	5,138,315	0.2
97,870		L Brands, Inc.	6,053,260	0.3
32,543	@	Lamar Advertising Co.	1,700,372	0.1
32,880		Lear Corp.	2,662,294	0.1
58,239		Leggett & Platt, Inc.	1,801,915	0.1
67,384		Lennar Corp.	2,665,711	0.1
39,019	@	Liberty Media Corp.	5,714,333	0.2
215,991	@	Liberty Media Corp. — Interactive	6,339,336	0.3
15,185	@	Liberty Ventures	1,861,529	0.1
33,372		Lions Gate Entertainment Corp.	1,056,558	0.0
121,772	@	LKQ Corp.	4,006,299	0.2
156,452		Macy’s, Inc.	8,354,537	0.4
25,252	@	The Madison Square Garden, Inc.	1,454,010	0.1
94,964		Marriott International, Inc.	4,687,423	0.2
140,824		Mattel, Inc.	6,700,406	0.3
111,768		McGraw-Hill Cos., Inc.	8,740,258	0.4
151,560	@	MGM Resorts International	3,564,691	0.2
82,169	@	Michael Kors Holdings Ltd.	6,671,301	0.3
24,722	@	Mohawk Industries, Inc.	3,681,106	0.2
8,535		Morningstar, Inc.	666,498	0.0
19,648	@	Murphy USA, Inc.	816,571	0.0
20,481	@	NetFlix, Inc.	7,540,490	0.3
117,646		Newell Rubbermaid, Inc.	3,812,907	0.2
59,124		Nordstrom, Inc.	3,653,863	0.2
11,203	@	Norwegian Cruise Line Holdings Ltd.	397,370	0.0
1,934	@	NVR, Inc.	1,984,303	0.1
105,443		Omnicom Group, Inc.	7,841,796	0.3
45,051	@	O’Reilly Automotive, Inc.	5,798,514	0.2
58,377	@	Pandora Media, Inc.	1,552,828	0.1

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
11,459	@	Panera Bread Co.	$2,024,691	0.1
28,068	@	Penn National Gaming, Inc.	402,214	0.0
42,125		Petsmart, Inc.	3,064,594	0.1
26,413		Polaris Industries, Inc.	3,846,789	0.2
157,956		Pulte Homes, Inc.	3,217,564	0.1
33,050		PVH Corp.	4,495,461	0.2
24,457		Ralph Lauren Corp.	4,318,373	0.2
33,956		Regal Entertainment Group	660,444	0.0
89,627		Ross Stores, Inc.	6,715,751	0.3
66,613	@	Royal Caribbean Cruises Ltd.	3,158,788	0.1
69,188	@	Sally Beauty Holdings, Inc.	2,091,553	0.1
44,715		Scripps Networks Interactive — Class A	3,863,823	0.2
17,885	@, L	Sears Holding Corp.	877,080	0.0
12,578		SeaWorld Entertainment, Inc.	361,869	0.0
87,495		Service Corp. International	1,586,284	0.1
32,806	@	Signet Jewelers Ltd.	2,581,832	0.1
27,340		Six Flags Entertainment Corp.	1,006,659	0.0
270,682		Staples, Inc.	4,301,137	0.2
79,340		Starwood Hotels & Resorts Worldwide, Inc.	6,303,563	0.3
48,006	@	Starz	1,403,695	0.1
13,080	@	Taylor Morrison Home Corp.	293,646	0.0
24,942	@	Tempur Sealy International, Inc.	1,345,870	0.1
34,092	@, L	Tesla Motors, Inc.	5,126,755	0.2
18,237		Thor Industries, Inc.	1,007,230	0.0
45,549		Tiffany & Co.	4,226,036	0.2
68,993	@	Toll Brothers, Inc.	2,552,741	0.1
56,926		Tractor Supply Co.	4,416,319	0.2
45,704	@	TripAdvisor, Inc.	3,785,662	0.2
43,889	@	TRW Automotive Holdings Corp.	3,264,903	0.1
21,564		Tupperware Corp.	2,038,445	0.1
25,961	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,505,756	0.1
34,150	@	Under Armour, Inc.	2,981,295	0.1
44,475	@	Urban Outfitters, Inc.	1,650,023	0.1
142,824		VF Corp.	8,903,648	0.4
20,559	@	Visteon Corp.	1,683,577	0.1
11,127	L	Weight Watchers International, Inc.	366,412	0.0
117,035		Wendy’s Company	1,020,545	0.0
32,272		Whirlpool Corp.	5,062,186	0.2
39,839		Williams-Sonoma, Inc.	2,321,817	0.1
55,390		Wyndham Worldwide Corp.	4,081,689	0.2
32,881		Wynn Resorts Ltd.	6,385,819	0.3
			431,028,702	18.2

		Consumer Staples: 5.6%
176,569		Avon Products, Inc.	3,040,518	0.1
65,613		Beam, Inc.	4,465,621	0.2
61,661		Brown-Forman Corp.	4,659,722	0.2
59,983	@	Bunge Ltd.	4,925,204	0.2
71,516		Campbell Soup Co.	3,095,213	0.1
56,359		Church & Dwight Co., Inc.	3,735,475	0.2
53,691		Clorox Co.	4,980,377	0.2
105,870		Coca-Cola Enterprises, Inc.	4,672,043	0.2
169,917		ConAgra Foods, Inc.	5,726,203	0.2
62,705	@	Constellation Brands, Inc.	4,413,178	0.2
38,493	@	Dean Foods Co.	661,695	0.0
83,201		Dr Pepper Snapple Group, Inc.	4,053,553	0.2
25,372		Energizer Holdings, Inc.	2,746,265	0.1
70,633		Flowers Foods, Inc.	1,516,491	0.1
16,976	@	Fresh Market, Inc.	687,528	0.0
60,830	@, L	Green Mountain Coffee Roasters, Inc.	4,597,531	0.2
34,762	@, L	Herbalife Ltd.	2,735,769	0.1
61,149		Hershey Co.	5,945,517	0.2
50,838		Hillshire Brands Co.	1,700,023	0.1
54,693		Hormel Foods Corp.	2,470,483	0.1
31,577		Ingredion, Inc.	2,161,761	0.1
43,733		JM Smucker Co.	4,531,613	0.2
212,040		Kroger Co.	8,381,941	0.4
154,031		Lorillard, Inc.	7,806,291	0.3
53,794		McCormick & Co., Inc.	3,707,482	0.2
82,556		Mead Johnson Nutrition Co.	6,914,891	0.3
56,955		Molson Coors Brewing Co.	3,198,023	0.1
54,732	@	Monster Beverage Corp.	3,709,188	0.2
23,813		Nu Skin Enterprises, Inc.	3,291,433	0.1
13,846		Pinnacle Foods, Inc.	380,211	0.0
98,247		Safeway, Inc.	3,199,905	0.1
8,379	@	Sprouts Farmers Market, Inc.	322,005	0.0
114,189		Tyson Foods, Inc.	3,820,764	0.2
57,237	@	WhiteWave Foods Co.	1,313,017	0.1
151,245		Whole Foods Market, Inc.	8,746,498	0.4
			132,313,432	5.6

		Energy: 6.2%
15,375	@	Antero Resources Corp.	975,390	0.0
23,663	@	Atwood Oceanics, Inc.	1,263,368	0.1
171,845		Cabot Oil & Gas Corp.	6,660,712	0.3
101,153	@	Cameron International Corp.	6,021,638	0.3
98,371	@	Cheniere Energy, Inc.	4,241,757	0.2
236,234		Chesapeake Energy Corp.	6,411,391	0.3
35,249		Cimarex Energy Co.	3,697,973	0.2
112,239	@	Cobalt International Energy, Inc.	1,846,331	0.1
42,702	@	Concho Resources, Inc.	4,611,816	0.2
93,241		Consol Energy, Inc.	3,546,888	0.1
17,419	@	Continental Resources, Inc.	1,959,986	0.1
6,449		CVR Energy, Inc.	280,080	0.0
152,113	@	Denbury Resources, Inc.	2,499,217	0.1
28,435		Diamond Offshore Drilling	1,618,520	0.1
31,467	@	Dresser-Rand Group, Inc.	1,876,377	0.1
16,760	@	Dril-Quip, Inc.	1,842,427	0.1
61,350		EQT Corp.	5,508,003	0.2
96,696	@	FMC Technologies, Inc.	5,048,498	0.2
14,196	@	Frank’s International N.V.	383,292	0.0
18,055	@, L	Golar LNG Ltd.	655,216	0.0
31,545	@	Gulfport Energy Corp.	1,992,067	0.1
38,667		Helmerich & Payne, Inc.	3,251,121	0.1
81,940		HollyFrontier Corp.	4,071,599	0.2
41,687	@	Kosmos Energy, LLC	466,061	0.0
16,039	@	Laredo Petroleum Holdings, Inc.	444,120	0.0

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Energy: (continued)
97,629	@	McDermott International, Inc.	$894,282	0.0
77,882		Murphy Oil Corp.	5,052,984	0.2
120,137	@	Nabors Industries Ltd.	2,041,128	0.1
55,932	@	Newfield Exploration Co.	1,377,605	0.1
146,233		Noble Energy, Inc.	9,959,930	0.4
38,143	@	Oasis Petroleum, Inc.	1,791,577	0.1
44,111		Oceaneering International, Inc.	3,479,476	0.1
22,413	@	Oil States International, Inc.	2,279,850	0.1
60,703		Patterson-UTI Energy, Inc.	1,537,000	0.1
9,701	L	PBF Energy, Inc.	305,193	0.0
110,000		Peabody Energy Corp.	2,148,300	0.1
55,686		Pioneer Natural Resources Co.	10,250,122	0.4
73,087		QEP Resources, Inc.	2,240,116	0.1
66,488		Range Resources Corp.	5,605,603	0.2
51,287	@	Rowan Companies PLC	1,813,508	0.1
26,013	L	RPC, Inc.	464,332	0.0
204,342	@, L	SandRidge Energy, Inc.	1,240,356	0.1
27,013		SM Energy Co.	2,245,050	0.1
8,928	@	Solar City	507,289	0.0
143,341	@	Southwestern Energy Co.	5,637,601	0.2
65,931		Superior Energy Services	1,754,424	0.1
15,671	@	Teekay Corp.	752,365	0.0
55,368		Tesoro Corp.	3,239,028	0.1
20,460		Tidewater, Inc.	1,212,664	0.0
63,147	@, L	Ultra Petroleum Corp.	1,367,133	0.1
20,270	@	Unit Corp.	1,046,337	0.0
48,031	@	Whiting Petroleum Corp.	2,971,678	0.1
30,014		World Fuel Services Corp.	1,295,404	0.1
82,716	@	WPX Energy, Inc.	1,685,752	0.1
			147,369,935	6.2

		Financials: 19.2%
21,504	@	Affiliated Managers Group, Inc.	4,663,787	0.2
29,134		Alexandria Real Estate Equities, Inc.	1,853,505	0.1
6,844	@	Alleghany Corp.	2,737,326	0.1
14,282	@	Allied World Assurance Co. Holdings Ltd.	1,611,152	0.1
43,279		American Campus Communities, Inc.	1,394,017	0.1
161,662		American Capital Agency Corp.	3,118,460	0.1
123,629	@	American Capital Ltd.	1,933,558	0.1
32,090		American Financial Group, Inc.	1,852,235	0.1
20,845		American Homes 4 Rent	337,689	0.0
3,000		American National Insurance	343,620	0.0
82,170		Ameriprise Financial, Inc.	9,453,658	0.4
386,272		Annaly Capital Management, Inc.	3,851,132	0.2
126,046	@	Aon PLC	10,573,999	0.4
60,303		Apartment Investment & Management Co.	1,562,451	0.1
54,263	@	Arch Capital Group Ltd.	3,238,958	0.1
109,330		Ares Capital Corp.	1,942,794	0.1
51,685		Arthur J. Gallagher & Co.	2,425,577	0.1
5,259		Artisan Partners Asset Management, Inc.	342,834	0.0
27,369	@	Aspen Insurance Holdings Ltd.	1,130,613	0.0
69,222		Associated Banc-Corp.	1,204,463	0.0
31,388		Assurant, Inc.	2,083,222	0.1
69,633	@	Assured Guaranty Ltd.	1,642,642	0.1
52,751		AvalonBay Communities, Inc.	6,236,751	0.3
48,607	@	Axis Capital Holdings Ltd.	2,312,235	0.1
18,511		Bank of Hawaii Corp.	1,094,741	0.0
26,585		BankUnited, Inc.	875,178	0.0
76,967		BioMed Realty Trust, Inc.	1,394,642	0.1
10,933		BOK Financial Corp.	725,077	0.0
61,863		Boston Properties, Inc.	6,209,189	0.3
64,716		Brandywine Realty Trust	911,848	0.0
31,849		BRE Properties, Inc.	1,742,459	0.1
19,364		Brixmor Property Group, Inc.	393,670	0.0
48,735		Brown & Brown, Inc.	1,529,792	0.1
34,929		Camden Property Trust	1,986,762	0.1
80,893		CapitalSource, Inc.	1,162,432	0.0
67,411		CBL & Associates Properties, Inc.	1,210,702	0.0
35,569		CBOE Holdings, Inc.	1,848,165	0.1
113,775	@	CBRE Group, Inc.	2,992,282	0.1
424,550		Chimera Investment Corp.	1,316,105	0.1
66,642		Cincinnati Financial Corp.	3,490,042	0.1
82,050		CIT Group, Inc.	4,277,266	0.2
19,274		City National Corp.	1,526,886	0.1
10,913		CNA Financial Corp.	468,059	0.0
76,103		Comerica, Inc.	3,617,937	0.2
31,350		Commerce Bancshares, Inc.	1,407,908	0.1
48,919		CommonWealth REIT	1,140,302	0.0
35,472		Corporate Office Properties Trust SBI MD	840,332	0.0
47,607		Corrections Corp. of America	1,526,756	0.1
21,488		Cullen/Frost Bankers, Inc.	1,599,352	0.1
109,102		DDR Corp.	1,676,898	0.1
52,351		Digital Realty Trust, Inc.	2,571,481	0.1
58,920		Douglas Emmett, Inc.	1,372,247	0.1
131,088		Duke Realty Corp.	1,971,564	0.1
116,894	@	E*Trade Financial Corp.	2,295,798	0.1
55,507		East-West Bancorp., Inc.	1,941,080	0.1
48,928		Eaton Vance Corp.	2,093,629	0.1
17,811	@	Endurance Specialty Holdings Ltd.	1,044,971	0.0
34,414		Equity Lifestyle Properties, Inc.	1,246,819	0.1
10,269		Erie Indemnity Co.	750,869	0.0
15,637		Essex Property Trust, Inc.	2,244,066	0.1
20,379	@	Everest Re Group Ltd.	3,176,475	0.1
45,254		Extra Space Storage, Inc.	1,906,551	0.1
26,614		Federal Realty Investment Trust	2,698,926	0.1
38,307	L	Federated Investors, Inc.	1,103,242	0.0
101,798		Fidelity National Financial, Inc.	3,303,345	0.1
356,660		Fifth Third Bancorp.	7,500,560	0.3
3,121		First Citizens BancShares, Inc.	694,828	0.0
99,697		First Horizon National Corp.	1,161,470	0.0

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
144,255		First Niagara Financial Group, Inc.	$1,531,988	0.1
47,444		First Republic Bank	2,483,693	0.1
65,266	@	Forest City Enterprises, Inc.	1,246,581	0.1
80,614		Fulton Financial Corp.	1,054,431	0.0
28,068		Gaming and Leisure Properties, Inc.	1,426,135	0.1
228,397		General Growth Properties, Inc.	4,583,928	0.2
201,037	@	Genworth Financial, Inc.	3,122,105	0.1
18,164		Hanover Insurance Group, Inc.	1,084,572	0.0
185,901		Hartford Financial Services Group, Inc.	6,735,193	0.3
40,818		Hatteras Financial Corp.	666,966	0.0
40,943		HCC Insurance Holdings, Inc.	1,889,110	0.1
185,318		HCP, Inc.	6,730,750	0.3
116,041		Health Care Real Estate Investment Trust, Inc.	6,216,316	0.3
46,016		Healthcare Trust of America, Inc.	452,797	0.0
23,444		Home Properties, Inc.	1,257,067	0.1
57,753		Hospitality Properties Trust	1,561,064	0.1
303,666		Host Hotels & Resorts, Inc.	5,903,267	0.2
16,323	@	Howard Hughes Corp.	1,960,392	0.1
215,512		Hudson City Bancorp., Inc.	2,032,278	0.1
341,890		Huntington Bancshares, Inc.	3,299,238	0.1
31,006	**	ING U.S., INC	1,089,861	0.0
19,290		Interactive Brokers Group, Inc.	469,519	0.0
46,540		IntercontinentalExchange Group, Inc.	10,467,777	0.4
181,275	@	Invesco Ltd.	6,598,410	0.3
17,988		Jones Lang LaSalle, Inc.	1,841,791	0.1
19,669		Kemper Corp.	804,069	0.0
375,398		Keycorp	5,037,841	0.2
33,513		Kilroy Realty Corp.	1,681,682	0.1
166,628		Kimco Realty Corp.	3,290,903	0.1
52,219	@	Lazard Ltd.	2,366,565	0.1
45,886		Legg Mason, Inc.	1,995,123	0.1
120,631		Leucadia National Corp.	3,418,683	0.1
53,471		Liberty Property Trust	1,811,063	0.1
109,481		Lincoln National Corp.	5,651,409	0.2
23,376		LPL Financial Holdings, Inc.	1,099,373	0.0
52,611		M&T Bank Corp.	6,124,973	0.3
56,062		Macerich Co.	3,301,491	0.1
36,293		Mack-Cali Realty Corp.	779,574	0.0
5,624	@	Markel Corp.	3,263,888	0.1
58,500	@	MBIA, Inc.	698,490	0.0
11,079		Mercury General Corp.	550,737	0.0
149,159		MFA Mortgage Investments, Inc.	1,053,063	0.0
30,732		Mid-America Apartment Communities, Inc.	1,866,662	0.1
79,293		Moody’s Corp.	6,222,122	0.3
49,215	@	MSCI, Inc. — Class A	2,151,680	0.1
45,411		Nasdaq Stock Market, Inc.	1,807,358	0.1
48,888	L	National Retail Properties, Inc.	1,482,773	0.1
8,844	@, L	Nationstar Mortgage Holdings, Inc.	326,874	0.0
179,705		New York Community Bancorp., Inc.	3,028,029	0.1
97,549		Northern Trust Corp.	6,037,308	0.3
42,250	@	Ocwen Financial Corp.	2,342,762	0.1
107,180		Old Republic International Corp.	1,850,999	0.1
47,979		Omega Healthcare Investors, Inc.	1,429,774	0.1
22,066	@	PartnerRe Ltd.	2,326,418	0.1
127,398		People’s United Financial, Inc.	1,926,258	0.1
69,234	L	Piedmont Office Realty Trust, Inc.	1,143,746	0.0
72,151		Plum Creek Timber Co., Inc.	3,355,743	0.1
42,685	@	Popular, Inc.	1,226,340	0.1
22,561		Post Properties, Inc.	1,020,434	0.0
119,621		Principal Financial Group, Inc.	5,898,511	0.2
25,523		ProAssurance Corp.	1,237,355	0.1
245,957		Progressive Corp.	6,707,247	0.3
203,140		ProLogis, Inc.	7,506,023	0.3
32,412		Protective Life Corp.	1,641,992	0.1
49,710		Raymond James Financial, Inc.	2,594,365	0.1
51,857		Rayonier, Inc.	2,183,180	0.1
48,988	@	Realogy Holdings Corp.	2,423,436	0.1
80,006		Realty Income Corp.	2,986,624	0.1
37,334		Regency Centers Corp.	1,728,564	0.1
576,386		Regions Financial Corp.	5,700,458	0.2
29,569		Reinsurance Group of America, Inc.	2,288,936	0.1
18,143	@	RenaissanceRe Holdings Ltd.	1,766,040	0.1
55,336		Retail Properties of America, Inc.	703,874	0.0
58,792		SEI Investments Co.	2,041,846	0.1
76,657		Senior Housing Properties Trust	1,704,085	0.1
19,259	@	Signature Bank	2,068,802	0.1
37,340		SL Green Realty Corp.	3,449,469	0.1
181,179		SLM Corp.	4,761,384	0.2
150,901		Spirit Realty Capital, Inc.	1,483,357	0.1
27,500	@, L	St. Joe Co.	527,725	0.0
18,302		Stancorp Financial Group, Inc.	1,212,507	0.1
80,324		Starwood Property Trust, Inc.	2,224,975	0.1
220,259		SunTrust Bank	8,107,734	0.3
18,373	@	SVB Financial Group	1,926,593	0.1
403,795		Synovus Financial Corp.	1,453,662	0.1
105,741		T. Rowe Price Group, Inc.	8,857,924	0.4
39,015		Tanger Factory Outlet Centers, Inc.	1,249,260	0.1
26,348		Taubman Centers, Inc.	1,684,164	0.1
67,655		TCF Financial Corp.	1,099,394	0.0
94,915		TD Ameritrade Holding Corp.	2,908,196	0.1
32,467	@	TFS Financial Corp.	393,338	0.0
37,719		Torchmark Corp.	2,947,740	0.1
150,824		Two Harbors Investment Corp.	1,399,647	0.1
102,224		UDR, Inc.	2,386,930	0.1
108,852		UnumProvident Corp.	3,818,528	0.2

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
43,087	@	Validus Holdings Ltd.	$1,735,975	0.1
82,332		Valley National Bancorp.	833,200	0.0
119,552		Ventas, Inc.	6,847,939	0.3
76,224		Vornado Realty Trust	6,767,929	0.3
35,039		Waddell & Reed Financial, Inc.	2,281,740	0.1
43,080		Washington Federal, Inc.	1,003,333	0.0
50,300		Weingarten Realty Investors	1,379,226	0.1
237,442		Weyerhaeuser Co.	7,496,044	0.3
2,552	@	White Mountains Insurance Group Ltd.	1,539,060	0.1
23,734		WP Carey, Inc.	1,456,081	0.1
44,218		WR Berkley Corp.	1,918,619	0.1
118,992	@	XL Group PLC	3,788,705	0.2
75,142		Zions Bancorp.	2,251,254	0.1
			454,441,787	19.2

		Health Care: 11.1%
70,728	@	Actavis PLC	11,882,304	0.5
141,563		Agilent Technologies, Inc.	8,095,988	0.3
33,608	@	Alere, Inc.	1,216,610	0.1
79,579	@	Alexion Pharmaceuticals, Inc.	10,588,782	0.4
51,525	@	Alkermes PLC	2,095,006	0.1
73,533	@	Allscripts Healthcare Solutions, Inc.	1,136,820	0.1
94,143		AmerisourceBergen Corp.	6,619,194	0.3
76,264	@, L	Ariad Pharmaceuticals, Inc.	520,120	0.0
56,680	@	BioMarin Pharmaceuticals, Inc.	3,982,904	0.2
8,463	@	Bio-Rad Laboratories, Inc.	1,046,111	0.0
550,021	@	Boston Scientific Corp.	6,611,252	0.3
41,085	@	Brookdale Senior Living, Inc.	1,116,690	0.0
45,225	@	Bruker BioSciences Corp.	894,098	0.0
139,381		Cardinal Health, Inc.	9,312,045	0.4
89,655	@	CareFusion Corp.	3,570,062	0.2
83,973	@	Catamaran Corp.	3,987,038	0.2
120,909	@	Cerner Corp.	6,739,468	0.3
20,265	@	Charles River Laboratories International, Inc.	1,074,856	0.0
116,338		Cigna Corp.	10,177,248	0.4
38,952	@	Community Health Systems, Inc.	1,529,645	0.1
19,694		Cooper Cos., Inc.	2,438,905	0.1
22,776	@	Covance, Inc.	2,005,654	0.1
32,816		CR Bard, Inc.	4,395,375	0.2
26,588	@	Cubist Pharmaceuticals, Inc.	1,831,115	0.1
75,124	@	DaVita, Inc.	4,760,608	0.2
58,435		Densply International, Inc.	2,832,929	0.1
46,055	@	Edwards Lifesciences Corp.	3,028,577	0.1
45,759	@	Endo Pharmaceuticals Holdings, Inc.	3,086,902	0.1
19,590	@	Envision Healthcare Holdings, Inc.	695,837	0.0
108,727	@	Forest Laboratories, Inc.	6,526,882	0.3
109,088	@	HCA Holdings, Inc.	5,204,588	0.2
107,147	@	Health Management Associates, Inc.	1,403,626	0.1
32,780	@	Health Net, Inc.	972,583	0.0
35,526	@	Henry Schein, Inc.	4,059,201	0.2
24,687		Hill-Rom Holdings, Inc.	1,020,561	0.0
109,845	@	Hologic, Inc.	2,455,036	0.1
67,468	@	Hospira, Inc.	2,785,079	0.1
64,222		Humana, Inc.	6,628,995	0.3
22,069	@	Idexx Laboratories, Inc.	2,347,479	0.1
50,714	@	Illumina, Inc.	5,609,983	0.2
41,960	@	Incyte Corp., Ltd.	2,124,435	0.1
21,144	@	Jazz Pharmaceuticals PLC	2,675,985	0.1
37,879	@	Laboratory Corp. of America Holdings	3,461,004	0.1
70,156	@	Life Technologies Corp.	5,317,825	0.2
19,572	@	LifePoint Hospitals, Inc.	1,034,184	0.0
30,580	@	Medivation, Inc.	1,951,616	0.1
40,970	@	Mednax, Inc.	2,186,979	0.1
12,305	@	Mettler Toledo International, Inc.	2,985,070	0.1
155,390	@	Mylan Laboratories	6,743,926	0.3
32,931	@, L	Myriad Genetics, Inc.	690,892	0.0
42,772		Omnicare, Inc.	2,581,718	0.1
36,115		Patterson Cos., Inc.	1,487,938	0.1
46,230		PerkinElmer, Inc.	1,906,063	0.1
51,491	@	Perrigo Co. PLC	7,901,809	0.3
23,840	@	Pharmacyclics, Inc.	2,521,795	0.1
13,212	@	Premier, Inc.	485,673	0.0
95,431	@	Qiagen NV	2,272,212	0.1
59,294		Quest Diagnostics	3,174,601	0.1
11,230	@	Quintiles Transnational Holdings, Inc.	520,398	0.0
58,102	L	Resmed, Inc.	2,735,442	0.1
25,008	@	Salix Pharmaceuticals Ltd.	2,249,219	0.1
41,465	@	Seattle Genetics, Inc.	1,654,039	0.1
22,688	@	Sirona Dental Systems, Inc.	1,592,698	0.1
115,551		St. Jude Medical, Inc.	7,158,384	0.3
15,215		Techne Corp.	1,440,404	0.1
16,988		Teleflex, Inc.	1,594,494	0.1
42,773	@	Tenet Healthcare Corp.	1,801,599	0.1
32,469	@	Theravance, Inc.	1,157,520	0.1
19,219	@	United Therapeutics Corp.	2,173,284	0.1
37,000		Universal Health Services, Inc.	3,006,620	0.1
44,204	@	Varian Medical Systems, Inc.	3,434,209	0.1
36,559	@	VCA Antech, Inc.	1,146,490	0.1
94,942	@	Vertex Pharmaceuticals, Inc.	7,054,191	0.3
34,933	@	Waters Corp.	3,493,300	0.2
68,641		Zimmer Holdings, Inc.	6,396,655	0.3
203,853		Zoetis, Inc.	6,663,954	0.3
			263,062,781	11.1

		Industrials: 13.6%
42,563	@	Aecom Technology Corp.	1,252,629	0.0
39,667		AGCO Corp.	2,347,890	0.1
28,996		Air Lease Corp.	901,196	0.0
28,670		Alaska Air Group, Inc.	2,103,518	0.1
40,621	@	Allegion Public Ltd.	1,795,042	0.1
13,293		Alliant Techsystems, Inc.	1,617,492	0.1
3,020	@	Amerco, Inc.	718,277	0.0
80,385	@, L	American Airlines Group, Inc.	2,029,721	0.1
99,301		Ametek, Inc.	5,230,184	0.2

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
31,963		AO Smith Corp.	$1,724,084	0.1
10,259	@	Armstrong World Industries, Inc.	591,021	0.0
44,497	@	Avis Budget Group, Inc.	1,798,569	0.1
46,339		Babcock & Wilcox Co.	1,584,330	0.1
40,262	@	BE Aerospace, Inc.	3,504,002	0.1
25,937		Carlisle Cos., Inc.	2,059,398	0.1
65,451		CH Robinson Worldwide, Inc.	3,818,411	0.2
41,005		Chicago Bridge & Iron Co. NV	3,409,156	0.1
42,017		Cintas Corp.	2,503,793	0.1
24,997	@	Clean Harbors, Inc.	1,498,820	0.1
34,902	@	Colfax Corp.	2,222,908	0.1
23,283		Con-way, Inc.	924,568	0.0
13,557	@	Copa Holdings S.A.	2,170,611	0.1
46,113	@	Copart, Inc.	1,690,041	0.1
43,803		Covanta Holding Corp.	777,503	0.0
20,043		Crane Co.	1,347,892	0.0
349,238		Delta Airlines, Inc.	9,593,568	0.4
59,832		Donaldson Co., Inc.	2,600,299	0.1
69,766		Dover Corp.	6,735,210	0.3
16,287		Dun & Bradstreet Corp.	1,999,229	0.1
49,153		Equifax, Inc.	3,395,981	0.1
77,785		Exelis, Inc.	1,482,582	0.1
84,229		Expeditors International Washington, Inc.	3,727,133	0.2
120,974		Fastenal Co.	5,747,475	0.2
58,306		Flowserve Corp.	4,596,262	0.2
66,415		Fluor Corp.	5,332,460	0.2
67,264		Fortune Brands Home & Security, Inc.	3,073,965	0.1
19,337		GATX Corp.	1,008,811	0.0
17,886	@	Genesee & Wyoming, Inc.	1,717,950	0.1
24,985		Graco, Inc.	1,951,828	0.1
33,335		Harsco Corp.	934,380	0.0
25,208	@	HD Supply Holdings, Inc	605,244	0.0
141,204	@	Hertz Global Holdings, Inc.	4,041,258	0.2
40,867	@	Hexcel Corp.	1,826,346	0.1
24,200		Hubbell, Inc.	2,635,380	0.1
20,706		Huntington Ingalls Industries, Inc.	1,863,747	0.1
33,518		IDEX Corp.	2,475,304	0.1
26,801	@	IHS, Inc.	3,208,080	0.1
121,865	@	Ingersoll-Rand PLC — Class A	7,506,884	0.3
69,497		Iron Mountain, Inc.	2,109,234	0.1
37,117		ITT Corp.	1,611,620	0.1
53,346	@	Jacobs Engineering Group, Inc.	3,360,265	0.1
37,281		JB Hunt Transport Services, Inc.	2,881,821	0.1
43,332		Joy Global, Inc.	2,534,489	0.1
44,930		Kansas City Southern	5,563,682	0.2
31,352		KAR Auction Services, Inc.	926,452	0.0
60,294		KBR, Inc.	1,922,776	0.1
32,524		Kennametal, Inc.	1,693,525	0.1
23,133	@	Kirby Corp.	2,295,950	0.1
36,688		L-3 Communications Holdings, Inc.	3,920,480	0.2
19,253		Landstar System, Inc.	1,106,085	0.0
20,820		Lennox International, Inc.	1,770,949	0.1
33,860		Lincoln Electric Holdings, Inc.	2,415,572	0.1
55,146		Manitowoc Co., Inc.	1,286,005	0.0
31,444		Manpower, Inc.	2,699,782	0.1
145,536		Masco Corp.	3,313,855	0.1
34,318	@	MRC Global, Inc.	1,107,099	0.0
19,530		MSC Industrial Direct Co.	1,579,391	0.1
23,079	@, L	Navistar International Corp.	881,387	0.0
89,048	@	Nielsen Holdings NV	4,086,413	0.2
26,189		Nordson Corp.	1,945,843	0.1
29,330	@	Old Dominion Freight Line	1,555,077	0.1
36,356		Oshkosh Truck Corp.	1,831,615	0.1
48,473	@	Owens Corning, Inc.	1,973,821	0.1
144,220		Paccar, Inc.	8,533,497	0.4
45,379		Pall Corp.	3,873,098	0.2
60,848		Parker Hannifin Corp.	7,827,487	0.3
83,295	@	Pentair Ltd.	6,469,523	0.3
82,150		Pitney Bowes, Inc.	1,914,095	0.1
85,217	@	Quanta Services, Inc.	2,689,448	0.1
18,600		Regal-Beloit Corp.	1,371,192	0.1
110,246		Republic Services, Inc.	3,660,167	0.1
56,904		Robert Half International, Inc.	2,389,399	0.1
56,954		Rockwell Automation, Inc.	6,729,685	0.3
55,323		Rockwell Collins, Inc.	4,089,476	0.2
26,277		Rollins, Inc.	795,930	0.0
40,375		Roper Industries, Inc.	5,599,205	0.2
74,982		RR Donnelley & Sons Co.	1,520,635	0.1
21,440		Ryder System, Inc.	1,581,843	0.1
144,097	@, L	Seadrill LTD	5,919,505	0.2
23,759		Snap-On, Inc.	2,602,086	0.1
294,452		Southwest Airlines Co.	5,547,476	0.2
49,337	@	Spirit Aerosystems Holdings, Inc.	1,681,405	0.1
19,071		SPX Corp.	1,899,662	0.1
66,013		Stanley Black & Decker, Inc.	5,326,589	0.2
35,171	@	Stericycle, Inc.	4,085,815	0.2
45,946		Terex Corp.	1,929,273	0.1
113,271		Textron, Inc.	4,163,842	0.2
35,201		Timken Co.	1,938,519	0.1
23,911		Toro Co.	1,520,740	0.1
26,585		Towers Watson & Co.	3,392,512	0.1
21,365		TransDigm Group, Inc.	3,440,192	0.1
32,716		Trinity Industries, Inc.	1,783,676	0.1
21,315		Triumph Group, Inc.	1,621,432	0.1
145,113	@	United Continental Holdings, Inc.	5,489,625	0.2
38,413	@	United Rentals, Inc.	2,994,293	0.1
31,363		URS Corp.	1,661,925	0.1
11,048		Valmont Industries, Inc.	1,647,478	0.1
61,699	@	Verisk Analytics, Inc.	4,054,858	0.2
23,798	@	WABCO Holdings, Inc.	2,222,971	0.1
39,235		Wabtec Corp.	2,913,983	0.1
50,311		Waste Connections, Inc.	2,195,069	0.1
18,235	@	Wesco International, Inc.	1,660,661	0.1
24,044		WW Grainger, Inc.	6,141,318	0.3
75,558		Xylem, Inc.	2,614,307	0.1
			323,547,512	13.6

		Information Technology: 13.6%
41,020	@, L	3D Systems Corp.	3,811,989	0.2
109,679		Activision Blizzard, Inc.	1,955,577	0.1
250,348	@, L	Advanced Micro Devices, Inc.	968,847	0.0

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
72,441	@	Akamai Technologies, Inc.	$3,417,766	0.1
20,058	@	Alliance Data Systems Corp.	5,273,850	0.2
130,565		Altera Corp.	4,247,279	0.2
65,655	@	Amdocs Ltd.	2,707,612	0.1
65,170		Amphenol Corp.	5,811,861	0.2
125,663		Analog Devices, Inc.	6,400,017	0.3
38,007	@	Ansys, Inc.	3,314,210	0.1
31,980	@	AOL, Inc.	1,490,908	0.1
489,880		Applied Materials, Inc.	8,665,977	0.4
42,696	@	Arrow Electronics, Inc.	2,316,258	0.1
176,990	@	Atmel Corp.	1,385,832	0.1
91,521	@	Autodesk, Inc.	4,606,252	0.2
100,360	@	Avago Technologies Ltd.	5,308,040	0.2
55,865		Avnet, Inc.	2,464,205	0.1
19,523		AVX Corp.	271,955	0.0
12,679		Booz Allen Hamilton Holding Corp.	242,803	0.0
49,405		Broadridge Financial Solutions ADR	1,952,486	0.1
183,441	@	Brocade Communications Systems, Inc.	1,627,122	0.1
133,707		CA, Inc.	4,499,241	0.2
116,968	@	Cadence Design Systems, Inc.	1,639,891	0.1
11,013	L	CDW Corp./DE	257,264	0.0
76,289	@	Citrix Systems, Inc.	4,825,279	0.2
17,011	@	CommScope Holding Co., Inc.	321,848	0.0
61,261		Computer Sciences Corp.	3,423,265	0.1
88,252		Compuware Corp.	989,305	0.0
19,031	@	Concur Technologies, Inc.	1,963,619	0.1
39,469	@	CoreLogic, Inc.	1,402,334	0.1
48,094	@	Cree, Inc.	3,009,242	0.1
26,297		Diebold, Inc.	868,064	0.0
18,649	@, L	Dolby Laboratories, Inc.	719,105	0.0
13,979		DST Systems, Inc.	1,268,454	0.1
16,748	@	EchoStar Corp.	832,711	0.0
123,426	@	Electronic Arts, Inc.	2,831,392	0.1
20,125	@	Equinix, Inc.	3,571,181	0.1
32,136	@	F5 Networks, Inc.	2,919,877	0.1
17,928		Factset Research Systems, Inc.	1,946,622	0.1
52,609	@	Fairchild Semiconductor International, Inc.	702,330	0.0
119,534		Fidelity National Information Services, Inc.	6,416,585	0.3
7,121	@	FireEye, Inc.	310,547	0.0
27,990	@	First Solar, Inc.	1,529,374	0.1
108,598	@	Fiserv, Inc.	6,412,712	0.3
27,678	@	FleetCor Technologies, Inc.	3,243,031	0.1
58,580		Flir Systems, Inc.	1,763,258	0.1
56,065	@	Fortinet, Inc.	1,072,523	0.0
23,372	@	Freescale Semiconductor Holdings Ltd.	375,121	0.0
38,243	@	Gartner, Inc.	2,717,165	0.1
69,457	@	Genpact Ltd.	1,275,925	0.1
31,095		Global Payments, Inc.	2,020,864	0.1
44,669		Harris Corp.	3,118,343	0.1
30,442		IAC/InterActiveCorp	2,091,061	0.1
44,044	@	Informatica Corp.	1,827,826	0.1
62,970	@	Ingram Micro, Inc.	1,477,276	0.1
121,073		Intuit, Inc.	9,240,291	0.4
13,374	@, L	IPG Photonics Corp.	1,037,956	0.0
83,715		Jabil Circuit, Inc.	1,459,990	0.1
35,106		Jack Henry & Associates, Inc.	2,078,626	0.1
96,148	@	JDS Uniphase Corp.	1,248,001	0.1
206,448	@	Juniper Networks, Inc.	4,659,531	0.2
67,638		KLA-Tencor Corp.	4,359,945	0.2
66,344	@	Lam Research Corp.	3,612,431	0.1
30,201		Leidos Holdings, Inc.	1,404,045	0.1
35,937		Lender Processing Services, Inc.	1,343,325	0.1
26,022		Lexmark International, Inc.	924,301	0.0
95,106		Linear Technology Corp.	4,332,078	0.2
39,471	@	LinkedIn Corp.	8,558,497	0.4
223,972		LSI Logic Corp.	2,468,171	0.1
160,937	@	Marvell Technology Group Ltd.	2,314,274	0.1
118,704		Maxim Integrated Products	3,313,029	0.1
80,365		Microchip Technology, Inc.	3,596,334	0.1
419,964	@	Micron Technology, Inc.	9,138,417	0.4
32,478	@	Micros Systems, Inc.	1,863,263	0.1
98,704		Motorola Solutions, Inc.	6,662,520	0.3
39,769		National Instruments Corp.	1,273,403	0.1
67,046	@	NCR Corp.	2,283,587	0.1
138,661		NetApp, Inc.	5,704,514	0.2
14,474	@	NetSuite, Inc.	1,491,111	0.1
27,199	@	NeuStar, Inc.	1,356,142	0.1
106,568	@	Nuance Communications, Inc.	1,619,834	0.1
235,618		Nvidia Corp.	3,774,600	0.2
186,163	@	ON Semiconductor Corp.	1,533,983	0.1
13,760	@	Palo Alto Networks, Inc.	790,787	0.0
132,659		Paychex, Inc.	6,039,964	0.3
71,186	@	Polycom, Inc.	799,419	0.0
46,682	@	Rackspace Hosting, Inc.	1,826,667	0.1
77,331	@	Red Hat, Inc.	4,333,629	0.2
67,472	@	Riverbed Technolgoy, Inc.	1,219,894	0.0
42,688	@	Rovi Corp.	840,527	0.0
92,110		Sandisk Corp.	6,497,439	0.3
17,257		Science Applications International Corp.	570,689	0.0
32,604	@	ServiceNow, Inc.	1,826,150	0.1
17,535	@	Silicon Laboratories, Inc.	759,441	0.0
77,993	@	Skyworks Solutions, Inc.	2,227,480	0.1
27,080	@	SolarWinds, Inc.	1,024,436	0.0
28,077		Solera Holdings, Inc.	1,986,729	0.1
41,854	@	Splunk, Inc.	2,874,114	0.1
13,110	@	Stratasys Ltd.	1,765,917	0.1
284,003		Symantec Corp.	6,696,791	0.3
62,722	@	Synopsys, Inc.	2,544,632	0.1
3,890	@	Tableau Software, Inc.	268,138	0.0
15,602	@	Tech Data Corp.	805,063	0.0
66,607	@	Teradata Corp.	3,029,952	0.1
78,764	@	Teradyne, Inc.	1,387,822	0.1
67,750	@	TIBCO Software, Inc.	1,523,020	0.1
66,579		Total System Services, Inc.	2,215,749	0.1
104,267	@	Trimble Navigation Ltd.	3,618,065	0.1
36,158	@	Vantiv, Inc.	1,179,112	0.0
44,876	@	VeriFone Holdings, Inc.	1,203,574	0.0
52,844	@	VeriSign, Inc.	3,159,014	0.1
54,288	@	Vishay Intertechnology, Inc.	719,859	0.0

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
86,145		Western Digital Corp.	$7,227,566	0.3
227,096		Western Union Co.	3,917,406	0.2
15,306	@	Workday, Inc.	1,272,847	0.1
500,736		Xerox Corp.	6,093,957	0.3
107,586		Xilinx, Inc.	4,940,349	0.2
21,045	@	Zebra Technologies Corp.	1,138,114	0.0
240,639	@	Zynga, Inc.	914,428	0.0
			323,774,420	13.6

		Materials: 5.6%
26,698		Airgas, Inc.	2,986,171	0.1
33,506		Albemarle Corp.	2,123,945	0.1
436,054		Alcoa, Inc.	4,635,254	0.2
44,583		Allegheny Technologies, Inc.	1,588,492	0.1
27,557		Aptargroup, Inc.	1,868,640	0.1
32,234		Ashland, Inc.	3,127,987	0.1
40,590		Avery Dennison Corp.	2,037,212	0.1
60,642		Ball Corp.	3,132,766	0.1
42,507		Bemis Co., Inc.	1,741,087	0.1
26,388		Cabot Corp.	1,356,343	0.1
19,100		Carpenter Technology Corp.	1,188,020	0.0
65,086		Celanese Corp.	3,599,907	0.2
24,177		CF Industries Holdings, Inc.	5,634,208	0.2
63,260	L	Cliffs Natural Resources, Inc.	1,658,045	0.1
13,764		Compass Minerals International, Inc.	1,101,808	0.0
58,661	@	Crown Holdings, Inc.	2,614,521	0.1
15,064		Cytec Industries, Inc.	1,403,362	0.1
13,640		Domtar Corp.	1,286,798	0.1
20,442		Eagle Materials, Inc.	1,582,824	0.1
63,144		Eastman Chemical Co.	5,095,721	0.2
55,509		FMC Corp.	4,188,709	0.2
13,027		Greif, Inc. — Class A	682,615	0.0
78,738		Huntsman Corp.	1,936,955	0.1
33,240		International Flavors & Fragrances, Inc.	2,857,975	0.1
181,371		International Paper Co.	8,892,620	0.4
8,607		Kronos Worldwide, Inc.	163,963	0.0
18,781		Martin Marietta Materials, Inc.	1,876,973	0.1
72,146		MeadWestvaco Corp.	2,664,352	0.1
3,915		NewMarket Corp.	1,308,197	0.1
200,779		Newmont Mining Corp.	4,623,940	0.2
129,579		Nucor Corp.	6,916,927	0.3
67,067	@	Owens-Illinois, Inc.	2,399,657	0.1
39,985		Packaging Corp. of America	2,530,251	0.1
31,272		Reliance Steel & Aluminum Co.	2,371,669	0.1
29,323		Rock-Tenn Co.	3,079,208	0.1
31,677		Rockwood Holdings, Inc.	2,278,210	0.1
26,508		Royal Gold, Inc.	1,221,224	0.0
54,029		RPM International, Inc.	2,242,744	0.1
17,736		Scotts Miracle-Gro Co.	1,103,534	0.0
79,884		Sealed Air Corp.	2,720,050	0.1
36,116		Sherwin-Williams Co.	6,627,286	0.3
49,077		Sigma-Aldrich Corp.	4,613,729	0.2
18,209		Silgan Holdings, Inc.	874,396	0.0
41,790		Sonoco Products Co.	1,743,479	0.1
89,808		Steel Dynamics, Inc.	1,754,848	0.1
35,055	@	Tahoe Resources, Inc.	583,315	0.0
59,597		United States Steel Corp.	1,758,112	0.1
36,325		Valspar Corp.	2,589,609	0.1
52,968		Vulcan Materials Co.	3,147,359	0.1
8,422		Westlake Chemical Corp.	1,028,074	0.0
30,974	@	WR Grace & Co.	3,062,399	0.1
			133,605,490	5.6

		Telecommunication Services: 1.1%
136,225	@	Crown Castle International Corp.	10,003,002	0.4
406,799	L	Frontier Communications Corp.	1,891,615	0.1
66,164	@	Level 3 Communications, Inc.	2,194,660	0.1
52,031	@	SBA Communications Corp.	4,674,465	0.2
38,899		Telephone & Data Systems, Inc.	1,002,816	0.0
70,264		T-Mobile US, Inc.	2,363,681	0.1
61,272	@	TW Telecom, Inc.	1,866,958	0.1
5,295		United States Cellular Corp.	221,437	0.0
241,701	L	Windstream Holdings, Inc.	1,928,774	0.1
			26,147,408	1.1

		Utilities: 5.8%
253,094		AES Corp.	3,672,394	0.1
48,210		AGL Resources, Inc.	2,276,958	0.1
45,226		Alliant Energy Corp.	2,333,662	0.1
98,932		Ameren Corp.	3,577,381	0.1
72,465		American Water Works Co., Inc.	3,062,371	0.1
72,647		Aqua America, Inc.	1,713,743	0.1
37,404		Atmos Energy Corp.	1,698,890	0.1
160,864	@	Calpine Corp.	3,138,457	0.1
174,719		CenterPoint Energy, Inc.	4,049,986	0.2
108,826		CMS Energy Corp.	2,913,272	0.1
119,424		Consolidated Edison, Inc.	6,601,759	0.3
70,937		DTE Energy Co.	4,709,507	0.2
132,864		Edison International	6,151,603	0.3
29,456		Energen Corp.	2,084,012	0.1
72,670		Entergy Corp.	4,597,831	0.2
170,509		FirstEnergy Corp.	5,623,387	0.2
63,479		Great Plains Energy, Inc.	1,538,731	0.1
40,698		Hawaiian Electric Industries	1,060,590	0.0
32,248		Integrys Energy Group, Inc.	1,754,614	0.1
21,349		ITC Holdings Corp.	2,045,661	0.1
77,012		MDU Resources Group, Inc.	2,352,717	0.1
30,004		National Fuel Gas Co.	2,142,286	0.1
127,199		NiSource, Inc.	4,182,303	0.2
128,309		Northeast Utilities	5,439,018	0.2
131,463		NRG Energy, Inc.	3,775,617	0.1
80,827		OGE Energy Corp.	2,740,035	0.1
84,036		Oneok, Inc.	5,225,358	0.2
101,417		Pepco Holdings, Inc.	1,940,107	0.1
44,817		Pinnacle West Capital Corp.	2,371,716	0.1
257,558		PPL Corp.	7,749,920	0.3
206,295		Public Service Enterprise Group, Inc.	6,609,692	0.3
71,327		Questar Corp.	1,639,808	0.1
56,863		SCANA Corp.	2,668,581	0.1
99,322		Sempra Energy	8,915,143	0.4
89,868		TECO Energy, Inc.	1,549,324	0.1

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
46,394		UGI Corp.	$1,923,495	0.1
33,962		Vectren Corp.	1,205,651	0.0
52,399		Westar Energy, Inc.	1,685,676	0.1
93,286		Wisconsin Energy Corp.	3,856,443	0.2
202,765		Xcel Energy, Inc.	5,665,254	0.2
			138,242,953	5.8

		Total Common Stock (Cost $1,374,475,124)	2,373,534,420	100.0

PREFERRED STOCK: 0.0%
		Telecommunication Services: 0.0%
9,219	@	Intelsat SA	207,796	0.0

		Total Preferred Stock (Cost $184,325)	207,796	0.0

		Total Long-Term Investments (Cost $1,374,659,449)	2,373,742,216	100.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateralcc(1): 1.7%
9,860,785		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $9,860,790, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $10,058,000, due 01/15/14-05/01/51)	9,860,785	0.4
9,860,785		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $9,860,796, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $10,058,001, due 12/15/15-08/15/53)	9,860,785	0.4
9,860,785		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $9,860,801, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $10,058,004, due 01/24/14-02/01/47)	9,860,785	0.4
9,860,785		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $9,860,790, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $10,058,001, due 06/01/17-09/01/44)	9,860,785	0.4
2,075,929		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $2,075,929, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $2,117,448, due 01/23/14-08/15/23)	2,075,929	0.1
			41,519,069	1.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
3,558,903		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,558,903)	3,558,903	0.2

		Total Short-Term Investments (Cost $45,077,972)	45,077,972	1.9

		Total Investments in Securities (Cost $1,419,737,421)	$2,418,820,188	101.9
		Liabilities in Excess of Other Assets	(45,556,814)	(1.9)
		Net Assets	$2,373,263,374	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

**	Investment in affiliate

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $1,431,178,488.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,027,468,910
Gross Unrealized Depreciation	(39,827,210)
Net Unrealized Appreciation	$987,641,700

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Consumer Discretionary: 13.0%
43,900	@, L	Aeropostale, Inc.	$399,051	0.0
21,360	@	AFC Enterprises	822,360	0.1
44,525	@	American Axle & Manufacturing Holdings, Inc.	910,536	0.1
13,530	@	American Public Education, Inc.	588,149	0.1
8,660	@	America’s Car-Mart, Inc.	365,712	0.0
31,151	@	ANN, Inc.	1,138,881	0.1
9,700		Arctic Cat, Inc.	552,706	0.1
20,580	@	Asbury Automotive Group, Inc.	1,105,969	0.1
11,607	@	Ascent Capital Group, Inc.	993,095	0.1
24,200	@	Barnes & Noble, Inc.	361,790	0.0
21,151	@	Beazer Homes USA, Inc.	516,507	0.1
34,460		Bebe Stores, Inc.	183,327	0.0
11,049		Big 5 Sporting Goods Corp.	218,991	0.0
871	@	Biglari Holdings, Inc.	441,283	0.0
11,788	@	BJ’s Restaurants, Inc.	366,135	0.0
26,000	@	Black Diamond, Inc.	346,580	0.0
30,139	@	Bloomin’ Brands, Inc.	723,637	0.1
8,580	@	Blue Nile, Inc.	404,032	0.0
20,665		Bob Evans Farms, Inc.	1,045,442	0.1
42,154	@	Boyd Gaming Corp.	474,654	0.0
26,160		Brown Shoe Co., Inc.	736,142	0.1
55,516		Brunswick Corp.	2,557,067	0.2
17,080	L	Buckle, Inc.	897,725	0.1
11,573	@	Buffalo Wild Wings, Inc.	1,703,546	0.2
27,187	@, L	Caesars Entertainment Co.	585,608	0.1
44,250		Callaway Golf Co.	373,028	0.0
12,084		Capella Education Co.	802,861	0.1
14,596	@	Carmike Cinemas, Inc.	406,353	0.0
21,220		Cato Corp.	674,796	0.1
8,471	@	Cavco Industries, Inc.	581,958	0.1
14,240		CEC Entertainment, Inc.	630,547	0.1
60,036	@	Central European Media Enterprises Ltd.	230,538	0.0
32,350		Cheesecake Factory	1,561,535	0.1
15,396	@	Childrens Place Retail Stores, Inc.	877,110	0.1
31,483	@	Christopher & Banks Corp.	268,865	0.0
6,176		Churchill Downs, Inc.	553,678	0.1
9,923	@	Chuy’s Holdings, Inc.	357,426	0.0
18,610	@	Citi Trends, Inc.	316,370	0.0
7,610		Columbia Sportswear Co.	599,288	0.1
14,261	@	Conn’s, Inc.	1,123,624	0.1
8,777	@	Container Store Group, Inc./The	409,096	0.0
33,611		Cooper Tire & Rubber Co.	808,008	0.1
9,250		Core-Mark Holding Co., Inc.	702,353	0.1
96,364	@	Corinthian Colleges, Inc.	171,528	0.0
12,805		Cracker Barrel Old Country Store	1,409,446	0.1
57,115	@	CROCS, Inc.	909,271	0.1
8,490		CSS Industries, Inc.	243,493	0.0
87,642		Dana Holding Corp.	1,719,536	0.2
72,660	@	Denny’s Corp.	522,425	0.1
11,300		DineEquity, Inc.	944,115	0.1
17,545	@	Dorman Products, Inc.	983,748	0.1
13,310		Drew Industries, Inc.	681,472	0.1
29,071	@	Entercom Communications Corp.	305,536	0.0
35,019		Entravision Communications Corp.	213,266	0.0
14,140		Ethan Allen Interiors, Inc.	430,139	0.0
27,795	@	EW Scripps Co.	603,707	0.1
54,735	@	Express, Inc.	1,021,902	0.1
10,412	@	Fiesta Restaurant Group, Inc.	543,923	0.1
70,220	@	Fifth & Pacific Co., Inc.	2,251,955	0.2
36,697		Finish Line	1,033,754	0.1
18,035	@	Five Below, Inc.	779,112	0.1
24,628	@	Francesca’s Holdings Corp.	453,401	0.0
17,890		Fred’s, Inc.	331,323	0.0
13,846	@	FTD Cos, Inc.	451,103	0.0
12,220	@	Fuel Systems Solutions, Inc.	169,491	0.0
14,430	@	Genesco, Inc.	1,054,256	0.1
20,961	@	Gentherm, Inc.	561,964	0.1
10,410	@	G-III Apparel Group Ltd.	768,154	0.1
26,310	@	Grand Canyon Education, Inc.	1,147,116	0.1
36,936	@	Gray Television, Inc.	549,608	0.1
12,560		Group 1 Automotive, Inc.	892,011	0.1
27,960		Harte-Hanks, Inc.	218,647	0.0
13,719		Haverty Furniture Cos., Inc.	429,405	0.0
19,210	@	Helen of Troy Ltd.	951,087	0.1
18,578	@, L	Hibbett Sporting Goods, Inc.	1,248,627	0.1
28,900		Hillenbrand, Inc.	850,238	0.1
87,537	@, L	Hovnanian Enterprises, Inc.	579,495	0.1
23,111		HSN, Inc.	1,439,815	0.1
37,562	@	Iconix Brand Group, Inc.	1,491,211	0.1
10,000		International Speedway Corp.	354,900	0.0
26,350		Interval Leisure Group, Inc.	814,215	0.1
14,587	@	iRobot Corp.	507,190	0.1
15,575	@, L	ITT Educational Services, Inc.	523,009	0.1
30,842	@	Jack in the Box, Inc.	1,542,717	0.1
20,306	@	Jamba, Inc.	252,404	0.0
56,041		Jones Group, Inc.	838,373	0.1
18,530	@	JoS. A Bank Clothiers, Inc.	1,014,147	0.1
44,000	@	Journal Communications, Inc.	409,640	0.0
16,063	@	K12, Inc.	349,370	0.0

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
47,705	L	KB Home	$872,047	0.1
37,300	@	Krispy Kreme Doughnuts, Inc.	719,517	0.1
39,638		La-Z-Boy, Inc.	1,228,778	0.1
35,914	@, L	Leapfrog Enterprises, Inc.	285,157	0.0
16,500	@	Libbey, Inc.	346,500	0.0
27,800	@	Life Time Fitness, Inc.	1,306,600	0.1
35,496	@	LifeLock, Inc.	582,489	0.1
12,417		Lifetime Brands, Inc.	195,319	0.0
10,475		Lithia Motors, Inc.	727,175	0.1
90,738	@	Live Nation, Inc.	1,792,983	0.2
16,495	@	Lumber Liquidators	1,697,171	0.2
20,841	@	M/I Homes, Inc.	530,403	0.1
14,716		Mac-Gray Corp.	312,421	0.0
16,980		Marcus Corp.	228,211	0.0
20,700	@	MarineMax, Inc.	332,856	0.0
19,800	@	Marriott Vacations Worldwide Corp.	1,044,648	0.1
20,380		Matthews International Corp.	868,392	0.1
10,268	@	Mattress Firm Holding Corp.	441,935	0.0
73,768	@, L	McClatchy Co.	250,811	0.0
20,734	@	MDC Holdings, Inc.	668,464	0.1
38,959		MDC Partners, Inc.	993,844	0.1
13,148	@, L	Media General, Inc.	297,145	0.0
31,991		Men’s Wearhouse, Inc.	1,634,100	0.2
19,600		Meredith Corp.	1,015,280	0.1
21,203	@	Meritage Homes Corp.	1,017,532	0.1
34,800	@	Modine Manufacturing Co.	446,136	0.0
19,665		Monro Muffler, Inc.	1,108,319	0.1
32,381	@	Morgans Hotel Group Co.	263,258	0.0
9,182		Movado Group, Inc.	404,100	0.0
17,222	@	Multimedia Games, Inc.	540,082	0.1
3,750		Nacco Industries, Inc.	233,213	0.0
33,800		National CineMedia, Inc.	674,648	0.1
26,739	@	Nautilus, Inc.	225,410	0.0
65,676		New York Times Co.	1,042,278	0.1
17,082		Nexstar Broadcasting Group, Inc.	951,980	0.1
20,940		Nutri/System, Inc.	344,254	0.0
309,494	@	Office Depot, Inc.	1,637,223	0.2
57,400	@	Orient-Express Hotels Ltd.	867,314	0.1
18,288	@, L	Outerwall, Inc.	1,230,234	0.1
7,509	@, L	Overstock.com, Inc.	231,202	0.0
5,833		Oxford Industries, Inc.	470,548	0.0
23,922		Papa John’s International, Inc.	1,086,059	0.1
26,200		Penske Auto Group, Inc.	1,235,592	0.1
31,803	@	PEP Boys-Manny Moe & Jack	386,088	0.0
9,760	@	Perry Ellis International, Inc.	154,110	0.0
55,877		Pier 1 Imports, Inc.	1,289,641	0.1
42,630	@	Pinnacle Entertainment, Inc.	1,107,954	0.1
30,872		Pool Corp.	1,794,898	0.2
82,219	@	Quiksilver, Inc.	721,061	0.1
80,963	@, L	RadioShack Corp.	210,504	0.0
11,200	@	Red Robin Gourmet Burgers, Inc.	823,648	0.1
36,110		Regis Corp.	523,956	0.1
36,133		Rent-A-Center, Inc.	1,204,674	0.1
12,701	@	Rentrak Corp.	481,241	0.0
10,598	@	Restoration Hardware Holdings, Inc.	713,245	0.1
47,480	@	Ruby Tuesday, Inc.	329,036	0.0
43,250		Ruth’s Hospitality Group, Inc.	614,583	0.1
29,150		Ryland Group, Inc.	1,265,402	0.1
17,420		Scholastic Corp.	592,454	0.1
43,559	@	Scientific Games Corp.	737,454	0.1
35,506	@	Select Comfort Corp.	748,822	0.1
21,271	@	Shutterfly, Inc.	1,083,332	0.1
5,300	@	Shutterstock, Inc.	443,239	0.0
41,816		Sinclair Broadcast Group, Inc.	1,494,086	0.1
23,840	@	Skechers USA, Inc.	789,819	0.1
47,051	@, L	Smith & Wesson Holding Corp.	634,718	0.1
30,570		Sonic Automotive, Inc.	748,354	0.1
38,380	@	Sonic Corp.	774,892	0.1
43,155		Sotheby’s	2,295,846	0.2
38,830		Spartan Motors, Inc.	260,161	0.0
11,360		Speedway Motorsports, Inc.	225,496	0.0
24,790		Stage Stores, Inc.	550,834	0.1
15,634		Standard Motor Products, Inc.	575,331	0.1
81,533	@	Standard-Pacific Corp.	737,874	0.1
18,726		Stein Mart, Inc.	251,865	0.0
9,780	@	Steiner Leisure Ltd.	481,078	0.0
37,747	@	Steven Madden Ltd.	1,381,163	0.1
22,606	@	Stoneridge, Inc.	288,227	0.0
7,613	@	Strayer Education, Inc.	262,420	0.0
11,340	L	Sturm Ruger & Co., Inc.	828,841	0.1
15,060		Superior Industries International	310,688	0.0
36,560	@	Tenneco, Inc.	2,068,199	0.2
34,920		Texas Roadhouse, Inc.	970,776	0.1
39,859	@	Tuesday Morning Corp.	636,150	0.1
25,872	@	Tumi Holdings, Inc.	583,414	0.1
18,230	@	Universal Electronics, Inc.	694,745	0.1
19,660		Vail Resorts, Inc.	1,479,022	0.1
30,479		Valassis Communications, Inc.	1,043,906	0.1
38,425	@	Valuevision Media, Inc.	268,591	0.0
14,700	@, L	Vera Bradley, Inc.	353,388	0.0
14,688	@	Vitamin Shoppe, Inc.	763,923	0.1
79,520	@	Wet Seal, Inc.	217,090	0.0
7,490		Weyco Group, Inc.	220,431	0.0
19,680	@	Winnebago Industries	540,216	0.1
63,306		Wolverine World Wide, Inc.	2,149,872	0.2
24,729	@	Zale Corp.	389,976	0.0
14,550	@	Zumiez, Inc.	378,300	0.0
			137,934,266	13.0

		Consumer Staples: 3.6%
87,940	@	Alliance One International, Inc.	268,217	0.0
13,940		Andersons, Inc.	1,243,030	0.1
8,072	@	Annie’s, Inc.	347,419	0.0
28,490		B&G Foods, Inc.	966,096	0.1
5,583	@	Boston Beer Co., Inc.	1,349,914	0.1
44,633	@	Boulder Brands, Inc.	707,879	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Consumer Staples: (continued)
9,570		Calavo Growers, Inc.	$289,588	0.0
11,400		Cal-Maine Foods, Inc.	686,622	0.1
20,073		Casey’s General Stores, Inc.	1,410,128	0.1
26,800	@	Central Garden & Pet Co.	180,900	0.0
32,368	@	Chiquita Brands International, Inc.	378,706	0.0
4,300		Coca-Cola Bottling Co. Consolidated	314,717	0.0
100,290	@	Darling International, Inc.	2,094,055	0.2
14,680	@	Diamond Foods, Inc.	379,331	0.0
17,090	@	Elizabeth Arden, Inc.	605,840	0.1
26,110	@	Fresh Del Monte Produce, Inc.	738,913	0.1
23,999	@	Hain Celestial Group, Inc.	2,178,629	0.2
31,470		Harris Teeter Supermarkets, Inc.	1,553,044	0.2
14,435		Ingles Markets, Inc.	391,189	0.0
10,120		J&J Snack Foods Corp.	896,531	0.1
13,793		Lancaster Colony Corp.	1,215,853	0.1
17,810	@	Pantry, Inc.	298,852	0.0
39,845	@	Pilgrim’s Pride Corp.	647,481	0.1
16,592	@	Post Holdings, Inc.	817,488	0.1
29,480	@	Prestige Brands Holdings, Inc.	1,055,384	0.1
12,260		Pricesmart, Inc.	1,416,520	0.1
425,871	@	Rite Aid Corp.	2,154,907	0.2
30,017		Roundy’s, Inc.	295,968	0.0
15,661		Sanderson Farms, Inc.	1,132,760	0.1
129	@	Seaboard Corp.	360,551	0.0
9,630	@	Seneca Foods Corp.	307,101	0.0
21,143		Snyders-Lance, Inc.	607,227	0.1
38,248		Spartan Stores, Inc.	928,661	0.1
15,452		Spectrum Brands Holdings, Inc.	1,090,139	0.1
174,125	@	Star Scientific, Inc.	201,985	0.0
122,656	@	Supervalu, Inc.	894,162	0.1
8,971	@	Susser Holdings Corp.	587,511	0.1
20,301		Tootsie Roll Industries, Inc.	660,595	0.1
24,648	@	TreeHouse Foods, Inc.	1,698,740	0.2
32,256	@	United Natural Foods, Inc.	2,431,780	0.2
15,870		Universal Corp.	866,502	0.1
5,050	@	USANA Health Sciences, Inc.	381,679	0.0
32,392		Vector Group Ltd.	530,257	0.1
10,690		WD-40 Co.	798,329	0.1
8,100		Weis Markets, Inc.	425,736	0.0
			38,786,916	3.6

		Energy: 5.1%
90,900	@	Abraxas Petroleum Corp.	298,152	0.0
147,009	@	Alpha Natural Resources, Inc.	1,049,644	0.1
19,800	@	Approach Resources, Inc.	381,942	0.0
157,079	L	Arch Coal, Inc.	699,001	0.1
8,719	@	Athlon Energy, Inc.	263,750	0.0
24,520	@	Basic Energy Services, Inc.	386,926	0.0
29,660	@, L	Bill Barrett Corp.	794,295	0.1
15,804	@	Bonanza Creek Energy, Inc.	687,000	0.1
143,233	@	BPZ Energy, Inc.	260,684	0.0
23,218		Bristow Group, Inc.	1,742,743	0.2
28,100	@	C&J Energy Services, Inc.	649,110	0.1
87,380	@, L	Cal Dive International, Inc.	175,634	0.0
11,857		CARBO Ceramics, Inc.	1,381,696	0.1
23,213	@	Carrizo Oil & Gas, Inc.	1,039,246	0.1
41,705	@, L	Clean Energy Fuels Corp.	537,160	0.1
42,466	@	Cloud Peak Energy, Inc.	764,388	0.1
31,442		Comstock Resources, Inc.	575,074	0.1
9,120	@	Contango Oil & Gas Co.	431,011	0.0
30,029		Crosstex Energy, Inc.	1,085,849	0.1
9,791	@	Dawson Geophysical Co.	331,132	0.0
22,895		Delek US Holdings, Inc.	787,817	0.1
9,988	@	Diamondback Energy, Inc.	527,966	0.1
40,052	@	Emerald Oil, Inc.	306,798	0.0
37,547	@, L	Endeavour International Corp.	197,122	0.0
50,333	@	Energy XXI Bermuda Ltd.	1,362,011	0.1
22,062	@	EPL Oil & Gas, Inc.	628,767	0.1
15,075	@	Era Group, Inc.	465,214	0.0
85,783	L	EXCO Resources, Inc.	455,508	0.0
31,743	@	Exterran Holdings, Inc.	1,085,611	0.1
87,960	@	Forest Oil Corp.	317,536	0.0
16,834	@	Forum Energy Technologies, Inc.	475,729	0.1
25,500	@	GasLog Ltd.	435,795	0.0
67,715	@	Gastar Exploration Ltd.	468,588	0.1
7,476	@	Geospace Technologies Corp.	708,949	0.1
17,190	@	Goodrich Petroleum Corp.	292,574	0.0
23,600		Green Plains Renewable Energy, Inc.	457,604	0.0
14,197		Gulfmark Offshore, Inc.	669,105	0.1
135,451	@, L	Halcon Resources Corp.	522,841	0.1
72,144	@	Helix Energy Solutions Group, Inc.	1,672,298	0.2
90,490	@	Hercules Offshore, Inc.	590,900	0.1
17,861	@	Hornbeck Offshore Services, Inc.	879,297	0.1
84,580	@	ION Geophysical Corp.	279,114	0.0
92,610	@	Key Energy Services, Inc.	731,619	0.1
171,374	@	Kodiak Oil & Gas Corp.	1,921,102	0.2
119,879	@	Magnum Hunter Resources Corp.	876,315	0.1
36,146	@	Matador Resources Co.	673,761	0.1
24,032	@	Matrix Service Co.	588,063	0.1
34,000	@, L	Midstates Petroleum Co., Inc.	225,080	0.0
15,035	@	Natural Gas Services Group, Inc.	414,515	0.0
53,740	@	Newpark Resources	660,465	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Energy: (continued)
54,579	@, L	Nordic American Tankers Ltd.	$529,416	0.1
37,232	@	Northern Oil And Gas, Inc.	561,086	0.1
12,270	@, L	Nuverra Environmental Solutions, Inc.	206,013	0.0
6,090		Panhandle Oil and Gas, Inc.	203,467	0.0
81,074	@	Parker Drilling Co.	659,132	0.1
20,451	@	PDC Energy, Inc.	1,088,402	0.1
56,893	@	Penn Virginia Corp.	536,501	0.1
8,960	@	PHI, Inc.	388,864	0.0
55,686	@	Pioneer Energy Services Corp.	446,045	0.0
90,372	@, L	Quicksilver Resources, Inc.	277,442	0.0
15,810	@	Renewable Energy Group, Inc.	181,183	0.0
191,268	@	Rentech, Inc.	334,719	0.0
49,700	@	Resolute Energy Corp.	448,791	0.0
26,730	@	Rex Energy Corp.	526,848	0.1
32,520	@	Rosetta Resources, Inc.	1,562,261	0.2
19,152	@, L	Sanchez Energy Corp.	469,415	0.1
102,253	@	Scorpio Tankers, Inc.	1,205,563	0.1
8,973	@	SEACOR Holdings, Inc.	818,338	0.1
23,500		SemGroup Corp.	1,532,905	0.1
32,213	@	Ship Finance International Ltd.	527,649	0.1
34,779	@, L	Solazyme, Inc.	378,743	0.0
26,980	@	Stone Energy Corp.	933,238	0.1
33,106	@, L	Swift Energy Co.	446,931	0.0
36,120	@	Synergy Resources Corp.	334,471	0.0
16,405		Targa Resources Corp.	1,446,429	0.1
19,500	@	Tesco Corp.	385,710	0.0
50,570	@	Tetra Technologies, Inc.	625,045	0.1
42,300	@	Triangle Petroleum Corp.	351,936	0.0
147,556	@	Ur-Energy, Inc.	203,627	0.0
45,370	@	Vaalco Energy, Inc.	312,599	0.0
172,950	@	Vantage Drilling Co.	318,228	0.0
17,040		W&T Offshore, Inc.	272,640	0.0
88,587	@	Warren Resources, Inc.	278,163	0.0
36,160		Western Refining, Inc.	1,533,546	0.1
34,260	@	Willbros Group, Inc.	322,729	0.0
			53,860,576	5.1

		Financials: 21.5%
12,150		1st Source Corp.	388,071	0.0
36,333		1st United Bancorp, Inc.	276,494	0.0
23,696		Acadia Realty Trust	588,372	0.1
12,300		Agree Realty Corp.	356,946	0.0
26,349		Alexander & Baldwin, Inc.	1,099,544	0.1
1,450		Alexander’s, Inc.	478,500	0.0
21,913		Altisource Residential Corp.	659,800	0.1
19,207	@	Ambac Financial Group, Inc.	471,724	0.0
24,200		American Assets Trust, Inc.	760,606	0.1
37,065		American Capital Mortgage Investment Corp.	647,155	0.1
36,920		American Equity Investment Life Holding Co.	973,950	0.1
85,720		American Realty Capital Properties, Inc.	1,102,359	0.1
27,705	@	Ameris Bancorp.	584,853	0.1
13,520		Amerisafe, Inc.	571,085	0.1
11,320	L	Ames National Corp.	253,455	0.0
22,307		AmREIT, Inc.	374,758	0.0
15,040		Amtrust Financial Services, Inc.	491,658	0.0
126,958		Anworth Mortgage Asset Corp.	534,493	0.1
23,000		Apollo Commercial Real Estate Finance, Inc.	373,750	0.0
137,410		Apollo Investment Corp.	1,165,237	0.1
20,640		Apollo Residential Mortgage, Inc.	305,059	0.0
20,999	@	Argo Group International Holdings Ltd.	976,244	0.1
23,104		Armada Hoffler Properties, Inc.	214,405	0.0
235,115		ARMOUR Residential REIT, Inc.	942,811	0.1
6,808		Arrow Financial Corp.	180,820	0.0
40,411		Ashford Hospitality Trust, Inc.	334,603	0.0
39,249		Associated Estates Realty Corp.	629,946	0.1
63,180		Astoria Financial Corp.	873,779	0.1
5,850		Bancfirst Corp.	327,951	0.0
26,950	@	Bancorp, Inc.	482,674	0.0
49,700		Bancorpsouth, Inc.	1,263,374	0.1
56,436		Bank Mutual Corp.	395,616	0.0
20,280		Bank of the Ozarks, Inc.	1,147,645	0.1
25,620		BankFinancial Corp.	234,679	0.0
15,500		Banner Corp.	694,710	0.1
37,274		BBCN Bancorp, Inc.	618,376	0.1
28,050	@	Beneficial Mutual Bancorp, Inc.	306,306	0.0
15,227		Berkshire Hills Bancorp., Inc.	415,240	0.0
78,142		BGC Partners, Inc.	473,541	0.0
51,550		BlackRock Kelso Capital Corp.	480,961	0.0
18,880	@	Banco Latinoamericano de Comercio Exterior SA	529,018	0.1
22,270		BNC Bancorp	381,708	0.0
12,916	@	BofI Holding, Inc.	1,013,002	0.1
41,879		Boston Private Financial Holdings, Inc.	528,513	0.1
16,739		OceanFirst Financial Corp.	286,739	0.0
60,248		Brookline Bancorp., Inc.	576,573	0.1
11,800		Bryn Mawr Bank Corp.	356,124	0.0
20,870		Calamos Asset Management, Inc.	247,101	0.0
6,340		Camden National Corp.	267,675	0.0
57,930		Campus Crest Communities, Inc.	545,121	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
14,880		Capital Southwest Corp.	$518,866	0.1
69,929		Capitol Federal Financial, Inc.	846,840	0.1
49,591		Capstead Mortgage Corp.	599,059	0.1
34,460		Cardinal Financial Corp.	620,280	0.1
22,693		Cash America International, Inc.	869,142	0.1
49,420		Cathay General Bancorp.	1,320,997	0.1
87,905		Cedar Shopping Centers, Inc.	550,285	0.1
36,590		Centerstate Banks of Florida, Inc.	371,388	0.0
123,877		Chambers Street Properties	947,659	0.1
21,376		Chatham Lodging Trust	437,139	0.0
21,835		Chemical Financial Corp.	691,514	0.1
30,531		Chesapeake Lodging Trust	772,129	0.1
14,994		Citizens & Northern Corp.	309,326	0.0
52,810	@	Citizens, Inc.	462,087	0.0
11,240		City Holding Co.	520,749	0.1
10,460		CNB Financial Corp.	198,740	0.0
146,586		CNO Financial Group, Inc.	2,593,106	0.2
43,096		CoBiz Financial, Inc.	515,428	0.1
11,518	L	Cohen & Steers, Inc.	461,411	0.0
40,609		Colony Financial, Inc.	823,957	0.1
35,101		Columbia Banking System, Inc.	965,629	0.1
21,790		Community Bank System, Inc.	864,627	0.1
11,490		Community Trust Bancorp., Inc.	518,888	0.1
7,112		Consolidated-Tomoka Land Co.	258,094	0.0
15,972		Coresite Realty Corp.	514,139	0.1
100,503		Cousins Properties, Inc.	1,035,181	0.1
87,400	@	Cowen Group, Inc.	341,734	0.0
4,650	@	Credit Acceptance Corp.	604,453	0.1
70,350		CubeSmart	1,121,379	0.1
19,100	@	Customers Bancorp, Inc.	390,786	0.0
53,420		CVB Financial Corp.	911,879	0.1
110,935		CYS Investments, Inc.	822,028	0.1
143,890		DCT Industrial Trust, Inc.	1,025,936	0.1
29,387	@	DFC Global Corp.	336,481	0.0
107,595		DiamondRock Hospitality Co.	1,242,722	0.1
19,710		Dime Community Bancshares	333,493	0.0
39,230		DuPont Fabros Technology, Inc.	969,373	0.1
35,550		Dynex Capital, Inc.	284,400	0.0
17,710	@	Eagle Bancorp, Inc.	542,457	0.1
21,920		EastGroup Properties, Inc.	1,269,826	0.1
69,055		Education Realty Trust, Inc.	609,065	0.1
13,380	@	eHealth, Inc.	622,036	0.1
50,305		Empire State Realty Trust, Inc.	769,666	0.1
28,430		Employers Holdings, Inc.	899,809	0.1
15,293	@	Encore Capital Group, Inc.	768,626	0.1
4,049	@	Enstar Group Ltd.	562,447	0.1
18,450		Enterprise Financial Services Corp.	376,749	0.0
14,383	@	Envestnet, Inc.	579,635	0.1
35,810		EPR Properties	1,760,420	0.2
24,270		Equity One, Inc.	544,619	0.1
15,603		ESB Financial Corp.	221,563	0.0
44,160		EverBank Financial Corp.	809,894	0.1
16,609		Evercore Partners, Inc.	992,886	0.1
56,176		Excel Trust, Inc.	639,845	0.1
32,960	@	Ezcorp, Inc.	385,302	0.0
9,085	@	Farmers Capital Bank Corp.	197,599	0.0
9,070		FBL Financial Group, Inc.	406,245	0.0
89,123	@	FelCor Lodging Trust, Inc.	727,244	0.1
16,655		Fidus Investment Corp.	362,080	0.0
52,370		Fifth Street Finance Corp.	484,422	0.0
28,141		Financial Engines, Inc.	1,955,237	0.2
70,112		First American Financial Corp.	1,977,158	0.2
44,889	@	First BanCorp/Puerto Rico	277,863	0.0
23,913		First Bancorp.	397,434	0.0
37,230		First Busey Corp.	215,934	0.0
19,850	@	First Cash Financial Services, Inc.	1,227,524	0.1
50,920		First Commonwealth Financial Corp.	449,114	0.0
11,882		First Defiance Financial Corp.	308,576	0.0
38,080		First Financial Bancorp.	663,734	0.1
22,965	L	First Financial Bankshares, Inc.	1,523,039	0.1
9,230		First Financial Corp.	337,449	0.0
15,910		First Financial Holdings, Inc.	1,058,174	0.1
59,110		First Industrial Realty Trust, Inc.	1,031,469	0.1
19,220		First Merchants Corp.	437,447	0.0
48,230		First Midwest Bancorp., Inc.	845,472	0.1
53,073		First Potomac Realty Trust	617,239	0.1
100,816		FirstMerit Corp.	2,241,140	0.2
14,217	@	Flagstar Bancorp, Inc.	278,938	0.0
25,800		Flushing Financial Corp.	534,060	0.1
68,166		FNB Corp.	860,255	0.1
26,370	@	Forestar Real Estate Group, Inc.	560,890	0.1
54,736		Franklin Street Properties Corp.	654,095	0.1
24,425		FXCM, Inc.	435,742	0.0
4,640		GAMCO Investors, Inc.	403,541	0.0
49,899		Geo Group, Inc.	1,607,746	0.2
23,009		Getty Realty Corp.	422,675	0.0

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
84,643		GFI Group, Inc.	$330,954	0.0
45,460		Glacier Bancorp., Inc.	1,354,253	0.1
25,531		Gladstone Capital Corp.	245,098	0.0
16,494		Gladstone Commercial Corp.	296,397	0.0
80,252		Glimcher Realty Trust	751,159	0.1
23,100		Golub Capital BDC, Inc.	441,441	0.0
22,516		Government Properties Income Trust	559,523	0.1
72,187	@	Gramercy Property Trust Inc.	415,075	0.0
11,490		Great Southern Bancorp., Inc.	349,411	0.0
16,349	@	Green Dot Corp.	411,177	0.0
15,700		Greenhill & Co., Inc.	909,658	0.1
19,750	@	Greenlight Capital Re Ltd.	665,773	0.1
47,938		Hancock Holding Co.	1,758,366	0.2
22,000		Hanmi Financial Corp.	481,580	0.0
10,343	L	HCI Group, Inc.	553,350	0.1
50,340		Healthcare Realty Trust, Inc.	1,072,745	0.1
8,120		Heartland Financial USA, Inc.	233,775	0.0
38,255		Hercules Technology Growth Capital, Inc.	627,382	0.1
126,731		Hersha Hospitality Trust	705,892	0.1
22,812	@	HFF, Inc.	612,502	0.1
46,360		Highwoods Properties, Inc.	1,676,841	0.2
36,020	@	Hilltop Holdings, Inc.	833,143	0.1
26,848		Home Bancshares, Inc.	1,002,773	0.1
37,848	@	Home Loan Servicing Solutions Ltd.	869,369	0.1
12,676		HomeStreet, Inc.	253,520	0.0
25,318	@	HomeTrust Bancshares Inc.	404,835	0.0
26,670		Horace Mann Educators Corp.	841,172	0.1
27,049		Hudson Pacific Properties, Inc.	591,562	0.1
13,993		Hudson Valley Holding Corp.	284,758	0.0
18,090		IBERIABANK Corp.	1,136,957	0.1
39,248	@	ICG Group, Inc.	731,190	0.1
13,110		Independent Bank Corp.	513,781	0.1
8,050		Infinity Property & Casualty Corp.	577,588	0.1
56,772		Inland Real Estate Corp.	597,241	0.1
26,956	@	Insmed Inc.	458,522	0.0
35,630		International Bancshares Corp.	940,276	0.1
13,555	@	Intl. FCStone, Inc.	251,310	0.0
83,889		Invesco Mortgage Capital, Inc.	1,231,491	0.1
28,900	@	Investment Technology Group, Inc.	594,184	0.1
28,350		Investors Bancorp, Inc.	725,193	0.1
89,225		Investors Real Estate Trust	765,551	0.1
65,110	@	iStar Financial, Inc.	929,120	0.1
58,877		Janus Capital Group, Inc.	728,308	0.1
4,795		Kansas City Life Insurance Co.	228,913	0.0
25,800	L	KCAP Financial, Inc.	208,206	0.0
27,019	@	KCG Holdings, Inc.	323,147	0.0
34,500		Kennedy-Wilson Holdings, Inc.	767,625	0.1
75,513		Kite Realty Group Trust	496,120	0.0
11,670		Lakeland Financial Corp.	455,130	0.0
53,300		LaSalle Hotel Properties	1,644,838	0.2
76,210		Lexington Realty Trust	778,104	0.1
17,999		LTC Properties, Inc.	636,985	0.1
46,900	@	Maiden Holdings Ltd.	512,617	0.1
17,396	L	Main Street Capital Corp.	568,675	0.1
24,774		MainSource Financial Group, Inc.	446,675	0.0
16,515		Manning & Napier, Inc.	291,490	0.0
22,070		MarketAxess Holdings, Inc.	1,475,821	0.1
34,500		MB Financial Corp.	1,107,105	0.1
63,800		MCG Capital Corp.	280,720	0.0
31,600		Meadowbrook Insurance Group, Inc.	219,936	0.0
22,641		Medallion Financial Corp.	324,898	0.0
81,329		Medical Properties Trust, Inc.	993,840	0.1
29,100		Medley Capital Corp.	403,035	0.0
6,817		Merchants Bancshares, Inc.	228,370	0.0
19,380		MetroCorp Bancshares, Inc.	292,057	0.0
197,862	@	MGIC Investment Corp.	1,669,955	0.2
51,598		Monmouth Real Estate Investment Corp.	469,026	0.0
41,030	@	Montpelier Re Holdings Ltd.	1,193,973	0.1
14,950		MVC Capital, Inc.	201,825	0.0
28,242		National Bank Holdings Corp.	604,379	0.1
8,447		National Bankshares, Inc.	311,610	0.0
15,810		National Health Investors, Inc.	886,941	0.1
8,070		National Interstate Corp.	185,610	0.0
82,810		National Penn Bancshares, Inc.	938,237	0.1
1,665		National Western Life Insurance Co.	372,211	0.0
7,530	@	Navigators Group, Inc.	475,595	0.0
22,730		NBT Bancorp., Inc.	588,707	0.1
17,700		Nelnet, Inc.	745,878	0.1
123,707		New Residential Investment Corp.	826,363	0.1
71,468	L	New York Mortgage Trust, Inc.	499,561	0.1
30,707	@	NewBridge Bancorp	230,303	0.0
23,200	@	NewStar Financial, Inc.	412,264	0.0
41,053		Northfield Bancorp, Inc./NJ	541,900	0.1
152,455		Northstar Realty Finance Corp.	2,050,520	0.2

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
71,570		Northwest Bancshares, Inc.	$1,057,805	0.1
25,727	L	OFG Bancorp	446,106	0.0
58,330		Old National Bancorp.	896,532	0.1
13,913	@	OmniAmerican Bancorp, Inc.	297,460	0.0
14,282		One Liberty Properties, Inc.	287,497	0.0
43,575		Oritani Financial Corp.	699,379	0.1
10,800		Federal Agricultural Mortgage Corp.	369,900	0.0
30,449		PacWest Bancorp	1,285,557	0.1
7,360	L	Park National Corp.	626,115	0.1
54,367		Park Sterling Corp.	388,180	0.0
26,506		Parkway Properties, Inc.	511,301	0.1
28,795		Pebblebrook Hotel Trust	885,734	0.1
34,719		PennantPark Investment Corp.	402,740	0.0
43,513		Pennsylvania Real Estate Investment Trust	825,877	0.1
15,535	@	PennyMac Financial Services, Inc.	272,639	0.0
36,897		Pennymac Mortgage Investment Trust	847,155	0.1
12,820		Peoples Bancorp., Inc.	288,578	0.0
32,490	@	PHH Corp.	791,132	0.1
6,493	@	Phoenix Cos, Inc.	398,670	0.0
24,286	@	Pico Holdings, Inc.	561,249	0.1
22,580		Pinnacle Financial Partners, Inc.	734,527	0.1
12,430	@	Piper Jaffray Cos.	491,607	0.0
23,131	@	Platinum Underwriters Holdings Ltd.	1,417,468	0.1
35,073	@	Portfolio Recovery Associates, Inc.	1,853,257	0.2
29,710		Potlatch Corp.	1,240,095	0.1
28,127		Primerica, Inc.	1,206,930	0.1
29,714		PrivateBancorp, Inc.	859,626	0.1
156,384		Prospect Capital Corp.	1,754,628	0.2
36,100		Prosperity Bancshares, Inc.	2,288,379	0.2
38,970		Provident Financial Services, Inc.	752,900	0.1
10,890		PS Business Parks, Inc.	832,214	0.1
100,750		Radian Group, Inc.	1,422,590	0.1
68,826		RAIT Financial Trust	617,369	0.1
32,772		Ramco-Gershenson Properties	515,831	0.1
55,780	L	Redwood Trust, Inc.	1,080,459	0.1
20,115		Renasant Corp.	632,818	0.1
103,226		Resource Capital Corp.	612,130	0.1
51,365		Retail Opportunity Investments	756,093	0.1
12,490		RLI Corp.	1,216,276	0.1
62,925		RLJ Lodging Trust	1,530,336	0.1
30,490		Rockville Financial, Inc.	433,263	0.0
18,228		Rouse Properties, Inc.	404,479	0.0
24,928		Ryman Hospitality Properties	1,041,492	0.1
15,760		S&T Bancorp, Inc.	398,886	0.0
29,900		Sabra Healthcare REIT, Inc.	781,586	0.1
18,093	@	Safeguard Scientifics, Inc.	363,488	0.0
9,020		Safety Insurance Group, Inc.	507,826	0.1
18,640		Sandy Spring Bancorp, Inc.	525,462	0.1
37,990		Selective Insurance Group	1,028,009	0.1
18,521		Silver Bay Realty Trust Corp.	296,151	0.0
11,510		Simmons First National Corp.	427,597	0.0
24,608		Solar Capital Ltd.	554,910	0.1
14,000		Solar Senior Capital Ltd.	255,080	0.0
14,260		Southside Bancshares, Inc.	389,868	0.0
23,941	@	Southwest Bancorp., Inc.	381,141	0.0
17,240		Sovran Self Storage, Inc.	1,123,531	0.1
14,799	@	Springleaf Holdings, Inc.	374,119	0.0
31,050		STAG Industrial, Inc.	633,110	0.1
10,080		State Auto Financial Corp.	214,099	0.0
30,400		State Bank Financial Corp.	552,976	0.1
12,670		StellarOne Corp.	304,967	0.0
53,121		Sterling Bancorp/DE	710,228	0.1
18,700		Sterling Financial Corp.	637,296	0.1
15,900		Stewart Information Services Corp.	513,093	0.1
37,400	@	Stifel Financial Corp.	1,792,208	0.2
122,220	@	Strategic Hotel Capital, Inc.	1,154,979	0.1
51,755		Summit Hotel Properties, Inc.	465,795	0.0
18,943		Sun Communities, Inc.	807,730	0.1
101,888		Sunstone Hotel Investors, Inc.	1,365,299	0.1
138,480		Susquehanna Bancshares, Inc.	1,778,083	0.2
35,188	@	SWS Group, Inc.	213,943	0.0
10,540		SY Bancorp., Inc.	336,437	0.0
36,459		Symetra Financial Corp.	691,263	0.1
8,290	@	Tejon Ranch Co.	304,740	0.0
27,719		Terreno Realty Corp.	490,626	0.0
11,050		Territorial Bancorp, Inc.	256,360	0.0
19,631	@	Texas Capital Bancshares, Inc.	1,221,048	0.1
23,800		THL Credit, Inc.	392,462	0.0
29,700	L	TICC Capital Corp.	307,098	0.0
14,632		Tompkins Financial Corp.	751,938	0.1
31,218	@	Tower Group International, Ltd.	105,517	0.0
17,056		TowneBank	262,492	0.0
17,600		Triangle Capital Corp.	486,640	0.0
10,390		Trico Bancshares	294,764	0.0
50,250		Trustco Bank Corp.	360,795	0.0
45,950		Trustmark Corp.	1,233,298	0.1
23,310		UMB Financial Corp.	1,498,367	0.1
18,382		UMH Properties, Inc.	173,158	0.0
83,760		Umpqua Holdings Corp.	1,603,166	0.2
12,670		Union First Market Bankshares Corp.	314,343	0.0

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
25,080	L	United Bankshares, Inc.	$788,766	0.1
26,781	@	United Community Banks, Inc./GA	475,363	0.0
56,329	@	United Community Financial Corp.	201,095	0.0
22,740		United Financial Bancorp, Inc.	429,559	0.0
18,520		United Fire Group, Inc.	530,783	0.1
14,470		Universal Health Realty Income Trust	579,668	0.1
14,960		Univest Corp. of Pennsylvania	309,373	0.0
14,040		Urstadt Biddle Properties, Inc.	259,038	0.0
21,924		ViewPoint Financial Group	601,814	0.1
4,466	@	Virtus Investment Partners	893,423	0.1
23,971	@	Walter Investment Management Corp.	847,615	0.1
18,857		Washington Banking Co.	334,335	0.0
42,240		Washington Real Estate Investment Trust	986,726	0.1
11,810		Washington Trust Bancorp, Inc.	439,568	0.0
51,760		Webster Financial Corp.	1,613,877	0.2
16,970		WesBanco, Inc.	543,040	0.1
22,070		Westamerica Bancorp.	1,246,072	0.1
44,440	@	Western Alliance Bancorp.	1,060,338	0.1
21,897		Westfield Financial, Inc.	163,352	0.0
8,478		Westwood Holdings Group, Inc.	524,873	0.1
20,725		Whitestone REIT	277,093	0.0
35,387		Winthrop Realty Trust	391,026	0.0
20,940		Wintrust Financial Corp.	965,753	0.1
60,572	@	WisdomTree Investments, Inc.	1,072,730	0.1
8,982	@, L	World Acceptance, Corp.	786,194	0.1
6,380		WSFS Financial Corp.	494,641	0.0
17,488	@	Yadkin Financial Corporation	297,996	0.0
			229,196,645	21.5

		Health Care: 12.4%
12,180	@	Abaxism, Inc.	487,444	0.1
26,807	@	Abiomed, Inc.	716,819	0.1
19,415	@	Acadia Healthcare Co., Inc.	918,912	0.1
43,109	@	Acadia Pharmaceuticals, Inc.	1,077,294	0.1
39,986	@	Accelrys, Inc.	381,466	0.0
38,000	@	Accretive Health, Inc.	348,080	0.0
48,503	@, L	Accuray, Inc.	422,461	0.0
88,944	@	Achillion Pharmaceuticals, Inc.	295,294	0.0
26,160	@	Acorda Therapeutics, Inc.	763,872	0.1
18,253	@	Aegerion Pharmaceuticals, Inc.	1,295,233	0.1
69,398	@	Affymetrix, Inc.	594,741	0.1
23,527	@	Air Methods Corp.	1,372,330	0.1
34,358	@	Akorn, Inc.	846,238	0.1
18,589	@	Albany Molecular Research, Inc.	187,377	0.0
40,367	@	Align Technology, Inc.	2,306,974	0.2
32,634	@	Alnylam Pharmaceuticals, Inc.	2,099,345	0.2
17,940	@	AMAG Pharmaceuticals, Inc.	435,404	0.0
22,790	@	Amedisys, Inc.	333,418	0.0
32,510	@	AMN Healthcare Services, Inc.	477,897	0.1
20,140	@	Amsurg Corp.	924,829	0.1
30,806	@, L	Anacor Pharmaceuticals, Inc.	516,925	0.1
7,800		Analogic Corp.	690,768	0.1
18,000	@	Angiodynamics, Inc.	309,420	0.0
14,606	@	Anika Therapeutics, Inc.	557,365	0.1
93,600	@, L	Antares Pharma, Inc.	419,328	0.0
137,629	@, L	Arena Pharmaceuticals, Inc.	805,130	0.1
77,330	@	Array Biopharma, Inc.	387,423	0.0
19,500	@	Arthrocare Corp.	784,680	0.1
22,848	@	Athenahealth, Inc.	3,073,056	0.3
25,448	@	AtriCure, Inc.	475,369	0.0
830		Atrion Corp.	245,887	0.0
31,015	@	Auxilium Pharmaceuticals, Inc.	643,251	0.1
96,224	@	AVANIR Pharmaceuticals, Inc.	323,313	0.0
13,276	@, L	Bio-Reference Labs, Inc.	339,069	0.0
34,810	@	BioScrip, Inc.	257,594	0.0
59,122	@	Cadence Pharmaceuticals, Inc.	535,054	0.1
33,506	@	Cambrex Corp.	597,412	0.1
17,352		Cantel Medical Corp.	588,406	0.1
21,680	@	Capital Senior Living Corp.	520,103	0.1
15,613	@	Cardiovascular Systems, Inc.	535,370	0.1
48,389	@	Celldex Therapeutics, Inc.	1,171,498	0.1
30,740	@	Centene Corp.	1,812,123	0.2
40,600	@	Cepheid, Inc.	1,896,832	0.2
68,989	@	Cerus Corp.	444,979	0.0
13,460	L	Chemed Corp.	1,031,305	0.1
12,980	@, X	Clinical Data, Inc.	12,980	0.0
10,023	@	Clovis Oncology, Inc.	604,086	0.1
7,230		Computer Programs & Systems, Inc.	446,886	0.0
19,440		Conmed Corp.	826,200	0.1
7,800	@	Corvel Corp.	364,260	0.0
31,350		CryoLife, Inc.	347,671	0.0
92,803	@	Curis, Inc.	261,704	0.0
16,790	@	Cyberonics	1,099,913	0.1
20,237	@	Cynosure, Inc.	539,923	0.1
22,159	@	Cytokinetics Inc	144,034	0.0
134,297	@, L	Dendreon Corp.	401,548	0.0
47,800	@	Depomed, Inc.	505,724	0.1
39,709	@	DexCom, Inc.	1,406,096	0.1
117,500	@	Dyax Corp.	884,775	0.1
23,267	@	Emeritus Corp.	503,265	0.1
23,200	@, L	Endocyte, Inc.	248,008	0.0
36,630	@	Endologix, Inc.	638,827	0.1
10,961		Ensign Group, Inc.	485,243	0.1
47,453	@	Exact Sciences Corp.	554,726	0.1
11,361	@	Exactech, Inc.	269,937	0.0

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
23,608	@	ExamWorks Group, Inc.	$705,171	0.1
114,667	@, L	Exelixis, Inc.	702,909	0.1
23,300	@	Fluidigm Corp.	892,856	0.1
8,081	@	Furiex Pharmaceuticals, Inc.	339,483	0.0
22,809	@	GenMark Diagnostics, Inc.	303,588	0.0
9,840	@	Genomic Health, Inc.	288,017	0.0
26,777	@	Gentiva Health Services, Inc.	332,303	0.0
147,225	@	Geron Corp.	697,847	0.1
28,462	@	Globus Medical Inc	574,363	0.1
15,180	@	Greatbatch, Inc.	671,563	0.1
36,927	@	Haemonetics Corp.	1,555,735	0.2
60,782	@	Halozyme Therapeutics, Inc.	911,122	0.1
17,968	@	Hanger Orthopedic Group, Inc.	706,861	0.1
58,309		Healthsouth Corp.	1,942,856	0.2
13,424	@	HealthStream, Inc.	439,904	0.0
24,120	@	Healthways, Inc.	370,242	0.0
8,408	@	HeartWare International, Inc.	790,016	0.1
8,652	@	Hi-Tech Pharmacal Co., Inc.	375,410	0.0
57,307	@	HMS Holdings Corp.	1,302,588	0.1
48,709	@, L	Horizon Pharma, Inc.	371,163	0.0
6,580	@	ICU Medical, Inc.	419,212	0.0
73,658	@, L	Idenix Pharmaceuticals, Inc.	440,475	0.0
47,705	@, L	Immunogen, Inc.	699,832	0.1
61,662	@, L	Immunomedics, Inc.	283,645	0.0
45,868	@	Impax Laboratories, Inc.	1,153,122	0.1
33,630	@	Infinity Pharmaceuticals, Inc.	464,430	0.0
28,243	@	Insulet Corp.	1,047,815	0.1
12,830	@	Integra LifeSciences Holdings Corp.	612,119	0.1
4,015	@	Intercept Pharmaceuticals, Inc.	274,144	0.0
51,065	@	InterMune, Inc.	752,187	0.1
19,460		Invacare Corp.	451,667	0.0
12,070	@	IPC The Hospitalist Co., Inc.	716,837	0.1
62,906	@	Ironwood Pharmaceuticals, Inc.	730,339	0.1
66,412	@	Isis Pharmaceuticals, Inc.	2,645,854	0.3
54,700	@, L	Keryx Biopharmaceuticals, Inc.	708,365	0.1
33,956		Kindred Healthcare, Inc.	670,291	0.1
8,486	@	KYTHERA Biopharmaceuticals, Inc.	316,104	0.0
7,080		Landauer, Inc.	372,479	0.0
139,200	@	Lexicon Genetics, Inc.	250,560	0.0
111,929	@	Lifevantage Corporation	184,683	0.0
14,522	@	Ligand Pharmaceuticals, Inc.	763,857	0.1
24,304	@	Luminex Corp.	471,498	0.0
19,027	@	Magellan Health Services, Inc.	1,139,908	0.1
99,195	@, L	MannKind Corp.	516,806	0.1
39,999	@	Masimo Corp.	1,169,171	0.1
35,730	@	MedAssets, Inc.	708,526	0.1
32,142	@	Medicines Co.	1,241,324	0.1
30,478	@	Medidata Solutions, Inc.	1,846,052	0.2
79,385	@	Merge Healthcare, Inc.	184,173	0.0
28,590		Meridian Bioscience, Inc.	758,493	0.1
19,212	@	Merit Medical Systems, Inc.	302,397	0.0
87,472	@, L	Merrimack Pharmaceutical, Inc.	467,100	0.0
71,659	@, L	MiMedx Group Inc.	626,300	0.1
12,412	@	Molina Healthcare, Inc.	431,317	0.0
30,881	@	Momenta Pharmaceuticals, Inc.	545,976	0.1
8,290	@	MWI Veterinary Supply, Inc.	1,414,191	0.1
5,070		National Healthcare Corp.	273,324	0.0
23,930	@	Natus Medical, Inc.	538,425	0.1
112,043	@	Navidea Biopharmaceuticals, Inc.	231,929	0.0
68,822	@	Nektar Therapeutics	781,130	0.1
22,522	@	Neogen Corp.	1,029,255	0.1
40,383	@	Neurocrine Biosciences, Inc.	377,177	0.0
18,116	@, L	NewLink Genetics Corp.	398,733	0.0
143,350	@, L	Novavax, Inc.	733,952	0.1
59,298	@	NPS Pharmaceuticals, Inc.	1,800,287	0.2
26,480	@	NuVasive, Inc.	856,098	0.1
35,591	@	NxStage Medical, Inc.	355,910	0.0
21,600	@, L	Omeros Corp.	243,864	0.0
25,370	@	Omnicell, Inc.	647,696	0.1
113,794	@, L	Opko Health, Inc.	960,421	0.1
48,490	@	OraSure Technologies, Inc.	305,002	0.0
61,907	@	Orexigen Therapeutics, Inc.	348,536	0.0
10,580	@	Orthofix International NV	241,436	0.0
44,163		Owens & Minor, Inc.	1,614,599	0.2
15,969	@	Pacira Pharmaceuticals, Inc./DE	918,058	0.1
36,870	@	Parexel International Corp.	1,665,787	0.2
91,630	L	PDL BioPharma, Inc.	773,357	0.1
134,571	@, L	Peregrine Pharmaceuticals, Inc.	187,054	0.0
19,410	@	PharMerica Corp.	417,315	0.0
14,800	@, L	PhotoMedex, Inc.	191,660	0.0
45,141	@	Progenics Pharmaceuticals, Inc.	240,602	0.0
12,893	@	Providence Service Corp.	331,608	0.0
15,108	@	Puma Biotechnology, Inc.	1,564,131	0.2
25,280		Quality Systems, Inc.	532,397	0.1
32,171	L	Questcor Pharmaceuticals, Inc.	1,751,711	0.2
15,810	@	Quidel Corp.	488,371	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
47,609	@, L	Raptor Pharmaceutical Corp.	$619,869	0.1
18,253	@, L	Repros Therapeutics, Inc.	334,030	0.0
94,565	@	Rigel Pharmaceuticals, Inc.	269,510	0.0
24,337	@, L	Rockwell Medical Technologies, Inc.	254,078	0.0
68,412	@	RTI Biologics, Inc.	242,178	0.0
14,215	@	Sagent Pharmaceuticals, Inc.	360,777	0.0
46,313	@, L	Sangamo Biosciences, Inc.	643,288	0.1
36,448	@	Santarus, Inc.	1,164,878	0.1
20,586	@, L	Sarepta Therapeutics, Inc.	419,337	0.0
36,900	@	Sciclone Pharmaceuticals, Inc.	185,976	0.0
23,500		Select Medical Holdings Corp.	272,835	0.0
115,388	@, L	Sequenom, Inc.	270,008	0.0
23,433	@	Spectranetics Corp.	585,825	0.1
42,460	@, L	Spectrum Pharmaceuticals, Inc.	375,771	0.0
28,028	@	Staar Surgical Co.	453,773	0.0
7,815	@	Stemline Therapeutics Inc.	153,174	0.0
39,191		Steris Corp.	1,883,128	0.2
38,357	@, L	Sunesis Pharmaceuticals, Inc.	181,812	0.0
15,270	@	SurModics, Inc.	372,435	0.0
10,563	@	Synageva BioPharma Corp.	683,637	0.1
61,742	@, L	Synergy Pharmaceuticals, Inc.	347,607	0.0
35,831	@	Team Health Holdings, Inc.	1,632,102	0.2
21,024	@, L	TearLab Corp.	196,364	0.0
8,004	@	Tesaro, Inc.	226,033	0.0
67,745	@, L	TherapeuticsMD, Inc.	352,951	0.0
27,802	@	Thoratec Corp.	1,017,553	0.1
42,200	@	Threshold Pharmaceuticals, Inc.	197,074	0.0
12,570	@	Triple-S Management Corp.	244,361	0.0
42,590	@, X	Trius Therapeutics, Inc. — CVR	—	—
81,911	@, L	Unilife Corp.	360,408	0.0
25,820		Universal American Corp./NY	188,486	0.0
25,795	@	Vanda Pharmaceuticals, Inc.	320,116	0.0
20,070	@	Vascular Solutions, Inc.	464,621	0.0
82,800	@	Vical, Inc.	97,704	0.0
44,130	@	Viropharma, Inc.	2,199,881	0.2
66,260	@, L	Vivus, Inc.	601,641	0.1
18,536	@	Vocera Communications, Inc.	289,347	0.0
33,090	@	Volcano Corp.	723,017	0.1
26,885	@	WellCare Health Plans, Inc.	1,893,242	0.2
50,098		West Pharmaceutical Services, Inc.	2,457,808	0.2
22,600	@	Wright Medical Group, Inc.	694,046	0.1
49,672	@	Xenoport, Inc.	285,614	0.0
53,900	@	XOMA Corp.	362,747	0.0
50,886	@, L	ZIOPHARM Oncology, Inc.	220,845	0.0
			131,747,852	12.4

		Industrials: 14.4%
19,297		AAON, Inc.	616,539	0.1
23,620		AAR Corp.	661,596	0.1
38,550		ABM Industries, Inc.	1,102,144	0.1
28,744		Acacia Research — Acacia Technologies	417,938	0.0
74,560	@	ACCO Brands Corp.	501,043	0.0
45,140		Actuant Corp.	1,653,930	0.2
27,158		Acuity Brands, Inc.	2,968,913	0.3
19,434	@	Advisory Board Co.	1,237,363	0.1
28,790	@	Aegion Corp.	630,213	0.1
9,760	@	Aerovironment, Inc.	284,309	0.0
49,380	@	Air Transport Services Group, Inc.	399,484	0.0
37,246	@	Aircastle Ltd.	713,633	0.1
5,200		Alamo Group, Inc.	315,588	0.0
15,490		Albany International Corp.	556,556	0.1
9,501		Allegiant Travel Co.	1,001,785	0.1
17,130		Altra Holdings, Inc.	586,189	0.1
6,960		American Science & Engineering, Inc.	500,494	0.0
8,840	@	American Woodmark Corp.	349,445	0.0
18,700		Apogee Enterprises, Inc.	671,517	0.1
28,610		Applied Industrial Technologies, Inc.	1,404,465	0.1
16,989		Argan, Inc.	468,217	0.0
22,293		Arkansas Best Corp.	750,828	0.1
15,410		Astec Industries, Inc.	595,288	0.1
7,038	@	Astronics Corp.	358,938	0.0
17,479	@	Atlas Air Worldwide Holdings, Inc.	719,261	0.1
16,120		AZZ, Inc.	787,623	0.1
33,000		Barnes Group, Inc.	1,264,230	0.1
6,797		Barrett Business Services, Inc.	630,354	0.1
27,280	@	Beacon Roofing Supply, Inc.	1,098,838	0.1
30,155		Belden CDT, Inc.	2,124,420	0.2
32,450	@	Blount International, Inc.	469,551	0.0
37,186		Brady Corp.	1,150,163	0.1
27,270		Briggs & Stratton Corp.	593,395	0.1
32,200		Brink’s Co.	1,099,308	0.1
54,302	@	Builders FirstSource, Inc.	387,716	0.0
11,800	@	CAI International, Inc.	278,126	0.0
320,713	@, L	Capstone Turbine Corp.	413,720	0.0
33,580	@	CBIZ, Inc.	306,250	0.0
13,670		Celadon Group, Inc.	266,292	0.0
18,619	@	Chart Industries, Inc.	1,780,721	0.2
11,530		CIRCOR International, Inc.	931,393	0.1
32,753		Clarcor, Inc.	2,107,656	0.2
18,040	@	Columbus McKinnon Corp.	489,606	0.0
27,280		Comfort Systems USA, Inc.	528,959	0.1
8,763	@	Consolidated Graphics, Inc.	590,977	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
21,580		Corporate Executive Board Co.	$1,670,939	0.2
15,915	@	CoStar Group, Inc.	2,937,591	0.3
9,520		Cubic Corp.	501,323	0.0
29,009		Curtiss-Wright Corp.	1,805,230	0.2
32,750		Deluxe Corp.	1,709,222	0.2
40,930	@	DigitalGlobe, Inc.	1,684,269	0.2
27,020		Douglas Dynamics, Inc.	454,476	0.0
5,069	@	DXP Enterprises, Inc.	583,949	0.1
19,803	@	Dycom Industries, Inc.	550,325	0.1
14,560		Dynamic Materials Corp.	316,534	0.0
11,600	@	Echo Global Logistics, Inc.	249,168	0.0
44,110		EMCOR Group, Inc.	1,872,028	0.2
13,610		Encore Wire Corp.	737,662	0.1
26,784	@	Enernoc, Inc.	460,953	0.0
30,763		EnerSys	2,156,179	0.2
12,271	@	Engility Holdings, Inc.	409,851	0.0
17,520		Ennis, Inc.	310,104	0.0
12,440	@	EnPro Industries, Inc.	717,166	0.1
15,700		ESCO Technologies, Inc.	537,882	0.1
18,480	@	Esterline Technologies Corp.	1,884,221	0.2
8,190		Exponent, Inc.	634,234	0.1
42,240	@	Federal Signal Corp.	618,816	0.1
58,871	@	Flow International Corp.	237,839	0.0
18,770		Forward Air Corp.	824,191	0.1
32,240		Franklin Electric Co., Inc.	1,439,194	0.1
21,822	@	FTI Consulting, Inc.	897,757	0.1
192,933	@, L	FuelCell Energy, Inc.	272,036	0.0
45,459	@	Furmanite Corp.	482,775	0.0
10,950		G&K Services, Inc.	681,418	0.1
44,321	@, L	Gencorp, Inc.	798,664	0.1
27,375		Generac Holdings, Inc.	1,550,520	0.1
20,250		General Cable Corp.	595,553	0.1
24,989	@	Gibraltar Industries, Inc.	464,546	0.0
19,500		Global Power Equipment Group, Inc.	381,615	0.0
14,265		Gorman-Rupp Co.	476,879	0.0
70,557	@	GrafTech International Ltd.	792,355	0.1
12,020		Graham Corp.	436,206	0.0
18,976		Granite Construction, Inc.	663,780	0.1
41,440	@	Great Lakes Dredge & Dock Corp.	381,248	0.0
14,870	@	Greenbrier Cos., Inc.	488,331	0.0
21,230		Griffon Corp.	280,448	0.0
22,360	@	H&E Equipment Services, Inc.	662,527	0.1
40,560	@, L	Hawaiian Holdings, Inc.	390,593	0.0
35,233		Healthcare Services Group	999,560	0.1
36,890		Heartland Express, Inc.	723,782	0.1
41,008		Heico Corp.	2,376,414	0.2
14,690		Heidrick & Struggles International, Inc.	295,857	0.0
43,959		Herman Miller, Inc.	1,297,670	0.1
32,007		HNI, Corp.	1,242,832	0.1
21,776		Houston Wire & Cable Co.	291,363	0.0
28,949	@	HUB Group, Inc.	1,154,486	0.1
14,550	@	Huron Consulting Group, Inc.	912,576	0.1
5,379		Hyster-Yale Materials Handling, Inc.	501,108	0.0
3,750	@, X	Hyster-Yale Materials Handling, Inc. — B shares	349,350	0.0
13,357	@	ICF International, Inc.	463,621	0.0
33,420	@	II-VI, Inc.	588,192	0.1
32,624	@	Innerworkings, Inc.	254,141	0.0
13,880		Insperity, Inc.	501,484	0.0
21,908		Insteel Industries, Inc.	497,969	0.0
33,570		Interface, Inc.	737,197	0.1
154,312	@	JetBlue Airways Corp.	1,319,368	0.1
17,870		John Bean Technologies Corp.	524,127	0.1
8,640		Kadant, Inc.	350,093	0.0
15,500		Kaman Corp.	615,815	0.1
15,330		Kelly Services, Inc.	382,330	0.0
29,295	@, L	Keyw Holding Corp.	393,725	0.0
24,730		Kforce, Inc.	505,976	0.1
22,680		Kimball International, Inc.	340,880	0.0
32,001		Knight Transportation, Inc.	586,898	0.1
31,040		Knoll, Inc.	568,342	0.1
27,230	@	Korn/Ferry International	711,248	0.1
45,001	@	Kratos Defense & Security Solutions, Inc.	345,608	0.0
11,120	@	Layne Christensen Co.	189,930	0.0
9,169		LB Foster Co.	433,602	0.0
10,187	L	Lindsay Manufacturing Co.	842,974	0.1
9,100	@	LMI Aerospace, Inc.	134,134	0.0
14,100		Marten Transport Ltd.	284,679	0.0
36,190	@	Mastec, Inc.	1,184,137	0.1
21,153		Matson, Inc.	552,305	0.1
15,580		McGrath Rentcorp	620,084	0.1
76,741	@	Meritor, Inc.	800,409	0.1
12,252	@	Middleby Corp.	2,940,112	0.3
12,750		Miller Industries, Inc.	237,533	0.0
15,920		Mine Safety Appliances Co.	815,263	0.1
23,730	@	Mobile Mini, Inc.	977,201	0.1
29,954	@	Moog, Inc.	2,035,075	0.2
18,220		Mueller Industries, Inc.	1,148,042	0.1
105,540		Mueller Water Products, Inc.	988,910	0.1
10,100		Multi-Color Corp.	381,174	0.0
16,990	@	MYR Group, Inc./Delaware	426,109	0.0
3,760	@, L	National Presto Industries, Inc.	302,680	0.0
32,770	@	Navigant Consulting, Inc.	629,184	0.1
6,000	@	Nortek, Inc.	447,600	0.1
11,473	@	Northwest Pipe Co.	433,220	0.0
95,889	@, L	Odyssey Marine Exploration, Inc.	193,696	0.0
27,880	@	On Assignment, Inc.	973,570	0.1
40,420	@	Orbital Sciences Corp.	941,786	0.1
30,527	@	Orion Marine Group, Inc.	367,240	0.0
33,800	@	Pacer International, Inc.	279,188	0.0
23,691	@	PGT, Inc.	239,753	0.0
26,472	@, L	Polypore International, Inc.	1,029,761	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
7,301		Powell Industries, Inc.	$489,094	0.0
17,527	@	PowerSecure International, Inc.	300,939	0.0
18,117		Primoris Services Corp.	563,982	0.1
9,572	@	Proto Labs, Inc.	681,335	0.1
20,157		Quad/Graphics, Inc.	548,875	0.1
25,552	@	Quality Distribution, Inc.	327,832	0.0
22,771		Quanex Building Products Corp.	453,598	0.0
20,465		Raven Industries, Inc.	841,930	0.1
13,000	@	RBC Bearings, Inc.	919,750	0.1
31,416	@	Republic Airways Holdings, Inc.	335,837	0.0
29,940		Resources Connection, Inc.	429,040	0.0
17,735	@	Rexnord Corp.	479,022	0.0
15,000	@	Roadrunner Transportation Systems, Inc.	404,250	0.0
20,600	@	RPX Corp.	348,140	0.0
20,400	@	Rush Enterprises, Inc. — Class A	604,860	0.1
12,092	@	Saia, Inc.	387,549	0.0
13,140		Schawk, Inc.	195,392	0.0
24,810		Simpson Manufacturing Co., Inc.	911,271	0.1
40,967		Skywest, Inc.	607,541	0.1
11,040	@	SP Plus Corp.	287,482	0.0
32,771	@	Spirit Airlines, Inc.	1,488,131	0.1
8,050		Standex International Corp.	506,184	0.1
37,977		Steelcase, Inc.	602,315	0.1
11,967		Sun Hydraulics Corp.	488,613	0.0
43,126	@, L	Swift Transportation Co.	957,828	0.1
15,174		TAL International Group, Inc.	870,229	0.1
52,975	@	Taser International, Inc.	841,243	0.1
12,204	@	Team, Inc.	516,717	0.1
19,441	@	Tecumseh Products Co.	175,941	0.0
24,807	@	Teledyne Technologies, Inc.	2,278,771	0.2
11,980		Tennant Co.	812,364	0.1
44,350	@	Tetra Tech, Inc.	1,240,913	0.1
9,409	@, L	Textainer Group Holdings Ltd.	378,430	0.0
17,256	@	Thermon Group Holdings, Inc.	471,606	0.0
29,635		Titan International, Inc.	532,837	0.1
14,540	@, L	Titan Machinery, Inc.	259,103	0.0
9,233	@	Trex Co., Inc.	734,300	0.1
22,953	@	Trimas Corp.	915,595	0.1
27,520	@	TrueBlue, Inc.	709,466	0.1
26,380	@	Tutor Perini Corp.	693,794	0.1
10,114		Twin Disc, Inc.	261,851	0.0
9,290		Unifirst Corp.	994,030	0.1
29,780		United Stationers, Inc.	1,366,604	0.1
11,469		Universal Forest Products, Inc.	597,994	0.1
14,110		US Ecology, Inc.	524,751	0.1
43,100	@	USG Corp.	1,223,178	0.1
42,645	@	UTI Worldwide, Inc.	748,846	0.1
17,360		Viad Corp.	482,261	0.0
5,015		VSE Corp.	240,770	0.0
43,200	@	Wabash National Corp.	533,520	0.1
14,652	@	WageWorks, Inc.	870,915	0.1
17,737		Watsco, Inc.	1,703,816	0.2
18,770		Watts Water Technologies, Inc.	1,161,300	0.1
23,410		Werner Enterprises, Inc.	578,929	0.1
20,633	@	Wesco Aircraft Holdings, Inc.	452,275	0.0
43,671		Woodward Governor Co.	1,991,834	0.2
21,254	@, L	XPO Logistics, Inc.	558,768	0.1
			153,310,675	14.4

		Information Technology: 16.4%
22,600	@	ACI Worldwide, Inc.	1,469,000	0.1
44,230	@	Actuate Corp.	341,013	0.0
44,800	@	Acxiom Corp.	1,656,704	0.2
40,839		Adtran, Inc.	1,103,061	0.1
21,387	@	Advanced Energy Industries, Inc.	488,907	0.1
23,323		Advent Software, Inc.	816,072	0.1
17,157	@	Agilysys, Inc.	238,825	0.0
10,146	@	Ambarella Inc	344,254	0.0
25,970		American Software, Inc.	256,324	0.0
12,640	@	Anaren, Inc.	353,794	0.0
28,307	@, L	Angie’s List, Inc.	428,851	0.0
17,987		Anixter International, Inc.	1,615,952	0.2
54,085	@	Applied Micro Circuits Corp.	723,657	0.1
77,619	@	ARRIS Group, Inc.	1,891,187	0.2
63,851	@	Aruba Networks, Inc.	1,142,933	0.1
55,900	@	Aspen Technology, Inc.	2,336,620	0.2
21,320	@	ATMI, Inc.	644,077	0.1
18,190	@	AVG Technologies	313,050	0.0
9,820		Badger Meter, Inc.	535,190	0.1
33,132	@	Bankrate, Inc.	594,388	0.1
33,605	@	Bazaarvoice, Inc.	266,152	0.0
35,200	@	Benchmark Electronics, Inc.	812,416	0.1
10,080		Black Box Corp.	300,384	0.0
28,960		Blackbaud, Inc.	1,090,344	0.1
11,410	@	Blackhawk Network Holdings, Inc.	288,217	0.0
23,434	@	Blucora, Inc.	683,335	0.1
20,464	@	Bottomline Technologies, Inc.	739,978	0.1
27,477	@	Brightcove, Inc.	388,525	0.0
18,000	@	BroadSoft, Inc.	492,120	0.1
38,480		Brooks Automation, Inc.	403,655	0.0
16,060	@	Cabot Microelectronics Corp.	733,942	0.1
16,358	@	CACI International, Inc.	1,197,733	0.1
22,980	@	CalAmp Corp.	642,751	0.1
26,837	@	Calix, Inc.	258,709	0.0
45,663	@	Callidus Software, Inc.	626,953	0.1
27,650	@	Cardtronics, Inc.	1,201,392	0.1
8,629		Cass Information Systems, Inc.	581,163	0.1
33,461	@	Cavium, Inc.	1,154,739	0.1
16,930	@	Ceva, Inc.	257,675	0.0
30,090	@	Checkpoint Systems, Inc.	474,519	0.0
81,311	@	Ciber, Inc.	336,628	0.0
56,606	@	Ciena Corp.	1,354,582	0.1
36,570	@	Cirrus Logic, Inc.	747,125	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
48,480	@	Cognex Corp.	$1,850,966	0.2
15,720	@	Coherent, Inc.	1,169,411	0.1
15,820		Cohu, Inc.	166,110	0.0
28,340	@	Commvault Systems, Inc.	2,122,099	0.2
21,602	@	comScore, Inc.	618,033	0.1
17,100		Comtech Telecommunications	538,992	0.1
16,137	@	Comverse, Inc.	626,116	0.1
22,243	@	Constant Contact, Inc.	691,090	0.1
58,300		Convergys Corp.	1,227,215	0.1
21,411	@	Cornerstone OnDemand, Inc.	1,142,063	0.1
24,000	@	Cray, Inc.	659,040	0.1
17,497		CSG Systems International	514,412	0.1
22,100		CTS Corp.	440,011	0.0
73,072		Cypress Semiconductor Corp.	767,256	0.1
31,010		Daktronics, Inc.	486,237	0.0
27,040	@	DealerTrack Holdings, Inc.	1,300,083	0.1
9,722	@	Demandware, Inc.	623,375	0.1
19,200	@	Dice Holdings, Inc.	139,200	0.0
28,965	@	Digital River, Inc.	535,852	0.1
23,410	@	Diodes, Inc.	551,540	0.1
24,041	@	DSP Group, Inc.	233,438	0.0
16,892	@	DTS, Inc.	405,070	0.0
13,022	@	E2open, Inc.	311,356	0.0
78,982		Earthlink, Inc.	400,439	0.0
17,250	L	Ebix, Inc.	253,920	0.0
15,380		Electro Rent Corp.	284,838	0.0
23,840		Electro Scientific Industries, Inc.	249,366	0.0
31,020	@	Electronics for Imaging	1,201,405	0.1
21,020	@	Ellie Mae, Inc.	564,807	0.1
54,790	@	Emulex Corp.	392,296	0.0
89,600	@	Entegris, Inc.	1,039,360	0.1
70,910	@	Entropic Communications, Inc.	333,986	0.0
11,839	@	EPAM Systems, Inc.	413,655	0.0
23,250		EPIQ Systems, Inc.	376,882	0.0
4,576	@	ePlus, Inc.	260,100	0.0
34,370	@	Euronet Worldwide, Inc.	1,644,604	0.2
13,365		EVERTEC, Inc.	329,581	0.0
19,590	@	Exar Corp.	230,966	0.0
17,866	@	ExlService Holdings, Inc.	493,459	0.1
63,530	@	Extreme Networks, Inc.	444,710	0.0
20,600	@	Fabrinet	423,536	0.0
24,341		Fair Isaac Corp.	1,529,588	0.1
13,730	@	Faro Technologies, Inc.	800,459	0.1
22,650		FEI Co.	2,024,004	0.2
59,000	@	Finisar Corp.	1,411,280	0.1
11,374	@	FleetMatics Group PLC	491,926	0.1
55,821	@	Formfactor, Inc.	336,042	0.0
9,870		Forrester Research, Inc.	377,626	0.0
45,352	@	Fusion-io, Inc.	404,086	0.0
52,204	@	Global Cash Access, Inc.	521,518	0.1
29,400	@	GSI Group, Inc.	330,456	0.0
90,320	@, L	GT Advanced Technologies, Inc.	787,590	0.1
23,248	@	Guidewire Software, Inc.	1,140,779	0.1
58,970	@	Harmonic, Inc.	435,199	0.0
21,660		Heartland Payment Systems, Inc.	1,079,534	0.1
31,549	@	Higher One Holdings, Inc.	307,918	0.0
17,309	@	Hittite Microwave Corp.	1,068,485	0.1
17,630	@	iGate Corp.	708,021	0.1
27,334	@	Immersion Corp.	283,727	0.0
11,638	@	Imperva, Inc.	560,137	0.1
65,091	@	Infinera Corp.	636,590	0.1
29,970	@	Infoblox, Inc.	989,609	0.1
23,200	@	Inphi Corp.	299,280	0.0
30,310	@	Insight Enterprises, Inc.	688,340	0.1
99,087	@	Integrated Device Technology, Inc.	1,009,697	0.1
22,400	@	Integrated Silicon Solution, Inc.	270,816	0.0
9,400	@	Interactive Intelligence Group	633,184	0.1
26,665		InterDigital, Inc.	786,351	0.1
45,570	@	Internap Network Services Corp.	342,686	0.0
32,900	@	International Rectifier Corp.	857,703	0.1
60,719		Intersil Corp.	696,447	0.1
30,900	@	IntraLinks Holdings, Inc.	374,199	0.0
32,263	@, L	InvenSense, Inc.	670,425	0.1
18,031	@	Itron, Inc.	747,024	0.1
31,928	@	Ixia	424,962	0.0
15,870		IXYS Corp.	205,834	0.0
30,072		j2 Global, Inc.	1,503,901	0.1
22,798	@	Jive Software, Inc.	256,477	0.0
80,310	@	Kopin Corp.	338,908	0.0
87,230	@	Lattice Semiconductor Corp.	480,637	0.0
70,787	@	Lionbridge Technologies	421,891	0.0
17,412	@, L	Liquidity Services, Inc.	394,556	0.0
11,380		Littelfuse, Inc.	1,057,543	0.1
39,896	@	LivePerson, Inc.	591,259	0.1
14,883	@	LogMeIn, Inc.	499,325	0.1
6,340	@	Loral Space & Communications, Inc.	513,413	0.1
39,700	@	LTX-Credence Corp.	317,203	0.0
14,838	@	Manhattan Associates, Inc.	1,743,168	0.2
17,310		Mantech International Corp.	518,088	0.1
46,710		MAXIMUS, Inc.	2,054,773	0.2
10,740	@	Measurement Specialties, Inc.	651,811	0.1
63,123		Mentor Graphics Corp.	1,519,371	0.1
38,297	@	Mercury Computer Systems, Inc.	419,352	0.0
23,321		Methode Electronics, Inc.	797,345	0.1
35,340		Micrel, Inc.	348,806	0.0
58,050	@	Microsemi Corp.	1,448,347	0.1
6,570	@	MicroStrategy, Inc.	816,257	0.1
23,986	@, L	Millennial Media, Inc.	174,378	0.0
36,040		MKS Instruments, Inc.	1,079,038	0.1
12,316	@	MoneyGram International, Inc.	255,926	0.0
21,310	@	Monolithic Power Systems, Inc.	738,605	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
23,270		Monotype Imaging Holdings, Inc.	$741,382	0.1
78,491	@	Monster Worldwide, Inc.	559,641	0.1
30,917	@	Move, Inc.	494,363	0.1
11,100		MTS Systems Corp.	790,875	0.1
23,220	@	Netgear, Inc.	764,867	0.1
21,540	@	Netscout Systems, Inc.	637,369	0.1
25,170	@	Newport Corp.	454,822	0.0
38,160		NIC, Inc.	949,039	0.1
17,002	@	Numerex Corp.	220,176	0.0
4,200	@	NVE Corp.	244,776	0.0
35,603	@	Omnivision Technologies, Inc.	612,372	0.1
12,212	@	OpenTable, Inc.	969,266	0.1
14,530	@	Oplink Communications, Inc.	270,258	0.0
10,222	@	OSI Systems, Inc.	542,890	0.1
11,510		Park Electrochemical Corp.	330,567	0.0
61,826	@, L	Parkervision, Inc.	281,308	0.0
24,992	@	PDF Solutions, Inc.	640,295	0.1
12,800		Pegasystems, Inc.	629,504	0.1
22,216	@, L	Peregrine Semiconductor Corp.	164,621	0.0
28,927	@	Perficient, Inc.	677,470	0.1
26,790	@	Pericom Semiconductor Corp.	237,359	0.0
48,640	@	Photronics, Inc.	439,219	0.0
29,169		Plantronics, Inc.	1,354,900	0.1
27,933	@	Plexus Corp.	1,209,220	0.1
34,600	@	PLX Technology, Inc.	227,668	0.0
76,005	@	PMC — Sierra, Inc.	488,712	0.0
14,810		Power Integrations, Inc.	826,694	0.1
16,400	@	Procera Networks, Inc.	246,328	0.0
42,800	@	Progress Software Corp.	1,105,524	0.1
13,788	@	Proofpoint, Inc.	457,348	0.0
13,911	@	PROS Holdings, Inc.	555,049	0.1
73,271	@	PTC, Inc.	2,593,061	0.2
54,200	@	QLIK Technologies, Inc.	1,443,346	0.1
46,200	@	QLogic Corp.	546,546	0.1
190,303	@	Quantum Corp.	228,364	0.0
38,110	@	QuinStreet, Inc.	331,176	0.0
73,900	@	Rambus, Inc.	699,833	0.1
39,843	@, L	RealD, Inc.	340,259	0.0
26,301	@	RealPage, Inc.	614,917	0.1
26,900	@	Responsys, Inc.	737,329	0.1
183,536	@	RF Micro Devices, Inc.	947,046	0.1
14,782		Richardson Electronics Ltd./United States	167,924	0.0
17,170	@	Rofin-Sinar Technologies, Inc.	463,933	0.0
11,090	@	Rogers Corp.	682,035	0.1
25,692	@	Ruckus Wireless, Inc.	364,826	0.0
17,030	@	Rudolph Technologies, Inc.	199,932	0.0
57,538	@	Sanmina Corp.	960,885	0.1
61,300	@	Sapient Corp.	1,064,168	0.1
15,730	@	Scansource, Inc.	667,424	0.1
17,764	@	SciQuest, Inc.	505,919	0.1
21,000	@	Seachange Intl., Inc.	255,360	0.0
41,840	@	Semtech Corp.	1,057,715	0.1
40,271	@	ServiceSource International, Inc.	337,471	0.0
71,559	@	ShoreTel, Inc.	664,068	0.1
37,238	@	Sigma Designs, Inc.	175,763	0.0
30,903	@	Silicon Graphics International Corp.	414,409	0.0
52,550	@	Silicon Image, Inc.	323,182	0.0
136,789	@	Sonus Networks, Inc.	430,885	0.0
27,325	@	Spansion, Inc.	379,544	0.0
8,755	@	SPS Commerce, Inc.	571,701	0.1
28,602	@	SS&C Technologies Holdings, Inc.	1,265,925	0.1
10,598	@	Stamps.com, Inc.	446,176	0.0
153,095	@	SunEdison, Inc.	1,997,890	0.2
25,100	@, L	SunPower Corp.	748,231	0.1
9,520	@	Supertex, Inc.	238,476	0.0
61,104	@	support.com, Inc.	231,584	0.0
24,526	@	SYKES Enterprises, Inc.	534,912	0.1
22,325	@	Synaptics, Inc.	1,156,658	0.1
16,370	@	Synchronoss Technologies, Inc.	508,616	0.1
11,450	@	SYNNEX Corp.	771,730	0.1
8,750	@	Syntel, Inc.	795,813	0.1
42,501	@	Take-Two Interactive Software, Inc.	738,242	0.1
21,033	@	Tangoe, Inc.	378,804	0.0
19,640	@	TeleTech Holdings, Inc.	470,182	0.0
29,960		Tessera Technologies, Inc.	590,512	0.1
77,920	@	Tivo, Inc.	1,022,310	0.1
96,480	@	Triquint Semiconductor, Inc.	804,643	0.1
15,865	@	Trulia, Inc.	559,559	0.1
46,680	@	TTM Technologies, Inc.	400,514	0.0
20,940	@	Tyler Technologies, Inc.	2,138,602	0.2
5,137	@, L	Ubiquiti Networks, Inc.	236,097	0.0
17,470	@	Ultimate Software Group, Inc.	2,676,753	0.3
17,710	@	Ultratech, Inc.	513,590	0.1
26,814	@	Unisys Corp.	900,146	0.1
9,890		United Online, Inc.	136,086	0.0
25,324	@, L	Universal Display Corp.	870,133	0.1
120,167	@	Unwired Planet Inc.	165,830	0.0
48,388	@	Valueclick, Inc.	1,130,828	0.1
26,093	@	Veeco Instruments, Inc.	858,721	0.1
29,517	@	Verint Systems, Inc.	1,267,460	0.1
24,510	@	Viasat, Inc.	1,535,552	0.1
26,200	@, L	VirnetX Holding Corp.	508,542	0.1
18,400	@	Virtusa Corp.	700,856	0.1
15,028	@	Vishay Precision Group, Inc.	223,767	0.0
17,727	@	VistaPrint NV	1,007,780	0.1
16,310	@	Vocus, Inc.	185,771	0.0
66,385	@, L	Vringo, Inc.	196,500	0.0
24,100	@	Web.com Group, Inc.	766,139	0.1
24,249	@	WebMD Health Corp.	957,836	0.1
25,050	@	WEX, Inc.	2,480,702	0.2
32,555	@	XO Group, Inc.	483,767	0.0
17,661	@	Yelp, Inc.	1,217,726	0.1
12,992	@, L	Zillow, Inc.	1,061,836	0.1
75,225	@	Zix Corp.	343,026	0.0
13,500	@	Zygo Corp.	199,530	0.0
			174,672,927	16.4

		Materials: 4.7%
20,514		A Schulman, Inc.	723,324	0.1
8,797	@	Advanced Emissions Solutions, Inc.	477,061	0.0

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
5,303	@	AEP Industries, Inc.	$280,157	0.0
112,348	@, L	AK Steel Holding Corp.	921,254	0.1
94,999	@, L	Allied Nevada Gold Corp.	337,246	0.0
17,260		Amcol International Corp.	586,495	0.1
18,280		American Vanguard Corp.	444,021	0.0
43,086		Axiall Corp.	2,044,000	0.2
15,215		Balchem Corp.	893,120	0.1
26,029	@	Berry Plastics Group, Inc.	619,230	0.1
38,480	@	Calgon Carbon Corp.	791,534	0.1
48,848	@	Century Aluminum Co.	510,950	0.0
54,691	@	Chemtura Corp.	1,526,973	0.1
17,516	@	Clearwater Paper Corp.	919,590	0.1
73,787	@	Coeur d’Alene Mines Corp.	800,589	0.1
52,649		Commercial Metals Co.	1,070,354	0.1
7,544		Deltic Timber Corp.	512,539	0.0
61,704	@	Ferro Corp.	791,662	0.1
36,793	@	Flotek Industries, Inc.	738,436	0.1
44,541		Globe Specialty Metals, Inc.	802,183	0.1
38,243		Gold Resource Corp.	173,241	0.0
94,780	@	Graphic Packaging Holding Co.	909,888	0.1
6,410		Hawkins, Inc.	238,388	0.0
8,240		Haynes International, Inc.	455,178	0.0
29,890		HB Fuller Co.	1,555,476	0.1
50,370	@	Headwaters, Inc.	493,122	0.0
220,047		Hecla Mining Co.	677,745	0.1
32,120	@	Horsehead Holding Corp.	520,665	0.1
12,450		Innophos Holdings, Inc.	605,070	0.1
11,400		Innospec, Inc.	526,908	0.1
30,635	@, L	Intrepid Potash, Inc.	485,258	0.0
9,244		Kaiser Aluminum Corp.	649,299	0.1
25,300	@	KapStone Paper and Packaging Corp.	1,413,258	0.1
12,030		Koppers Holdings, Inc.	550,373	0.1
21,400	@	Kraton Performance Polymers, Inc.	493,270	0.0
31,524	@	Landec Corp.	382,071	0.0
83,030	@	Louisiana-Pacific Corp.	1,536,885	0.1
11,370	@	LSB Industries, Inc.	466,397	0.0
14,370		Materion Corp.	443,315	0.0
26,460		Minerals Technologies, Inc.	1,589,452	0.2
76,982	@, L	Molycorp, Inc.	432,639	0.0
19,190		Myers Industries, Inc.	405,293	0.0
12,340		Neenah Paper, Inc.	527,782	0.1
56,400		Olin Corp.	1,627,140	0.2
19,800	@	OM Group, Inc.	720,918	0.1
43,420	@	Omnova Solutions, Inc.	395,556	0.0
21,710		PH Glatfelter Co.	600,064	0.1
65,669		PolyOne Corp.	2,321,399	0.2
6,735		Quaker Chemical Corp.	519,066	0.0
45,988	@	Resolute Forest Products	736,728	0.1
19,780	@	RTI International Metals, Inc.	676,674	0.1
18,008		Schnitzer Steel Industries, Inc.	588,321	0.1
23,039		Schweitzer-Mauduit International, Inc.	1,185,817	0.1
31,983		Sensient Technologies Corp.	1,551,815	0.1
9,180		Stepan Co.	602,483	0.1
65,985	@	Stillwater Mining Co	814,255	0.1
43,300	@	SunCoke Energy, Inc.	987,673	0.1
14,230	@	Texas Industries, Inc.	978,739	0.1
18,710		Tredegar Corp.	539,035	0.1
15,650	@	US Concrete Inc.	354,160	0.0
17,014		US Silica Holdings, Inc.	580,348	0.1
43,879	L	Walter Industries, Inc.	729,708	0.1
37,119		Wausau Paper Corp.	470,669	0.0
35,266		Worthington Industries	1,483,993	0.1
14,460		Zep, Inc.	262,594	0.0
19,170	@	Zoltek Cos., Inc.	321,098	0.0
			50,369,944	4.7

		Telecommunication Services: 0.8%
62,141	@	8x8, Inc.	631,353	0.1
5,350		Atlantic Tele-Network, Inc.	302,649	0.0
145,040	@	Cincinnati Bell, Inc.	516,342	0.1
30,600		Cogent Communications Group, Inc.	1,236,546	0.1
26,842		Consolidated Communications Holdings, Inc.	526,908	0.1
25,225	@, L	Fairpoint Communications, Inc.	285,295	0.0
30,820	@	General Communication, Inc.	343,643	0.0
42,970	@	inContact, Inc.	335,596	0.0
22,430		Inteliquent, Inc.	256,151	0.0
46,600	@	Iridium Communications, Inc.	291,716	0.0
40,289	@	Leap Wireless International, Inc.	701,029	0.1
18,775		Lumos Networks Corp.	394,275	0.1
16,372	@, L	magicJack VocalTec Ltd.	195,154	0.0
117,669	@, L	NII Holdings, Inc.	323,590	0.0
112,006	@	Pendrell Corp.	225,132	0.0
35,370	@	Premier Global Services, Inc.	409,938	0.1
10,132	@	Reis, Inc.	194,838	0.0
24,801		Shenandoah Telecom Co.	636,642	0.1
20,630		USA Mobility, Inc.	294,596	0.0
110,403	@	Vonage Holdings Corp.	367,642	0.0
			8,469,035	0.8

		Utilities: 2.9%
20,480		Allete, Inc.	1,021,542	0.1
22,700		American States Water Co.	652,171	0.1
102,927	L	Atlantic Power Corp.	358,186	0.0
37,680		Avista Corp.	1,062,199	0.1
30,650		Black Hills Corp.	1,609,431	0.1
25,280		California Water Service Group	583,210	0.1
3,880		Chesapeake Utilities Corp.	232,878	0.0
43,002		Cleco Corp.	2,004,753	0.2
60,471	@	Dynegy, Inc.	1,301,336	0.1
29,740		El Paso Electric Co.	1,044,171	0.1
26,590		Empire District Electric Co.	603,327	0.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
36,616		Idacorp, Inc.	$1,898,173	0.2
16,400		Laclede Group, Inc.	746,856	0.1
14,460		MGE Energy, Inc.	837,234	0.1
30,170		New Jersey Resources Corp.	1,395,061	0.1
20,700		Northwest Natural Gas Co.	886,374	0.1
26,950		NorthWestern Corp.	1,167,474	0.1
12,258		NRG Yield, Inc.	490,443	0.0
20,700		Otter Tail Corp.	605,889	0.1
51,430		Piedmont Natural Gas Co.	1,705,419	0.2
55,170		PNM Resources, Inc.	1,330,700	0.1
53,593		Portland General Electric Co.	1,618,509	0.2
9,130		SJW Corp.	271,983	0.0
21,890		South Jersey Industries, Inc.	1,224,964	0.1
33,784		Southwest Gas Corp.	1,888,863	0.2
28,870		UIL Holdings Corp.	1,118,713	0.1
6,300		Unitil Corp.	192,087	0.0
21,930		UNS Energy Corp.	1,312,511	0.1
38,126		WGL Holdings, Inc.	1,527,328	0.1
			30,691,785	2.9

		Total Common Stock (Cost $607,331,086)	1,009,040,621	94.8

REAL ESTATE INVESTMENT TRUSTS: 0.0%
		Financials: 0.0%
8,082		Ashford Hospitality Prime, Inc.	147,093	0.0

		Total Real Estate Investment Trusts (Cost $172,551)	147,093	0.0

RIGHTS: 0.0%
		Energy: 0.0%
85,783	@, L	EXCO Resources, Inc.	13,725	0.0

		Total Rights (Cost $ —)	13,725	0.0

WARRANTS: 0.0%
		Energy: 0.0%
11,987	@	Magnum Hunter Resources Corp.	25,381	0.0

		Total Warrants (Cost $ —)	25,381	0.0

		Total Long-Term Investments (Cost $607,503,637)	1,009,226,820	94.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.2%
		Securities Lending Collateralcc(1): 4.8%
7,401,069		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,401,081, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $7,549,103, due 01/31/14-01/01/44)	7,401,069	0.7
12,192,346		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $12,192,353, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $12,436,193, due 01/15/14-05/01/51)	12,192,346	1.2
12,192,346		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $12,192,359, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $12,436,193, due 12/15/15-08/15/53)	12,192,346	1.1
12,192,346		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $12,192,366, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $12,436,197, due 01/24/14-02/01/47)	12,192,346	1.1

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
7,358,055	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,358,067, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $7,505,216, due 05/01/17-12/01/44)	$7,358,055	0.7
		51,336,162	4.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.4%
57,585,008	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $57,585,008)	57,585,008	5.4

	Total Short-Term Investments (Cost $108,921,170)	108,921,170	10.2

	Total Investments in Securities (Cost $716,424,807)	$1,118,147,990	105.0
	Liabilities in Excess of Other Assets	(52,892,654)	(5.0)
	Net Assets	$1,065,255,336	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $718,194,561.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$430,448,095
Gross Unrealized Depreciation	(30,494,666)
Net Unrealized Appreciation	$399,953,429

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 23.1%
		Basic Materials: 1.6%
1,000,000		Agrium, Inc., 3.150%, 10/01/22	$916,785	0.0
1,000,000		Agrium, Inc., 3.500%, 06/01/23	931,866	0.0
1,000,000		Agrium, Inc., 6.750%, 01/15/19	1,180,488	0.0
750,000		Air Products & Chemicals, Inc., 1.200%, 10/15/17	734,345	0.0
500,000		Airgas, Inc., 2.900%, 11/15/22	453,969	0.0
800,000		Alcoa, Inc., 5.870%, 02/23/22	825,964	0.0
1,399,000		Alcoa, Inc., 6.150%, 08/15/20	1,508,077	0.1
750,000		Alcoa, Inc., 6.750%, 07/15/18	845,564	0.0
3,200,000	L	AngloGold Ashanti Ltd., 5.375%, 04/15/20	3,004,803	0.1
1,300,000		Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	1,125,030	0.0
3,700,000		BHP Billiton Finance USA Ltd., 3.250%, 11/21/21	3,679,210	0.1
500,000		Cabot Corp., 2.550%, 01/15/18	499,566	0.0
800,000		Cabot Corp., 3.700%, 07/15/22	763,179	0.0
500,000		CF Industries, Inc., 3.450%, 06/01/23	456,774	0.0
1,500,000		CF Industries, Inc., 7.125%, 05/01/20	1,758,625	0.1
300,000	L	Cliffs Natural Resources, Inc., 3.950%, 01/15/18	303,089	0.0
3,282,000		Dow Chemical Co., 8.550%, 05/15/19	4,240,255	0.1
1,000,000		Eastman Chemical Co., 4.500%, 01/15/21	1,027,210	0.0
500,000		Ecolab, Inc., 1.000%, 08/09/15	501,755	0.0
725,000		Ecolab, Inc., 4.350%, 12/08/21	752,000	0.0
2,279,000		EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,647,198	0.1
525,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	523,997	0.0
750,000		Freeport-McMoRan Copper & Gold, Inc., 3.100%, 03/15/20	728,869	0.0
500,000		Freeport-McMoRan Copper & Gold, Inc., 5.450%, 03/15/43	478,624	0.0
1,000,000		International Paper Co., 7.950%, 06/15/18	1,215,321	0.0
1,000,000		Monsanto Co., 2.200%, 07/15/22	906,102	0.0
1,000,000		Monsanto Co., 3.600%, 07/15/42	815,470	0.0
250,000		Mosaic Co/The, 5.450%, 11/15/33	254,760	0.0
1,000,000		Newmont Mining Corp., 3.500%, 03/15/22	851,447	0.0
2,000,000		Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	2,124,304	0.1
1,000,000		Praxair, Inc., 2.200%, 08/15/22	890,081	0.0
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	5,155,545	0.1
500,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	508,094	0.0
490,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	490,037	0.0
250,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	248,922	0.0
1,539,000		RPM International, Inc., 3.450%, 11/15/22	1,405,858	0.1
600,000		Sherwin-Williams Co., 1.350%, 12/15/17	584,527	0.0
5,000,000		Southern Copper Corp., 5.375%, 04/16/20	5,361,580	0.2
3,000,000		Teck Resources Ltd., 4.750%, 01/15/22	3,029,631	0.1
3,350,000		Teck Resources Ltd, 2.500%, 02/01/18	3,371,973	0.1
1,220,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,254,155	0.1
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/36	2,023,314	0.1
750,000		Vale SA, 5.625%, 09/11/42	682,444	0.0
1,500,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	1,517,762	0.1
			62,578,569	1.6

		Communications: 3.3%
300,000		Amazon.com, Inc., 0.650%, 11/27/15	300,006	0.0
300,000		Amazon.com, Inc., 1.200%, 11/29/17	293,878	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/22	270,523	0.0
5,000,000		America Movil S.A.B de CV, 5.000%, 03/30/20	5,434,330	0.1
300,000		AT&T, Inc., 1.400%, 12/01/17	295,904	0.0
755,000		AT&T, Inc., 1.700%, 06/01/17	750,707	0.0
300,000		AT&T, Inc., 2.625%, 12/01/22	270,773	0.0
8,000,000		AT&T, Inc., 2.950%, 05/15/16	8,346,248	0.2
5,150,000		AT&T, Inc., 6.500%, 09/01/37	5,794,559	0.2
1,500,000		British Telecommunications PLC, 1.625%, 06/28/16	1,514,137	0.1
4,500,000		CBS Corp., 4.300%, 02/15/21	4,582,363	0.1
3,130,000		Cisco Systems, Inc., 5.500%, 01/15/40	3,312,373	0.1
750,000		Comcast Corp., 4.250%, 01/15/33	696,827	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/43	903,536	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,000,000		Comcast Corp., 6.300%, 11/15/17	$2,330,366	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	390,820	0.0
750,000		Corning, Inc., 1.450%, 11/15/17	739,605	0.0
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	271,558	0.0
626,000		Cox Communications, Inc., 5.450%, 12/15/14	654,355	0.0
5,595,000		Deutsche Telekom International Finance BV, 5.750%, 03/23/16	6,145,996	0.2
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	490,739	0.0
3,120,000		DirecTV Holdings, LLC, 6.000%, 08/15/40	3,081,636	0.1
750,000		Discovery Communications LLC, 3.250%, 04/01/23	696,868	0.0
1,800,000		Discovery Communications, LLC, 4.375%, 06/15/21	1,860,518	0.1
250,000		eBay, Inc., 1.350%, 07/15/17	248,691	0.0
250,000		eBay, Inc., 4.000%, 07/15/42	211,767	0.0
1,000,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	972,273	0.0
1,500,000		Expedia, Inc., 5.950%, 08/15/20	1,623,966	0.1
1,000,000	L	Expedia, Inc., 7.456%, 08/15/18	1,164,799	0.0
4,220,000		Google, Inc., 2.125%, 05/19/16	4,362,336	0.1
500,000		Juniper Networks, Inc., 5.950%, 03/15/41	493,754	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,468,251	0.0
500,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	463,049	0.0
7,010,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	7,292,769	0.2
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	448,020	0.0
3,550,000		News America, Inc., 6.150%, 03/01/37	3,902,543	0.1
1,500,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,453,056	0.0
1,500,000		Qwest Corp., 6.750%, 12/01/21	1,642,901	0.1
700,000		Telecom Italia Capital S.A., 6.999%, 06/04/18	778,750	0.0
1,350,000		Telecom Italia Capital S.A., 7.175%, 06/18/19	1,522,125	0.1
750,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	764,225	0.0
2,655,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	2,795,293	0.1
700,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	744,577	0.0
2,000,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	2,112,732	0.1
750,000		Time Warner Cable, Inc., 4.125%, 02/15/21	711,016	0.0
1,000,000		Time Warner Cable, Inc., 4.500%, 09/15/42	757,731	0.0
5,075,000		Time Warner Cable, Inc., 5.850%, 05/01/17	5,537,551	0.2
3,500,000		Time Warner, Inc., 4.875%, 03/15/20	3,837,211	0.1
400,000		Time Warner, Inc., 5.350%, 12/15/43	405,186	0.0
1,925,000		Time Warner, Inc., 6.500%, 11/15/36	2,175,435	0.1
500,000		Verizon Communications, Inc., 1.100%, 11/01/17	486,696	0.0
750,000		Verizon Communications, Inc., 2.500%, 09/15/16	775,979	0.0
3,000,000		Verizon Communications, Inc., 4.500%, 09/15/20	3,212,703	0.1
3,000,000		Verizon Communications, Inc., 4.750%, 11/01/41	2,805,189	0.1
1,375,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,476,833	0.0
5,225,000		Verizon Communications, Inc., 6.350%, 04/01/19	6,145,170	0.2
1,000,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,150,331	0.0
240,000		Verizon Communications, Inc., 6.550%, 09/15/43	280,852	0.0
2,940,000		Verizon Communications, Inc., 7.750%, 12/01/30	3,755,700	0.1
3,500,000		Viacom, Inc., 2.500%, 12/15/16	3,621,961	0.1
1,000,000		Viacom, Inc., 2.500%, 09/01/18	1,008,655	0.0
1,000,000		Viacom, Inc., 3.250%, 03/15/23	926,540	0.0
1,000,000		Viacom, Inc., 5.850%, 09/01/43	1,051,456	0.0
500,000		Vodafone Group PLC, 1.500%, 02/19/18	487,754	0.0
500,000		Vodafone Group PLC, 2.950%, 02/19/23	456,165	0.0
3,965,000		Vodafone Group PLC, 6.150%, 02/27/37	4,297,985	0.1
300,000		Walt Disney Co., 0.450%, 12/01/15	299,836	0.0
300,000		Walt Disney Co., 1.100%, 12/01/17	295,765	0.0
300,000		Walt Disney Co., 2.350%, 12/01/22	272,672	0.0
1,000,000		Walt Disney Co., 5.500%, 03/15/19	1,138,975	0.0
1,000,000		WPP Finance 2010, 3.625%, 09/07/22	964,765	0.0
			132,230,614	3.3

		Consumer, Cyclical: 1.1%
500,000		AutoZone, Inc., 2.875%, 01/15/23	450,222	0.0
750,000		AutoZone, Inc., 3.125%, 07/15/23	679,387	0.0
500,000		Carnival Corp., 1.200%, 02/05/16	498,846	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,032,149		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	$2,326,810	0.1
300,000		Costco Wholesale Corp., 1.125%, 12/15/17	294,875	0.0
300,000		Costco Wholesale Corp., 1.700%, 12/15/19	289,186	0.0
100,000		CVS Caremark Corp., 1.200%, 12/05/16	100,165	0.0
250,000		CVS Caremark Corp., 2.250%, 12/05/18	250,083	0.0
750,000		CVS Caremark Corp., 2.750%, 12/01/22	692,470	0.0
5,000,000		CVS Caremark Corp., 3.250%, 05/18/15	5,170,030	0.2
250,000		CVS Caremark Corp., 4.000%, 12/05/23	249,561	0.0
200,000		CVS Caremark Corp., 5.300%, 12/05/43	206,881	0.0
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	503,261	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	499,184	0.0
1,147,038		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 08/10/22	1,293,286	0.1
300,000		Ford Motor Co., 4.750%, 01/15/43	270,625	0.0
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	612,435	0.0
3,350,000		Home Depot, Inc., 5.875%, 12/16/36	3,866,359	0.1
500,000		Hyatt Hotels Corp., 3.375%, 07/15/23	458,552	0.0
1,000,000		Lowe’s Cos, Inc., 1.625%, 04/15/17	996,886	0.0
500,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	452,671	0.0
1,000,000		Macy’s Retail Holdings, Inc., 3.875%, 01/15/22	985,979	0.0
2,000,000		Marriott International, Inc., 3.000%, 03/01/19	2,015,242	0.1
500,000		Mattel, Inc., 1.700%, 03/15/18	488,783	0.0
500,000		Mattel, Inc., 3.150%, 03/15/23	460,934	0.0
325,000		McDonald’s Corp., 6.300%, 10/15/37	396,123	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/23	1,193,750	0.1
300,000		Newell Rubbermaid, Inc., 2.050%, 12/01/17	297,400	0.0
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	746,715	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	397,133	0.0
3,200,000		Nordstrom, Inc., 4.750%, 05/01/20	3,502,816	0.1
500,000		NVR, Inc., 3.950%, 09/15/22	472,717	0.0
300,000		O’Reilly Automotive, Inc., 3.800%, 09/01/22	289,629	0.0
250,000		Starbucks Corp., 2.000%, 12/05/18	247,993	0.0
500,000		Starwood Hotels & Resorts Worldwide, Inc., 3.125%, 02/15/23	454,247	0.0
837,000		Target Corp., 7.000%, 01/15/38	1,049,965	0.0
500,000		TJX Cos, Inc., 2.500%, 05/15/23	452,809	0.0
5,295,000		Toyota Motor Credit Corp., 2.800%, 01/11/16	5,535,785	0.2
500,000		Walgreen Co., 1.000%, 03/13/15	502,204	0.0
500,000		Walgreen Co., 1.800%, 09/15/17	503,706	0.0
3,130,000		Wal-Mart Stores, Inc., 5.625%, 04/01/40	3,536,443	0.1
1,000,000		Wyndham Worldwide Corp., 4.250%, 03/01/22	976,269	0.0
800,000		Yum! Brands, Inc., 3.750%, 11/01/21	791,870	0.0
			45,460,287	1.1

		Consumer, Non-cyclical: 3.0%
500,000		ADT Corp./The, 4.125%, 06/15/23	443,906	0.0
1,725,000		Aetna, Inc., 1.500%, 11/15/17	1,700,481	0.1
500,000		Aetna, Inc., 2.750%, 11/15/22	460,734	0.0
300,000		Aetna, Inc., 4.500%, 05/15/42	278,949	0.0
500,000		Allergan, Inc./United States, 2.800%, 03/15/23	462,526	0.0
500,000		Altria Group, Inc., 2.950%, 05/02/23	454,271	0.0
300,000		Altria Group, Inc., 4.250%, 08/09/42	256,087	0.0
1,156,000		Altria Group, Inc., 9.950%, 11/10/38	1,763,687	0.1
4,400,000		Amgen, Inc., 3.875%, 11/15/21	4,520,965	0.1
661,000		Amgen, Inc., 6.375%, 06/01/37	758,225	0.0
500,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	502,680	0.0
500,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	499,180	0.0
250,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	212,077	0.0
3,500,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	4,017,737	0.1
750,000		AstraZeneca PLC, 1.950%, 09/18/19	729,238	0.0
2,900,000		AstraZeneca PLC, 6.450%, 09/15/37	3,463,592	0.1
400,000		Avon Products, Inc., 4.600%, 03/15/20	396,770	0.0
1,300,000		Avon Products, Inc., 5.000%, 03/15/23	1,264,298	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
500,000	Baxter International, Inc., 0.950%, 06/01/16	$500,211	0.0
239,000	Baxter International, Inc., 1.850%, 06/15/18	236,145	0.0
1,000,000	Baxter International, Inc., 3.200%, 06/15/23	955,693	0.0
500,000	Baxter International, Inc., 3.650%, 08/15/42	414,863	0.0
4,370,000	Becton Dickinson and Co., 3.125%, 11/08/21	4,237,423	0.1
2,000,000	Biogen Idec, Inc., 6.875%, 03/01/18	2,359,052	0.1
1,500,000	Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,462,702	0.1
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/42	388,379	0.0
500,000	Bunge Ltd. Finance Corp., 3.200%, 06/15/17	514,458	0.0
500,000	Campbell Soup Co., 3.800%, 08/02/42	388,170	0.0
400,000	Cardinal Health, Inc., 1.900%, 06/15/17	401,028	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/23	468,294	0.0
500,000	Cardinal Health, Inc., 4.600%, 03/15/43	467,002	0.0
500,000	Celgene Corp., 1.900%, 08/15/17	497,867	0.0
1,000,000	Celgene Corp., 2.300%, 08/15/18	995,091	0.0
2,945,000	Celgene Corp., 3.950%, 10/15/20	3,051,073	0.1
1,000,000	Celgene Corp., 4.000%, 08/15/23	984,945	0.0
3,000,000	Cigna Corp., 4.000%, 02/15/22	3,054,525	0.1
2,500,000	Cigna Corp., 5.125%, 06/15/20	2,774,932	0.1
750,000	Clorox Co., 3.050%, 09/15/22	703,253	0.0
3,000,000	Coca-Cola Co., 3.150%, 11/15/20	3,044,214	0.1
1,000,000	Colgate-Palmolive Co., 0.900%, 05/01/18	955,707	0.0
1,000,000	ConAgra Foods, Inc., 2.100%, 03/15/18	989,541	0.0
750,000	ConAgra Foods, Inc., 3.200%, 01/25/23	696,561	0.0
500,000	Coventry Health Care, Inc., 5.450%, 06/15/21	556,466	0.0
500,000	Covidien International Finance SA, 3.200%, 06/15/22	482,300	0.0
750,000	Diageo Capital PLC, 1.125%, 04/29/18	723,475	0.0
750,000	Diageo Capital PLC, 2.625%, 04/29/23	684,043	0.0
500,000	Diageo Investment Corp., 2.875%, 05/11/22	476,771	0.0
750,000	Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	706,846	0.0
3,275,000	Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	3,400,455	0.1
300,000	Estee Lauder Cos, Inc., 3.700%, 08/15/42	244,375	0.0
4,210,000	Express Scripts, Inc., 3.125%, 05/15/16	4,396,276	0.1
350,000	Flowers Foods, Inc., 4.375%, 04/01/22	344,831	0.0
500,000	General Mills, Inc., 0.875%, 01/29/16	498,800	0.0
750,000	General Mills, Inc., 4.150%, 02/15/43	663,919	0.0
1,000,000	GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,000,883	0.0
500,000	GlaxoSmithKline Capital, Inc., 0.700%, 03/18/16	498,120	0.0
500,000	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	463,237	0.0
3,550,000	Humana, Inc., 3.150%, 12/01/22	3,287,392	0.1
1,070,000	Humana, Inc., 6.300%, 08/01/18	1,225,734	0.1
872,000	Kellogg Co., 4.000%, 12/15/20	905,155	0.0
1,000,000	Kraft Foods Group, Inc., 2.250%, 06/05/17	1,013,020	0.1
3,266,000	Kraft Foods, Inc., 6.125%, 08/23/18	3,809,028	0.1
1,000,000	Kroger Co., 3.850%, 08/01/23	984,905	0.0
1,379,000	Kroger Co., 7.500%, 04/01/31	1,674,258	0.1
400,000	Kroger Co/The, 2.300%, 01/15/19	398,247	0.0
400,000	Kroger Co/The, 3.300%, 01/15/21	397,474	0.0
500,000	Laboratory Corp. of America Holdings, 2.200%, 08/23/17	501,865	0.0
3,000,000	Lorillard Tobacco Co., 8.125%, 06/23/19	3,656,670	0.1
500,000	McKesson Corp., 0.950%, 12/04/15	499,915	0.0
500,000	McKesson Corp., 1.400%, 03/15/18	480,663	0.0
500,000	McKesson Corp., 2.850%, 03/15/23	452,437	0.0
3,240,000	McKesson Corp., 3.250%, 03/01/16	3,378,257	0.1
400,000	Medtronic, Inc., 2.750%, 04/01/23	370,129	0.0
350,000	Medtronic, Inc., 4.000%, 04/01/43	308,552	0.0
500,000	Molson Coors Brewing Co., 5.000%, 05/01/42	489,338	0.0
250,000	Mylan, Inc./PA, 2.550%, 03/28/19	247,667	0.0
1,500,000	PepsiCo, Inc., 4.000%, 03/05/42	1,306,568	0.1
2,405,000	PepsiCo, Inc., 4.875%, 11/01/40	2,405,443	0.1
4,920,000	Pfizer, Inc., 6.200%, 03/15/19	5,835,873	0.2
500,000	Philip Morris International, Inc., 6.375%, 05/16/38	592,766	0.0
250,000	Reynolds American, Inc., 3.250%, 11/01/22	230,507	0.0
250,000	Reynolds American, Inc., 6.150%, 09/15/43	270,023	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
3,330,000	Sanofi-Aventis SA, 4.000%, 03/29/21	$3,489,534	0.1
500,000	St Jude Medical, Inc., 3.250%, 04/15/23	466,656	0.0
500,000	St Jude Medical, Inc., 4.750%, 04/15/43	473,988	0.0
1,000,000	Stryker Corp., 1.300%, 04/01/18	971,934	0.0
500,000	Teva Pharmaceutical Finance IV, LLC, 2.250%, 03/18/20	475,575	0.0
1,000,000	UnitedHealth Group, Inc., 0.850%, 10/15/15	1,004,447	0.0
750,000	UnitedHealth Group, Inc., 1.625%, 03/15/19	722,711	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/23	457,991	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/23	465,419	0.0
2,000,000	UnitedHealth Group, Inc., 3.375%, 11/15/21	1,975,928	0.1
1,000,000	UnitedHealth Group, Inc., 6.000%, 02/15/18	1,155,889	0.1
500,000	Actavis plc, 1.875%, 10/01/17	495,025	0.0
500,000	Actavis plc, 3.250%, 10/01/22	466,516	0.0
500,000	Actavis plc, 4.625%, 10/01/42	455,008	0.0
1,250,000	WellPoint, Inc., 1.250%, 09/10/15	1,259,214	0.1
250,000	WellPoint, Inc., 1.875%, 01/15/18	247,331	0.0
1,000,000	WellPoint, Inc., 2.300%, 07/15/18	992,634	0.0
		118,165,015	3.0

	Energy: 2.7%
3,500,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	3,901,425	0.1
625,000	Anadarko Petroleum Corp., 8.700%, 03/15/19	791,757	0.0
543,000	Apache Corp., 3.250%, 04/15/22	535,165	0.0
3,000,000	Apache Corp., 5.625%, 01/15/17	3,372,963	0.1
1,000,000	BP Capital Markets PLC, 1.375%, 11/06/17	985,287	0.0
1,000,000	BP Capital Markets PLC, 2.750%, 05/10/23	913,426	0.0
1,650,000	Cameron International Corp., 3.600%, 04/30/22	1,617,186	0.1
500,000	Cenovus Energy, Inc., 4.450%, 09/15/42	450,333	0.0
1,000,000	Cenovus Energy, Inc., 5.200%, 09/15/43	991,900	0.0
300,000	Chevron Corp., 1.104%, 12/05/17	293,548	0.0
300,000	Chevron Corp., 2.355%, 12/05/22	272,973	0.0
500,000	CNOOC Finance 2013 Ltd., 1.750%, 05/09/18	489,025	0.0
500,000	CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	446,750	0.0
2,000,000	ConocoPhillips, 6.500%, 02/01/39	2,508,568	0.1
400,000	Devon Energy Corp., 3.250%, 05/15/22	381,543	0.0
3,750,000	Devon Energy Corp., 4.000%, 07/15/21	3,816,232	0.1
500,000	Energy Transfer Partners L.P., 3.600%, 02/01/23	463,176	0.0
1,809,000	Energy Transfer Partners L.P., 6.500%, 02/01/42	1,944,632	0.1
3,990,000	Ensco PLC, 3.250%, 03/15/16	4,167,719	0.1
4,805,000	Enterprise Products Operating, LLC, 3.200%, 02/01/16	5,014,503	0.1
300,000	Enterprise Products Operating, LLC, 4.450%, 02/15/43	265,058	0.0
1,950,000	EOG Resources, Inc., 2.625%, 03/15/23	1,774,687	0.1
500,000	FMC Technologies, Inc., 2.000%, 10/01/17	496,014	0.0
1,000,000	Halliburton Co., 1.000%, 08/01/16	1,002,231	0.0
500,000	Halliburton Co., 2.000%, 08/01/18	496,469	0.0
500,000	Halliburton Co., 3.500%, 08/01/23	484,860	0.0
1,500,000	Hess Corp., 5.600%, 02/15/41	1,563,519	0.1
1,350,000	Hess Corp., 8.125%, 02/15/19	1,677,829	0.1
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	459,256	0.0
2,825,000	Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	3,245,984	0.1
667,000	Kinder Morgan Energy Partners LP, 3.950%, 09/01/22	650,176	0.0
1,500,000	Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,268,310	0.0
600,000	Magellan Midstream Partners L.P., 6.550%, 07/15/19	710,459	0.0
1,000,000	Marathon Oil Corp., 0.900%, 11/01/15	1,001,286	0.0
500,000	Marathon Oil Corp., 2.800%, 11/01/22	460,962	0.0
3,892,000	Marathon Petroleum Corp., 3.500%, 03/01/16	4,066,000	0.1
500,000	Murphy Oil Corp., 2.500%, 12/01/17	503,291	0.0
1,350,000	Murphy Oil Corp., 3.700%, 12/01/22	1,247,821	0.0
5,000,000	Noble Holding International Ltd., 4.625%, 03/01/21	5,176,515	0.1
3,700,000	Occidental Petroleum Corp., 2.500%, 02/01/16	3,836,182	0.1
1,500,000	ONEOK Partners L.P., 2.000%, 10/01/17	1,493,389	0.1
3,920,000	ONEOK Partners L.P., 3.250%, 02/01/16	4,077,635	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,000,000		Petrobras Global Finance BV, 2.000%, 05/20/16	$1,001,709	0.0
1,000,000		Petrobras Global Finance BV, 3.000%, 01/15/19	937,836	0.0
1,000,000		Petrobras Global Finance BV, 4.375%, 05/20/23	899,529	0.0
725,000		Petrobras Global Finance BV, 5.625%, 05/20/43	593,683	0.0
3,755,000		Petrobras International Finance Co., 5.750%, 01/20/20	3,878,416	0.1
500,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	502,073	0.0
300,000		Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	272,854	0.0
275,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	270,272	0.0
750,000		Shell International Finance BV, 1.125%, 08/21/17	740,017	0.0
500,000		Statoil ASA, 3.950%, 05/15/43	437,461	0.0
2,950,000		Suncor Energy, Inc., 6.500%, 06/15/38	3,434,912	0.1
500,000		Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	459,580	0.0
500,000		Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/43	444,912	0.0
400,000		Talisman Energy, Inc., 5.500%, 05/15/42	376,840	0.0
2,000,000		TC Pipelines L.P., 4.650%, 06/15/21	2,024,302	0.1
500,000		Total Capital Canada Ltd., 2.750%, 07/15/23	462,080	0.0
500,000		Total Capital International SA, 0.750%, 01/25/16	499,276	0.0
500,000		Total Capital International SA, 1.000%, 08/12/16	501,131	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	3,813,548	0.1
500,000		Total Capital SA, 2.125%, 08/10/18	502,234	0.0
3,965,000		Trans-Canada Pipelines, 7.625%, 01/15/39	5,293,346	0.1
1,676,000		Transocean, Inc., 6.800%, 03/15/38	1,865,772	0.1
1,785,000		Valero Energy Corp., 6.625%, 06/15/37	2,036,610	0.1
2,250,000		Weatherford International Ltd., 4.500%, 04/15/22	2,264,855	0.1
1,500,000		Weatherford International Ltd. Bermuda, 5.125%, 09/15/20	1,611,797	0.1
700,000		Williams Cos., Inc., 7.875%, 09/01/21	807,390	0.0
2,840,000		Williams Partners L.P., 3.800%, 02/15/15	2,934,870	0.1
			108,183,349	2.7

		Financial: 7.4%
2,955,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	3,036,254	0.1
750,000		ACE INA Holdings, Inc., 2.700%, 03/13/23	687,487	0.0
1,000,000		ACE INA Holdings, Inc., 5.800%, 03/15/18	1,139,637	0.1
1,000,000		Aflac, Inc., 3.625%, 06/15/23	968,317	0.0
1,000,000		American International Group, Inc., 2.375%, 08/24/15	1,021,852	0.0
500,000		American International Group, Inc., 3.375%, 08/15/20	503,068	0.0
1,500,000		American International Group, Inc., 4.875%, 06/01/22	1,612,734	0.1
1,000,000		American International Group, Inc., 5.850%, 01/16/18	1,148,659	0.1
2,000,000		American International Group, Inc., 6.400%, 12/15/20	2,364,328	0.1
3,000,000		American International Group, Inc., 8.250%, 08/15/18	3,758,370	0.1
1,500,000		Allstate Corp./The, 3.150%, 06/15/23	1,423,027	0.1
6,325,000		American Express Co., 7.000%, 03/19/18	7,561,171	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	501,131	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	492,856	0.0
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	502,159	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	509,347	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/23	912,055	0.0
1,250,000		American Tower Corp., 4.500%, 01/15/18	1,339,744	0.1
667,000		American Tower Corp., 4.700%, 03/15/22	666,898	0.0
1,000,000		Aon PLC, 4.450%, 05/24/43	888,538	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/23	450,646	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	459,253	0.0
4,050,000		AvalonBay Communities, Inc., 5.700%, 03/15/17	4,525,130	0.1
1,000,000		Bank of America Corp., 1.500%, 10/09/15	1,010,509	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,000,000	Bank of America Corp., 2.000%, 01/11/18	$998,742	0.0
4,000,000	Bank of America Corp., 3.300%, 01/11/23	3,786,368	0.1
2,000,000	Bank of America Corp., 3.625%, 03/17/16	2,105,130	0.1
1,000,000	Bank of America Corp., 3.875%, 03/22/17	1,067,754	0.0
1,000,000	Bank of America Corp., 4.100%, 07/24/23	1,004,595	0.0
1,610,000	Bank of America Corp., 5.650%, 05/01/18	1,833,571	0.1
1,900,000	Bank of America Corp., 5.700%, 01/24/22	2,151,155	0.1
13,725,000	Bank of America Corp., 6.500%, 08/01/16	15,505,064	0.4
1,000,000	Bank of Montreal, 1.300%, 07/15/16	1,008,946	0.0
1,000,000	Bank of Montreal, 1.400%, 09/11/17	984,979	0.0
1,000,000	Bank of New York Mellon Corp./The, 1.350%, 03/06/18	979,491	0.0
1,000,000	Bank of New York Mellon Corp./The, 2.100%, 08/01/18	996,842	0.0
1,000,000	Bank of New York Mellon Corp., 1.300%, 01/25/18	975,399	0.0
1,100,000	Bank of Nova Scotia, 0.750%, 10/09/15	1,104,078	0.1
500,000	Bank of Nova Scotia, 1.375%, 12/18/17	490,923	0.0
1,000,000	Bank of Nova Scotia, 1.375%, 07/15/16	1,011,563	0.0
750,000	Barclays Bank PLC, 5.125%, 01/08/20	831,817	0.0
1,000,000	BB&T Corp., 1.600%, 08/15/17	991,540	0.0
1,000,000	BB&T Corp., 3.950%, 03/22/22	982,635	0.0
750,000	BBVA, 4.664%, 10/09/15	788,794	0.0
1,000,000	Berkshire Hathaway Finance Corp., 0.950%, 08/15/16	1,005,115	0.0
750,000	Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	733,303	0.0
1,000,000	Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,010,088	0.0
500,000	Berkshire Hathaway Finance Corp., 2.000%, 08/15/18	500,595	0.0
1,020,000	Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	978,148	0.0
250,000	Berkshire Hathaway, Inc., 0.800%, 02/11/16	250,301	0.0
750,000	Berkshire Hathaway, Inc., 1.550%, 02/09/18	741,952	0.0
300,000	BlackRock, Inc., 1.375%, 06/01/15	303,861	0.0
500,000	BlackRock, Inc., 5.000%, 12/10/19	564,940	0.0
500,000	BNP Paribas SA, 3.250%, 03/03/23	473,236	0.0
2,475,000	BNP Paribas, 3.600%, 02/23/16	2,606,920	0.1
4,500,000	Boston Properties L.P., 5.625%, 11/15/20	5,064,003	0.1
500,000	Brandywine Operating Partnership L.P., 3.950%, 02/15/23	468,849	0.0
300,000	BRE Properties, Inc., 3.375%, 01/15/23	275,563	0.0
300,000	Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	301,774	0.0
1,000,000	Chubb Corp., 6.000%, 05/11/37	1,168,398	0.1
600,000	Citigroup, Inc., 2.250%, 08/07/15	612,707	0.0
1,000,000	Citigroup, Inc., 3.375%, 03/01/23	950,844	0.0
2,000,000	Citigroup, Inc., 3.500%, 05/15/23	1,864,234	0.1
750,000	Citigroup, Inc., 4.050%, 07/30/22	741,880	0.0
1,044,000	Citigroup, Inc., 6.125%, 08/25/36	1,113,299	0.1
6,455,000	Citigroup, Inc., 8.125%, 07/15/39	9,056,171	0.2
1,000,000	Citigroup, Inc., 1.700%, 07/25/16	1,009,986	0.0
1,000,000	CME Group, Inc., 3.000%, 09/15/22	944,636	0.0
500,000	Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	499,736	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	484,655	0.0
1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,053,301	0.0
5,500,000	Credit Suisse New York, 6.000%, 02/15/18	6,371,546	0.2
500,000	Discover Bank/Greenwood DE, 4.200%, 08/08/23	493,327	0.0
400,000	Fifth Third Bancorp, 4.300%, 01/16/24	391,917	0.0
2,000,000	Fifth Third Bancorp., 3.500%, 03/15/22	1,950,918	0.1
1,000,000	Ford Motor Credit Co. LLC, 1.700%, 05/09/16	1,011,961	0.0
2,250,000	Ford Motor Credit Co. LLC, 2.375%, 01/16/18	2,273,582	0.1
1,000,000	Ford Motor Credit Co. LLC, 4.375%, 08/06/23	1,005,708	0.0
600,000	Ford Motor Credit Co., LLC, 2.500%, 01/15/16	615,838	0.0
2,000,000	Ford Motor Credit Co., LLC, 2.750%, 05/15/15	2,052,374	0.1
1,000,000	Ford Motor Credit Co., LLC, 4.250%, 02/03/17	1,076,188	0.0
750,000	Ford Motor Credit Co., LLC, 4.250%, 09/20/22	753,691	0.0
1,300,000	Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,474,231	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,000,000		General Electric Capital Corp., 1.625%, 07/02/15	$1,016,627	0.0
1,500,000		General Electric Capital Corp., 5.875%, 01/14/38	1,709,032	0.1
6,500,000		General Electric Capital Corp., 6.750%, 03/15/32	8,050,399	0.2
1,196,000	L	Genworth Financial, Inc., 6.515%, 05/22/18	1,361,053	0.1
750,000		Genworth Holdings, Inc., 4.900%, 08/15/23	749,882	0.0
2,050,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	1,985,800	0.1
8,950,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	9,397,097	0.3
750,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	844,513	0.0
4,840,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,552,743	0.2
4,000,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	4,451,040	0.1
1,350,000		Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,488,182	0.1
500,000		HCP, Inc., 2.625%, 02/01/20	476,737	0.0
3,400,000		HCP, Inc., 3.750%, 02/01/16	3,574,338	0.1
500,000		Health Care REIT, Inc., 2.250%, 03/15/18	494,590	0.0
500,000		Hospitality Properties Trust, 4.500%, 06/15/23	483,121	0.0
500,000		Hospitality Properties Trust, 5.000%, 08/15/22	508,268	0.0
750,000		Host Hotels & Resorts L.P., 3.750%, 10/15/23	695,635	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/37	4,022,115	0.1
1,000,000		HSBC USA, Inc., 1.625%, 01/16/18	986,572	0.0
1,000,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,001,162	0.0
1,000,000		Huntington National Bank/The, 1.350%, 08/02/16	1,000,195	0.0
1,000,00	#	Hyundai Capital America, 1.875%, 08/09/16	1,004,189	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,004,375	0.0
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,322,666	0.1
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,725,740	0.1
500,000		Jefferies Group LLC, 5.125%, 04/13/18	542,714	0.0
900,000		Jefferies Group, Inc., 5.125%, 01/20/23	910,612	0.0
2,700,000		John Deere Capital Corp., 2.250%, 06/07/16	2,788,506	0.1
375,000		JPMorgan Chase & Co., 1.100%, 10/15/15	376,596	0.0
1,500,000		JPMorgan Chase & Co., 1.625%, 05/15/18	1,469,627	0.1
1,500,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,398,491	0.1
4,000,000		JPMorgan Chase & Co., 4.500%, 01/24/22	4,232,204	0.1
7,375,000		JPMorgan Chase & Co., 5.500%, 10/15/40	8,015,032	0.2
750,000		KeyBank NA/Cleveland OH, 1.650%, 02/01/18	737,951	0.0
1,500,000		Lincoln National Corp., 4.200%, 03/15/22	1,529,001	0.1
4,005,000		Lincoln National Corp., 4.300%, 06/15/15	4,200,184	0.1
1,000,000		Markel Corp., 3.625%, 03/30/23	941,526	0.0
500,000		MetLife, Inc., 3.048%, 12/15/22	466,450	0.0
400,000		MetLife, Inc., 4.125%, 08/13/42	347,936	0.0
5,495,000		MetLife, Inc., 6.750%, 06/01/16	6,251,145	0.2
1,500,000		Morgan Stanley, 2.125%, 04/25/18	1,487,882	0.1
1,000,000		Morgan Stanley, 4.100%, 05/22/23	968,083	0.0
800,000		Morgan Stanley, 4.875%, 11/01/22	819,190	0.0
2,650,000		Morgan Stanley, 5.375%, 10/15/15	2,851,487	0.1
10,500,000		Morgan Stanley, 6.625%, 04/01/18	12,292,214	0.3
500,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	508,171	0.0
500,000		National Australia Bank Ltd/New York, 1.300%, 07/25/16	503,002	0.0
300,000		Northern Trust Corp., 2.375%, 08/02/22	277,250	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/25	243,726	0.0
1,000,000		NYSE Euronext, 2.000%, 10/05/17	1,001,786	0.0
500,000		PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	464,510	0.0
500,000		PNC Bank NA, 2.700%, 11/01/22	453,390	0.0
1,000,000		PNC Bank NA, 2.950%, 01/30/23	920,635	0.0
500,000		PNC Funding Corp., 3.300%, 03/08/22	491,480	0.0
2,595,000		PNC Funding Corp., 3.625%, 02/08/15	2,685,059	0.1
500,000		Primerica, Inc., 4.750%, 07/15/22	515,155	0.0
300,000		Principal Financial Group, Inc., 1.850%, 11/15/17	297,533	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/23	278,509	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/22	952,404	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
500,000		ProLogis L.P., 2.750%, 02/15/19	$496,856	0.0
500,000		ProLogis L.P., 4.250%, 08/15/23	494,100	0.0
400,000		Protective Life Corp., 7.375%, 10/15/19	488,152	0.0
3,895,000		Prudential Financial, Inc., 3.875%, 01/14/15	4,027,539	0.1
3,800,000		Prudential Financial, Inc., 6.200%, 11/15/40	4,362,636	0.1
750,000		Royal Bank of Canada, 0.800%, 10/30/15	752,189	0.0
750,000		Royal Bank of Canada, 1.500%, 01/16/18	735,737	0.0
500,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	516,543	0.0
500,000		Simon Property Group L.P., 2.750%, 02/01/23	457,061	0.0
1,000,000		Simon Property Group L.P., 3.375%, 03/15/22	974,992	0.0
3,595,000		Simon Property Group L.P., 5.250%, 12/01/16	3,981,409	0.1
1,500,000		State Street Corp., 3.100%, 05/15/23	1,395,209	0.1
500,000		SunTrust Bank/Atlanta GA, 2.750%, 05/01/23	453,502	0.0
1,000,000		SunTrust Bank/Atlanta GA, 5.000%, 09/01/15	1,059,929	0.0
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/20	3,161,442	0.1
1,464,000		UBS AG/Stamford CT, 4.875%, 08/04/20	1,629,565	0.1
750,000		US Bancorp, 2.950%, 07/15/22	697,076	0.0
1,000,000		US Bancorp, 3.000%, 03/15/22	967,281	0.0
500,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	478,247	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	556,069	0.0
1,000,000		Wells Fargo & Co., 3.450%, 02/13/23	945,760	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/21	8,772,248	0.2
3,983,000	#	Wells Fargo & Co., 5.606%, 01/15/44	4,138,042	0.1
500,000		Westpac Banking Corp., 1.125%, 09/25/15	505,639	0.0
1,000,000		Westpac Banking Corp., 1.600%, 01/12/18	985,646	0.0
500,000		Westpac Banking Corp., 2.000%, 08/14/17	503,221	0.0
1,000,000		WR Berkley Corp., 4.625%, 03/15/22	1,011,764	0.0
400,000		XLIT Ltd., 2.300%, 12/15/18	393,121	0.0
			298,398,819	7.4

		Government: 0.0%
1,000,000		Private Export Funding Corp., 1.450%, 08/15/19	951,931	0.0

		Industrial: 1.4%
500,000		3M Co., 2.000%, 06/26/22	456,398	0.0
1,300,000		Agilent Technologies, Inc., 3.200%, 10/01/22	1,190,268	0.0
1,000,000		Agilent Technologies, Inc., 3.875%, 07/15/23	948,145	0.0
2,400,000		Agilent Technologies, Inc., 6.500%, 11/01/17	2,781,302	0.1
750,000		Boeing Capital Corp., 4.700%, 10/27/19	842,122	0.0
500,000		Burlington Northern Santa Fe LLC, 3.000%, 03/15/23	465,795	0.0
500,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/43	453,466	0.0
4,000,000		Burlington Northern Santa Fe, LLC, 3.450%, 09/15/21	3,951,520	0.1
500,000		Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	446,827	0.0
1,000,000		Canadian National Railway Co., 2.250%, 11/15/22	896,771	0.0
1,000,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	986,169	0.0
300,000		Caterpillar Financial Services Corp., 1.300%, 03/01/18	291,036	0.0
300,000	L	Caterpillar Financial Services Corp., 2.625%, 03/01/23	272,689	0.0
300,000		Caterpillar, Inc., 1.500%, 06/26/17	298,771	0.0
1,500,000		Caterpillar, Inc., 2.600%, 06/26/22	1,391,070	0.1
1,000,000		CSX Corp., 4.100%, 03/15/44	847,614	0.0
1,000,000		CSX Corp., 4.400%, 03/01/43	888,287	0.0
1,580,000		Cummins, Inc., 7.125%, 03/01/28	1,978,215	0.1
3,510,000		Dover Corp., 4.300%, 03/01/21	3,715,728	0.1
200,000		FedEx Corp., 3.875%, 08/01/42	164,300	0.0
500,000		General Dynamics Corp., 1.000%, 11/15/17	484,707	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/22	449,094	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/42	408,566	0.0
500,000		General Electric Co., 2.700%, 10/09/22	468,160	0.0
879,000		General Electric Co., 5.250%, 12/06/17	995,457	0.0
2,600,000		Honeywell International, Inc., 5.375%, 03/01/41	2,857,603	0.1
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/42	427,987	0.0
500,000		Kennametal, Inc., 2.650%, 11/01/19	487,223	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
800,000	L-3 Communications Corp., 4.950%, 02/15/21	$836,981	0.0
3,500,000	Lockheed Martin Corp., 3.350%, 09/15/21	3,473,746	0.1
1,500,000	Lockheed Martin Corp., 4.070%, 12/15/42	1,311,948	0.1
2,000,000	Norfolk Southern Corp., 3.950%, 10/01/42	1,683,242	0.1
1,000,000	Norfolk Southern Corp., 4.800%, 08/15/43	968,712	0.0
3,800,000	Raytheon Co., 3.125%, 10/15/20	3,805,362	0.1
2,000,000	Republic Airways Holdings, Inc., 5.250%, 11/15/21	2,181,122	0.1
500,000	Roper Industries, Inc., 1.850%, 11/15/17	495,879	0.0
1,250,000	Roper Industries, Inc., 2.050%, 10/01/18	1,215,511	0.1
500,000	Ryder System, Inc., 2.500%, 03/01/17	508,885	0.0
350,000	Ryder System, Inc., 2.500%, 03/01/18	352,399	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/22	278,804	0.0
500,000	Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	497,632	0.0
2,500,000	Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,614,960	0.1
250,000	Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	247,831	0.0
250,000	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	247,715	0.0
616,000	Tyco International Finance S.A., 3.375%, 10/15/15	639,411	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/23	457,714	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/43	445,208	0.0
400,000	United Parcel Service, Inc., 1.125%, 10/01/17	394,230	0.0
500,000	United Technologies Corp., 1.800%, 06/01/17	507,932	0.0
750,000	United Technologies Corp., 3.100%, 06/01/22	733,577	0.0
500,000	United Technologies Corp., 4.500%, 06/01/42	485,663	0.0
406,000	United Technologies Corp., 6.125%, 07/15/38	484,160	0.0
2,790,000	Waste Management, Inc., 6.125%, 11/30/39	3,188,236	0.1
		57,902,150	1.4

	Technology: 1.0%
1,500,000	Apple Inc., 1.000%, 05/03/18	1,451,242	0.1
1,500,000	Apple, Inc., 0.450%, 05/03/16	1,489,879	0.1
1,000,000	Apple, Inc., 2.400%, 05/03/23	899,541	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/43	835,637	0.0
600,000	Autodesk, Inc., 1.950%, 12/15/17	593,843	0.0
400,000	Autodesk, Inc., 3.600%, 12/15/22	369,492	0.0
1,250,000	BMC Software, Inc., 7.250%, 06/01/18	1,268,750	0.1
3,500,000	Broadcom Corp., 2.700%, 11/01/18	3,543,908	0.1
750,000	EMC Corp./MA, 1.875%, 06/01/18	741,899	0.0
750,000	EMC Corp./MA, 2.650%, 06/01/20	734,727	0.0
750,000	Hewlett-Packard Co., 2.125%, 09/13/15	764,024	0.0
1,950,000	Hewlett-Packard Co., 2.600%, 09/15/17	1,982,224	0.1
2,000,000	Hewlett-Packard Co., 3.750%, 12/01/20	1,996,174	0.1
1,000,000	International Business Machines Corp., 1.625%, 05/15/20	937,982	0.0
500,000	International Business Machines Corp., 1.875%, 05/15/19	490,748	0.0
7,040,000	International Business Machines Corp., 1.950%, 07/22/16	7,236,543	0.2
1,000,000	International Business Machines Corp., 3.375%, 08/01/23	974,656	0.0
600,000	Intel Corp., 1.350%, 12/15/17	593,309	0.0
750,000	Microsoft Corp., 1.000%, 05/01/18	732,095	0.0
1,000,000	Microsoft Corp., 2.375%, 05/01/23	905,035	0.0
750,000	Microsoft Corp., 3.625%, 12/15/23	751,454	0.0
250,000	Microsoft Corp., 4.875%, 12/15/43	255,584	0.0
300,000	NetApp Inc., 2.000%, 12/15/17	298,611	0.0
1,000,000	Oracle Corp., 1.200%, 10/15/17	984,544	0.0
500,000	Oracle Corp., 2.500%, 10/15/22	458,127	0.0
1,500,000	Oracle Corp., 5.375%, 07/15/40	1,602,038	0.1
4,220,000	Texas Instruments, Inc., 2.375%, 05/16/16	4,376,465	0.1
250,000	Xerox Corp., 2.750%, 03/15/19	247,934	0.0
400,000	Xerox Corp., 2.950%, 03/15/17	410,804	0.0
465,000	Xerox Corp., 6.350%, 05/15/18	531,715	0.0
		38,458,984	1.0

	Utilities: 1.6%
300,000	Ameren Illinois Co., 2.700%, 09/01/22	280,880	0.0
1,000,000	Baltimore Gas & Electric Co., 3.350%, 07/01/23	960,449	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
300,000		Consumers Energy Co., 2.850%, 05/15/22	$285,928	0.0
400,000		DTE Energy Co., 3.850%, 12/01/23	395,073	0.0
300,000		Duke Energy Corp., 1.625%, 08/15/17	298,244	0.0
400,000		Duke Energy Corp., 2.100%, 06/15/18	397,930	0.0
500,000		Duke Energy Corp., 3.950%, 10/15/23	500,324	0.0
1,000,000		Entergy Corp., 4.700%, 01/15/17	1,075,626	0.0
5,260,000		Exelon Generation Co., LLC, 5.200%, 10/01/19	5,672,358	0.2
750,000		Florida Power & Light Co., 3.800%, 12/15/42	655,237	0.0
2,000,000		Florida Power & Light Co., 4.050%, 06/01/42	1,828,468	0.1
500,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	502,738	0.0
1,000,000		Georgia Power Co., 0.750%, 08/10/15	1,002,247	0.0
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	5,292,893	0.1
3,765,000		Midamerican Energy Holdings Co., 6.125%, 04/01/36	4,278,132	0.1
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	1,735,456	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	259,727	0.0
3,595,000		Ohio Power Co., 5.375%, 10/01/21	4,012,103	0.1
750,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	753,623	0.0
1,000,000		Pacific Gas & Electric Co., 3.250%, 06/15/23	948,920	0.0
3,850,000		Pacific Gas & Electric Co., 3.500%, 10/01/20	3,919,131	0.1
500,000		PPL Capital Funding, Inc., 1.900%, 06/01/18	488,509	0.0
3,570,000		Progress Energy, Inc., 4.400%, 01/15/21	3,768,449	0.1
3,410,000		Public Service Co. of Colorado, 3.200%, 11/15/20	3,428,492	0.1
1,000,000		Public Service Electric & Gas Co., 2.375%, 05/15/23	899,499	0.0
750,000		Public Service Electric & Gas Co., 3.800%, 01/01/43	649,776	0.0
2,700,000		SCANA Corp., 4.750%, 05/15/21	2,767,095	0.1
2,000,000		Southaven Combined Cycle Generation LLC, 3.846%, 08/15/33	1,935,132	0.1
3,915,000		Southern California Edison Co., 3.875%, 06/01/21	4,114,101	0.1
500,000		Southern California Edison Co., 3.900%, 03/15/43	440,882	0.0
500,000		Southern California Edison Co., 4.650%, 10/01/43	500,503	0.0
5,920,000		Southern Co., 2.375%, 09/15/15	6,060,991	0.2
300,000		Union Electric Co., 3.900%, 09/15/42	262,667	0.0
500,000		Virginia Electric and Power Co., 1.200%, 01/15/18	485,661	0.0
1,533,000		Virginia Electric and Power Co., 6.000%, 05/15/37	1,791,226	0.1
1,000,000		Westar Energy, Inc., 4.125%, 03/01/42	911,646	0.0
500,000		Westar Energy, Inc., 4.625%, 09/01/43	492,163	0.0
			64,052,279	1.6

		Total Corporate Bonds/Notes (Cost $910,763,194)	926,381,997	23.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
1,000,000		Banc of America Commercial Mortgage, Inc., 5.414%, 09/10/47	1,086,412	0.0
450,000		Banc of America Commercial Mortgage, Inc., 5.649%, 06/10/49	497,923	0.0
1,561,245		Banc of America Commercial Mortgage, Inc., 5.889%, 07/10/44	1,700,587	0.1
1,450,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	1,485,898	0.0
1,890,541		Bear Stearns Commercial Mortgage Securities, 4.750%, 02/13/46	1,931,736	0.1
539,086		Bear Stearns Commercial Mortgage Securities, 5.200%, 01/12/41	539,119	0.0
2,440,000		Bear Stearns Commercial Mortgage Securities, 5.579%, 04/12/38	2,640,347	0.1
1,994,000		Citigroup Commercial Mortgage Trust, 5.705%, 12/10/49	2,233,482	0.1
1,150,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%, 07/15/44	1,220,160	0.0
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%, 07/15/44	2,104,286	0.1
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%, 07/15/44	2,141,791	0.1
1,221,291	L	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, 11/15/44	1,372,413	0.0
1,115,000		Commercial Mortgage Pass Through Certificates, 3.288%, 12/10/44	1,099,773	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,250,000		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	$1,363,466	0.0
1,000,000		Credit Suisse Mortgage Capital Certificates, 5.311%, 12/15/39	1,084,616	0.0
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.509%, 09/15/39	2,151,340	0.1
1,400,000		Credit Suisse Mortgage Capital Certificates, 5.760%, 09/15/39	1,539,445	0.0
1,170,000		CW Capital Cobalt Ltd., 5.770%, 05/15/46	1,296,450	0.0
605,000		DBUBS Mortgage Trust, 3.642%, 08/10/44	636,168	0.0
1,500,000		GE Capital Commercial Mortgage Corp., 5.311%, 11/10/45	1,595,647	0.0
1,750,000		Greenwich Capital Commercial Funding Corp., 5.224%, 04/10/37	1,847,155	0.1
2,500,000		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,750,031	0.1
2,000,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	2,133,450	0.1
1,723,200	L	Greenwich Capital Commercial Funding Corp., 5.820%, 07/10/38	1,884,069	0.1
165,000		GS Mortgage Securities Corp. II, 5.560%, 11/10/39	181,103	0.0
3,500,000	L	GS Mortgage Securities Corp. II, 5.804%, 08/10/45	3,850,896	0.1
595,000		GS Mortgage Securities Corp. II, 2.773%, 11/10/45	555,623	0.0
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%, 03/15/46	1,191,922	0.0
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	1,266,106	0.0
2,295,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	2,525,565	0.1
749,484		JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, 02/12/51	800,893	0.0
1,750,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.706%, 02/12/49	1,946,358	0.1
1,735,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 12/12/49	1,897,163	0.1
410,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.894%, 08/12/49	458,076	0.0
330,000		Morgan Stanley Bank of America Merrill Lynch Trust, 1.689%, 12/15/48	323,461	0.0
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust, 3.134%, 12/15/48	3,056,090	0.1
1,145,853		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	1,163,652	0.0
1,110,718		Morgan Stanley Capital I, Inc., 5.385%, 06/15/38	1,120,378	0.0
1,660,328		Morgan Stanley Capital I, 4.970%, 04/14/40	1,681,141	0.0
3,110,000		Morgan Stanley Capital I, 4.989%, 08/13/42	3,252,087	0.1
1,000,000		Morgan Stanley Capital I, 5.073%, 08/13/42	1,047,540	0.0
1,000,000		Morgan Stanley Capital I, 5.331%, 03/15/44	1,025,380	0.0
319,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	349,102	0.0
1,118,047		Wachovia Bank Commercial Mortgage Trust, 5.418%, 01/15/45	1,192,974	0.0
2,500,000		Wells Fargo Commercial Mortgage Trust, 1.844%, 10/15/45	2,492,745	0.1
320,000		WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	325,101	0.0

		Total Collateralized Mortgage Obligations (Cost $63,885,491)	70,039,120	1.8

MUNICIPAL BONDS: 0.8%
		California: 0.1%
4,335,000		State of California, 7.550%, 04/01/39	5,618,117	0.1

		Connecticut: 0.1%
3,735,000		State of Connecticut, 5.850%, 03/15/32	4,184,507	0.1

		Illinois: 0.1%
4,400,000		State of Illinois, 4.421%, 01/01/15	4,540,888	0.1

		New Jersey: 0.2%
3,425,000		New Jersey State Turnpike Authority, 7.102%, 01/01/41	4,385,575	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

MUNICIPAL BONDS: 0.8%
	New Jersey: (continued)
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/51	$2,193,733	0.1
		6,579,308	0.2

	New York: 0.1%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/40	4,178,517	0.1

	Ohio: 0.1%
3,355,000	American Municipal Power, Inc., 7.834%, 02/15/41	4,238,875	0.1

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/40	4,019,106	0.1

	Total Municipal Bonds (Cost $31,563,003)	33,359,318	0.8

ASSET-BACKED SECURITIES: 0.4%
	Automobile Asset-Backed Securities: 0.2%
760,152	Ally Auto Receivables Trust, 0.740%, 04/15/16	761,540	0.0
908,925	Bank of America Auto Trust, 0.780%, 06/15/16	911,082	0.0
1,000,000	Harley-Davidson Motorcycle Trust, 0.870%, 07/15/19	990,879	0.0
1,000,000	Honda Auto Receivables Owner Trust, 0.620%, 03/21/19	995,460	0.0
850,000	Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	858,794	0.0
750,000	Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	757,137	0.0
1,000,000	Hyundai Auto Receivables Trust, 0.950%, 12/15/16	1,006,053	0.1
1,000,000	Nissan Auto Receivables Owner Trust, 0.750%, 07/15/19	994,966	0.0
1,300,000	Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,313,893	0.1
524,601	Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	525,668	0.0
		9,115,472	0.2

	Credit Card Asset-Backed Securities: 0.2%
535,000	Capital One Multi-Asset Execution Trust, 5.750%, 07/15/20	615,180	0.0
1,310,000	Chase Issuance Trust, 1.300%, 02/18/20	1,284,294	0.0
1,490,000	Chase Issuance Trust, 5.230%, 04/15/19	1,671,422	0.1
1,948,000	Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,232,974	0.1
1,000,000	Discover Card Execution Note Trust, 5.650%, 03/16/20	1,145,952	0.0
		6,949,822	0.2

	Other Asset-Backed Securities: 0.0%
348,013	AEP Texas Central Transition Funding, LLC, 0.880%, 12/01/18	348,695	0.0
500,000	AEP Texas Central Transition Funding, LLC, 1.976%, 06/01/21	492,179	0.0
500,000	PSE&G Transition Funding, LLC, 6.890%, 12/15/17	540,726	0.0
		1,381,600	0.0

	Total Asset-Backed Securities (Cost $17,585,649)	17,446,894	0.4

U.S. TREASURY OBLIGATIONS: 39.2%
	U.S. Treasury Bills: 2.3%
6,340,000	0.125%, due 12/31/14	6,338,517	0.2
70,060,000	0.250%, due 09/15/14	70,124,315	1.7
15,921,000	0.250%, due 11/30/14	15,936,236	0.4
		92,399,068	2.3

	U.S. Treasury Bonds: 3.6%
14,532,000	2.750%, due 11/15/42	11,443,950	0.3
7,612,000	3.125%, due 02/15/43	6,491,605	0.2
70,029,000	3.625%, due 08/15/43	65,876,490	1.6
23,645,000	3.500%, due 02/15/39	22,189,367	0.5
7,845,000	3.875%, due 08/15/40	7,819,261	0.2
26,505,000	4.375%, due 05/15/40	28,695,797	0.7
2,150,000	6.000%, due 02/15/26	2,740,074	0.1
		145,256,544	3.6

	U.S. Treasury Notes: 33.3%
5,479,000	0.125%, due 04/30/15	5,472,792	0.1
2,748,000	0.250%, due 01/31/15	2,750,415	0.1
57,333,000	0.250%, due 02/28/15	57,373,305	1.4
9,397,600	0.250%, due 07/31/15	9,397,600	0.2
14,708,000	0.250%, due 09/15/15	14,696,513	0.4
2,899,000	0.250%, due 09/30/15	2,896,452	0.1
25,975,000	0.250%, due 10/15/15	25,942,531	0.6
3,465,000	0.250%, due 10/31/15	3,460,329	0.1
27,732,000	0.250%, due 12/15/15	27,672,432	0.7
29,048,000	0.375%, due 04/15/15	29,116,088	0.7
1,368,100	0.375%, due 06/30/15	1,371,039	0.0
5,914,000	0.375%, due 08/31/15	5,923,125	0.1
9,440,000	0.375%, due 11/15/15	9,446,825	0.2
15,697,000	0.375%, due 02/15/16	15,684,741	0.4
33,823,000	0.375%, due 03/15/16	33,774,126	0.8
6,248,000	0.500%, due 06/15/16	6,241,896	0.2
26,291,000	0.625%, due 08/15/16	26,296,127	0.7
36,269,100	0.625%, due 09/30/17	35,512,563	0.9
9,680,000	0.625%, due 11/30/17	9,436,112	0.2
2,796,000	0.625%, due 04/30/18	2,695,847	0.1
1,952,000	0.750%, due 10/31/17	1,916,315	0.0
7,005,600	0.750%, due 12/31/17	6,849,067	0.2
23,037,000	0.750%, due 02/28/18	22,424,170	0.6
1,918,000	0.875%, due 01/31/18	1,880,988	0.0
34,597,000	1.000%, due 08/31/19	32,698,213	0.8

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
1,207,000		1.000%, due 11/30/19	$1,132,883	0.0
1,409,000		1.125%, due 12/31/19	1,329,799	0.0
46,620,000		1.250%, due 10/31/15	47,396,689	1.2
961,000		1.250%, due 10/31/19	918,506	0.0
3,534,000		1.250%, due 02/29/20	3,342,390	0.1
14,190,000		1.375%, due 11/30/15	14,466,322	0.4
933,000		1.375%, due 01/31/20	891,598	0.0
6,540,000		1.500%, due 03/31/19	6,428,362	0.2
8,876,000		1.625%, due 08/15/22	8,052,201	0.2
28,376,000		1.750%, due 10/31/20	27,193,288	0.7
108,163,000		1.875%, due 09/30/17	110,917,803	2.8
13,230,000		2.500%, due 08/15/23	12,682,715	0.3
18,650,000		2.625%, due 04/30/18	19,567,934	0.5
2,142,000		0.250%, due 11/30/15	2,137,857	0.1
4,103,000		0.250%, due 12/31/15	4,092,262	0.1
5,000,000		0.375%, due 01/15/16	4,998,440	0.1
51,172,000		0.625%, due 07/15/16	51,233,969	1.3
7,054,000		0.625%, due 10/15/16	7,041,049	0.2
16,290,000		0.625%, due 11/15/16	16,240,364	0.4
55,029,000		0.625%, due 12/15/16	54,803,271	1.4
8,006,000		0.750%, due 03/31/18	7,776,764	0.2
12,274,000		0.875%, due 09/15/16	12,347,362	0.3
100,000		1.125%, due 04/30/20	93,363	0.0
2,941,000		1.250%, due 10/31/18	2,881,836	0.1
29,467,000		1.250%, due 11/30/18	28,821,260	0.7
6,756,000		1.375%, due 09/30/18	6,670,233	0.2
57,697,000		1.500%, due 12/31/18	57,018,599	1.4
24,900,000		2.000%, due 11/30/20	24,212,337	0.6
71,300,000		2.375%, due 12/31/20	70,937,939	1.8
101,122,000		2.750%, due 11/15/23	98,759,891	2.5
74,766,000		0.125%, due 07/31/14	74,779,159	1.9
4,755,000		0.500%, due 08/15/14	4,766,517	0.1
34,625,000		2.375%, due 03/31/16	36,120,904	0.9
77,155,000		2.375%, due 07/31/17	80,611,930	2.0
26,255,000		2.750%, due 02/15/19	27,499,041	0.7
9,190,000		3.500%, due 05/15/20	9,907,610	0.2
4,025,000		8.125%, due 08/15/19	5,360,483	0.1
			1,334,362,541	33.3

		Total U.S. Treasury Obligations (Cost $1,586,404,751)	1,572,018,153	39.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.1%
		Federal Home Loan Bank: 0.2%
8,000,000		2.000%, due 04/15/21	7,484,032	0.2

		Federal Home Loan Mortgage Corporation: 6.4%##
10,425,000		0.500%, due 04/17/15	10,462,488	0.3
7,735,000		1.000%, due 03/08/17	7,751,236	0.2
21,246,000		1.000%, due 09/29/17	21,008,661	0.5
8,405,000		2.500%, due 05/27/16	8,801,766	0.2
14,592,836		2.560%, due 02/01/42	15,095,702	0.4
37,400,000	W	3.500%, due 07/15/41	37,119,500	0.9
777,035		3.500%, due 01/01/42	773,322	0.0
4,054,613		3.500%, due 01/01/42	4,035,238	0.1
4,515,000		3.750%, due 03/27/19	4,924,741	0.1
3,544,080		4.000%, due 01/01/25	3,749,218	0.1
532,129		4.000%, due 08/01/40	547,915	0.0
7,200,000	W	4.000%, due 08/15/40	7,396,312	0.2
4,150,505		4.000%, due 04/01/41	4,273,672	0.1
2,842,153		4.000%, due 05/01/41	2,925,806	0.1
156,762		4.000%, due 08/01/41	161,424	0.0
554,075		4.000%, due 12/01/41	570,565	0.0
2,972,883		4.000%, due 01/01/42	3,061,061	0.1
6,003,932		4.000%, due 03/01/42	6,172,468	0.2
6,975,462		4.000%, due 03/01/42	7,182,670	0.2
27,332		4.500%, due 04/01/23	29,355	0.0
309,006		4.500%, due 03/01/39	327,656	0.0
827,655		4.500%, due 08/01/39	878,094	0.0
1,078,951		4.500%, due 09/01/39	1,145,089	0.0
1,767,639		4.500%, due 09/01/39	1,875,600	0.1
1,291,250		4.500%, due 09/01/39	1,369,205	0.1
2,153,627		4.500%, due 10/01/39	2,285,639	0.1
2,984,914		4.500%, due 12/01/39	3,166,703	0.1
519,041		4.500%, due 03/01/40	550,654	0.0
1,705,216		4.500%, due 04/01/40	1,809,207	0.1
333,575		4.500%, due 06/01/40	354,000	0.0
2,779,137		4.500%, due 07/01/40	2,950,411	0.1
1,902,848		4.500%, due 07/01/40	2,019,025	0.1
1,789,363		4.500%, due 08/01/40	1,899,503	0.1
543,694		4.500%, due 08/01/40	577,114	0.0
2,319,348		4.500%, due 03/01/41	2,460,890	0.1
611,973		4.500%, due 03/01/41	649,908	0.0
776,012		4.500%, due 04/01/41	823,655	0.0
1,960,311		4.500%, due 06/01/41	2,081,637	0.1
1,843,918		4.500%, due 07/01/41	1,957,852	0.1
8,522,423		4.500%, due 08/01/41	9,042,779	0.2
1,006,494		4.500%, due 08/01/41	1,067,805	0.0
66,800		5.000%, due 03/01/34	72,145	0.0
465,261		5.000%, due 12/01/34	504,211	0.0
1,655,248		5.000%, due 08/01/35	1,792,308	0.1
343,950		5.000%, due 08/01/35	372,446	0.0
1,119,371		5.000%, due 10/01/35	1,209,228	0.1
510,058		5.000%, due 10/01/35	551,710	0.0
553,281		5.000%, due 10/01/35	598,576	0.0
1,263,611		5.000%, due 12/01/35	1,367,102	0.1
163,329		5.000%, due 04/01/36	176,335	0.0
544,993		5.000%, due 11/01/36	589,824	0.0
384,282		5.000%, due 02/01/37	414,419	0.0
330,865		5.000%, due 05/01/37	356,813	0.0
4,587,102		5.000%, due 10/01/37	4,962,019	0.1
820,606		5.000%, due 03/01/38	886,939	0.0
2,925,400		5.000%, due 03/01/38	3,154,823	0.1
1,208,022		5.000%, due 03/01/38	1,303,325	0.1
846,012		5.000%, due 04/01/38	912,470	0.0
89,676		5.000%, due 10/01/38	96,711	0.0
282,589		5.000%, due 06/01/40	305,625	0.0
590,849		5.000%, due 08/01/40	638,956	0.0
1,778,300		5.000%, due 04/01/41	1,928,176	0.1
115,004		5.200%, due 06/01/37	124,957	0.0
139,229		5.200%, due 08/01/37	150,192	0.0
190,000		5.400%, due 03/17/21	207,730	0.0
239,381		5.490%, due 02/01/37	260,110	0.0
1,876,850		5.500%, due 12/01/24	2,037,701	0.1
359,629		5.500%, due 09/01/34	394,809	0.0
356,858		5.500%, due 01/01/35	391,850	0.0
3,634,517		5.500%, due 09/01/35	3,981,921	0.1
199,236		5.500%, due 09/01/35	218,452	0.0
2,281,309		5.500%, due 10/01/35	2,498,013	0.1
335,290		5.500%, due 03/01/36	366,831	0.0
1,697,475		5.500%, due 03/01/36	1,858,054	0.1
245,812		5.500%, due 05/01/36	268,365	0.0
1,087,447		5.500%, due 06/01/36	1,192,897	0.1
516,383		5.500%, due 07/01/36	565,167	0.0
89,942		5.500%, due 07/01/36	98,358	0.0
18,136		5.500%, due 07/01/36	19,909	0.0
159,894		5.500%, due 10/01/36	174,742	0.0
613,396		5.500%, due 11/01/36	669,675	0.0
400,876		5.500%, due 12/01/36	437,656	0.0
238,470		5.500%, due 12/01/36	260,403	0.0
209,749		5.500%, due 12/01/36	228,993	0.0
467,205		5.500%, due 02/01/37	510,105	0.0
52,709		5.500%, due 02/01/37	57,620	0.0
133,883		5.500%, due 05/01/37	146,674	0.0
23,569		5.500%, due 06/01/37	25,732	0.0
281,064		5.500%, due 12/01/37	306,852	0.0
123,049		5.500%, due 03/01/38	134,338	0.0
57,355		5.500%, due 06/01/38	62,617	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
23,896		5.500%, due 06/01/38	$26,088	0.0
31,276		5.500%, due 08/01/38	34,092	0.0
6,354		5.500%, due 10/01/38	6,938	0.0
3,611,783		5.500%, due 11/01/38	3,985,678	0.1
69,783		5.500%, due 12/01/38	76,200	0.0
93,075		5.500%, due 12/01/38	101,634	0.0
91,065		5.500%, due 12/01/38	99,437	0.0
627,259		5.500%, due 01/01/39	685,058	0.0
100,290		5.500%, due 01/01/39	109,498	0.0
284,413		5.500%, due 01/01/40	311,085	0.0
486,643		5.500%, due 01/01/40	531,292	0.0
283,330		5.500%, due 03/01/40	309,326	0.0
203,944		5.500%, due 01/01/41	223,168	0.0
273,209		5.750%, due 05/01/37	298,447	0.0
260,841		5.750%, due 06/01/37	284,820	0.0
129,900		5.800%, due 07/01/37	142,619	0.0
319,688		5.800%, due 07/01/37	349,457	0.0
863,427		5.800%, due 08/01/37	971,424	0.0
298,407		5.800%, due 09/01/37	326,091	0.0
97,169		5.800%, due 09/01/37	106,187	0.0
21,832		6.000%, due 04/01/28	24,419	0.0
194,619		6.000%, due 07/01/28	215,003	0.0
11,611		6.000%, due 04/01/36	12,940	0.0
53,625		6.000%, due 04/01/36	59,208	0.0
1,925		6.000%, due 04/01/36	2,125	0.0
162,024		6.000%, due 06/01/36	180,736	0.0
57,796		6.000%, due 07/01/36	64,473	0.0
553,429		6.000%, due 08/01/36	611,047	0.0
19,562		6.000%, due 08/01/36	21,768	0.0
59,502		6.000%, due 08/01/36	66,350	0.0
308,822		6.000%, due 01/01/37	342,148	0.0
208,076		6.000%, due 02/01/37	230,506	0.0
15,900		6.000%, due 04/01/37	17,577	0.0
8,278		6.000%, due 06/01/37	9,146	0.0
131,639		6.000%, due 06/01/37	145,609	0.0
44,069		6.000%, due 07/01/37	48,679	0.0
1,908		6.000%, due 07/01/37	2,107	0.0
47,453		6.000%, due 08/01/37	52,496	0.0
23,402		6.000%, due 08/01/37	25,872	0.0
106,636		6.000%, due 08/01/37	118,103	0.0
512,743		6.000%, due 08/01/37	566,311	0.0
46,819		6.000%, due 08/01/37	51,727	0.0
602,349		6.000%, due 08/01/37	665,060	0.0
168,677		6.000%, due 08/01/37	186,667	0.0
13,579		6.000%, due 08/01/37	14,993	0.0
38,305		6.000%, due 09/01/37	42,293	0.0
10,869		6.000%, due 09/01/37	12,001	0.0
96,252		6.000%, due 09/01/37	106,657	0.0
33,292		6.000%, due 10/01/37	36,758	0.0
65,567		6.000%, due 10/01/37	72,436	0.0
99,674		6.000%, due 10/01/37	110,051	0.0
20,555		6.000%, due 10/01/37	22,692	0.0
17,356		6.000%, due 11/01/37	19,180	0.0
96,266		6.000%, due 11/01/37	106,288	0.0
17,099		6.000%, due 11/01/37	18,893	0.0
289,961		6.000%, due 12/01/37	320,149	0.0
371,018		6.000%, due 12/01/37	409,645	0.0
11,065		6.000%, due 12/01/37	12,238	0.0
116,424		6.000%, due 01/01/38	128,657	0.0
216,061		6.000%, due 01/01/38	238,555	0.0
11,475		6.000%, due 01/01/38	12,670	0.0
11,089		6.000%, due 02/01/38	12,258	0.0
287,642		6.000%, due 02/01/38	317,588	0.0
163,171		6.000%, due 05/01/38	180,159	0.0
9,247		6.000%, due 06/01/38	10,222	0.0
251,620		6.000%, due 07/01/38	277,816	0.0
298,455		6.000%, due 07/01/38	329,820	0.0
101,963		6.000%, due 08/01/38	112,597	0.0
6,376		6.000%, due 09/01/38	7,040	0.0
1,047,290		6.000%, due 09/01/38	1,157,006	0.0
53,983		6.000%, due 09/01/38	59,603	0.0
115,609		6.000%, due 09/01/38	128,260	0.0
60,573		6.000%, due 11/01/38	66,892	0.0
598,936		6.000%, due 01/01/39	661,818	0.0
998,166		6.000%, due 04/01/39	1,103,370	0.0
203,693		6.000%, due 08/01/39	225,359	0.0
297,124		6.000%, due 10/01/39	328,802	0.0
78,975		6.000%, due 11/01/39	87,290	0.0
437,477		6.000%, due 11/01/39	483,440	0.0
90,907		6.000%, due 11/01/39	100,633	0.0
12,301		6.000%, due 12/01/39	13,591	0.0
453,094		6.000%, due 05/01/40	500,808	0.0
288,568		6.150%, due 12/01/37	321,175	0.0
170,851		6.150%, due 12/01/37	190,131	0.0
495,678		6.150%, due 01/01/38	548,071	0.0
293,284		6.150%, due 02/01/38	329,349	0.0
183,657		6.150%, due 02/01/38	202,839	0.0
840,000		6.250%, due 07/15/32	1,062,865	0.0
45,699		6.500%, due 06/01/36	51,301	0.0
6,295		6.500%, due 08/01/36	7,157	0.0
14,314		6.500%, due 10/01/36	15,933	0.0
173,232		6.500%, due 10/01/36	195,728	0.0
97,689		6.500%, due 07/01/37	108,737	0.0
1,500		6.500%, due 08/01/37	1,670	0.0
54,334		6.500%, due 09/01/37	60,527	0.0
44,019		6.500%, due 09/01/37	49,033	0.0
26,490		6.500%, due 10/01/37	29,486	0.0
82,274		6.500%, due 11/01/37	91,578	0.0
85,730		6.500%, due 01/01/38	95,521	0.0
112,315		6.500%, due 02/01/38	125,221	0.0
99,321		6.500%, due 02/01/38	110,554	0.0
103,561		6.500%, due 04/01/38	115,330	0.0
30,233		6.500%, due 04/01/38	33,678	0.0
3,410		6.500%, due 05/01/38	3,902	0.0
14,924		6.500%, due 05/01/38	16,645	0.0
11,081		6.500%, due 07/01/38	12,334	0.0
9,099		6.500%, due 08/01/38	10,128	0.0
29,154		6.500%, due 09/01/38	32,464	0.0
40,268		6.500%, due 10/01/38	46,074	0.0
1,862		6.500%, due 10/01/38	2,074	0.0
54,622		6.500%, due 11/01/38	60,800	0.0
13,362		6.500%, due 12/01/38	14,873	0.0
45,372		6.500%, due 12/01/38	50,571	0.0
978,996		6.500%, due 12/01/38	1,089,823	0.0
16,217		6.500%, due 12/01/38	18,058	0.0
665,638		6.500%, due 12/01/38	740,918	0.0
12,390		6.500%, due 01/01/39	13,791	0.0
2,540,000		6.750%, due 03/15/31	3,361,403	0.1
			254,947,316	6.4

		Federal National Mortgage Association: 19.7%##
27,130,000		0.375%, due 03/16/15	27,181,764	0.7
24,450,000		0.875%, due 08/28/14	24,569,023	0.6
6,025,000		1.375%, due 11/15/16	6,129,118	0.2
5,000,000		2.250%, due 03/15/16	5,188,250	0.1
8,750,000		2.375%, due 04/11/16	9,119,609	0.2
10,254,995		2.500%, due 09/01/27	10,180,287	0.3
72,700,000	W	2.500%, due 01/15/28	71,973,000	1.8
15,000,000	W	3.000%, due 09/25/26	15,312,304	0.4
3,449,510		3.000%, due 12/01/26	3,530,215	0.1
2,577,044		3.000%, due 01/01/27	2,637,454	0.1
2,777,310		3.000%, due 01/01/27	2,842,453	0.1
114,637,000	W	3.000%, due 09/25/42	108,860,373	2.7
54,385,845		3.000%, due 05/01/43	51,787,552	1.3
802,788		3.500%, due 08/01/26	841,559	0.0
764,596		3.500%, due 08/01/26	800,263	0.0
111,127		3.500%, due 09/01/26	116,473	0.0
647,969		3.500%, due 10/01/26	679,261	0.0
1,525,242		3.500%, due 10/01/26	1,599,065	0.1
3,170,393		3.500%, due 11/01/26	3,323,746	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
3,348,616		3.500%, due 12/01/26	$3,510,775	0.1
2,965,400		3.500%, due 12/01/26	3,108,573	0.1
3,707,084		3.500%, due 01/01/27	3,885,394	0.1
2,857,799		3.500%, due 03/01/41	2,847,495	0.1
3,468,605		3.500%, due 12/01/41	3,455,750	0.1
5,860,687		3.500%, due 01/01/42	5,838,968	0.2
61,636,000	W	3.500%, due 06/25/42	61,245,961	1.5
27,838,294		3.500%, due 11/01/42	27,691,289	0.7
7,171		4.000%, due 06/01/14	7,596	0.0
67,585		4.000%, due 11/01/20	71,695	0.0
88,449		4.000%, due 07/01/22	93,889	0.0
32,127		4.000%, due 04/01/23	34,139	0.0
19,397		4.000%, due 05/01/23	20,615	0.0
34,021		4.000%, due 07/01/23	36,138	0.0
140,840		4.000%, due 03/01/24	149,689	0.0
121,997		4.000%, due 03/01/24	129,658	0.0
99,160		4.000%, due 04/01/24	105,343	0.0
3,320		4.000%, due 04/01/24	3,527	0.0
676,738		4.000%, due 07/01/24	719,053	0.0
200,576		4.000%, due 07/01/24	213,148	0.0
10,788		4.000%, due 08/01/24	11,460	0.0
184,190		4.000%, due 01/01/25	195,760	0.0
166,429		4.000%, due 02/01/25	176,783	0.0
827,893		4.000%, due 02/01/25	879,966	0.0
936,742		4.000%, due 06/01/25	994,776	0.0
14,034		4.000%, due 07/01/25	14,902	0.0
72,221		4.000%, due 09/01/25	76,568	0.0
120,137		4.000%, due 09/01/25	127,561	0.0
1,283,621		4.000%, due 12/01/25	1,363,361	0.1
1,079,799		4.000%, due 02/01/26	1,146,409	0.0
180,126		4.000%, due 03/01/26	191,323	0.0
309,646		4.000%, due 04/01/26	328,866	0.0
2,294,984		4.000%, due 04/01/26	2,436,846	0.1
672,025		4.000%, due 04/01/26	713,555	0.0
1,165,408		4.000%, due 05/01/26	1,237,653	0.0
564,435		4.000%, due 09/01/26	599,411	0.0
24,390,000	W	4.000%, due 08/25/40	25,114,078	0.6
1,667,636		4.000%, due 10/01/40	1,718,410	0.1
551,795		4.000%, due 10/01/40	569,336	0.0
3,262,612		4.000%, due 12/01/40	3,366,806	0.1
3,331,512		4.000%, due 12/01/40	3,433,973	0.1
7,161,975		4.000%, due 02/01/41	7,390,691	0.2
1,398,336		4.000%, due 03/01/41	1,442,762	0.1
1,173,497		4.000%, due 04/01/41	1,210,957	0.0
1,507,203		4.000%, due 08/01/41	1,553,433	0.1
1,021,542		4.000%, due 09/01/41	1,054,157	0.0
8,535,488		4.000%, due 11/01/41	8,808,621	0.2
1,834,189		4.000%, due 12/01/41	1,892,813	0.1
2,975,728		4.000%, due 01/01/42	3,070,831	0.1
1,584,178		4.000%, due 07/01/42	1,634,134	0.1
1,809,825		4.000%, due 07/01/42	1,867,020	0.1
17,846,622		4.000%, due 07/01/42	18,415,245	0.5
27		4.500%, due 01/01/14	27	0.0
6,959		4.500%, due 08/01/14	7,401	0.0
20,791		4.500%, due 05/01/19	22,126	0.0
60,143		4.500%, due 05/01/19	64,141	0.0
47,790		4.500%, due 01/01/20	51,009	0.0
42,699		4.500%, due 08/01/20	45,581	0.0
4,493		4.500%, due 06/01/22	4,790	0.0
6,800		4.500%, due 07/01/22	7,248	0.0
70,758		4.500%, due 11/01/22	75,422	0.0
111,881		4.500%, due 02/01/23	119,280	0.0
19,702		4.500%, due 02/01/23	21,036	0.0
11,316		4.500%, due 03/01/23	12,091	0.0
491,263		4.500%, due 03/01/23	524,413	0.0
2,790		4.500%, due 03/01/23	2,979	0.0
285,320		4.500%, due 04/01/23	304,597	0.0
302,094		4.500%, due 04/01/23	322,532	0.0
100,360		4.500%, due 04/01/23	107,144	0.0
79,579		4.500%, due 04/01/23	84,935	0.0
6,145		4.500%, due 04/01/23	6,561	0.0
6,264		4.500%, due 05/01/23	6,682	0.0
379,478		4.500%, due 05/01/23	405,062	0.0
7,855		4.500%, due 05/01/23	8,385	0.0
3,949		4.500%, due 05/01/23	4,215	0.0
7,236		4.500%, due 07/01/23	7,714	0.0
31,631		4.500%, due 08/01/23	33,726	0.0
50,099		4.500%, due 01/01/24	53,405	0.0
901,211		4.500%, due 05/01/24	960,758	0.0
1,117,060		4.500%, due 07/01/24	1,192,322	0.0
1,603,597		4.500%, due 08/01/24	1,710,731	0.1
887,651		4.500%, due 09/01/24	947,089	0.0
55,008		4.500%, due 09/01/24	58,687	0.0
48,577		4.500%, due 09/01/24	51,800	0.0
228,533		4.500%, due 09/01/24	243,818	0.0
215,346		4.500%, due 10/01/24	230,302	0.0
532,093		4.500%, due 10/01/24	567,765	0.0
102,599		4.500%, due 10/01/24	109,428	0.0
11,393		4.500%, due 11/01/24	12,152	0.0
60,602		4.500%, due 11/01/24	65,662	0.0
396,095		4.500%, due 11/01/24	422,693	0.0
24,821		4.500%, due 11/01/24	26,547	0.0
44,470		4.500%, due 11/01/24	47,456	0.0
267,013		4.500%, due 11/01/24	284,937	0.0
664,363		4.500%, due 12/01/24	708,967	0.0
286,466		4.500%, due 12/01/24	305,595	0.0
328,901		4.500%, due 01/01/25	350,700	0.0
582,348		4.500%, due 01/01/25	621,281	0.0
6,813		4.500%, due 01/01/25	7,266	0.0
1,307,301		4.500%, due 05/01/25	1,393,890	0.1
96,110		4.500%, due 08/01/25	104,150	0.0
1,532,081		4.500%, due 01/01/26	1,634,334	0.1
694,537		4.500%, due 04/01/26	740,620	0.0
12,280		4.500%, due 06/01/34	13,069	0.0
64,311		4.500%, due 05/01/35	68,437	0.0
24,039		4.500%, due 03/01/38	25,488	0.0
6,893		4.500%, due 03/01/38	7,311	0.0
14,767		4.500%, due 05/01/38	15,659	0.0
4,878		4.500%, due 05/01/38	5,174	0.0
47,580		4.500%, due 06/01/38	50,586	0.0
10,405		4.500%, due 07/01/38	11,033	0.0
27,485		4.500%, due 07/01/38	29,161	0.0
40,787		4.500%, due 09/01/38	43,245	0.0
1,549,737		4.500%, due 03/01/39	1,645,625	0.1
103,783		4.500%, due 04/01/39	110,108	0.0
74,024		4.500%, due 04/01/39	78,486	0.0
4,070,124		4.500%, due 06/01/39	4,320,803	0.1
2,553,930		4.500%, due 07/01/39	2,711,023	0.1
3,337,676		4.500%, due 07/01/39	3,560,658	0.1
1,676,080		4.500%, due 07/01/39	1,778,897	0.1
4,986,664		4.500%, due 09/01/39	5,291,837	0.1
3,293,695		4.500%, due 10/01/39	3,496,352	0.1
1,371,732		4.500%, due 12/01/39	1,456,309	0.1
1,672,325		4.500%, due 12/01/39	1,775,055	0.1
1,108,078		4.500%, due 12/01/39	1,176,346	0.0
722,884		4.500%, due 03/01/40	767,119	0.0
2,000,517		4.500%, due 09/01/40	2,124,012	0.1
816,813		4.500%, due 10/01/40	867,106	0.0
817,944		4.500%, due 10/01/40	868,454	0.0
1,167,425		4.500%, due 10/01/40	1,239,046	0.0
2,237,064		4.500%, due 03/01/41	2,372,551	0.1
2,195,991		4.500%, due 04/01/41	2,331,875	0.1
1,088,595		4.500%, due 06/01/41	1,155,994	0.0
991,034		4.500%, due 06/01/41	1,052,287	0.0
7,592,274		4.500%, due 06/01/41	8,064,344	0.2
914,141		4.500%, due 06/01/41	970,401	0.0
501,518		4.500%, due 07/01/41	532,431	0.0
12,368,070		4.500%, due 07/01/41	13,144,801	0.3
387,963		4.500%, due 07/01/41	411,975	0.0
3,511,573		4.500%, due 08/01/41	3,728,030	0.1

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
4,178,611		4.500%, due 08/01/41	$4,436,642	0.1
733,434		4.500%, due 08/01/41	778,466	0.0
6		5.000%, due 02/01/14	6	0.0
2,576		5.000%, due 02/01/14	2,663	0.0
7,093		5.000%, due 10/01/14	7,543	0.0
10,423		5.000%, due 02/01/15	11,084	0.0
29,117		5.000%, due 04/01/16	30,963	0.0
310,034		5.000%, due 01/01/18	330,871	0.0
138,883		5.000%, due 01/01/18	148,219	0.0
267,164		5.000%, due 02/01/18	285,096	0.0
46,098		5.000%, due 04/01/18	49,201	0.0
2,758		5.000%, due 02/01/20	2,971	0.0
4,470		5.000%, due 06/01/21	4,767	0.0
31,207		5.000%, due 11/01/21	33,281	0.0
82,289		5.000%, due 01/01/22	87,758	0.0
3,949		5.000%, due 02/01/22	4,261	0.0
5,816		5.000%, due 04/01/22	6,204	0.0
8,138		5.000%, due 06/01/22	8,680	0.0
157,442		5.000%, due 06/01/22	170,212	0.0
72,445		5.000%, due 06/01/22	78,322	0.0
632		5.000%, due 06/01/22	683	0.0
4,105		5.000%, due 07/01/22	4,379	0.0
87,465		5.000%, due 07/01/22	93,290	0.0
122,495		5.000%, due 08/01/22	130,699	0.0
66,757		5.000%, due 09/01/22	71,209	0.0
70,977		5.000%, due 12/01/22	75,707	0.0
86,203		5.000%, due 01/01/23	93,194	0.0
4,977		5.000%, due 01/01/23	5,383	0.0
194,159		5.000%, due 02/01/23	210,024	0.0
563,125		5.000%, due 02/01/23	609,132	0.0
2,997		5.000%, due 02/01/23	3,242	0.0
90,994		5.000%, due 03/01/23	98,390	0.0
3,712		5.000%, due 03/01/23	4,015	0.0
24,796		5.000%, due 03/01/23	26,823	0.0
27,469		5.000%, due 03/01/23	29,302	0.0
159,386		5.000%, due 03/01/23	170,023	0.0
117,061		5.000%, due 04/01/23	126,480	0.0
30,445		5.000%, due 04/01/23	32,895	0.0
45,726		5.000%, due 04/01/23	48,755	0.0
124,711		5.000%, due 04/01/23	134,921	0.0
17,364		5.000%, due 05/01/23	18,768	0.0
42,324		5.000%, due 05/01/23	45,782	0.0
39,919		5.000%, due 05/01/23	43,142	0.0
11,767		5.000%, due 06/01/23	12,555	0.0
137,005		5.000%, due 06/01/23	146,143	0.0
51,826		5.000%, due 06/01/23	56,056	0.0
57,519		5.000%, due 06/01/23	61,362	0.0
72,624		5.000%, due 06/01/23	78,386	0.0
909,555		5.000%, due 07/01/23	983,685	0.0
362,446		5.000%, due 08/01/23	392,051	0.0
1,413		5.000%, due 09/01/23	1,528	0.0
35,750		5.000%, due 02/01/24	38,648	0.0
322,055		5.000%, due 03/01/24	348,125	0.0
43,739		5.000%, due 04/01/24	47,078	0.0
151,371		5.000%, due 04/01/24	161,480	0.0
153,084		5.000%, due 05/01/24	164,885	0.0
249,557		5.000%, due 06/01/24	266,312	0.0
1,262,215		5.000%, due 08/01/24	1,361,484	0.1
507,183		5.000%, due 07/01/33	553,747	0.0
149,232		5.000%, due 02/01/34	162,225	0.0
97,059		5.000%, due 11/01/34	105,585	0.0
6,652,682		5.000%, due 02/01/35	7,257,771	0.2
1,308,381		5.000%, due 06/01/35	1,423,763	0.1
91,042		5.000%, due 08/01/35	98,936	0.0
470,130		5.000%, due 09/01/35	511,160	0.0
1,066,341		5.000%, due 09/01/35	1,158,535	0.0
1,520,193		5.000%, due 09/01/35	1,652,311	0.1
126,872		5.000%, due 10/01/35	137,912	0.0
1,583,591		5.000%, due 03/01/36	1,721,982	0.1
1,989,220		5.000%, due 03/01/36	2,162,851	0.1
537,710		5.000%, due 04/01/36	584,050	0.0
1,471,792		5.000%, due 05/01/36	1,599,953	0.1
17,146		5.000%, due 05/01/36	18,640	0.0
254,845		5.000%, due 06/01/36	277,067	0.0
641,683		5.000%, due 12/01/36	697,282	0.0
210,188		5.000%, due 12/01/36	228,504	0.0
632,095		5.000%, due 07/01/37	687,306	0.0
608,006		5.000%, due 01/01/38	660,600	0.0
2,108,938		5.000%, due 02/01/38	2,293,226	0.1
1,015,170		5.000%, due 02/01/38	1,103,789	0.0
1,409,888		5.000%, due 08/01/38	1,532,881	0.1
23,200,000	W	5.000%, due 01/13/40	25,199,193	0.6
433,935		5.000%, due 07/01/40	472,647	0.0
997,649		5.000%, due 07/01/40	1,084,938	0.0
11,310,000		5.375%, due 06/12/17	12,939,330	0.3
2,286		5.500%, due 04/01/14	2,427	0.0
15,923		5.500%, due 12/01/14	16,905	0.0
48,428		5.500%, due 04/01/15	51,415	0.0
29,899		5.500%, due 06/01/15	31,743	0.0
35,149		5.500%, due 04/01/16	37,372	0.0
121,669		5.500%, due 11/01/16	129,270	0.0
47,122		5.500%, due 01/01/17	50,411	0.0
21,648		5.500%, due 01/01/17	23,169	0.0
75,275		5.500%, due 02/01/17	79,991	0.0
72,103		5.500%, due 10/01/17	76,752	0.0
173,368		5.500%, due 11/01/17	185,631	0.0
33,651		5.500%, due 11/01/17	35,820	0.0
1,322		5.500%, due 02/01/18	1,405	0.0
35,135		5.500%, due 09/01/18	37,633	0.0
113,193		5.500%, due 07/01/20	121,139	0.0
3,635		5.500%, due 04/01/21	3,978	0.0
15,183		5.500%, due 10/01/21	16,165	0.0
799,341		5.500%, due 11/01/21	874,717	0.0
17,316		5.500%, due 11/01/21	18,432	0.0
185,954		5.500%, due 11/01/21	203,503	0.0
510,564		5.500%, due 12/01/21	560,571	0.0
368,609		5.500%, due 12/01/21	392,616	0.0
396,630		5.500%, due 12/01/21	422,204	0.0
17,535		5.500%, due 01/01/22	19,233	0.0
107,852		5.500%, due 01/01/22	114,850	0.0
15,453		5.500%, due 01/01/22	16,885	0.0
99,332		5.500%, due 02/01/22	108,693	0.0
6,451		5.500%, due 04/01/22	7,087	0.0
76,271		5.500%, due 06/01/22	83,674	0.0
83,599		5.500%, due 06/01/22	91,462	0.0
10,577		5.500%, due 07/01/22	11,621	0.0
111,150		5.500%, due 07/01/22	122,133	0.0
3,046		5.500%, due 07/01/22	3,245	0.0
12,816		5.500%, due 08/01/22	13,649	0.0
172,415		5.500%, due 09/01/22	189,445	0.0
47,185		5.500%, due 09/01/22	51,849	0.0
275,085		5.500%, due 11/01/22	301,428	0.0
29,220		5.500%, due 01/01/23	32,108	0.0
31,529		5.500%, due 01/01/23	33,583	0.0
28,910		5.500%, due 02/01/23	31,637	0.0
26,536		5.500%, due 03/01/23	28,269	0.0
14,399		5.500%, due 04/01/23	15,821	0.0
39,523		5.500%, due 06/01/23	43,363	0.0
135,711		5.500%, due 08/01/23	149,144	0.0
23,935		5.500%, due 08/01/23	26,297	0.0
53,472		5.500%, due 08/01/23	58,538	0.0
9,260		5.500%, due 08/01/23	9,862	0.0
136,041		5.500%, due 09/01/23	149,509	0.0
100,176		5.500%, due 10/01/23	107,674	0.0
13,259		5.500%, due 11/01/23	14,549	0.0
219,591		5.500%, due 11/01/23	237,948	0.0
15,846		5.500%, due 11/01/23	16,881	0.0
254,662		5.500%, due 02/01/24	275,366	0.0
10,309		5.500%, due 03/01/24	11,022	0.0
212,754		5.500%, due 07/01/24	226,471	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: (continued)
16,597	5.500%, due 07/01/24	$17,683	0.0
480,757	5.500%, due 05/01/25	514,827	0.0
207,915	5.500%, due 08/01/25	221,654	0.0
11,268	5.500%, due 07/01/27	12,430	0.0
2,436	5.500%, due 08/01/27	2,687	0.0
338,488	5.500%, due 03/01/34	373,015	0.0
453,536	5.500%, due 04/01/34	499,735	0.0
165,605	5.500%, due 11/01/34	182,555	0.0
143,822	5.500%, due 12/01/34	158,630	0.0
2,106,527	5.500%, due 02/01/35	2,321,360	0.1
254,172	5.500%, due 05/01/35	280,318	0.0
351,791	5.500%, due 09/01/35	387,564	0.0
1,821,934	5.500%, due 09/01/35	2,006,952	0.1
450,785	5.500%, due 04/01/36	496,386	0.0
439,937	5.500%, due 04/01/36	484,068	0.0
99,902	5.500%, due 05/01/36	110,039	0.0
368,819	5.500%, due 06/01/36	406,453	0.0
1,005,907	5.500%, due 07/01/36	1,108,386	0.0
631,979	5.500%, due 11/01/36	695,428	0.0
995,083	5.500%, due 12/01/36	1,095,888	0.0
2,301,496	5.500%, due 12/01/36	2,532,771	0.1
182,937	5.500%, due 12/01/36	201,496	0.0
308,186	5.500%, due 01/01/37	339,459	0.0
282,231	5.500%, due 03/01/37	310,593	0.0
3,016,846	5.500%, due 03/01/37	3,318,377	0.1
1,500,655	5.500%, due 03/01/37	1,651,334	0.1
1,218,089	5.500%, due 08/01/37	1,341,470	0.1
4,355	5.500%, due 01/01/38	4,788	0.0
6,179	5.500%, due 01/01/38	6,794	0.0
13,930	5.500%, due 01/01/38	15,316	0.0
68,189	5.500%, due 03/01/38	74,975	0.0
119,320	5.500%, due 05/01/38	131,194	0.0
205,998	5.500%, due 06/01/38	226,636	0.0
997,693	5.500%, due 06/01/38	1,097,801	0.0
4,700,379	5.500%, due 09/01/38	5,171,147	0.1
1,277,392	5.500%, due 12/01/38	1,404,512	0.1
348,558	5.500%, due 06/01/39	383,316	0.0
85,319	5.500%, due 04/01/40	95,480	0.0
239,529	5.500%, due 05/01/40	263,749	0.0
423,705	5.500%, due 06/01/40	466,807	0.0
271,193	5.500%, due 06/01/40	298,859	0.0
43,583	5.500%, due 07/01/40	47,926	0.0
23,158	5.700%, due 07/01/36	25,547	0.0
181,786	5.700%, due 07/01/36	201,838	0.0
93,301	5.700%, due 08/01/36	102,974	0.0
22,732	5.700%, due 08/01/36	24,994	0.0
144,802	6.000%, due 10/01/18	156,439	0.0
31,601	6.000%, due 01/01/34	35,494	0.0
12,201	6.000%, due 07/01/34	13,545	0.0
199,680	6.000%, due 12/01/34	224,273	0.0
188,259	6.000%, due 05/01/35	211,593	0.0
225,898	6.000%, due 01/01/36	251,645	0.0
382,141	6.000%, due 01/01/36	423,251	0.0
88,977	6.000%, due 02/01/36	99,099	0.0
123,702	6.000%, due 03/01/36	137,531	0.0
43,075	6.000%, due 03/01/36	47,735	0.0
90,122	6.000%, due 04/01/36	100,317	0.0
52,113	6.000%, due 04/01/36	57,748	0.0
915,000	6.000%, due 04/18/36	1,001,905	0.0
294,268	6.000%, due 05/01/36	327,540	0.0
1,782	6.000%, due 06/01/36	1,979	0.0
45,883	6.000%, due 08/01/36	51,003	0.0
7,607	6.000%, due 08/01/36	8,438	0.0
284,482	6.000%, due 09/01/36	316,185	0.0
111,463	6.000%, due 09/01/36	123,515	0.0
113,591	6.000%, due 09/01/36	126,497	0.0
270,268	6.000%, due 09/01/36	300,652	0.0
88,539	6.000%, due 10/01/36	98,524	0.0
49,025	6.000%, due 10/01/36	54,478	0.0
1,330,550	6.000%, due 12/01/36	1,479,772	0.1
385,805	6.000%, due 12/01/36	427,971	0.0
123,302	6.000%, due 01/01/37	136,634	0.0
33,307	6.000%, due 02/01/37	36,998	0.0
11,807	6.000%, due 04/01/37	13,099	0.0
455,943	6.000%, due 07/01/37	505,930	0.0
98,635	6.000%, due 08/01/37	109,449	0.0
20,597	6.000%, due 08/01/37	22,823	0.0
17,329	6.000%, due 08/01/37	19,204	0.0
104,612	6.000%, due 09/01/37	115,944	0.0
214,060	6.000%, due 09/01/37	237,452	0.0
65,302	6.000%, due 09/01/37	72,505	0.0
21,337	6.000%, due 09/01/37	23,646	0.0
6,383	6.000%, due 09/01/37	7,073	0.0
106,347	6.000%, due 09/01/37	117,990	0.0
3,167	6.000%, due 09/01/37	3,510	0.0
6,291	6.000%, due 10/01/37	6,971	0.0
5,142	6.000%, due 10/01/37	5,703	0.0
21,434	6.000%, due 10/01/37	23,770	0.0
2,305	6.000%, due 10/01/37	2,554	0.0
188,378	6.000%, due 11/01/37	208,935	0.0
8,256	6.000%, due 11/01/37	9,148	0.0
248,519	6.000%, due 11/01/37	275,981	0.0
16,718	6.000%, due 11/01/37	18,525	0.0
55,633	6.000%, due 11/01/37	61,690	0.0
90,911	6.000%, due 11/01/37	100,740	0.0
91,925	6.000%, due 11/01/37	101,864	0.0
50,634	6.000%, due 12/01/37	56,112	0.0
130,234	6.000%, due 12/01/37	144,315	0.0
44,735	6.000%, due 12/01/37	49,590	0.0
331,100	6.000%, due 12/01/37	367,255	0.0
11,445	6.000%, due 01/01/38	12,663	0.0
63,551	6.000%, due 01/01/38	70,512	0.0
67,878	6.000%, due 01/01/38	75,222	0.0
249,023	6.000%, due 02/01/38	275,826	0.0
10,992	6.000%, due 02/01/38	12,181	0.0
30,254	6.000%, due 03/01/38	33,525	0.0
202,467	6.000%, due 03/01/38	224,357	0.0
101,993	6.000%, due 04/01/38	113,021	0.0
1,486,332	6.000%, due 04/01/38	1,651,933	0.1
125,367	6.000%, due 05/01/38	138,974	0.0
183,122	6.000%, due 05/01/38	203,624	0.0
10,459	6.000%, due 06/01/38	11,590	0.0
94,219	6.000%, due 07/01/38	104,486	0.0
217,331	6.000%, due 07/01/38	240,829	0.0
12,926	6.000%, due 08/01/38	14,325	0.0
4,131	6.000%, due 08/01/38	4,578	0.0
95,498	6.000%, due 09/01/38	105,834	0.0
51,720	6.000%, due 09/01/38	57,240	0.0
337,179	6.000%, due 09/01/38	373,055	0.0
6,366	6.000%, due 10/01/38	7,055	0.0
479,066	6.000%, due 10/01/38	531,224	0.0
430,520	6.000%, due 10/01/38	477,402	0.0
284,506	6.000%, due 10/01/38	315,267	0.0
31,958	6.000%, due 10/01/38	35,415	0.0
61,588	6.000%, due 05/01/39	68,247	0.0
3,133,441	6.000%, due 10/01/39	3,479,986	0.1
114,265	6.000%, due 11/01/39	126,902	0.0
33,813	6.500%, due 04/01/28	37,643	0.0
1,753	6.500%, due 04/01/30	1,990	0.0
39,600	6.500%, due 08/01/32	44,098	0.0
125,239	6.500%, due 02/01/34	139,697	0.0
19,391	6.500%, due 11/01/34	21,572	0.0
71,634	6.500%, due 01/01/36	80,887	0.0
95,106	6.500%, due 03/01/36	108,792	0.0
352,355	6.500%, due 04/01/36	392,026	0.0
8,012	6.500%, due 05/01/36	9,042	0.0
22,869	6.500%, due 06/01/36	25,459	0.0
6,411	6.500%, due 07/01/36	7,136	0.0
57,134	6.500%, due 07/01/36	64,183	0.0
512,700	6.500%, due 07/01/36	579,948	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: (continued)
12,673	6.500%, due 07/01/36	$14,309	0.0
279,845	6.500%, due 07/01/36	313,126	0.0
106,378	6.500%, due 07/01/36	118,415	0.0
7,890	6.500%, due 08/01/36	8,770	0.0
9,857	6.500%, due 08/01/36	10,968	0.0
65,501	6.500%, due 09/01/36	72,861	0.0
540,907	6.500%, due 09/01/36	601,840	0.0
23,776	6.500%, due 09/01/36	26,452	0.0
5,273	6.500%, due 09/01/36	5,983	0.0
18,074	6.500%, due 11/01/36	20,115	0.0
1,121	6.500%, due 11/01/36	1,249	0.0
6,313	6.500%, due 11/01/36	7,022	0.0
15,345	6.500%, due 12/01/36	17,098	0.0
10,708	6.500%, due 12/01/36	11,913	0.0
8,191	6.500%, due 12/01/36	9,115	0.0
2,293	6.500%, due 01/01/37	2,551	0.0
121,121	6.500%, due 01/01/37	134,714	0.0
104,486	6.500%, due 01/01/37	116,212	0.0
159,923	6.500%, due 01/01/37	182,835	0.0
97,720	6.500%, due 02/01/37	111,763	0.0
1,230	6.500%, due 03/01/37	1,368	0.0
269,102	6.500%, due 03/01/37	299,425	0.0
71,536	6.500%, due 03/01/37	81,670	0.0
288,147	6.500%, due 03/01/37	320,483	0.0
36,638	6.500%, due 03/01/37	40,750	0.0
18,425	6.500%, due 04/01/37	21,286	0.0
3,905	6.500%, due 04/01/37	4,344	0.0
166,117	6.500%, due 04/01/37	184,780	0.0
6,151	6.500%, due 07/01/37	6,881	0.0
13,476	6.500%, due 08/01/37	15,398	0.0
17,894	6.500%, due 08/01/37	19,902	0.0
16,605	6.500%, due 08/01/37	18,468	0.0
81,343	6.500%, due 09/01/37	90,473	0.0
6,577	6.500%, due 09/01/37	7,316	0.0
222,777	6.500%, due 09/01/37	247,561	0.0
3,294	6.500%, due 09/01/37	3,664	0.0
40,140	6.500%, due 09/01/37	45,187	0.0
10,784	6.500%, due 09/01/37	11,994	0.0
1,753	6.500%, due 09/01/37	1,950	0.0
607,223	6.500%, due 09/01/37	675,367	0.0
5,876	6.500%, due 10/01/37	6,536	0.0
12,320	6.500%, due 10/01/37	13,710	0.0
23,918	6.500%, due 10/01/37	26,689	0.0
140,662	6.500%, due 10/01/37	156,447	0.0
89,877	6.500%, due 10/01/37	100,866	0.0
456,826	6.500%, due 11/01/37	518,223	0.0
64,550	6.500%, due 12/01/37	71,794	0.0
71,870	6.500%, due 12/01/37	79,935	0.0
3,757	6.500%, due 12/01/37	4,184	0.0
1,652	6.500%, due 12/01/37	1,838	0.0
434,111	6.500%, due 12/01/37	482,828	0.0
3,234	6.500%, due 12/01/37	3,599	0.0
1,551	6.500%, due 12/01/37	1,726	0.0
15,305	6.500%, due 12/01/37	17,030	0.0
1,852	6.500%, due 01/01/38	2,060	0.0
3,111	6.500%, due 01/01/38	3,460	0.0
89,782	6.500%, due 01/01/38	99,858	0.0
85,000	6.500%, due 01/01/38	95,159	0.0
690,492	6.500%, due 02/01/38	789,520	0.0
263,269	6.500%, due 03/01/38	292,813	0.0
271,261	6.500%, due 04/01/38	301,702	0.0
19,130	6.500%, due 05/01/38	21,249	0.0
1,743	6.500%, due 06/01/38	1,940	0.0
141,861	6.500%, due 08/01/38	157,947	0.0
410,424	6.500%, due 08/01/38	456,505	0.0
729,059	6.500%, due 08/01/38	811,341	0.0
39,342	6.500%, due 09/01/38	43,805	0.0
30,404	6.500%, due 09/01/38	33,785	0.0
172,071	6.500%, due 09/01/38	192,125	0.0
20,060	6.500%, due 10/01/38	22,305	0.0
253,885	6.500%, due 10/01/38	282,598	0.0
100,262	6.500%, due 10/01/38	111,513	0.0
1,158,848	6.500%, due 10/01/38	1,289,597	0.0
234,977	6.500%, due 11/01/38	263,062	0.0
154,566	6.500%, due 01/01/39	172,351	0.0
6,603	6.500%, due 01/01/39	7,395	0.0
134,492	6.500%, due 03/01/39	151,265	0.0
26,303	6.500%, due 08/01/39	29,290	0.0
5,989	6.500%, due 09/01/39	6,685	0.0
805,000	6.625%, due 11/15/30	1,047,361	0.0
3,430,000	7.125%, due 01/15/30	4,650,860	0.1
1,560,000	7.250%, due 05/15/30	2,141,905	0.1
		789,434,381	19.7

	Government National Mortgage Association: 7.1%
19,067,233	2.500%, due 02/20/41	19,638,147	0.5
39,961,000	3.000%, due 01/15/43	38,621,683	1.0
58,574,000	3.500%, due 10/20/41	59,107,117	1.5
6,569,507	3.500%, due 01/20/43	6,639,879	0.2
20,000,000	4.000%, due 09/20/40	20,800,782	0.5
2,299,307	4.000%, due 12/20/40	2,395,777	0.1
11,281,847	4.000%, due 12/20/41	11,750,033	0.3
8,150,326	4.000%, due 01/20/42	8,488,083	0.2
5,210,268	4.000%, due 08/20/42	5,426,780	0.1
8,145,799	4.000%, due 10/20/42	8,484,259	0.2
4,018,897	4.500%, due 07/20/40	4,310,818	0.1
4,033,029	4.500%, due 02/20/41	4,330,696	0.1
4,791,484	4.500%, due 05/20/41	5,139,474	0.1
1,500,000	4.500%, due 06/20/41	1,604,180	0.0
5,403,665	4.500%, due 06/20/41	5,787,981	0.1
9,834,263	4.500%, due 07/20/41	10,533,455	0.3
3,914,773	4.500%, due 09/20/41	4,193,304	0.1
9,457,273	4.500%, due 10/20/41	10,153,470	0.3
8,829,574	4.500%, due 12/20/41	9,448,966	0.2
51,367	5.000%, due 10/15/37	56,004	0.0
4,962	5.000%, due 04/15/38	5,394	0.0
274,612	5.000%, due 03/15/39	298,173	0.0
360,878	5.000%, due 08/15/39	392,261	0.0
4,135,300	5.000%, due 09/15/39	4,494,700	0.1
3,773,223	5.000%, due 09/15/39	4,098,450	0.1
2,902,254	5.000%, due 02/15/40	3,164,758	0.1
3,299,630	5.000%, due 04/15/40	3,595,603	0.1
4,872,074	5.000%, due 06/15/40	5,309,403	0.1
348,816	5.000%, due 07/15/40	380,110	0.0
3,322,938	5.000%, due 04/15/42	3,611,928	0.1
3,268,603	5.000%, due 04/20/42	3,546,520	0.1
150,848	5.500%, due 07/20/38	166,359	0.0
1,814,446	5.500%, due 09/20/39	2,000,642	0.1
117,937	5.500%, due 10/20/39	130,907	0.0
2,988,187	5.500%, due 11/20/39	3,294,822	0.1
64,079	5.500%, due 11/20/39	70,914	0.0
40,284	5.500%, due 12/20/40	44,409	0.0
120,939	5.500%, due 01/20/41	133,691	0.0
419,368	5.500%, due 03/20/41	462,611	0.0
1,294,394	5.500%, due 04/20/41	1,432,433	0.0
2,261,181	5.500%, due 05/20/41	2,502,241	0.1
2,102,617	5.500%, due 06/20/41	2,318,836	0.1
63,770	6.000%, due 10/15/36	71,120	0.0
167,816	6.000%, due 08/15/37	186,969	0.0
277,296	6.000%, due 11/15/37	309,025	0.0
37,089	6.000%, due 12/15/37	41,294	0.0
147,417	6.000%, due 01/15/38	164,191	0.0
175,196	6.000%, due 01/15/38	195,188	0.0
112,439	6.000%, due 02/15/38	125,609	0.0
536,843	6.000%, due 02/15/38	597,726	0.0
4,097	6.000%, due 02/15/38	4,562	0.0
8,252	6.000%, due 04/15/38	9,332	0.0
725,688	6.000%, due 05/15/38	807,780	0.0
1,113,288	6.000%, due 05/15/38	1,238,079	0.0

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
158,240		6.000%, due 07/15/38	$175,977	0.0
198,615		6.000%, due 09/15/38	221,205	0.0
245,653		6.000%, due 11/15/38	273,824	0.0
3,023,811		6.000%, due 08/20/40	3,408,337	0.1
21,879		7.000%, due 12/15/37	24,961	0.0
			286,221,232	7.1

		Other U.S. Agency Obligations: 0.7%
22,990,000		1.100%, due 11/06/18	21,996,441	0.5
1,500,000		1.875%, due 08/15/22	1,337,525	0.0
75,000		5.125%, due 08/25/16	83,834	0.0
10,000		6.150%, due 01/15/38	11,898	0.0
5,000,000		7.125%, due 05/01/30	6,539,280	0.2
			29,968,978	0.7

		Total U.S. Government Agency Obligations (Cost $1,369,405,131)	1,368,055,939	34.1

FOREIGN GOVERNMENT BONDS: 3.8%
5,100,000		Asian Development Bank, 2.625%, 02/09/15	5,232,549	0.1
3,000,000		Colombia Government International Bond, 4.000%, 02/26/24	2,899,500	0.1
1,950,000		Colombia Government International Bond, 7.375%, 09/18/37	2,411,175	0.1
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/22	2,945,508	0.1
7,000,000	L	European Investment Bank, 2.375%, 03/14/14	7,030,310	0.2
2,000,000		European Investment Bank, 4.000%, 02/16/21	2,163,662	0.0
3,775,000		Export-Import Bank of Korea, 3.750%, 10/20/16	4,017,925	0.1
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	11,116,105	0.3
1,000,000		Inter-American Development Bank, 3.200%, 08/07/42	787,788	0.0
6,040,000		Inter-American Development Bank, 3.000%, 04/22/14	6,091,153	0.1
3,695,000		International Finance Corp., 2.250%, 04/11/16	3,828,552	0.1
8,295,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14	8,330,445	0.2
3,700,000		Japan Finance Corp., 2.500%, 05/18/16	3,850,146	0.1
3,810,000		Korea Development Bank, 3.250%, 03/09/16	3,976,379	0.1
10,000,000		KFW, 2.625%, 01/25/22	9,760,300	0.2
3,285,000		Landwirtschaftliche Rentenbank, 3.125%, 07/15/15	3,423,052	0.1
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	10,947,500	0.3
2,710,000		Nordic Investment Bank, 5.000%, 02/01/17	3,046,108	0.1
3,695,000		Oesterreichische Kontrollbank AG, 4.875%, 02/16/16	4,020,507	0.1
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	1,956,400	0.0
2,000,000		Pemex Project Funding Master Trust, 6.625%, 06/15/38	2,070,000	0.0
4,000,000		Peru Government International Bond, 6.550%, 03/14/37	4,620,000	0.1
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	188,131	0.0
3,680,000		Petroleos Mexicanos, 6.000%, 03/05/20	4,106,880	0.1
4,000,000		Philippine Government International Bond, 6.375%, 01/15/32	4,710,000	0.1
3,405,000		Poland Government International Bond, 5.125%, 04/21/21	3,707,194	0.1
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,640,033	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,605,889	0.4
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,675,825	0.2
3,140,000		South Africa Government Bond, 5.500%, 03/09/20	3,359,800	0.1
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	3,007,500	0.1

		Total Foreign Government Bonds (Cost $155,408,331)	153,526,316	3.8

		Total Long-Term Investments (Cost $4,135,015,550)	4,140,827,737	103.2

SHORT-TERM INVESTMENTS: 8.3%
		Commercial Paper: 8.1%
25,000,000		Comcast Corp., 0.250%, 01/17/14	24,997,049	0.6
45,950,000		Concord Minutemen Capital, 0.400%, 01/03/14	45,948,486	1.1
8,000,000		Crown Point, 0.180%, 01/06/14	7,999,756	0.2
28,730,000		Crown Point, 0.190%, 01/03/14	28,729,548	0.7
5,895,000		Devon Energy Corp., 0.260%, 02/14/14	5,893,086	0.1
2,500,000		Devon Energy Corp., 0.270%, 01/29/14	2,499,453	0.1
16,500,000		Dominion Resources Inc., 0.280%, 01/30/14	16,496,186	0.4
8,300,000		General Mls Inc., 0.150%, 01/17/14	8,299,412	0.2

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
16,700,000	General Mls Inc., 0.280%, 01/06/14	$16,699,211	0.5
360,000	Jupiter Securitization Company, 0.180%, 01/07/14	359,988	0.0
25,000,000	Jupiter Securitization Company, 0.310%, 06/13/14	24,974,000	0.7
15,000,000	Jupiter Securitization Company, 0.250%, 07/01/14	14,980,950	0.4
20,000,000	Kinder Morgan Energy Partners LP, 0.260%, 01/17/14	19,997,544	0.5
15,000,000	Mondelez Int. Inc., 0.240%, 01/27/14	14,997,276	0.4
25,000,000	Pacific Gas and Electric, 0.200%, 01/08/14	24,998,889	0.6
1,500,000	Potash Corp., 0.240%, 01/15/14	1,499,850	0.0
3,000,000	Thunder Bay Funding LLC, 0.200%, 04/01/14	2,998,470	0.1
1,247,000	United Healthcare Corp., 0.140%, 01/10/14	1,246,952	0.0
8,500,000	Virginia Electirc, 0.280%, 01/30/14	8,498,035	0.2
7,000,000	Vodafone Group PLC, 0.480%, 04/17/14	6,993,280	0.2
500,000	Vodafone Group PLC, 0.660%, 01/28/14	499,892	0.0
17,500,000	Vodafone Group PLC, 0.280%, 03/14/14	17,490,025	0.5
25,000,000	VW Credit Inc., 0.260%, 01/30/14	24,994,583	0.6
		322,091,921	8.1

	Securities Lending Collateralcc(1): 0.2%
2,083,850	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,083,852, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,125,527, due 12/15/15-08/15/53)	2,083,850	0.1
2,083,850	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,083,853, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,125,527, due 04/30/15-03/01/48)	2,083,850	0.0
2,083,850	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,083,853, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,125,528, due 01/24/14-02/01/47)	2,083,850	0.0
2,083,850	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,083,851, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,125,527, due 06/01/17-09/01/44)	2,083,850	0.1
438,697	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $438,697, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $447,471, due 01/23/14-08/15/23)	438,697	0.0
		8,774,097	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
823,716	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $823,716)	823,716	0.0

	Total Short-Term Investments (Cost $331,675,005)	331,689,734	8.3

	Total Investments in Securities (Cost $4,466,690,555)	$4,472,517,471	111.5
	Liabilities in Excess of Other Assets	(461,660,735)	(11.5)
	Net Assets	$4,010,856,736	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $4,470,536,753.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,173,307
Gross Unrealized Depreciation	(60,192,589)
Net Unrealized Appreciation	$1,980,718

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 12.6%
141,731		ADT Corp.	$5,735,854	0.8
8,149	@	Amazon.com, Inc.	3,249,740	0.4
148,502		Best Buy Co., Inc.	5,922,260	0.8
217,021		Comcast Corp. — Class A	11,277,496	1.5
36,960	@	Discovery Communications, Inc.—Class A	3,341,923	0.5
76,729		GameStop Corp.	3,779,671	0.5
110,723		Gap, Inc.	4,327,055	0.6
129,677		Home Depot, Inc.	10,677,604	1.4
117,051		Macy’s, Inc.	6,250,523	0.8
15,813		McDonald’s Corp.	1,534,335	0.2
39,739	@	Michael Kors Holdings Ltd.	3,226,409	0.4
70,613		Nike, Inc.	5,553,006	0.8
170,387		Staples, Inc.	2,707,450	0.4
68,022		Starbucks Corp.	5,332,245	0.7
56,975		Viacom—Class B	4,976,197	0.7
145,593		Walt Disney Co.	11,123,305	1.5
55,502		Wyndham Worldwide Corp.	4,089,942	0.6
			93,105,015	12.6

		Consumer Staples: 9.2%
184,202		Altria Group, Inc.	7,071,515	1.0
52,508		Archer-Daniels-Midland Co.	2,278,847	0.3
78,972		Coca-Cola Co.	3,262,333	0.4
131,290		Coca-Cola Enterprises, Inc.	5,793,828	0.8
129,440		CVS Caremark Corp.	9,264,021	1.2
123,513		Kraft Foods Group, Inc.	6,659,821	0.9
85,426		Kroger Co.	3,376,890	0.5
56,502		Lorillard, Inc.	2,863,521	0.4
48,045		Mead Johnson Nutrition Co.	4,024,249	0.5
33,418		PepsiCo, Inc.	2,771,689	0.4
30,138		Philip Morris International, Inc.	2,625,924	0.3
79,149		Procter & Gamble Co.	6,443,520	0.9
95,670		Tyson Foods, Inc.	3,201,118	0.4
25,369		Wal-Mart Stores, Inc.	1,996,287	0.3
113,175		Whole Foods Market, Inc.	6,544,910	0.9
			68,178,473	9.2

		Energy: 11.1%
60,528		Anadarko Petroleum Corp.	4,801,081	0.7
160,141		Cabot Oil & Gas Corp.	6,207,065	0.8
56,312		Chevron Corp.	7,033,932	1.0
46,739		ConocoPhillips	3,302,110	0.5
44,511		EOG Resources, Inc.	7,470,726	1.0
248,107		ExxonMobil Corp.	25,108,429	3.4
56,928	@	FMC Technologies, Inc.	2,972,211	0.4
136,934		Halliburton Co.	6,949,401	0.9
95,531		Marathon Oil Corp.	3,372,244	0.5
93,571		Occidental Petroleum Corp.	8,898,602	1.2
17,911		Schlumberger Ltd.	1,613,960	0.2
162,829		Statoil ASA ADR	3,929,064	0.5
			81,658,825	11.1

		Financials: 15.7%
54,027		Ameriprise Financial, Inc.	6,215,806	0.8
241,002		Bank of America Corp.	3,752,401	0.5
49,052	@	Berkshire Hathaway, Inc.	5,815,605	0.8
94,480		Blackstone Group LP	2,976,120	0.4
204,534		Citigroup, Inc.	10,658,267	1.5
108,923		Comerica, Inc.	5,178,200	0.7
84,537		Discover Financial Services	4,729,845	0.6
40,362		Extra Space Storage, Inc.	1,700,451	0.2
301,059		Fifth Third Bancorp.	6,331,271	0.9
309,833		Host Hotels & Resorts, Inc.	6,023,154	0.8
53,603	@	Invesco Ltd.	1,951,149	0.3
260,709		JPMorgan Chase & Co.	15,246,262	2.1
115,767		Lincoln National Corp.	5,975,893	0.8
153,539		ProLogis, Inc.	5,673,266	0.8
71,987		Prudential Financial, Inc.	6,638,641	0.9
195,448		Regions Financial Corp.	1,932,981	0.3
75,885		Travelers Cos., Inc.	6,870,628	0.9
123,037		UnumProvident Corp.	4,316,138	0.6
55,184		Weingarten Realty Investors	1,513,145	0.2
147,231		Wells Fargo & Co.	6,684,287	0.9
170,611	@	XL Group PLC	5,432,254	0.7
			115,615,764	15.7

		Health Care: 14.0%
27,795		AbbVie, Inc.	1,467,854	0.2
15,710	@	Actavis PLC	2,639,280	0.4
39,447		Aetna, Inc.	2,705,670	0.4
50,196		Agilent Technologies, Inc.	2,870,709	0.4
16,124		Amgen, Inc.	1,840,716	0.2
69,487		Cardinal Health, Inc.	4,642,426	0.6
48,248	@	Celgene Corp.	8,151,982	1.1
56,354		Cigna Corp.	4,929,848	0.7
39,543	@	Express Scripts Holding Co.	2,777,500	0.4
141,717	@	Gilead Sciences, Inc.	10,650,032	1.4
160,959		Johnson & Johnson	14,742,235	2.0
43,555		McKesson Corp.	7,029,777	1.0
88,536		Medtronic, Inc.	5,081,081	0.7
56,519		Merck & Co., Inc.	2,828,776	0.4
95,585	@	Mylan Laboratories	4,148,389	0.6
420,674		Pfizer, Inc.	12,885,245	1.7
118,077		UnitedHealth Group, Inc.	8,891,198	1.2
51,984		WellPoint, Inc.	4,802,802	0.6
			103,085,520	14.0

		Industrials: 9.1%
11,597		3M Co.	1,626,479	0.2
93,062		Ametek, Inc.	4,901,576	0.7
70,735		Boeing Co.	9,654,620	1.3
48,395		Danaher Corp.	3,736,094	0.5
30,229		FedEx Corp.	4,346,023	0.6
69,913		General Dynamics Corp.	6,680,187	0.9

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
318,432		General Electric Co.	$8,925,649	1.2
67,715	@	Ingersoll-Rand PLC—Class A	4,171,244	0.6
41,702		Northrop Grumman Corp.	4,779,466	0.6
30,389		Roper Industries, Inc.	4,214,347	0.6
214,233		Southwest Airlines Co.	4,036,150	0.5
51,936		Union Pacific Corp.	8,725,248	1.2
14,376		United Technologies Corp.	1,635,989	0.2
			67,433,072	9.1

		Information Technology: 18.0%
49,272		Apple, Inc.	27,647,012	3.7
394,582		Cisco Systems, Inc.	8,858,366	1.2
24,535	@	Citrix Systems, Inc.	1,551,839	0.2
310,550		EMC Corp.	7,810,333	1.1
39,742	@	Facebook, Inc.	2,172,298	0.3
16,569	@	Google, Inc. — Class A	18,569,044	2.5
137,879		Hewlett-Packard Co.	3,857,854	0.5
25,633		International Business Machines Corp.	4,807,982	0.7
423,025		Intel Corp.	10,981,729	1.5
69,045		Intuit, Inc.	5,269,514	0.7
35,643		KLA-Tencor Corp.	2,297,548	0.3
1,764		Mastercard, Inc.	1,473,751	0.2
239,691		Microsoft Corp.	8,971,634	1.2
149,725		NetApp, Inc.	6,159,687	0.8
300,176		Oracle Corp.	11,484,734	1.6
26,837		Qualcomm, Inc.	1,992,647	0.3
6,649		Visa, Inc.	1,480,599	0.2
63,276		Western Digital Corp.	5,308,856	0.7
54,613		Xilinx, Inc.	2,507,829	0.3
			133,203,256	18.0

		Materials: 3.7%
11,835		CF Industries Holdings, Inc.	2,758,028	0.4
80,964		Dow Chemical Co.	3,594,802	0.5
131,408		International Paper Co.	6,442,934	0.9
36,817	@	LyondellBasell Industries NV—Class A	2,955,669	0.4
70,548		Monsanto Co.	8,222,369	1.1
63,852		Nucor Corp.	3,408,420	0.4
			27,382,222	3.7

		Telecommunication Services: 2.0%
130,327		AT&T, Inc.	4,582,297	0.6
205,715		Verizon Communications, Inc.	10,108,835	1.4
			14,691,132	2.0

		Utilities: 3.2%
243,622		CenterPoint Energy, Inc.	5,647,158	0.8
90,397		DTE Energy Co.	6,001,457	0.8
121,322		Edison International	5,617,208	0.8
28,766		Entergy Corp.	1,820,025	0.2
118,486		Great Plains Energy, Inc.	2,872,101	0.4
29,737		Pinnacle West Capital Corp.	1,573,682	0.2
			23,531,631	3.2
		Total Common Stock (Cost $596,298,530)	727,884,910	98.6

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
8,462,715		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $8,462,715)	8,462,715	1.1

		Total Short-Term Investments (Cost $8,462,715)	8,462,715	1.1
		Total Investments in Securities (Cost $604,761,245)	$736,347,625	99.7
		Assets in Excess of Other Liabilities	2,027,456	0.3
		Net Assets	$738,375,081	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $606,178,699.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,474,427
Gross Unrealized Depreciation	(3,305,501)
Net Unrealized Appreciation	$130,168,926

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 13.3%
70,604		ADT Corp.	$2,857,344	0.4
7,273		Advance Auto Parts, Inc.	804,976	0.1
65,318		American Eagle Outfitters	940,579	0.1
67,801	@	ANN, Inc.	2,478,805	0.4
83,795	@	Bally Technologies, Inc.	6,573,718	0.9
106,647		Best Buy Co., Inc.	4,253,082	0.6
139,324		Brinker International, Inc.	6,456,274	0.9
124,702		Cheesecake Factory	6,019,365	0.8
94,933		Cinemark Holdings, Inc.	3,164,117	0.4
13,134	@	Deckers Outdoor Corp.	1,109,298	0.2
49,203	@	Delphi Automotive PLC	2,958,576	0.4
57,062		DineEquity, Inc.	4,767,530	0.7
40,613		Foot Locker, Inc.	1,683,003	0.2
118,157		Gentex Corp.	3,897,999	0.5
34,440		Guess?, Inc.	1,070,051	0.2
61,933		Hanesbrands, Inc.	4,352,032	0.6
121,465	@	Life Time Fitness, Inc.	5,708,855	0.8
291,777	@	LKQ Corp.	9,599,463	1.3
61,615		Newell Rubbermaid, Inc.	1,996,942	0.3
608,643	@	Office Depot, Inc.	3,219,721	0.5
60,579		Polaris Industries, Inc.	8,822,726	1.2
230,385	@	Scientific Games Corp.	3,900,418	0.5
41,398		Sotheby’s	2,202,374	0.3
27,905		Thor Industries, Inc.	1,541,193	0.2
26,678		Tractor Supply Co.	2,069,679	0.3
30,166		Tupperware Corp.	2,851,592	0.4
7,698	@	Ulta Salon Cosmetics & Fragrance, Inc.	743,011	0.1
			96,042,723	13.3

		Consumer Staples: 3.9%
18,975		Church & Dwight Co., Inc.	1,257,663	0.2
10,764		Coca-Cola Enterprises, Inc.	475,015	0.1
109,442		ConAgra Foods, Inc.	3,688,195	0.5
67,717		Energizer Holdings, Inc.	7,329,688	1.0
277,946		Flowers Foods, Inc.	5,967,501	0.8
105,032	@,L	Green Mountain Coffee Roasters, Inc.	7,938,319	1.1
27,523		Universal Corp.	1,502,756	0.2
			28,159,137	3.9

		Energy: 5.1%
179,653	@,L	Bill Barrett Corp.	4,811,107	0.7
46,920		Cimarex Energy Co.	4,922,377	0.7
50,447		HollyFrontier Corp.	2,506,712	0.3
22,400		Oceaneering International, Inc.	1,766,912	0.2
149,588		Patterson-UTI Energy, Inc.	3,787,568	0.5
43,899	@	Rosetta Resources, Inc.	2,108,908	0.3
80,812	@	Rowan Companies PLC	2,857,512	0.4
32,388		SM Energy Co.	2,691,767	0.4
232,430		Superior Energy Services	6,184,962	0.9
100,974	@	Unit Corp.	5,212,278	0.7
			36,850,103	5.1

		Financials: 23.2%
49,279	@	Affiliated Managers Group, Inc.	10,687,629	1.5
1,019	@	Alleghany Corp.	407,559	0.1
164,224		American Campus Communities, Inc.	5,289,655	0.7
26,312		American Financial Group, Inc.	1,518,729	0.2
221,672		Apollo Investment Corp.	1,879,779	0.3
152,178		Arthur J. Gallagher & Co.	7,141,714	1.0
192,562		Brixmor Property Group, Inc.	3,914,785	0.5
55,650		Carlyle Group L.P.	1,982,253	0.3
56,540		CIT Group, Inc.	2,947,430	0.4
77,148		Comerica, Inc.	3,667,616	0.5
48,969		Corrections Corp. of America	1,570,436	0.2
245,621		DDR Corp.	3,775,195	0.5
47,695		East-West Bancorp., Inc.	1,667,894	0.2
45,391	@	Everest Re Group Ltd.	7,075,095	1.0
107,193		Extra Space Storage, Inc.	4,516,041	0.6
4,692		Federal Realty Investment Trust	475,816	0.1
182,416		Fidelity National Financial, Inc.	5,919,399	0.8
225,629		First American Financial Corp.	6,362,738	0.9
65,763		First Republic Bank	3,442,693	0.5
231,344		FirstMerit Corp.	5,142,777	0.7
31,313		HCC Insurance Holdings, Inc.	1,444,782	0.2
50,307		Home Properties, Inc.	2,697,461	0.4
227,697		Host Hotels & Resorts, Inc.	4,426,430	0.6
8,782		IntercontinentalExchange Group, Inc.	1,975,247	0.3
103,514	@	Invesco Ltd.	3,767,910	0.5
61,582		Jones Lang LaSalle, Inc.	6,305,381	0.9
95,330		Mid-America Apartment Communities, Inc.	5,790,344	0.8
167,531	L	National Retail Properties, Inc.	5,081,215	0.7
47,875		New York Community Bancorp., Inc.	806,694	0.1
86,482		Primerica, Inc.	3,710,943	0.5
34,964		ProAssurance Corp.	1,695,055	0.2
91,894		Prosperity Bancshares, Inc.	5,825,161	0.8
37,499		Protective Life Corp.	1,899,699	0.3
25,783		Raymond James Financial, Inc.	1,345,615	0.2
24,368		Realty Income Corp.	909,657	0.1
36,072		Reinsurance Group of America, Inc.	2,792,334	0.4
68,706	@	Signature Bank	7,380,399	1.0
84,961		SL Green Realty Corp.	7,848,697	1.1
67,247	@	SVB Financial Group	7,051,520	1.0
1,697,079		Synovus Financial Corp.	6,109,484	0.8
11,376		Waddell & Reed Financial, Inc.	740,805	0.1
181,962		Webster Financial Corp.	5,673,575	0.8
98,999	@	XL Group PLC	3,152,128	0.4
			167,815,769	23.2

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 9.2%
9,161	@	Bio-Rad Laboratories, Inc.	$1,132,391	0.2
35,443	@	Community Health Systems, Inc.	1,391,847	0.2
61,414		Cooper Cos., Inc.	7,605,510	1.0
44,061	@	Cubist Pharmaceuticals, Inc.	3,034,481	0.4
68,222	@	Henry Schein, Inc.	7,795,046	1.1
70,280	@	Masimo Corp.	2,054,284	0.3
116,470	@	Mednax, Inc.	6,217,168	0.9
12,557	@	Mettler Toledo International, Inc.	3,046,203	0.4
130,173		Owens & Minor, Inc.	4,759,125	0.7
25,697	L	Resmed, Inc.	1,209,815	0.2
52,376	@	Salix Pharmaceuticals Ltd.	4,710,697	0.6
65,224		Steris Corp.	3,134,013	0.4
124,706	@	Thoratec Corp.	4,564,240	0.6
20,373	@	United Therapeutics Corp.	2,303,779	0.3
44,749		Universal Health Services, Inc.	3,636,304	0.5
87,057	@	WellCare Health Plans, Inc.	6,130,554	0.8
43,595		Zimmer Holdings, Inc.	4,062,618	0.6
			66,788,075	9.2

		Industrials: 15.6%
68,811		Acuity Brands, Inc.	7,522,418	1.0
94,474	@	Aecom Technology Corp.	2,780,370	0.4
80,716		Alaska Air Group, Inc.	5,922,133	0.8
105,032	@	BE Aerospace, Inc.	9,140,935	1.3
69,347		Clarcor, Inc.	4,462,479	0.6
101,525	@	Clean Harbors, Inc.	6,087,439	0.8
28,313		Corporate Executive Board Co.	2,192,276	0.3
26,186		Deluxe Corp.	1,366,647	0.2
46,891		Equifax, Inc.	3,239,699	0.5
62,952		Fluor Corp.	5,054,416	0.7
19,255		Fortune Brands Home & Security, Inc.	879,953	0.1
15,994	@	FTI Consulting, Inc.	657,993	0.1
108,097		General Cable Corp.	3,179,133	0.4
18,295	@	Genesee & Wyoming, Inc.	1,757,235	0.3
28,091		JB Hunt Transport Services, Inc.	2,171,434	0.3
505,462	@	JetBlue Airways Corp.	4,321,700	0.6
58,585		KAR Auction Services, Inc.	1,731,187	0.2
77,837		Mueller Water Products, Inc.	729,333	0.1
71,760		Nordson Corp.	5,331,768	0.7
89,061	@	Old Dominion Freight Line	4,722,014	0.7
89,264		Regal-Beloit Corp.	6,580,542	0.9
15,031		Roper Industries, Inc.	2,084,499	0.3
46,905		Towers Watson & Co.	5,985,547	0.8
113,891		Trinity Industries, Inc.	6,209,337	0.9
10,318		URS Corp.	546,751	0.1
11,773		Wabtec Corp.	874,381	0.1
169,506		Waste Connections, Inc.	7,395,547	1.0
36,902		Watts Water Technologies, Inc.	2,283,127	0.3
37,408		Werner Enterprises, Inc.	925,100	0.1
106,328		Woodward Governor Co.	4,849,620	0.7
62,206		Xylem, Inc.	2,152,328	0.3
			113,137,341	15.6

		Information Technology: 15.6%
8,642	@	3D Systems Corp.	803,101	0.1
92,948	@	Ansys, Inc.	8,105,066	1.1
241,023		Applied Materials, Inc.	4,263,697	0.6
23,781		Avnet, Inc.	1,048,980	0.1
163,049		Broadridge Financial Solutions ADR	6,443,696	0.9
61,955	@	Cadence Design Systems, Inc.	868,609	0.1
75,411	@	Commvault Systems, Inc.	5,646,776	0.8
12,543	@	Cree, Inc.	784,815	0.1
7,187	@	Equinix, Inc.	1,275,333	0.2
12,400	@	F5 Networks, Inc.	1,126,664	0.2
143,017	@	Fairchild Semiconductor International, Inc.	1,909,277	0.3
38,503		Fidelity National Information Services, Inc.	2,066,841	0.3
66,496	@	Gartner, Inc.	4,724,541	0.7
155,002	@	Informatica Corp.	6,432,583	0.9
230,636	@	Ingram Micro, Inc.	5,410,721	0.7
305,198	@	Integrated Device Technology, Inc.	3,109,968	0.4
111,209	@	International Rectifier Corp.	2,899,219	0.4
14,952		Jack Henry & Associates, Inc.	885,308	0.1
37,834		KLA-Tencor Corp.	2,438,780	0.3
42,225		Lexmark International, Inc.	1,499,832	0.2
124,622	@	Micros Systems, Inc.	7,149,564	1.0
19,011		National Instruments Corp.	608,732	0.1
30,801		NetApp, Inc.	1,267,153	0.2
34,275	@	NeuStar, Inc.	1,708,951	0.2
32,536		Plantronics, Inc.	1,511,297	0.2
486,842	@	Polycom, Inc.	5,467,236	0.8
175,913	@	PTC, Inc.	6,225,561	0.9
247,434	@	Riverbed Technolgoy, Inc.	4,473,607	0.6
117,236	@	Semtech Corp.	2,963,726	0.4
93,268	@	Skyworks Solutions, Inc.	2,663,734	0.4
21,358	@	Synopsys, Inc.	866,494	0.1
250,776	@	TIBCO Software, Inc.	5,637,444	0.8
43,496	@	Trimble Navigation Ltd.	1,509,311	0.2
156,252	@	Vantiv, Inc.	5,095,378	0.7
66,772	@	Vishay Intertechnology, Inc.	885,397	0.1
10,936	@	WEX, Inc.	1,082,992	0.2
34,376		Xilinx, Inc.	1,578,546	0.2
			112,438,930	15.6

		Materials: 8.0%
91,692		Albemarle Corp.	5,812,356	0.8
19,295		Cabot Corp.	991,763	0.1
305,213		Commercial Metals Co.	6,204,980	0.9
4,810		Compass Minerals International, Inc.	385,041	0.0
66,810		Domtar Corp.	6,302,855	0.9
35,101		Greif, Inc.—Class A	1,839,292	0.3
226,969	@	Louisiana-Pacific Corp.	4,201,196	0.6
100,635		Minerals Technologies, Inc.	6,045,145	0.8
123,193		Packaging Corp. of America	7,795,653	1.1

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
40,121	Rock-Tenn Co.	$4,213,106	0.6
24,540	Royal Gold, Inc.	1,130,558	0.2
329,428	Steel Dynamics, Inc.	6,437,023	0.9
145,601	Worthington Industries	6,126,890	0.8
		57,485,858	8.0

	Utilities: 4.9%
117,263	CenterPoint Energy, Inc.	2,718,156	0.4
83,895	Cleco Corp.	3,911,185	0.5
68,541	DTE Energy Co.	4,550,437	0.6
83,292	Edison International	3,856,420	0.5
19,800	El Paso Electric Co.	695,178	0.1
89,659	Energen Corp.	6,343,374	0.9
40,061	Entergy Corp.	2,534,659	0.4
282,370	Great Plains Energy, Inc.	6,844,649	1.0
61,912	Idacorp, Inc.	3,209,518	0.4
35,916	PNM Resources, Inc.	866,294	0.1
		35,529,870	4.9
	Total Common Stock (Cost $575,008,484)	714,247,806	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.2%
3,763,821	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,763,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,839,097, due 12/15/15-08/15/53)	3,763,821	0.5
3,763,821	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,763,827, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,839,098, due 04/30/15-03/01/48)	3,763,821	0.6
3,763,821	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,763,827, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $3,839,099, due 01/24/14-02/01/47)	3,763,821	0.5
3,763,821	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,763,823, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $3,839,097, due 06/01/17-09/01/44)	3,763,821	0.5
792,371	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $792,371, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $808,219, due 01/23/14-08/15/23)	792,371	0.1
		15,847,655	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
4,472,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,472,608)	4,472,608	0.6

	Total Short-Term Investments (Cost $20,320,263)	20,320,263	2.8

	Total Investments in Securities (Cost $595,328,747)	$734,568,069	101.6
	Liabilities in Excess of Other Assets	(11,549,406)	(1.6)
	Net Assets	$723,018,663	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $597,445,190.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$144,922,183
Gross Unrealized Depreciation	(7,799,304)
Net Unrealized Appreciation	$137,122,879

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 17.1%
34,417		Arctic Cat, Inc.	$1,961,081	0.6
15,295	@	Bally Technologies, Inc.	1,199,893	0.3
33,133		Big 5 Sporting Goods Corp.	656,696	0.2
582	@	Biglari Holdings, Inc.	294,865	0.1
32,317		Brown Shoe Co., Inc.	909,400	0.3
13,139	L	Buckle, Inc.	690,586	0.2
99,279		Callaway Golf Co.	836,922	0.2
10,325		Capella Education Co.	685,993	0.2
9,831		Cato Corp.	312,626	0.1
25,750		Cheesecake Factory	1,242,953	0.4
40,393	@	Childrens Place Retail Stores, Inc.	2,301,189	0.7
48,280		Cinemark Holdings, Inc.	1,609,172	0.5
66,884		Dana Holding Corp.	1,312,264	0.4
64,476	@	Digital Generation, Inc.	822,069	0.2
28,372		DineEquity, Inc.	2,370,481	0.7
55,929	@	Express, Inc.	1,044,194	0.3
16,981	@	Fifth & Pacific Co., Inc.	544,581	0.2
90,281		Finish Line	2,543,216	0.7
16,217		Fred’s, Inc.	300,339	0.1
25,033		Gildan Activewear, Inc.	1,334,509	0.4
20,999		Harte-Hanks, Inc.	164,212	0.0
28,183	@	Helen of Troy Ltd.	1,395,340	0.4
36,050	@,L	Hibbett Sporting Goods, Inc.	2,422,921	0.7
57,986	@	Jack in the Box, Inc.	2,900,460	0.8
6,209	@	Kirkland’s, Inc.	146,967	0.0
96,111		La-Z-Boy, Inc.	2,979,441	0.9
22,127	@	Life Time Fitness, Inc.	1,039,969	0.3
38,562	@	Live Nation, Inc.	761,985	0.2
6,344	@	Lumber Liquidators	652,734	0.2
7,202	@	Marriott Vacations Worldwide Corp.	379,978	0.1
46,225		Monro Muffler, Inc.	2,605,241	0.7
20,727		Movado Group, Inc.	912,195	0.3
23,612	@,L	Outerwall, Inc.	1,588,379	0.5
58,578		Papa John’s International, Inc.	2,659,441	0.8
8,360	@	Perry Ellis International, Inc.	132,004	0.0
39,700		PetMed Express, Inc.	660,211	0.2
50,924		Pool Corp.	2,960,721	0.8
15,115	@	Red Robin Gourmet Burgers, Inc.	1,111,557	0.3
122,537	@	Ruby Tuesday, Inc.	849,181	0.2
38,791		Ruth’s Hospitality Group, Inc.	551,220	0.2
121,052	@,L	Smith & Wesson Holding Corp.	1,632,991	0.5
32,551		Standard Motor Products, Inc.	1,197,877	0.3
34,510	L	Sturm Ruger & Co., Inc.	2,522,336	0.7
10,000	@	Universal Electronics, Inc.	381,100	0.1
14,057		Vail Resorts, Inc.	1,057,508	0.3
21,517	@	VOXX International Corp.	359,334	0.1
64,210		Wolverine World Wide, Inc.	2,180,572	0.6
18,925	@	Zumiez, Inc.	492,050	0.1
			59,670,954	17.1

		Consumer Staples: 3.6%
30,724		Andersons, Inc.	2,739,659	0.8
5,923		Calavo Growers, Inc.	179,230	0.0
38,337		Casey’s General Stores, Inc.	2,693,174	0.8
27,295	@	Elizabeth Arden, Inc.	967,608	0.3
2,770		J&J Snack Foods Corp.	245,394	0.0
28,944	@	Medifast, Inc.	756,307	0.2
63,003		Pinnacle Foods, Inc.	1,730,063	0.5
23,508		Sanderson Farms, Inc.	1,700,334	0.5
14,308		Spartan Stores, Inc.	347,398	0.1
4,234	@	TreeHouse Foods, Inc.	291,807	0.1
12,697		WD-40 Co.	948,212	0.3
			12,599,186	3.6

		Energy: 4.6%
6,453	@	Basic Energy Services, Inc.	101,828	0.0
5,369		Bristow Group, Inc.	402,997	0.1
93,118	@,L	C&J Energy Services, Inc.	2,151,026	0.6
65,345	@	Carrizo Oil & Gas, Inc.	2,925,496	0.8
110,318	@	Cloud Peak Energy, Inc.	1,985,724	0.6
52,801	@	Energy XXI Bermuda Ltd.	1,428,795	0.4
17,138	@	EPL Oil & Gas, Inc.	488,433	0.1
1,732	@	Geospace Technologies Corp.	164,245	0.1
17,484		Green Plains Renewable Energy, Inc.	339,015	0.1
37,710	@	ION Geophysical Corp.	124,443	0.0
203,722	@	Key Energy Services, Inc.	1,609,404	0.5
19,734	@	Matrix Service Co.	482,891	0.1
105,865	@	Newpark Resources	1,301,081	0.4
27,520	@	Pioneer Energy Services Corp.	220,435	0.1
100,648	@,L	Swift Energy Co.	1,358,748	0.4
27,905	@	Tesco Corp.	551,961	0.2
40,769	@	Tetra Technologies, Inc.	503,905	0.1
			16,140,427	4.6

		Financials: 20.7%
4,583		Banner Corp.	205,410	0.1
58,752		Boston Private Financial Holdings, Inc.	741,450	0.2
58,345		Cash America International, Inc.	2,234,614	0.6
31,075		Cedar Shopping Centers, Inc.	194,530	0.1
52,933		Coresite Realty Corp.	1,703,913	0.5
78,160		CubeSmart	1,245,870	0.4
72,941		DCT Industrial Trust, Inc.	520,069	0.1
13,924	@	eHealth, Inc.	647,327	0.2
50,036	@	Encore Capital Group, Inc.	2,514,809	0.7
54,887		EPR Properties	2,698,245	0.8
33,898		Evercore Partners, Inc.	2,026,422	0.6
52,479		Financial Engines, Inc.	3,646,241	1.0

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
56,877		First American Financial Corp.	$1,603,931	0.5
75,968		First Commonwealth Financial Corp.	670,038	0.2
16,081		FXCM, Inc.	286,885	0.1
73,214		Geo Group, Inc.	2,358,955	0.7
31,081	L	HCI Group, Inc.	1,662,834	0.5
16,859	@	HFF, Inc.	452,664	0.1
15,239		Home Properties, Inc.	817,115	0.2
4,941		Horace Mann Educators Corp.	155,839	0.0
87,325		Inland Real Estate Corp.	918,659	0.3
14,338		Jones Lang LaSalle, Inc.	1,468,068	0.4
101,364		LaSalle Hotel Properties	3,128,093	0.9
11,289		Lexington Realty Trust	115,261	0.0
46,682		MarketAxess Holdings, Inc.	3,121,625	0.9
77,006		MB Financial Corp.	2,471,123	0.7
8,764		Medical Properties Trust, Inc.	107,096	0.0
34,089		Oritani Financial Corp.	547,129	0.2
23,906		Pinnacle Financial Partners, Inc.	777,662	0.2
56,139	@	Portfolio Recovery Associates, Inc.	2,966,385	0.8
16,924		Post Properties, Inc.	765,473	0.2
75,360		PrivateBancorp, Inc.	2,180,165	0.6
65,797		ProAssurance Corp.	3,189,839	0.9
14,447		Prospect Capital Corp.	162,095	0.0
65,609		Provident Financial Services, Inc.	1,267,566	0.4
37,219		Selective Insurance Group	1,007,146	0.3
18,382	@	Signature Bank	1,974,594	0.6
37,729		Sovran Self Storage, Inc.	2,458,799	0.7
58,194		Stewart Information Services Corp.	1,877,920	0.5
50,806	@	Stifel Financial Corp.	2,434,624	0.7
241,898		Susquehanna Bancshares, Inc.	3,105,970	0.9
17,982	@	SVB Financial Group	1,885,593	0.5
93,369		Tanger Factory Outlet Centers, Inc.	2,989,675	0.9
59,179		Webster Financial Corp.	1,845,201	0.5
57,995		Wintrust Financial Corp.	2,674,729	0.8
7,825	@,L	World Acceptance, Corp.	684,922	0.2
			72,512,573	20.7

		Health Care: 11.2%
64,011	@	Acorda Therapeutics, Inc.	1,869,121	0.5
27,392	@	Air Methods Corp.	1,597,775	0.5
24,873	@	Align Technology, Inc.	1,421,492	0.4
90,399	@	AMN Healthcare Services, Inc.	1,328,865	0.4
30,049	@	Amsurg Corp.	1,379,850	0.4
7,716		Analogic Corp.	683,329	0.2
71,049	@	Arqule, Inc.	152,755	0.0
4,081	@	Bio-Rad Laboratories, Inc.	504,453	0.1
26,231	@,L	Bio-Reference Labs, Inc.	669,940	0.2
37,991	@	Centene Corp.	2,239,570	0.6
27,952	L	Chemed Corp.	2,141,682	0.6
14,227		Conmed Corp.	604,648	0.2
35,718	@	Cynosure, Inc.	952,956	0.3
44,497	@	Emergent Biosolutions, Inc.	1,022,986	0.3
23,519	@	Haemonetics Corp.	990,856	0.3
49,349		Healthsouth Corp.	1,644,309	0.5
91,335	@	Impax Laboratories, Inc.	2,296,162	0.7
22,743	@	IPC The Hospitalist Co., Inc.	1,350,707	0.4
28,973		Kindred Healthcare, Inc.	571,927	0.2
59,813	@	Luminex Corp.	1,160,372	0.3
3,380	@	Magellan Health Services, Inc.	202,496	0.1
31,189	@	Medicines Co.	1,204,519	0.3
6,024	@	Medidata Solutions, Inc.	364,874	0.1
19,390	@	Mednax, Inc.	1,035,038	0.3
6,806		Meridian Bioscience, Inc.	180,563	0.0
41,868	@	Merit Medical Systems, Inc.	659,002	0.2
60,130	@	Momenta Pharmaceuticals, Inc.	1,063,098	0.3
10,130	@	MWI Veterinary Supply, Inc.	1,728,077	0.5
15,579	@	Neogen Corp.	711,960	0.2
68,211	@	Omnicell, Inc.	1,741,427	0.5
36,820		Owens & Minor, Inc.	1,346,139	0.4
3,552	@	Parexel International Corp.	160,479	0.0
5,693	L	Questcor Pharmaceuticals, Inc.	309,984	0.1
25,300	@,L	Spectrum Pharmaceuticals, Inc.	223,905	0.1
12,748	@	SurModics, Inc.	310,924	0.1
34,956	@	Team Health Holdings, Inc.	1,592,246	0.4
34,447	@	Thoratec Corp.	1,260,760	0.4
6,746	@	Viropharma, Inc.	336,288	0.1
3,951		West Pharmaceutical Services, Inc.	193,836	0.0
			39,209,370	11.2

		Industrials: 15.6%
19,474		AAR Corp.	545,467	0.2
62,431		Actuant Corp.	2,287,472	0.7
9,010		Allegiant Travel Co.	950,014	0.3
12,037	@	Atlas Air Worldwide Holdings, Inc.	495,322	0.1
42,422		Barnes Group, Inc.	1,625,187	0.5
3,915		Belden CDT, Inc.	275,812	0.1
68,262		Brady Corp.	2,111,344	0.6
15,968	@	Consolidated Graphics, Inc.	1,076,882	0.3
45,234		Curtiss-Wright Corp.	2,814,912	0.8
15,675		EnerSys	1,098,661	0.3
37,531	@	EnPro Industries, Inc.	2,163,662	0.6
45,879		Forward Air Corp.	2,014,547	0.6
95,199		Healthcare Services Group	2,700,796	0.8
77,963		Heartland Express, Inc.	1,529,634	0.4
52,182	@	HUB Group, Inc.	2,081,018	0.6
10,245		Insperity, Inc.	370,152	0.1
38,934		KAR Auction Services, Inc.	1,150,500	0.3
44,892		Kelly Services, Inc.	1,119,606	0.3
131,235		Knight Transportation, Inc.	2,406,850	0.7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
28,595	@	Mobile Mini, Inc.	$1,177,542	0.3
13,416	@	Moog, Inc.	911,483	0.3
45,747	@	Navigant Consulting, Inc.	878,342	0.2
28,803	@	Old Dominion Freight Line	1,527,135	0.4
86,522	@	Orbital Sciences Corp.	2,015,963	0.6
5,911		Powell Industries, Inc.	395,978	0.1
34,070		Resources Connection, Inc.	488,223	0.1
9,151	@	Saia, Inc.	293,289	0.1
55,296		Simpson Manufacturing Co., Inc.	2,031,022	0.6
13,888		Standex International Corp.	873,277	0.2
35,820	@	Teledyne Technologies, Inc.	3,290,425	0.9
9,828		Tennant Co.	666,437	0.2
16,307	@	Tetra Tech, Inc.	456,270	0.1
58,802		Toro Co.	3,739,807	1.1
8,488		Unifirst Corp.	908,216	0.3
29,997		Universal Forest Products, Inc.	1,564,044	0.4
12,213		Viad Corp.	339,277	0.1
20,985		Waste Connections, Inc.	915,576	0.3
43,249		Watts Water Technologies, Inc.	2,675,816	0.8
15,391		Woodward Governor Co.	701,983	0.2
			54,667,943	15.6

		Information Technology: 17.8%
89,012	@	Advanced Energy Industries, Inc.	2,034,814	0.6
46,682	@	Aruba Networks, Inc.	835,608	0.2
44,993	@	Aspen Technology, Inc.	1,880,707	0.5
36,254	@	ATMI, Inc.	1,095,233	0.3
56,525	@	Benchmark Electronics, Inc.	1,304,597	0.4
10,721		Black Box Corp.	319,486	0.1
31,198		Blackbaud, Inc.	1,174,605	0.3
103,191		Brooks Automation, Inc.	1,082,474	0.3
20,523	@	Cabot Microelectronics Corp.	937,901	0.3
36,078	@	CACI International, Inc.	2,641,631	0.8
65,401	@	Cardtronics, Inc.	2,841,673	0.8
33,817	@	Cirrus Logic, Inc.	690,881	0.2
32,729	@	Coherent, Inc.	2,434,710	0.7
8,601		Comtech Telecommunications	271,103	0.1
23,588		CSG Systems International	693,487	0.2
38,349	@	DealerTrack Holdings, Inc.	1,843,820	0.5
33,282	@	ExlService Holdings, Inc.	919,249	0.3
27,956	@	Faro Technologies, Inc.	1,629,835	0.5
9,239		FEI Co.	825,597	0.2
17,268	@	Finisar Corp.	413,051	0.1
48,376		Flir Systems, Inc.	1,456,118	0.4
11,270		Forrester Research, Inc.	431,190	0.1
148,274	@	Harmonic, Inc.	1,094,262	0.3
45,784		Heartland Payment Systems, Inc.	2,281,875	0.7
30,523	@	Insight Enterprises, Inc.	693,177	0.2
55,108		j2 Global, Inc.	2,755,951	0.8
31,713	@	Kulicke & Soffa Industries, Inc.	421,783	0.1
46,369	@,L	Liquidity Services, Inc.	1,050,721	0.3
23,771	@	LivePerson, Inc.	352,286	0.1
55,612	@	LogMeIn, Inc.	1,865,783	0.5
9,594	@	Manhattan Associates, Inc.	1,127,103	0.3
7,930		MAXIMUS, Inc.	348,841	0.1
87,554	@	Microsemi Corp.	2,184,472	0.6
81,514		MKS Instruments, Inc.	2,440,529	0.7
13,519	@	Nanometrics, Inc.	257,537	0.1
18,474	@	Netscout Systems, Inc.	546,646	0.2
19,712	@	Oplink Communications, Inc.	366,643	0.1
27,364	@	Perficient, Inc.	640,865	0.2
52,275	@	Plexus Corp.	2,262,985	0.7
147,720	@	Polycom, Inc.	1,658,896	0.5
87,504	@	Progress Software Corp.	2,260,228	0.6
34,676	@	PTC, Inc.	1,227,184	0.4
13,176	@	QLIK Technologies, Inc.	350,877	0.1
43,471	@	Sanmina Corp.	725,966	0.2
13,604	@	Scansource, Inc.	577,218	0.2
7,254	@	Super Micro Computer, Inc.	124,479	0.0
46,834	@	SYKES Enterprises, Inc.	1,021,449	0.3
69,438	@	Synchronoss Technologies, Inc.	2,157,439	0.6
30,673	@	SYNNEX Corp.	2,067,360	0.6
2,171	@	Viasat, Inc.	136,013	0.0
36,985	@	Virtusa Corp.	1,408,759	0.4
			62,165,097	17.8

		Materials: 5.7%
15,735		A Schulman, Inc.	554,816	0.2
11,719		American Vanguard Corp.	284,655	0.1
53,913	@	Boise Cascade Co.	1,589,355	0.5
41,557	@	Century Aluminum Co.	434,686	0.1
88,373		Commercial Metals Co.	1,796,623	0.5
24,066		FutureFuel Corp.	380,243	0.1
14,528		Haynes International, Inc.	802,527	0.2
60,085		HB Fuller Co.	3,126,823	0.9
17,618		Kaiser Aluminum Corp.	1,237,488	0.4
12,100	@	Kraton Performance Polymers, Inc.	278,905	0.1
16,402		Materion Corp.	506,002	0.1
33,943		Minerals Technologies, Inc.	2,038,956	0.6
17,202		Myers Industries, Inc.	363,306	0.1
10,815		Neenah Paper, Inc.	462,558	0.1
24,345		PH Glatfelter Co.	672,896	0.2
11,236		PolyOne Corp.	397,193	0.1
9,444		Quaker Chemical Corp.	727,849	0.2
19,765	@	RTI International Metals, Inc.	676,161	0.2
28,356		Schweitzer-Mauduit International, Inc.	1,459,483	0.4
2,926		Stepan Co.	192,033	0.1
44,543		Worthington Industries	1,874,369	0.5
			19,856,927	5.7

		Telecommunication Services: 0.4%
13,090		Atlantic Tele-Network, Inc.	740,501	0.2

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: (continued)
24,233		Lumos Networks Corp.	$508,893	0.2
			1,249,394	0.4

		Utilities: 2.5%
33,698		American States Water Co.	968,144	0.3
26,152		Cleco Corp.	1,219,206	0.3
58,599		El Paso Electric Co.	2,057,411	0.6
27,179		Idacorp, Inc.	1,408,959	0.4
6,434		Laclede Group, Inc.	293,004	0.1
5,243		Northwest Natural Gas Co.	224,505	0.1
46,236		Southwest Gas Corp.	2,585,055	0.7
			8,756,284	2.5
		Total Common Stock (Cost $266,397,721)	346,828,155	99.2

RIGHTS: —%
		Materials: —%
15,300	@,X	Gerber Scientific	—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $266,397,721)	346,828,155	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.9%
	Securities Lending Collateralcc(1): 4.6%
3,810,422	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,810,428, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $3,886,637, due 01/31/14-01/01/44)	3,810,422	1.1
802,185	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $802,185, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $818,229, due 05/15/14-08/15/43)	802,185	0.2
3,810,422	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $3,810,424, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,886,630, due 01/15/14-05/01/51)	3,810,422	1.1
3,810,422	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $3,810,426, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $3,886,630, due 12/15/15-08/15/53)	3,810,422	1.1
3,810,422	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,810,428, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $3,886,632, due 01/24/14-02/01/47)	3,810,422	1.1
		16,043,873	4.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
4,496,559	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,496,559)	4,496,559	1.3

	Total Short-Term Investments (Cost $20,540,432)	20,540,432	5.9
	Total Investments in Securities (Cost $286,938,153)	$367,368,587	105.1
	Liabilities in Excess of Other Assets	(17,692,561)	(5.1)
	Net Assets	$349,676,026	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $287,872,270.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$83,520,539
Gross Unrealized Depreciation	(4,024,222)
Net Unrealized Appreciation	$79,496,317

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th  day prior to such meeting and not later than the close of business on the later of the 60 th  day prior to such meeting or the 10th  day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2014

16

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.